UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  Last day of February

Date of reporting period: March 1, 2009 through August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Money Market Funds

Six months ended August 31, 2009 (Unaudited)

JPMorgan Prime Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Prime Money Market Fund	2
JPMorgan Liquid Assets Money Market Fund	3
JPMorgan U.S. Government Money Market Fund	4
JPMorgan U.S. Treasury Plus Money Market Fund	5
JPMorgan Federal Money Market Fund	6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7
JPMorgan Tax Free Money Market Fund	8
JPMorgan Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	74
Financial Highlights	96
Notes to Financial Statements	130
Schedule of Shareholder Expenses	139
Board Approval of Investment Advisory Agreements	144
Special Shareholder Meeting Results	147

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 23, 2009 (Unaudited)

Dear Shareholder:

It’s hard to believe that only one year ago the world economy was in the grips of a financial panic of such profound proportions that, if one were to believe many commentators, it threatened to produce a catastrophe as deep and painful as the Great Depression.

Although recent economic reports confirm that this was, in fact, the worst recession in the post-World War II era, ultimately, it can hardly be compared to the Great Depression. Moreover, although unemployment continues to rise, other signs suggest that the economy is moving from recession to recovery. Meanwhile, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.

“Declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.”

Embarked on recovery

In the three months following the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than any other three-month period in the Dow’s 113-year history. The first few months of 2009 offered investors little respite and, in early March, stocks plunged to their lowest level in 14 years.

Now, however, there are signs that Wall Street is on the mend. Although credit is still tight, the credit markets overall are working far better than they did last fall. The three-month LIBOR spread — the difference between the rate on three-month inter-bank loans and three-month Treasury bills — peaked at 4.6% last October, but has since fallen to 0.2%, below its long-term average. Increased issuance and narrower spreads in the corporate bond market also provide encouraging signs.

The stock market is showing signs of resilience. As of September 23, the Standard & Poor’s 500 Index is up 57% from its March low, while market volatility, as measured by the VIX Index, fell from an all-time high of 81 last November to below 24 recently, close to its long-term average of 20.

On the economic front we have seen improvement in housing starts, industrial production and productivity growth — all signs that the economy may be embarking upon a recovery. However, it should be noted that this recovery remains vulnerable to very tight credit, geopolitical issues and a reluctance among consumers to spend. All of these present challenges to the recovery and any of them could lead us back into recession.

Equity indexes reflect strong six-month surge

All three major stock indexes have reflected the strong stock market rally that began in early March. The NASDAQ Composite Index led the surge, rising 46.5% as of the six-month period ended August 31, 2009. The Standard & Poor’s 500 Index rose 40.5% and the Dow Jones Industrial Average was up 36.6% in the same period. Outside of the U.S., emerging markets powered a strong rally, returning 71.1% over the past six months, as measured by the MSCI Emerging Markets Index.

Investors’ display strong appetite for Treasuries

Although investors showed willingness to invest in riskier investments, such as stocks and corporate bonds, they also demonstrated a strong appetite for U.S. Treasuries, pushing prices up and yields down slightly from their spring levels. As a result, yields showed only slight increases over the past six months. During the six months ended August 31, 2009, 30-year bond yields rose to 4.18% from 3.71%; the benchmark 10-year Treasury yields ended the period slightly higher, at 3.40% from 3.02%; and the two-year note remained relatively unchanged at 0.97% compared to 1.00% at the beginning of the period.

Reviewing strategy in the wake of the crisis

We’ve certainly come a long way from the post-Lehman collapse period of record-setting market volatility, frozen credit and slumping economic forecasts. One year later, economists have provided us with growing evidence that the financial crisis has eased and that the worst may be finally behind us.

As the markets and the economy show signs of stabilization, it may be tempting for investors to sit back and wait for the market to revert to its “pre-Lehman” days. However, even with recent positive data, the economy remains tenuous and is still vulnerable to various threats that could cause an economic “relapse.” So while it may not be prudent to attempt to “time” a potential market correction, investors shouldn’t resort to short-term inertia strategies either. Now may be a good time to reassess your current asset allocation to ensure that it includes a mix of strategy types, such as flexible, style pure and passive, that tend to rise and fall at different times in a market cycle. This diversified approach to investing may allow you to weather any future derailments — and to potentially benefit if the economy should brighten more than expected.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, Cash Management, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2009	$175.3 Billion
Average Maturity	55 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	24.2%
2–7 days	6.0
8–30 days	18.7
31–60 days	17.6
61–90 days	11.1
91–180 days	18.6
181+ days	3.8

7-DAY SEC YIELD (1)

Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.16
Capital Shares	0.26
Cash Management Shares	0.00
Direct Shares	0.12
Institutional Class Shares	0.22
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.18)%, (0.18)%, 0.12%, 0.22%, 0.00%, 0.22%, 0.17%, 0.22%, 0.00%, 0.00%, 0.00% and 0.22% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations

Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2009	$14.3 Billion
Average Maturity	64 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	14.9%
2–7 days	8.0
8–30 days	16.2
31–60 days	20.7
61–90 days	13.9
91–180 days	22.6
181+ days	3.7

7-DAY SEC YIELD (1)

Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.20
Capital Shares	0.31
E*Trade	0.01
Institutional Class Shares	0.26
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.01
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.19)%, (0.19)%, 0.15%, 0.26%, (0.05)%, 0.20%, 0.00%, (0.02)%, 0.00%, (0.01)% and (0.01)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2009	$113.0 Billion
Average Maturity	50 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	29.2%
2–7 days	10.0
8–30 days	12.8
31–60 days	17.8
61–90 days	7.9
91–180 days	20.4
181+ days	1.9

7-DAY SEC YIELD (1)

Agency Shares	0.09%
Capital Shares	0.19
Direct Shares	0.05
Institutional Class Shares	0.15
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.05%, 0.15%, 0.00%, 0.10%, 0.00%, (0.01)%, 0.00%, 0.00% and 0.00% for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds, and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2009	$23.5 Billion
Average Maturity	51 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	46.5%
2–7 days	1.2
8–30 days	1.9
31–60 days	33.9
61–90 days	2.5
91–180 days	4.4
181+ days	9.6

7-DAY SEC YIELD (1)

Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.01
Direct Shares	0.00
Institutional Class Shares	0.06
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.18)%, (0.18)%, (0.03)%, 0.00%, 0.01%, 0.00%, (0.01)%, 0.00%, 0.00% and 0.00% for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 8/31/2009	$15.2 Billion
Average Maturity	50 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	18.8%
2–7 days	11.9
8–30 days	28.3
31–60 days	12.1
61–90 days	8.9
91–180 days	14.5
181+ days	5.5

7-DAY SEC YIELD (1)

Agency Shares	0.10%
Institutional Class Shares	0.16
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.05%, 0.10%, (0.02)%, (0.01)% and (0.01)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2009	$19.9 Billion
Average Maturity	53 days
S&P rating*	AAAm-G
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	6.6
8–30 days	21.1
31–60 days	54.7
61–90 days	8.7
91–180 days	4.3
181+ days	4.6

7-DAY SEC YIELD (1)

Agency Shares	0.00%
Capital Shares	0.08
Institutional Class Shares	0.04
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.04)%, 0.04%, (0.01)%, (0.01)%, 0.00%, 0.00% and 0.04% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income which is excluded from gross income, while preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Agency, Direct, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 8/31/2009	$28.3 Billion
Average Maturity	35 days
S&P rating**	AAAm
Moody’s rating**	Aaa
NAIC rating**	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE***

1 day	15.1%
2–7 days	69.9
8–30 days	1.6
31–60 days	2.2
61–90 days	0.1
91–180 days	2.3
181+ days	8.8

7-DAY SEC YIELD (1)

Agency Shares	0.11%
Direct Shares	0.07
Institutional Class Shares	0.17
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

***	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Agency Shares, Direct Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.07%, 0.00%, 0.12%, (0.01)%, 0.00% and 0.00% for Agency Shares, Direct Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2009	$3.7 Billion
Average Maturity	31 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	23.8%
2–7 days	59.4
8–30 days	4.2
31–60 days	2.3
61–90 days	0.3
91–180 days	1.8
181+ days	8.2

7-DAY SEC YIELD (1)

Agency Shares	0.36%
E*Trade	0.01
Institutional Class Shares	0.42
Morgan Shares	0.03
Premier Shares	0.17
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.30%, (0.06)%, 0.35%, 0.00%, 0.15%, (0.02)% and (0.02)% for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Banker’s Acceptance — 0.0% (g)
30,000	Wachovia Bank N.A., 0.371%, 02/25/10 (n) (Cost $29,945)	29,945
Certificates of Deposit — 46.4%
	Abbey National Treasury Services plc,
585,000	0.300%, 12/21/09 (m)	585,000
250,000	0.430%, 01/11/10 (m)	250,000
193,500	0.440%, 01/11/10 (m)	193,504
	Australia & New Zealand Banking Group Ltd.,
200,000	0.330%, 10/09/09	200,000
208,000	0.350%, 09/25/09	208,000
	Banco Bilbao Vizcaya Argentaria S.A.,
305,000	0.300%, 11/20/09	305,000
585,000	0.300%, 11/23/09	585,007
200,000	0.305%, 12/21/09	200,003
438,000	0.310%, 12/28/09	438,004
100,000	0.310%, 12/29/09	100,003
200,000	0.350%, 09/15/09	200,000
295,000	0.405%, 09/01/09	295,000
521,000	0.410%, 02/12/10	521,000
500,000	0.435%, 01/29/10	500,010
300,000	Banco Espirito Santo, 0.300%, 09/03/09	300,000
	Bank of Montreal,
590,000	0.220%, 10/01/09	590,002
250,000	0.240%, 09/21/09	250,000
550,000	0.250%, 09/08/09	550,000
645,000	0.250%, 09/09/09	645,000
250,000	0.250%, 09/28/09	250,000
	Bank of Nova Scotia,
172,000	0.350%, 02/26/10	172,000
154,000	0.360%, 02/26/10	154,000
150,000	0.370%, 02/26/10	150,000
295,000	0.400%, 01/15/10	295,000
256,000	0.400%, 02/12/10	256,000
240,000	0.420%, 01/08/10	240,000
398,000	0.450%, 01/11/10	398,000
246,500	0.480%, 12/23/09	246,500
100,000	0.480%, 12/28/09	100,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
586,200	0.250%, 09/01/09	586,200
200,000	0.250%, 09/04/09	200,000
	Barclays Bank plc,
387,200	0.250%, 11/30/09	387,200
1,090,000	0.320%, 10/09/09	1,090,000
1,457,000	0.350%, 10/02/09	1,457,000
	Bayerische Hypo-und Vereinsbank AG,
340,000	0.250%, 09/28/09	340,000
307,000	0.290%, 09/24/09	307,000
	BNP Paribas,
880,000	0.300%, 12/01/09	880,000
880,200	0.410%, 02/16/10	880,200
407,400	0.420%, 02/16/10	407,400
508,000	0.440%, 01/13/10	508,000
577,000	0.460%, 01/19/10	577,000
882,000	0.460%, 01/22/10	882,000
578,000	0.470%, 01/08/10	578,000
293,400	0.470%, 01/11/10	293,400
895,200	0.480%, 12/28/09	895,200
765,600	0.490%, 01/06/10	765,600
	BPCE SA,
150,000	0.280%, 10/23/09	150,000
274,000	0.290%, 10/29/09	274,000
	Caisse des Depot et Consignation,
871,000	0.440%, 10/05/09	871,008
555,000	0.490%, 02/24/10	555,027
729,000	0.490%, 02/26/10	729,036
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
295,500	0.330%, 09/10/09	295,500
232,400	0.330%, 09/24/09	232,401
194,000	0.350%, 09/18/09	194,001
784,000	0.360%, 09/16/09	784,003
267,000	0.510%, 09/04/09	267,000
	Caixa Geral de Depositos,
293,000	0.285%, 09/03/09	293,000
60,000	0.400%, 11/17/09	60,001
586,000	0.450%, 10/13/09	586,007
90,000	0.460%, 11/12/09	90,002
70,000	0.650%, 10/09/09	70,001
533,000	Calyon N.A. Co., 0.270%, 11/27/09	533,000
	Canadian Imperial Bank of Commerce,
582,500	0.280%, 12/02/09	582,500
300,000	0.310%, 11/06/09	300,005
198,000	0.320%, 10/08/09	198,000
	Commonwealth Bank,
588,000	0.250%, 11/25/09	588,000
292,000	0.270%, 11/03/09	292,000
413,000	0.300%, 10/16/09	413,000

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — Continued
	Credit Agricole S.A.,
200,000	0.300%, 11/16/09	200,000
1,460,000	0.370%, 09/15/09	1,460,000
205,000	0.370%, 11/25/09	205,034
495,000	0.400%, 09/08/09	495,000
400,000	0.430%, 09/03/09	400,000
	Credit Industriel et Commercial,
1,200,000	0.600%, 09/21/09	1,200,000
945,000	0.650%, 09/14/09	945,000
1,455,000	0.705%, 09/08/09	1,455,002
575,000	0.730%, 09/01/09	575,000
	Danske Bank,
452,000	0.280%, 09/21/09	452,002
454,000	0.290%, 09/08/09	454,001
	Deutsche Bank AG,
582,500	0.290%, 12/17/09	582,500
282,000	0.300%, 11/16/09	282,000
1,242,500	0.400%, 02/08/10	1,242,500
550,000	VAR, 0.808%, 10/06/09 (e)	550,000
	DnB NOR Bank ASA,
419,000	0.250%, 10/26/09	419,000
491,000	0.260%, 10/19/09	491,000
100,000	0.260%, 10/26/09	100,002
297,000	0.270%, 09/22/09	297,000
320,000	0.280%, 09/18/09	320,000
	DZ Bank AG,
472,500	0.220%, 09/30/09	472,500
500,000	0.240%, 09/08/09	500,000
500,000	0.240%, 09/16/09	500,000
618,000	0.250%, 09/04/09	618,000
	HSBC Bank,
295,000	0.400%, 01/21/10	295,000
295,000	0.430%, 01/11/10	295,005
308,000	0.430%, 01/15/10	308,012
440,000	0.820%, 08/06/10	440,041
	ING Bank N.V.,
1,000,000	0.330%, 12/04/09	1,000,000
707,000	0.340%, 11/24/09	707,000
585,000	0.350%, 11/05/09	585,000
1,000,000	0.400%, 10/27/09	1,000,000
	Intesa Sanpaolo IMI S.p.A.,
550,000	0.260%, 11/25/09	550,013
300,000	0.270%, 11/20/09	300,000
50,000	0.280%, 11/19/09	50,001
200,000	0.290%, 11/20/09	200,000
500,000	0.305%, 11/06/09	500,005
293,000	0.305%, 11/09/09	293,000
468,000	0.325%, 10/09/09	468,002
200,000	0.340%, 10/09/09	200,000
123,000	0.360%, 10/08/09	123,000
135,000	0.380%, 10/08/09	135,000
	Landesbank Hessen-Thuringen Girozentrale,
625,000	0.250%, 09/04/09	625,000
450,000	0.260%, 09/14/09	450,002
	Lloyds TSB Bank plc,
441,000	0.310%, 09/17/09	441,000
883,000	0.310%, 09/22/09	883,000
300,000	0.340%, 09/08/09	300,000
	Mitsubishi UFJ Trust & Banking Corp.,
61,000	0.280%, 09/28/09	61,000
102,000	0.300%, 09/28/09	102,000
105,000	0.330%, 09/23/09	105,000
127,000	0.340%, 09/17/09	127,000
122,000	0.350%, 09/09/09	122,000
	Mizuho Corporate Bank Ltd.,
245,000	0.270%, 11/25/09	245,000
366,000	0.320%, 11/06/09	366,000
300,000	0.320%, 11/10/09	300,000
167,000	0.330%, 11/04/09	167,003
411,500	0.350%, 10/23/09	411,500
875,700	0.380%, 10/09/09	875,700
	National Australia Bank Ltd.,
250,000	0.365%, 09/04/09	250,000
1,096,000	0.365%, 09/18/09	1,096,002
527,500	0.370%, 09/04/09	527,500
500,000	0.375%, 09/04/09	500,000
590,000	National Bank of Canada, 0.200%, 09/28/09	590,000
177,500	Natixis, 0.300%, 09/28/09	177,500
	Norinchukin Bank-New York,
665,000	0.500%, 10/16/09	665,000
294,000	0.500%, 10/23/09	294,000
411,000	0.520%, 10/09/09	411,000
	Rabobank Nederland N.V.,
285,500	0.350%, 09/03/09	285,500
387,000	0.350%, 02/26/10	387,000
590,000	0.360%, 03/01/10	590,000
295,000	0.420%, 01/11/10	295,000
292,000	0.450%, 09/30/09	292,000
238,000	0.450%, 01/08/10	238,000
580,000	0.490%, 01/06/10	580,000
536,000	0.510%, 01/12/10	536,020
50,000	0.520%, 01/15/10	50,007

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — Continued
	Royal Bank of Scotland plc,
252,000	0.320%, 10/22/09	252,000
200,000	0.350%, 09/10/09	200,001
1,175,000	0.370%, 09/18/09	1,175,000
586,000	1.100%, 05/10/10	586,000
900,000	1.200%, 09/02/09	900,000
799,150	1.250%, 01/26/10	799,150
421,550	1.450%, 02/08/10	421,550
350,000	Skandinaviska Enskilda Banken AB, 0.260%, 09/04/09	350,000
	Societe Generale,
530,000	0.300%, 09/18/09	530,000
1,439,000	0.300%, 10/01/09	1,439,000
337,000	0.300%, 10/09/09	337,000
337,000	0.300%, 11/20/09	337,000
587,500	0.350%, 09/15/09	587,500
	Sumitomo Mitsui Banking Corp.,
183,000	0.280%, 09/18/09	183,000
200,000	0.290%, 11/25/09	200,000
115,000	0.310%, 11/19/09	115,000
200,000	0.320%, 11/06/09	200,000
210,000	0.320%, 11/13/09	210,000
120,000	0.320%, 11/16/09	120,000
200,000	0.325%, 11/10/09	200,002
153,000	0.330%, 11/03/09	153,000
200,000	0.330%, 11/12/09	200,004
100,000	0.370%, 10/23/09	100,000
174,000	0.380%, 10/08/09	174,000
150,000	0.380%, 10/16/09	150,000
155,000	0.380%, 10/19/09	155,000
35,000	0.390%, 10/08/09	35,000
295,000	0.390%, 10/09/09	295,000
85,000	0.390%, 10/14/09	85,001
100,000	0.400%, 10/05/09	100,000
100,000	0.420%, 09/28/09	100,000
290,000	0.420%, 10/02/09	290,000
	Svenska Handelsbanken, Inc.,
450,000	0.270%, 11/20/09	450,000
105,000	0.290%, 11/12/09	104,998
300,000	0.300%, 10/19/09	300,000
324,000	0.300%, 11/03/09	324,000
138,000	0.300%, 11/04/09	138,000
70,000	0.310%, 10/30/09	70,001
193,000	0.320%, 10/19/09	193,000
294,000	Toronto Dominion Bank Ltd., 0.330%, 11/16/09	294,000
	UBS AG,
580,000	0.570%, 10/27/09	580,000
771,000	0.590%, 10/13/09	771,000
248,000	0.640%, 10/09/09	248,000
292,000	0.670%, 10/02/09	292,000
899,250	0.700%, 09/25/09	899,250
1,000,000	0.700%, 09/28/09	1,000,000
	UniCredito Italiano S.p.A.,
500,000	0.250%, 10/01/09	500,000
251,500	0.250%, 10/05/09	251,500
300,000	0.320%, 09/15/09	300,000
	Total Certificates of Deposit (Cost $81,274,036)	81,274,036
Commercial Paper — 18.8% (n)
	Amsterdam Funding Corp.,
40,000	0.230%, 09/09/09 (e)	39,998
113,337	0.330%, 09/10/09 (e)	113,328
232,000	1.258%, 10/08/09 (e)	231,702
140,000	1.258%, 10/15/09 (e)	139,786
	Antalis US Funding Corp.,
15,000	0.270%, 09/16/09 (e)	14,998
50,000	0.270%, 09/18/09 (e)	49,994
35,000	0.270%, 09/24/09 (e)	34,994
68,000	0.276%, 10/26/09 (e)	67,971
60,000	0.300%, 10/14/09 (e)	59,979
50,000	0.370%, 09/08/09 (e)	49,996
37,000	0.370%, 09/09/09 (e)	36,997
	ASB Finance Ltd.,
128,000	0.335%, 10/20/09 (e) (m)	127,942
136,000	0.360%, 10/14/09 (e) (m)	135,942
120,000	0.375%, 10/21/09 (e) (m)	119,937
25,000	0.400%, 09/08/09 (e) (m)	24,998
23,100	0.400%, 09/15/09 (e) (m)	23,096
75,000	0.400%, 09/29/09 (e) (m)	74,977
62,000	0.471%, 09/01/09 (e) (m)	62,000
	Aspen Funding Corp.,
98,045	0.350%, 10/16/09 (e)	98,002
75,000	0.702%, 12/16/09 (e)	74,846
	Atlantic Asset Securitization LLC,
61,000	0.300%, 10/20/09 (e)	60,975
103,700	0.320%, 10/16/09 (e)	103,659
93,000	1.258%, 10/13/09 (e)	92,864

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — Continued
	Atlantis One Funding Corp.,
237,400	0.501%, 01/13/10 (e)	236,958
500,000	0.552%, 12/04/09 (e)	499,282
210,000	0.562%, 12/17/09	209,651
925,000	0.955%, 10/15/09 (e)	923,926
	Banco Bilbao Vizcaya Argentaria S.A.,
589,000	0.310%, 12/17/09	588,457
508,000	0.501%, 01/15/10	507,040
823,500	0.501%, 01/19/10	821,899
291,000	Bank of Nova Scotia, 0.250%, 12/14/09	290,790
	Banque et Caisse d’Epargne de L’Etat,
200,000	0.240%, 09/01/09	200,000
130,000	0.245%, 10/27/09	129,950
180,000	0.260%, 11/24/09	179,891
35,000	0.270%, 11/30/09	34,976
114,000	0.300%, 11/12/09	113,932
	Barton Capital Corp.,
76,384	0.280%, 09/18/09 (e)	76,374
87,082	0.300%, 09/03/09 (e)	87,080
106,290	0.300%, 09/04/09 (e)	106,287
94,077	0.300%, 09/09/09 (e)	94,071
94,103	0.300%, 09/10/09 (e)	94,096
	BPCE SA,
100,000	0.280%, 10/16/09 (e)	99,965
300,000	0.280%, 10/21/09 (e)	299,883
321,000	0.280%, 10/26/09 (e)	320,863
100,000	CAFCO LLC, 0.230%, 09/21/09 (e)	99,987
	Caisse d’Amortissement de la Dette Sociale,
860,600	0.467%, 12/28/09	859,286
430,000	0.501%, 01/07/10	429,236
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
150,000	0.310%, 09/24/09	149,970
200,000	0.310%, 09/29/09	199,952
300,000	0.325%, 09/11/09	299,973
119,000	0.350%, 09/08/09	118,992
	Cancara Asset Securitisation LLC,
350,000	0.350%, 10/14/09 (e)	349,854
144,000	0.350%, 10/16/09 (e)	143,937
185,000	0.350%, 10/21/09 (e)	184,910
37,000	0.350%, 10/22/09 (e)	36,982
189,000	0.400%, 09/17/09 (e)	188,966
465,000	1.512%, 10/08/09 (e)	464,283
370,000	1.512%, 10/15/09 (e)	369,322
262,000	CBA Delaware Finance, Inc., 0.300%, 10/16/09	261,902
	Charta Corp.,
144,000	0.230%, 09/28/09 (e)	143,975
100,000	0.260%, 09/01/09 (e)	100,000
	Citigroup Funding, Inc.,
250,000	0.300%, 09/02/09	249,998
180,000	0.300%, 09/09/09	179,988
250,000	0.320%, 09/18/09	249,962
320,000	0.320%, 09/25/09	319,932
300,000	DnB NOR Bank ASA, 0.290%, 09/18/09 (e)	299,959
400,000	Ebbets Funding LLC, 0.470%, 09/01/09 (e)	400,000
60,122	Edison Asset Securitization LLC, 0.370%, 09/18/09	60,111
	Eksportfinans ASA,
50,000	0.240%, 09/24/09 (e)	49,992
175,000	0.380%, 10/29/09 (e)	174,893
350,000	Elysian Funding LLC, 0.470%, 09/01/09 (e)	350,000
1,300,000	Erste Finance Delaware LLC, 0.250%, 09/03/09 (e)	1,299,982
	Gemini Securitization Corp. LLC,
50,014	0.230%, 09/08/09 (e)	50,012
35,000	0.270%, 10/28/09 (e)	34,985
38,000	0.270%, 11/23/09 (e)	37,976
25,000	0.270%, 11/24/09 (e)	24,984
100,000	0.340%, 10/07/09 (e)	99,966
	General Electric Capital Corp.,
220,000	0.260%, 11/30/09	219,857
400,000	0.300%, 11/05/09	399,783
70,000	General Electric Capital Services, Inc., 0.350%, 10/05/09	69,977
	General Electric Co.,
230,377	0.200%, 09/01/09	230,377
581,000	0.350%, 09/23/09	580,876
292,300	0.400%, 09/14/09	292,258
	Grampian Funding LLC,
119,000	0.370%, 10/01/09 (e)	118,963
80,000	0.390%, 09/23/09 (e)	79,981
100,000	0.410%, 09/14/09 (e)	99,985
300,000	HVB US Finance, Inc., 0.300%, 09/16/09 (e)	299,963
154,000	Intesa Funding LLC, 0.300%, 10/13/09	153,946
	Liberty Street Funding LLC,
115,000	0.240%, 09/10/09 (e)	114,993
75,000	0.320%, 10/13/09 (e)	74,972
	Macquarie Bank Ltd.,
278,000	1.112%, 04/28/10 (e)	275,970
334,900	1.113%, 05/07/10 (e)	332,362

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — Continued
62,000	MetLife Short Term Funding LLC,
	0.601%, 10/23/09 (e)	61,946
	Mont Blanc Capital Corp.,
75,000	0.260%, 09/10/09 (e)	74,995
90,000	0.320%, 09/09/09 (e)	89,994
75,000	Newport Funding Corp., 0.350%, 10/16/09 (e)	74,967
	NRW Bank Corp.,
652,000	0.441%, 02/18/10	650,645
881,500	0.471%, 02/04/10	879,705
877,000	0.481%, 02/08/10	875,129
	Old Line Funding LLC,
49,207	0.310%, 10/19/09 (e)	49,187
41,845	0.330%, 10/15/09 (e)	41,828
56,204	0.350%, 09/24/09 (e)	56,191
245,000	0.401%, 10/20/09 (e)	244,867
300,000	1.258%, 10/08/09 (e)	299,614
70,000	1.258%, 10/09/09 (e)	69,908
	Raiffeisen Zentralbank Oesterreich AG,
50,000	0.410%, 09/10/09 (e)	49,995
135,000	0.420%, 09/09/09 (e)	134,987
	Ranger Funding Co. LLC,
310,099	0.250%, 09/10/09 (e)	310,080
100,000	0.300%, 09/18/09 (e)	99,986
150,095	0.300%, 09/23/09 (e)	150,067
	RBS Holdings USA, Inc.,
300,000	0.350%, 09/25/09 (e)	299,930
250,000	0.350%, 09/29/09 (e)	249,932
	Regency Markets No. 1 LLC,
105,000	0.240%, 09/21/09 (e)	104,986
40,018	0.250%, 09/15/09 (e)	40,014
62,000	0.300%, 11/16/09 (e)	61,961
47,397	0.370%, 10/09/09 (e)	47,378
67,286	0.370%, 10/15/09 (e)	67,256
145,052	Rhein Main Securitisation Ltd., 0.400%, 09/21/09 (e)	145,020
	Rheingold Securitisation Ltd.,
40,000	0.330%, 09/21/09 (e)	39,993
34,970	0.400%, 09/10/09 (e)	34,966
100,000	0.436%, 10/20/09 (e)	99,946
	Salisbury Receivables Co. LLC,
50,000	0.240%, 09/02/09 (e)	50,000
136,100	0.350%, 09/03/09 (e)	136,097
	Santander Central Hispano Finance Delaware, Inc.,
210,000	0.421%, 02/02/10	209,623
571,000	0.473%, 01/22/10	569,930
67,500	0.562%, 01/15/10	67,357
50,000	Sheffield Receivables Corp., 0.330%, 10/02/09 (e)	49,986
350,000	Societe Generale North America, Inc., 0.300%, 10/01/09	349,913
	Stadshypotek Delaware, Inc.,
169,000	0.270%, 11/24/09 (e)	168,894
125,000	0.290%, 11/25/09 (e)	124,914
	Starbird Funding Corp.,
75,000	0.250%, 11/24/09 (e)	74,956
92,000	0.300%, 10/01/09 (e)	91,977
125,000	0.300%, 10/05/09 (e)	124,965
67,000	0.300%, 10/15/09 (e)	66,976
69,000	0.300%, 10/16/09 (e)	68,974
165,000	0.300%, 10/21/09 (e)	164,931
	Straight-A-Funding LLC,
45,000	0.250%, 11/25/09	44,973
242,252	0.260%, 11/23/09	242,107
155,000	0.350%, 10/09/09	154,943
100,000	0.370%, 09/02/09	99,999
50,000	0.370%, 09/10/09	49,996
150,290	0.370%, 09/15/09	150,268
230,000	0.370%, 09/16/09	229,965
150,000	0.370%, 09/17/09	149,975
	Surrey Funding Corp.,
159,823	0.280%, 10/28/09 (e)	159,752
50,000	0.390%, 10/07/09 (e)	49,981
114,354	0.400%, 09/14/09 (e)	114,337
132,000	1.056%, 10/27/09 (e)	131,784
54,000	1.258%, 10/01/09 (e)	53,944
	Svenska Handelsbanken, Inc.,
140,000	0.250%, 11/25/09	139,917
173,000	0.250%, 11/30/09	172,892
	Swedbank AB,
225,000	0.806%, 04/27/10 (e)	223,810
225,000	0.806%, 04/28/10 (e)	223,805
100,000	0.806%, 04/29/10 (e)	99,467
139,000	0.888%, 05/18/10 (e)	138,120
191,850	0.929%, 05/13/10 (e)	190,605
11,000	0.929%, 05/14/10 (e)	10,928
200,000	0.929%, 05/17/10 (e)	198,681

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — Continued
	Tasman Funding, Inc.,
100,000	0.280%, 09/04/09 (e)	99,998
235,000	0.340%, 09/28/09 (e)	234,940
	Tempo Finance Corp.,
50,000	0.300%, 11/09/09 (e)	49,971
95,000	0.300%, 11/16/09 (e)	94,940
	Thames Asset Global Securitization, Inc.,
355,679	0.236%, 09/15/09 (e)	355,646
101,710	0.240%, 09/04/09 (e)	101,708
102,726	0.330%, 09/09/09 (e)	102,719
	Thunder Bay Funding LLC,
60,000	0.230%, 09/01/09 (e)	60,000
45,520	0.230%, 09/02/09 (e)	45,520
17,083	0.230%, 09/04/09 (e)	17,083
64,038	0.230%, 09/10/09 (e)	64,034
17,034	0.240%, 09/14/09 (e)	17,032
36,148	0.320%, 10/05/09 (e)	36,137
30,430	0.320%, 10/08/09 (e)	30,420
	Tulip Funding Corp.,
94,722	0.230%, 09/15/09 (e)	94,713
65,457	0.240%, 09/18/09 (e)	65,450
250,000	UniCredit Bank Ireland plc, 0.250%, 09/28/09 (e)	249,953
40,000	Variable Funding Capital Corp., 0.401%, 02/12/10 (e)	39,927
	Versailles Commercial Paper LLC,
55,000	0.400%, 09/25/09 (e)	54,985
150,000	0.470%, 09/16/09 (e)	149,971
106,000	1.105%, 09/17/09 (e)	105,948
	Westpac Securities NZ Ltd.,
90,000	0.290%, 11/18/09 (e)	89,943
24,000	0.300%, 11/10/09 (e)	23,986
100,000	0.300%, 11/12/09 (e)	99,940
	Windmill Funding Corp.,
80,000	0.310%, 09/14/09 (e)	79,991
232,000	1.258%, 10/08/09 (e)	231,702
140,000	1.258%, 10/15/09 (e)	139,786
45,061	Yorktown Capital LLC, 0.310%, 09/11/09 (e)	45,057
	Total Commercial Paper (Cost $32,919,597)	32,919,597
Corporate Notes — 2.9%
	Financials — 2.9%
	Capital Markets — 0.6%
	Macquarie Bank Ltd.
268,100	VAR, 0.713%, 11/29/09 (e)	268,100
704,700	1.975%, 01/15/10 (e)	704,700
		972,800
	Commercial Banks — 1.6%
274,000	Australia & New Zealand Banking Group Ltd., VAR, 0.866%, 09/02/09 (e)	274,000
500,000	Bank of America N.A., 0.270%, 09/08/09 (e)	500,000
600,000	Bayerische Landesbank, VAR, 0.327%, 09/24/09	600,000
25,000	HSBC Bank, 3.875%, 09/15/09	25,029
600,000	Kreditanstalt fuer Wiederaufbau, VAR, 0.554%, 10/21/09	600,000
175,000	National Australia Bank Ltd., VAR, 0.859%, 09/06/09 (e)	175,000
	Rabobank Nederland N.V.
198,000	VAR, 0.440%, 11/21/09 (e)	198,000
486,000	VAR, 0.684%, 10/09/09 (e)	485,997
		2,858,026
	FDIC Guaranteed Securities — 0.7%
	Bank of America N.A.
362,500	0.230%, 09/28/09 (e)	362,500
85,000	0.270%, 09/04/09	85,000
270,200	0.700%, 09/04/09 (e)	270,200
280,250	0.730%, 09/01/09 (e)	280,250
307,000	Citibank N.A., VAR, 0.647%, 09/30/09	307,000
		1,304,950
	Total Corporate Notes (Cost $5,135,776)	5,135,776
Repurchase Agreements — 11.3%
1,245,512	Bank of America Securities LLC, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $1,245,519, collateralized by U.S. Government Agency Securities with a value of $1,277,179	1,245,512
110,506	Bank of America Securities LLC, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $110,507, collateralized by U.S. Government Agency Securities with a value of $112,716	110,506
6,000,000	Barclays Capital, Inc., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $6,000,037, collateralized by U.S. Treasury Securities with a value of $6,120,000	6,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Repurchase Agreements — Continued
	FDIC Guaranteed Securities — Continued
260,057	Deutsche Bank AG, 0.190%, dated 08/31/09, due 09/01/09, repurchase price $260,058, collateralized by U.S. Treasury Securities with a value of $265,258	260,057
1,000,000	Goldman Sachs & Co., 0.200%, dated 08/31/09, due 09/01/09, repurchase price $1,000,005, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000
1,750,000	Goldman Sachs & Co., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $1,750,011, collateralized by U.S. Government Agency Securities with a value of $1,785,000	1,750,000
8,000,000	Morgan Stanely & Co., Inc., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $8,000,049, collateralized by U.S. Government Agency Securities with a value of $8,160,000	8,000,000
1,500,000	Morgan Stanley & Co., Inc., 0.210%, dated 08/31/09, due 09/01/09, repurchase price $1,500,009, collateralized by U.S. Government Agency Securities with a value of $1,530,000	1,500,000
	Total Repurchase Agreements (Cost $19,866,075)	19,866,075
Sovereign Agency — 0.2%
260,600	Export Development Canada, 1.500%, 01/15/10 (e) (Cost $260,600)	260,600
Time Deposits — 11.0%
2,000,000	Banque Federative du Credit Mutel, 0.200%, 09/01/09	2,000,000
2,000,000	Bayerische Hypo-und Vereinsbank AG, 0.200%, 09/01/09	2,000,000
1,000,000	BNP Paribas, 0.190%, 09/01/09	1,000,000
1,674,057	Calyon N.A. Co., 0.190%, 09/01/09	1,674,057
1,800,000	Citibank N.A., 0.210%, 09/01/09	1,800,000
1,853,000	Commerzbank AG, 0.200%, 09/02/09	1,853,000
1,158,226	Deutsche Bank AG, 0.125%, 09/01/09	1,158,226
1,000,000	Dexia Credit Local, 0.200%, 09/01/09	1,000,000
2,000,000	Lloyds TSB Bank plc, 0.190%, 09/01/09	2,000,000
1,000,000	Natixis, 0.220%, 09/01/09	1,000,000
1,000,000	Rabobank Nederland, 0.160%, 09/01/09	1,000,000
500,000	Royal Bank of Canada, 0.188%, 09/01/09	500,000
1,000,000	Royal Bank of Scotland plc, 0.190%, 09/01/09	1,000,000
	Societe Generale,
676,286	0.160%, 09/01/09	676,286
675,988	0.200%, 09/01/09	675,988
	Total Time Deposits (Cost $19,337,557)	19,337,557
U.S. Government Agency Securities — 10.4%
	Federal Home Loan Bank,
100,000	0.800%, 04/30/10	100,007
868,500	0.820%, 04/27/10	868,389
265,800	0.820%, 04/29/10	265,765
748,665	0.960%, 02/04/10	748,319
1,142,000	1.020%, 02/26/10	1,141,683
66,788	DN, 0.150%, 11/02/09 (n)	66,771
650,000	DN, 1.729%, 11/23/09 (n)	647,452
610,000	DN, 1.833%, 11/19/09 (n)	607,591
601,650	DN, 1.833%, 11/20/09 (n)	599,243
494,350	VAR, 0.394%, 11/10/09	494,307
360,000	VAR, 0.675%, 09/01/09	360,000
	Federal Home Loan Mortgage Corp.,
137,000	DN, 0.321%, 01/19/10 (n)	136,830
438,000	DN, 0.341%, 02/01/10 (n)	437,367
624,728	DN, 1.729%, 11/18/09 (n)	622,427
600,220	DN, 2.092%, 11/02/09 (n)	598,101
198,000	VAR, 0.437%, 09/05/09	197,922
360,000	VAR, 0.700%, 09/01/09	360,000
	Federal National Mortgage Association,
530,000	DN, 0.321%, 01/15/10 (n)	529,359
2,246,000	DN, 0.705%, 04/09/10 (n)	2,236,392
610,000	DN, 1.832%, 11/13/09 (n)	607,774
1,223,920	DN, 2.093%, 11/06/09 (n)	1,219,320
598,100	DN, 2.114%, 11/05/09 (n)	595,865
1,545,000	VAR, 0.390%, 09/01/09	1,544,995
451,000	VAR, 0.394%, 11/08/09	450,959
260,000	VAR, 0.404%, 11/12/09	259,987
1,300,000	VAR, 0.424%, 10/25/09	1,299,844
1,290,000	VAR, 0.454%, 10/21/09	1,290,000
	Total U.S. Government Agency Securities (Cost $18,286,669)	18,286,669
	Total Investments — 101.0% (Cost $177,110,255)*	177,110,255
	Liabilities in Excess of Other Assets — (1.0)%	(1,807,861)
	NET ASSETS — 100.0%	$175,302,394

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Banker’s Acceptance — 0.4% (n)
	Wachovia Bank N.A.
34,550	0.371%, 02/24/10	34,487
20,000	0.371%, 02/25/10	19,964
	Total Banker’s Acceptance (Cost $54,451)	54,451
Certificates of Deposit — 47.2%
	Abbey National Treasury Services plc,
48,000	0.300%, 12/21/09 (m)	48,000
35,000	0.440%, 01/11/10 (m)	35,001
20,000	Australia & New Zealand Banking Group Ltd., 0.350%, 09/25/09	20,000
	Banco Bilbao Vizcaya Argentaria S.A.,
24,000	0.300%, 11/20/09	24,000
48,000	0.300%, 11/23/09	48,000
15,000	0.310%, 12/28/09	15,000
25,000	0.310%, 12/29/09	25,001
15,000	0.350%, 09/15/09	15,000
25,000	0.405%, 09/01/09	25,000
41,000	0.410%, 02/12/10	41,000
90,000	0.420%, 01/29/10	90,000
30,000	Banco Espirito Santo, 0.520%, 09/02/09	30,000
	Bank of Montreal,
50,000	0.220%, 10/01/09	50,000
75,000	0.250%, 09/28/09	75,000
	Bank of Nova Scotia,
14,000	0.350%, 02/26/10	14,000
5,000	0.350%, 03/02/10	5,000
13,000	0.360%, 02/26/10	13,000
23,000	0.370%, 02/26/10	23,000
23,000	0.400%, 01/15/10	23,000
25,000	0.400%, 02/12/10	25,000
19,000	0.420%, 01/08/10	19,000
52,000	0.450%, 01/11/10	52,000
25,000	0.480%, 12/23/09	25,000
51,000	Bank of Tokyo-Mitsubishi UFJ Ltd., 0.250%, 09/01/09	51,000
	Barclays Bank plc,
32,000	0.250%, 11/30/09	32,000
92,000	0.320%, 10/09/09	92,000
124,000	0.350%, 10/02/09	124,000
25,000	Bayerische Hypo-und Vereinsbank AG, 0.290%, 09/24/09	25,000
	BNP Paribas,
76,000	0.300%, 12/01/09	76,000
70,000	0.410%, 02/16/10	70,000
32,000	0.420%, 02/16/10	32,000
40,000	0.440%, 01/13/10	40,000
45,000	0.460%, 01/19/10	45,000
71,000	0.460%, 01/22/10	71,000
48,000	0.470%, 01/08/10	48,000
24,000	0.470%, 01/11/10	24,000
63,000	0.490%, 01/06/10	63,000
23,000	BPCE S.A., 0.290%, 10/29/09	23,000
	Caisse des Depot et Consignation,
75,000	0.440%, 10/05/09	75,001
160,000	0.490%, 02/24/10	160,008
68,000	0.490%, 02/26/10	68,003
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
47,000	0.330%, 09/10/09	47,000
31,000	0.330%, 09/24/09	31,000
15,000	0.350%, 09/18/09	15,000
73,000	0.360%, 09/16/09	73,001
42,000	0.510%, 09/04/09	42,000
	Caixa Geral de Depositos,
24,000	0.285%, 09/03/09	24,000
50,000	0.390%, 10/30/09	50,000
10,000	0.400%, 11/17/09	10,000
100,000	0.420%, 11/02/09	100,002
150,000	0.420%, 11/16/09	150,003
49,000	0.450%, 10/13/09	49,000
30,000	0.460%, 11/12/09	30,001
45,000	Calyon N.A. Co., 0.270%, 11/27/09	45,000
48,000	Canadian Imperial Bank of Commerce, 0.280%, 12/02/09	48,000
	Commonwealth Bank,
50,000	0.250%, 11/25/09	50,000
23,000	0.270%, 11/03/09	23,000
32,000	0.300%, 10/16/09	32,000
	Credit Agricole S.A.,
130,000	0.370%, 09/15/09	130,000
16,000	0.370%, 11/25/09	16,003
40,000	0.400%, 09/08/09	40,000
70,000	0.430%, 09/03/09	70,000
	Credit Industriel et Commercial,
75,000	0.600%, 09/21/09	75,000
85,000	0.650%, 09/14/09	85,000
119,000	0.705%, 09/08/09	119,000
50,000	0.730%, 09/01/09	50,000
	Danske Bank,
26,000	0.280%, 09/21/09	26,000
30,000	0.290%, 09/04/09	30,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — Continued
	Deutsche Bank AG,
48,000	0.290%, 12/17/09	48,000
23,000	0.300%, 11/16/09	23,000
182,000	0.400%, 02/08/10	182,000
	DnB NOR Bank ASA,
44,000	0.250%, 10/26/09	44,000
40,000	0.260%, 10/19/09	40,000
24,000	0.270%, 09/22/09	24,000
38,000	DZ Bank AG, 0.220%, 09/30/09	38,000
	HSBC Bank plc,
24,000	0.400%, 01/21/10	24,000
24,000	0.430%, 01/11/10	24,001
25,000	0.430%, 01/15/10	25,001
35,000	0.820%, 08/06/10	35,003
	ING Bank N.V.,
110,000	0.330%, 12/04/09	110,000
60,000	0.340%, 11/24/09	60,000
55,000	0.350%, 10/30/09	55,000
48,000	0.350%, 11/05/09	48,000
96,000	0.400%, 10/27/09	96,000
	Intesa Sanpaolo IMI S.p.A.,
50,000	0.260%, 11/25/09	50,001
32,000	0.325%, 10/09/09	32,000
15,000	0.360%, 10/08/09	15,000
15,000	0.380%, 10/08/09	15,000
	Lloyds TSB Bank plc,
36,000	0.310%, 09/17/09	36,000
71,000	0.310%, 09/22/09	71,000
	Mitsubishi UFJ Trust & Banking Corp.,
50,000	0.260%, 10/05/09	50,000
5,000	0.280%, 09/28/09	5,000
15,000	0.340%, 09/17/09	15,000
10,000	0.350%, 09/09/09	10,000
100,000	0.350%, 09/11/09	100,000
	Mizuho Corporate Bank Ltd.,
23,000	0.270%, 11/24/09	23,000
33,000	0.320%, 11/13/09	33,000
14,000	0.330%, 11/04/09	14,000
34,000	0.350%, 10/23/09	34,000
71,000	0.380%, 10/09/09	71,000
	National Australia Bank Ltd.,
97,000	0.365%, 09/18/09	97,000
48,000	National Bank of Canada, 0.200%, 09/28/09	48,000
	Norinchukin Bank-New York,
54,000	0.500%, 10/16/09	54,000
24,000	0.500%, 10/23/09	24,000
32,000	0.520%, 10/09/09	32,000
	Rabobank Nederland N.V.,
25,000	0.350%, 09/03/09	25,000
33,000	0.350%, 02/26/10	33,000
50,000	0.360%, 03/01/10	50,000
24,000	0.420%, 01/11/10	24,000
24,000	0.450%, 09/30/09	24,000
50,400	0.490%, 01/06/10	50,400
65,000	0.500%, 12/29/09	65,000
47,000	0.510%, 01/12/10	47,002
15,000	0.520%, 01/15/10	15,002
	Royal Bank of Scotland plc,
25,000	0.320%, 10/22/09	25,000
97,000	0.370%, 09/18/09	97,000
47,300	1.100%, 05/10/10	47,300
65,000	1.200%, 09/02/09	65,000
69,000	1.250%, 01/26/10	69,000
30,000	1.450%, 02/08/10	30,000
	Societe Generale,
42,000	0.300%, 09/18/09	42,000
130,000	0.300%, 10/01/09	130,000
35,000	0.300%, 10/09/09	35,000
27,000	0.300%, 11/20/09	27,000
50,000	0.350%, 09/15/09	50,000
	Sumitomo Mitsui Banking Corp.,
15,000	0.280%, 09/18/09	15,000
10,000	0.300%, 12/01/09	10,000
25,000	0.310%, 11/19/09	25,000
65,000	0.320%, 11/13/09	65,000
20,000	0.320%, 11/16/09	20,000
40,000	0.360%, 10/30/09	40,000
14,000	0.380%, 10/08/09	14,000
25,000	0.380%, 10/16/09	25,000
12,000	0.380%, 10/19/09	12,000
23,000	0.390%, 10/09/09	23,000
15,000	0.390%, 10/14/09	15,000
25,000	0.420%, 10/02/09	25,000
	Svenska Handelsbanken, Inc.,
37,000	0.270%, 11/20/09	37,000
40,000	0.310%, 10/30/09	40,001
23,000	Toronto Dominion Bank Ltd., 0.330%, 11/16/09	23,000

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — Continued
	UBS AG,
51,000	0.570%, 10/27/09	51,000
61,000	0.590%, 10/13/09	61,000
20,000	0.640%, 10/09/09	20,000
25,000	0.670%, 10/02/09	25,000
100,000	0.700%, 09/25/09	100,000
80,000	0.700%, 09/28/09	80,000
50,000	Unicredito Italiano S.p.A., 0.250%, 09/28/09	50,000
	Total Certificates of Deposit (Cost $6,750,735)	6,750,735
Commercial Paper — 27.2% (n)
	Amsterdam Funding Corp.,
18,000	1.258%, 10/08/09 (e) (m)	17,977
10,000	1.258%, 10/15/09 (e) (m)	9,985
	Antalis US Funding Corp.,
10,000	0.280%, 10/26/09 (e)	9,996
50,000	0.300%, 09/01/09 (e) (m)	50,000
5,000	0.300%, 10/14/09 (e)	4,998
	ASB Finance Ltd.,
11,000	0.360%, 10/14/09 (e) (m)	10,995
10,000	0.375%, 10/21/09 (e) (m)	9,995
10,000	0.400%, 09/08/09 (e) (m)	9,999
20,000	0.471%, 09/01/09 (e) (m)	20,000
14,000	Aspen Funding Corp., 0.350%, 10/16/09 (e)	13,994
	Atlantic Asset Securitization LLC,
5,000	0.300%, 10/20/09 (e)	4,998
24,000	0.320%, 10/16/09 (e)	23,990
7,000	1.258%, 10/13/09 (e)	6,990
	Atlantis One Funding Corp.,
19,000	0.501%, 01/13/10 (e)	18,964
18,000	0.562%, 12/17/09	17,970
70,000	0.955%, 10/15/09 (e)	69,919
	Banco Bilbao Vizcaya Argentaria S.A.,
47,000	0.310%, 12/17/09	46,957
40,000	0.501%, 01/15/10	39,924
66,000	0.501%, 01/19/10	65,872
23,000	Bank of Nova Scotia, 0.250%, 12/14/09	22,983
	Banque et Caisse d’Epargne de L’Etat,
15,000	0.000%, 10/30/09	14,994
20,000	0.260%, 11/24/09	19,988
55,000	0.270%, 11/30/09	54,963
	Barton Capital Corp.,
10,000	0.300%, 09/04/09 (e)	10,000
15,000	0.300%, 09/09/09 (e)	14,999
50,000	BASF SE, 0.491%, 01/12/10 (e)	49,909
70,311	Belmont Funding LLC, 0.480%, 09/01/09 (e)	70,311
	BNZ International Funding Ltd.,
70,000	0.250%, 12/02/09 (e)	69,955
41,000	0.300%, 10/19/09 (e)	40,984
	BPCE S.A.,
100,000	0.280%, 10/21/09 (e)	99,961
28,000	0.280%, 10/26/09 (e)	27,988
	Caisse d’Amortissement de la Dette Sociale,
74,000	0.469%, 12/28/09	73,887
37,000	0.501%, 01/07/10	36,934
	Cancara Asset Securitisation LLC,
25,000	0.350%, 10/16/09 (e)	24,989
15,000	0.350%, 10/21/09 (e)	14,993
15,000	0.350%, 10/22/09 (e)	14,992
14,000	0.400%, 09/17/09 (e)	13,998
35,000	1.512%, 10/08/09 (e)	34,946
30,000	1.512%, 10/15/09 (e)	29,945
98,000	Deutsche Bank Financial LLC, 0.401%, 02/03/10	97,831
50,000	DnB NOR Bank ASA, 0.290%, 09/18/09 (e)	49,993
100,000	Ebbets Funding LLC, 0.470%, 09/01/09 (e)	100,000
10,000	Eksportfinans ASA, 0.240%, 09/21/09 (e)	9,999
42,000	General Electric Capital Corp., 0.310%, 10/30/09	41,979
	General Electric Co.,
49,000	0.350%, 09/23/09	48,990
26,500	0.400%, 09/14/09	26,496
11,000	Grampian Funding LLC, 0.410%, 09/14/09 (e)	10,998
270,000	Hannover Funding Co. LLC, 0.650%, 09/02/09 (e)	269,995
12,000	Intesa Funding LLC, 0.300%, 10/13/09	11,996
25,000	Liberty Street Funding LLC, 0.320%, 10/13/09 (e)	24,991
25,000	LMA Americas LLC, 0.300%, 11/16/09 (e)	24,984
25,000	Macquarie Bank Ltd., 1.112%, 04/28/10 (e)	24,817
	MetLife Short Term Funding LLC,
13,000	0.601%, 10/23/09 (e)	12,989
23,000	0.601%, 11/09/09 (e)	22,974
50,000	0.611%, 11/20/09 (e)	49,932
150,000	0.681%, 11/02/09 (e)	149,824
200,000	Norddeutsche Landesbank Luxembourg S.A., 0.290%, 09/01/09 (e)	200,000
	NRW Bank Corp.,
51,000	0.441%, 02/18/10	50,894
5,000	0.451%, 02/05/10	4,990
70,000	0.471%, 02/04/10	69,857
70,500	0.481%, 02/08/10	70,350

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — Continued
	Old Line Funding LLC,
40,038	0.300%, 10/21/09 (e)	40,021
5,000	0.320%, 10/14/09 (e)	4,998
30,000	1.258%, 10/09/09 (e)	29,961
	Raiffeisen Zentralbank Oesterreich AG,
40,000	0.420%, 09/09/09 (e)	39,996
160,000	0.450%, 09/03/09 (e)	159,996
	Regency Markets No. 1 LLC,
16,670	0.230%, 09/23/09 (e)	16,668
10,000	0.250%, 09/15/09 (e)	9,999
79,967	0.300%, 11/16/09 (e)	79,916
10,000	0.330%, 11/10/09 (e)	9,994
10,000	0.370%, 10/15/09 (e)	9,995
30,000	Rhein Main Securitisation Ltd., 0.400%, 09/21/09 (e)	29,993
	Rheingold Securitisation Ltd.,
10,000	0.330%, 09/21/09 (e)	9,998
84,700	0.436%, 10/20/09 (e)	84,650
50,000	Salisbury Receivables Co. LLC, 0.350%, 09/03/09 (e)	49,999
	Santander Central Hispano Finance Delaware, Inc.,
46,000	0.472%, 01/22/10	45,914
15,000	0.562%, 01/15/10	14,968
25,000	Sheffield Receivables Corp., 0.330%, 10/02/09 (e)	24,993
61,000	Societe Generale North America, Inc., 0.300%, 10/01/09	60,985
	Stadshypotek Delaware, Inc.,
14,000	0.270%, 11/24/09 (e)	13,991
15,000	0.290%, 11/25/09 (e)	14,990
	Starbird Funding Corp.,
8,000	0.300%, 10/01/09 (e)	7,998
20,000	0.300%, 10/15/09 (e)	19,993
	Straight-A Funding LLC,
40,000	0.260%, 11/23/09	39,976
20,000	0.370%, 09/09/09	19,998
11,000	Surrey Funding Corp., 1.056%, 10/27/09 (e)	10,982
	Svenska Handelsbanken, Inc.,
10,000	0.250%, 11/25/09	9,994
15,000	0.250%, 11/30/09	14,991
40,500	0.300%, 11/04/09	40,478
	Swedbank AB,
40,000	0.806%, 04/30/10 (e)	39,786
11,000	0.888%, 05/18/10 (e)	10,930
33,000	0.928%, 05/10/10 (e)	32,788
19,000	Tasman Funding, Inc., 0.340%, 09/28/09 (e)	18,995
100,000	Thunder Bay Funding LLC, 0.330%, 10/01/09 (e)	99,973
50,000	Variable Funding Capital Co. LLC, 0.381%, 02/17/10 (e)	49,911
	Versailles Commercial Paper LLC,
10,000	0.400%, 09/25/09 (e)	9,997
15,000	0.470%, 09/16/09 (e)	14,997
50,000	0.520%, 09/01/09 (e)	50,000
9,000	1.105%, 09/17/09 (e)	8,996
25,000	Westpac Securities NZ Ltd., 0.290%, 11/18/09 (e)	24,984
	Windmill Funding Corp.,
18,000	1.258%, 10/08/09 (e)	17,977
10,000	1.258%, 10/15/09 (e)	9,985
15,000	Yorktown Capital LLC, 0.310%, 09/11/09 (e)	14,999
	Total Commercial Paper (Cost $3,890,874)	3,890,874
Corporate Notes — 4.3%
	Financials — 4.3%
	Capital Markets — 0.6%
	Macquarie Bank Ltd.
25,000	VAR, 0.713%, 11/29/09 (e)	25,000
60,000	1.975%, 01/15/10 (e)	60,000
		85,000
	Commercial Banks — 2.9%
27,000	Australia & New Zealand Banking Group Ltd., VAR, 0.866%, 10/02/09 (e)	27,000
254,000	Bayerische Landesbank, VAR, 0.327%, 09/24/09	254,000
60,000	Kreditanstalt fuer Wiederaufbau, VAR, 0.554%, 10/21/09	60,000
	Rabobank Nederland N.V.
16,000	VAR, 0.440%, 11/21/09 (e)	16,000
51,000	VAR, 0.684%, 10/09/09 (e)	51,000
		408,000
	FDIC Guaranteed Securities — 0.8%
	Bank of America N.A.
47,000	0.270%, 09/04/09	47,000
25,000	0.700%, 09/04/09 (e)	25,000
25,000	0.730%, 09/01/09 (e)	25,000
23,000	Citibank N.A., VAR, 0.647%, 09/30/09	23,000
		120,000
	Total Corporate Notes (Cost $613,000)	613,000

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Repurchase Agreements — 1.8%
109,336	Bank of America Securities LLC, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $109,337, collateralized by U.S. Government Agency Securities with a value of $11,523	109,336
150,000	Goldman Sachs & Co., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $150,001, collateralized by U.S. Government Agency Securities with a value of $154,500	150,000
	Total Repurchase Agreements (Cost $259,336)	259,336
Sovereign Agency — 0.2%
30,000	Export Development Canada, 1.500%, 01/15/10 (e) (Cost $30,000)	30,000
Time Deposits — 9.3%
200,000	Bayerische Landesbank, 0.250%, 09/01/09	200,000
500,000	Citibank N.A., 0.210%, 09/01/09	500,000
287,000	Commerzbank AG, 0.200%, 09/02/09	287,000
350,000	Landesbank Baden-Wurttemberg, 0.250%, 09/01/09	350,000
	Total Time Deposits (Cost $1,337,000)	1,337,000
U.S. Government Agency Securities — 11.0%
	Federal Home Loan Bank,
23,000	0.550%, 08/05/10	22,994
86,500	0.820%, 04/27/10	86,489
64,000	0.960%, 02/04/10	63,970
100,000	1.020%, 02/26/10	99,979
40,000	DN, 1.729%, 11/23/09 (n)	39,843
56,540	DN, 1.833%, 11/19/09 (n)	56,317
57,000	DN, 1.833%, 11/20/09 (n)	56,772
50,000	VAR, 0.394%, 11/10/09	49,996
33,640	VAR, 0.675%, 09/01/09	33,640
	Federal Home Loan Mortgage Corp.,
53,000	DN, 0.311%, 01/20/10 (n)	52,936
34,000	DN, 0.341%, 02/01/10 (n)	33,951
66,000	DN, 1.729%, 11/18/09 (n)	65,757
57,000	DN, 2.092%, 11/02/09 (n)	56,798
58,000	DN, 2.124%, 11/09/09 (n)	57,769
33,640	VAR, 0.700%, 09/01/09	33,640
	Federal National Mortgage Association,
185,000	DN, 0.705%, 04/09/10 (n)	184,209
56,540	DN, 1.832%, 11/13/09 (n)	56,334
112,000	DN, 2.093%, 11/06/09 (n)	111,579
140,000	VAR, 0.390%, 09/01/09	139,999
130,000	VAR, 0.424%, 10/25/09	129,984
138,000	VAR, 0.454%, 10/21/09	138,000
	Total U.S. Government Agency Securities (Cost $1,570,956)	1,570,956
	Total Investments — 101.4% (Cost $14,506,352)*	14,506,352
	Liabilities in Excess of Other Assets — (1.4)%	(196,762)
	NET ASSETS — 100.0%	$14,309,590

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Corporate Note — 0.1%
	FDIC Guaranteed Securities — 0.1%
169,000	Citibank N.A., VAR, 0.647%, 09/30/09 (Cost $169,000)	169,000
U.S. Government Agency Securities — 69.2%
	Federal Farm Credit Bank — 0.6%
136,000	DN, 2.010%, 11/13/09 (n)	135,457
250,000	VAR, 0.595%, 09/28/09	250,000
300,000	VAR, 0.680%, 09/09/09	300,000
		685,457
	Federal Home Loan Bank — 19.2%
300,000	0.310%, 01/14/10	299,976
350,000	0.310%, 01/15/10	349,971
369,000	0.650%, 06/15/10	368,803
439,500	0.650%, 07/09/10	439,004
217,000	0.870%, 01/26/10	216,921
122,000	0.960%, 02/04/10	121,944
683,400	1.050%, 02/23/10	683,023
250,000	2.250%, 10/02/09	249,756
458,700	3.750%, 01/08/10	462,847
155,000	5.000%, 12/11/09	156,413
400,000	5.250%, 09/11/09	400,480
25,374	DN, 0.110%, 09/01/09 (n)	25,374
1,172,773	DN, 0.165%, 09/18/09 (n)	1,172,681
895,000	DN, 0.205%, 11/06/09 (n)	894,664
425,000	DN, 0.205%, 11/12/09 (n)	424,826
917,461	DN, 0.210%, 09/02/09 (n)	917,456
230,000	DN, 0.210%, 09/16/09 (n)	229,980
1,992,000	DN, 0.235%, 10/14/09 (n)	1,991,441
722,175	DN, 0.270%, 02/24/10 (n)	721,222
199,000	DN, 0.280%, 01/08/10 (n)	198,800
275,000	DN, 0.351%, 10/21/09 (n)	274,866
420,000	DN, 0.362%, 10/01/09 (n)	419,874
437,000	DN, 0.381%, 10/30/09 (n)	436,728
234,500	DN, 0.381%, 03/02/10 (n)	234,049
1,297,000	DN, 0.450%, 09/25/09 (n)	1,296,612
466,000	DN, 0.451%, 09/23/09 (n)	465,872
475,000	DN, 0.451%, 09/28/09 (n)	474,840
390,000	DN, 0.461%, 10/06/09 (n)	389,825
500,000	DN, 0.502%, 01/26/10 (n)	498,979
368,500	DN, 0.512%, 01/12/10 (n)	367,806
202,000	DN, 0.705%, 04/22/10 (n)	201,085
251,000	DN, 0.705%, 04/23/10 (n)	249,858
385,000	DN, 0.705%, 04/26/10 (n)	383,226
393,600	DN, 1.133%, 12/04/09 (n)	392,449
475,000	DN, 1.729%, 11/20/09 (n)	473,205
340,000	VAR, 0.213%, 09/20/09	339,974
275,000	VAR, 0.223%, 10/16/09	274,979
1,205,000	VAR, 0.325%, 09/03/09	1,205,000
190,000	VAR, 0.370%, 09/03/09	190,000
428,900	VAR, 0.380%, 09/03/09	428,900
200,000	VAR, 0.388%, 10/06/09	199,898
72,420	VAR, 0.405%, 10/14/09	72,388
289,000	VAR, 0.540%, 09/03/09	289,000
250,000	VAR, 0.675%, 09/01/09	250,000
500,000	VAR, 0.750%, 09/03/09	500,000
580,000	VAR, 0.805%, 09/03/09	580,000
389,000	VAR, 0.850%, 09/03/09	389,000
		21,603,995
	Federal Home Loan Mortgage Corp. — 26.2%
201,000	3.125%, 02/12/10	203,510
190,000	4.750%, 11/03/09	191,013
498,367	DN, 0.170%, 10/15/09 (n)	498,263
2,892,000	DN, 0.180%, 10/30/09 (n)	2,891,147
25,000	DN, 0.200%, 11/23/09 (n)	24,988
1,148,350	DN, 0.210%, 10/01/09 (n)	1,148,149
1,641,000	DN, 0.210%, 10/02/09 (n)	1,640,703
1,000,000	DN, 0.230%, 10/05/09 (n)	999,783
949,000	DN, 0.234%, 10/13/09 (n)	948,741
857,750	DN, 0.243%, 11/10/09 (n)	857,346
1,291,300	DN, 0.244%, 12/15/09 (n)	1,290,382
438,850	DN, 0.249%, 11/17/09 (n)	438,616
403,800	DN, 0.250%, 12/08/09 (n)	403,525
252,938	DN, 0.250%, 12/09/09 (n)	252,764
500,000	DN, 0.250%, 10/07/09 (n)	499,875
1,000,000	DN, 0.250%, 10/20/09 (n)	999,660
200,000	DN, 0.250%, 10/21/09 (n)	199,930
1,685,000	DN, 0.250%, 02/05/10 (n)	1,683,163
500,000	DN, 0.270%, 09/29/09 (n)	499,895
50,000	DN, 0.270%, 02/22/10 (n)	49,935
1,249,600	DN, 0.272%, 10/19/09 (n)	1,249,147
825,000	DN, 0.280%, 01/20/10 (n)	824,095
399,437	DN, 0.290%, 12/21/09 (n)	399,080
431,000	DN, 0.290%, 12/14/09 (n)	430,639
385,000	DN, 0.300%, 01/25/10 (n)	384,532
130,000	DN, 0.300%, 02/08/10 (n)	129,827
400,700	DN, 0.341%, 02/01/10 (n)	400,121
50,000	DN, 0.341%, 01/06/10 (n)	49,940
145,000	DN, 0.371%, 12/29/09 (n)	144,823
470,000	DN, 0.602%, 09/04/09 (n)	469,976

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — Continued
	Federal Home Loan Mortgage Corp. — Continued
356,800	DN, 0.602%, 09/21/09 (n)	356,681
396,000	DN, 0.602%, 09/22/09 (n)	395,861
396,000	DN, 0.602%, 09/23/09 (n)	395,855
396,000	DN, 0.607%, 09/24/09 (n)	395,847
396,000	DN, 0.607%, 09/25/09 (n)	395,840
500,000	DN, 0.612%, 09/08/09 (n)	499,941
748,000	DN, 0.618%, 09/01/09 (n)	748,000
444,000	DN, 0.622%, 09/02/09 (n)	443,992
135,000	DN, 1.163%, 12/07/09 (n)	134,582
400,000	DN, 1.569%, 09/15/09 (n)	399,759
473,000	DN, 1.574%, 11/19/09 (n)	471,391
400,000	DN, 1.729%, 11/18/09 (n)	398,527
370,000	VAR, 0.242%, 09/18/09	370,000
250,000	VAR, 0.344%, 09/14/09	250,002
1,010,000	VAR, 0.410%, 10/12/09	1,010,000
900,000	VAR, 0.600%, 09/03/09	900,000
496,700	VAR, 0.609%, 10/07/09	496,541
500,000	VAR, 0.630%, 12/03/09	499,849
400,000	VAR, 0.700%, 09/01/09	400,000
475,000	VAR, 0.703%, 09/09/09	474,913
		29,641,149
	Federal National Mortgage Association — 23.2%
580,890	Zero Coupon, 12/01/09	580,584
105,764	Zero Coupon, 10/01/09	105,742
114,778	Zero Coupon, 11/02/09	114,724
50,066	Zero Coupon, 11/02/09	50,042
160,000	3.100%, 02/04/10	161,763
82,000	3.250%, 02/10/10	83,042
1,000,000	DN, 0.170%, 09/21/09 (n)	999,906
2,825,000	DN, 0.210%, 09/17/09 (n)	2,824,736
1,000,000	DN, 0.210%, 09/18/09 (n)	999,901
2,000,000	DN, 0.220%, 12/14/09 (n)	1,998,729
1,207,000	DN, 0.222%, 10/05/09 (n)	1,206,747
3,863,000	DN, 0.250%, 11/17/09 (n)	3,860,934
500,000	DN, 0.270%, 01/11/10 (n)	499,505
23,450	DN, 0.270%, 02/17/10 (n)	23,420
250,000	DN, 0.270%, 02/24/10 (n)	397,475
871,000	DN, 0.280%, 12/15/09 (n)	870,289
161,000	DN, 0.303%, 01/14/10 (n)	160,817
4,004,250	DN, 0.314%, 01/15/10 (n)	3,999,502
235,750	DN, 0.327%, 02/03/10 (n)	235,419
100,000	DN, 0.341%, 01/04/10 (n)	99,882
1,233,758	DN, 0.430%, 02/22/10 (n)	1,231,204
135,000	DN, 0.451%, 09/25/09 (n)	134,959
500,000	DN, 0.622%, 09/09/09 (n)	499,931
250,000	VAR, 0.380%, 09/03/09	250,000
660,000	VAR, 0.390%, 09/01/09	659,997
250,000	VAR, 0.394%, 11/08/09	249,977
377,000	VAR, 0.422%, 11/05/09	376,874
950,000	VAR, 0.424%, 10/25/09	949,830
500,000	VAR, 0.440%, 09/03/09	499,869
495,000	VAR, 0.454%, 10/21/09	495,000
435,000	VAR, 0.470%, 09/03/09	434,746
1,234,000	VAR, 0.660%, 09/03/09	1,234,032
		26,289,578
	Total U.S. Government Agency Securities (Cost $78,220,179)	78,220,179
U.S. Treasury Obligations — 2.5%
	U.S. Treasury Bills — 2.5%
875,000	0.251%, 02/25/10 (n)	873,884
420,000	0.271%, 10/01/09 (n)	419,905
750,000	0.275%, 02/04/10 (n)	749,107
500,000	0.275%, 02/18/10 (n)	499,350
250,000	0.498%, 04/01/10 (n)	249,265
	Total U.S. Treasury Obligations (Cost $2,791,511)	2,791,511
Repurchase Agreements — 28.7%
1,173,894	Bank of America Securities LLC, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $1,173,901, collateralized by U.S. Government Agency Securities with a value of $1,197,372	1,173,894
439,947	Barclays Capital, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $439,950, collateralized by U.S. Treasury Securities with a value of $448,746	439,947
3,000,000	Barclays Capital, Inc., 0.160%, dated 08/31/09, due 09/03/09, repurchase price $3,000,013, collateralized by U.S. Government Agency Securities with a value of $3,060,000 (m)	3,000,000
4,000,000	Barclays Capital, Inc., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $4,000,024, collateralized by U.S. Government Agency Securities with a value of $4,080,000	4,000,000
3,990,000	Citigroup, Inc., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $3,990,024, collateralized by U.S. Government Agency Securities with a value of $4,069,800	3,990,000
3,000,000	Credit Suisse First Boston Corp., 0.150%, dated 08/31/09, due 09/03/09, repurchase price $3,000,013, collateralized by U.S. Government Agency Securities with a value of $3,069,411	3,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   23

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — Continued
	U.S. Treasury Bills — Continued
2,000,000	Credit Suisse First Boston Corp., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $2,000,012, collateralized by U.S. Government Agency Securities with a value of $2,046,274	2,000,000
3,000,000	Deutsche Bank AG, 0.150%, dated 08/31/09, due 09/03/09, repurchase price $3,000,013, collateralized by U.S. Government Agency Securities with a value of $3,060,000	3,000,000
4,236,393	Deutsche Bank AG, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $4,236,419, collateralized by U.S. Government Agency Securities with a value of $4,321,121	4,236,393
2,500,000	Goldman Sachs, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $2,500,015, collateralized by U.S. Government Agency Securities with a value of $2,550,000	2,500,000
1,800,000	Morgan Stanley Co., Inc., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $1,800,011, collateralized by U.S. Government Agency Securities with a value of $1,836,000	1,800,000
290,000	RBS Securities, Inc., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $290,002, collateralized by U.S. Government Agency Securities with a value of $298,700	290,000
3,000,000	UBS Warburg LLC, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $3,000,018, collateralized by U.S. Government Agency Securities with a value of $3,060,005	3,000,000
	Total Repurchase Agreements (Cost $32,430,234)	32,430,234
	Total Investments — 100.5% (Cost $113,610,924)*	113,610,924
	Liabilities in Excess of Other Assets — (0.5)%	(567,741)
	NET ASSETS — 100.0%	$113,043,183

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 54.5%
	U.S. Treasury Bills — 51.3%
284,000	0.109%, 09/03/09 (n)	283,998
1,565,000	0.147%, 10/29/09 (n)	1,564,540
1,284,750	0.180%, 10/15/09 (n)	1,284,467
2,900,000	0.185%, 10/01/09 (n)	2,899,553
720,000	0.253%, 10/08/09 (n)	719,813
325,000	0.280%, 01/07/10 (n)	324,677
85,000	0.306%, 11/27/09 (n)	84,937
225,000	0.311%, 11/05/09 (n)	224,874
2,994	0.321%, 12/24/09 (n)	2,991
4,936	0.368%, 09/17/09 (n)	4,935
203,292	0.440%, 09/10/09 (n)	203,270
450,000	0.444%, 08/26/10 (n)	448,018
225,000	0.450%, 06/03/10 (n)	224,231
1,650,000	0.483%, 10/22/09 (n)	1,648,874
250,000	0.487%, 07/29/10 (n)	248,886
200,000	0.498%, 04/01/10 (n)	199,416
300,000	0.518%, 05/06/10 (n)	298,940
400,000	0.535%, 06/10/10 (n)	398,331
300,000	0.623%, 11/19/09 (n)	299,592
100,000	0.654%, 03/11/10 (n)	99,655
345,000	0.689%, 12/17/09 (n)	344,297
250,000	1.979%, 09/24/09 (n)	249,690
		12,057,985
	U.S. Treasury Notes — 3.2%
75,000	2.375%, 08/31/10	76,353
300,000	2.875%, 06/30/10	305,717
200,000	3.125%, 11/30/09	201,394
175,000	3.250%, 12/31/09	176,725
		760,189
	Total U.S. Treasury Obligations (Cost $12,818,174)	12,818,174
Repurchase Agreements — 47.4%
294,920	Bank Of America, 0.190%, dated 08/31/09, due 09/01/09, repurchase price $294,922, collateralized by U.S. Treasury Securities with a value of $300,818	294,920
2,960,053	Barclays Capital, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $2,960,071, collateralized by U.S. Treasury Securities with a value of $3,019,254 (m)	2,960,053
2,000,000	Credit Suisse First Boston Corp., 0.190%, dated 08/31/09, due 09/01/09, repurchase price $2,000,010, collateralized by U.S. Treasury Securities with a value of $2,040,000	2,000,000
500,000	Deutsche Bank AG, 0.190%, dated 08/31/09, due 09/01/09, repurchase price $500,003, collateralized by U.S. Treasury Securities with a value of $510,000	500,000
287,544	Goldman Sachs, 0.120%, dated 08/31/09, due 09/01/09, repurchase price $287,545, collateralized by U.S. Treasury Securities with a value of $293,295	287,544
2,850,000	HSBC Securities, Inc., 0.190%, dated 08/31/09, due 09/01/09, repurchase price $2,850,015, collateralized by U.S. Treasury Securities with a value of $2,907,002	2,850,000
750,000	RBS Securities, Inc., 0.190%, dated 08/31/09, due 09/01/09, repurchase price $750,004, collateralized by U.S. Treasury Securities with a value of $765,002	750,000
1,500,000	UBS Warburg LLC Repo, 0.190%, dated 08/31/09, due 09/01/09, repurchase price $1,500,008, collateralized by U.S. Treasury Securities with a value of $1,530,002	1,500,000
	Total Repurchase Agreements (Cost $11,142,517)	11,142,517
	Total Investments — 101.9% (Cost $23,960,691)*	23,960,691
	Liabilities in Excess of Other Assets — (1.9)%	(451,791)
	NET ASSETS — 100.0%	$23,508,900

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   25

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 76.9%
	Federal Farm Credit Bank — 4.3%
200,000	0.396%, 05/03/10	199,464
75,000	DN, 0.908%, 12/11/09 (n)	74,811
250,000	DN, 1.626%, 12/01/09 (n)	248,989
35,000	DN, 2.010%, 11/13/09 (m)(n)	34,860
100,000	VAR, 0.595%, 09/28/09	100,000
		658,124
	Federal Home Loan Bank — 72.6%
100,000	0.310%, 01/14/10	99,992
100,000	0.310%, 01/15/10	99,992
60,000	0.650%, 06/15/10	59,968
60,000	0.650%, 07/09/10	59,932
100,000	0.800%, 04/23/10	99,994
100,000	0.870%, 01/26/10	99,964
50,000	0.875%, 04/16/10	50,124
75,000	0.960%, 02/04/10	74,965
150,000	1.050%, 02/23/10	149,917
95,000	1.100%, 03/19/10	94,984
53,000	2.250%, 10/02/09	53,001
100,000	3.750%, 01/08/10	100,904
45,000	3.875%, 02/12/10	45,712
35,000	5.000%, 12/11/09	35,319
867,225	DN, 0.091%, 09/01/09 (n)	867,225
400,000	DN, 0.140%, 09/21/09 (n)	399,969
1,031,000	DN, 0.141%, 09/04/09 (n)	1,030,988
816,000	DN, 0.165%, 09/18/09 (n)	815,933
777,671	DN, 0.170%, 09/02/09 (n)	777,667
47,000	DN, 0.200%, 09/11/09 (n)	46,997
370,000	DN, 0.205%, 11/12/09 (n)	369,847
448,000	DN, 0.209%, 11/04/09 (n)	447,834
197,034	DN, 0.210%, 09/16/09 (n)	197,018
166,000	DN, 0.220%, 10/02/09 (n)	165,969
100,000	DN, 0.235%, 10/14/09 (n)	99,972
150,000	DN, 0.240%, 09/28/09 (n)	149,973
34,810	DN, 0.250%, 10/19/09 (n)	34,798
150,000	DN, 0.270%, 02/24/10 (n)	149,802
266,000	DN, 0.320%, 10/28/09 (n)	265,866
100,000	DN, 0.341%, 02/18/10 (n)	99,839
286,508	DN, 0.348%, 10/09/09 (n)	286,403
153,750	DN, 0.376%, 01/04/10 (n)	153,550
90,000	DN, 0.381%, 10/30/09 (n)	89,944
200,000	DN, 0.381%, 03/02/10 (n)	199,616
530,000	DN, 0.435%, 09/09/09 (n)	529,949
219,500	DN, 0.450%, 09/25/09 (n)	219,434
90,000	DN, 0.461%, 10/06/09 (n)	89,960
50,000	DN, 0.481%, 09/30/09 (n)	49,981
21,500	DN, 0.512%, 01/12/10 (n)	21,459
37,000	DN, 0.705%, 04/22/10 (n)	36,832
37,500	DN, 0.705%, 04/23/10 (n)	37,329
100,000	DN, 1.133%, 12/04/09 (n)	99,708
10,250	DN, 1.313%, 09/03/09 (n)	10,249
150,000	VAR, 0.213%, 09/20/09	149,989
150,000	VAR, 0.223%, 10/16/09	149,989
200,000	VAR, 0.325%, 09/03/09	200,000
475,000	VAR, 0.380%, 09/03/09	474,976
500,000	VAR, 0.500%, 09/03/09	500,000
100,000	VAR, 0.590%, 09/03/09	100,000
150,000	VAR, 0.675%, 09/03/09	150,000
135,000	VAR, 0.805%, 09/03/09	135,000
90,000	VAR, 0.850%, 09/03/09	90,000
100,000	VAR, 0.870%, 09/03/09	100,000
150,000	VAR, 0.940%, 09/03/09	150,000
		11,068,833
	Total U.S. Government Agency Securities (Cost $11,726,957)	11,726,957
U.S. Treasury Obligations — 23.1%
	U.S. Treasury Bills — 21.7% (n)
760,000	0.166%, 09/17/09	759,944
500,000	0.175%, 09/10/09	499,978
400,000	0.180%, 09/24/09	399,954
503,161	0.186%, 11/19/09	502,956
400,000	0.192%, 10/08/09	399,921
100,000	0.262%, 02/25/10	99,871
200,000	0.271%, 10/01/09	199,955
245,000	0.275%, 02/04/10	244,708
100,000	0.295%, 02/11/10	99,867
100,000	0.421%, 09/15/09	99,984
		3,307,138
	U.S. Treasury Notes — 1.4%
204,000	3.250%, 12/31/09	206,051
	Total U.S. Treasury Obligations (Cost $3,513,189)	3,513,189
	Total Investments — 100.0% (Cost $15,240,146)*	15,240,146
	Other Assets in Excess of Liabilities — 0.0%	5,197
	NET ASSETS — 100.0%	$15,245,343

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 105.0%
	U.S. Treasury Bills — 103.5%
1,000,000	0.000%, 12/03/09 (n)	999,618
1,340,911	0.143%, 09/03/09 (m) (n)	1,340,900
2,200,000	0.147%, 10/29/09 (n)	2,199,388
300,000	0.151%, 11/12/09 (n)	299,909
1,634,600	0.163%, 10/15/09 (n)	1,634,274
2,050,000	0.185%, 10/01/09 (n)	2,049,681
1,000,000	0.191%, 11/05/09 (n)	999,656
300,000	0.251%, 02/25/10 (n)	299,631
2,000,000	0.253%, 10/08/09 (n)	1,999,619
1,460,000	0.368%, 09/17/09 (n)	1,459,913
500,000	0.381%, 09/15/09 (n)	499,926
469,907	0.415%, 11/19/09 (n)	469,480
3,275,000	0.428%, 10/22/09 (n)	3,273,021
1,310,000	0.440%, 09/10/09 (n)	1,309,952
225,000	0.487%, 07/29/10 (n)	224,002
350,000	0.497%, 04/01/10 (n)	348,980
300,000	0.535%, 06/10/10 (n)	298,731
50,000	0.684%, 12/17/09 (n)	49,899
832,995	1.979%, 09/24/09 (n)	832,903
		20,589,483
	U.S. Treasury Notes — 1.5%
75,000	2.375%, 08/31/10	76,353
25,000	3.250%, 12/31/09	25,240
200,000	3.375%, 09/15/09	200,240
		301,833
	Total Investments — 105.0% (Cost $20,891,316)*	20,891,316
	Liabilities in Excess of Other Assets — (5.0)%	(1,000,903)
	NET ASSETS — 100.0%	$19,890,413

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 97.6%
	Alabama — 0.1%
9,900	Eclipse Funding Trust, Solar Eclipse, Series 2007-0108, Rev., VRDO, AMBAC-TCRS-Bank of New York, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	9,900
3,410	Mobile County IDA, PCR, Exxon-Mobil Project, Rev., VRDO, 0.120%, 09/02/09	3,410
4,000	Selma IDB, Specialty Minerals Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.500%, 09/02/09	4,000
		17,310
	Alaska — 0.7%
	Alaska Housing Finance Corp.,
11,005	Series 1407, Rev., VRDO, GNMA/FNMA, 0.550%, 09/02/09	11,005
13,500	Series A, Rev., VRDO, 0.200%, 09/02/09	13,500
20,000	Series B, Rev., VRDO, 0.150%, 09/02/09	20,000
30,950	Series B, Rev., VRDO, 0.190%, 09/01/09	30,950
20,000	Series D, Rev., VRDO, 0.390%, 09/02/09	20,000
10,270	Series PZ-126, Rev., VRDO, LIQ: Wells Fargo & Company, 0.550%, 09/02/09	10,270
15,000	Alaska Industrial Development & Export Authority, Greater Fairbanks, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.260%, 09/02/09	15,000
	City of Valdez, Marine Term Refunding Balance Exxon Pipeline Co. Project,
12,930	Rev., VRDO, 0.080%, 09/01/09	12,930
31,900	Series A, Rev., VRDO, 0.070%, 09/01/09	31,900
24,600	Series B , Rev., VRDO, 0.070%, 09/01/09	24,600
		190,155
	Arizona — 1.1%
	Apache County IDA, Tucson Electric Power Co.,
57,600	Series 83-B, Rev., VRDO, LOC: Bank of New York N.A., 0.400%, 09/02/09	57,600
10,500	Series 83-C, Rev., VRDO, LOC: Bank of New York N.A., 0.290%, 09/02/09	10,500
7,700	Apache County IDA, Tucson Electric Power Co., Springville, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/02/09	7,700
40,000	Arizona School District Financing Program, COP, TAN, 2.000%, 07/30/10	40,526
39,170	Dexia Credit Local Certificates Trust, Series 2008-064, GO, VRDO, LIQ: Dexia Credit Local, 1.200%, 09/03/09	39,170
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/03/09	7,160
7,500	Maricopa County IDA, Valley Of The Sun YMCA, Rev., VRDO, LOC: U.S. Bank N.A., 0.230%, 09/03/09	7,500
15,760	Phoenix Civic Improvement Corp., Series ROCS-RR-II-R-11732, Rev., VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.420%, 09/03/09 (e)	15,760
2,000	Phoenix IDA, Del Mar Terrace, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/02/09	2,000
10,770	Pima County, Series PZ-195, GO, VRDO, FGIC, LIQ: Wells Fargo & Company, 0.550%, 09/02/09	10,770
21,800	Pima County IDA, Tucson Electric, Rev., VRDO, LOC: Bank of New York N.A., 0.400%, 09/02/09	21,800
21,700	Pima County IDA, Tucson Electric Irvington, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.400%, 09/02/09	21,700
25,585	Pinal County Electric District No.3, Series U-2, Rev., VRDO, 0.700%, 09/03/09	25,585
35,535	Sun Devil Energy Center, LLC, Arizona State University Project, Rev., VRDO, AGC, 0.640%, 09/02/09	35,535
7,865	Yavapai County, Highway Construction, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.480%, 09/02/09	7,865
		311,171
	California — 6.6%
10,300	Abag Finance Authority for Nonprofit Corps., Charleston Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.200%, 09/01/09 (m)	10,300
2,385	Abag Finance Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/03/09 (m)	2,385
68,080	Abag Finance Authority for Nonprofit Corps., Oshman Family Jewish Community, Rev., VRDO, LOC: Lasalle Bank N.A., 0.120%, 09/01/09 (m)	68,080
4,000	Abag Finance Authority for Nonprofit Corps., Senior Health Services, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 09/02/09 (m)	4,000
7,600	Austin Trust Various States, Series 2007-1021, Rev., VRDO, LIQ: Bank of America N.A., 0.490%, 09/03/09	7,600
	Bay Area Toll Authority,
15,000	Series B-1, Rev., VRDO, 0.200%, 09/02/09	15,000
38,000	Series D-1, Rev., VRDO, 0.100%, 09/02/09	38,000

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
5,200	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/02/09	5,200
3,985	California Health Facilities Financing Authority, Lucile Salter, Series A, Rev., VRDO, 0.150%, 09/02/09	3,985
29,100	California Health Facilities Financing Authority, Stanford Hospital, Series B-1, Rev., VRDO, 0.140%, 09/02/09	29,100
	California Housing Finance Agency,
16,555	Series 1418-R, Rev., VRDO, 0.510%, 09/02/09	16,555
4,480	Series 1419-R, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.510%, 09/02/09	4,480
	California Housing Finance Agency, Home Mortgage,
10,000	Series H, Rev., VRDO, AMT, 2.580%, 09/01/09	10,000
44,065	Series J, Rev., VRDO, FSA, LIQ: Lloyds TSB Bank plc, 0.330%, 09/01/09	44,065
5,000	Series K, Rev., VRDO, AMT, 0.700%, 09/01/09	5,000
9,500	Series M, Rev., VRDO, AMT, 1.000%, 09/01/09	9,500
450	California Housing Finance Agency, Multi-Family Housing, Series B, Rev., VRDO, AMT, 1.900%, 09/01/09	450
2,300	California Infrastructure & Economic Development Bank, Contemporary Jewish Museum, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	2,300
120	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.500%, 09/02/09	120
9,650	California Infrastructure & Economic Development Bank, IDR, Jewish Community Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	9,650
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.420%, 09/02/09	1,610
	California Infrastructure & Economic Development Bank, Pacific Gas & Electric,
24,750	Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.290%, 09/02/09	24,750
13,000	Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.400%, 09/02/09	13,000
10,455	California Municipal Finance Authority, Chevron USA, Inc., Project, Rev., VRDO, 0.070%, 09/01/09	10,455
24,705	California Municipal Finance Authority, Exxonmobil Project, 0.090%, 09/01/09	24,705
4,500	California Pollution Control Financing Authority, Air Products, Remarket, Series B, Rev., VRDO, 0.200%, 09/01/09	4,500
7,500	California Pollution Control Financing Authority, Exxon Project, Rev., VRDO, 0.060%, 09/01/09	7,500
13,895	California Pollution Control Financing Authority, Exxonmobil Project, 0.090%, 09/01/09	13,895
23,145	California Rural Home Mortgage Finance Authority, Home Buyers Fund, Series ROCS-RR-II-R-11647, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Citibank N.A., 0.450%, 09/03/09 (e)	23,145
88,455	California State University, Series ROCS-RR-II-R-12250, Rev., VRDO, FSA-CR AMBAC, 0.940%, 09/03/09 (e)	88,455
50,000	California State University, EAGLE, Class A, Rev., VRDO, BHAC-CR, NATL-RE, 0.440%, 09/03/09	50,000
	California Statewide Communities Development Authority,
10,595	Series 176, COP, VRDO, FSA, LIQ: Morgan Stanley Dean Witter, 0.290%, 09/03/09	10,595
17,117	Series 2554, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.290%, 09/03/09	17,117
34,965	Series 3046, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09 (e)	34,965
18,000	Series 3048, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.390%, 09/03/09 (e)	18,000
21,800	Series L, Rev., VRDO, 0.210%, 09/02/09	21,800
12,000	California Statewide Communities Development Authority, Chevron USA, Inc., Project, Rev., VRDO, 0.070%, 09/01/09	12,000
2,900	California Statewide Communities Development Authority, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LIQ: Federal Home Loan Bank, 0.250%, 09/02/09	2,900
	California Statewide Communities Development Authority, Kaiser Permanente,
35,500	Series A, Rev., VRDO, 0.210%, 09/01/09	35,500
46,015	Series B, Rev., VRDO, 0.210%, 09/01/09	46,015
20,000	Series C, Rev., VAR, 3.000%, 04/01/10	20,422
35,700	Series M, Rev., VRDO, 0.210%, 09/01/09	35,700

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/03/09	3,420
10,850	California Statewide Communities Development Authority, North Peninsula Jewish Center, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	10,850
9,750	California Statewide Communities Development Authority, Westgate Pasadena Apartments, Series G, Rev., VRDO, LOC: Bank of America N.A., 0.380%, 09/03/09	9,750
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/03/09	3,950
1,200	City of Irvine, Improvement Bond Act of 1915, No. 89-10, Special Assessment, VRDO, LOC: Bayerische Hypo-Und Vereinsbank A.G., 0.100%, 09/01/09	1,200
4,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/03/09	4,800
1,800	City of Los Angeles, Multi-Family Housing, Loans to Lender Program, Series A, Rev., VRDO, LOC: Federal Home Loan Bank, 0.310%, 09/01/09	1,800
31,335	City of Modesto, Series A, COP, VRDO, AGC, 0.410%, 09/02/09	31,335
21,310	City of San Francisco & County Public Utilities Commission, Series 2190, Rev., VRDO, FSA, LIQ: Wells Fargo Bank N.A., 0.390%, 09/03/09	21,310
10,000	Corcoran, Water System Project, COP, VRDO, LOC: Union Bank of Canada N.A., 0.230%, 09/03/09	10,000
	Deutsche Bank Spears/Lifers Trust Various States,
6,995	Series DB-318, VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.320%, 09/02/09	6,995
11,945	Series DB-332, GO, VRDO, LIQ: Deutsche Bank A.G., 0.310%, 09/02/09	11,945
15,750	Series DB-362, GO, VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.310%, 09/02/09	15,750
53,895	Dexia Credit Local Certificates Trust, Series 2008-065, GO, VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 1.200%, 09/03/09	53,895
11,695	Eclipse Funding Trust, Solar Eclipse, Corona, Tax Allocation, Series 2006-0099, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.210%, 09/03/09	11,695
13,420	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.270%, 09/02/09	13,420
13,820	Eclipse Funding Trust, Solar Eclipse, Tax Allocation, Series 2006-0067, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.270%, 09/03/09	13,820
5,100	Hayward Housing Authority, Multi-Family Housing, Barrington Hills, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	5,100
	Irvine Ranch Water District,
8,500	Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.130%, 09/02/09	8,500
4,100	Series B, Rev., VRDO, LOC: Helaba, 0.080%, 09/01/09	4,100
29,200	Irvine Ranch Water District, Capital Improvement Project, COP, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.080%, 09/01/09	29,200
6,980	Irvine Ranch Water District, Construction Improvement Districts, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.080%, 09/01/09	6,980
20,000	Irvine Unified School District, Community Facilities District 06-1-NTS, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	20,000
11,665	Long Beach Bond Finance Authority, Series 2094, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/02/09	11,665
	Los Angeles Community College District,
22,500	Series ROCS-RR-II-R-11768, GO, VRDO, FSA-CR-FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09 (e)	22,500
16,600	Series ROCS-RR-II-R-11773, GO, VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09 (e)	16,600
3,800	Los Angeles Department of Water & Power, Subseries B-6, Rev., VRDO, 0.100%, 09/01/09	3,800
13,100	Los Angeles Regional Airports Improvement Corp., Sublease, L.A. International Airport, Series LAX2, Rev., VRDO, LOC: Societe Generale, 0.170%, 09/01/09	13,100
34,525	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.990%, 09/03/09	34,525
	Metropolitan Water District of Southern California,
10,230	Series 3002, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.290%, 09/03/09 (e)	10,230

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
20,955	Series A-1, Rev., VRDO, 0.240%, 09/03/09	20,955
3,800	Series B-3, Rev., VRDO, 0.110%, 09/01/09	3,800
8,930	Series C, Rev., VRDO, 0.300%, 09/03/09	8,930
13,600	Series C-1, Rev., VRDO, 0.080%, 09/01/09	13,600
11,430	Series C-2, Rev., VRDO, 0.080%, 09/01/09	11,430
12,510	Northern California Power Agency, Hydro-Electric Project, Series A, Rev., LOC: Dexia Credit Local, 0.350%, 09/02/09	12,510
2,200	Orange County, Series G1, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/03/09	2,200
12,285	Pasadena Public Financing Authority, Rose Bowl Refinancing & Improvement, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 09/02/09	12,285
	Puttable Floating Option Tax-Exempt Receipts,
45,930	Series MT-400, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.810%, 09/02/09	45,930
16,075	Series MT-510, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.810%, 09/02/09	16,075
14,935	Series MT-557, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.610%, 09/02/09	14,935
11,125	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-Und Vereinsbank, 0.380%, 09/02/09	11,125
8,355	Series PT-4161, Rev., VRDO, 0.610%, 09/02/09	8,355
10,100	Sacramento Regional County Sanitation District, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	10,100
	San Diego Community College District,
7,080	Series ROCS-RR-II-R-11771, GO, VRDO, FSA, LIQ: Citibank N.A., 0.390%, 09/03/09 (e)	7,080
21,455	Series ROCS-RR-II-R-11775, GO, VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09 (e)	21,455
9,900	San Francisco Bay Area Transit Financing Authority, EAGLE, Class A, GO, VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09	9,900
5,760	San Francisco City & County Airports Commission, Series PT-3759, Rev., VRDO, AGC-ICC, MBIA, LIQ: Merrill Lynch Capital Services, 0.760%, 09/02/09	5,760
11,350	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.450%, 09/02/09	11,350
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 09/03/09	1,800
50,000	Southern California Public Power Authority, Rev., VRDO, LOC: KBC Bank N.V., 0.210%, 09/02/09	50,000
34,000	Southern California Public Power Authority, Canyon Power Project, Series A, Rev., 2.500%, 12/02/09	34,127
21,800	Southern California Public Power Authority, Palo Verde, Subseries B, Rev., VRDO, LOC: Dexia Credit Local, 0.350%, 09/02/09	21,800
32,845	Southern California Public Power Authority, Southern Transmission Project, Series A, Rev., VRDO, FSA, 0.550%, 09/02/09	32,845
	State of California,
24,600	Series B, Subseries B-1, GO, VRDO, LOC: Bank of America N.A., 0.260%, 09/02/09	24,600
30,700	Series B-2, GO, VRDO, LOC: BNP Paribas, 0.230%, 09/02/09	30,700
8,200	Series B-3, GO, VRDO, LOC: BNP Paribas, 0.200%, 09/02/09	8,200
6,600	Series C-2, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 09/03/09	6,600
25,300	Series C-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.220%, 09/03/09	25,300
50,390	State of California, Kindergarten/University, Series A-4, GO, VRDO, LOC: Citibank N.A., 0.120%, 09/01/09	50,390
1,650	State of California, Municipal Securities Trust Receipts, Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.310%, 09/03/09	1,650
35,000	Turlock Irrigation District, First Priority, Rev., 1.500%, 06/08/10	35,254
11,500	University of California Regents Medical Center, Series B-2, Rev., VRDO, 0.080%, 09/01/09	11,500
24,000	Walnut Energy Center Authority, Series A, Rev., VAR, 1.500%, 06/08/10	24,155
	Wells Fargo Stage Trust,
9,740	Series 29C, COP, VRDO, FSA, LIQ: Wells Fargo & Company, 0.250%, 09/03/09 (e)	9,740
7,000	Series 2008-7C, Rev., VRDO, NATL-RE, 0.250%, 09/03/09 (e)	7,000
29,000	Westlands Water District, Series A, COP, VRDO, LOC: Dexia Credit Local, 0.350%, 09/02/09	29,000
		1,867,470
	Colorado — 2.0%
15,010	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, LIQ: Federal Home Loan Bank, 0.290%, 09/03/09	15,010
29,530	City of Colorado Springs, Systems Improvement, Series B, Rev., VRDO, 0.550%, 09/03/09	29,530
3,150	City of Colorado Springs, The Colorado College, Rev., VRDO, 0.180%, 09/03/09	3,150

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Colorado — Continued
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 0.230%, 09/03/09	1,000
21,000	Colorado Educational & Cultural Facilities Authority, Nature Conservatory, Series A, Rev., VRDO, 0.330%, 09/03/09	21,000
19,400	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/01/09	19,400
34,420	Colorado Health Facilities Authority, Sisters Charity, Series A, Rev., VRDO, 0.300%, 09/02/09	34,420
	Colorado Housing & Finance Authority,
17,030	Series AA-3, Class I, Rev., VRDO, 0.300%, 09/02/09	17,030
15,000	Series C2, Class I, Rev., VRDO, LIQ: Federal Home Loan Bank, 0.300%, 09/02/09	15,000
	Colorado Housing & Finance Authority, Multi-Family Housing Project,
11,745	Class I-B3, Rev., VRDO, 0.300%, 09/02/09	11,745
1,885	Series A-4, Class I, Rev., VRDO, 0.300%, 09/02/09	1,885
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Class I, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 09/02/09	1,600
	Colorado State Education Loan Program,
80,000	TRAN, 1.500%, 08/12/10	80,719
25,000	TRAN, 2.000%, 08/12/10	25,341
	Denver City & County, Airport,
40,980	Series 2365, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	40,980
38,800	Subseries C1, Rev., VRDO, AMT, LOC: KBC Bank N.V., 0.330%, 09/02/09	38,800
74,100	Subseries G1, Rev., VRDO , AGC, 0.180%, 09/01/09	74,100
74,100	Subseries G2, Rev., VRDO , AGC, 0.180%, 09/01/09	74,100
4,995	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-687, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	4,995
11,275	Moffat County, Tri-State Generation Association Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/03/09	11,275
50,000	State of Colorado, Series A, GO, TRAN, 2.000%, 06/25/10	50,628
		571,708
	Connecticut — 0.9%
21,525	City of Waterbury, Series B, GO, BAN, 2.500%, 09/01/10	21,844
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
20,000	Series A-3, Rev., VRDO, AMT, AMBAC, 0.360%, 09/03/09	20,000
47,100	Series B-3, Rev., VRDO, AMBAC, 0.360%, 09/03/09	47,100
16,315	Series B-3, Rev., VRDO, AMT, AMBAC, 0.380%, 09/03/09	16,315
13,515	Series D-1, Rev., VRDO, AMBAC, 0.260%, 09/03/09	13,515
32,500	Series D-3, Rev., VRDO, AMBAC, 0.380%, 09/03/09	32,500
11,600	Series E, Rev., VRDO, AMT, 0.200%, 09/01/09	11,600
900	Connecticut State Health & Educational Facility Authority, Community Renewal Team, Series A, Rev., VRDO, LOC: Fleet National Bank, 0.300%, 09/03/09	900
45,000	Connecticut State Health & Educational Facility Authority, University of New Haven, Series H, Rev., VRDO, LOC: Wachovia Bank N.A., 0.250%, 09/03/09	45,000
14,000	Connecticut State Health & Educational Facility Authority, Wesleyan University, Series D, Rev., VRDO, 0.330%, 09/02/09	14,000
17,500	State of Connecticut, Series A, GO, BAN, 2.000%, 04/28/10	17,674
17,060	Wells Fargo Stage Trust, Series 61C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	17,060
		257,508
	Delaware — 0.4%
18,650	Delaware State Health Facilities Authority, Beebe Medical Center Project, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.290%, 09/04/09	18,650
33,615	Kent County, Delaware State University Student Housing, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/03/09	33,615
15,000	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.380%, 09/03/09	15,000
	University of Delaware,
33,175	Rev., VRDO, 0.180%, 09/01/09	33,175
9,645	Series B, Rev., VRDO, 0.150%, 09/01/09	9,645
300	Series B, Rev., VRDO, 0.180%, 09/01/09	300
		110,385

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	District of Columbia — 1.4%
	District of Columbia,
72,000	GO, TRAN, 2.500%, 09/30/09	72,080
92,820	Series D, GO, VRDO, LOC: Dexia Credit Local, 0.430%, 09/03/09	92,820
3,010	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/03/09	3,010
15,265	District of Columbia Water & Sewer Authority, Series 2979, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09 (e)	15,265
2,230	District of Columbia, American Psychology Association, Rev., VRDO, 0.350%, 09/03/09	2,230
14,675	District of Columbia, Edmund Burke School, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	14,675
7,500	District of Columbia, Enterprise Zone, House on F Street Project , Rev., VRDO, LOC: Bank of New York N.A., 0.500%, 09/03/09	7,500
31,360	District of Columbia, MERLOTS, Series B-34, GO, VRDO, FSA, 0.270%, 09/02/09	31,360
1,760	District of Columbia, National Children’s Center, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	1,760
23,770	District of Columbia, National Geographic Society, Rev., VRDO, 0.270%, 09/02/09	23,770
1,800	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	1,800
20,000	District of Columbia, The American University, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	20,000
31,000	District of Columbia, The Pew Charitable Trust, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.250%, 09/03/09	31,000
16,050	District of Columbia, Trinity College Issue, Rev., VRDO, LOC: Wachovia Bank N.A., 0.330%, 09/03/09	16,050
27,825	Eclipse Funding Trust, Solar Eclipse, Series 2007-0056, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	27,825
15,275	Eclipse Funding Trust, Solar Eclipse, District of Columbia, Series 2006-0110, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	15,275
31,310	Eclipse Funding Trust, Solar Eclipse, Washington D.C., Series 2007-0221, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	31,310
		407,730
	Florida — 5.7%
45,000	Alachua County Health Facilities Authority, Series 2654, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09 (m)	45,000
11,150	Alachua County IDA, Florida Rock Industrial, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/03/09	11,150
	Austin Trust Various States,
12,450	Series 2007-340, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.890%, 09/03/09	12,450
43,660	Series 2008-346, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.890%, 09/03/09	43,660
4,600	Broward County Educational Facilities Authority, Nova Southeastern University, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	4,600
23,335	Broward County School Board, COP, VRDO, FSA, 0.330%, 09/03/09	23,335
8,855	City of Fort Myers, Series 2077 , Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Company, 0.330%, 09/03/09 (e)	8,855
81,390	City of West Palm Beach, Series C, Rev., VRDO, AGC, 0.650%, 09/02/09	81,390
32,550	County of Escambia, Gulf Power Company, Rev., VRDO, 1.500%, 06/11/10	32,550
	Deutsche Bank Spears/Lifers Trust Various States,
6,110	Series DB-271, Rev., VRDO, FGIC, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	6,110
106,645	Series DB-459, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	106,645
	Eclipse Funding Trust, Solar Eclipse,
8,390	Series 2006-0043, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09 (e)	8,390
20,840	Series 2007-0051, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.280%, 09/02/09	20,840
24,150	Eclipse Funding Trust, Solar Eclipse, Golden, Series 2006-0125, COP, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09 (e)	24,150
	Eclipse Funding Trust, Solar Eclipse, Miami,
11,230	Series 2006-0049, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	11,230
9,890	Series 2007-0045, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.160%, 09/01/09	9,890

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
10,665	Eclipse Funding Trust, Solar Eclipse, Palm Bay, Series 2006-0136, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.260%, 09/03/09	10,665
18,970	Eclipse Funding Trust, Solar Eclipse, Peace, Series 2006-0144, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.290%, 09/03/09	18,970
8,660	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0135, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	8,660
35,575	Eclipse Funding Trust, Solar Eclipse, South, Series 2007-0035, COP, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	35,575
5,900	Florida Gulf Coast University Finance Corp., Student Union Project , Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.340%, 09/03/09	5,900
6,350	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners, Series FF, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/02/09	6,350
8,900	Florida Housing Finance Agency, Multi-Family Housing, Heron Park Project, Series U, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.330%, 09/02/09	8,900
8,225	Florida Housing Finance Corp., Monterey Lake, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.300%, 09/02/09	8,225
5,000	Florida Municipal Power Agency, All Requirements Supply, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	5,000
8,000	Hillsborough County IDA, Carrollwood Day School Project, Rev., VRDO, LOC: Mercantile Bank of Michigan, 0.280%, 09/03/09	8,000
	Jacksonville Health Facilities Authority,
34,040	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	34,040
4,165	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	4,165
	JEA, Electric Systems,
28,850	Series 3C-2, Rev., VRDO, 0.170%, 09/03/09	28,850
32,005	Subseries D, Rev., VRDO, 0.350%, 09/02/09	32,005
15,000	JEA, Water & Sewer Systems, Series A-2, Rev., VRDO, 0.270%, 09/02/09	15,000
11,600	Lee Memorial Health System, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	11,600
1,570	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VRDO, LOC: Nationsbank N.A., 0.270%, 09/02/09	1,570
10,000	Miami-Dade County, Series 3041, Rev., VRDO, BHAC-CR, ACG-ICC, XLCA, LIQ: Morgan Stanley Municipal Funding, 0.390%, 09/03/09 (e)	10,000
	Miami-Dade County, Aviation, EAGLE,
17,120	Series 2006-0029, Class A, Rev., VRDO, BHAC, FSA-CR, FGIC, LIQ: Citibank N.A., 0.440%, 09/03/09	17,120
9,900	Series 2006-0040, Class A, Rev., VRDO, BHAC, AGC-ICC, XLCA, LIQ: Citibank N.A., 0.520%, 09/03/09	9,900
66,365	Series 2007-126, Class A, Rev., VRDO, BHAC, AGC-ICC, XLCA, LIQ: Citibank N.A., 0.520%, 09/03/09	66,365
22,540	Miami-Dade County, Transit System, Series 2006-0101, Class A, Rev., VRDO, AGC-ICC, XLCA, LIQ: Citibank N.A., 0.490%, 09/03/09	22,540
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc. Project , Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/02/09	6,700
22,285	Orange County, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Company, 0.330%, 09/03/09	22,285
12,080	Orange County Health Facilities Authority, Orlando Regional Healthcare Systems, Series A-1, Rev., VRDO, FSA, 0.400%, 09/01/09	12,080
7,845	Orange County Housing Finance Authority, Multi-Family Housing, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/02/09	7,845
9,601	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, FHLMC, LOC: Nationsbank N.A., LIQ: FHLMC, 0.330%, 09/02/09	9,601
3,620	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.340%, 09/02/09	3,620
47,490	Orange County IDA, Diocese Orlando Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/03/09	47,490
	Orlando & Orange County Expressway Authority,
26,260	Series C-1, Rev., VRDO, FSA, 0.550%, 09/03/09	26,260
49,225	Subseries B-1, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 09/03/09	49,225
129,760	Subseries B-3, Rev., VRDO, LOC: Wachovia Bank N.A., 0.230%, 09/03/09	129,760
97,620	Subseries B-4, Rev., VRDO, LOC: Wachovia Bank N.A., 0.230%, 09/03/09	97,620

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
7,180	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/02/09	7,180
87,190	Pasco County School Board, Series A, COP, VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	87,190
	Pinellas County Health Facility Authority, Baycare Health System,
18,250	Series A-1, Rev., VRDO, LOC: U.S. Bank N.A., 0.180%, 09/01/09	18,250
75,215	Series B-1, Rev., VRDO, FSA, 0.550%, 09/02/09	75,215
885	Pinellas County Housing Finance Authority, Series MT-009, Rev., VRDO, 0.730%, 09/02/09	885
80,175	Sarasota County Public Hospital District, Sarasota Memorial Hospital, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.300%, 09/02/09	80,175
21,125	South Miami Health Facilities Authority, Series 2833, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	21,125
8,265	State of Florida, MERLOTS, Series C07, GO, VRDO, 0.270%, 09/02/09	8,265
12,900	Tohopekaliga Water Authority, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.280%, 09/03/09	12,900
	Volusia County Health Facilities Authority,
26,945	Series MT-151, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 0.770%, 09/02/09	26,945
37,755	Series MT-317, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 0.770%, 09/02/09	37,755
		1,608,016
	Georgia — 1.6%
4,985	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VRDO, LOC: FHLMC, 0.550%, 09/03/09	4,985
1,400	Bartow County Development Authority, Georgia Power Co., Bowen, Second Series, Series 2, Rev., VRDO, 0.220%, 09/01/09	1,400
62,660	City of Atlanta, EAGLE, Class A, Rev., VRDO, BHAC, FSA, LIQ: Citibank N.A., 0.440%, 09/03/09	62,660
14,000	Cobb County Development Authority, Whitefield Academy, Inc. Project, Rev., VRDO, LOC: RBC Centura Bank, 0.640%, 09/02/09	14,000
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 09/02/09	3,400
8,980	De Kalb County Development Authority, Inland Fresh Seafood Corp., Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/03/09	8,980
8,660	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/03/09	8,660
11,645	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/03/09	11,645
10,735	De Kalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.330%, 09/03/09	10,735
23,415	DeKalb Newton & Gwinnett Counties Joint Development Authority, GPC Real Estate Student I, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/03/09	23,415
15,220	Eclipse Funding Trust, Solar Eclipse, Series 2007-0117, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	15,220
21,445	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	21,445
9,900	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.290%, 09/03/09	9,900
6,960	Fulton County Development Authority, St. George Village CCRC Project, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	6,960
20,425	Fulton County Hospital Authority, Northside Hospital Inc., Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/03/09	20,425
5,010	Griffin-Spaulding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.600%, 09/03/09	5,010
5,671	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VRDO, 0.280%, 09/02/09	5,671
9,450	Gwinnett County Water & Sewerage Authority, Series A, Rev., VRDO, 0.280%, 09/02/09	9,450
13,990	Gwinnett County Water & Sewerage Authority, MERLOTS, Series K15, Rev., VRDO, 0.270%, 09/02/09	13,990

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
16,640	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., VRDO, BHAC, FSA-CR, NATL-RE, LIQ: Citibank N.A., 0.290%, 09/03/09	16,640
600	Marietta Housing Authority, Multi-Family Housing, Concepts 21 Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.340%, 09/02/09	600
20,560	Municipal Electric Authority of Georgia, Series A, Rev., BAN, 1.250%, 05/07/10	20,615
	Private Colleges & Universities Authority, Emory University,
17,300	Series C-1, Rev., VRDO, 0.160%, 09/02/09	17,300
22,500	Series C-3, Rev., VRDO, 0.170%, 09/03/09	22,500
11,400	Series C-4, Rev., VRDO, 0.170%, 09/03/09	11,400
35,000	Richmond County Development Authority, MCG Health, Inc. Project, Series A, Rev., VRDO, LOC: UBS A.G., 0.220%, 09/02/09	35,000
17,135	Savannah EDA, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/03/09	17,135
54,569	State of Georgia, Series H-2, GO, VRDO, 0.280%, 09/03/09	54,569
		453,710
	Hawaii — 0.2%
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,885	Series 2006-0096, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	13,885
9,365	Series 2006-0123, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	9,365
19,485	Hawaii State Department of Budget & Finance, Series 2135, Rev., VRDO, FGIC, LIQ: Wells Fargo & Company, 0.330%, 09/03/09	19,485
11,857	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VRDO, LOC: Union Bank of Canada, 0.550%, 09/02/09	11,857
14,225	University of Hawaii, Series PZ-193, Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Company, 0.550%, 09/02/09	14,225
		68,817
	Idaho — 0.6%
	Idaho Housing & Finance Association, Single Family Mortgage,
58,955	Series A, Class I, Rev., VRDO, 0.250%, 09/02/09	58,955
57,000	Series B, Class I, Rev., VRDO, 0.250%, 09/02/09	57,000
15,000	Series D-1, Class I, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.400%, 09/02/09	15,000
22,000	Series F-1, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.400%, 09/02/09	22,000
9,685	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.300%, 09/03/09	9,685
		162,640
	Illinois — 3.3%
	Chicago O’Hare International Airport,
17,555	Series ROCS-RR-II-R-11517, Rev., VRDO, AGC-ICC, NATL-RE, LIQ: Citibank N.A., 0.490%, 09/03/09	17,555
26,765	Series ROCS-RR-II-R-12245, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.790%, 09/03/09 (e)	26,765
31,680	Series ROCS-RR-II-R-12246, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.790%, 09/03/09 (e)	31,680
2,500	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.340%, 09/02/09	2,500
5,000	Chicago O’Hare International Airport, General Airport, Second Lien, ACES, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.350%, 09/02/09	5,000
	City of Chicago,
15,320	Series ROCS-RR-II-R-10260, GO, VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.190%, 09/01/09	15,320
20,000	Subseries 04-1, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.290%, 09/03/09	20,000
10,000	Subseries 04-2, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.290%, 09/03/09	10,000
10,380	City of Chicago, Neighborhoods Alive 21, Series B-4, Rev., VRDO, LOC: Bank of New York N.A., 0.170%, 09/01/09	10,380
	Deutsche Bank Spears/Lifers Trust Various States,
23,025	Series DB-300, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	23,025
21,590	Series DB-309, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.350%, 09/02/09	21,590
14,675	Series DB-322, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	14,675
11,010	Series DB-368, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	11,010
5,235	Series DB-400, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.350%, 09/02/09	5,235

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
15,615	Series DB-475, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.340%, 09/03/09	15,615
	Eclipse Funding Trust, Solar Eclipse, Chicago,
9,210	Series 2006-0003, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.270%, 09/02/09	9,210
10,325	Series 2006-0131, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.290%, 09/03/09	10,325
	Eclipse Funding Trust, Solar Eclipse, Illinois,
27,445	Series 2006-0098, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	27,445
41,490	Series 2006-0104, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.160%, 09/01/09 (e)	41,490
51,740	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0007, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	51,740
4,300	Galesburg, Knox College Project, Rev., VRDO, LOC: Lasalle National Bank N.A., 0.330%, 09/03/09	4,300
3,900	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 0.330%, 09/03/09	3,900
29,240	Illinois Finance Authority, Series 3089, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09 (e)	29,240
11,380	Illinois Finance Authority, Clare Oaks, Series C, Rev., VRDO, LOC: Sovereign Bank F.S.B., 0.280%, 09/03/09	11,380
14,300	Illinois Finance Authority, Healthcare System, Series B, Rev., VRDO, LOC: National City Bank, 0.270%, 09/02/09	14,300
3,286	Illinois Finance Authority, IDR, Metropolitan Family Services, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	3,286
15,000	Illinois Finance Authority, Loyola University Health System, Series B , Rev., VRDO, LOC: Harris N.A., 0.220%, 09/02/09	15,000
8,500	Illinois Finance Authority, North Central College, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	8,500
24,500	Illinois Finance Authority, Northwestern Memorial Hospital, Series A-1, Rev., VRDO, 0.210%, 09/03/09	24,500
14,200	Illinois Finance Authority, OSF Healthcare System, Series G, Rev., VRDO, LOC: Wachovia Bank N.A., 0.170%, 09/01/09	14,200
10,000	Illinois Finance Authority, Residential Rental, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 09/02/09	10,000
9,500	Illinois Finance Authority, St. Vincents Conservatory, Series A, Rev., VRDO, 0.730%, 03/03/10	9,500
2,715	Illinois Finance Authority, Toughy Ltd. Partnership Project, Rev., VRDO, LOC: Lasalle National Bank N.A., 0.600%, 09/02/09	2,715
8,261	Illinois Finance Authority, University of Chicago, Series B, Rev., VRDO, 0.240%, 09/03/09	8,261
16,263	Illinois Health Facilities Authority, Advocate Health Care Network, Series C, Rev., VRDO, 0.770%, 02/26/10	16,263
15,000	Illinois Health Facilities Authority, Revolving Pooled Funds, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 09/01/09	15,000
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, AMT, 0.310%, 09/02/09	10,175
7,500	Series C-3, Rev., VRDO, AMT, 0.420%, 09/02/09	7,500
6,630	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VRDO, FSA, 0.400%, 09/03/09	6,630
79,700	Illinois State Toll Highway Authority,
	Series B, Rev., VRDO, FSA, 0.450%, 09/03/09	79,700
50,500	Illinois State Toll Highway Authority, Senior Priority, Series A-1, Rev., VRDO, 0.330%, 09/03/09	50,500
18,120	Jackson-Union Counties Regional Port District, Enron Transaction Services, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	18,120
16,245	Joliet Regional Port District, Exxon Project, Rev., VRDO, 0.080%, 09/01/09	16,245
1,840	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VRDO, LOC: Harris Trust & Savings Bank, 0.780%, 09/03/09	1,840
74,065	Regional Transportation Authority, Series DCL-020, Rev., VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 1.250%, 09/03/09	74,065
	State of Illinois,
19,170	Series ROCS-RR-II-R-12020, GO, VRDO, FSA-CR, NATL-RE, LIQ: Citibank N.A., 0.790%, 09/03/09	19,170
13,425	Series ROCS-RR-II-R-12249, GO, VRDO, FSA, 0.390%, 09/03/09 (e)	13,425
30,555	State of Illinois, MERLOTS, Series B05, GO, VRDO, NATL-RE, 0.270%, 09/02/09	30,555

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
18,300	University of Illinois, Health Services Facilities System, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.370%, 09/02/09	18,300
18,675	Village of Schaumburg, EAGLE, Series 2006-0081, Class A, GO, VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09	18,675
		925,805
	Indiana — 1.6%
36,050	City of Mount Vernon, General Electric Co. Project, Rev., VRDO, 0.110%, 09/01/09	36,050
5,000	De Kalb County, Economic Development, New Process Steel Project, Rev., VRDO, LOC: Bank of America N.A., 0.570%, 09/03/09	5,000
24,770	Deutsche Bank Spears/Lifers Trust Various States, Series DB-355, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	24,770
9,545	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	9,545
13,660	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	13,660
25,855	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.260%, 09/03/09	25,855
	Eclipse Funding Trust, Solar Eclipse, Indiana,
17,370	Series 2006-0092, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	17,370
14,530	Series 2006-0100, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	14,530
21,460	Series 2006-0138, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.280%, 09/02/09	21,460
	Indiana Finance Authority, Ascension Health,
10,000	Series E-3, Rev., VRDO, 0.200%, 09/02/09	10,000
15,450	Series E-7, Rev., VRDO, 3.500%, 12/15/09	15,571
15,000	Indiana Finance Authority, Parkview Health System, Series D, Rev., VRDO, LOC: Citibank N.A., 0.270%, 09/02/09	15,000
65,025	Indiana Health Facility Financing Authority, Ascension Health Credit Group, Series A-2, Rev., VRDO, 0.210%, 09/02/09	65,025
2,385	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VRDO, 0.330%, 09/03/09	2,385
7,320	Indiana Housing & Community Development Authority, Series 1423-R, Rev., VRDO, GNMA/FNMA, 0.550%, 09/02/09	7,320
6,900	Indiana State Finance Authority, Ispat Inland, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 0.270%, 09/02/09	6,900
	Indiana State Finance Authority, Trinity Health,
21,000	Series D-1, Rev., VRDO, 0.180%, 09/03/09	21,000
21,250	Series D-2, Rev., VRDO, 0.180%, 09/03/09	21,250
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
2,900	Series SGA-113, Rev., VRDO, LIQ: Societe Generale, 0.180%, 09/01/09 (p)	2,900
18,600	Series SGA-151, Class A, Rev., VRDO, LIQ: Societe Generale, 0.400%, 09/02/09	18,600
23,000	Indianapolis Local Public Improvement Bond Bank, Series A, Rev., VRDO, 0.780%, 12/01/09	23,000
18,425	Purdue University, Student Facility Systems, Series A, Rev., VRDO, 0.160%, 09/02/09	18,425
43,610	Purdue University, Student Fee Service, Series V, Rev., VRDO, 0.200%, 09/02/09	43,610
		439,226
	Iowa — 0.3%
34,850	City of Iowa City, Rev., VRDO, 0.180%, 09/01/09	34,850
18,535	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	18,535
17,000	Iowa Finance Authority, Iowa Health Systems, Series E, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	17,000
	Iowa Finance Authority, Single Family Mortgage,
5,900	Series F, Rev., VRDO, GNMA/FNMA, FHA/VA, 0.350%, 09/03/09	5,900
6,610	Series I, Rev., VRDO, GNMA/FNMA, COLL, 0.350%, 09/03/09	6,610
		82,895
	Kansas — 0.6%
	Kansas State Department of Transportation, Highway,
14,975	Series B-1, Rev., VRDO, 0.130%, 09/01/09	14,975
12,240	Series B-2, Rev., VRDO, LIQ: Kansas State Pooled Money Investment, 0.130%, 09/01/09	12,240
42,485	Series C-1, Rev., VRDO, 0.160%, 09/02/09	42,485
50,000	Series C-2, Rev., VRDO, 0.210%, 09/02/09	50,000
44,405	Series D, Rev., VRDO, LIQ: Dexia Credit Local, 0.450%, 09/02/09	44,405
9,780	Overland Park, Series SG-155, GO, VRDO, 0.340%, 09/03/09	9,780
		173,885

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kentucky — 3.7%
9,660	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, LOC: U.S. Bank N.A., 0.270%, 09/02/09	9,660
16,600	County of Carroll, North American Stainless Project, Series N, Rev., VRDO, LOC: Lasalle Bank N.A., 0.600%, 09/03/09	16,600
	Kentucky Housing Corp.,
19,350	Series F, Rev., VRDO, AMT, 0.360%, 09/02/09	19,350
21,375	Series H, Rev., VRDO, AMT, 0.360%, 09/02/09	21,375
21,000	Series M, Rev., VRDO, AMT, 0.360%, 09/02/09	21,000
	Kentucky Public Energy Authority,
499,781	Series A, Rev., VRDO, 0.130%, 09/01/09	499,781
225,002	Series A-1, Rev., VRDO, 0.320%, 09/03/09	225,002
200,527	Series A-2, Rev., VRDO, 0.320%, 09/03/09	200,527
7,990	Kentucky State Property & Buildings Commission, Series ROCS-RR-II-R-11767, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.420%, 09/03/09 (e)	7,990
32,700	Louisville Regional Airport Authority, Ohio LLC Project, Series A, Rev., VRDO, 0.190%, 09/01/09	32,700
		1,053,985
	Louisiana — 0.2%
13,600	East Baton Rouge Parish Industrial Development Board, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	13,600
19,760	Parish of St. John Baptist, Series 2116, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.330%, 09/03/09	19,760
15,500	St. Bernard Parish, Mobil Oil, Rev., VRDO, 0.120%, 09/01/09	15,500
10,000	State of Louisiana, Gas & Fuels Tax, Series ROCS-RR-II-R-11769, Rev., VRDO, FSA, LIQ: Citibank N.A., 0.390%, 09/03/09 (e)	10,000
		58,860
	Maine — 0.3%
8,400	Finance Authority of Maine, Jackson Lab Issue, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/03/09	8,400
67,725	Maine Health & Higher Educational Facilities Authority, Series H, Rev., VRDO, FSA, 0.330%, 09/02/09	67,725
		76,125
	Maryland — 1.8%
23,825	Baltimore IDA, Baltimore Capital Acquisition, Rev., VRDO, LOC: Bayerische Landesbank, 0.420%, 09/02/09	23,825
23,000	Maryland Economic Development Corp., Howard Hughes Medical, Series B, Rev., VRDO, 0.220%, 09/02/09	23,000
24,060	Maryland Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/03/09	24,060
34,730	Maryland Health & Higher Educational Facilities Authority, Upper Chesapeake Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	34,730
11,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.350%, 09/02/09	11,700
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	3,135
27,075	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Barrington Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/03/09	27,075
9,625	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Fort Washington Development, Series A, Rev., VRDO, LOC: Citibank N.A., 0.400%, 09/02/09	9,625
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	6,400
18,000	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential, Series I, Rev., VRDO, AMT, 0.330%, 09/03/09	18,000
15,200	Maryland State Community Development Administration, Multi-Family, Series E, Rev., VRDO, LOC: Suntrust Bank, 0.280%, 09/02/09	15,200
	Maryland State Economic Development Corp., Constellation Energy,
64,500	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.360%, 09/03/09	64,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
45,125	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.360%, 09/03/09	45,125
9,865	Maryland State Economic Development Corp., U.S. Pharmacopeial, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	9,865
21,405	Maryland State Stadium Authority Lease Revenue, Rev., VRDO, 0.900%, 09/02/09	21,405
27,650	Montgomery County Housing Opportunities Commission Housing Revenue, Oakfield Apartments, Issue I, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.350%, 09/02/09	27,650
53,365	Montgomery County Housing Opportunities Commission Housing Revenue, The Grand-Issue I, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/02/09	53,365
	Washington Suburban Sanitation District,
11,145	Series A, BAN, GO, VRDO, 0.300%, 09/02/09	11,145
13,800	Series A, BAN, GO, VRDO, 0.350%, 09/02/09	13,800
55,900	Series A-7, BAN, GO, VRDO, 0.300%, 09/02/09	55,900
5,100	Washington Suburban Sanitation District, Multimodal, Series A, BAN, GO, VRDO, 0.350%, 09/02/09	5,100
		504,605
	Massachusetts — 3.5%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/02/09	6,030
16,480	City of Boston, Mass. Water & Sewer Commission, Series SG-75, Rev., VRDO, LIQ: Societe Generale, 0.500%, 09/02/09 (e)	16,480
	Commonwealth of Massachusetts,
10,000	Series A, GO, NATL-RE, 5.500%, 02/01/10	10,209
1,000	Series B, GO, VRDO, 0.150%, 09/01/09	1,000
25,350	Series B, GO, VRDO, 0.300%, 09/03/09	25,350
51,460	Series DC-8024, GO, VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 1.250%, 09/03/09	51,460
	Eclipse Funding Trust, Solar Eclipse, Massachusetts,
13,795	Series 2007-0010, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/03/09	13,795
30,995	Series 2007-0032, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/03/09	30,995
50,000	Macon Trust Various States, Series 2007-343, Rev., VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.890%, 09/03/09	50,000
	Massachusetts Bay Transportation Authority,
68,645	Series A, Rev., VRDO, 2.000%, 02/17/10	69,062
34,860	Series DC-8025, Rev., VRDO, LIQ: Dexia Credit Local, 1.250%, 09/03/09	34,860
575	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Series SGA-123, Rev., VRDO, LIQ: Societe Generale, 0.400%, 09/02/09 (e)	575
27,289	Massachusetts Development Finance Agency, Higher Education, Smith College, Rev., VRDO, 0.140%, 09/03/09	27,289
32,800	Massachusetts Development Finance Agency, Holy Cross College, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	32,800
13,860	Massachusetts Development Finance Agency, Macon Trust, Series P, Rev., VRDO, AMBAC, 0.590%, 09/03/09	13,860
4,500	Massachusetts Development Finance Agency, Simmons College, Series G, Rev., VRDO, LOC: TD Banknorth N.A., 0.200%, 09/02/09	4,500
3,880	Massachusetts Development Finance Agency, The Bridge Issue, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/02/09	3,880
	Massachusetts Health & Educational Facilities Authority,
32,400	Series F, Rev., VRDO, 0.160%, 09/02/09	32,400
14,800	Series J-2, Rev., VRDO, 0.100%, 09/01/09	14,800
24,355	Massachusetts Health & Educational Facilities Authority, Amherst College, Series I, Rev., VRDO, 0.160%, 09/02/09	24,355
	Massachusetts Health & Educational Facilities Authority, Capital Asset Program,
9,700	Series E, Rev., VRDO, LOC: Fleet National Bank, 0.140%, 09/01/09	9,700
26,450	Series M-4A, Rev., VRDO, LOC: Fleet National Bank, 0.310%, 09/02/09	26,450
31,835	Massachusetts Health & Educational Facilities Authority, Fairview Extended, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/03/09	31,835
24,970	Massachusetts Health & Educational Facilities Authority, Mount Ida College, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/02/09	24,970
23,150	Massachusetts Health & Educational Facilities Authority, Museum of Fine Arts, Series A-1, Rev., VRDO, 0.120%, 09/01/09	23,150

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
23,700	Massachusetts Health & Educational Facilities Authority, Northeastern University, Series Q, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	23,700
22,600	Massachusetts Health & Educational Facilities Authority, South Shore Property Inc., Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.260%, 09/03/09	22,600
22,245	Massachusetts Health & Educational Facilities Authority, Stonehill College, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	22,245
	Massachusetts Housing Finance Agency,
9,520	Series 2970, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.390%, 09/03/09 (e)	9,520
86,280	Series F, Rev., VRDO, FSA, 0.550%, 09/02/09	86,280
	Massachusetts Water Resources Authority,
61,975	Series A, Rev., VRDO, 0.550%, 09/02/09	61,975
16,235	Series DCL-003, Rev., VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.600%, 09/01/09	16,235
17,700	Series F, Rev., VRDO, 0.170%, 09/02/09	17,700
	Massachusetts Water Resources Authority, Multimodal,
58,250	Series B, Rev., VRDO, LOC: Helaba, 0.300%, 09/02/09	58,250
20,405	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 09/01/09	20,405
9,785	Subseries D, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.120%, 09/01/09	9,785
18,487	Town of Tewksbury, GO, BAN, 2.500%, 12/23/09	18,575
43,910	Wells Fargo Stage Trust, Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	43,910
		990,985
	Michigan — 3.7%
	Detroit City School District,
8,495	GO, VRDO, FSA, Q-SBLF, 0.540%, 09/03/09	8,495
26,810	Series DCL-045, GO, VRDO, FSA, Q-SBLF, LOC: Dexia Credit Local, LIQ: Morgan Stanley Municipal Funding, 1.250%, 09/03/09	26,810
13,200	Eclipse Funding Trust, Solar Eclipse, Michigan, Series 2006-0021, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.280%, 09/02/09	13,200
42,035	Holt Public Schools, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.220%, 09/03/09	42,035
13,500	Kent Hospital Finance Authority, Spectrum Health Systems, Series C, Rev., VRDO, LOC: Bank of New York N.A., 0.300%, 09/02/09	13,500
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.220%, 09/03/09	12,500
	Michigan State Hospital Finance Authority, Ascension Health Credit,
5,000	Series B-1, Rev., VRDO, 0.700%, 01/06/10	5,000
85,000	Series B-2, Rev., VRDO, 0.700%, 02/03/10	85,000
23,800	Michigan State Hospital Finance Authority, Ascension Health Services, Series CR-B-8, Rev., VRDO, 0.200%, 09/02/09	23,800
39,300	Michigan State Hospital Finance Authority, Henry Ford Health, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.280%, 09/02/09	39,300
	Michigan State Housing Development Authority,
43,700	Series C, Rev., VRDO, AMT, 0.350%, 09/02/09	43,700
64,805	Series D, Rev., VRDO, AMT, 0.360%, 09/02/09	64,805
6,095	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/02/09	6,095
1,700	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/03/09	1,700
14,900	Michigan State Housing Development Authority, Single Family Mortgage, Series D, Rev., VRDO, LIQ: Barclays Bank plc, 0.250%, 09/02/09	14,900
	Michigan State University,
2,300	Rev., VRDO, 0.170%, 09/02/09	2,300
18,020	Series A, Rev., VRDO, 0.170%, 09/02/09	18,020
8,140	Series B, Rev., VRDO, 0.170%, 09/02/09	8,140
985	Michigan Strategic Fund, Rest Haven Christian Services, Rev., VRDO, LOC: Sovereign Bank F.S.B., 0.310%, 09/03/09	985
16,745	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.220%, 09/03/09	16,745
35,995	Puttable Floating Option Tax-Exempt Receipts, Series MT-631, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 1.140%, 09/02/09 (e)	35,995

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
	RBC Municipal Products, Inc. Trust, Floater Certificates,
48,745	Series L-26, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.470%, 09/02/09	48,745
26,295	Series L-29, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.470%, 09/03/09	26,295
83,095	Saline Area Schools, GO, VRDO, Q-SBLF, LIQ: Helaba, 0.220%, 09/03/09	83,095
	State of Michigan,
45,000	Series A, GO, RAN, 3.000%, 09/30/09	45,049
282,000	Series B, GO, 3.000%, 09/30/09	282,299
	University of Michigan,
10,000	Rev., VRDO, 0.190%, 09/03/09	10,000
14,000	Series B, Rev., VRDO, 0.160%, 09/02/09	14,000
	University of Michigan, Hospital,
14,245	Series A, Rev., VRDO, 0.130%, 09/01/09	14,245
10,720	Series A-2, Rev., VRDO, 0.180%, 09/01/09	10,720
2,045	Series B, Rev., VRDO, 0.190%, 09/03/09	2,045
37,650	University of Michigan, Medical Services Plan, Series A, Rev., VRDO, 0.190%, 09/02/09	37,650
		1,057,168
	Minnesota — 0.9%
8,880	City of Eagan, Series PT-1221, VRDO, FNMA, LIQ: Merrill Lynch Capital Services, 0.550%, 09/02/09	8,880
15,000	City of Minneapolis, Fairview Health Services, Series E, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.200%, 09/02/09	15,000
25,070	City of Robbinsdale, North Memorial, Series A-4, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.160%, 09/01/09	25,070
20,000	City of St. Cloud, Centracare, Series C, Rev., VRDO, AGC, 0.300%, 09/03/09	20,000
72,750	Hennepin County Sales Tax Revenue, Ballpark Project, Third Lien, Series C, Rev., VRDO, 0.330%, 09/03/09	72,750
1,000	Metropolitan Council Minneapolis-St Paul Metropolitan Area, Waste Water System, Series C, GO, 3.000%, 03/01/10	1,011
15,800	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.280%, 09/03/09	15,800
25,000	Minneapolis & St. Paul Housing & Redevelopment Authority, Custodial Receipts, Series B-1, Rev., VRDO, LOC: Bank of New York N.A., 0.180%, 09/02/09 (e)	25,000
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VRDO, AMT, 0.330%, 09/02/09	5,000
5,400	Series C, Rev., VRDO, AMT, 0.330%, 09/02/09	5,400
8,000	Series C, Rev., VRDO, AMT, 0.350%, 09/02/09	8,000
4,940	Series J, Rev., VRDO, AMT, 0.330%, 09/02/09	4,940
10,865	Puttable Floating Option Tax-Exempt Receipts, Series PT-4245, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.600%, 09/02/09	10,865
	Rochester, Minnesota Health Care Facilities, Mayo Foundation,
9,100	Series A, Rev., VRDO, 0.200%, 09/02/09	9,100
35,000	Series C, Rev., VRDO, 0.200%, 09/02/09	35,000
		261,816
	Mississippi — 2.4%
67,995	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-688, Rev., VRDO, AMBAC, LOC: Deutsche Bank A.G., LIQ: Deutsche Bank A.G., 0.340%, 09/03/09 (e)	67,995
4,500	Jackson County, PCR, Chevron USA, Inc. Project, Rev., VRDO, 0.100%, 09/01/09	4,500
	Mississippi Business Finance Commission, Chevron USA, Inc. Project,
221,100	Series A, Rev., VRDO, 0.120%, 09/01/09	221,100
49,700	Series C, Rev., VRDO, 0.450%, 02/01/10	49,700
32,500	Series D, Rev., VRDO, 0.590%, 03/01/10	32,500
38,250	Series E, Rev., VRDO, 0.080%, 09/01/09	38,250
232,000	Mississippi Development Bank Special Obligation, Municipal Gas Authority, Natural Gas Project, Rev., VRDO, 0.320%, 09/03/09	232,000
34,310	Puttable Floating Option Tax-Exempt Receipts, Series MT-514, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.770%, 09/02/09	34,310
		680,355
	Missouri — 1.1%
4,460	Austin Trust Various States, Series 2007-309, Rev., VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.890%, 09/03/09	4,460
11,935	Eclipse Funding Trust, Solar Eclipse, Series 2007-0062, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.280%, 09/02/09	11,935

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Missouri — Continued
2,125	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.570%, 09/02/09	2,125
78,200	Missouri Development Finance Board, Kauffman Center for the Performing Arts, Series A, Rev., VRDO, 0.130%, 09/01/09	78,200
2,700	Missouri Higher Education Loan Authority, Student Loan, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 09/02/09	2,700
17,250	Missouri State Environmental Improvement & Energy Resources Authority, Series 1567, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.390%, 09/03/09	17,250
	Missouri State Health & Educational Facilities Authority,
37,720	Series ROCS-RR-II-R-10314, Rev., VRDO, LIQ: Citigroup Financial Products, 0.340%, 09/03/09	37,720
10,000	Series ROCS-RR-II-R-11532, Rev., VRDO, FSA, LIQ: Citibank N.A., 0.790%, 09/02/09	10,000
36,400	Missouri State Health & Educational Facilities Authority, Ascension Health, Series C-3, Rev., VRDO, 0.730%, 03/03/10	36,400
9,700	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	9,700
42,200	Missouri State Health & Educational Facilities Authority, BJC Health System, Series A, Rev., VRDO, 0.130%, 09/02/09	42,200
	Missouri State Health & Educational Facilities Authority, St. Louis University,
14,100	Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 09/01/09	14,100
42,935	Series B, Rev., VRDO, 0.180%, 09/01/09	42,935
		309,725
	Nebraska — 1.6%
197,000	American Public Energy Agency, Series A, Rev., VRDO, 0.320%, 09/03/09	197,000
	American Public Energy Agency, National Public Gas Agency Project,
102,330	Series A, Rev., VRDO, 0.320%, 09/03/09	102,330
65,240	Series B, Rev., VRDO, 0.240%, 09/03/09	65,240
19,100	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09 (e)	19,100
	Nebraska Investment Finance Authority, Single Family Housing,
3,500	Series E, Rev., VRDO, 0.420%, 09/02/09	3,500
33,280	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.420%, 09/02/09	33,280
42,200	Series J, Rev., VRDO, AMT, 0.420%, 09/02/09	42,200
		462,650
	Nevada — 1.0%
42,750	City of Reno, Series 2634, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	42,750
14,900	City of Reno, Capital Improvements, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/02/09	14,900
37,700	City of Reno, Renown Regional Medical Center, Series A, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.230%, 09/02/09	37,700
16,860	Clark County, Series PZ-138, GO, VRDO, AMBAC, LIQ: Wells Fargo & Company, 0.550%, 09/02/09	16,860
13,100	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.470%, 09/03/09	13,100
12,000	Director of the State of Nevada Department of Business & Industry, Nevada Cancer Institute Project, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	12,000
9,835	Eclipse Funding Trust, Solar Eclipse, Series 2007-0015, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	9,835
12,820	Eclipse Funding Trust, Solar Eclipse, Hender, Series 2006-0094, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	12,820
	Nevada Housing Division, Multi-Unit Housing,
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.640%, 09/03/09	10,900
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.470%, 09/03/09	8,750
3,265	Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.470%, 09/03/09	3,265
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Exchange Bank, 0.470%, 09/02/09 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A , Rev., VRDO, LOC: Exchange Bank, 0.470%, 09/02/09	7,800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Nevada — Continued
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	3,430
4,730	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VRDO, LOC: U.S. Bank N.A., 0.470%, 09/03/09	4,730
5,445	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C , Rev., VRDO, LOC: U.S. Bank N.A., 0.470%, 09/03/09	5,445
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	12,710
11,000	Nevada Housing Division, Vintage at Laughlin Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	11,000
21,000	Nevada Housing Division, Vista Creek Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	21,000
19,295	Wells Fargo Stage Trust, Series 14C, Rev., VRDO, FSA, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	19,295
		295,640
	New Hampshire — 0.2%
31,000	New Hampshire Health & Education Facilities Authority, Saint Anselm College, Rev., VRDO, LOC: RBS Citizens N.A., 0.330%, 09/02/09	31,000
16,935	New Hampshire Housing Finance Authority, Series 1404, Rev., VRDO, 0.550%, 09/02/09	16,935
12,790	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.340%, 09/03/09	12,790
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, EQR Board Partnership Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/02/09	5,200
715	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.570%, 09/02/09	715
		66,640
	New Jersey — 3.5%
575	Austin Trust Various States, Series 2008-1045, Rev., VRDO, LIQ: Bank of America N.A., 0.290%, 09/03/09	575
19,800	New Jersey EDA, EAGLE, Series 2006-0135, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.570%, 09/03/09	19,800
	New Jersey EDA, Facilities Construction,
75,000	Series 2009 A, Rev., 2.500%, 06/18/10	76,187
29,690	Subseries R-1, Rev., VRDO, LOC: Bank of Nova Scotia, 0.110%, 09/01/09	29,690
6,000	New Jersey EDA, Kenwood USA Corporate Project, Rev., VRDO, LOC: Bank of New York N.A., 0.400%, 09/02/09	6,000
109,975	New Jersey EDA, School Facilities Construction, Series V-5, Rev., VRDO, LOC: Wachovia Bank N.A., 0.350%, 09/02/09	109,975
37,910	New Jersey Health Care Facilities Financing Authority, Series 3018, Rev., VRDO, AGC, LIQ: Morgan Stanley Municipal Funding, 0.320%, 09/03/09 (e)	37,910
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/02/09	1,500
21,080	New Jersey Health Care Facilities Financing Authority, MERLOTS, Series F01, Rev., VRDO, 0.270%, 09/02/09	21,080
1,300	New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.280%, 09/02/09	1,300
	New Jersey State Educational Facilities Authority,
12,000	Series 2688, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.320%, 09/03/09	12,000
10,170	Series SG-148, Rev., VRDO, LIQ: Societe Generale, 0.320%, 09/03/09	10,170
19,700	New Jersey State Educational Facilities Authority, Caldwell College, Series F, Rev., VRDO, LOC: Wachovia Bank N.A., 0.230%, 09/03/09	19,700
	New Jersey State Housing & Mortgage Finance Agency, Single Family Housing,
15,085	Rev., VRDO, 0.250%, 09/02/09	15,085
18,700	Series P, Rev., VRDO, 0.380%, 09/02/09	18,700
30,000	Series V, Rev., VRDO, AMT, 0.250%, 09/02/09	30,000
49,820	New Jersey Transportation Trust Fund Authority, Series DCL-040, Rev., VRDO, FSA-CR, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 1.250%, 09/03/09	49,820

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — Continued
	New Jersey Transportation Trust Fund Authority, MERLOTS,
27,230	Series B-03, Rev., VRDO, NATL-RE, 0.270%, 09/02/09	27,230
29,485	Series B-04, Rev., VRDO, NATL-RE, 0.270%, 09/02/09	29,485
35,240	Series B-23, Rev., VRDO, AMBAC-TCRS-Bank of New York, 0.270%, 09/02/09	35,240
13,995	Puttable Floating Option Tax-Exempt Receipts, Series PT-4037, COP, VRDO, FSA-CR, FGIC, LIQ: Merrill Lynch Capital Services, 0.620%, 09/02/09	13,995
431,100	State of New Jersey, Rev., TRAN, 2.500%, 06/24/10	438,026
		1,003,468
	New Mexico — 0.3%
1,000	City of Farmington, Arizona Public Service Co., Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.200%, 09/01/09	1,000
23,400	City of Hurley, Kennecott Santa Fe, Rev., VRDO, 0.080%, 09/01/09	23,400
25,400	Farmington Pollution Control, Arizona Public Services Co., Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.170%, 09/01/09	25,400
24,695	RBC Municipal Products, Inc. Trust, Series I-36, Rev., VRDO, LIQ: Royal Bank of Canada, 0.450%, 09/03/09	24,695
		74,495
	New York — 11.6%
13,060	Albany Industrial Development Agency, Civic Facilities, St. Rose, Series A, Rev., VRDO, NATL-RE, LOC: Bank of America N.A., 0.120%, 09/01/09	13,060
15,980	Austin Trust Various States, Series 2008-1092, Rev., VRDO, LIQ: Bank of America N.A., 0.490%, 09/03/09	15,980
115,080	City of Rochester, Series I, GO, BAN, 1.500%, 02/25/10	115,534
25,000	City of Syracuse, Series A, GO, RAN, 2.000%, 06/30/10 (w)	25,164
24,240	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/03/09	24,240
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
14,210	Series 2005-0002, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/03/09	14,210
10,580	Series 2006-0028, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/02/09	10,580
	Eclipse Funding Trust, Solar Eclipse, New York,
11,470	Series 2006-0029, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/03/09	11,470
11,385	Series 2006-0112, Rev., VRDO, FSA-CR, LIQ: U.S. Bank N.A., 0.250%, 09/03/09 (e)	11,385
20,980	Series 2006-0159, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/03/09	20,980
12,900	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.160%, 09/01/09	12,900
58,300	Long Island Power Authority, Electric Systems, EAGLE, Series 2006-0051, Class A, Rev., VRDO, BHAC, LIQ: Helaba, 0.440%, 09/03/09	58,300
	Metropolitan Transportation Authority,
23,450	Rev., VRDO, LOC: Bank of Nova Scotia, 0.170%, 09/02/09	23,450
144,120	Series B, Rev., VRDO, FSA, 0.550%, 09/02/09	144,120
74,415	Series G, Rev., VRDO, LOC: BNP Paribas, 0.110%, 09/01/09	74,415
25,000	Subseries B-3, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.200%, 09/02/09	25,000
105,750	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.190%, 09/02/09	105,750
46,100	Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.160%, 09/01/09	46,100
20,550	Subseries E-1, Rev., VRDO, LOC: Fortis Bank S.A./N.A., 0.240%, 09/02/09	20,550
9,400	Subseries G-2, Rev., VRDO, LOC: BNP Paribas, 0.160%, 09/01/09	9,400
19,800	Metropolitan Transportation Authority, EAGLE, Series 2005-3019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.440%, 09/03/09	19,800
	Nassau County,
50,000	GO, RAN, 1.000%, 04/15/10	50,151
20,000	GO, RAN, 1.500%, 04/15/10	20,130
45,000	GO, RAN, 2.000%, 04/15/10	45,422
25,435	Nassau County IDA, Amsterdam at Harborside, Series C, Rev., VRDO, LOC: Lasalle Bank N.A., 0.210%, 09/02/09	25,435
	Nassau County Interim Finance Authority, Sales Tax Secured,
10,000	Series A, Rev., VRDO, 0.180%, 09/02/09	10,000
10,000	Series B, Rev., VRDO, 0.250%, 09/02/09	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York City,
15,000	Series 3014, GO, VRDO, LIQ: Morgan Stanley Municipal Funding, 0.320%, 09/03/09 (e)	15,000
11,250	Series 3015, GO, VRDO, LIQ: Morgan Stanley Municipal Funding, 0.320%, 09/03/09 (e)	11,250
50,000	Series B2, Subseries B-4, GO, VRDO, 0.250%, 09/02/09	50,000
11,000	Series B2, Subseries B-5, GO, VRDO, NATL-RE, 0.100%, 09/01/09	11,000
11,350	Series E, Subseries E-2, GO, VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	11,350
10,750	Series E, Subseries E-3, GO, VRDO, LOC: Bank of America N.A., 0.230%, 09/03/09	10,750
30,000	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.230%, 09/03/09	30,000
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.170%, 09/02/09	11,500
28,000	Series H, Sub Series H-2, GO, VRDO, NATL-RE, 0.100%, 09/01/09	28,000
18,800	Series I, Subseries I-6, GO, VRDO, LOC: California State Teachers Retirement Fund, 0.090%, 09/01/09	18,800
30,300	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.260%, 09/02/09	30,300
4,050	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.150%, 09/02/09	4,050
100	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.120%, 09/01/09	100
11,000	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.120%, 09/02/09	11,000
16,305	Subseries A-4, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.140%, 09/01/09	16,305
14,700	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.110%, 09/01/09	14,700
14,510	Subseries A-6, GO, VRDO, LOC: Helaba, 0.200%, 09/02/09	14,510
12,650	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.240%, 09/02/09	12,650
15,750	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.220%, 09/02/09	15,750
8,200	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 0.200%, 09/02/09	8,200
12,050	Subseries C-4, GO, VRDO, LOC: BNP Paribas, 0.170%, 09/02/09	12,050
7,200	Subseries C-5, GO, VRDO, LOC: Bank of New York N.A., 0.170%, 09/02/09	7,200
1,500	Subseries E-4, GO, VRDO, LOC: Fortis Bank S.A./N.A., 0.120%, 09/01/09	1,500
9,400	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.120%, 09/02/09	9,400
3,515	Subseries H-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.120%, 09/02/09	3,515
19,950	Subseries H-2, GO, VRDO, LOC: Dexia Credit Local, 0.160%, 09/01/09	19,950
18,300	Subseries H-2, GO, VRDO, LOC: Bank of New York N.A., 0.170%, 09/02/09	18,300
20,900	Subseries H-3, GO, VRDO, LOC: Bank of New York N.A., 0.200%, 09/02/09	20,900
1,415	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.120%, 09/01/09	1,415
20,805	Subseries J-4, GO, VRDO, 0.120%, 09/01/09	20,805
12,500	Subseries L-3, GO, VRDO, 0.120%, 09/01/09	12,500
13,800	Subseries L-4, GO, VRDO, LOC: U.S. Bank N.A., 0.080%, 09/01/09	13,800
41,200	Subseries L-5, GO, VRDO, 0.240%, 09/01/09	41,200
22,400	New York City Capital Resources Corp., Loan Enhanced Assistance, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/03/09	22,400
34,500	New York City Housing Development Corp., Series C-3, Rev., VRDO, LIQ: Bank of America N.A., 0.200%, 09/02/09	34,500
48,000	New York City Housing Development Corp., 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.280%, 09/02/09	48,000
17,810	New York City Housing Development Corp., 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	17,810
10,300	New York City Housing Development Corp., 90 West Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 09/02/09	10,300
16,500	New York City Housing Development Corp., Manhattan Court Development, Series A, Rev., VRDO, LOC: Citibank N.A., 0.300%, 09/02/09	16,500
4,300	New York City Housing Development Corp., Monterey, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	4,300
33,600	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, 0.170%, 09/02/09	33,600
13,500	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 09/02/09	13,500

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	3,070
10,000	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	10,000
12,930	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.200%, 09/02/09	12,930
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	15,000
40,000	New York City Housing Development Corp., West End Towers, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	40,000
28,200	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.250%, 09/03/09	28,200
400	New York City Industrial Development Agency, Municipal Securities Trust Receipts, Series SGA-110, Rev., VRDO, LIQ: Societe Generale, 0.430%, 09/02/09	400
	New York City Municipal Water Finance Authority,
78,750	Series F, Subseries F-2, Rev., VRDO, 0.150%, 09/01/09	78,750
28,100	Subseries B-3, Rev., VRDO, 0.120%, 09/01/09	28,100
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
72,935	Series BB-1, Rev., VRDO, 0.160%, 09/01/09	72,935
22,135	Series BB-2, Rev., VRDO, 0.110%, 09/01/09	22,135
6,600	New York City Municipal Water Finance Authority, Water & Sewer Systems, Series C, Rev., VRDO, 0.210%, 09/01/09	6,600
	New York City Transitional Finance Authority,
30,525	Subseries 2-C, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.180%, 09/02/09	30,525
7,280	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.200%, 09/02/09	7,280
21,610	New York City Transitional Finance Authority, Building Aid, Series ROCS-RR-II-R-12054, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09	21,610
36,060	New York City Transitional Finance Authority, Building Aid, EAGLE, Series 2007-0014, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09	36,060
3,360	New York City Transitional Finance Authority, Eagle, Series 2007-0004, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09	3,360
	New York City Transitional Finance Authority, Future Tax Secured,
50,710	Series A-3, Rev., VRDO, 0.450%, 09/02/09	50,710
100	Series B, Rev., VRDO, 0.120%, 09/01/09	100
53,700	Series C, Rev., VRDO, 0.110%, 09/01/09	53,700
33,015	Subseries C-4, Rev., VRDO, 0.150%, 09/01/09	33,015
	New York City Transitional Finance Authority, New York City Recovery,
3,960	Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 0.170%, 09/02/09	3,960
10,420	Series 3, Subseries 3-H, Rev., VRDO, 0.110%, 09/01/09	10,420
15,190	New York City Trust for Cultural Resources, American Museum, Series A1, Rev., VRDO, 0.110%, 09/01/09	15,190
12,400	New York City Trust for Cultural Resources, Lincoln Center, Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.100%, 09/01/09	12,400
21,010	New York City Water Finance Authority, Water & Sewer System, Series ROCS-RR-II-R-11756, Rev., VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09 (e)	21,010
	New York City, Fiscal 2008,
13,650	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 09/01/09	13,650
5,400	Subseries J-7, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.700%, 09/02/09	5,400
11,110	Subseries J-10, GO, VRDO, 0.160%, 09/02/09	11,110
3,750	Subseries J-11, GO, VRDO, 0.250%, 09/02/09	3,750
49,500	New York Convention Center Operating Corp., EAGLE, Series 2006-0072, Class A, Rev., VRDO, BHAC, AGC-ICC, AMBAC, LIQ: Citibank N.A., 0.440%, 09/03/09	49,500
	New York Local Government Assistance Corp.,
3,200	Series B, Rev., VRDO, LOC: Bank of Nova Scotia, 0.140%, 09/02/09	3,200
23,129	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.450%, 09/02/09	23,129
15,300	Series F, Rev., VRDO, LOC: Societe Generale, 0.150%, 09/02/09	15,300
7,200	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 0.170%, 09/02/09	7,200

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
10,300	New York Local Government Assistance Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, NATL-RE-IBC, 0.480%, 09/02/09	10,300
29,000	New York Mortgage Agency, Homeowner Mortgage, Series 139, Rev., VRDO, AMT, 0.150%, 09/01/09	29,000
	New York State Dormitory Authority, Mental Health Services,
11,345	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.210%, 09/03/09	11,345
7,405	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.210%, 09/03/09	7,405
14,460	New York State Dormitory Authority, New York Library, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.170%, 09/02/09	14,460
10,490	New York State Dormitory Authority, Royal, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	10,490
	New York State Housing Finance Agency,
1,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	1,800
87,005	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	87,005
47,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 09/02/09	47,755
43,785	New York State Housing Finance Agency, 10 Liberty, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 09/02/09	43,785
8,000	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	8,000
12,500	New York State Housing Finance Agency, 125 West 31st Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	12,500
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 09/02/09	4,100
20,900	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.290%, 09/09/09	20,900
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.280%, 09/02/09	4,200
23,600	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.290%, 09/02/09	23,600
7,200	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.240%, 09/02/09	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	3,200
9,600	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.400%, 09/02/09	9,600
77,200	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 09/02/09	77,200
53,700	New York State Housing Finance Agency, 900 Eighth Ave., Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	53,700
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	5,900
9,250	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	9,250
45,900	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 09/02/09	45,900
39,000	New York State Housing Finance Agency, Housing East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/02/09	39,000
47,050	New York State Housing Finance Agency, North End, Series A, Rev., VRDO , FNMA, LIQ: FNMA, 0.150%, 09/02/09	47,050
22,895	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/02/09	22,895
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.320%, 09/02/09	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/02/09	11,300
23,240	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.250%, 09/02/09	23,240
13,250	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	13,250

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York State Housing Finance Agency, Victory Housing,
15,005	Series 2000-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/02/09	15,005
10,000	Series 2002-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/02/09	10,000
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	7,700
2,500	New York State Housing Finance Agency, West 38 Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	100
	New York State Housing Finance Agency, Worth Street,
5,500	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	5,500
25,000	New York State Urban Development Corp., Various State Facilities, Series AC3, Rev., VRDO, 0.300%, 09/02/09	25,000
	Triborough Bridge & Tunnel Authority,
505	Series A, Rev., VRDO, 0.550%, 09/02/09	505
1,045	Subseries B-3, Rev., VRDO, 0.270%, 09/02/09	1,045
85,190	Subseries B-4, Rev., VRDO, 0.400%, 09/02/09	85,190
10,000	Troy IDA, Rensselaer Polytechnic, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/03/09	10,000
		3,296,440
	North Carolina — 3.5%
27,460	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 0.330%, 09/03/09	27,460
8,360	Charlotte North Carolina, Equipment Acquisition Facilities, Series A, COP, 3.000%, 06/01/10	8,509
	Charlotte-Mecklenburg, Hospital Authority,
15,065	Series D, Rev., VRDO, 0.160%, 09/01/09	15,065
20,370	Series H, Rev., VRDO, LOC: Wachovia Bank N.A., 0.160%, 09/01/09	20,370
	Charlotte-Mecklenburg, Hospital Authority, Carolinas Healthcare,
9,725	Series B, Rev., VRDO, 0.200%, 09/01/09	9,725
11,600	Series C, Rev., VRDO, 0.130%, 09/01/09	11,600
28,280	City of Cary, Public Improvement, GO, VRDO, 0.200%, 09/02/09	28,280
30,560	City of Charlotte, Douglas International Airport, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.349%, 09/02/09	30,560
4,590	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.320%, 09/03/09	4,590
1,200	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 0.350%, 09/02/09	1,200
22,690	City of Greensboro, Enterprise Systems, Series B, Rev., VRDO, 0.350%, 09/02/09	22,690
69,100	City of Raleigh, Enterprise Systems, Series A, Rev., VRDO, 0.300%, 09/02/09	69,100
30,000	Mecklenburg County, Series D, GO, VRDO, 0.490%, 09/02/09	30,000
17,900	North Carolina Capital Facilities Finance Agency, Capital Facilities, Durham Academy, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	17,900
21,230	North Carolina Capital Facilities Finance Agency, Catawba College, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	21,230
48,000	North Carolina Capital Facilities Finance Agency, EAGLE, Series 2007-0016, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09	48,000
7,390	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	7,390
18,795	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	18,795
11,350	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	11,350
16,730	North Carolina Capital Facilities Finance Agency, YMCA of Greater Charlotte Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	16,730
7,060	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/02/09	7,060
4,280	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.500%, 09/02/09	4,280
	North Carolina Housing Finance Agency, Home Ownership,
11,585	Series 16-C, Rev., VRDO, AMT, LIQ: Bank of America N.A., 0.500%, 09/02/09	11,585

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — Continued
2,500	Series TR-18C, Rev., VRDO, LIQ: Bank of America N.A., 0.500%, 09/02/09	2,500
24,340	North Carolina Medical Care Commission, Baptist, Series B, Rev., VRDO, 0.220%, 09/02/09	24,340
87,550	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VRDO, 0.170%, 09/01/09	87,550
49,500	North Carolina Medical Care Commission, FirstHealth Carolinas Project , Rev., VRDO, 0.300%, 09/02/09	49,500
45,205	North Carolina Medical Care Commission, Hugh Chatham Memorial Hospital Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	45,205
1,700	North Carolina Medical Care Commission, Lincoln Health System Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/02/09	1,700
42,300	North Carolina Medical Care Commission, Moses Cone Health System, Series A, Rev., VRDO, 0.220%, 09/02/09	42,300
29,430	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Series A, Rev., VRDO, 0.280%, 09/02/09	29,430
5,000	North Carolina Medical Care Commission, Wake Forest University, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	5,000
35,000	North Carolina State Education Assistance Authority, Student Loan, Series A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.360%, 09/02/09	35,000
14,700	North Carolina State University at Raleigh, Series B, Rev., VRDO, 0.250%, 09/02/09	14,700
78,635	Raleigh Durham Airport Authority, Series B, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.380%, 09/02/09	78,635
	State of North Carolina, Public Improvement,
1,180	Series A, GO, 5.250%, 03/01/10	1,207
5,560	Series D, GO, VRDO, 0.350%, 09/02/09	5,560
18,185	University of North Carolina at Chapel Hill, Series C, Rev., VRDO, 0.200%, 09/02/09	18,185
19,800	University of North Carolina at Chapel Hill, EAGLE, Series 2006-0024, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09	19,800
	University of North Carolina at Chapel Hill, University Hospital,
41,235	Series A, Rev., VRDO, 0.170%, 09/01/09	41,235
6,490	Series A, Rev., VRDO, 0.200%, 09/03/09	6,490
28,230	Series A, Rev., VRDO, 0.320%, 09/03/09	28,230
11,540	Series B, Rev., VRDO, 0.140%, 09/01/09	11,540
		991,576
	North Dakota — 0.1%
12,185	City of Grand Forks, The United Hospital Obligation Group, Series A, Rev., VRDO, LOC: Lasalle National Bank N.A., 0.170%, 09/01/09	12,185
	North Dakota State Housing Finance Agency, Home Mortgage,
9,490	Series A, Rev., VRDO, 0.340%, 09/02/09	9,490
9,205	Series B, Rev., VRDO, 0.340%, 09/02/09	9,205
		30,880
	Ohio — 2.9%
19,700	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	19,700
220,800	American Municipal Power-Ohio, Inc., Hydroelectric Projects, Series A, Rev., BAN, 1.000%, 04/01/10	220,800
14,000	Columbus City School District, School Facilities Construction, Series B, GO, VRDO, BAN, 1.500%, 12/16/09	14,032
1,375	County of Cuyahoga, Health Care Facilities, Franciscan Communities, Series E, Rev., VRDO, LOC: Lasalle Bank N.A., 0.280%, 09/03/09	1,375
	County of Hamilton,
3,060	Series 2706, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	3,060
95,365	Series PT-507, Rev., VRDO, FSA, BHAC, 1.260%, 09/02/09	95,365
11,450	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	11,450
11,915	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	11,915
4,400	Franklin County, Holy Cross Health Systems, Rev., VRDO, 0.150%, 09/03/09	4,400
66,800	Franklin County, Ohio Health Facilities, Series A, Rev., VRDO, 0.290%, 09/02/09	66,800
29,130	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.320%, 09/02/09	29,130
9,675	Montgomery County, Catholic Health, Series B-1, Rev., VRDO, 0.200%, 09/02/09	9,675

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
9,280	Ohio Housing Finance Agency, Series 1422-R, Rev., VRDO, GNMA/FNMA, LIQ: Merrill Lynch Capital Services, 0.550%, 09/02/09	9,280
20,175	Ohio Housing Finance Agency, Mortgage-Backed Securities Program, Series M, Rev., VRDO, AMT, GNMA/FNMA, 0.350%, 09/02/09	20,175
23,470	Ohio Housing Finance Agency, Residential Mortgage Backed, Series F, Rev., VRDO, AMT, GNMA/FNMA, 0.350%, 09/02/09	23,470
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
18,500	Series A, Rev., VRDO, 0.190%, 09/01/09	18,500
900	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 09/01/09	900
3,500	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	3,500
35,000	Ohio State Higher Educational Facility Commission, Cleveland Clinic, Series B4, Rev., VRDO, 0.120%, 09/01/09	35,000
1,430	Ohio State Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.130%, 09/01/09	1,430
800	Ohio State Water Development Authority, First Energy Generation Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.130%, 09/01/09	800
23,350	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.400%, 09/02/09	23,350
35,355	Ohio State Water Development Authority, Pollution Control, First Energy Project, Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.310%, 09/03/09	35,355
130,025	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.850%, 09/02/09	130,025
25,520	State of Ohio Educational Facility, Series ROCS-RR-II-R-12304, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 1.240%, 09/03/09 (e)	25,520
1,800	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, 0.130%, 09/01/09	1,800
		816,807
	Oklahoma — 0.4%
	Oklahoma State Capital Improvement Authority, Higher Education,
30,000	Series D1, Rev., VRDO, 0.130%, 09/01/09	30,000
15,000	Series D3, Rev., VRDO, 0.130%, 09/01/09	15,000
30,000	Series D4, Rev., VRDO, 0.130%, 09/01/09	30,000
12,650	Oklahoma Turnpike Authority, Second Series, Series D, Rev., VRDO, 0.250%, 09/03/09	12,650
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.310%, 09/03/09	10,490
14,665	University Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	14,665
		112,805
	Oregon — 0.7%
13,700	Clackamas County Hospital Facility Authority, Legacy Health Systems, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 09/02/09	13,700
15,185	Oregon State Department of Transportation, Series 3081, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09 (e)	15,185
7,295	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.340%, 09/03/09	7,295
35,000	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series F, Rev., VRDO, AMT, 0.330%, 09/03/09	35,000
52,700	Port of Portland, Portland Bulk Terminal, Rev., VRDO, LOC: Canadian Imperial Bank, 0.350%, 09/02/09	52,700
7,800	Portland Housing Authority, Housing Authority Multi-Family, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, 0.450%, 09/02/09	7,800
	State of Oregon,
40,000	GO, TAN, 2.500%, 06/30/10	40,668
23,700	Series 73-F, GO, VRDO, 0.160%, 09/02/09	23,700
		196,048
	Other Territories — 4.1%
7,500	Austin Trust Various States, Series 2008-1091, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.540%, 09/03/09	7,500
	Deutsche Bank Spears/Lifers Trust Various States,
9,925	Series DB-292, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	9,925
8,445	Series DB-295, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	8,445
10,240	Series DB-325, GO, VRDO, FGIC, LIQ: Deutsche Bank A.G., 0.350%, 09/02/09	10,240

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Territories — Continued
12,825	Series DB-327, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	12,825
65,395	Series DB-331 , Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	65,395
21,230	Series DB-344, Rev., VRDO, NATL-RE, AMBAC, LIQ: Deutsche Bank A.G., 0.340%, 09/03/09	21,230
55,315	Series DB-638, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	55,315
18,215	Eagle Tax-Exempt Trust, Class A, Rev., VRDO, FHLMC, LIQ: Citibank N.A., 0.450%, 09/03/09 (e)	18,215
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
109,203	Series M017, Class A, Rev., VRDO, FHLMC, 0.390%, 09/03/09	109,203
19,326	Series M019, Class A, Rev., VRDO, FHLMC, 0.440%, 09/02/09	19,326
27,634	Series M020, Class A, Rev., VRDO, FHLMC, 0.440%, 09/02/09	27,634
18,100	Macon Trust Various States, Series 2007-324, Rev., VRDO, FSA-CR, LIQ: Bank of America N.A., 0.540%, 09/03/09	18,100
	Puttable Floating Option Tax-Exempt Receipts,
51,850	Series MT-389, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.770%, 09/02/09	51,850
38,620	Series PPT-0034, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 12/01/29	38,620
93,025	Series PT-1001, Class C, Rev., VAR, FHLMC, LIQ: FHLMC, 0.540%, 03/01/40	93,025
257,225	Series PT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 09/02/09	257,225
251,635	Series PT-1008, Class A, GO, VRDO, FHLMC, LIQ: FHLMC, 0.560%, 09/02/09	251,635
26,180	Series PT-4083, COP, VRDO, FSA, 0.660%, 09/02/09	26,180
31,900	Series PT-4278, Rev., VRDO, FSA, LIQ: Merrill Lynch Capital Services, 0.600%, 09/02/09	31,900
28,385	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, LIQ: FHLMC, 0.640%, 09/02/09	28,385
8,645	SunAmerica Trust, Various States, Series A, Class A-2, Rev., VRDO, FHLMC, LOC : FHLMC, LIQ: FHLMC, 0.640%, 09/03/09	8,645
		1,170,818
	Pennsylvania — 3.5%
	Allegheny County Higher Education Building Authority, Carnegie Mellon University,
39,240	Rev., VRDO, 0.150%, 09/01/09	39,240
43,800	Series C, Rev., VRDO, 0.150%, 09/01/09	43,800
21,084	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series B-1, Rev., VRDO, 0.540%, 09/03/09	21,084
3,455	Beaver County IDA, Firstenergy Generation, Rev., VRDO, LOC: Barclays Bank plc, 0.150%, 09/01/09	3,455
12,600	Beaver County IDA, Firstenergy Nuclear, Pollution Control, Rev., VRDO, LOC: Citibank N.A., 0.270%, 09/02/09	12,600
12,000	Berks County Municipal Authority, Reading Hospital and Medical Center, Series A-1, Rev., VRDO, 0.240%, 09/03/09	12,000
8,700	Bucks County IDA, Grand View Hospital, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.250%, 09/03/09	8,700
25,000	Dallastown Area School District, GO, VRDO, 2.040%, 10/01/09	25,138
37,210	Delaware County Authority, Crozer Chester Medical Center, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/03/09	37,210
19,130	Delaware County IDA, MERLOTS, Series F-02, Rev., VRDO, 0.270%, 09/02/09	19,130
16,390	Delaware Valley Regional Financial Authority, Municipal Securities Trust Receipts, Series SGC-20, Class A, Rev., VRDO, LIQ: Societe Generale, 0.330%, 09/03/09	16,390
11,700	Doylestown Hospital Authority, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.250%, 09/03/09	11,700
30,670	Eclipse Funding Trust, Solar Eclipse, Series 2006-0161, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.280%, 09/02/09	30,670
9,015	Lancaster County Hospital Authority, Health Systems, Lancaster General Hospital, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 09/01/09	9,015
19,200	Lancaster County Hospital Authority, Masonic Homes Project, Series B, Rev., VRDO , LOC: Wachovia Bank N.A., 0.200%, 09/01/09	19,200
28,270	Macon Trust Various States, Series 2007-321, Rev., VRDO, FSA, 0.540%, 09/03/09	28,270
49,780	Montgomery County, Series A, GO, VRDO, 0.150%, 09/01/09	49,780

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
80,760	Montgomery County IDA, PCR, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 10/01/30	80,760
21,780	Montgomery County IDA, PCR, Exelon Corp., Rev., VRDO, LOC: Wachovia Bank N.A., 0.250%, 12/01/29	21,780
	Montgomery County IDA, Philadelphia Presbyterian Homes,
30,735	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	30,735
9,700	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	9,700
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,710	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 09/03/09	4,710
1,900	Series T2, Rev., VRDO, LIQ: FNMA, 0.250%, 09/03/09	1,900
10,000	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 09/03/09	10,000
21,530	Pennsylvania Economic Development Financing Authority, MERLOTS, Series F01, Rev., VRDO, LOC: Wachovia Bank N.A., 0.270%, 09/02/09	21,530
1,995	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.340%, 09/02/09	1,995
2,500	Pennsylvania Higher Educational Facilities Authority, St. Joseph’s University, Series C, Rev., VRDO, LOC: PNC Bank N.A., 0.330%, 09/02/09	2,500
14,115	Pennsylvania Housing Finance Agency, MERLOTS, Series C-32, Rev., VRDO, 0.270%, 09/02/09	14,115
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
10,000	Series 82-C, Rev., VRDO, AMT, 0.310%, 09/02/09	10,000
13,500	Series 83-B, Rev., VRDO, AMT, 0.450%, 09/02/09	13,500
13,045	Series 85-B, Rev., VRDO, 0.450%, 09/02/09	13,045
17,000	Series 85-C, Rev., VRDO, 0.450%, 09/02/09	17,000
10,000	Series 90-C, Rev., VRDO, AMT, 0.450%, 09/02/09	10,000
26,100	Pennsylvania State Public School Building Authority, Series 1552, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	26,100
86,380	Pennsylvania State Public School Building Authority, EAGLE, Series 2006-0161, Class A, Rev., VRDO, FSA, LIQ: Citibank N.A., 0.790%, 09/03/09	86,380
1,400	Pennsylvania Turnpike Commission, Series B-3, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/03/09	1,400
10,500	Philadelphia Authority for Industrial Development, Regional Performing Arts Center Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.250%, 09/02/09	10,500
160,000	Philadelphia School District, GO, TAN, 2.500%, 06/30/10	162,340
30,000	RBC Municipal Products, Inc. Trust, Series C-5, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.390%, 09/02/09	30,000
14,000	State Public School Building Authority, Series 1479, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	14,000
14,175	Wells Fargo Stage Trust, Series 2008-1C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	14,175
		995,547
	Puerto Rico — 0.1%
24,105	Puerto Rico Electric Power Authority, Series ROCS-RR-II-R-10316CE, Rev., VRDO, LIQ: Citibank N.A., 0.560%, 09/03/09	24,105
	Rhode Island — 1.0%
	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University,
37,400	Series B, Rev., VRDO, 0.150%, 09/03/09	37,400
44,430	Series B, Rev., VRDO, 0.210%, 09/02/09	44,430
4,000	Rhode Island Health & Educational Building Corp., Hospital Financing, Newport Hospital, Rev., VRDO, LOC: Fleet National Bank, 0.330%, 09/02/09	4,000
2,145	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Fleet National Bank, 0.330%, 09/02/09	2,145
	Rhode Island Health & Educational Building Corp., Rhode Island School of Design,
11,400	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 09/02/09	11,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Rhode Island — Continued
6,650	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/02/09	6,650
14,260	Rhode Island Health & Educational Building Corp., St. George’s School, Rev., VRDO, LIQ: Bank of America N.A., 0.330%, 09/02/09	14,260
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.320%, 09/02/09	7,000
19,900	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.320%, 09/02/09	19,900
135,000	State of Rhode Island, Plantations, GO, TAN, 2.500%, 06/30/10	137,201
		284,386
	South Carolina — 0.8%
41,100	Charleston County School District Development Corp., GO, SCSDE, 2.000%, 04/01/10	41,474
3,000	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.620%, 09/02/09	3,000
17,760	City of Charleston, Capital Improvements, Series B, Rev., VRDO, 0.330%, 09/03/09	17,760
16,370	Clarendon Hospital District, Health Care Facilities, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.330%, 09/03/09	16,370
14,790	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.290%, 09/03/09	14,790
19,700	Greenville Hospital System Board, Series D, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	19,700
31,820	Patriots Energy Group, Rev., VRDO, LOC: Wachovia Bank N.A., 0.300%, 09/03/09	31,820
60,000	Piedmont Municipal Power Agency, Series E, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	60,000
900	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 0.380%, 09/02/09	900
300	South Carolina Jobs & EDA, Concept Packaging Group Project, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 09/03/09	300
18,000	South Carolina Jobs & EDA, CPF Properties II LLC Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.330%, 09/02/09	18,000
2,055	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: Bank of America N.A., 0.380%, 09/02/09	2,055
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VRDO, LOC: Bank of New York, 0.650%, 09/02/09	4,600
4,150	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/02/09	4,150
460	South Carolina Jobs & EDA, Valley Proteins, Inc. Project, Rev., VRDO, LOC : U.S. Bank N.A., 0.580%, 09/03/09	460
		235,379
	South Dakota — 0.2%
13,000	South Dakota Health & Educational Facilities Authority, Regional Health, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 09/01/09	13,000
	South Dakota Housing Development Authority, Home Ownership Mortgage,
9,500	Series C, Rev., VRDO, AMT, 0.360%, 09/02/09	9,500
19,200	Series C-1, Rev., VRDO, 0.370%, 09/02/09	19,200
5,000	Series F, Rev., VRDO, 0.450%, 09/02/09	5,000
5,000	Series G, Rev., VRDO, 0.340%, 09/02/09	5,000
14,940	Series H, Rev., 2.500%, 01/04/10	15,008
		66,708
	Tennessee — 1.3%
	Blount County Public Building Authority, Local Government Public Improvement,
20,165	Series E-3-B, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	20,165
14,495	Series E-3-C, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	14,495
2,900	Series E-3-D, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	2,900
9,485	Series E-3-E, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	9,485
10,100	Series E-4-A, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	10,100
19,110	Chattanooga Health Educational & Housing Facility Board, Catholic Health, Series C, Rev., VRDO, 0.170%, 09/02/09	19,110
10,365	Chattanooga Health Educational & Housing Facility Board, Hospital Siskin Rehabilitation Project, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	10,365
24,700	City of Memphis, GO, BAN, 2.000%, 05/18/10	24,956
11,230	Clarksville Public Building Authority, Metropolitan Nashville & Davidson, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	11,230

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — Continued
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Board,
20,150	Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	20,150
3,375	Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	3,375
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/03/09	3,000
14,475	Memphis Health Educational & Housing Facility Board, Multi-Family Housing, Watergrove Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.330%, 09/03/09	14,475
38,250	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Ascension Health, Rev., VAR, 0.540%, 09/03/09	38,250
	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University,
6,700	Series A, Rev., VRDO, 0.200%, 09/03/09	6,700
20,000	Series A-2, Rev., VRDO, 0.160%, 09/02/09	20,000
13,425	Series B, Rev., VRDO, 0.150%, 09/03/09	13,425
14,150	Metropolitan Government Nashville & Davidson County, IDA, YMCA Project, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	14,150
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
50,735	Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	50,735
7,660	Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	7,660
	Sevier County Public Building Authority,
15,550	Series A-1, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	15,550
10,015	Series A-2, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	10,015
10,095	Series A-3, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	10,095
7,140	Series E-1, Rev., VRDO, LOC: KBC Bank N.V., 0.500%, 09/02/09	7,140
4,720	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Bank of America N.A., 0.340%, 09/03/09	4,720
		362,246
	Texas — 8.7%
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	9,100
1,200	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.360%, 09/02/09	1,200
61,660	Capital Area Cultural Education Facilities Finance Corp., Roman Catholic Diocese, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	61,660
16,905	City of Austin, Series PZ-157, Rev., VRDO, FSA, LIQ: Wells Fargo Bank N.A., 0.550%, 09/02/09	16,905
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VRDO, FSA, LIQ: Societe Generale, 0.340%, 09/03/09	17,500
	City of Houston, First Lien,
25,000	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	25,000
6,000	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	6,000
64,895	City of Houston, MERLOTS, Series B17, Rev., VRDO, NATL-RE, 0.270%, 09/02/09 (e)	64,895
	City of San Antonio, Electric & Gas,
24,200	Series SG-104, Rev., VRDO, LIQ: Societe Generale, 0.400%, 09/02/09	24,200
4,195	Series SG-105, Rev., VRDO, LOC: Societe Generale, 0.400%, 09/02/09 (p)	4,195
11,000	City of San Antonio, Electric & Gas Systems, Junior Lien, Rev., VRDO, 0.350%, 09/02/09	11,000
	City of San Antonio, Water Revenue,
12,500	Series 1237, Rev., VRDO, NATL-RE, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	12,500
6,435	Series SG-159, Rev., VRDO, FSA, 0.340%, 09/03/09	6,435
8,719	Collin County Housing Finance Corp., Multi-Family Housing, Preston Bends Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 09/02/09	8,719
17,345	Crawford Educational Facilities Corp., Concordia University, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	17,345
19,040	Crawford Educational Facilities Corp., Southwestern University Project, Series B, Rev., VRDO, 0.300%, 09/02/09	19,040

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
14,480	Cypress-Fairbanks Independent School District, Series PZ-203, GO, VRDO, NATL-RE, PSF-GTD, LIQ: Wells Fargo Bank N.A., 0.550%, 09/02/09	14,480
12,400	Dallas Performing Arts Cultural Facilities Corp., Dallas Center Foundation Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	12,400
6,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series PT-3875, Rev., VRDO, AGC-ICC, NATL-RE, LIQ: Merrill Lynch Capital Services, 0.800%, 09/02/09	6,000
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.380%, 09/03/09	5,000
	Deutsche Bank Spears/Lifers Trust Various States,
25,040	Series DB-456, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	25,040
9,800	Series DB-515, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.340%, 09/03/09	9,800
35,660	Dexia Credit Local Certificates Trust, Series 2008-062, GO, VRDO, PSF-GTD, LIQ: Dexia Credit Local, 1.200%, 09/03/09	35,660
26,620	Eclipse Funding Trust, Solar Eclipse, Browns, Series 2006-0068, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.280%, 09/02/09	26,620
10,910	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032 , GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	10,910
	Eclipse Funding Trust, Solar Eclipse, Houston,
26,360	Series 2006-0070, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.280%, 09/02/09	26,360
15,950	Series 2007-0033, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	15,950
5,600	Eclipse Funding Trust, Solar Eclipse, North, Series 2006-0058, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	5,600
10,235	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	10,235
12,070	El Paso Independent School District, MERLOTS, Series K02, GO, VRDO, PSF-GTD, 0.270%, 09/02/09	12,070
24,519	Garland Health Facilities Development Corp., Chambrel Club Hill, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	24,519
41,190	Gulf Coast Waste Disposal Authority, Exxon Project, Rev., VRDO, 0.080%, 09/01/09	41,190
5,000	Harlandale Independent School District, Municipal Securities Trust Receipts, Series SGA-100, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.430%, 09/02/09	5,000
35,000	Harris County Cultural Education Facilities Finance Corp., Hermann Memorial Hospital, Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.240%, 09/03/09	35,000
33,000	Harris County Health Facilities Development Corp., Baylor, Series A2, Rev., VRDO, AMBAC, LOC: Bank of America N.A., 0.130%, 09/01/09	33,000
29,245	Houston Higher Education Finance Corp., Floating Rate Receipts, Series SG-139, Rev., VRDO, 0.400%, 09/02/09	29,245
11,995	Houston Higher Education Finance Corp., Rice University Project, Series A, Rev., VRDO, 0.120%, 09/01/09	11,995
25,000	Houston Texas Apartment System, Sub Lien, Series B, Rev., FSA, 5.700%, 07/01/10 (p)	26,095
78,900	Katy Independent School District, CHS Building, Series C, GO, VRDO, PSF-GTD, 0.250%, 09/03/09	78,900
20,555	Lamar Consolidated Independent School District, Schoolhouse, GO, VRDO, PSF-GTD, 1.850%, 09/08/09	20,555
17,000	Lewisville Independent School District, Municipal Securities Trust Receipts, Series SGA-134, GO, VRDO, LIQ: Societe Generale, 0.400%, 09/02/09 (e)	17,000
2,000	Lower Neches Valley Authority Industrial Development Corp., Mobil Oil Refining Corp. Project, Rev., VRDO, 0.100%, 09/01/09	2,000
24,610	Lower Neches Valley Authority, Chevron USA, Inc. Project, Rev., VRDO, 0.480%, 02/16/10	24,610
27,800	Lubbock Health Facilities Development Corp., St. Joseph Health Systems, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.190%, 09/01/09	27,800
20,710	Lufkin Health Facilities Development Corp., Memorial Health System East Texas, Rev., VRDO, LOC: Wachovia Bank N.A., 0.150%, 09/01/09	20,710
24,500	Mansfield Independent School District, MERLOTS, Series B11, GO, VRDO, PSF-GTD, 0.270%, 09/02/09	24,500
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.430%, 09/02/09 (e)	5,455

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
5,290	Mission Consolidated Independent School District, Municipal Securities Trust Receipts, Series SGA-105, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.400%, 09/02/09	5,290
17,050	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.340%, 09/03/09	17,050
20,000	North East Independent School District, Floater Certificates, Series SG-143, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.340%, 09/03/09	20,000
54,360	North Texas Health Facility Development Corp., Baylor Health Care System Project, Series C, Rev., VRDO, FSA, 0.280%, 09/02/09	54,360
10,000	North Texas Higher Education Authority, Series A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.450%, 09/02/09	10,000
36,280	North Texas Tollway Authority, Series 2903, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	36,280
17,425	Pasadena Independent School District, Series A, GO, VRDO, PSF-GTD, 0.250%, 09/03/09	17,425
11,735	Pharr San Juan Alamo Independent School District, Municipal Securities Trust Receipts, Series SGA-101, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.430%, 09/02/09	11,735
17,800	Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.340%, 09/02/09	17,800
10,455	Socorro Independent School District, MERLOTS, Series K01, GO, VRDO, PSF-GTD, 0.270%, 09/02/09	10,455
9,300	Southeast Texas Housing Finance Corp., Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.370%, 09/02/09	9,300
10,300	Southwest Higher Education Authority, Southern Methodist University, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.150%, 09/01/09	10,300
295,000	State of Texas, TRAN, 2.500%, 08/31/10	300,998
	State of Texas, College Student Loan,
57,630	Rev., VRDO, 0.380%, 09/02/09	57,630
	State of Texas, Veterans Housing Assistance Fund,
7,295	Series A, GO, VRDO, 0.340%, 09/02/09	7,295
19,500	Series A, GO, VRDO, LIQ: Dexia Credit Local, 0.650%, 09/02/09	19,500
7,100	Series A-1, GO, VRDO, LIQ: Texas State Treasurer, 0.330%, 09/02/09	7,100
18,205	Series II-B, GO, VRDO, VA GTD, 0.380%, 09/02/09	18,205
15,815	State of Texas, Veterans Land, GO, VRDO, 0.450%, 09/02/09	15,815
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.310%, 09/02/09	8,700
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/03/09	5,000
9,950	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading, Senior, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.370%, 09/03/09	9,950
1,030	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.390%, 09/02/09	1,030
	Texas Municipal Gas Acquisition & Supply Corp. I,
173,040	Series 2847, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	173,040
314,500	Series 2848, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	314,500
63,000	Series 2849, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	63,000
18,125	Series MT-365, Rev., VRDO, 1.350%, 09/02/09	18,125
85,000	Texas Municipal Power Agency, 0.420%, 10/05/09	85,000
12,480	Texas State Turnpike Authority, Series ROCS-RR-II-R-12293, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.470%, 09/03/09 (e)	12,480
23,650	Tyler Health Facilities Development Corp., Mother Frances Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	23,650
	University of Texas,
115,500	Series A, Rev., VRDO, 0.160%, 09/02/09	115,500
14,370	Series A, Rev., VRDO, 0.170%, 09/03/09	14,370
	University of Texas, Financing System,
20,710	Series B, Rev., VRDO, LIQ: University of Texas System Board Regulations, 0.140%, 09/02/09	20,710
4,690	Series B, Rev., VRDO, LIQ: University of Texas System Board Regulations, 0.160%, 09/02/09	4,690

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
9,705	Waco Health Facilities Development Corp., Series 2919, Rev., VRDO, NATL-RE, FHA, LIQ: Morgan Stanley Municipal Funding, 0.360%, 09/03/09	9,705
		2,475,381
	Utah — 1.1%
	Central Utah Water Conservancy District,
49,700	Series A, Rev., VRDO, 0.400%, 09/02/09	49,700
13,400	Series B, GO, VRDO, 0.400%, 09/02/09	13,400
32,470	Central Utah Water Conservancy District, Limited Tax, Series B, GO, VRDO, LIQ: Helaba, 0.400%, 09/02/09	32,470
6,000	County of Weber, IHC Health Care Services, Series A, Rev., VRDO, 0.180%, 09/01/09	6,000
9,695	Eagle Tax-Exempt Trust, Rev., VRDO, LIQ: Citibank N.A., 0.390%, 09/03/09 (e)	9,695
25,000	Emery County, Pacific Corp., Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.300%, 09/02/09	25,000
10,080	Park City, U.S. Ski & Snowboard Association, Series U, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 09/02/09	10,080
11,810	Salt Lake City, Valley Mental Health Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 09/02/09	11,810
	Utah Housing Corp., Single Family Mortgage,
11,560	Series 2, Rev., VRDO, 0.450%, 09/02/09	11,560
5,970	Series A, Rev., VRDO, 0.550%, 09/02/09	5,970
14,000	Series A, Class I, Rev., VRDO, LIQ: Barclays Bank plc, 0.250%, 09/02/09	14,000
16,000	Series B, Class I, Rev., VRDO, LIQ: Barclays Bank plc, 0.250%, 09/02/09	16,000
13,090	Series E, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	13,090
6,855	Series E-1, Class I, Rev., VRDO, 0.400%, 09/02/09	6,855
6,560	Series F, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 3.400%, 09/02/09	6,560
13,490	Series I, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	13,490
	Utah Housing Finance Agency, Single Family Mortgage,
3,800	Series C-1, Class I, Rev., VRDO, 0.400%, 09/02/09	3,800
7,495	Series D-1, Rev., VRDO, AMT, 0.550%, 09/02/09	7,495
7,705	Series E-1, Rev., VRDO, AMT, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	7,705
6,820	Series F-2, Class I, Rev., VRDO, 0.550%, 09/02/09	6,820
11,250	Utah Transit Authority, Series 3006, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09 (e)	11,250
14,115	Washington County-St. George Interlocal Agency, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	14,115
		296,865
	Vermont — 0.5%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.440%, 09/03/09	15,475
30,000	Vermont Educational & Health Buildings Financing Agency, Middlebury College Project, Rev., VRDO, 0.130%, 09/03/09	30,000
100,000	Vermont Student Assistance Corp., Series C-2, Rev., VRDO, LOC: Lloyds Bank, 0.390%, 09/03/09	100,000
		145,475
	Virginia — 1.0%
6,670	City of Alexandria IDA, Pooled Loan Program , Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	6,670
25,100	Fairfax County EDA, The Lorton Arts Foundation Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	25,100
6,900	Hanover County EDA, Bon Secours Health System Inc., Series D-2, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 09/02/09	6,900
7,800	Harrisonburg Redevelopment & Housing Authority, Stoney Ridge/Dale First, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.220%, 09/02/09	7,800
9,000	James City County IDA, Housing Chambrel Project , Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	9,000
16,595	Lexington IDA, MERLOTS, Series E01, Rev., VRDO, 0.270%, 09/02/09	16,595
	Loudoun County IDA, Howard Hughes Medical,
31,405	Series C, Rev., VRDO, 0.220%, 09/02/09	31,405
51,755	Series D, Rev., VRDO, 0.220%, 09/02/09	51,755
49,980	Series F, Rev., VRDO, 0.200%, 09/02/09	49,980
31,560	Montgomery County IDA, Virginia Tech Foundation, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 09/01/09	31,560

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Virginia — Continued
4,800	Norfolk EDA, Bon Secours Health System Inc., Series D-2, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/02/09	4,800
25,000	Norfolk EDA, Sentara Healthcare, Series B, Rev., VRDO, 0.700%, 05/15/10	25,000
10,230	Virginia Small Business Financing Authority, Virginia State University Real Estate, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	10,230
		276,795
	Washington — 1.6%
19,885	City of Seattle, Drain & Wastewater Utilities, Municipal Securities Trust Receipts, Series SG-135, Rev., VRDO, NATL-RE, LIQ: Societe Generale, 0.400%, 09/02/09	19,885
13,200	City of Seattle, Municipal Light & Power, Municipal Securities Trust Receipts, Series SGA-96, Rev., VRDO, NATL-RE, LIQ: Societe Generale, 0.180%, 09/01/09	13,200
4,000	City of Seattle, Municipal Securities Trust Receipts, Series SGA-142, GO, VRDO, LIQ: Societe Generale, 0.430%, 09/02/09	4,000
24,700	Clark County Public Utility District No 1, Series SGA-118, Rev., VRDO, FSA, LIQ: Societe Generale, 0.180%, 09/01/09	24,700
33,500	County of King, Series A, GO, VRDO, 0.230%, 09/02/09	33,500
8,915	Eagle Tax-Exempt Trust, Series 2009-0049, Class A, Rev., VRDO, FSA-CR, NATL-RE, LIQ: Citibank N.A., 0.390%, 09/03/09 (e)	8,915
11,295	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0063, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.280%, 09/02/09 (e)	11,295
10,850	Eclipse Funding Trust, Solar Eclipse, Washington, Series 2006-0009 , GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.260%, 09/03/09	10,850
8,680	Puttable Floating Option Tax-Exempt Receipts, Series PT-4185, Rev., VRDO, FSA-CR, AMBAC, 0.600%, 09/02/09	8,680
825	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.370%, 09/03/09	825
10,900	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VRDO, LOC: Bank of America N.T & S.A, 0.350%, 09/02/09	10,900
15,000	Snohomish County Public Utility District No. 1, Municipal Securities Trust Receipts, Series SGA-124, Rev., VRDO, FSA, LIQ: Societe Generale, 0.180%, 09/01/09	15,000
35,800	State of Washington, Series VR-96A, GO, VRDO, 0.160%, 09/02/09	35,800
	State of Washington, MERLOTS,
28,995	Series B-22, GO, VRDO, FGIC, MBIA, 0.270%, 09/02/09	28,995
21,620	Series B-22, GO, VRDO, FSA, 0.270%, 09/02/09	21,620
33,160	Series B-23, GO, VRDO, NATL-RE, 0.270%, 09/02/09	33,160
5,000	Washington Economic Development Finance Authority, Novelty Hill Properties LLC, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.500%, 09/02/09	5,000
6,975	Washington Health Care Facilities Authority, Southwest Washington Medical Center, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/02/09	6,975
12,000	Washington Health Care Facilities Authority, Swedish Health Services, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 09/02/09	12,000
11,845	Washington State Housing Finance Commission, Series PA-1430-R, Rev., VRDO, GNMA/FNMA/FHLMC, 0.550%, 09/02/09	11,845
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.340%, 09/03/09	2,545
285	Washington State Housing Finance Commission, Multi-Family Housing, JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.280%, 09/01/09	285
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/03/09	13,600
29,240	Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens, Kirkland, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.370%, 09/03/09	29,240
10,700	Washington State Housing Finance Commission, Seattle Country Day School, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/02/09	10,700
2,720	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	2,720

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
25,000	Washington State Housing Finance Commission, YMCA Greater Seattle, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/03/09	25,000
15,485	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 09/01/09	15,485
	Wells Fargo Stage Trust,
20,735	Series 2007-1C, Rev., VRDO, FSA, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	20,735
14,520	Series 2008-5C, Rev., VRDO, FSA, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	14,520
		451,975
	West Virginia — 0.1%
19,450	Eclipse Funding Trust, Solar Eclipse, West Virginia, Series 2006-0132, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.290%, 09/03/09	19,450
	Wisconsin — 2.9%
	City of Milwaukee,
73,000	RAN, 2.000%, 06/30/10 (w)	73,887
15,000	RAN, 2.500%, 06/30/10 (w)	15,241
	Puttable Floating Option Tax-Exempt Receipts,
80,000	Series MT-628, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.770%, 09/02/09 (e)	80,000
100,000	Series MT-630, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.770%, 09/02/09 (e)	100,000
33,500	Racine Unified School District, GO, TRAN, 2.000%, 07/12/10	33,898
280,000	State of Wisconsin, Rev., 2.500%, 06/15/10	284,433
16,000	University Hospitals & Clinics Authority, Rev., FSA, 6.200%, 04/01/10 (p)	16,679
24,715	Wisconsin Health & Educational Facilities Authority, Series PT-761, Rev., VRDO, NATL-RE, 0.770%, 09/02/09	24,715
27,000	Wisconsin Health & Educational Facilities Authority, Ascension Health, Series D, Rev., VRDO, 0.600%, 03/15/10	27,000
100,000	Wisconsin Health & Educational Facilities Authority, Childrens Hospital, Series B, Rev., VAR, 0.540%, 09/03/09	100,000
15,000	Wisconsin Health & Educational Facilities Authority, Foedtert & Community Health, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.270%, 09/02/09	15,000
25,650	Wisconsin Health & Educational Facilities Authority, Hospital Sister’s Services, Inc., Series B-1, Rev., VRDO, FSA, 0.310%, 09/02/09	25,650
9,600	Wisconsin Health & Educational Facilities Authority, Medical College, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.240%, 09/02/09	9,600
	Wisconsin Housing & EDA,
17,000	Series A, Rev., VRDO, 0.360%, 09/02/09	17,000
2,985	Series E, Rev., VRDO, 0.420%, 09/02/09	2,985
		826,088
	Wyoming — 0.2%
21,565	Kemmerer, PCR, Exxon Project, Rev., VRDO, 0.080%, 09/01/09	21,565
10,600	Platte County, PCR, Series A, Rev., VRDO, LOC: National Rural Utility Financing, 1.150%, 09/01/09	10,600
3,565	Unita County, PCR, Chevron USA, Inc. Project, Rev., VRDO, 0.130%, 09/01/09	3,565
4,955	Wyoming Community Development Authority, Series PA-1452-R, Rev., VRDO, 0.550%, 09/02/09	4,955
		40,685
	Total Municipal Bonds (Cost $27,661,407)	27,661,407
Municipal Commercial Paper — 3.2%
	Arizona — 0.1%
20,000	Phoenix Civic Improvement Corp., 0.430%, 10/01/09	20,000
	California — 0.3%
	California Statewide Communities Development Authority,
30,000	0.450%, 09/02/09	30,000
45,000	0.450%, 12/09/09	45,000
		75,000
	Florida — 0.5%
77,770	Florida Local Government Finance Commission, Series A, 0.450%, 10/08/09	77,770
48,300	Palm Beach County, 0.400%, 10/08/09	48,300
24,000	Pinellas County Educational Facilities Authority, Series 1985, 0.410%, 10/01/09	24,000
		150,070

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Commercial Paper — Continued
	Maryland — 0.4%
35,000	Baltimore County, 0.400%, 10/02/09	35,000
	Maryland Health & Higher Educational Facilities Authority,
25,000	Series B, 0.400%, 10/26/09	25,000
21,500	Series E, 0.400%, 10/06/09	21,500
21,500	Series E, 0.400%, 10/26/09	21,500
21,500	Series F, 0.400%, 10/06/09	21,500
		124,500
	Massachusetts — 0.2%
25,761	Massachusetts Development Finance Agency, Series 2, 0.400%, 10/01/09	25,761
45,600	Massachusetts Water Resources Authority, 0.450%, 10/01/09	45,600
		71,361
	Minnesota — 0.1%
35,500	City of Rochester, 0.400%, 10/07/09	35,500
	Nevada — 0.1%
17,500	Truckee Meadows Water Authority, 0.350%, 09/01/09	17,500
	Ohio — 0.1%
16,800	County of Cuyahoga, 0.400%, 10/05/09	16,800
	Tennessee — 0.0%
10,000	State of Tennessee, 0.400%, 09/08/09	10,000
	Texas — 1.0%
35,000	Bexar Metropolitan Water Distribution, 0.450%, 11/02/09	35,000
	Texas Municipal Power Agency,
35,000	0.420%, 09/01/09	35,000
94,200	0.420%, 10/13/09	94,200
	University of Texas,
50,000	0.420%, 01/06/10	50,000
29,500	0.420%, 01/12/10	29,500
33,875	0.420%, 02/01/10	33,875
		277,575
	Virginia — 0.1%
35,540	Stafford County & Staunton IDA, 0.410%, 09/14/09	35,540
	Washington — 0.1%
22,765	Port of Seattle Washington, 0.400%, 09/09/09	22,765
	Wisconsin — 0.2%
45,000	Wisconsin Health & Educational Facilities Authority, 0.350%, 09/01/09	45,000
	Total Municipal Commercial Paper (Cost $901,611)	901,611
	Repurchase Agreement — 0.2%
45,986	Barclays Capital, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $45,986, collateralized by U.S. Treasury Securities with a value of $46,906 (m) (Cost $45,986)	45,986
	Total Investments — 101.0% (Cost $28,609,004)*	28,609,004
	Liabilities in Excess of Other Assets — (1.0)%	(274,677)
	NET ASSETS — 100.0%	$28,334,327

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   61

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 3.8% (n)
	Florida — 2.4%
64,000	Hillsborough County, 0.700%, 09/24/09	64,000
21,200	Indian River County Housing, 0.450%, 09/10/09	21,200
		85,200
	Indiana — 0.9%
34,000	Indiana Development Finance Authority,
	0.450%, 09/10/09	34,000
	Michigan — 0.5%
19,000	Michigan State Housing Development Authority, 0.500%, 10/26/09	19,000
	Total Commercial Paper (Cost $138,200)	138,200
Daily Demand Notes — 24.0%
	California — 5.9%
	California Housing Finance Agency, Home Mortgage,
23,900	Series D, Rev., VRDO, AMT, 1.900%, 09/01/09	23,900
58,600	Series H, Rev., VRDO, AMT, 2.580%, 09/01/09	58,600
	California Housing Finance Agency, Multi-Family Housing,
31,700	Series B, Rev., VRDO, AMT, 1.900%, 09/01/09	31,700
28,275	Series C, Rev., VRDO, AMT, 1.900%, 09/01/09	28,275
5,600	California Pollution Control Financing Authority, Air Products, Remarket, Series B, Rev., VRDO, 0.200%, 09/01/09	5,600
17,500	California Pollution Control Financing Authority, Atlantic Richfield Co. Project, Series A, Rev., VRDO, 0.140%, 09/01/09	17,500
47,950	Irvine Ranch Water District, Series A, GO, VRDO, LOC: Landesbank Baden-Wurttemberg, 0.140%, 09/01/09	47,950
		213,525
	Delaware — 1.5%
55,300	Delaware State Economic Development Authority, Clean Power Project, Series C, Rev., VRDO, 0.220%, 09/01/09	55,300
	Florida — 0.3%
11,500	Collier County Educational Facilities Authority, Limited Obligation, Ave Maria University, Rev., VRDO, LOC: Comerica Bank, 0.350%, 09/01/09	11,500
	Georgia — 0.4%
16,310	Burke County Development Authority, Rev., VRDO, 0.140%, 09/02/09	16,310
	Idaho — 0.5%
16,505	Idaho Health Facilities Authority, St. Luke’s Regional Medical Center, Rev., VRDO, FSA, 0.190%, 09/01/09	16,505
	Indiana — 2.4%
	City of Whiting, Environmental Facilities, BP Products North America,
15,000	Rev., VRDO, 0.120%, 09/01/09	15,000
20,600	Series C, Rev., VRDO, 0.120%, 09/01/09	20,600
	Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport Project,
20,000	Series C-2, Rev., VRDO, FSA, LIQ: Dexia Credit Local, 0.350%, 09/01/09	20,000
30,000	Series C-7, Rev., VRDO, FSA, 0.500%, 09/01/09	30,000
		85,600
	Kentucky — 0.1%
3,765	Kentucky Public Energy Authority, Series A, Rev., VRDO, 0.130%, 09/01/09	3,765
	Louisiana — 0.7%
	Louisiana Public Facilities Authority, Air Products & Chemical Project,
15,700	Series A, Rev., VRDO, 0.320%, 09/01/09	15,700
10,000	Series C, Rev., VRDO, 0.150%, 09/01/09	10,000
		25,700
	Massachusetts — 0.6%
6,100	Massachusetts Health & Educational Facilities Authority, Capital Asset Program, Series E, Rev., VRDO, LOC: Fleet National Bank, 0.140%, 09/01/09	6,100
16,315	Massachusetts Water Resources Authority, Multimodal, Subseries D, Rev., VRDO, LOC: Landesbank Baden-Wurttemberg, 0.120%, 09/01/09	16,315
		22,415
	Michigan — 0.9%
1,165	Michigan State Hospital Finance Authority, Crittenton Hospital, Series A, Rev., VRDO, LOC: Comerica Bank, 0.350%, 09/01/09	1,165
3,910	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: Federal Home Loan Bank, 0.400%, 09/01/09	3,910
5,000	Michigan State University, Series A, Rev., VRDO, 0.100%, 09/01/09	5,000
13,390	Michigan Strategic Fund, Air Products & Chemicals, Inc., Rev., VRDO, 0.320%, 09/01/09	13,390

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Michigan — Continued
100	University of Michigan, Series A, Rev., VRDO, 0.100%, 09/01/09	100
	University of Michigan, Hospital,
1,950	Series A, Rev., VRDO, 0.180%, 09/01/09	1,950
500	Series A, Rev., VRDO, 0.180%, 09/01/09	500
5,400	Series A-2, Rev., VRDO, 0.180%, 09/01/09	5,400
1,960	University of Michigan, Medical Services Plan, Series A-1, Rev., VRDO, 0.180%, 09/01/09	1,960
		33,375
	Mississippi — 0.7%
25,000	Mississippi Business Finance Commission, Chevron USA, Inc. Project, Series A, Rev., VRDO, 0.120%, 09/01/09	25,000
	Nevada — 0.2%
7,745	City of Reno, Sales Tax Revenue, Reno Project, Senior Lien, Rev., VRDO, LOC: Bank of New York, 0.120%, 09/01/09	7,745
	New York — 3.7%
	New York City,
10,400	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.120%, 09/01/09	10,400
11,190	Subseries L-5, GO, VRDO, 0.240%, 09/01/09	11,190
9,915	New York City Housing Development Corp., Multi-Family Housing, Series E-2, Rev, VRDO, AMT, LIQ: Dexia Credit Local, 0.200%, 09/01/09	9,915
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
900	Series BB-1, Rev., VRDO, 0.160%, 09/01/09	900
14,300	Series CC-1, Rev., VRDO, 0.120%, 09/01/09	14,300
	New York City, Fiscal 2008,
28,685	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 09/01/09	28,685
36,870	Subseries J-8, GO, VRDO, LOC: Landesbank Baden-Wurttemberg, 0.220%, 09/01/09	36,870
	New York Mortgage Agency,
14,000	Series 142, Rev, VRDO, AMT, 0.310%, 09/01/09	14,000
8,500	Series 144, Rev, VRDO, AMT, 0.220%, 09/01/09	8,500
1,600	Port Authority of New York & New Jersey, Versatile-Structure Obligation, Series 1R, Rev., VRDO, 0.220%, 09/01/09	1,600
		136,360
	North Carolina — 0.6%
19,665	Mecklenburg County, Series A, COP, VRDO, 0.200%, 09/01/09	19,665
	Ohio — 1.6%
7,550	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	7,550
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
15,185	Series A, Rev., VRDO, 0.190%, 09/01/09	15,185
200	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 09/01/09	200
7,100	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	7,100
	Ohio State Solid Waste, BP Exploration & Oil Project,
2,100	Rev., VRDO, 0.130%, 09/01/09	2,100
2,100	Ohio State Water Development Authority, First Energy Generation Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.130%, 09/01/09	2,100
1,200	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.200%, 09/01/09	1,200
6,100	State of Ohio, Solid Waste, BP Chemical, Inc. Project, Rev., VRDO, 0.130%, 09/01/09	6,100
	State of Ohio, Solid Waste, BP Products North America,
17,200	Rev., VRDO, 0.130%, 09/01/09	17,200
		58,735
	Oklahoma — 0.4%
15,000	Oklahoma State Capital Improvement Authority, Higher Education, Series D2, Rev., VRDO, 0.130%, 09/01/09	15,000
	Rhode Island — 0.1%
2,230	Providence Housing Authority, Multi-Family Housing, Cathedral Square, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/01/09	2,230
	Tennessee — 0.9%
34,000	Montgomery County Public Building Authority, Tennessee County Loan Pool, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	34,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Texas — 1.5%
8,000	Brazos River Harbor Navigation District, Merey Sweeny LP Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 09/01/09	8,000
20,000	Harris County Health Facilities Development Corp., Methodist Hospital System, Series A-2, Rev., VRDO, 0.120%, 09/01/09	20,000
8,000	San Gabriel Industrial Development Corp., Rev., VRDO, LOC: Comerica Bank, 0.350%, 09/01/09	8,000
10,000	Schertz-Seguin Local Government Corp., Series SG-151, Rev., VRDO, FSA, LIQ: Societe Generale, 0.220%, 09/01/09	10,000
10,100	Southwest Higher Education Authority, Southern Methodist University, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.150%, 09/01/09	10,100
		56,100
	Virginia — 1.0%
8,100	Peninsula Ports Authority, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 09/01/09	8,100
29,700	Virginia College Building Authority, University of Richmond Project, Rev., VRDO, 0.200%, 09/01/09	29,700
		37,800
	Total Daily Demand Notes (Cost $876,630)	876,630
Municipal Bonds — 13.0%
	California — 0.3%
10,000	San Francisco City & County Airports Commission, Series B, Rev., VAR, AMT, 3.000%, 12/01/09	10,037
	Connecticut — 0.6%
7,500	City of Hartford, Series A, GO, BAN, 3.000%, 04/15/10	7,571
12,970	City of New Britain, GO, BAN, 3.000%, 03/30/10	13,095
		20,666
	Florida — 0.7%
24,350	Jacksonville Health Facilities Authority, Nemours Foundation Project, Rev., ARS, 1.109%, 10/21/09	24,350
	Indiana — 0.5%
19,875	Indianapolis Local Public Improvement Bond Bank, Series F-2, Rev., 0.800%, 12/31/09	19,875
	Massachusetts — 0.2%
9,000	City of Brockton, GO, BAN, 2.000%, 05/14/10	9,081
	Michigan — 0.8%
30,000	State of Michigan, Series B, GO, 3.000%, 09/30/09	30,032
	New Hampshire — 0.3%
10,000	Carroll County, GO, TAN, 3.000%, 12/31/09	10,024
	New Jersey — 1.2%
	City of Clifton,
11,555	GO, BAN, 3.750%, 02/11/10	11,600
10,000	GO, TAN, 3.750%, 02/11/10	10,039
12,438	Hopatcong Boro, New Jersey, GO, BAN, 2.500%, 08/06/10	12,552
9,883	Palmyra School District, GO, 3.000%, 10/29/09	9,902
		44,093
	New York — 4.9%
16,758	City of Binghamton, Series A, GO, BAN, 3.000%, 02/05/10	16,847
14,806	East Hampton, Series C, GO, BAN, 2.250%, 06/03/10	14,933
9,080	Gouverneur Center School District, School Construction, GO, BAN, 2.750%, 06/25/10	9,153
13,346	Hamburg Center School District, GO, BAN, 2.250%, 07/01/10	13,439
15,750	Lowville Center School District, GO, BAN, 2.500%, 07/09/10	15,889
27,480	Moravia Central School District, GO, BAN, 2.000%, 06/25/10	27,568
13,220	Oneonta City School District, Series A, GO, BAN, 2.000%, 06/24/10	13,300
12,415	Otego-Unadilla Central School District, GO, BAN, 2.750%, 08/06/10	12,557
15,827	Salamanca City School District, GO, BAN, 2.500%, 12/01/09	15,882
12,075	Town of Poughkeepsie, Series B, GO, BAN, 2.000%, 03/19/10	12,101
26,435	Village of Haverstraw, Series A, GO, BAN, 1.500%, 03/12/10	26,497
		178,166
	Ohio — 1.4%
5,330	City of Elyria, Various Purpose Improvement, GO, BAN, 2.500%, 06/17/10	5,351
17,000	City of Marysville, Waste Water, GO, BAN, 1.500%, 06/02/10	17,063
7,500	Edgewood Ohio School District, School Improvement, GO, BAN, 2.000%, 12/01/09	7,521
12,500	Switzerland Local School District, GO, BAN, 2.900%, 11/17/09	12,526

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
	Western Reserve Local School District,
3,745	GO, BAN, 2.500%, 10/15/09	3,747
4,000	GO, BAN, 3.000%, 09/30/09	4,002
		50,210
	Pennsylvania — 1.7%
16,380	Dallastown Area School District, GO, VRDO, 2.040%, 10/01/09	16,471
10,000	Hamburg Area School District, GO, 2.041%, 11/01/09	10,059
21,660	Manheim Central School District, GO, 2.000%, 10/01/09	21,767
15,000	Philadelphia School District, GO, TAN, 2.500%, 06/30/10	15,219
		63,516
	Utah — 0.4%
15,000	Central Utah Water Conservancy District, Series A, Rev, BAN, 2.000%, 07/22/10	15,106
	Total Municipal Bonds (Cost $475,156)	475,156
Weekly Demand Notes — 59.1%
	Alabama — 0.1%
5,000	Pell City Special Care Facilities, Noland Health Services, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/02/09	5,000
	Arizona — 0.6%
13,995	Maricopa County IDA, Multi-Family Housing, Series 116, Rev., VRDO, LIQ: Bank of America N.A., 0.540%, 09/03/09	13,995
9,750	Wells Fargo Stage Trust, Series 51C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.270%, 09/03/09	9,750
		23,745
	California — 4.1%
15,000	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.330%, 09/02/09	15,000
24,400	California Statewide Communities Development Authority, Multi-Family Housing, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.340%, 09/03/09	24,400
22,780	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.460%, 09/03/09	22,780
	Southern California Home Financing Authority, Single Family Housing,
72,180	Series B, Rev., VRDO, LIQ: BNP Paribas, 2.250%, 09/02/09	72,180
16,000	Wells Fargo Stage Trust, Series 15C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.350%, 09/03/09 (e)	16,000
		150,360
	Colorado — 4.5%
46,950	City of Colorado Springs, Utilities, Sub Lien, Series B, Rev., VRDO, 0.550%, 09/02/09	46,950
10,000	CollegeInvest, Educational Loans, Series I-A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.380%, 09/02/09	10,000
10,000	Colorado Housing & Finance Authority, Series A-3, Class 1, Rev., VRDO, AMT, 0.400%, 09/02/09	10,000
19,160	Colorado Housing & Finance Authority, Multi-Family Housing Project, I-B-2 Class Shares, Rev., VRDO, AMT, 0.400%, 09/02/09	19,160
	Colorado Housing & Finance Authority, Single Family Mortgage,
24,000	Series 2007 A-2, I-A-2 Class Shares, Rev, VRDO, AMT, LIQ: Federal Home Loan Bank, 0.400%, 09/02/09	24,000
12,945	Series B-3, Class 1, Rev, VRDO, AMT, 0.400%, 09/02/09	12,945
	Denver City & County, Airport,
8,500	Series C, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.380%, 09/02/09	8,500
6,875	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.380%, 09/02/09	6,875
365	Denver Urban Renewal Authority, Downtown Denver, Series A, VRDO, LOC: Compass Bank, 1.200%, 09/02/09	365
	Deutsche Bank Spears/Lifers Trust Various States,
4,100	Series DBE-510, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	4,100
21,240	Series DBE-647, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	21,240
		164,135
	Delaware — 0.4%
3,555	New Castle County, Fairfield English Village Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.340%, 09/03/09	3,555

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Delaware — Continued
10,150	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.380%, 09/02/09	10,150
		13,705
	District of Columbia — 0.7%
25,000	Metropolitan Washington Airports Authority, Subseries A-1, Rev., VRDO, 1.250%, 09/02/09	25,000
	Florida — 2.0%
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.380%, 09/02/09	17,800
10,180	Greater Orlando Aviation Authority, Series 2008-067, Rev., VRDO, FSA, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 1.200%, 09/03/09	10,180
5,025	Miami-Dade County IDA, Lawson Industries, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 09/02/09	5,025
23,150	Orange County School Board, Series B, COP., VRDO, 0.470%, 09/02/09	23,150
4,555	Palm Beach County Housing Development Corporation, Multi-Family Housing, Caribbean Villas, Rev., VRDO, FNMA, LIQ: FNMA, 0.390%, 09/03/09	4,555
11,270	Sumter County IDA, Amern Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/02/09	11,270
		71,980
	Georgia — 1.3%
32,570	Fulton County Development Authority, FlightSafety International, Inc. Project, Series B, Rev., VRDO, 0.380%, 09/02/09	32,570
15,000	RBC Municipal Products, Inc. Trust, Series C-9, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.490%, 09/03/09	15,000
		47,570
	Idaho — 2.2%
	Idaho Housing & Finance Association, Single Family Mortgage,
15,000	Series A, Class I, Rev., VRDO, 0.250%, 09/02/09	15,000
8,915	Series C, Rev., VRDO, 0.550%, 09/02/09	8,915
9,140	Series C, Class I, Rev., VRDO, 0.550%, 09/02/09	9,140
10,285	Series D, Class I, Rev., VRDO, 0.550%, 09/02/09	10,285
21,590	Series E, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	21,590
9,370	Series F, Rev., VRDO, 0.550%, 09/02/09	9,370
5,995	Series F-1, Class 1, Rev., VRDO, 0.550%, 09/02/09	5,995
		80,295
	Illinois — 1.9%
5,000	Chicago Board of Education, Series A-1, GO, VRDO, LOC: Harris Trust & Savings Bank, 0.300%, 09/02/09	5,000
2,400	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.340%, 09/02/09	2,400
2,471	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VRDO, LOC: Societe Generale, 0.600%, 09/02/09	2,471
4,900	City of Carol Stream, Multi-Family Housing, St. Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/02/09	4,900
9,985	Deutsche Bank Spears/Lifers Trust Various States, Series DB-288, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	9,985
10,000	Illinois Finance Authority, 700 Hickory Hills Drive LLC, Rev., VRDO, LOC: Bank of America N.A., 0.440%, 09/02/09	10,000
7,050	Illinois Housing Development Authority, Pheasant Ridge/Hunter, Rev., VRDO, LOC: Lasalle Bank N.A., 0.600%, 09/02/09	7,050
10,000	Illinois State Toll Highway Authority, Series B, Rev., VRDO, FSA, 0.450%, 09/03/09	10,000
10,000	RBC Municipal Products, Inc. Trust, Series E-10, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.390%, 09/03/09 (e)	10,000
1,630	Will & Kankakee Counties Regional Development Authority, JRS Realty Association LLC Project, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.640%, 09/02/09	1,630
7,300	Will County, BASF Corp. Project, Rev., VRDO, 0.770%, 09/02/09	7,300
		70,736
	Indiana — 0.4%
9,525	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-584, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.340%, 09/03/09	9,525
4,100	Indiana Finance Authority, Four-Leaf Clover Dairy LLC, Rev., VRDO, LOC: Lasalle Bank N.A., 0.570%, 09/02/09	4,100
		13,625

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Kansas — 1.0%
36,000	City of Wichita, FlightSafety International, Inc., Rev., VRDO, 0.380%, 09/02/09	36,000
	Louisiana — 0.3%
4,600	Ascension Parish, BASF Corp. Project, Rev., VRDO, 0.770%, 09/02/09	4,600
6,250	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VRDO, 0.430%, 09/02/09	6,250
		10,850
	Maryland — 0.6%
5,610	Austin Trust, Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.540%, 09/03/09	5,610
16,055	Wells Fargo Stage Trust, Series 32C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.370%, 09/03/09 (e)	16,055
		21,665
	Massachusetts — 1.2%
27,540	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.390%, 09/03/09 (e)	27,540
	Wells Fargo Stage Trust,
6,135	Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	6,135
10,635	Series 37C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.370%, 09/03/09 (e)	10,635
		44,310
	Michigan — 5.5%
3,550	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.640%, 09/03/09	3,550
2,000	Detroit City School District, Series DCL-045, GO, VRDO, FSA, Q-SBLF, LIQ: Morgan Stanley Municipal Funding, LOC: Dexia Credit Local, 1.250%, 09/03/09	2,000
13,225	Holt Public Schools, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.220%, 09/03/09	13,225
2,995	Jackson County Economic Development Corp., Melling Tool Co. Project, Rev., VRDO, LOC: Comerica Bank, 0.750%, 09/03/09	2,995
2,500	Michigan State Hospital Finance Authority, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.360%, 09/03/09	2,500
	Michigan State Housing Development Authority,
12,700	Series C, Rev., VRDO, AMT, 0.350%, 09/02/09	12,700
31,435	Series C, Rev., VRDO, AMT, 0.360%, 09/02/09	31,435
15,200	Series D, Rev., VRDO, AMT, 0.460%, 09/02/09	15,200
49,850	Series E, Rev., VRDO, AMT, 0.450%, 09/02/09	49,850
1,800	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/03/09	1,800
8,300	Michigan State Housing Development Authority, Single Family Mortgage, Series C, Rev., VRDO, 0.250%, 09/02/09	8,300
1,055	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, LOC: Lasalle Bank N.A., 0.600%, 09/02/09	1,055
2,150	Michigan Strategic Fund, Limited Obligation, Sur-Flo Plastics, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.750%, 09/03/09	2,150
3,100	Michigan Strategic Fund, Millenium Steering LLC Project, Rev., VRDO, LOC: Comerica Bank, 0.750%, 09/03/09	3,100
4,295	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.220%, 09/03/09	4,295
5,000	Oakland County Economic Development Corp., Exhibit Enterprises, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.750%, 09/03/09	5,000
	RBC Municipal Products, Inc. Trust, Floater Certificates,
21,700	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.470%, 09/02/09	21,700
18,750	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.470%, 09/02/09	18,750
1,250	Wayne County Airport Authority, Detroit Metropolitan, Series C-3, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.350%, 09/03/09	1,250
		200,855
	Minnesota — 0.8%
5,390	Midwest Consortium of Municipal Utilities, Minnesota Municipal Utilities Association, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.280%, 09/02/09	5,390
9,355	Minnesota Housing Finance Agency, MERLOTS, Series C-44, Rev., VRDO, 0.370%, 09/02/09	9,355
15,735	Wells Fargo Stage Trust, Series 52C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	15,735
		30,480

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   67

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Missouri — 0.5%
13,965	Lehman Municipal Trust Receipts, Various States, Series 06-K82, Rev., VRDO, LIQ: Citibank N.A., 0.590%, 09/03/09	13,965
3,150	Missouri Housing Development Commission, Single Family Mortgage, Macon Trust, Series 02-K, Rev., VRDO, GNMA/FNMA, LIQ: Bank of America N.A., 0.540%, 09/03/09	3,150
		17,115
	Montana — 0.5%
18,460	Montana Board of Housing, MERLOTS, Series C-41, Rev., VRDO, 0.370%, 09/02/09	18,460
	Nebraska — 0.5%
2,100	Deutsche Bank Spears/Lifers Trust Various States, Series DB-543, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.340%, 09/03/09	2,100
15,435	Nebraska Investment Finance Authority, Single Family Housing, Series B, Rev., VRDO, GNMA/FNMA/FHLMC, 0.420%, 09/02/09	15,435
		17,535
	Nevada — 0.6%
6,700	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.470%, 09/03/09	6,700
16,100	Nevada Housing Division, Multi-Unit, Southwest Village, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	16,100
		22,800
	New Jersey — 0.4%
6,955	New Jersey EDA, Accurate Box Co., Inc. Project, Rev., VRDO, LOC: Sun Bank N.A., 0.430%, 09/02/09	6,955
7,995	New Jersey EDA, Macon Trust, Series B, Rev., VRDO, FSA, 0.490%, 09/03/09	7,995
		14,950
	New Mexico — 0.4%
15,000	New Mexico Educational Assistance Foundation, Educational Loans, Series A-3, Rev., VRDO, AMT, LOC: Lloyds TSB Bank plc, 0.380%, 09/02/09	15,000
	New York — 0.9%
9,600	New York City Housing Development Corp., Multi-Family Housing, Urban Horizons II, Series A, Rev., VRDO, LOC: Citibank N.A., 0.340%, 09/02/09	9,600
20,000	New York State Housing Finance Agency, 505 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.320%, 09/02/09	20,000
3,300	Westchester County IDA, Series 2007-103G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.350%, 09/03/09	3,300
		32,900
	North Carolina — 1.1%
8,705	Fayetteville Public Works Commission, Rev., VRDO, FSA, 0.400%, 09/02/09	8,705
8,395	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply Box Manufacturing, Rev., VRDO, LOC: Bank of America N.A., 0.570%, 09/03/09	8,395
15,000	Montgomery County Facilities & Pollution Financing, Republic Service Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.400%, 09/02/09	15,000
10,000	Wake County, Series A, GO, VRDO, 0.450%, 09/02/09	10,000
		42,100
	North Dakota — 1.6%
	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage,
27,210	Series A, Rev., VRDO, 0.340%, 09/02/09	27,210
10,000	Series B, Rev, VRDO, AMT, 0.370%, 09/02/09	10,000
21,500	Series B, Rev., VRDO, 0.340%, 09/02/09	21,500
		58,710
	Ohio — 3.4%
5,600	Cincinnati City School District, Series ROCS-RR-II-R-12049, COP., VRDO, FSA, LIQ: Citigroup Financial Product, 0.440%, 09/03/09	5,600
3,080	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 09/02/09	3,080
5,550	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.370%, 09/03/09	5,550
400	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.320%, 09/02/09	400
14,025	Mahoning County, Youngstown State University Project, Rev., VRDO, LOC: National City Bank, 0.340%, 09/02/09	14,025
1,200	Middletown Hospital Facilities, Rev., VRDO, LIQ: Merrill Lynch Capital Services, LOC: Lloyds TSB Bank plc, 0.400%, 09/02/09	1,200

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
2,815	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Class A, Rev., VRDO, LOC: Federal Home Loan Bank, 0.350%, 09/02/09	2,815
1,200	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank Of Nova Scotia, 0.310%, 09/02/09	1,200
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
15,240	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.360%, 09/02/09	15,240
10,000	Series F, Rev., VRDO, GNMA COLL, 0.310%, 09/02/09	10,000
58,565	Ohio Housing Finance Agency, Single Family Mortgage, Series ROCS RRII R-10422, Rev., VRDO, LIQ: Citigroup Financial Product, 0.840%, 09/03/09 (e)	58,565
5,350	Paulding County, Solid Waste, Lafarge Corp. Project, Rev., VRDO, LOC: Bayerische Landesbank, 0.340%, 09/02/09	5,350
		123,025
	Other Territories — 3.9%
	Eagle Tax-Exempt Trust,
10,000	Class A, Rev., VRDO, FHLMC, LIQ: Citibank N.A., 0.450%, 09/03/09 (e)	10,000
18,000	Class A, Rev., VRDO, FHLMC COLL, LIQ: Federal Home Loan Bank, 0.390%, 09/03/09	18,000
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
9,865	Series M015, Class A, Rev., VRDO, FHLMC, 0.440%, 09/02/09	9,865
59,096	Series M017, Class A, Rev., VRDO, FHLMC, 0.390%, 09/03/09	59,096
28,300	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, LIQ: FHLMC, 0.640%, 09/02/09	28,300
16,365	SunAmerica Trust, Various States, Series A, Class A-2, Rev., VRDO, FHLMC, LIQ: FHLMC, LOC: FHLMC, 0.640%, 09/03/09	16,365
		141,626
	Pennsylvania — 1.7%
7,500	Delaware Valley Regional Financial Authority, Series 2996, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.360%, 09/03/09 (e)	7,500
15,765	Delaware Valley Regional Financial Authority, Municipal Securities Trust Receipts, Series 15, Class A, Rev., VRDO, LIQ: Societe Generale, 0.330%, 09/03/09	15,765
12,775	Dexia Credit Local Certificates Trust, Series 2008-61, Rev., VRDO, LIQ: Dexia Credit Local, 1.200%, 09/03/09	12,775
900	Pennsylvania Economic Development Financing Authority, Fabtech, Inc. Project, Series D, Rev., VRDO, LOC: PNC Bank N.A., 0.490%, 09/03/09	900
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VRDO, AMT, LOC: PNC Bank N.A., 0.390%, 09/02/09	6,000
17,620	Wells Fargo Stage Trust, Series 49C, Rev., LIQ: Wells Fargo & Company, 0.270%, 09/03/09	17,620
		60,560
	South Carolina — 0.2%
5,700	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.620%, 09/02/09	5,700
	South Dakota — 1.3%
	South Dakota Housing Development Authority, Homeownership Mortgage,
31,000	Series C, Rev., VRDO, 0.360%, 09/02/09	31,000
17,000	Series G, Rev., VRDO, 0.340%, 09/02/09	17,000
		48,000
	Tennessee — 0.2%
8,000	Jackson Industrial Development Board, General Cable Corp. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.490%, 09/02/09	8,000
	Texas — 5.6%
5,200	Brazos River Harbor Navigation District, Multi-Mode BASF Corp., Rev., VRDO, 0.770%, 09/02/09	5,200
10,000	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.360%, 09/02/09	10,000
25,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.380%, 09/02/09	25,000
22,815	Matagorda County Navigation District No. 1, Series 2656, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	22,815
12,470	Puttable Floating Option Tax-Exempt Receipts, Series 4591, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.670%, 09/01/09	12,470
18,000	San Antonio Empowerment Zone Development Corp., Drury Southwest Hotel Project, Series 2007 , Rev., VRDO, LOC: U.S. Bank N.A., 0.450%, 09/03/09	18,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Texas — Continued
	State of Texas, Veterans Housing Assistance Fund,
12,195	Series A, GO, VRDO, 0.340%, 09/02/09	12,195
10,725	Series B, GO, VRDO, 0.400%, 09/02/09	10,725
11,580	Series D, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.350%, 09/04/09	11,580
31,970	Tarrant County Cultural Education Facilities Finance Corp., Series 2834, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	31,970
14,900	Texas Department of Housing & Community Affairs, Multi-Family Housing, Harris Branch Apartments, Rev., VRDO, LOC: FNMA, 0.550%, 09/03/09	14,900
14,250	Texas Department of Housing & Community Affairs, Multi-Family Housing, Idlewilde Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/03/09	14,250
6,440	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.390%, 09/02/09	6,440
9,855	Wells Fargo Stage Trust, Series 20-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	9,855
		205,400
	Utah — 2.1%
	Utah Housing Corp.,
7,525	Series A, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	7,525
14,095	Series B, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	14,095
27,200	Series C, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	27,200
12,900	Series F, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	12,900
	Utah Housing Finance Agency, Single Family Mortgage,
10,495	Series A-2, Rev., VRDO, 0.550%, 09/02/09	10,495
5,395	Series C, Rev., VRDO, 0.550%, 09/02/09	5,395
		77,610
	Vermont — 0.4%
13,800	Vermont Housing Finance Agency, Single Family, Series 22, Rev., VRDO, AMT, FSA, 0.500%, 09/02/09	13,800
	Virginia — 0.8%
14,000	Capital Beltway Funding Corp., Senior Lien, I-495 Hot Lanes, Series B, Rev., VRDO, LOC: Banco Espirito Santo S.A., 0.300%, 09/02/09	14,000
	Virginia Housing Development Authority, MERLOTS,
890	Series C-07, Rev., VRDO, 0.370%, 09/02/09	890
12,750	Series C-42, Rev., VRDO, 0.370%, 09/02/09	12,750
		27,640
	Washington — 2.6%
5,000	Vancouver Housing Authority, Pooled Housing, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.330%, 09/02/09	5,000
7,200	Washington Economic Development Finance Authority, Specialty Chemical Products, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/02/09	7,200
20,000	Washington Economic Development Finance Authority, Waste Management Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.550%, 09/02/09	20,000
9,985	Washington State Housing Finance Commission, Barkley Ridge Apartments Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.370%, 09/02/09	9,985
14,000	Washington State Housing Finance Commission, Vintage Spokane Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	14,000
	Wells Fargo Stage Trust,
20,545	Series 35-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	20,545
18,995	Series 48-C, Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	18,995
		95,725
	West Virginia — 0.2%
6,370	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/03/09	6,370
	Wisconsin — 2.6%
	Wells Fargo Stage Trust,
16,795	Series 2009-2C, Rev., VRDO, 0.270%, 09/03/09 (e)	16,795
11,775	Series 43-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	11,775
	Wisconsin Housing & EDA,
5,640	Series 2995, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.410%, 09/03/09 (e)	5,640
9,900	Series A, Rev., VRDO, 0.400%, 09/02/09	9,900

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Wisconsin — Continued
20,000	Series C, Rev., VRDO, 0.300%, 09/02/09	20,000
25,900	Series C, Rev., VRDO, 0.400%, 09/02/09	25,900
5,690	Series C, Rev., VRDO, 0.420%, 09/02/09	5,690
		95,700
	Total Weekly Demand Notes (Cost $2,159,037)	2,159,037
	Total Investments — 99.9% (Cost $3,649,023)*	3,649,023
	Other Assets in Excess of Liabilities — 0.1%	2,879
	NET ASSETS — 100.0%	$3,651,902

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   71

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

ACES—	Automatically Convertible Securities

AGC—	Insured by Assured Guaranty Corp.

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

ARS—	Auction Rate Security. The interest rate shown is the rate in effect as of August 31, 2009.

BAN—	Bond Anticipation Note

BHAC—	Insured by Berkshire Hathaway Assurance Corp.

CCRC—	Congregate Care Retirement Center

COLL—	Collateral

COP—	Certificate of Participation

CR—	Custodial Receipts

DN—	Discount Notes

EAGLE —	Earning of accrual generated on local tax-exempt securities

EDA —	Economic Development Authority

FGIC—	Insured by Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Insured by Financial Security Assurance, Inc.

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

ICC—	Insured Custody Certificates

IDA—	Industrial Development Authority

IDB—	Industrial Development Bank

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Insured by Municipal Bond Insurance Corp.

MERLOTS—	Municipal Exempt Receipts Liquidity Optional Tender

NATL—	Insured by National Public Finance Guarantee Corp.

PCR—	Pollution Control Revenue

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RAN—	Revenue Anticipation Note

RE—	Reinsured

Rev.—	Revenue

SCAGO—	South Carolina Association of Governmental Organizations

SCSDE—	South Carolina School District Enhancement

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2009.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2009.

XLCA—	Insured by XL Capital Assurance

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

*—	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   73

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$157,244,180	$14,247,016		$81,180,690		$12,818,174
Repurchase agreements, at value	19,866,075	259,336		32,430,234		11,142,517
Total investment securities, at value	177,110,255	14,506,352		113,610,924		23,960,691
Cash	6	—	(a)	—	(a)	1
Receivables:
Interest and dividends	89,537	7,404		37,620		4,104
Prepaid insurance and other assets	2,128	207		1		—	(a)
Total Assets	177,201,926	14,513,963		113,648,545		23,964,796

LIABILITIES:
Payables:
Dividends	15,884	181		5,345		620
Investment securities purchased	1,851,508	199,996		580,584		449,909
Fund shares redeemed	—	21		—		—
Accrued liabilities:
Investment advisory fees	11,829	950		7,569		1,618
Administration fees	9,325	681		5,460		1,257
Shareholder servicing fees	8,115	1,580		4,552		1,426
Distribution fees	139	159		6		13
Custodian and accounting fees	521	76		226		135
Trustees’ and Chief Compliance Officer’s fees	504	41		321		91
Other	1,707	688		1,299		827
Total Liabilities	1,899,532	204,373		605,362		455,896
Net Assets	$175,302,394	$14,309,590		$113,043,183		$23,508,900

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$175,300,871	$14,309,523	$113,033,522	$23,508,112
Accumulated undistributed (distributions in excess of) net investment income	597	28	28	90
Accumulated net realized gains (losses)	926	39	9,633	698
Total Net Assets	$175,302,394	$14,309,590	$113,043,183	$23,508,900
Net Assets:
Class B	$9,640	$25,383	$—	$1,550
Class C	10,352	433,992	—	97,454
Agency	13,389,246	442,906	10,855,850	2,216,925
Capital	99,144,112	4,497,727	67,070,563	—
Cash Management	259,475	—	—	—
Direct	376,333	—	111,180	60,412
E*Trade	—	13,732	—	—
Institutional Class	43,935,803	3,612,519	26,074,560	15,721,964
Investor	100	613,390	100	858,142
Morgan	6,052,051	3,061,759	2,887,054	1,359,978
Premier	8,891,032	615,653	5,561,989	1,675,247
Reserve	3,234,150	552,620	103,626	1,517,128
Service	100	439,909	378,261	100
Total	$175,302,394	$14,309,590	$113,043,183	$23,508,900
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class B	9,641	25,384	—	1,551
Class C	10,352	433,961	—	97,449
Agency	13,389,048	442,900	10,854,623	2,216,715
Capital	99,142,899	4,497,643	67,065,165	—
Cash Management	259,476	—	—	—
Direct	376,333	—	111,180	60,412
E*Trade	—	13,732	—	—
Institutional Class	43,936,181	3,612,491	26,072,540	15,721,422
Investor	100	613,384	100	858,135
Morgan	6,051,644	3,061,613	2,886,609	1,359,948
Premier	8,890,833	615,623	5,561,458	1,675,270
Reserve	3,234,121	552,714	103,600	1,517,048
Service	100	439,909	378,218	100
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$157,244,180	$14,247,016	$81,180,690	$12,818,174
Cost of repurchase agreements	19,866,075	259,336	32,430,234	11,142,517

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   75

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$15,240,146		$20,891,316		$28,563,018	$3,649,023
Repurchase agreements, at value	—		—		45,986	—
Total investment securities, at value	15,240,146		20,891,316		28,609,004	3,649,023
Cash	—	(a)	—		9,445	80
Receivables:
Investment securities sold	—		—		132,187	—
Fund shares sold	3,280		—		—	—
Interest and dividends	6,978		3,262		32,718	6,704
Prepaid insurance and other assets	—	(a)	—		598	55
Total Assets	15,250,404		20,894,578		28,783,952	3,655,862

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	—	—
Dividends	1,019		379		1,766	180
Investment securities purchased	—		999,618		440,134	2,100
Fund shares redeemed	1,032		—		—	—
Accrued liabilities:
Investment advisory fees	1,061		1,343		1,952	239
Administration fees	826		1,088		1,549	193
Shareholder servicing fees	839		739		3,337	540
Distribution fees	2		1		130	389
Custodian and accounting fees	85		332		198	21
Trustees’ and Chief Compliance Officer’s fees	72		87		61	7
Other	125		578		498	291
Total Liabilities	5,061		1,004,165		449,625	3,960
Net Assets	$15,245,343		$19,890,413		$28,334,327	$3,651,902

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$15,243,428	$19,888,467	$28,328,590	$3,651,449
Accumulated undistributed (distributions in excess of) net investment income	256	292	1,447	449
Accumulated net realized gains (losses)	1,659	1,654	4,290	4
Total Net Assets	$15,245,343	$19,890,413	$28,334,327	$3,651,902
Net Assets:
Agency	$1,322,103	$1,589,315	$1,396,911	$96,074
Capital	—	7,705,475	—	—
Direct	—	—	100	—
E*Trade	—	—	—	1,555,588
Institutional Class	12,553,415	6,882,170	14,393,116	1,168,722
Morgan	206,851	1,361,357	626,856	444,899
Premier	1,036,068	2,016,143	4,497,215	164,702
Reserve	126,906	335,853	7,420,129	159,713
Service	—	100	—	62,204
Total	$15,245,343	$19,890,413	$28,334,327	$3,651,902
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	1,321,997	1,589,083	1,396,989	96,068
Capital	—	7,705,038	—	—
Direct	—	—	100	—
E*Trade	—	—	—	1,555,380
Institutional Class	12,552,143	6,881,280	14,389,781	1,168,585
Morgan	206,838	1,361,335	626,956	444,832
Premier	1,035,954	2,015,942	4,496,389	164,702
Reserve	126,901	335,598	7,417,920	159,668
Service	—	100	—	62,204
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$15,240,146	$20,891,316	$28,563,018	$3,649,023
Cost of repurchase agreements	—	—	45,986	—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   77

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2009

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$608,452	$52,584		$266,090	$44,984
Interest from interfund lending (net)	—	2		—	—
Total investment income	608,452	52,586		266,090	44,984

EXPENSES:
Investment advisory fees	67,597	5,450		42,851	9,886
Administration fees	52,955	4,270		33,576	7,743
Distribution fees	5,350	6,163		3,608	3,452
Shareholder servicing fees	87,370	13,115		52,485	19,509
Custodian and accounting fees	2,176	218		1,124	384
Interest expense to affiliates	— (a)	—	(a)	— (a)	— (a)
Professional fees	606	80		609	155
Trustees’ and Chief Compliance Officer’s fees	476	61		344	71
Printing and mailing costs	423	310		225	124
Registration and filing fees	1,114	160		927	159
Transfer agent fees	1,436	364		602	226
Insurance expense (See Note 7)	22,788	2,159		3,156	1,821
Other	610	297		1,774	781
Total expenses	242,901	32,647		141,281	44,311
Less amounts waived	(34,469)	(4,932)		(25,992)	(12,240)
Less earnings credits	(3)	—	(a)	(7)	(1)
Less expense reimbursements	—	(126)		(664)	(330)
Net expenses	208,429	27,589		114,618	31,740
Net investment income (loss)	400,023	24,997		151,472	13,244

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	278	23		2,236	68
Change in net assets resulting from operations	$400,301	$25,020		$153,708	$13,312

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$43,566		$28,052	$88,449	$13,031

EXPENSES:
Investment advisory fees	7,326		9,358	12,303	1,246
Administration fees	5,735		7,323	9,635	976
Distribution fees	299		2,976	10,541	5,099
Shareholder servicing fees	11,341		17,017	30,117	3,946
Custodian and accounting fees	283		593	476	57
Interest expense to affiliates	—	(a)	—	2	— (a)
Professional fees	92		100	185	47
Trustees’ and Chief Compliance Officer’s fees	72		81	88	17
Printing and mailing costs	67		88	77	202
Registration and filing fees	105		16	26	61
Transfer agent fees	155		248	239	37
Insurance expense (See Note 7)	913		105	6,256	577
Other	109		89	155	83
Total expenses	26,497		37,994	70,100	12,348
Less amounts waived	(4,835)		(14,090)	(12,193)	(2,588)
Less earnings credits	—	(a)	(270)	(1)	— (a)
Less expense reimbursements	—		—	—	(34)
Net expenses	21,662		23,634	57,906	9,726
Net investment income (loss)	21,904		4,418	30,543	3,305

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	317		87	318	(13)
Change in net assets resulting from operations	$22,221		$4,505	$30,861	$3,292

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$400,023	$2,698,570	$24,997	$260,850
Net realized gain (loss)	278	648	23	16
Change in net assets resulting from operations	400,301	2,699,218	25,020	260,866

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	— (a)	(161)	(1)	(374)
Class C
From net investment income	— (a)	(131)	(10)	(8,946)
Agency
From net investment income	(28,594)	(265,922)	(925)	(12,813)
Capital
From net investment income	(245,530)	(1,359,001)	(12,483)	(72,920)
Cash Management
From net investment income	(2)	(1,530)	—	—
Direct (b)
From net investment income	(25)	—	—	—
E*Trade (c)
From net investment income	—	—	— (a)	— (a)
Institutional Class
From net investment income	(103,966)	(666,053)	(6,347)	(29,127)
Investor (d)
From net investment income	— (a)	—	(869)	(15,639)
Morgan
From net investment income	(7,849)	(153,748)	(3,025)	(70,221)
Premier
From net investment income	(12,596)	(203,701)	(910)	(15,919)
Reserve
From net investment income	(1,461)	(48,165)	(425)	(25,858)
Service (d)
From net investment income	—	—	(2)	(9,033)
Total distributions to shareholders	(400,023)	(2,698,412)	(24,997)	(260,850)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	9,413,381	65,218,864	808,629	1,939,146

NET ASSETS:
Change in net assets	9,413,659	65,219,670	808,652	1,939,162
Beginning of period	165,888,735	100,669,065	13,500,938	11,561,776
End of period	$175,302,394	$165,888,735	$14,309,590	$13,500,938
Accumulated undistributed (distributions in excess of) net investment income	$597	$597	$28	$28

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.

(c)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$151,472	$855,946	$13,244	$150,163
Net realized gain (loss)	2,236	7,397	68	630
Change in net assets resulting from operations	153,708	863,343	13,312	150,793

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	—	—	—	(8)
Class C
From net investment income	—	—	—	(514)
Agency
From net investment income	(14,130)	(133,825)	(1,046)	(14,009)
Capital
From net investment income	(98,672)	(442,382)	—	—
Direct (a)
From net investment income	(3)	—	— (b)	—
Institutional Class
From net investment income	(36,842)	(181,860)	(12,169)	(91,486)
Investor Class (c)
From net investment income	—	—	(3)	(10,481)
Morgan
From net investment income	(302)	(54,735)	—	(14,407)
Premier
From net investment income	(1,523)	(38,248)	(26)	(10,161)
Reserve
From net investment income	— (b)	(3,773)	—	(9,063)
Service (d)
From net investment income	—	(1,138)	—	—
Total distributions to shareholders	(151,472)	(855,961)	(13,244)	(150,129)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	13,225,025	66,478,616	2,286,843	8,358,502

NET ASSETS:
Change in net assets	13,227,261	66,485,998	2,286,911	8,359,166
Beginning of period	99,815,922	33,329,924	21,221,989	12,862,823
End of period	$113,043,183	$99,815,922	$23,508,900	$21,221,989
Accumulated undistributed (distributions in excess of) net investment income	$28	$28	$90	$90

(a)	Commencement of offering of class of shares effective July 17, 2009.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective July 1, 2009 for U.S. Government Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for U.S. Treasury Plus Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,904	$272,114	$4,418	$368,590
Net realized gain (loss)	317	1,342	87	1,861
Change in net assets resulting from operations	22,221	273,456	4,505	370,451

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(1,343)	(13,977)	(29)	(24,479)
Capital
From net investment income	—	—	(2,786)	(107,737)
Institutional Class
From net investment income	(20,224)	(235,505)	(1,603)	(157,459)
Morgan
From net investment income	(5)	(3,735)	—	(19,904)
Premier
From net investment income	(332)	(18,677)	—	(30,480)
Reserve
From net investment income	—	(220)	—	(28,712)
Total distributions to shareholders	(21,904)	(272,114)	(4,418)	(368,771)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(6,549,672)	6,233,117	(13,316,905)	2,654,869

NET ASSETS:
Change in net assets	(6,549,355)	6,234,459	(13,316,818)	2,656,549
Beginning of period	21,794,698	15,560,239	33,207,231	30,550,682
End of period	$15,245,343	$21,794,698	$19,890,413	$33,207,231
Accumulated undistributed (distributions in excess of) net investment income	$256	$256	$292	$292

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,543	$460,782	$3,305	$36,598
Net realized gain (loss)	318	3,972	(13)	58
Change in net assets resulting from operations	30,861	464,754	3,292	36,656

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(2,038)	(19,523)	(195)	(1,529)
Direct (a)
From net investment income	— (b)	—	—	—
E*Trade
From net investment income	—	—	(100)	(16,658)
Institutional Class
From net investment income	(25,110)	(265,273)	(2,269)	(7,462)
Morgan
From net investment income	(177)	(11,724)	(481)	(6,519)
Premier
From net investment income	(2,815)	(69,181)	(165)	(1,673)
Reserve
From net investment income	(386)	(95,010)	(97)	(2,313)
Service
From net investment income	—	—	(1)	(444)
Total distributions to shareholders	(30,526)	(460,711)	(3,308)	(36,598)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,650,988)	4,867,572	1,008,703	(293,526)

NET ASSETS:
Change in net assets	(1,650,653)	4,871,615	1,008,687	(293,468)
Beginning of period	29,984,980	25,113,365	2,643,215	2,936,683
End of period	$28,334,327	$29,984,980	$3,651,902	$2,643,215
Accumulated undistributed (distributions in excess of) net investment income	$1,447	$1,430	$449	$452

(a)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$2,538	$15,515	$6,222	$35,232
Dividends and distributions reinvested	— (a)	150	1	357
Cost of shares redeemed	(6,607)	(9,859)	(15,621)	(19,818)
Change in net assets from Class B capital transactions	$(4,069)	$5,806	$(9,398)	$15,771
Class C
Proceeds from shares issued	$5,588	$15,172	$102,217	$294,226
Dividends and distributions reinvested	— (a)	117	10	8,923
Cost of shares redeemed	(6,293)	(10,119)	(136,961)	(451,171)
Change in net assets from Class C capital transactions	$(705)	$5,170	$(34,734)	$(148,022)
Agency
Proceeds from shares issued	$147,684,900	$277,138,776	$1,474,632	$3,779,114
Dividends and distributions reinvested	20,204	205,594	676	11,152
Cost of shares redeemed	(148,907,491)	(273,393,385)	(1,483,882)	(3,838,378)
Change in net assets from Agency capital transactions	$(1,202,387)	$3,950,985	$(8,574)	$(48,112)
Capital
Proceeds from shares issued	$403,763,982	$830,223,678	$13,337,659	$42,697,981
Dividends and distributions reinvested	125,644	776,104	11,409	53,616
Cost of shares redeemed	(387,207,888)	(791,666,672)	(12,804,852)	(41,239,203)
Change in net assets from Capital capital transactions	$16,681,738	$39,333,110	$544,216	$1,512,394
Cash Management
Proceeds from shares issued	$636,584	$807,106	$—	$—
Dividends and distributions reinvested	1	232	—	—
Cost of shares redeemed	(711,188)	(796,701)	—	—
Change in net assets from Cash Management capital transactions	$(74,603)	$10,637	$—	$—
Direct (b)
Proceeds from shares issued	$381,392	$—	$—	$—
Dividends and distributions reinvested	1	—	—	—
Cost of shares redeemed	(5,060)	—	—	—
Change in net assets from Direct capital transactions	$376,333	$—	$—	$—
E*Trade (c)
Proceeds from shares issued	$—	$—	$19,368	$2,636
Dividends and distributions reinvested	—	—	—(a)	— (a)
Cost of shares redeemed	—	—	(7,397)	(875)
Change in net assets from E*Trade capital transactions	$—	$—	$11,971	$1,761
Institutional Class
Proceeds from shares issued	$133,741,391	$288,156,879	$8,770,126	$8,235,395
Dividends and distributions reinvested	41,715	389,202	5,877	26,105
Cost of shares redeemed	(135,568,512)	(271,180,738)	(7,210,722)	(7,426,017)
Change in net assets from Institutional Class capital transactions	$(1,785,406)	$17,365,343	$1,565,281	$835,483

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS (continued):
Investor (d)
Proceeds from shares issued	$100	$—	$720,867	$2,265,359
Dividends and distributions reinvested	— (a)	—	250	5,290
Cost of shares redeemed	—	—	(821,863)	(2,301,898)
Change in net assets from Investor capital transactions	$100	$—	$(100,746)	$(31,249)
Morgan
Proceeds from shares issued	$372,615,030	$751,933,312	$647,046	$3,255,134
Dividends and distributions reinvested	3,565	80,328	2,966	68,882
Cost of shares redeemed	(374,506,039)	(751,273,855)	(1,155,332)	(3,079,038)
Change in net assets from Morgan capital transactions	$(1,887,444)	$739,785	$(505,320)	$244,978
Premier
Proceeds from shares issued	$227,977,663	$526,266,897	$1,035,222	$2,992,471
Dividends and distributions reinvested	4,836	103,867	669	12,816
Cost of shares redeemed	(229,979,845)	(524,588,240)	(1,081,146)	(3,098,473)
Change in net assets from Premier capital transactions	$(1,997,346)	$1,782,524	$(45,255)	$(93,186)
Reserve
Proceeds from shares issued	$167,156,160	$433,836,941	$80,912,792	$287,871,108
Dividends and distributions reinvested	879	14,868	51	1,497
Cost of shares redeemed	(167,849,969)	(431,826,305)	(81,193,073)	(288,991,751)
Change in net assets from Reserve capital transactions	$(692,930)	$2,025,504	$(280,230)	$(1,119,146)
Service (d)
Proceeds from shares issued	$100	$—	$70,306,322	$156,664,704
Dividends and distributions reinvested	—	—	— (a)	24
Cost of shares redeemed	—	—	(70,634,904)	(155,896,254)
Change in net assets from Service capital transactions	$100	$—	$(328,582)	$768,474

Total change in net assets from capital transactions	$9,413,381	$65,218,864	$808,629	$1,939,146

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.

(c)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class B
Issued	2,538	15,515	6,222	35,232
Reinvested	— (a)	150	1	357
Redeemed	(6,607)	(9,859)	(15,621)	(19,818)
Change in Class B Shares	(4,069)	5,806	(9,398)	15,771
Class C
Issued	5,588	15,172	102,217	294,226
Reinvested	— (a)	117	10	8,923
Redeemed	(6,293)	(10,119)	(136,961)	(451,171)
Change in Class C Shares	(705)	5,170	(34,734)	(148,022)
Agency
Issued	147,684,900	277,138,776	1,474,632	3,779,114
Reinvested	20,204	205,594	676	11,152
Redeemed	(148,907,491)	(273,393,385)	(1,483,882)	(3,838,378)
Change in Agency Shares	(1,202,387)	3,950,985	(8,574)	(48,112)
Capital
Issued	403,763,982	830,223,678	13,337,659	42,697,981
Reinvested	125,644	776,104	11,409	53,616
Redeemed	(387,207,888)	(791,666,672)	(12,804,852)	(41,239,203)
Change in Capital Shares	16,681,738	39,333,110	544,216	1,512,394
Cash Management
Issued	636,584	807,106	—	—
Reinvested	1	232	—	—
Redeemed	(711,188)	(796,701)	—	—
Change in Cash Management Shares	(74,603)	10,637	—	—
Direct (b)
Issued	381,392	—	—	—
Reinvested	1	—	—	—
Redeemed	(5,060)	—	—	—
Change in Direct Shares	376,333	—	—	—
E*Trade (c)
Issued	—	—	19,368	2,636
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(7,397)	(875)
Change in E*Trade Shares	—	—	11,971	1,761
Institutional Class
Issued	133,741,391	288,156,879	8,770,126	8,235,395
Reinvested	41,715	389,202	5,877	26,105
Redeemed	(135,568,512)	(271,180,738)	(7,210,722)	(7,426,017)
Change in Institutional Class Shares	(1,785,406)	17,365,343	1,565,281	835,483

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS (continued):
Investor (d)
Issued	100	—	720,867	2,265,359
Reinvested	— (a)	—	250	5,290
Redeemed	—	—	(821,863)	(2,301,898)
Change in Investor Shares	100	—	(100,746)	(31,249)
Morgan
Issued	372,615,030	751,933,312	647,046	3,255,134
Reinvested	3,565	80,328	2,966	68,882
Redeemed	(374,506,039)	(751,273,855)	(1,155,332)	(3,079,038)
Change in Morgan Shares	(1,887,444)	739,785	(505,320)	244,978
Premier
Issued	227,977,663	526,266,897	1,035,222	2,992,471
Reinvested	4,836	103,867	669	12,816
Redeemed	(229,979,845)	(524,588,240)	(1,081,146)	(3,098,473)
Change in Premier Shares	(1,997,346)	1,782,524	(45,255)	(93,186)
Reserve
Issued	167,156,160	433,836,941	80,912,792	287,871,108
Reinvested	879	14,868	51	1,497
Redeemed	(167,849,969)	(431,826,305)	(81,193,073)	(288,991,751)
Change in Reserve Shares	(692,930)	2,025,504	(280,230)	(1,119,146)
Service (d)
Issued	100	—	70,306,322	156,664,704
Reinvested	—	—	— (a)	24
Redeemed	—	—	(70,634,904)	(155,896,254)
Change in Service Shares	100	—	(328,582)	768,474

(a)	Amount rounds to less than 1,000.

(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.

(c)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$—	$—	$164	$1,922
Dividends and distributions reinvested	—	—	—	7
Cost of shares redeemed	—	—	(428)	(1,657)
Change in net assets from Class B capital transactions	$—	$—	$(264)	$272
Class C
Proceeds from shares issued	$—	$—	$36,997	$197,907
Dividends and distributions reinvested	—	—	—	514
Cost of shares redeemed	—	—	(101,434)	(130,066)
Change in net assets from Class C capital transactions	$—	$—	$(64,437)	$68,355
Agency
Proceeds from shares issued	$104,334,716	$140,727,874	$23,252,572	$35,796,425
Dividends and distributions reinvested	12,470	119,450	754	11,461
Cost of shares redeemed	(106,270,195)	(133,237,990)	(23,861,086)	(34,002,912)
Change in net assets from Agency capital transactions	$(1,923,009)	$7,609,334	$(607,760)	$1,804,974
Capital
Proceeds from shares issued	$186,193,004	$251,912,496	$—	$—
Dividends and distributions reinvested	63,827	297,905	—	—
Cost of shares redeemed	(172,202,346)	(214,843,169)	—	—
Change in net assets from Capital capital transactions	$14,054,485	$37,367,232	$—	$—
Direct (a)
Proceeds from shares issued	$120,167	$—	$70,875	$—
Dividends and distributions reinvested	— (b)	—	—	—
Cost of shares redeemed	(8,987)	—	(10,463)	—
Change in net assets from Direct capital transactions	$111,180	$—	$60,412	$—
Institutional Class
Proceeds from shares issued	$97,920,001	$119,273,608	$49,325,322	$117,436,205
Dividends and distributions reinvested	25,263	146,585	4,848	61,827
Cost of shares redeemed	(96,735,689)	(101,581,155)	(45,653,159)	(111,527,458)
Change in net assets from Institutional Class capital transactions	$1,209,575	$17,839,038	$3,677,011	$5,970,574

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS (continued):
Investor Class (c)
Proceeds from shares issued	$100	$—	$1,628,224	$4,055,036
Dividends and distributions reinvested	—	—	1	1,171
Cost of shares redeemed	—	—	(1,896,170)	(4,300,724)
Change in net assets from Investor Class capital transactions	$100	$—	$(267,945)	$(244,517)
Morgan
Proceeds from shares issued	$256,037,346	$510,677,211	$98,832,765	$252,011,844
Dividends and distributions reinvested	94	18,274	—	3,662
Cost of shares redeemed	(258,140,906)	(509,062,488)	(99,121,434)	(252,306,266)
Change in net assets from Morgan capital transactions	$(2,103,466)	$1,632,997	$(288,669)	$(290,760)
Premier
Proceeds from shares issued	$67,154,283	$172,398,199	$23,886,681	$28,347,665
Dividends and distributions reinvested	799	22,283	8	3,676
Cost of shares redeemed	(64,982,217)	(170,888,409)	(23,604,814)	(28,090,640)
Change in net assets from Premier capital transactions	$2,172,865	$1,532,073	$281,875	$260,701
Reserve
Proceeds from shares issued	$14,470,491	$61,445,724	$80,890,419	$260,199,351
Dividends and distributions reinvested	— (b)	96	—	1,261
Cost of shares redeemed	(14,547,940)	(61,545,100)	(81,393,899)	(259,411,709)
Change in net assets from Reserve capital transactions	$(77,449)	$(99,280)	$(503,480)	$788,903
Service (d)
Proceeds from shares issued	$9,579,857	$25,774,944	$100	$—
Dividends and distributions reinvested	—	322	—	—
Cost of shares redeemed	(9,799,113)	(25,178,044)	—	—
Change in net assets from Service capital transactions	$(219,256)	$597,222	$100	$—

Total change in net assets from capital transactions	$13,225,025	$66,478,616	$2,286,843	$8,358,502

(a)	Commencement of offering of class of shares effective July 17, 2009.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective July 1, 2009 for U.S. Government Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for U.S. Treasury Plus Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class B
Issued	—	—	164	1,922
Reinvested	—	—	—	7
Redeemed	—	—	(428)	(1,657)
Change in Class B Shares	—	—	(264)	272
Class C
Issued	—	—	36,997	197,907
Reinvested	—	—	—	514
Redeemed	—	—	(101,434)	(130,066)
Change in Class C Shares	—	—	(64,437)	68,355
Agency
Issued	104,334,716	140,727,874	23,252,572	35,796,425
Reinvested	12,470	119,450	754	11,461
Redeemed	(106,270,195)	(133,237,990)	(23,861,086)	(34,002,912)
Change in Agency Shares	(1,923,009)	7,609,334	(607,760)	1,804,974
Capital
Issued	186,193,004	251,912,496	—	—
Reinvested	63,827	297,905	—	—
Redeemed	(172,202,346)	(214,843,169)	—	—
Change in Capital Shares	14,054,485	37,367,232	—	—
Direct (a)
Issued	120,167	—	70,875	—
Reinvested	— (b)	—	—	—
Redeemed	(8,987)	—	(10,463)	—
Change in Direct Shares	111,180	—	60,412	—
Institutional Class
Issued	97,920,001	119,273,608	49,325,322	117,436,205
Reinvested	25,263	146,585	4,848	61,827
Redeemed	(96,735,689)	(101,581,155)	(45,653,159)	(111,527,458)
Change in Institutional Class Shares	1,209,575	17,839,038	3,677,011	5,970,574

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS (continued):
Investor Class (c)
Issued	100	—	1,628,224	4,055,036
Reinvested	—	—	1	1,171
Redeemed	—	—	(1,896,170)	(4,300,724)
Change in Investor Class Shares	100	—	(267,945)	(244,517)
Morgan
Issued	256,037,346	510,677,211	98,832,765	252,011,844
Reinvested	94	18,274	—	3,662
Redeemed	(258,140,906)	(509,062,488)	(99,121,434)	(252,306,266)
Change in Morgan Shares	(2,103,466)	1,632,997	(288,669)	(290,760)
Premier
Issued	67,154,283	172,398,199	23,886,681	28,347,665
Reinvested	799	22,283	8	3,676
Redeemed	(64,982,217)	(170,888,409)	(23,604,814)	(28,090,640)
Change in Premier Shares	2,172,865	1,532,073	281,875	260,701
Reserve
Issued	14,470,491	61,445,724	80,890,419	260,199,351
Reinvested	— (b)	96	—	1,261
Redeemed	(14,547,940)	(61,545,100)	(81,393,899)	(259,411,709)
Change in Reserve Shares	(77,449)	(99,280)	(503,480)	788,903
Service (d)
Issued	9,579,857	25,774,944	100	—
Reinvested	—	322	—	—
Redeemed	(9,799,113)	(25,178,044)	—	—
Change in Service Shares	(219,256)	597,222	100	—

(a)	Commencement of offering of class of shares effective July 17, 2009.

(b)	Amount rounds to less than 1,000.

(c)	Commencement of offering of class of shares effective July 1, 2009 for U.S. Government Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for U.S. Treasury Plus Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$2,206,422	$4,505,821	$16,559,815	$44,225,481
Dividends and distributions reinvested	841	9,438	14	19,793
Cost of shares redeemed	(2,468,306)	(3,502,671)	(17,143,188)	(43,379,402)
Change in net assets from Agency capital transactions	$(261,043)	$1,012,588	$(583,359)	$865,872
Capital
Proceeds from shares issued	$—	$—	$7,244,261	$31,042,378
Dividends and distributions reinvested	—	—	1,604	76,575
Cost of shares redeemed	—	—	(7,155,609)	(31,265,898)
Change in net assets from Capital capital transactions	$—	$—	$90,256	$(146,945)
Institutional Class
Proceeds from shares issued	$23,268,338	$57,312,710	$9,011,020	$58,519,540
Dividends and distributions reinvested	7,663	159,390	529	86,460
Cost of shares redeemed	(28,939,213)	(52,793,560)	(14,895,985)	(58,847,026)
Change in net assets from Institutional Class capital transactions	$(5,663,212)	$4,678,540	$(5,884,436)	$(241,026)
Morgan
Proceeds from shares issued	$2,460,906	$5,193,630	$31,420,936	$122,467,736
Dividends and distributions reinvested	4	3,084	—	13,983
Cost of shares redeemed	(2,525,856)	(5,220,676)	(32,162,655)	(122,738,085)
Change in net assets from Morgan capital transactions	$(64,946)	$(23,962)	$(741,719)	$(256,366)
Premier
Proceeds from shares issued	$1,663,044	$5,351,240	$70,586,647	$198,769,844
Dividends and distributions reinvested	132	13,281	—	16,219
Cost of shares redeemed	(2,275,613)	(4,845,020)	(72,199,862)	(197,509,102)
Change in net assets from Premier capital transactions	$(612,437)	$519,501	$(1,613,215)	$1,276,961
Reserve
Proceeds from shares issued	$334,937	$583,585	$2,741,358	$23,848,008
Dividends and distributions reinvested	—	202	—	11,432
Cost of shares redeemed	(282,971)	(537,337)	(7,325,890)	(22,703,067)
Change in net assets from Reserve capital transactions	$51,966	$46,450	$(4,584,532)	$1,156,373
Service (a)
Proceeds from shares issued	$—	$—	$100	$—
Change in net assets from Service capital transactions	$—	$—	$100	$—

Total change in net assets from capital transactions	$(6,549,672)	$6,233,117	$(13,316,905)	$2,654,869

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Agency
Issued	2,206,422	4,505,821	16,559,815	44,225,473
Reinvested	841	9,438	14	19,793
Redeemed	(2,468,306)	(3,502,642)	(17,143,188)	(43,379,403)
Change in Agency Shares	(261,043)	1,012,617	(583,359)	865,863
Capital
Issued	—	—	7,244,261	31,042,350
Reinvested	—	—	1,604	76,575
Redeemed	—	—	(7,155,609)	(31,265,898)
Change in Capital Shares	—	—	90,256	(146,973)
Institutional Class
Issued	23,268,338	57,312,710	9,011,020	58,519,498
Reinvested	7,663	159,390	529	86,460
Redeemed	(28,939,213)	(52,793,160)	(14,895,985)	(58,847,026)
Change in Institutional Class Shares	(5,663,212)	4,678,940	(5,884,436)	(241,068)
Morgan
Issued	2,460,906	5,193,629	31,420,936	122,467,728
Reinvested	4	3,084	—	13,983
Redeemed	(2,525,856)	(5,220,669)	(32,162,655)	(122,738,085)
Change in Morgan Shares	(64,946)	(23,956)	(741,719)	(256,374)
Premier
Issued	1,663,044	5,350,804	70,586,647	198,769,833
Reinvested	132	13,281	—	16,219
Redeemed	(2,275,613)	(4,845,020)	(72,199,862)	(197,509,102)
Change in Premier Shares	(612,437)	519,065	(1,613,215)	1,276,950
Reserve
Issued	334,937	583,585	2,741,358	23,847,996
Reinvested	—	202	—	11,432
Redeemed	(282,971)	(537,336)	(7,325,890)	(22,703,067)
Change in Reserve Shares	51,966	46,451	(4,584,532)	1,156,361
Service (a)
Issued	—	—	100	—
Change in Service Shares	—	—	100	—

(a)	Commencement of offering of class of shares effective July 1, 2009 for 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   93

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$1,576,277	$5,157,542	$110,001	$175,773
Dividends and distributions reinvested	400	13,047	33	1,059
Cost of shares redeemed	(1,591,852)	(4,294,153)	(86,426)	(123,947)
Change in net assets from Agency capital transactions	$(15,175)	$876,436	$23,608	$52,885
Direct (a)
Proceeds from shares issued	$100	$—	$—	$—
Dividends and distributions reinvested	— (b)	—	—	—
Change in net assets from Direct capital transactions	$100	$—	$—	$—
E*Trade
Proceeds from shares issued	$—	$—	$415,718	$722,041
Dividends and distributions reinvested	—	—	100	16,659
Cost of shares redeemed	—	—	(230,411)	(972,449)
Change in net assets from E*Trade capital transactions	$—	$—	$185,407	$(233,749)
Institutional Class
Proceeds from shares issued	$19,594,243	$64,710,424	$1,262,268	$2,976,228
Dividends and distributions reinvested	7,742	132,704	1,547	4,052
Cost of shares redeemed	(18,950,539)	(63,597,183)	(560,988)	(3,162,274)
Change in net assets from Institutional Class capital transactions	$651,446	$1,245,945	$702,827	$(181,994)
Morgan
Proceeds from shares issued	$40,449,400	$102,082,926	$304,645	$886,812
Dividends and distributions reinvested	85	5,514	465	6,390
Cost of shares redeemed	(40,742,964)	(101,926,621)	(290,813)	(775,740)
Change in net assets from Morgan capital transactions	$(293,479)	$161,819	$14,297	$117,462
Premier
Proceeds from shares issued	$7,218,796	$20,859,970	$194,073	$229,549
Dividends and distributions reinvested	158	17,485	116	1,130
Cost of shares redeemed	(8,142,416)	(19,536,622)	(106,461)	(279,956)
Change in net assets from Premier capital transactions	$(923,462)	$1,340,833	$87,728	$(49,277)
Reserve
Proceeds from shares issued	$16,822,884	$38,734,625	$14,129,856	$31,236,937
Dividends and distributions reinvested	19	9,760	21	383
Cost of shares redeemed	(17,893,321)	(37,501,846)	(14,108,121)	(31,325,282)
Change in net assets from Reserve capital transactions	$(1,070,418)	$1,242,539	$21,756	$(87,962)
Service
Proceeds from shares issued	$—	$—	$5,453,493	$4,908,800
Dividends and distributions reinvested	—	—	— (b)	9
Cost of shares redeemed	—	—	(5,480,413)	(4,819,700)
Change in net assets from Service capital transactions	$—	$—	$(26,920)	$89,109

Total change in net assets from capital transactions	$(1,650,988)	$4,867,572	$1,008,703	$(293,526)

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Agency
Issued	1,576,277	5,157,542	110,001	175,773
Reinvested	400	13,047	33	1,059
Redeemed	(1,591,852)	(4,294,153)	(86,426)	(123,947)
Change in Agency Shares	(15,175)	876,436	23,608	52,885
Direct (a)
Issued	100	—	—	—
Reinvested	— (b)	—	—	—
Change in Direct Shares	100	—	—	—
E*Trade
Issued	—	—	415,718	722,041
Reinvested	—	—	100	16,659
Redeemed	—	—	(230,411)	(972,449)
Change in E*Trade Shares	—	—	185,407	(233,749)
Institutional Class
Issued	19,594,243	64,710,424	1,262,268	2,976,227
Reinvested	7,742	132,704	1,547	4,052
Redeemed	(18,950,539)	(63,597,183)	(560,988)	(3,162,273)
Change in Institutional Class Shares	651,446	1,245,945	702,827	(181,994)
Morgan
Issued	40,449,400	102,082,926	304,645	886,811
Reinvested	85	5,514	465	6,390
Redeemed	(40,742,964)	(101,926,621)	(290,813)	(775,739)
Change in Morgan Shares	(293,479)	161,819	14,297	117,462
Premier
Issued	7,218,796	20,859,970	194,073	229,549
Reinvested	158	17,485	116	1,130
Redeemed	(8,142,416)	(19,536,622)	(106,461)	(279,956)
Change in Premier Shares	(923,462)	1,340,833	87,728	(49,277)
Reserve
Issued	16,822,884	38,734,625	14,129,856	31,236,937
Reinvested	19	9,760	21	383
Redeemed	(17,893,321)	(37,501,846)	(14,108,121)	(31,325,282)
Change in Reserve Shares	(1,070,418)	1,242,539	21,756	(87,962)
Service
Issued	—	—	5,453,493	4,908,800
Reinvested	—	—	— (b)	9
Redeemed	—	—	(5,480,413)	(4,819,700)
Change in Service Shares	—	—	(26,920)	89,109

(a)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.

(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund
Class B
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Class C
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Agency
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Capital
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(j) through August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Includes insurance expense of 0.01% (See Note 7).

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.00%		$9,640	0.74	%(e)	0.00%	1.18%
1.62		13,709	0.99	(f)	1.52	1.17
4.28	(g)	7,903	0.97		4.18	1.17
4.31		6,161	0.97		4.26	1.18
1.57		5,907	0.97		3.16	1.18
1.52		5,690	1.11		1.58	1.23
0.12		8,247	1.06		0.12	1.28

0.00		10,352	0.72	(e)	0.00	1.18
1.62		11,057	0.99	(f)	1.52	1.17
4.28	(g)	5,887	0.97		4.11	1.17
4.31		1,497	0.97		4.33	1.17
1.57		611	0.97		3.21	1.18
1.52		387	1.11		1.54	1.23
0.12		661	1.07		0.13	1.28

0.22		13,389,246	0.29	(e)	0.44	0.33
2.34		14,591,611	0.27	(i)	2.27	0.32
5.02	(g)	10,640,542	0.26		4.88	0.32
5.05		10,626,102	0.26		4.95	0.33
1.93		9,357,166	0.26		3.84	0.33
2.37		12,406,388	0.26		2.35	0.33
0.93		11,669,540	0.26		0.92	0.32

0.27		99,144,112	0.19	(e)	0.53	0.23
2.44		82,462,192	0.18	(f)	2.30	0.22
5.12	(g)	43,128,647	0.16		4.98	0.22
5.15		38,644,921	0.16		5.06	0.23
1.98		29,137,733	0.16		3.97	0.23
1.55		27,693,602	0.16		2.96	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund (continued)
Cash Management
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Direct
July 17, 2009 (i) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Investor
July 1, 2009 (i) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.01% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Includes insurance expense of 0.02% (See Note 7).

SEE NOTES TO FINANCIAL STATEMENTS.

98   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.00%		$259,475	0.73	%(e)	0.00%	0.98%
1.63		334,078	0.97	(f)	1.52	0.97
4.28	(g)	323,442	0.96		4.27	0.97
4.32		28,464	0.96		4.19	0.98
1.58		82,930	0.96		3.15	0.98
1.66		97,786	0.96		1.67	0.99
0.21		84,565	0.96		0.21	0.99

0.01		376,333	0.32	(j)	0.14	0.33

0.25		43,935,803	0.23	(e)	0.50	0.28
2.40		45,721,168	0.22	(j)	2.28	0.27
5.08	(g)	28,355,614	0.20		4.95	0.27
5.11		25,408,596	0.20		5.01	0.28
1.96		21,099,369	0.20		3.91	0.28
2.43		21,516,192	0.20		2.36	0.30
0.99		26,513,965	0.20		0.99	0.32

0.00		100	0.50	(e)	0.02	0.53

0.10		6,052,051	0.52	(e)	0.22	0.53
2.09		7,939,483	0.52	(j)	2.05	0.52
4.75	(g)	7,199,661	0.51		4.64	0.52
4.79		5,961,657	0.51		4.72	0.53
1.80		3,995,204	0.51		3.61	0.53
2.08		3,771,089	0.55		2.05	0.58
0.59		3,919,246	0.59		0.59	0.63

0.13		8,891,032	0.47	(e)	0.25	0.48
2.14		10,888,362	0.47	(j)	2.08	0.47
4.82	(g)	9,105,808	0.45		4.72	0.47
4.85		7,844,932	0.45		4.75	0.48
1.83		7,450,365	0.45		3.65	0.48
2.18		8,577,924	0.15		2.22	0.48
0.73		5,887,641	0.45		0.73	0.47

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund (continued)
Reserve
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Service
July 1, 2009 (i) through August 31, 2009 (Unaudited)	1.00	—		—	(d)	—	(d)	—	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.04%		$3,234,150	0.65	%(e)	0.08%	0.73%
1.89		3,927,075	0.72	(f)	1.74	0.72
4.56	(g)	1,901,561	0.70		4.46	0.72
4.59		461,798	0.70		4.49	0.73
1.71		445,119	0.70		3.45	0.73
1.92		304,259	0.70		1.92	0.73
0.48		269,516	0.70		0.48	0.73

0.00		100	0.51	(e)	0.00	1.08

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund
Class B
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Class C
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Agency
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Capital
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.03		—	(d)	0.03		(0.03)	1.00
February 19, 2005(k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

E*Trade
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
January 8, 2009(k) through February 28, 2009	1.00	—	(d)	—		—	(d)	— (d)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Includes insurance expense of 0.01% (See Note 7).

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.00%		$25,383	0.79	%(e)	0.00%	1.20%
1.71		34,781	0.99	(f)	1.57	1.19
4.29	(g)	19,010	0.98	(h)	4.20	1.18
4.30		18,717	0.97		4.23	1.19
2.01		20,450	0.97		2.97	1.19
1.27		26,999	1.01		1.17	1.44
0.15		41,540	1.02		0.15	1.54

0.00		433,992	0.78	(e)	0.00	1.20
1.71		468,725	0.98	(j)	1.74	1.18
4.29	(g)	616,746	0.98	(h)	4.17	1.18
4.29		494,963	0.97		4.20	1.19
2.01		543,064	0.97		3.04	1.19
1.27		347,285	0.97		2.06	1.23
0.15		8,284	1.02		0.15	1.52

0.24		442,906	0.29	(e)	0.48	0.35
2.43		451,480	0.27	(j)	2.42	0.33
5.03	(g)	499,591	0.26		4.86	0.33
5.03		183,392	0.26		4.94	0.34
2.49		206,098	0.26		3.68	0.34
0.96		482,594	0.26		2.68	0.37

0.29		4,497,727	0.19	(e)	0.58	0.25
2.53		3,953,504	0.18	(f)	2.40	0.23
5.14	(g)	2,441,114	0.16		4.94	0.23
5.14		1,663,573	0.16		5.02	0.24
2.56		1,631,764	0.16		3.73	0.24
0.99		3,102,545	0.16		2.80	0.27

0.00		13,732	0.70	(e)	0.01	1.10
0.06		1,761	1.03	(e)	0.21	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (continued)
Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.03		—	(d)	0.03		(0.03)	1.00
February 19, 2005(k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Investor
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Includes insurance expense of 0.01% (See Note 7).

(j)	Includes interest expense of 0.01%.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.27%		$3,612,519	0.23	%(e)	0.51%	0.30%
2.49		2,047,234	0.22	(f)	2.36	0.28
5.10	(g)	1,211,750	0.20		5.01	0.28
5.10		1,670,013	0.20		4.96	0.29
2.53		1,882,903	0.20		3.77	0.29
0.98		1,452,881	0.20		2.76	0.32

0.12		613,390	0.54	(e)	0.25	0.55
2.17		714,135	0.52	(i)	2.16	0.53
4.77	(g)	745,382	0.51		4.74	0.53
4.77		1,841,427	0.51		4.69	0.54
2.32		1,685,923	0.51		3.44	0.54
1.77		1,962,817	0.52		1.58	0.55
0.65		3,898,608	0.52		0.65	0.54

0.09		3,061,759	0.60	(e)	0.18	0.65
2.09		3,567,073	0.60	(i)	2.05	0.63
4.69	(g)	3,322,087	0.60	(j)	4.57	0.63
4.69		2,783,868	0.59		4.62	0.64
2.26		1,889,908	0.59		3.56	0.64
0.84		253,991	0.59		2.36	0.64

0.15		615,653	0.48	(e)	0.30	0.50
2.23		660,906	0.46	(i)	2.27	0.48
4.84	(g)	754,089	0.45		4.68	0.48
4.84		545,911	0.45		4.77	0.49
2.36		316,397	0.45		3.61	0.49
0.89		80,814	0.45		2.52	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (continued)
Reserve
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Service
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 15, 2005(k) through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.01% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Includes insurance expense of 0.02% (See Note 7).

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.05%		$552,620	0.68	%(e)	0.12%	0.75%
1.98		832,849	0.71	(f)	2.09	0.73
4.57	(g)	1,951,990	0.71	(h)	4.48	0.73
4.58		1,461,304	0.70		4.41	0.74
2.19		2,564,187	0.70		3.25	0.74
1.53		3,569,531	0.75		1.48	0.78
0.40		4,372,583	0.77		0.40	0.79

0.00		439,909	0.81	(e)	0.00	1.10
1.62		768,490	1.07	(j)	1.43	1.09
4.23	(g)	17	1.04		4.14	1.08
4.27		16	1.00		4.19	1.09
1.89		15	1.00		3.00	1.10

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Government Money Market Fund
Agency
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Capital (h)
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Direct
July 17, 2009 (j) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—		0.02		(0.02)	1.00
February 19, 2005(j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Investor
July 1, 2009 (j) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—		0.02		(0.02)	1.00
February 19, 2005(j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.01% (See Note 7).

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Effective February 19, 2005, Class I was renamed Capital.

(i)	Includes insurance expense of 0.02% (See Note 7).

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.12%		$10,855,850	0.27	%(e)	0.24%	0.31%
1.81		12,778,607	0.27	(e)	1.60	0.32
4.82	(f)	5,168,268	0.26		4.65	0.32
5.00		3,890,478	0.26		4.91	0.33
2.48		3,516,960	0.24		3.65	0.33
1.95		4,045,754	0.24		2.55	0.32
0.87		98,212	0.24		0.86	0.24

0.17		67,070,563	0.17	(e)	0.33	0.21
1.92		53,014,849	0.18	(i)	1.58	0.22
4.92	(f)	15,643,602	0.16		4.64	0.21
5.10		6,985,294	0.16		4.94	0.23
2.54		11,330,299	0.14		3.89	0.23
2.05		4,529,318	0.14		1.94	0.17
0.97		7,157,361	0.14		0.96	0.14

0.00		111,180	0.30		0.06	0.30

0.15		26,074,560	0.21	(e)	0.29	0.26
1.88		24,864,451	0.22	(i)	1.56	0.27
4.88	(f)	7,023,964	0.20		4.58	0.26
5.06		2,065,993	0.20		4.94	0.28
2.50		2,314,372	0.20		3.76	0.28
0.94		2,017,162	0.20		2.66	0.28

0.00		100	0.38		0.00	0.50

0.01		2,887,054	0.50	(e)	0.02	0.61
1.48		4,990,436	0.60	(e)	1.39	0.62
4.48	(f)	3,356,978	0.59		4.38	0.62
4.65		3,245,121	0.59		4.58	0.63
2.24		2,648,298	0.59		3.34	0.63
0.81		2,445,422	0.59		2.26	0.63

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Government Money Market Fund (continued)
Premier
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—		0.02		(0.02)	1.00
February 19, 2005(h) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Service
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 15, 2005(h) through February 28, 2006 (g)	1.00	0.02		—		0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.01% (See Note 7).

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.04%		$5,561,989	0.43%		0.06%	0.46%
1.62		3,389,001	0.46	(e)	1.47	0.47
4.62	(f)	1,856,533	0.45		4.49	0.47
4.80		1,624,006	0.45		4.69	0.48
2.37		1,957,807	0.39		3.56	0.48
1.79		1,416,600	0.39		1.94	0.44
0.72		728,456	0.39		0.71	0.39

0.00		103,626	0.52	(e)	0.00	0.71
1.37		181,072	0.71	(e)	1.47	0.71
4.36	(f)	280,327	0.70		4.30	0.72
4.54		343,592	0.70		4.37	0.73
2.17		719,836	0.69		3.23	0.73
0.77		749,475	0.69		2.19	0.73

0.00		378,261	0.52	(e)	0.00	1.06
1.04		597,506	1.00	(e)	0.44	1.07
4.01	(f)	252	1.05		3.00	1.06
4.23		16	1.00		4.15	1.07
1.87		15	1.00		2.97	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund
Class B
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—		$—	(d)	$—	(d)	$—	$1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Class C
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Agency
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(h) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Direct
July 17, 2009 (h) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(h) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02% (See Note 7).

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

(i)	Includes insurance expense of 0.01% (See Note 7).

SEE NOTES TO FINANCIAL STATEMENTS.

112   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.00%		$1,550	0.37	%(e)	0.00%	1.17%
0.58		1,814	0.69	(e)	0.46	1.17
3.63	(f)	1,542	0.97		3.60	1.17
4.22		1,528	0.97		4.15	1.18
1.90		1,819	0.97		2.82	1.19
1.25		2,358	0.87		1.18	1.42
0.24		2,860	0.82		0.24	1.52

0.00		97,454	0.38	(e)	0.00	1.18
0.58		161,891	0.68	(e)	0.44	1.18
3.63	(f)	93,532	0.97		3.21	1.17
4.22		28,026	0.97		4.18	1.18
1.90		21,148	0.97		2.82	1.19
1.25		27,589	0.96		1.90	1.21
0.24		548	0.83		0.24	1.53

0.05		2,216,925	0.27	(e)	0.09	0.32
1.05		2,824,679	0.28	(e)	0.72	0.33
4.37	(f)	1,019,655	0.26		4.13	0.32
4.96		896,961	0.26		4.85	0.33
2.38		894,875	0.26		3.55	0.34
0.89		898,116	0.26		2.52	0.32

0.00		60,412	0.28		0.00	0.30

0.08		15,721,964	0.21	(i)	0.15	0.27
1.12		12,044,908	0.22	(e)	0.73	0.28
4.43	(f)	6,073,940	0.20		3.92	0.27
5.03		1,009,749	0.20		4.87	0.28
2.42		4,151,409	0.20		3.72	0.29
0.92		1,705,565	0.20		2.61	0.27

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund (continued)
Investor
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19 2005(i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Reserve
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Service
July 1, 2009 (i) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02% (See Note 7).

(f)	Includes insurance expense of 0.01% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.00%		$858,142	0.37	%(e)	0.00%	0.53%
0.84		1,126,084	0.49	(f)	0.84	0.52
4.11	(g)	1,370,557	0.51		4.11	0.52
4.70		1,854,344	0.51		4.60	0.53
2.21		1,987,416	0.51		3.27	0.54
1.52		2,509,650	0.52		1.56	0.52
0.55		2,920,637	0.52		0.54	0.52

0.00		1,359,978	0.37	(e)	0.00	0.62
0.79		1,648,642	0.53	(e)	0.75	0.62
4.02	(g)	1,939,331	0.59		3.95	0.62
4.62		1,909,921	0.59		4.59	0.63
2.16		875,609	0.59		3.20	0.64
0.78		812,795	0.59		2.20	0.62

0.00		1,675,247	0.36	(f)	0.00	0.47
0.88		1,393,368	0.45	(e)	0.77	0.47
4.17	(g)	1,132,622	0.45		4.07	0.47
4.76		1,424,189	0.45		4.68	0.48
2.25		1,164,950	0.45		3.36	0.49
0.83		1,009,503	0.45		2.32	0.47

0.00		1,517,128	0.37	(e)	0.00	0.72
0.72		2,020,603	0.57	(e)	0.54	0.73
3.91	(g)	1,231,644	0.70		3.85	0.72
4.50		876,221	0.70		4.36	0.73
2.08		1,504,955	0.70		3.10	0.74
1.38		1,737,775	0.74		1.40	0.75
0.29		1,702,965	0.77		0.29	0.77

0.00		100	0.29		0.00	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Federal Money Market Fund
Agency
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(h) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.01% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.10%	$1,322,103	0.27	%(e)	0.20%	0.31%
1.76	1,583,121	0.28	(f)	1.50	0.32
4.77	570,445	0.26		4.47	0.32
4.96	172,324	0.26		4.82	0.33
1.89	200,822	0.26		3.74	0.34
2.27	203,604	0.26		2.17	0.34
0.85	389,465	0.26		0.85	0.33

0.13	12,553,415	0.21	(e)	0.27	0.26
1.82	18,216,366	0.21	(e)	1.70	0.27
4.83	13,536,697	0.20		4.64	0.27
5.02	5,692,265	0.20		4.95	0.28
1.92	2,266,888	0.20		3.86	0.23
2.34	1,817,800	0.20		2.36	0.31
0.91	1,271,387	0.20		0.90	0.32

0.00	206,851	0.47	(e)	0.00	0.61
1.42	271,793	0.60	(e)	1.42	0.62
4.42	295,739	0.59		4.29	0.62
4.61	235,377	0.59		4.53	0.63
1.72	206,926	0.59		3.44	0.64
1.88	220,885	0.64		1.85	0.72
0.41	238,643	0.70		0.40	0.79

0.02	1,036,068	0.43	(e)	0.05	0.46
1.57	1,648,481	0.46	(e)	1.47	0.47
4.57	1,128,873	0.45		4.41	0.47
4.76	604,858	0.45		4.62	0.48
1.79	756,761	0.45		3.52	0.49
2.08	1,502,964	0.45		2.13	0.49
0.66	1,057,504	0.45		0.65	0.48

0.00	126,906	0.46	(e)	0.00	0.71
1.32	74,937	0.70	(f)	1.06	0.72
4.31	28,485	0.70		4.08	0.72
4.50	1,251	0.70		4.45	0.73
1.67	760	0.70		3.30	0.74
1.21	1,093	0.70		2.65	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund
Agency
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Capital
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005(g) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	—		— (d)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

118   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	0.00%		$1,589,315	0.24%	0.00%	0.30%
1.00	1.03		2,172,668	0.25	0.97	0.31
1.00	4.13	(e)	1,306,725	0.26	3.94	0.32
1.00	4.74		556,544	0.26	4.63	0.33
1.00	1.77		1,098,879	0.24	3.56	0.34
1.00	2.10		738,403	0.24	2.09	0.33
1.00	0.79		784,065	0.25	0.78	0.32

1.00	0.04		7,705,475	0.16	0.08	0.20
1.00	1.13		7,615,191	0.16	1.12	0.21
1.00	4.24	(e)	7,761,701	0.16	3.75	0.22
1.00	4.84		1,382,765	0.16	4.72	0.23
1.00	1.82		1,380,249	0.14	3.61	0.24
1.00	1.40		1,670,983	0.14	2.64	0.23

1.00	0.02		6,882,170	0.20	0.04	0.25
1.00	1.09		12,766,575	0.20	1.06	0.26
1.00	4.20	(e)	13,006,895	0.20	3.75	0.27
1.00	4.80		2,784,927	0.20	4.72	0.28
1.00	1.79		1,579,514	0.20	3.59	0.29
1.00	2.14		1,318,264	0.20	2.07	0.30
1.00	0.84		1,976,796	0.20	0.84	0.31

1.00	0.00		1,361,357	0.24	0.00	0.60
1.00	0.77		2,103,069	0.53	0.75	0.61
1.00	3.79	(e)	2,359,306	0.59	3.67	0.62
1.00	4.39		1,893,320	0.59	4.29	0.63
1.00	1.59		1,913,521	0.59	3.18	0.64
1.00	1.75		2,032,558	0.59	1.75	0.66
1.00	0.45		1,868,692	0.59	0.43	0.69

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund (continued)
Premier
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	$—		$—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Reserve
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005(g) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Service
July 1, 2009 (g) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—		—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	0.00%		$2,016,143	0.24%	0.00%	0.45%
1.00	0.87		3,629,348	0.41	0.80	0.46
1.00	3.94	(e)	2,352,252	0.45	3.74	0.47
1.00	4.54		1,291,467	0.45	4.45	0.48
1.00	1.69		1,507,936	0.39	3.48	0.49
1.00	1.92		1,010,061	0.41	2.08	0.48
1.00	0.58		564,734	0.46	0.57	0.47

1.00	0.00		335,853	0.24	0.00	0.70
1.00	0.68		4,920,380	0.59	0.63	0.71
1.00	3.68	(e)	3,763,803	0.70	3.33	0.72
1.00	4.27		785,951	0.70	4.37	0.72
1.00	1.54		2,663	0.68	3.21	0.74
1.00	1.11		968	0.68	2.37	0.73

1.00	0.00		100	0.24	0.00	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Tax Free Money Market Fund
Agency
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Direct
July 17, 2009 (h) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.04% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

(h)	Commencement of offering of class of shares.

(i)	Includes insurance expense of 0.09% (See Note 7).

SEE NOTES TO FINANCIAL STATEMENTS.

122   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.14%	$1,396,911	0.30	%(e)	0.28%	0.34%
1.64	1,412,071	0.28	(f)	1.57	0.33
3.30	535,484	0.26		3.21	0.32
3.31	288,068	0.26		3.26	0.32
1.31	444,492	0.26		2.63	0.33
1.77	904,664	0.26		1.74	0.33
0.81	1,173,270	0.26		0.82	0.32

0.00	100	0.34	(i)	0.11	0.34

0.17	14,393,116	0.24	(e)	0.33	0.29
1.70	13,741,504	0.22	(f)	1.72	0.27
3.37	12,493,562	0.20		3.27	0.27
3.37	8,255,381	0.20		3.32	0.27
1.34	9,465,973	0.20		2.69	0.28
1.83	8,973,878	0.20		1.81	0.30
0.87	8,684,334	0.20		0.87	0.31

0.02	626,856	0.54	(e)	0.04	0.64
1.30	920,327	0.61	(f)	1.25	0.62
2.96	758,385	0.59		2.93	0.62
2.97	570,935	0.59		3.00	0.62
1.15	465,810	0.59		2.37	0.63
1.43	557,839	0.59		1.43	0.66
0.48	566,501	0.59		0.48	0.68

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   123

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Tax Free Money Market Fund (continued)
Premier
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
February 19, 2005(h) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.04% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.05%	$4,497,215	0.47	%(e)	0.11%	0.49%
1.45	5,420,621	0.47	(f)	1.40	0.47
3.11	4,079,130	0.45		2.96	0.47
3.10	2,078,846	0.45		3.07	0.47
1.22	6,120,346	0.45		2.47	0.48
1.58	4,686,356	0.45		1.57	0.48
0.62	4,038,922	0.45		0.62	0.47

0.00	7,420,129	0.57	(e)	0.01	0.74
1.19	8,490,457	0.72	(f)	1.17	0.72
2.85	7,246,804	0.70		2.75	0.72
2.86	4,631,440	0.70		2.92	0.72
1.09	2,829	0.70		2.17	0.73
0.86	2,423	0.70		1.71	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   125

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Municipal Money Market Fund
Agency
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005(i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

E*Trade
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
January 17, 2006(i) through February 28, 2006 (h)	1.00	—	(d)	—		—	(d)	— (d)	—		— (d)

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005(i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
February 19, 2005(i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.04% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	0.28%		$96,074	0.30	%(e)	0.55%	0.36%
1.00	1.78		72,466	0.28	(f)	1.69	0.34
1.00	3.33	(g)	19,577	0.26		3.20	0.34
1.00	3.35		16,427	0.26		3.22	0.34
1.00	1.71		45,534	0.26		2.71	0.34
1.00	0.75		17	0.26		2.34	0.32

1.00	0.01		1,555,588	0.83	(e)	0.01	1.11
1.00	1.06		1,370,189	0.99	(f)	1.08	1.09
1.00	2.57	(g)	1,603,907	1.00		2.55	1.09
1.00	2.59		1,723,433	1.00		2.60	1.08
1.00	0.25		307,366	1.00		2.11	1.09

1.00	0.31		1,168,722	0.24	(e)	0.58	0.31
1.00	1.84		465,898	0.22	(f)	1.83	0.29
1.00	3.39	(g)	647,885	0.20		3.37	0.29
1.00	3.41		236,421	0.20		3.36	0.28
1.00	1.75		249,762	0.20		2.71	0.29
1.00	0.77		84,755	0.20		2.27	0.28

1.00	0.11		444,899	0.63	(e)	0.22	0.66
1.00	1.45		430,604	0.61	(f)	1.41	0.64
1.00	2.99	(g)	313,132	0.59		2.94	0.64
1.00	3.01		315,046	0.59		2.97	0.63
1.00	1.49		248,123	0.59		2.33	0.64
1.00	0.63		36,495	0.59		1.79	0.63

1.00	0.18		164,702	0.49	(e)	0.33	0.51
1.00	1.59		76,975	0.47	(f)	1.60	0.49
1.00	3.13	(g)	126,250	0.45		3.25	0.49
1.00	3.16		1,037,219	0.45		3.11	0.48
1.00	1.58		906,870	0.45		2.36	0.48
1.00	1.42		827,335	0.45		1.39	0.51
1.00	0.61		867,509	0.45		0.60	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   127

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Municipal Money Market Fund (continued)
Reserve
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	—		— (d)

Service
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)	—	(d)	(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 15, 2005(j) through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.04% (See Note 7).

(f)	Includes insurance expense of 0.01% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Includes insurance expense of 0.03% (See Note 7).

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	0.06%		$159,713	0.72	%(e)	0.12%	0.76%
1.00	1.34		137,957	0.71	(f)	1.36	0.74
1.00	2.87	(g)	225,916	0.70		2.85	0.74
1.00	2.90		113,653	0.70		2.85	0.73
1.00	1.41		173,362	0.70		2.09	0.73
1.00	1.16		373,788	0.70		1.13	0.76
1.00	0.36		375,729	0.70		0.35	0.78

1.00	0.00		62,204	0.86	(e)	0.00	1.11
1.00	1.01		89,126	1.03	(i)	0.78	1.10
1.00	2.53	(g)	16	1.04		2.49	1.09
1.00	2.59		15	1.00		2.55	1.09
1.00	1.16		15	1.00		1.85	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Prime Money Market Fund	Class B, Class C, Agency, Capital, Cash Management, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM I	Diversified
Liquid Assets Money Market Fund	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Government Money Market Fund	Agency, Capital, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Treasury Plus Money Market Fund	Class B, Class C, Agency, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
Federal Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified
Tax Free Money Market Fund	Agency, Direct, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
Municipal Money Market Fund	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service	JPM II	Diversified

E*Trade Shares commenced operations on January 8, 2009, for the Liquid Assets Money Market Fund.

Direct Shares commenced operations on July 17, 2009, for Prime Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Tax Free Money Market Fund.

Investor Shares commenced operations on July 1, 2009, for Prime Money Market Fund and U.S. Government Money Market Fund.

Service Shares commenced operations on July 1, 2009, for Prime Money Market Fund, U.S. Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund.

All share classes of the U.S. Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectuses.

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Agency, Capital, Cash Management, Direct, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Effective November 1, 2009, Class B Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

130   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2009, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Prime Money Market Fund #
Total Investments in Securities	$—	$177,110,255	$—	$177,110,255

Liquid Assets Money Market Fund #
Total Investments in Securities	$—	$14,506,352	$—	$14,506,352

U.S. Government Money Market Fund #
Total Investments in Securities	$—	$113,610,924	$—	$113,610,924

U.S. Treasury Plus Money Market Fund #
Total Investments in Securities	$—	$23,960,691	$—	$23,960,691

Federal Money Market Fund #
Total Investments in Securities	$—	$15,240,146	$—	$15,240,146

100% U.S. Treasury Securities Money Market Fund #
Total Investments in Securities	$—	$20,891,316	$—	$20,891,316

Tax Free Money Market Fund #
Total Investments in Securities	$—	$28,609,004	$—	$28,609,004

Municipal Money Market Fund #
Total Investments in Securities	$—	$3,649,023	$—	$3,649,023

#	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (SOI). Please refer to the SOI for specifics of the portfolio holdings.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. Each Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

For the six months ended August 31, 2009, the Funds did not invest in any money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2009, the annualized effective rate was 0.06% of each Fund’s average daily net assets.

The Administrator waived Administrative fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class B, Class C, Cash Management, E*Trade, Morgan, Reserve, and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, Institutional Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class B	Class C	Cash Management	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	0.75%	0.50%	n/a	n/a	0.25%	0.60%
Liquid Assets Money Market Fund	0.75	0.75	n/a	0.60%	0.10%	0.25	0.60
U.S. Government Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	0.60
U.S. Treasury Plus Money Market Fund	0.75	0.75	n/a	n/a	0.10	0.25	0.60
Federal Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	0.60
Tax Free Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	n/a	n/a	0.60	0.10	0.25	0.60

132   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the six months ended August 31, 2009, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$40
Liquid Assets Money Market Fund	86
U.S. Treasury Plus Money Market Fund	4

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	E*Trade
Prime Money Market Fund	0.25%	0.25%	0.15%	0.05%	0.30%	0.15%	n/a
Liquid Assets Money Market Fund	0.25	0.25	0.15	0.05	n/a	n/a	0.30%
U.S. Government Money Market Fund	n/a	n/a	0.15	0.05	n/a	0.15%	n/a
U.S. Treasury Plus Money Market Fund	0.25	0.25	0.15	n/a	n/a	0.15%	n/a
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.15%	n/a
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	0.30

	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	0.10%	0.35%	0.35%	0.30%	0.30%	0.30%
Liquid Assets Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Government Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Treasury Plus Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30
Federal Money Market Fund	0.10	n/a	0.35	0.30	0.30	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	0.35	0.30	0.30	0.30
Tax Free Money Market Fund	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.10	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan and insurance expense related to participation in the U.S. Treasury Department’s Temporary Guarantee Program as described in Note 7) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital*	Cash Management	Direct	E*Trade
Prime Money Market Fund	0.97%	0.97%	0.26%	0.18%	0.96%	0.30%	n/a
Liquid Assets Money Market Fund	0.97	0.97	0.26	0.18	n/a	n/a	1.00%
U.S. Government Money Market Fund	n/a	n/a	0.26	0.18	n/a	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.97	0.97	0.26	n/a	n/a	0.30	n/a
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	0.30	n/a
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	1.00

	Institutional Class**	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	0.21%	0.51%	0.52%	0.45%	0.70%	1.05%
Liquid Assets Money Market Fund	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Government Money Market Fund	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Treasury Plus Money Market Fund	0.21	0.51	0.59	0.45	0.70	1.05
Federal Money Market Fund	0.21	n/a	0.59	0.45	0.70	n/a
100% U.S. Treasury Securities Money Market Fund	0.21	n/a	0.59	0.45	0.70	1.05
Tax Free Money Market Fund	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	0.21	n/a	0.59	0.45	0.70	1.05

*	Prior to July 1, 2009, the contractual expense limitation was 0.16%.

**	Prior to July 1, 2009, the contractual expense limitation was 0.20%.

The contractual expense limitation agreements were in effect for the six months ended August 31, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2010.

For the six months ended August 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Prime Money Market Fund	$—	$30,355	$30,355	$—
Liquid Assets Money Market Fund	146	2,660	2,806	126
U.S. Government Money Market Fund	—	19,275	19,275	664
U.S. Treasury Plus Money Market Fund	—	5,144	5,144	330
Federal Money Market Fund	—	4,064	4,064	—
100% U.S. Treasury Securities Money Market Fund	—	3,676	3,676	—
Tax Free Money Market Fund	—	3,985	3,985	—
Municipal Money Market Fund	—	942	942	34

	Voluntary Waivers
	Administration	Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$—	$2,440	$1,674	$4,114
Liquid Assets Money Market Fund	46	202	1,878	2,126
U.S. Government Money Market Fund	—	4,151	2,566	6,717
U.S. Treasury Plus Money Market Fund	—	3,808	3,288	7,096
Federal Money Market Fund	—	525	246	771
100% U.S. Treasury Securities Money Market Fund	—	7,440	2,974	10,414
Tax Free Money Market Fund	—	1,846	6,362	8,208
Municipal Money Market Fund	—	17	1,629	1,646

134   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended August 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the six months ended August 31, 2009 were as follows (amounts in thousands):

	Distribution		Shareholder Servicing
Prime Money Market Fund
Class B	$45		$15
Class C	40		13
Agency	—		9,857
Capital	—		23,257
Cash Management	743		446
Direct	—		27
Institutional Class	—		20,866
Investor	—	(a)	—
Morgan	—		12,526
Premier	—		14,936
Reserve	4,522		5,427
Service	—	(a)	—	(a)
	$5,350		$87,370
Liquid Assets Money Market Fund
Class B	$117		$39
Class C	1,733		578
Agency	—		288
Capital	—		1,080
E*Trade	25		13
Institutional Class	—		1,249
Investor	—		1,223
Morgan	1,653		5,785
Premier	—		911
Reserve	902		1,082
Service	1,733		867
	$6,163		$13,115
U.S. Government Money Market Fund
Agency	$—		$8,862
Capital	—		14,996
Direct	—		8
Institutional Class	—		12,656
Investor	—	(a)	—
Morgan	1,912		6,691

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   135

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

	Distribution		Shareholder Servicing
U.S. Government Money Market Fund (continued)
Premier	—		8,306
Reserve	170		203
Service	1,526		763
	$3,608		$52,485
U.S. Treasury Plus Money Market Fund
Class B	$6		$2
Class C	475		158
Agency	—		1,729
Direct	—		5
Institutional Class	—		8,233
Investor	—		1,925
Morgan	753		2,637
Premier	—		2,161
Reserve	2,218		2,659
Service	—	(a)	—	(a)
	$3,452		$19,509
Federal Money Market Fund
Agency	$—		$1,010
Institutional Class	—		7,592
Morgan	125		437
Premier	—		2,093
Reserve	174		209
	$299		$11,341
100% U.S. Treasury Securities Money Market Fund
Agency	$—		$1,418
Capital	—		1,757
Institutional Class	—		4,152
Morgan	857		3,000
Premier	—		4,147
Reserve	2,119		2,543
Service	—	(a)	—	(a)
	$2,976		$17,017
Tax Free Money Market Fund
Agency	$—		$1,110
Direct	—		—	(a)
Institutional Class	—		7,556
Morgan	406		1,422
Premier	—		7,867
Reserve	10,135		12,162
	$10,541		$30,117
Municipal Money Market Fund
Agency	$—		$54
E*Trade	4,449		2,225
Institutional Class	—		392
Morgan	220		770
Premier	—		149
Reserve	202		242
Service	228		114
	$5,099		$3,946

(a)	Amount rounds to less than $1,000.

136   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

As of August 31, 2009, the Liquid Assets Money Market Fund had no outstanding loans from another fund. Average loans for the six months ended August 31, 2009, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$16,110	1	$2

Interest earned, if any, as a result of lending money to another fund as of August 31, 2009 is included in Income from interfund lending (net) in the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2009, or at any time during the six months then ended.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisors have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ outstanding shares for Prime Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund.

Additionally, Municipal Money Market Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

7. U.S. Treasury’s Guarantee Program

The Funds were eligible to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the U.S. Treasury Department (the “Treasury”) guaranteed to beneficial shareholders that they would receive one dollar (“stable share price”) for each share held in a participating money market fund as of the close of business on September 19, 2008. The guarantee would have been triggered if, after the close of business on September 19, 2008, a participating fund’s per share net asset value fell below 99.5% of the stable share price.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   137

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Any increase in the number of shares held in a participating fund after the close of business on September 19, 2008, or an investment in another participating fund after that date, was not guaranteed. If an investor held less than the number of shares originally held in a participating fund on September 19, 2008, on the date the guarantee would have been triggered, only the number of shares held on that later date would have been covered. In addition, if an investor closed an account where the shares were held on September 19, 2008, or transferred shares from such an account to a new account after that date, the shares would not have been covered.

All Funds, with the exception of 100% U.S. Treasury Securities Money Market Fund, participated in the Program for the period September 19, 2008 through December 18, 2008, the Program’s initial expiration date. The Treasury extended the Program through April 30, 2009 and again extended the program through September 18, 2009. All Funds, with the exception of 100% U.S. Treasury Securities Money Market Fund, continued to participate in the Program through the extended expiration date of April 30, 2009. All Funds, with the exception of U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund continued to participate in the Program through the extended expiration date of September 18, 2009. The Program expired on September 19, 2009.

Fees associated with the Program were based on a Fund’s outstanding shares as of September 19, 2008 (“Initial Outstanding Shares”). Each of the Funds that participated in the Program paid the Treasury a fee of 0.01% of Initial Outstanding Shares for the period September 19, 2008 through December 18, 2008, and, for those Funds that participated in the Program extensions, 0.015% of Initial Outstanding Shares for each of the following extension periods: December 19, 2008 through April 30, 2009 and May 1, 2009 through September 18, 2009.

Fees are recorded in Insurance expense on the Statements of Operations. This expense was borne by the Funds participating in the Program without regard to any expense limitation currently in effect for the Funds. All shareholders of each participating Fund bore this cost without regard to the extent of their coverage under the Program.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, The One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, any series thereof, the JPMorgan Prime Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through October 29, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

138   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2009, and continued to hold your shares at the end of the reporting period, August 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
Prime Money Market Fund
Class B
Actual*	$1,000.00	$1,000.00	$3.73	0.74%
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class C
Actual*	1,000.00	1,000.00	3.63	0.72
Hypothetical*	1,000.00	1,021.58	3.67	0.72
Agency
Actual*	1,000.00	1,002.20	1.46	0.29
Hypothetical*	1,000.00	1,023.74	1.48	0.29
Capital
Actual*	1,000.00	1,002.70	0.96	0.19
Hypothetical*	1,000.00	1,024.25	0.97	0.19
Cash Management
Actual*	1,000.00	1,000.00	3.68	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73
Direct
Actual*	1,000.00	1,002.00	0.40	0.32
Hypothetical**	1,000.00	1,023.59	1.63	0.32
Institutional Class
Actual*	1,000.00	1,002.50	1.16	0.23
Hypothetical*	1,000.00	1,024.05	1.17	0.23
Investor
Actual*	1,000.00	1,001.00	0.25	0.15
Hypothetical***	1,000.00	1,024.45	0.77	0.15

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   139

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
Prime Money Market Fund (continued)
Morgan
Actual*	$1,000.00	$1,001.00	$2.62	0.52%
Hypothetical*	1,000.00	1,022.58	2.65	0.52
Premier
Actual*	1,000.00	1,001.30	2.37	0.47
Hypothetical*	1,000.00	1,022.84	2.40	0.47
Reserve
Actual*	1,000.00	1,000.40	3.28	0.65
Hypothetical*	1,000.00	1,021.93	3.31	0.65
Service
Actual*	1,000.00	1,000.00	0.87	0.51
Hypothetical***	1,000.00	1,022.63	2.60	0.51

Liquid Assets Money Market Fund
Class B
Actual*	1,000.00	1,000.00	3.98	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class C
Actual*	1,000.00	1,000.00	3.93	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78
Agency
Actual*	1,000.00	1,002.40	1.46	0.29
Hypothetical*	1,000.00	1,023.74	1.48	0.29
Capital
Actual*	1,000.00	1,002.90	0.96	0.19
Hypothetical*	1,000.00	1,024.25	0.97	0.19
E*Trade
Actual*	1,000.00	1,000.00	3.53	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70
Institutional Class
Actual*	1,000.00	1,002.70	1.16	0.23
Hypothetical*	1,000.00	1,024.05	1.17	0.23
Investor
Actual*	1,000.00	1,001.20	2.72	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Morgan
Actual*	1,000.00	1,000.90	3.03	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Premier
Actual*	1,000.00	1,001.50	2.42	0.48
Hypothetical*	1,000.00	1,022.79	2.45	0.48
Reserve
Actual*	1,000.00	1,000.50	3.43	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Service
Actual*	1,000.00	1,000.00	4.08	0.81
Hypothetical*	1,000.00	1,021.12	4.13	0.81

140   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Beginning Account Value March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
U.S. Government Money Market Fund
Agency
Actual*	$1,000.00	$1,001.20	$1.36	0.27%
Hypothetical*	1,000.00	1,023.84	1.38	0.27
Capital
Actual*	1,000.00	1,001.70	0.86	0.17
Hypothetical*	1,000.00	1,024.35	0.87	0.17
Direct
Actual*	1,000.00	1,000.90	0.38	0.30
Hypothetical**	1,000.00	1,023.69	1.53	0.30
Institutional Class
Actual*	1,000.00	1,001.50	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Investor
Actual*	1,000.00	1,000.20	0.05	0.03
Hypothetical***	1,000.00	1,025.05	0.15	0.03
Morgan
Actual*	1,000.00	1,000.10	2.52	0.50
Hypothetical*	1,000.00	1,022.68	2.55	0.50
Premier
Actual*	1,000.00	1,000.40	2.17	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43
Reserve
Actual*	1,000.00	1,000.00	2.62	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52
Service
Actual*	1,000.00	1,000.00	2.62	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52

U.S. Treasury Plus Money Market Fund
Class B
Actual*	1,000.00	1,000.00	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37
Class C
Actual*	1,000.00	1,000.00	1.92	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38
Agency
Actual*	1,000.00	1,000.50	1.36	0.27
Hypothetical*	1,000.00	1,023.84	1.38	0.27
Direct
Actual*	1,000.00	1,000.00	0.35	0.28
Hypothetical**	1,000.00	1,023.79	1.43	0.28
Institutional Class
Actual*	1,000.00	1,000.80	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Investor
Actual*	1,000.00	1,000.00	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37
Morgan
Actual*	1,000.00	1,000.00	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   141

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
U.S. Treasury Plus Money Market Fund (continued)
Premier
Actual*	$1,000.00	$1,000.00	$1.81	0.36%
Hypothetical*	1,000.00	1,023.39	1.84	0.36
Reserve
Actual*	1,000.00	1,000.00	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37
Service
Actual*	1,000.00	998.20	0.49	0.29
Hypothetical***	1,000.00	1,023.74	1.48	0.29

Federal Money Market Fund
Agency
Actual*	1,000.00	1,001.00	1.36	0.27
Hypothetical*	1,000.00	1,023.84	1.38	0.27
Institutional Class
Actual*	1,000.00	1,001.30	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Morgan
Actual*	1,000.00	1,000.00	2.37	0.47
Hypothetical*	1,000.00	1,022.84	2.40	0.47
Premier
Actual*	1,000.00	1,000.20	2.17	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43
Reserve
Actual*	1,000.00	1,000.00	2.32	0.46
Hypothetical*	1,000.00	1,022.89	2.35	0.46

100% U.S. Treasury Securities Money Market Fund
Agency
Actual*	1,000.00	1,000.00	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Capital
Actual*	1,000.00	1,000.40	0.81	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Institutional Class
Actual*	1,000.00	1,000.20	1.01	0.20
Hypothetical*	1,000.00	1,024.20	1.02	0.20
Morgan
Actual*	1,000.00	1,000.00	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Premier
Actual*	1,000.00	1,000.00	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Reserve
Actual*	1,000.00	1,000.00	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Service
Actual*	1,000.00	1,000.00	0.41	0.24
Hypothetical***	1,000.00	1,024.00	1.22	0.24

142   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Beginning Account Value March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
Tax Free Money Market Fund
Agency
Actual*	$1,000.00	$1,001.40	$1.51	0.30%
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Direct
Actual*	1,000.00	1,001.20	0.43	0.34
Hypothetical**	1,000.00	1,023.49	1.73	0.34
Institutional Class
Actual*	1,000.00	1,001.70	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Morgan
Actual*	1,000.00	1,000.20	2.72	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Premier
Actual*	1,000.00	1,000.50	2.37	0.47
Hypothetical*	1,000.00	1,022.84	2.40	0.47
Reserve
Actual*	1,000.00	1,000.00	2.87	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57

Municipal Money Market Fund
Agency
Actual*	1,000.00	1,002.80	1.51	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
E*Trade
Actual*	1,000.00	1,000.10	4.18	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83
Institutional Class
Actual*	1,000.00	1,003.10	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Morgan
Actual*	1,000.00	1,001.10	3.18	0.63
Hypothetical*	1,000.00	1,022.03	3.21	0.63
Premier
Actual*	1,000.00	1,001.80	2.47	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49
Reserve
Actual*	1,000.00	1,000.60	3.63	0.72
Hypothetical*	1,000.00	1,021.58	3.67	0.72
Service
Actual*	1,000.00	1,000.00	4.34	0.86
Hypothetical*	1,000.00	1,020.87	4.38	0.86

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 46/365 (to reflect the actual period). Direct Shares commenced operations on July 17, 2009.

***	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the actual period). Investor and Service Shares Shares commenced operations on July 1, 2009.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   143

Board Approval of Investment Advisory Agreements
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-today management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees

144   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds. The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc., (“JPMDS”) affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, and Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Federal Money Market Fund, and Tax Free Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

With respect to the Funds, the Trustees considered the Lipper performance data and other information provided by the Advisor for each of the Funds. The Trustees noted the generally superior performance of the Funds and recognized that instances of lower performance were directly related to class-specific fees and expenses and the Advisor’s investment approach during the market events over the past year. The Trustees then requested and received information with respect to each Fund’s gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund’s gross

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   145

Board Approval of Investment Advisory Agreements
(Unaudited) (continued)

performance information for its most recent one-year period. The Trustees concluded that such performance for each Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s net advisory fee was in the first and second quintiles, respectively, for the Morgan and Institutional Class shares and that the actual total expenses for both Morgan and Institutional Class shares were in the first quintile of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Liquid Assets Money Market Fund’s net advisory fee was in the first quintile for the Morgan shares and in the second quintile for Institutional Class and Service shares. The Trustees also noted that the actual total expenses were in the first quintile for the Morgan and Institutional Class shares, and in the fifth quintile for the Service shares, of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Government Money Market Fund’s net advisory fee was in the second quintile for the Morgan, Institutional Class and Service shares and that the actual total expenses for the Morgan and Institutional Class shares were in the first quintile and, for Service Shares in the fifth quintile, of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s net advisory fee was in the second quintile for the Morgan and Institutional Class shares and that the actual total expenses for the Morgan and Institutional Class shares were in the first quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Federal Money Market Fund’s net advisory fee was in the second quintile for the Morgan and Institutional Class shares and that the actual total expenses for the Morgan and Institutional Class shares were in the first quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s net advisory fee was in the first and second quintiles for the Morgan and Institutional Class shares, respectively, and that the actual total expenses for both the Morgan and Institutional Class shares were in the first quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Free Money Market Fund’s net advisory fee was in the second quintile for the Morgan and Institutional Class shares and that the actual total expenses for the Morgan and Institutional Class shares were in the second and first quintiles of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Municipal Money Market Fund’s net advisory fee was in the second quintile for Morgan, Institutional Class, and Service shares and that the actual total expenses for Morgan, Institutional, Class and Service shares were in the second, first and fifth quintiles of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

146   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Special Shareholder Meeting Results
(Unaudited)

JPMorgan Trust II (“JPM II”) held a special meeting of shareholders on June 15, 2009, for the purpose of considering and voting upon the following proposal:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of JPM II, including the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund. The results of the voting were as follows:

Amounts in thousands
William J. Armstrong
In Favor	93,446,447
Withheld	1,022,313
John F. Finn
In Favor	93,441,137
Withheld	1,027,624
Dr. Matthew Goldstein
In Favor	93,513,021
Withheld	955,740
Robert J. Higgins
In Favor	93,455,716
Withheld	1,013,045
Frankie D. Hughes
In Favor	93,502,398
Withheld	966,363
Peter C. Marshall
In Favor	93,503,565
Withheld	965,196
Marilyn McCoy
In Favor	93,509,493
Withheld	959,268
William G. Morton, Jr.
In Favor	93,503,793
Withheld	964,968
Robert A. Oden, Jr.
In Favor	93,513,471
Withheld	955,290
Fergus Reid, III
In Favor	93,503,219
Withheld	965,542
Frederick W. Ruebeck
In Favor	93,445,833
Withheld	1,022,928
James J. Schonbachler
In Favor	93,504,517
Withheld	964,244
Leonard M. Spalding, Jr.
In Favor	93,502,157
Withheld	941,740
Abstained	24,678

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   147

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. August 2009.	SAN-MMKT-809

Semi-Annual Report

J.P. Morgan Money Market Funds

Six months ended August 31, 2009 (Unaudited)

JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Municipal Money Market Fund	2
JPMorgan Michigan Municipal Money Market Fund	3
JPMorgan New York Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	24
Financial Highlights	30
Notes to Financial Statements	38
Schedule of Shareholder Expenses	44
Board Approval of Investment Advisory Agreements	46
Special Shareholder Meeting Results	49

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 23, 2009 (Unaudited)

Dear Shareholder:

It’s hard to believe that only one year ago the world economy was in the grips of a financial panic of such profound proportions that, if one were to believe many commentators, it threatened to produce a catastrophe as deep and painful as the Great Depression.

“Declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.”

Although recent economic reports confirm that this was, in fact, the worst recession in the post-World War II era, ultimately, it can hardly be compared to the Great Depression. Moreover, although unemployment continues to rise, other signs suggest that the economy is moving from recession to recovery. Meanwhile, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.

Embarked on recovery

In the three months following the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than any other three-month period in the Dow’s 113-year history. The first few months of 2009 offered investors little respite and, in early March, stocks plunged to their lowest level in 14 years.

Now, however, there are signs that Wall Street is on the mend. Although credit is still tight, the credit markets overall are working far better than they did last fall. The three-month LIBOR spread — the difference between the rate on three-month inter-bank loans and three-month Treasury bills — peaked at 4.6% last October, but has since fallen to 0.2%, below its long-term average. Increased issuance and narrower spreads in the corporate bond market also provide encouraging signs.

The stock market is showing signs of resilience. As of September 23, the Standard & Poor’s 500 Index is up 57% from its March low, while market volatility, as measured by the VIX Index, fell from an all-time high of 81 last November to below 24 recently, close to its long-term average of 20.

On the economic front we have seen improvement in housing starts, industrial production and productivity growth — all signs that the economy may be embarking upon a recovery. However, it should be noted that this recovery remains vulnerable to very tight credit, geopolitical issues and a reluctance among consumers to spend. All of these present challenges to the recovery and any of them could lead us back into recession.

Equity indexes reflect strong six-month surge
All three major stock indexes have reflected the strong stock market rally that began in early March. The NASDAQ Composite Index led the surge, rising 46.5% as of the six-month period ended August 31, 2009. The Standard & Poor’s 500 Index rose 40.5% and the Dow Jones Industrial Average was up 36.6% in the same period. Outside of the U.S., emerging markets powered a strong rally, returning 71.1% over the past six months, as measured by the MSCI Emerging Markets Index.

Investors’ display strong appetite for Treasuries

Although investors showed willingness to invest in riskier investments, such as stocks and corporate bonds, they also demonstrated a strong appetite for U.S. Treasuries, pushing prices up and yields down slightly from their spring levels. As a result, yields showed only slight increases over the past six months. During the six months ended August 31, 2009, 30-year bond yields rose to 4.18% from 3.71%; the benchmark 10-year Treasury yields ended the period slightly higher, at 3.40% from 3.02%; and the two-year note remained relatively unchanged at 0.97% compared to 1.00% at the beginning of the period.

Reviewing strategy in the wake of the crisis

We’ve certainly come a long way from the post-Lehman collapse period of record-setting market volatility, frozen credit and slumping economic forecasts. One year later, economists have provided us with growing evidence that the financial crisis has eased and that the worst may be finally behind us.

As the markets and the economy show signs of stabilization, it may be tempting for investors to sit back and wait for the market to revert to its “pre-Lehman” days. However, even with recent positive data, the economy remains tenuous and is still vulnerable to various threats that could cause an economic “relapse.” So while it may not be prudent to attempt to “time” a potential market correction, investors shouldn’t resort to short-term inertia strategies either. Now may be a good time to reassess your current asset allocation to ensure that it includes a mix of strategy types, such as flexible, style pure and passive, that tend to rise and fall at different times in a market cycle. This diversified approach to investing may allow you to weather any future derailments — and to potentially benefit if the economy should brighten more than expected.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan and Service
Net Assets as of 8/31/2009	$1.2 Billion
Average Maturity	28 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	10.7%
2–7 days	75.1
8–30 days	2.4
31–60 days	2.1
61–90 days	0.4
91–180 days	3.3
181+ days	6.0

7-DAY SEC YIELD (1)

E*Trade Shares	0.01%
Morgan Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for E*Trade Shares, Morgan Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.06)%, (0.07)% and (0.07)% for E*Trade Shares, Morgan Shares and Service shares, respectively.

**	Percentages based on total value of investments as of August 31, 2009.
A list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 8/31/2009	$87.6 Million
Average Maturity	9 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	23.1%
2–7 days	68.9
8–30 days	3.4
31–60 days	4.6

7-DAY SEC YIELD (1)

Morgan Shares	0.00%
Premier Shares	0.03
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.12)%, (0.08)% and (0.11)% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total value of investments as of August 31, 2009.
A list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective
Highest possible level of current income which is excluded from gross income and exempt from New York State and New York
City personal income taxes, while still preserving capital and maintaining liquidity*

Primary Investment	New York short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan, Reserve and Service
Net Assets as of 8/31/2009	$1.8 Billion
Average Maturity	43 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	6.1%
2–7 days	75.1
8–30 days	0.2
31–60 days	1.3
61–90 days	0.2
91–180 days	6.3
181+ days	10.8

7-DAY SEC YIELD (1)

E*Trade Shares	0.01%
Morgan Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.06)%, (0.03)%, (0.02)% and (0.02)% for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares, respectively.

**	Percentages based on total value of investments as of August 31, 2009.
A list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Reserve and Service
Net Assets as of 8/31/2009	$73.8 Million
Average Maturity	13 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	11.3%
2–7 days	73.6
8–30 days	6.8
31–60 days	2.8
61–90 days	3.4
91–180 days	2.1
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	0.03%
Premier Shares	0.17
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.13)%, 0.02%, (0.15)% and (0.15)% for Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

**	Percentages based on total value of investments as of August 31, 2009.
A list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Annual Demand Notes — 1.2%
	California — 1.2%
9,000	California Infrastructure & Economic Development Bank, J. Paul, Series A-2, Rev., VRDO, 0.500%, 04/01/10	9,000
6,000	California Statewide Communities Development Authority, Kaiser Permanente, Series C, Rev., VRDO, 3.000%, 04/01/10	6,127
	Total Annual Demand Notes (Cost $15,127)	15,127
Commercial Paper — 10.0%
	California — 10.0%
5,000	California Infrastructure & Economic Development Bank, Series 3-B, 0.250%, 09/02/09	5,000
13,750	California Pollution Control, 0.350%, 09/02/09	13,750
6,000	California State, 0.950%, 09/08/09	6,000
15,000	California Statewide Communities Development Authority, 0.450%, 09/02/09	15,000
5,000	Municipal Improvement Corp. of Los Angeles, 0.400%, 10/01/09	5,000
	San Diego County,
7,500	0.300%, 09/14/09	7,500
20,000	0.400%, 09/01/09	20,000
5,000	San Gabriel Valley Council of Governments, 0.350%, 09/02/09	5,000
	State of California,
10,000	0.950%, 09/03/09	10,000
16,650	1.000%, 09/08/09	16,650
19,010	1.150%, 09/02/09	19,010
	Total Commercial Paper (Cost $122,910)	122,910
Daily Demand Notes — 9.1%
	California — 9.1%
1,000	California Health Facilities Financing Authority, Hospital Adventist, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	1,000
11,400	California Housing Finance Agency, Home Mortgage, Series H, Rev., VRDO, AMT, 2.580%, 09/01/09	11,400
	California Housing Finance Agency, Multi-Family Housing,
6,965	Series A, Rev., VRDO, 0.100%, 09/01/09	6,965
14,955	Series B, Rev., VRDO, AMT, 1.900%, 09/01/09	14,955
13,345	Series C, Rev., VRDO, AMT, 1.900%, 09/01/09	13,345
4,000	California Infrastructure & Economic Development Bank, IDR, Jewish Community Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	4,000
1,800	California Infrastructure & Economic Development Bank, Orange County Performing, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.100%, 09/01/09	1,800
4,500	California Pollution Control Financing Authority, Exxon Mobil Project, Rev., VRDO, 0.060%, 09/01/09	4,500
11,350	California State Department of Water Resources, Series B-4, Rev., VRDO, LOC: Bayerische Landesbank, 0.150%, 09/01/09	11,350
10,000	California State Department of Water Resources, Power Supply, Subseries I-2, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.100%, 09/01/09	10,000
5,300	California Statewide Communities Development Authority, Rady Children’s Hospital, Series B, Rev., VRDO, LOC: Bank of The West, 0.110%, 09/01/09	5,300
1,000	City of Irvine, Improvement Bond Act of 1915, No. 07-22, Special Assessment, Series A, Rev., VRDO, LOC: KBC Bank N.V., 0.100%, 09/01/09	1,000
3,600	City of Irvine, Improvement Bond Act of 1915, No. 89-10, Special Assessment, VRDO, LOC: Bayerische Hypo-Und, 0.100%, 09/01/09	3,600
	Irvine Ranch Water District,
4,200	Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.080%, 09/01/09	4,200
9,100	Series A, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.140%, 09/01/09	9,100
800	Irvine Ranch Water District, Improvement District No 282, Series A, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 0.110%, 09/01/09	800
3,700	Metropolitan Water District of Southern California, Series C-2, Rev., VRDO, 0.080%, 09/01/09	3,700
2,400	Sacramento Regional County Sanitation District, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	2,400
2,100	University of California Regents Medical Center, Series B-1, Rev., VRDO, 0.120%, 09/01/09	2,100
	Total Daily Demand Notes (Cost $111,515)	111,515
Municipal Bonds — 7.5%
	California — 7.5%
8,435	California Educational Facilities Authority, Capital Appreciation, Loyola Marymount, Rev., NATL-RE, Zero Coupon, 10/01/09 (p)	2,720

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — Continued
	California — Continued
6,500	California Health Facilities Financing Authority, Stanford Hospital, Series A-1, Rev., VRDO, 0.550%, 06/16/10	6,500
7,500	Orange County Sanitation District, Series C, COP, RAN, 2.500%, 12/10/09	7,531
1,000	Riverside County Transportation Commission, Sales Tax Revenue Ltd., Series A-2, Rev., VRDO, 4.000%, 12/01/09	1,008
5,000	San Bernardino County Housing Authority, TRAN, 2.000%, 06/30/10	5,066
15,000	San Diego California, Series C, Rev., TRAN, 2.000%, 04/30/10	15,144
	San Francisco City & County Airports Commission,
10,000	Series A, Rev., Zero Coupon, 09/03/09 (w)	10,000
7,635	Series B, Rev., VAR, AMT, 3.000%, 12/01/09	7,663
10,000	Series B, Rev., Zero Coupon, 09/03/09 (w)	10,000
5,000	San Francisco City & County Unified School District, GO, TRAN, 3.000%, 11/25/09	5,024
1,490	San Mateo County Transportation District, Series A, Rev., 3.000%, 06/01/10	1,513
10,000	Southern California Public Power Authority, Canyon Power Project, Series A, Rev., 2.500%, 12/02/09	10,037
5,000	Turlock Irrigation District, First Priority, Rev., 1.500%, 06/08/10	5,036
5,675	Walnut Energy Center Authority, Series A, Rev., VRDO, 1.500%, 06/08/10	5,712
	Total Municipal Bonds (Cost $92,954)	92,954
Weekly Demand Notes — 72.5%
	California — 72.4%
1,900	Abag Finance Authority for Nonprofit Corps. Housing, Amber Court Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.239%, 09/03/09 (m)	1,900
1,100	Abag Finance Authority for Nonprofit Corps. Housing, Arbors Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/02/09 (m)	1,100
6,000	Abag Finance Authority for Nonprofit Corps. Housing, California Hill Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.419%, 09/02/09 (m)	6,000
1,950	Abag Finance Authority for Nonprofit Corps. Housing, Eastridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.349%, 09/03/09 (m)	1,950
7,100	Abag Finance Authority for Nonprofit Corps. Housing, Jewish Community Center, Orange Project, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 09/03/09 (m)	7,100
900	Affordable Housing Agency, Multi-Family Housing, Westridge Hilltop, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/03/09 (m)	900
285	Alameda-Contra Costa Schools Financing Authority, Capital Improvement Financing Project, Series C, COP, VRDO, LOC: Bank of Nova Scotia, 0.250%, 09/03/09 (m)	285
	Austin Trust Various States,
5,000	Series 2007-1021, Rev., VRDO, LIQ: Bank of America N.A., 0.490%, 09/03/09	5,000
4,200	Series 2008-1065, Rev., VRDO, LIQ: Bank of America N.A., 0.290%, 09/03/09	4,200
1,535	Series 2008-1102, Rev., VRDO, LIQ: Bank of America N.A., 0.539%, 09/03/09	1,535
3,180	Series 2008-1134, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.490%, 09/03/09	3,180
2,680	Series 2008-1138, Rev., VRDO, LIQ: Bank of America N.A., 0.490%, 09/03/09	2,680
5,000	Series 2008-1167, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.490%, 09/03/09	5,000
8,680	Series 2008-3301, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.490%, 09/03/09 (m)	8,680
2,040	Series 2008-3312, GO, VRDO, FSA-CR, NATL-RE, LIQ: Bank of America N.A., 0.520%, 09/03/09	2,040
2,800	Series 2008-3501, GO, VRDO, FSA, LIQ: Bank of America N.A., 0.490%, 09/03/09	2,800
6,050	Series 2008-3014X, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.490%, 09/03/09	6,050
6,665	Series 2008-3039X, GO, VRDO, FSA, LIQ: Bank of America N.A., 0.490%, 09/03/09	6,665
	Barclays Capital Municipal Trust Receipts,
3,750	Series 2W, Rev., VRDO, LIQ: Barclays Bank plc, 0.290%, 09/03/09 (e)	3,750
3,750	Series 8B, Rev., VRDO, LIQ: Barclays Bank plc, 0.340%, 09/03/09 (e)	3,750
5,200	Series 11B, Rev., VRDO, LIQ: Barclays Bank plc, 0.340%, 09/03/09 (e)	5,200
25,600	Bay Area Toll Authority, Toll Bridge, Series A, Rev., VRDO, 0.450%, 09/03/09	25,600
1,220	Beaumont Utility Authority, Wastewater Enterprise Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.249%, 09/03/09	1,220

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
1,900	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.419%, 09/02/09	1,900
11,390	California Educational Facilities Authority, Series ROCS-RR-II-R-9297, Rev., VRDO, LIQ: Citigroup Financial Products, 0.290%, 09/03/09 (e)	11,390
5,850	California Educational Facilities Authority, Life Chiropractic College, Rev., VRDO, LOC: Bank of The West, 0.230%, 09/03/09	5,850
8,500	California Health Facilities Financing Authority, Catholic Health Care West, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/03/09	8,500
2,800	California Health Facilities Financing Authority, Scripps Health, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/03/09	2,800
	California Health Facilities Financing Authority, Stanford Hospital,
3,800	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.239%, 09/03/09	3,800
8,600	Series D, Rev., VRDO, FSA, 0.650%, 09/02/09	8,600
6,325	California Housing Finance Agency, Multi-Family Housing, Montecito Village, Series B, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.230%, 09/03/09	6,325
1,000	California Infrastructure & Economic Development Bank, Adams Rite Manufacturing Co. Project, Series A, Rev., VRDO, LOC: Mellon First Business Bank, 0.419%, 09/03/09	1,000
5,270	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of California N.A., 0.500%, 09/03/09	5,270
4,040	California Infrastructure & Economic Development Bank, Kruger & Sons, Inc. Project, Rev., VRDO, AMT, LOC: Bank of The West, 0.349%, 09/03/09	4,040
5,130	California Infrastructure & Economic Development Bank, M.A. Silva Corks USA LLC Project, Series M, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/03/09	5,130
7,000	California Infrastructure & Economic Development Bank, Westmark School Project, Rev., VRDO, LOC: First Republic Bank, 0.239%, 09/03/09	7,000
	California Pollution Control Financing Authority, Resource Recovery, Wadham Energy,
1,700	Series B, Rev., VRDO, LOC: BNP Paribas, 0.290%, 09/02/09	1,700
2,500	Series C, Rev., VRDO, LOC: BNP Paribas, 0.290%, 09/02/09	2,500
3,100	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.330%, 09/02/09	3,100
4,500	California Pollution Control Financing Authority, Waste Connections, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/02/09	4,500
12,605	California State Department of Water Resources, Series 2705, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.290%, 09/03/09	12,605
8,350	California State Department of Water Resources, Power Supply, Series C-10, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.230%, 09/02/09	8,350
4,500	California Statewide Communities Development Authority, Del Mesa Farms Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.349%, 09/03/09	4,500
2,720	California Statewide Communities Development Authority, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/02/09	2,720
650	California Statewide Communities Development Authority, IDR, EVAPCO Project, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.649%, 09/02/09	650
1,050	California Statewide Communities Development Authority, IDR, Flambeau Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.649%, 09/02/09	1,050
1,240	California Statewide Communities Development Authority, IDR, Kennerly Project, Series A, Rev., VRDO, LOC: California State Teachers’ Retirement, 0.649%, 09/02/09	1,240
1,345	California Statewide Communities Development Authority, IDR, Packaging Innovation Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.649%, 09/02/09	1,345
	California Statewide Communities Development Authority, Kaiser Permanente,
10,000	Series A, Rev., VRDO, 0.150%, 09/02/09	10,000
12,800	Series D, Rev., VRDO, 0.150%, 09/02/09	12,800
10,000	California Statewide Communities Development Authority, MERLOTS, Series E, COP, VRDO, FSA, 0.249%, 09/02/09	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
1,200	California Statewide Communities Development Authority, Motion Picture and TV Fund, Series A, Rev., VRDO, LOC: BNP Paribas, 0.200%, 09/02/09	1,200
3,070	California Statewide Communities Development Authority, Multi-Family Housing, Crossings Madera, Series B, Rev., VRDO, LOC: Citibank N.A., 0.370%, 09/03/09	3,070
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.279%, 09/02/09	2,000
4,000	City & County of San Francisco, Multi-Family Housing, Series 34G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.310%, 09/03/09	4,000
15,000	City of Chula Vista, IDR, Series A, Rev., VRDO, 0.180%, 09/03/09	15,000
9,415	City of Fremont, Capital Improvement Financing Project, COP, VRDO, LOC: Scotiabank, 0.249%, 09/03/09	9,415
5,465	City of Fremont, Family Residence Center Financing Project, COP, VRDO, LOC: KBC Bank N.V., 0.249%, 09/03/09	5,465
2,105	City of Fresno, Trinity Health Credit, Series C, Rev., VRDO, 0.230%, 09/03/09	2,105
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/03/09	2,000
3,600	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.239%, 09/03/09	3,600
2,200	City of Livermore, Multi-Family Housing, Diablo Vista Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.249%, 09/02/09	2,200
9,445	City of Los Angeles, Multi-Family Housing, Series PT-3700, Rev., VRDO, 0.609%, 09/03/09	9,445
4,000	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/03/09	4,000
29,035	City of Los Angeles, Wastewater Systems, EAGLE, Series 2006-0013, Class A, Rev., VRDO, NATL-RE, LIQ: Helaba, 0.420%, 09/03/09	29,035
6,575	City of Modesto, Multi-Family Housing, Live Oak Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.499%, 09/02/09	6,575
10,000	City of Pleasanton, Assisted Living Facility Financing, Rev., VRDO, LOC: Citibank N.A., 0.240%, 09/02/09	10,000
5,000	City of Richmond, Wastewater Systems, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.270%, 09/03/09	5,000
7,480	City of San Jose, Series 760, GO, VRDO, NATL-RE, LIQ: Morgan Stanley Dean Witter, 0.310%, 09/03/09	7,480
800	City of San Leandro, Multi-Family Housing, Parkside, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/02/09	800
2,340	City of Tracy, Multi-Family Housing, Sycamore, Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.209%, 09/03/09	2,340
2,200	County of Contra Costa, Multi-Family Housing, Pleasant Hill BART Transit, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	2,200
	Deutsche Bank Spears/Lifers Trust Various States,
3,925	Series DB-413, Rev., VRDO, AMBAC, 0.470%, 09/03/09	3,925
21,280	Series DB-422, GO, VRDO, FSA, NATL-RE, AMBAC, FGIC, LIQ: Deutsche Bank A.G., 0.310%, 09/03/09	21,280
10,000	East Bay Municipal Utility District, Wastewater System, Series B-2, Class B, Rev., VRDO, 0.350%, 09/03/09	10,000
8,300	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.270%, 09/03/09	8,300
7,100	Eclipse Funding Trust, Solar Eclipse, San Jose, Series 2007-0037, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.270%, 09/03/09	7,100
10,630	Eclipse Funding Trust, Solar Eclipse, San Mateo, Series 2006-0052, VRDO, TRAN, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.270%, 09/03/09	10,630
7,190	Eclipse Funding Trust, Solar Eclipse, Santa Cruz, Series 2006-0031, VRDO, TRAN, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.270%, 09/03/09	7,190
2,530	Golden State Tobacco Securitization Corp., Series 1271, Rev., VRDO, AMBAC-TCRS, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	2,530
490	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 09/02/09	490

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
20,000	Inland Valley Development Agency, Tax Allocation, VRDO, LOC: Union Bank of California N.A., 0.249%, 09/02/09	20,000
	Irvine Ranch Water District,
33,475	COP, VRDO, 0.499%, 09/02/09	33,475
15,000	Series B, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.600%, 09/03/09	15,000
2,830	Lake Elsinore Recreation Authority, Public Facilities Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.250%, 09/02/09	2,830
1,070	Los Angeles Community Redevelopment Agency, Met Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	1,070
5,565	Los Angeles Community Redevelopment Agency, Promenade Towers Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.209%, 09/03/09	5,565
2,000	Los Angeles Community Redevelopment Agency, Rental, Academy Village Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.279%, 09/03/09	2,000
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/03/09	5,440
3,740	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.209%, 09/03/09	3,740
6,500	Los Angeles Department of Water & Power, Subseries A-7, Rev., VRDO, 0.239%, 09/03/09	6,500
6,200	Los Angeles Housing Authority, Multi-Family Housing, Canyon Country Villas Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.210%, 09/03/09	6,200
6,820	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 0.990%, 09/03/09	6,820
	Metropolitan Water District of Southern California,
4,485	Series 2740, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.290%, 09/03/09	4,485
7,800	Series A-2, Class A, Rev., VRDO, 0.550%, 09/03/09	7,800
15,700	Northern California Gas Authority No. 1, Series 98, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.340%, 09/03/09	15,700
6,365	Northern California Transmission Agency, Rev., VRDO, FSA, 0.700%, 09/03/09	6,365
985	Orange County Housing Authority, Multi-Family Housing, Lantern Pines Project, Series CC, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/02/09	985
900	Orange County, Harbor Pointe, Series D, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.239%, 09/03/09	900
2,200	Orange County, WLCO LF, Series 3, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/03/09	2,200
20,550	Palomar Pomerado Health, Series 2234, GO, VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.230%, 09/03/09	20,550
	Puttable Floating Option Tax-Exempt Receipts,
9,965	Rev., VRDO, FHLMC, LIQ: FHLMC, 0.610%, 09/02/09	9,965
19,975	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-Und, 0.380%, 09/02/09	19,975
13,850	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.459%, 09/03/09	13,850
9,990	Rancho Santiago Community College District, MERLOTS, Series B24, GO, VRDO, FSA, 0.249%, 09/02/09	9,990
13,740	RBC Municipal Products, Inc. Trust, Series E-5, Tax Allocation, VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.340%, 09/03/09	13,740
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.239%, 09/03/09	4,000
4,400	Sacramento County Housing Authority, Multi-Family Housing, Sierra Sunrise Senior Apartments, Series D, Rev., VRDO, LOC: Citibank N.A., 0.370%, 09/03/09	4,400
3,200	Sacramento County Housing Authority, Multi-Family Housing, Stonebridge Apartments, Series D, Rev., VRDO, 0.200%, 09/03/09	3,200
3,020	San Bernardino County Housing Authority, Multi-Family Housing, Montclair Heritage, Series A, Rev., VRDO, LOC: California Federal Bank, 0.209%, 09/03/09	3,020
2,200	San Bernardino County Housing Authority, Multi-Family Housing, Rosewood Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 09/03/09	2,200

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
800	San Bernardino County Housing Authority, Multi-Family Housing, Somerset Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 09/03/09	800
9,360	San Diego Community College District, Series ROCS-RR-II-R-11774, GO, VRDO, FSA, LIQ: Citibank N.A., 0.389%, 09/03/09 (e)	9,360
9,900	San Diego Community College District, EAGLE, Series 2006-0042, Class A, GO, VRDO, FSA, LIQ: Citibank N.A., 0.389%, 09/03/09	9,900
1,700	San Diego Housing Authority, Multi-Family Housing, Villa Nueva Apartments, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.300%, 09/03/09	1,700
19,995	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.450%, 09/03/09	19,995
17,830	San Mateo County Community College District, Series ROCS-RR-II-R-12120, GO, VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09	17,830
1,325	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.220%, 09/03/09	1,325
4,282	Santa Clara County Housing Authority, Willows Apartments, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.349%, 09/03/09	4,282
12,500	Santa Clara Valley Transportation Authority, Sales Tax Secured, Series C, Rev., VRDO, 0.249%, 09/03/09	12,500
31,330	State of California, MERLOTS, Series B-45, GO, VRDO, 0.470%, 09/03/09	31,330
3,900	Town of Windsor, Multi-Family Housing, Oakmont at Windsor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.349%, 09/03/09	3,900
	University of California,
4,495	Series 1119, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.310%, 09/03/09	4,495
10,615	Series 1274, Rev., VRDO, NATL-RE, LIQ: Morgan Stanley Municipal Funding, 0.290%, 09/03/09	10,615
42,980	Series 2902, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.310%, 09/03/09	42,980
15,330	Wells Fargo Stage Trust, Series 56C, GO, VRDO, LIQ: Wells Fargo & Company, 0.250%, 09/03/09 (e)	15,330
		891,932
	Puerto Rico — 0.1%
1,555	Deutsche Bank Spears/Lifers Trust Various States, Series DB-344, Rev., VRDO, NATL-RE, AMBAC, LIQ: Deutsche Bank A.G., 0.340%, 09/03/09	1,555

	Total Weekly Demand Notes (Cost $893,487)	893,487
	Total Investments — 100.3% (Cost $1,235,993)*	1,235,993
	Liabilities in Excess of Other Assets — (0.3)%	(3,442)
	NET ASSETS — 100.0%	$1,232,551

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 4.6% (n)
4,000	Michigan State Housing Development Authority, Series 88-A, 0.500%, 10/26/09 (Cost $4,000)	4,000
Daily Demand Notes — 23.1%
	Michigan — 23.1%
6,600	Michigan State Hospital Finance Authority, Crittenton Hospital, Series A, Rev., VRDO, LOC: Comerica Bank, 0.350%, 09/01/09	6,600
900	Michigan State Housing Development Authority, Series A, Rev., VRDO, FSA, 0.280%, 09/01/09	900
7,495	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.400%, 09/01/09	7,495
3,610	Michigan Strategic Fund, Air Products & Chemicals, Inc., Rev., VRDO, 0.320%, 09/01/09	3,610
200	University of Michigan, Series A, Rev., VRDO, 0.100%, 09/01/09	200
1,400	University of Michigan, Hospital, Series A, Rev., VRDO, 0.180%, 09/01/09	1,400
	Total Daily Demand Notes (Cost $20,205)	20,205
Municipal Bond — 3.4%
	Michigan — 3.4%
3,000	State of Michigan, Series B, GO, 3.000%, 09/30/09 (Cost $3,003)	3,003
Weekly Demand Notes — 68.8%
	Michigan — 68.8%
550	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.640%, 09/03/09	550
2,995	City of Detroit School District, Series DCL-045, GO, VRDO, FSA, Q-SBLF, LIQ: Morgan Stanley Municipal Funding, LOC: Dexia Credit Local, 1.250%, 09/03/09	2,995
1,000	City of Grand Rapids, Clipper Belt Lacer Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/03/09	1,000
2,000	Eclipse Funding Trust, Solar Eclipse, Detroit, Series 2006-0001, GO, VRDO, FSA, Q-SBLF, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.310%, 09/03/09	2,000
800	Eclipse Funding Trust, Solar Eclipse, Michigan, Series 2006-0021, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.280%, 09/02/09	800
1,000	Holt Public Schools, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringer, 0.220%, 09/03/09	1,000
1,000	Kent Hospital Finance Authority, Spectrum Health Systems, Series C, Rev., VRDO, LOC: Bank of New York, 0.300%, 09/02/09	1,000
2,480	Michigan State Hospital Finance Authority, Series 1308, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.360%, 09/03/09	2,480
	Michigan State Housing Development Authority,
1,500	Series C, Rev., FSA, LIQ: Dexia Credit Local, 1.000%, 09/02/09	1,500
450	Series D, Rev., VRDO, AMT, 0.360%, 09/02/09	450
1,300	Series D, Rev., VRDO, AMT, 0.460%, 09/02/09	1,300
2,150	Series E, Rev., VRDO, AMT, 0.450%, 09/02/09	2,150
2,690	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/03/09	2,690
1,400	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/03/09	1,400
400	Michigan State Housing Development Authority, Single Family Mortgage, Series C, Rev., VRDO, 0.250%, 09/02/09	400
255	Michigan State University, Series B, Rev., VRDO, 0.170%, 09/02/09	255
885	Michigan Strategic Fund, Artex Label & Graphics, Rev., VRDO, LOC: U.S. Bank N.A., 0.630%, 09/02/09	885
1,900	Michigan Strategic Fund, B&C Leasing LLC Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.600%, 09/02/09	1,900
1,000	Michigan Strategic Fund, Bayloff Properties LLC Project, Rev., VRDO, LOC: National City Bank, 0.810%, 09/03/09	1,000
2,400	Michigan Strategic Fund, Behr Systems, Inc. Project, Rev., VRDO, LOC: National City Bank, 0.660%, 09/02/09	2,400
600	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Rev., VRDO, LOC: Lasalle Bank Midwest, 0.620%, 09/02/09	600
1,000	Michigan Strategic Fund, Consumers Energy Co. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.330%, 09/02/09	1,000
890	Michigan Strategic Fund, Custom Profile, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 0.630%, 09/02/09	890

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
820	Michigan Strategic Fund, Dou-Form Acquisition Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.720%, 09/02/09	820
1,590	Michigan Strategic Fund, Geskus Photography, Inc. Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.630%, 09/02/09	1,590
744	Michigan Strategic Fund, Grayling Generating Project, Rev., VRDO, LOC: Barclays Bank New York, 0.330%, 09/02/09	744
800	Michigan Strategic Fund, JG Kern Enterprises, Inc., Series J, Rev., VRDO, LOC: Lasalle Bank N.A., 0.600%, 09/02/09	800
600	Michigan Strategic Fund, Limited Obligation, NSS Technologies Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.630%, 09/02/09	600
650	Michigan Strategic Fund, Limited Obligation, Sur-Flo Plastics, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.750%, 09/03/09	650
1,150	Michigan Strategic Fund, Merchants LLC Project, Rev., VRDO, LOC: National City Bank, 0.710%, 09/02/09	1,150
365	Michigan Strategic Fund, Millenium Steering LLC Project, Rev., VRDO, LOC: Comerica Bank, 0.750%, 09/03/09	365
2,170	Michigan Strategic Fund, Rapid Line, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 0.630%, 09/02/09	2,170
1,820	Michigan Strategic Fund, Southwest Ventures Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.580%, 09/02/09	1,820
2,815	Michigan Strategic Fund, Waterfront, Series A, Rev., VRDO, LOC: Deutsche Bank A.G., 0.360%, 09/03/09	2,815
375	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringer, 0.220%, 09/03/09	375
1,990	Oakland County EDC, A&M Label Project, Rev., VRDO, LOC: National City Bank, 0.660%, 09/03/09	1,990
2,300	Oakland County EDC, V&M Corp. Project, Rev., VRDO, LOC: Standard Federal Bank, 0.630%, 09/02/09	2,300
	RBC Municipal Products, Inc. Trust, Floater Certificates,
3,300	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.470%, 09/02/09	3,300
5,950	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.470%, 09/03/09	5,950
2,250	Wayne County Airport Authority, Detroit Metropolitan, Series C3, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.350%, 09/03/09	2,250
	Total Weekly Demand Notes (Cost $60,334)	60,334
	Total Investments — 99.9% (Cost $87,542)*	87,542
	Other Assets in Excess of Liabilities — 0.1%	89
	NET ASSETS — 100.0%	$87,631

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 2.0% (n)
	New York — 2.0%
13,090	Port Authority of New York & New Jersey, 0.750%, 09/03/09	13,090
23,000	Westchester County Health Care Corp., 1.650%, 10/09/09	23,000
	Total Commercial Paper (Cost $36,090)	36,090
Daily Demand Notes — 6.1%
	New York — 6.1%
6,840	Albany Industrial Development Agency, Civic Facilities, St. Rose, Series A, Rev., VRDO, NATL-RE, LOC: Bank of America N.A., 0.120%, 09/01/09	6,840
24,285	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.160%, 09/01/09	24,285
2,900	Metropolitan Transportation Authority, Series G, Rev., VRDO, LOC: BNP Paribas, 0.110%, 09/01/09	2,900
	New York City,
2,900	Series B2, Subseries B-5, GO, VRDO, NATL-RE, 0.100%, 09/01/09	2,900
4,800	Series I, Subseries I-5, GO, VRDO, LOC: California Public Employee Retirement, 0.090%, 09/01/09	4,800
800	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.120%, 09/01/09	800
1,400	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.110%, 09/01/09	1,400
830	Subseries H-1, GO, VRDO, LOC: Bank of New York, 0.120%, 09/01/09	830
1,750	Subseries H-2, GO, VRDO, LOC: Dexia Credit Local, 0.160%, 09/01/09	1,750
3,800	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.120%, 09/01/09	3,800
6,200	Subseries J-4, GO, VRDO, 0.120%, 09/01/09	6,200
10,190	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 0.140%, 09/01/09	10,190
3,050	Subseries L-5, GO, VRDO, 0.240%, 09/01/09	3,050
	New York City Municipal Water Finance Authority,
9,420	Series F, Subseries F-2, Rev., VRDO, 0.150%, 09/01/09	9,420
200	Subseries B-3, Rev., VRDO, 0.120%, 09/01/09	200
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
5,200	Series BB-2, Rev., VRDO, 0.110%, 09/01/09	5,200
1,900	Series CC-1, Rev., VRDO, 0.120%, 09/01/09	1,900
4,400	New York City Municipal Water Finance Authority, Water & Sewer Systems, Series C, Rev., VRDO, 0.210%, 09/01/09	4,400
	New York City Transitional Finance Authority, Future Tax Secured,
900	Series B, Rev., VRDO, 0.120%, 09/01/09	900
4,000	Subseries C-2, Rev., VRDO, 0.120%, 09/01/09	4,000
3,010	Subseries C-4, Rev., VRDO, 0.150%, 09/01/09	3,010
200	Subseries C-5, Rev., VRDO, 0.110%, 09/01/09	200
3,400	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-H, Rev., VRDO, 0.110%, 09/01/09	3,400
1,800	New York City Trust for Cultural Resources, Lincoln Center, Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.100%, 09/01/09	1,800
685	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.150%, 09/01/09	685
4,600	New York State Environmental Facilities Corp., Series A, Rev., VRDO, 0.110%, 09/01/09	4,600
	Total Daily Demand Notes (Cost $109,460)	109,460
Municipal Bonds — 17.5%
	New York — 17.5%
8,890	Adirondack Central School District, GO, BAN, 2.500%, 03/05/10	8,912
10,000	Amsterdam Enlarged City School District, GO, BAN, 2.000%, 06/25/10	10,047
6,960	Belfast Central School District, GO, BAN, 2.500%, 05/18/10	6,990
9,500	Binghamton City School District, GO, RAN, 2.000%, 01/15/10	9,527
	Board of Cooperative Educational Services for the Sole Supervisory District,
10,500	Rev., RAN, 1.750%, 06/17/10	10,525
6,200	Rev., RAN, 2.000%, 06/18/10	6,236
6,900	Board of Cooperative Educational Services Second Supervisory District, Westchester County, Rev., RAN, 2.000%, 06/30/10	6,920
29,337	City of Albany, GO, BAN, 1.250%, 07/09/10	29,506
12,453	City of Auburn, GO, BAN, 1.500%, 06/04/10	12,480
10,000	City of Binghamton, GO, BAN, 2.250%, 02/05/10	10,032
5,465	City of Chittenango, GO, BAN, 2.000%, 12/01/09	5,481

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — Continued
	New York — Continued
11,117	City of Geneva, GO, BAN, 2.000%, 05/20/10	11,165
13,705	City of Schenectady, GO, BAN, 1.750%, 05/21/10	13,758
1,632	City of Syracuse, Airport, Series A, GO, BAN, 1.750%, 06/18/10	1,637
8,530	City of White Plains, GO, BAN, 2.000%, 01/21/10	8,553
5,730	East Rochester Union Free School District, GO, BAN, 2.500%, 04/02/10	5,753
4,369	East Syracuse-Minoa Central School District, GO, BAN, 1.750%, 05/21/10	4,386
	Elmira City School District,
13,917	GO, BAN, 2.000%, 01/15/10	13,951
7,880	Series D, GO, BAN, 2.000%, 03/18/10	7,895
13,400	Granville Central School District, GO, BAN, 2.250%, 02/26/10	13,428
3,455	Hamburg Village, GO, BAN, 2.250%, 02/04/10	3,462
9,975	Honeoye Falls-Lima Central School District, GO, BAN, 2.250%, 12/17/09	9,993
7,830	Hoosick Falls Central School District, GO, BAN, 2.000%, 04/02/10	7,841
9,040	Johnson City Central School District, GO, BAN, 2.000%, 04/22/10	9,066
6,500	Little Falls City School District, GO, BAN, 2.000%, 04/21/10	6,514
8,600	Marlboro Central School District, School Building, GO, BAN, 3.250%, 12/17/09	8,618
14,467	Phoenix Central School District, GO, BAN, 2.000%, 12/18/09	14,495
3,398	Pine Valley Central School District of South Dayton, GO, BAN, 2.500%, 03/04/10	3,405
5,622	Sherman Central School District, GO, BAN, 1.625%, 12/01/09	5,632
9,000	South Jefferson Central School District, GO, BAN, 1.750%, 07/02/10	9,024
11,100	Tompkins County, GO, BAN, 1.750%, 01/08/10	11,126
6,740	Town of Islip, Erosion Control, GO, BAN, 2.000%, 12/17/09	6,756
3,565	Town of Poughkeepsie, Series A, GO, BAN, 1.750%, 09/15/09	3,566
4,330	Town of Wallkill, Series A, GO, BAN, 2.000%, 01/22/10	4,341
1,850	Tully Central School District, GO, BAN, 2.500%, 05/07/10	1,859
4,500	Village of East Aurora, GO, BAN, 2.000%, 04/01/10	4,506
3,583	Village of Ossining, GO, BAN, 4.000%, 11/25/09	3,598
5,210	Westmoreland Central School District, GO, BAN, 1.500%, 12/01/09	5,214
	Total Municipal Bonds (Cost $316,198)	316,198
Weekly Demand Notes — 74.3%
	New York — 74.3%
8,020	Albany County Airport Authority, Series A, Rev., VRDO, AMT, LOC: Bank of America N.A., 0.410%, 09/02/09	8,020
6,645	Albany Industrial Development Agency, Albany College Pharmacy, Series 2004, Class B, Rev., VRDO, LOC: TD Bank N.A., 0.240%, 09/02/09	6,645
	Austin Trust Various States,
650	Series 2008-1064, GO, VRDO, LIQ: Bank of America N.A., 0.290%, 09/03/09	650
1,300	Series 2008-1067, Rev., VRDO, LIQ: Bank of America N.A., 0.490%, 09/03/09	1,300
8,955	Series 2008-3004X, Class R, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.640%, 09/03/09	8,955
4,750	Series 2008-3006X, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.640%, 09/03/09	4,750
15,775	Dutchess County IDA, Marist College Civic Facilities, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.200%, 09/02/09	15,775
9,705	Eclipse Funding Trust, Solar Eclipse, Series 2006-0117, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.250%, 09/03/09	9,705
230	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 09/03/09	230
2,450	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 09/02/09	2,450
8,180	Eclipse Funding Trust, Solar Eclipse, New York, Series 2006-0029, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 09/03/09	8,180
1,845	Franklin County IDA, Trudeau Institute, Inc. Project, Rev., VRDO, LOC: Fleet National Bank, 0.220%, 09/02/09	1,845
7,125	Long Island Power Authority, Electric Systems, Series J, Rev., VRDO, FSA, 0.480%, 09/02/09	7,125
11,000	Long Island Power Authority, Electric Systems, EAGLE, Series 2006-0051, Class A, Rev., VRDO, BHAC, LIQ: Helaba, 0.440%, 09/03/09	11,000
	Metropolitan Transportation Authority,
15,400	Series A, Rev., VRDO, FSA, 0.600%, 09/02/09	15,400
25,000	Series B, Rev., VRDO, FSA, 0.550%, 09/02/09	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
11,385	Series ROCS-RR-II-R-12299, Rev., VRDO, BHAC-CR, MBIA, 0.290%, 09/03/09 (e)	11,385
1,600	Subseries B-3, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.200%, 09/02/09	1,600
33,100	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.190%, 09/02/09	33,100
2,200	Subseries E-1, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 0.240%, 09/02/09	2,200
	Nassau County,
14,000	Series A, GO, VRDO, LOC: Bank of America N.A., 0.190%, 09/02/09	14,000
10,000	Series B, GO, VRDO, LOC: Bank of America N.A., 0.190%, 09/02/09	10,000
17,500	Nassau County Interim Finance Authority, Sales Tax Secured, Series E, Rev., VRDO, LIQ: BNP Paribas, 0.180%, 09/02/09	17,500
	New York City,
2,000	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.230%, 09/03/09	2,000
3,800	Series F-5, GO, VRDO, LOC: Bayerische Landesbank, 0.220%, 09/02/09	3,800
15,400	Series H, Subseries H-4, GO, VRDO, AMBAC, 0.200%, 09/02/09	15,400
1,300	Series H, Subseries H-6, GO, VRDO, NATL-RE, 0.950%, 09/02/09	1,300
7,400	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.260%, 09/02/09	7,400
16,500	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.150%, 09/02/09	16,500
6,800	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.120%, 09/02/09	6,800
5,400	Subseries A-6, GO, VRDO, LOC: Helaba, 0.200%, 09/02/09	5,400
17,200	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.240%, 09/02/09	17,200
3,550	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.220%, 09/02/09	3,550
22,800	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 0.200%, 09/02/09	22,800
15,750	Subseries C-4, GO, VRDO, LOC: BNP Paribas, 0.170%, 09/02/09	15,750
795	Subseries C-5, GO, VRDO, LOC: Bank of New York, 0.170%, 09/02/09	795
17,550	Subseries D-3, GO, VRDO, 0.170%, 09/02/09	17,550
2,000	Subseries F-3, GO, VRDO, LOC: Royal Bank of Scotland, 0.240%, 09/02/09	2,000
4,000	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.120%, 09/02/09	4,000
3,145	Subseries H-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.120%, 09/02/09	3,145
11,530	Subseries H-2, GO, VRDO, LOC: Bank of New York, 0.170%, 09/02/09	11,530
17,915	Subseries H-3, GO, VRDO, LOC: Bank of New York, 0.200%, 09/02/09	17,915
34,925	Subseries J-7, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.700%, 09/02/09	34,925
6,530	Subseries J-10, GO, VRDO, 0.160%, 09/02/09	6,530
14,150	Subseries J-11, GO, VRDO, 0.250%, 09/02/09	14,150
	New York City Capital Resources Corp., Loan Enhanced Assistance,
2,125	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/03/09	2,125
10,100	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/03/09	10,100
11,400	New York City Health & Hospital Corp., Health Systems, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.200%, 09/02/09	11,400
6,900	New York City Housing Development Corp., Multi-Family Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	6,900
3,400	New York City Housing Development Corp., Multi-Family Housing, 100 Jane Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.280%, 09/02/09	3,400
10,000	New York City Housing Development Corp., Multi-Family Housing, 2 Gold Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 09/02/09	10,000
5,000	New York City Housing Development Corp., Multi-Family Housing, 201 Pearl Street Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 09/02/09	5,000
15,000	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 09/02/09	15,000
17,000	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, 0.170%, 09/02/09	17,000
2,970	New York City Housing Development Corp., Multi-Family Housing, Brittany Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	2,970
15,000	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 09/02/09	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
5,700	New York City Housing Development Corp., Multi-Family Housing, Carnegie Park, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	5,700
3,200	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	3,200
13,600	New York City Housing Development Corp., Multi-Family Housing, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	13,600
200	New York City Housing Development Corp., Multi-Family Housing, Lyric Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	200
5,000	New York City Housing Development Corp., Multi-Family Housing, Marseilles Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.250%, 09/02/09	5,000
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	4,760
7,840	New York City Housing Development Corp., Multi-Family Housing, Peter Cintron Apartments, Series C, Rev., VRDO, LOC: FNMA, 0.280%, 09/02/09	7,840
10,500	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	10,500
300	New York City Housing Development Corp., Multi-Family Housing, Tribeca Tower, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.400%, 09/02/09	300
3,300	New York City Housing Development Corp., Multi-Family Housing, West 43rd Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.280%, 09/02/09	3,300
4,470	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.200%, 09/02/09	4,470
10,395	New York City Industrial Development Agency, Center for Jewish History Project, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/03/09	10,395
9,000	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.240%, 09/03/09	9,000
17,600	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.250%, 09/03/09	17,600
580	New York City Industrial Development Agency, Municipal Securities Trust Receipts, Series SGA-110, Rev., VRDO, LIQ: Societe Generale, 0.430%, 09/02/09	580
4,600	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.200%, 09/02/09	4,600
380	New York City Industrial Development Agency, Plaza Packaging Project, Rev., VRDO, LOC: Bank of New York, 0.550%, 09/03/09	380
	New York City Transitional Finance Authority,
22,135	Series 1, Subseries 1-E, Rev., VRDO, LIQ: Bayerische Landesbank, 0.180%, 09/07/09	22,135
9,900	Series 2006-0145, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09	9,900
9,900	Series ROCS-RR-II-R-11420, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.790%, 09/03/09	9,900
8,470	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.200%, 09/02/09	8,470
1,100	New York City Transitional Finance Authority, Eagle, Series 2007-0004, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09	1,100
600	New York City Transitional Finance Authority, Future Tax Secured, Series A-2, Rev., VRDO, 0.150%, 09/02/09	600
4,175	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-D, Rev., VRDO, 0.450%, 09/07/09	4,175
800	New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VRDO, LOC: Citibank N.A., 0.250%, 09/02/09	800
	New York Liberty Development Corp.,
5,000	Series 1207, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	5,000
7,914	Series 1251, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	7,914
55,460	Series 2250, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.320%, 09/03/09	55,460
19,080	Series 2613, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.320%, 09/03/09	19,080
	New York Local Government Assistance Corp.,
950	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.450%, 09/02/09	950

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
14,000	Series D, Rev., VRDO, LOC: Societe Generale, 0.180%, 09/02/09	14,000
10,150	Series F, Rev., VRDO, LOC: Societe Generale, 0.150%, 09/02/09	10,150
8,100	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 0.170%, 09/02/09	8,100
120	New York Local Government Assistance Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, NATL-RE-IBC, 0.480%, 09/02/09	120
7,750	New York Mortgage Agency, Series ROCS-RR-II-R-11708, Rev., VRDO, LIQ: Citibank N.A., 0.410%, 09/03/09 (e)	7,750
13,020	New York State Dormitory Authority, Series ROCS-RR-II-4122, Rev., VRDO, LIQ: Citigroup Financial Products, 0.290%, 09/03/09 (e)	13,020
10,000	New York State Dormitory Authority, City University Construction, Series 2008-C, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/02/09	10,000
15,680	New York State Dormitory Authority, EAGLE, Series 2006-0138, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09	15,680
	New York State Dormitory Authority, Mental Health Services,
11,900	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.210%, 09/03/09	11,900
12,000	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.210%, 09/03/09	12,000
5,805	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VRDO, LIQ: Societe Generale, 0.430%, 09/02/09	5,805
3,855	New York State Dormitory Authority, New York Library, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.170%, 09/02/09	3,855
7,000	New York State Dormitory Authority, Rockefeller University, Series A, Rev., VRDO, 0.100%, 09/02/09	7,000
3,445	New York State Dormitory Authority, Samaritan Medical Center, Series B, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.300%, 09/02/09	3,445
11,065	New York State Environmental Facilities Corp., Series DCL-043, Rev., VRDO, LIQ: Dexia Bank, 1.250%, 09/03/09 (e)	11,065
21,345	New York State Environmental Facilities Corp., MERLOTS, Series B-20, Rev., VRDO, 0.270%, 09/02/09	21,345
	New York State Housing Finance Agency,
2,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	2,000
6,200	Series E, Rev., VRDO, LOC: BNP Paribas, 0.220%, 09/02/09	6,200
16,100	Series M-1, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/02/09	16,100
700	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 09/02/09	700
	New York State Housing Finance Agency, 101 West End,
1,150	Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	1,150
8,600	Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 09/02/09	8,600
10,000	New York State Housing Finance Agency, 125 West 31st Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	10,000
	New York State Housing Finance Agency, 150 East 44th Street,
3,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	3,000
4,500	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 09/02/09	4,500
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.280%, 09/02/09	2,000
8,400	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.290%, 09/02/09	8,400
	New York State Housing Finance Agency, 345 East 94th Street Housing,
13,100	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.240%, 09/02/09	13,100
9,400	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.260%, 09/02/09	9,400
6,400	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.400%, 09/02/09	6,400
	New York State Housing Finance Agency, 360 West 43rd Street,
5,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	5,000
6,050	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	6,050
29,500	New York State Housing Finance Agency, 42nd & 10th Street, Series A, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.330%, 09/02/09	29,500

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
400	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.400%, 09/02/09	400
2,700	New York State Housing Finance Agency, 70 Battery Place Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	2,700
4,400	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	4,400
3,750	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	3,750
4,085	New York State Housing Finance Agency, Clarkston Maplewood Housing, Series 2009, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.320%, 09/02/09	4,085
1,150	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 09/02/09	1,150
10,000	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.250%, 09/02/09	10,000
5,800	New York State Housing Finance Agency, Kew Gardens Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	5,800
6,800	New York State Housing Finance Agency, McCarthy Manor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 09/02/09	6,800
4,600	New York State Housing Finance Agency, Multi-Family Housing, Second Mortgage, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.280%, 09/02/09	4,600
3,300	New York State Housing Finance Agency, Normandie Court I Project, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.230%, 09/02/09	3,300
5,005	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/02/09	5,005
3,820	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.320%, 09/02/09	3,820
	New York State Housing Finance Agency, Theater Row,
10,000	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/02/09	10,000
3,500	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/02/09	3,500
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.200%, 09/02/09	3,400
17,185	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.250%, 09/02/09	17,185
9,350	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	9,350
5,000	New York State Housing Finance Agency, Victory Housing, Series 2001-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/02/09	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/02/09	6,700
8,800	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	8,800
4,500	New York State Housing Finance Agency, West 38 Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	4,500
5,700	New York State Housing Finance Agency, West Haverstraw Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/02/09	5,700
5,700	New York State Housing Finance Agency, Worth Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	5,700
7,200	New York State Urban Development Corp., Series ROCS-RR-II-R-10011CE, COP, VRDO, LIQ: Citigroup Financial Products, 1.240%, 09/03/09	7,200
	New York State Urban Development Corp., Various State Facilities,
5,000	Series 2004, Rev., VRDO, 0.300%, 09/02/09	5,000
21,165	Series AC3, Rev., VRDO, 0.300%, 09/02/09	21,165
2,595	Oneida County IDA, Rev., VRDO, LOC: NBT Bank N.A., 0.550%, 09/02/09	2,595
6,820	Oneida County IDA, Individual Development, Champion Home, Rev., VRDO, LOC: Credit Suisse, 0.450%, 09/02/09	6,820
1,475	Oneida County IDA, Industrial Development, Oriskany, Rev., VRDO, LOC: NBT Bank N.A., 0.550%, 09/02/09	1,475
3,820	Onondaga County IDA, Albany Molecular Research Project, Rev., VRDO, LOC: Fleet National Bank, 0.420%, 09/02/09	3,820

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
9,665	Port Authority of New York & New Jersey, Series ROCS-RR-II-R-11770, Rev., VRDO, LIQ: Citibank N.A., 0.450%, 09/03/09 (e)	9,665
5,000	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.370%, 09/07/09 (e)	5,000
3,395	Rockland County IDA, Jawonio, Inc., Project, Rev., VRDO, LOC: TD Bank N.A., 0.250%, 09/02/09	3,395
5,670	Suffolk County IDA, Guide Dog Foundation, Inc., Rev., VRDO, LOC: Bank of New York, 0.250%, 09/02/09	5,670
	Triborough Bridge & Tunnel Authority,
155	Series A, Rev., VRDO, 0.550%, 09/02/09	155
13,800	Subseries B-3, Rev., VRDO, 0.270%, 09/02/09	13,800
2,690	Subseries B-4, Rev., VRDO, 0.400%, 09/02/09	2,690
25,100	Troy IDA, Rensselaer Polytechnic, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/03/09	25,100
3,800	Trust for Cultural Resources, WNYC Radio, Inc., Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 09/02/09	3,800
500	Westchester County IDA, Banksville Independent Fire Co., Series B, Rev., VRDO, LOC: Bank of New York, 0.300%, 09/02/09	500
4,020	Westchester County IDA, Community Housing Innovations, Inc., Rev., VRDO, LOC: Bank of New York, 0.250%, 09/03/09	4,020
3,685	Westchester County IDA, Young Women’s Christian Association, Rev., VRDO, LOC: Bank of New York, 0.250%, 09/02/09	3,685
	Total Weekly Demand Notes (Cost $1,341,594)	1,341,594
	Total Investments — 99.9% (Cost $1,803,342)*	1,803,342
	Other Assets in Excess of Liabilities — 0.1%	2,438
	NET ASSETS — 100.0%	$1,805,780

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Daily Demand Notes — 11.2%
	Ohio — 11.2%
500	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	500
500	Ohio State Water Development Authority, First Energy Generation Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.130%, 09/01/09	500
500	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.200%, 09/01/09	500
3,600	State of Ohio, Higher Educational Facility Commission, Case Western Reserve University, Series A, Rev., VRDO, 0.190%, 09/01/09	3,600
3,200	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.130%, 09/01/09	3,200
	Total Daily Demand Notes (Cost $8,300)	8,300
Municipal Bonds — 15.1%
	Ohio — 15.1%
1,000	Fremont City School District, School Construction, GO, 2.750%, 09/23/09	1,000
1,500	Genoa Area Local School District, School Facilities, Construction and Improvements, GO, 3.125%, 09/22/09	1,501
1,520	North Baltimore Local School District, School Improvement, BAN, 3.000%, 12/10/09	1,523
2,100	State of Ohio, Cultural & Sports Capital Facilities, Series B, Rev., 3.500%, 10/01/09	2,104
2,500	Switzerland Local School District, GO, BAN, 2.900%, 11/17/09	2,505
2,500	Western Reserve Local School District, GO, BAN, 3.000%, 09/30/09	2,501
	Total Municipal Bonds (Cost $11,134)	11,134
Weekly Demand Notes — 73.3%
	Ohio — 73.3%
5,000	Austin Trust Various States, Series 2008-3310, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.540%, 09/03/09	5,000
1,500	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 09/02/09	1,500
700	Columbus Regional Airport Authority, Capital Funding, OASBO Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/02/09	700
675	Columbus Regional Airport Authority, OASBO Expanded Asset, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/02/09	675
1,155	Columbus Regional Airport Authority, Pooled Financing Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/02/09	1,155
	Deutsche Bank Spears/Lifers Trust Various States,
940	Series 289, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.350%, 09/02/09	940
120	Series 570, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	120
3,570	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.320%, 09/02/09	3,570
3,400	Middletown Hospital Facilities, Series MT-239, Rev., VRDO, LIQ: Merrill Lynch Capital Services, LOC: Lloyds TSB Bank plc, 0.400%, 09/02/09	3,400
	Montgomery County, Catholic Health,
2,600	Series B, Rev., VRDO, 0.320%, 09/02/09	2,600
600	Series B-2, Rev., VRDO, 0.290%, 09/02/09	600
455	Montgomery County, Multi-Family Housing, Pedcor Investments, Lyons Gate, Series B, Rev., VRDO, LOC: FHLB, 0.650%, 09/02/09	455
3,800	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.310%, 09/02/09	3,800
2,165	Ohio Housing Finance Agency, MERLOTS, Series A10, Rev., VRDO, GNMA/FNMA, LIQ: Bank of New York, 0.370%, 09/02/09	2,165
	Ohio Housing Finance Agency, Residential Mortgage Backed,
1,000	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.350%, 09/02/09	1,000
755	Series B2, Rev., VRDO, AMT, LIQ: KBC Bank N.V., 0.350%, 09/02/09	755
1,400	Series C, Rev., VRDO, AMT, GNMA COLL, 0.360%, 09/02/09	1,400
1,000	Series H, Rev., VRDO, AMT, GNMA/FNMA, 0.310%, 09/02/09	1,000
260	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.360%, 09/02/09	260
2,500	Ohio State Water Development Authority, Series DCL 046, Rev., VRDO, LIQ: Dexia Credit Local, 1.250%, 09/03/09	2,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   21

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
1,650	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.400%, 09/02/09	1,650
	Ohio State Water Development Authority, Pollution Control, First Energy Project,
3,040	Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.310%, 09/03/09	3,040
2,000	Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.250%, 09/02/09	2,000
3,550	Paulding County, Solid Waste, Lafarge Corp. Project, Rev., VRDO, LOC: Bayerische Landesbank, 0.340%, 09/02/09	3,550
1,000	Puttable Floating Option Tax-Exempt Receipts, Series MT-513, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 1.020%, 09/02/09	1,000
2,500	State of Ohio Educational Facility, Series ROCS RR II R-12304, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 1.240%, 09/03/09 (e)	2,500
4,000	Toledo-Lucas County Port Authority, Burlington Air Express, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 0.550%, 09/03/09	4,000
2,763	Wood County, Reclamation Technologies, IDR, Rev., VRDO, LOC: National City Bank, 0.660%, 09/02/09	2,763
	Total Weekly Demand Notes (Cost $54,098)	54,098
	Total Investments — 99.6% (Cost $73,532)*	73,532
	Other Assets in Excess of Liabilities — 0.4%	280
	NET ASSETS — 100.0%	$73,812

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BAN—	Bond Anticipation Note

BHAC—	Insured by Berkshire Hathaway Assurance Corp.

COLL—	Collateral

COP—	Certificate of Participation

CR—	Custodial Receipts

EAGLE—	Earnings of accrual generated on local tax-exempt securities

EDC—	Economic Development Corp.

FGIC—	Insured by Financial Guaranty Insurance Co.

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Insured by Financial Security Assurance, Inc.

GNMA—	Government National Mortgage Association

GO—	General Obligation

IBC—	Insured Bond Certificates

IDA—	Industrial Development Authority

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Insured by Municipal Bond Insurance Corp.

MERLOTS—	Municipal Exempt Receipts Liquidity Optional Tender

NATL—	Insured by National Public Finance Guarantee Corp.

Q-SBLF—	Qualified School Bond Loan Fund

RAN—	Revenue Anticipation Note

RE—	Reinsured

Rev.—	Revenue

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2009.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2009.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

*—	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   23

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,235,993	$87,542		$1,803,342	$73,532
Cash	79	6		4	96
Receivables:
Investment securities sold	18,300	—		—	—
Interest and dividends	1,563	157		3,358	255
Prepaid insurance and other assets	22	3		41	2
Total Assets	1,255,957	87,708		1,806,745	73,885

LIABILITIES:
Payables:
Dividends	—	—	(a)	—	—	(a)
Investment securities purchased	22,838	—		—	—
Accrued liabilities:
Investment advisory fees	84	6		125	5
Administration fees	68	5		102	4
Shareholder servicing fees	255	15		456	11
Distribution fees	27	2		66	9
Custodian and accounting fees	—	3		16	3
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	47	—	(a)
Other	129	46		153	41
Total Liabilities	23,406	77		965	73
Net Assets	$1,232,551	$87,631		$1,805,780	$73,812

NET ASSETS:
Paid in capital	$1,231,997	$87,546		$1,804,382	$73,672
Accumulated undistributed (distributions in excess of) net investment income	392	61		1,237	54
Accumulated net realized gains (losses)	162	24		161	86
Total Net Assets	$1,232,551	$87,631		$1,805,780	$73,812

Net Assets:
E*Trade	$703,231	$—		$284,897	$—
Morgan	529,220	20,518		1,118,063	35,090
Premier	—	53,068		—	1,112
Reserve	—	14,045		402,720	37,510
Service	100	—		100	100
Total	$1,232,551	$87,631		$1,805,780	$73,812
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
E*Trade	702,767	—		284,738	—
Morgan	529,142	20,496		1,116,978	35,015
Premier	—	53,016		—	1,112
Reserve	—	14,045		402,644	37,423
Service	100	—		100	100
Net asset value offering and redemption price per share (all shares)	$1.00	$1.00		$1.00	$1.00

Cost of investments in non-affiliates	$1,235,993	$87,542		$1,803,342	$73,532

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund		New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$3,451		$363		$7,019		$347

EXPENSES:
Investment advisory fees	464		41		783		35
Administration fees	364		32		613		28
Distribution fees:
E*Trade	2,026		—		822		—
Morgan	243		13		609		19
Reserve	—		24		580		60
Service (a)	—	(b)	—		—	(b)	—	(b)
Shareholder servicing fees:
E*Trade	1,013		—		411		—
Morgan	851		44		2,132		67
Premier	—		89		—		2
Reserve	—		29		696		72
Service (a)	—	(b)	—		—	(b)	—	(b)
Custodian and accounting fees	35		12		50		11
Interest expense to affiliates	—	(b)	—	(b)	—		—	(b)
Professional fees	29		26		32		25
Trustees’ and Chief Compliance Officer’s fees	6		1		10		—	(b)
Printing and mailing costs	55		1		69		2
Registration and filing fees	6		6		15		2
Transfer agent fees	19		11		70		9
Insurance expense (See Note 6)	225		26		434		23
Other	16		7		12		6
Total expenses	5,352		362		7,338		361
Less amounts waived	(2,047)		(70)		(1,086)		(55)
Less earnings credits	—	(b)	—	(b)	—	(b)	—	(b)
Less expense reimbursements	—		(1)		—		(2)
Net expenses	3,305		291		6,252		304
Net investment income (loss)	146		72		767		43

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	67		24		2		1
Change in net assets resulting from operations	$213		$96		$769		$44

(a)	Commencement of offering of class of shares effective July 1, 2009 for California Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$146	$10,509	$72	$2,068
Net realized gain (loss)	67	94	24	32
Change in net assets resulting from operations	213	10,603	96	2,100

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(34)	(6,851)	—	—
Morgan
From net investment income	(112)	(3,658)	(10)	(610)
Premier
From net investment income	—	—	(58)	(1,136)
Reserve
From net investment income	—	—	(4)	(322)
Total distributions to shareholders	(146)	(10,509)	(72)	(2,068)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	207,813	28,927	(19,958)	(24,772)

NET ASSETS:
Change in net assets	207,880	29,021	(19,934)	(24,740)
Beginning of period	1,024,671	995,650	107,565	132,305
End of period	$1,232,551	$1,024,671	$87,631	$107,565
Accumulated undistributed (distributions in excess of) net investment income	$392	$392	$61	$61

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$767	$25,172	$43	$1,506
Net realized gain (loss)	2	159	1	84
Change in net assets resulting from operations	769	25,331	44	1,590

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(14)	(2,652)	—	—
Morgan
From net investment income	(652)	(17,029)	(28)	(589)
Premier
From net investment income	—	—	(2)	(38)
Reserve
From net investment income	(101)	(5,483)	(13)	(879)
Total distributions to shareholders	(767)	(25,164)	(43)	(1,506)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(236,674)	96,615	(29,776)	22,484

NET ASSETS:
Change in net assets	(236,672)	96,782	(29,775)	22,568
Beginning of period	2,042,452	1,945,670	103,587	81,019
End of period	$1,805,780	$2,042,452	$73,812	$103,587
Accumulated undistributed (distributions in excess of) net investment income	$1,237	$1,237	$54	$54

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$218,786	$365,804	$—	$—
Dividends and distributions reinvested	34	6,851	—	—
Cost of shares redeemed	(133,869)	(567,127)	—	—
Change in net assets from E*Trade capital transactions	$84,951	$(194,472)	$—	$—
Morgan
Proceeds from shares issued	$1,115,141	$1,466,486	$18,698	$103,306
Dividends and distributions reinvested	85	2,419	8	563
Cost of shares redeemed	(992,464)	(1,245,506)	(24,702)	(115,044)
Change in net assets from Morgan capital transactions	$122,762	$223,399	$(5,996)	$(11,175)
Premier
Proceeds from shares issued	$—	$—	$19,504	$85,501
Dividends and distributions reinvested	—	—	53	1,055
Cost of shares redeemed	—	—	(24,510)	(100,323)
Change in net assets from Premier capital transactions	$—	$—	$(4,953)	$(13,767)
Reserve
Proceeds from shares issued	$—	$—	$21,576	$119,170
Dividends and distributions reinvested	—	—	4	322
Cost of shares redeemed	—	—	(30,589)	(119,322)
Change in net assets from Reserve capital transactions	$—	$—	$(9,009)	$170
Service (a)
Proceeds from shares issued	$100	$—	$—	$—
Change in net assets from Service capital transactions	$100	$—	$—	$—

Total change in net assets from capital transactions	$207,813	$28,927	$(19,958)	$(24,772)

SHARE TRANSACTIONS:
E*Trade
Issued	218,786	365,804	—	—
Reinvested	34	6,851	—	—
Redeemed	(133,869)	(567,127)	—	—
Change in E*Trade Shares	84,951	(194,472)	—	—
Morgan
Issued	1,115,141	1,466,486	18,698	103,306
Reinvested	85	2,419	8	563
Redeemed	(992,464)	(1,245,506)	(24,702)	(115,044)
Change in Morgan Shares	122,762	223,399	(5,996)	(11,175)
Premier
Issued	—	—	19,504	85,501
Reinvested	—	—	53	1,055
Redeemed	—	—	(24,510)	(100,323)
Change in Premier Shares	—	—	(4,953)	(13,767)
Reserve
Issued	—	—	21,576	119,170
Reinvested	—	—	4	322
Redeemed	—	—	(30,589)	(119,322)
Change in Reserve Shares	—	—	(9,009)	170
Service (a)
Issued	100	—	—	—
Change in Service Shares	100	—	—	—

(a)	Commencement of offering of class of shares effective July 1, 2009 for California Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$111,060	$194,164	$—	$—
Dividends and distributions reinvested	14	2,652	—	—
Cost of shares redeemed	(78,051)	(265,894)	—	—
Change in net assets from E*Trade capital transactions	$33,023	$(69,078)	$—	$—
Morgan
Proceeds from shares issued	$1,110,299	$4,984,441	$17,953	$106,319
Dividends and distributions reinvested	540	15,352	23	558
Cost of shares redeemed	(1,275,931)	(4,930,893)	(27,136)	(88,304)
Change in net assets from Morgan capital transactions	$(165,092)	$68,900	$(9,160)	$18,573
Premier
Proceeds from shares issued	$—	$—	$2,755	$77,991
Dividends and distributions reinvested	—	—	1	14
Cost of shares redeemed	—	—	(2,449)	(77,830)
Change in net assets from Premier capital transactions	$—	$—	$307	$175
Reserve
Proceeds from shares issued	$39,812,235	$93,718,939	$26,559	$175,713
Dividends and distributions reinvested	30	1,146	14	879
Cost of shares redeemed	(39,916,970)	(93,623,292)	(47,596)	(172,856)
Change in net assets from Reserve capital transactions	$(104,705)	$96,793	$(21,023)	$3,736
Service (a)
Proceeds from shares issued	$100	$—	$100	$—
Change in net assets from Service capital transactions	$100	$—	$100	$—

Total change in net assets from capital transactions	$(236,674)	$96,615	$(29,776)	$22,484

SHARE TRANSACTIONS:
E*Trade
Issued	111,060	194,142	—	—
Reinvested	14	2,652	—	—
Redeemed	(78,051)	(265,894)	—	—
Change in E*Trade Shares	33,023	(69,100)	—	—
Morgan
Issued	1,110,299	4,984,353	17,942	106,314
Reinvested	540	15,352	23	558
Redeemed	(1,275,931)	(4,930,893)	(27,136)	(88,297)
Change in Morgan Shares	(165,092)	68,812	(9,171)	18,575
Premier
Issued	—	—	2,755	77,991
Reinvested	—	—	1	14
Redeemed	—	—	(2,449)	(77,825)
Change in Premier Shares	—	—	307	180
Reserve
Issued	39,812,235	93,718,940	26,559	175,703
Reinvested	30	1,146	13	879
Redeemed	(39,916,970)	(93,623,183)	(47,584)	(172,853)
Change in Reserve Shares	(104,705)	96,903	(21,012)	3,729
Service (a)
Issued	100	—	100	—
Change in Service Shares	100	—	100	—

(a)	Commencement of offering of class of share effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
E*Trade
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
January 17, 2006(g) through February 28, 2006(h)	1.00	—	(d)	—	(d)	—	(d)	— (d)

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)

Service
July 1, 2009(g) through August 31, 2009 (Unaudited)	1.00	—		—	(d)	—	(d)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.04% (See Note 6).

(f)	Includes insurance expense of 0.02% (See Note 6).

(g)	Commencement of offering of class of shares.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$703,231	0.59	%(e)	0.01%	1.11%
1.00	0.89	618,240	0.96	(f)	0.92	1.09
1.00	2.50	812,635	1.00		2.49	1.09
1.00	2.53	948,839	1.00		2.53	1.09
1.00	0.25	70,216	1.00		2.10	1.24

1.00	0.03	529,220	0.54	(e)	0.05	0.66
1.00	1.28	406,431	0.57	(f)	1.16	0.65
1.00	2.96	183,015	0.55		2.83	0.64
1.00	2.99	91,046	0.55		2.96	0.65
1.00	1.16	45,020	0.55		2.28	0.68
1.00	1.47	217,166	0.55		1.49	0.70
1.00	0.51	154,326	0.55		0.51	0.80

1.00	0.00	100	0.47	(e)	0.00	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
February 22, 2005(i) through June 30, 2005	1.00	0.01		—		0.01		(0.01)

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006(h)	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)

Reserve (k)
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.5% (See Note 6).

(f)	Includes insurance expense of 0.1% (See Note 6).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Includes insurance expense of 0.2% (See Note 6).

(k)	Effective February 19, 2005, Class A was renamed Reserve.

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.04%		$20,518	0.62	%(e)	0.08%	0.77%
1.00	1.44		26,507	0.60	(f)	1.48	0.71
1.00	3.00	(g)	37,673	0.59		3.00	0.71
1.00	3.02		60,944	0.59		3.00	0.67
1.00	1.47		31,580	0.59		2.27	0.69
1.00	0.64		7,803	0.59		1.81	0.70

1.00	0.10		53,068	0.50	(e)	0.20	0.62
1.00	1.58		58,008	0.47	(j)	1.61	0.56
1.00	3.14	(g)	71,758	0.45		3.17	0.55
1.00	3.17		177,698	0.45		3.13	0.52
1.00	1.57		135,695	0.45		2.34	0.54
1.00	1.32		141,695	0.47		1.37	0.56
1.00	0.56		112,753	0.47		0.56	0.55

1.00	0.02		14,045	0.67	(e)	0.04	0.87
1.00	1.33		23,050	0.72	(j)	1.26	0.81
1.00	2.88	(g)	22,874	0.70		2.84	0.81
1.00	2.91		28,903	0.70		2.89	0.78
1.00	1.40		19,135	0.70		2.06	0.79
1.00	1.14		41,308	0.72		1.10	0.81
1.00	0.31		53,414	0.73		0.31	0.81

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
New York Municipal Money Market Fund
E*Trade
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
January 17, 2006(g) through February 28, 2006(h)	1.00	—	(d)	—	(d)	—	(d)	— (d)

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)

Reserve
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)

Service
July 1, 2009(f) through August 31, 2009 (Unaudited)	1.00	—		—	(d)	—	(d)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.04% (See Note 6).

(f)	Includes insurance expense of 0.02% (See Note 6).

(g)	Commencement of offering of class of shares.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Includes insurance expense of 0.05% (See Note 6).

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$284,897	0.70	%(e)	0.01%	1.11%
1.00	0.86	251,873	0.98	(f)	0.89	1.08
1.00	2.50	320,928	1.00		2.52	1.08
1.00	2.55	429,685	1.00		2.56	1.10
1.00	0.24	82,319	1.00		2.08	1.11

1.00	0.05	1,118,063	0.61	(e)	0.11	0.66
1.00	1.23	1,283,154	0.61	(f)	1.21	0.64
1.00	2.93	1,214,148	0.59		2.89	0.63
1.00	2.97	1,204,017	0.59		2.93	0.65
1.00	1.14	1,097,957	0.59		2.27	0.64
1.00	1.42	1,485,743	0.59		1.40	0.67
1.00	0.48	1,540,274	0.59		0.48	0.70

1.00	0.02	402,720	0.68	(e)	0.04	0.76
1.00	1.12	507,425	0.72	(f)	1.10	0.74
1.00	2.81	410,594	0.70		2.79	0.73
1.00	2.86	194,629	0.70		2.82	0.75
1.00	1.09	178,032	0.70		2.19	0.75
1.00	1.27	157,544	0.74		1.26	0.81
1.00	0.28	154,383	0.79		0.28	0.88

1.00	0.00	100	0.56	(i)	0.00	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Ohio Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006(i)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
February 22, 2005(j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006(i)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Reserve (k)
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006(i)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	—		— (d)

Service
July 1, 2009(j) through August 31, 2009 (Unaudited)	1.00	—		—	(d)	—	(d)	—	—		—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.05% (See Note 6).

(f)	Includes insurance expense of 0.02% (See Note 6).

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Commencement of offering of class of shares.

(k)	Effective February 19, 2005, Class A was renamed Reserve.

(l)	Includes insurance expense of 0.06% (See Note 6).

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.07%		$35,090	0.64	%(e)	0.14%	0.77%
1.00	1.39		44,250	0.61	(f)	1.35	0.71
1.00	2.98	(h)	25,619	0.59		2.94	0.74
1.00	2.99		33,418	0.59		2.95	0.70
1.00	1.46		26,537	0.59		2.34	0.72
1.00	0.63		1,891	0.59		1.80	0.72

1.00	0.14		1,112	0.50	(e)	0.28	0.62
1.00	1.53		805	0.47	(f)	1.30	0.56
1.00	3.12	(h)	626	0.45		3.28	0.57
1.00	3.14		32,989	0.45		3.09	0.55
1.00	1.55		38,765	0.45		2.32	0.57
1.00	1.40		44,469	0.46		1.36	0.52
1.00	0.56		46,968	0.47		0.55	0.50

1.00	0.02		37,510	0.74	(e)	0.06	0.87
1.00	1.28		58,532	0.72	(f)	1.27	0.81
1.00	2.86	(h)	54,774	0.70		2.82	0.85
1.00	2.88		69,853	0.70		2.84	0.80
1.00	1.38		79,281	0.70		2.09	0.82
1.00	1.14		82,741	0.71		1.17	0.77
1.00	0.30		59,971	0.72		0.30	0.75

1.00	0.00		100	0.72	(l)	0.00	1.24

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
California Municipal Money Market Fund	E*Trade, Morgan and Service	JPM I	Diversified
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II	Non-Diversified
New York Municipal Money Market Fund	E*Trade, Morgan, Reserve and Service	JPM I	Diversified
Ohio Municipal Money Market Fund	Morgan, Premier, Reserve and Service	JPM II	Non-Diversified

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Service Shares commenced operations on July 1, 2009 for California Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2009, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California Municipal Money Market Fund
Total Investments in Securities #	$—	$1,235,993	$—	$1,235,993

Michigan Municipal Money Market Fund
Total Investments in Securities #	$—	$87,542	$—	$87,542

New York Municipal Money Market Fund
Total Investments in Securities #	$—	$1,803,342	$—	$1,803,342

Ohio Municipal Money Market Fund
Total Investments in Securities #	$—	$73,532	$—	$73,532

#	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (SOI). Please refer to the SOI for security type specifics of the portfolio holdings.

38   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

Purchases of when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when-issued or delayed delivery purchase commitments.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the California Municipal Money Market Fund and New York Municipal Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. Each Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

For the six months ended August 31, 2009, the Funds did not invest in any money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2009, the annualized effective rate was 0.06% of each Fund’s average daily net assets.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for E*Trade, Morgan, Reserve and Service Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Reserve	Service
California Municipal Money Market Fund	0.60%	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	n/a	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.60	0.10	0.25	0.60
Ohio Municipal Money Market Fund	n/a	0.10	0.25	0.60

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	0.30%	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	n/a	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.30	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan and insurance expense related to participation in the U.S. Treasury Department’s Temporary Guarantee Program as described in Note 6) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	1.00%	0.59%	n/a	n/a	1.05%
Michigan Municipal Money Market Fund	n/a	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	1.00	0.59	n/a	0.70	1.05
Ohio Municipal Money Market Fund	n/a	0.59	0.45	0.70	1.05

Prior to July 1, 2009, the contractual expense limitation for California Municipal Money Market Fund was 0.55% for Morgan Shares.

The contractual expense limitation agreements were in effect for the six months ended August 31, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2010.

40   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

For the six months ended August 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Total	Contractual Reimbursements

California Municipal Money Market Fund	$375	$375	$—
Michigan Municipal Money Market Fund	61	61	1
New York Municipal Money Market Fund	314	314	—
Ohio Municipal Money Market Fund	51	51	2

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
California Municipal Money Market Fund	$67	$1,605	$1,672
Michigan Municipal Money Market Fund	—	9	9
New York Municipal Money Market Fund	5	767	772
Ohio Municipal Money Market Fund	—	4	4

G. Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended August 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ outstanding shares for California Municipal Money Market Fund and New York Municipal Money Market Fund.

In addition, California Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of each of these Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet its obligation may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

6. U.S. Treasury’s Guarantee Program

The Funds were eligible to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the U.S. Treasury Department (the “Treasury”) guaranteed to beneficial shareholders that they would receive one dollar (“stable share price”) for each share held in a participating money market fund as of the close of business on September 19, 2008. The guarantee would have been triggered if, after the close of business on September 19, 2008, a participating fund’s per share net asset value fell below 99.5% of the stable share price.

Any increase in the number of shares held in a participating fund after the close of business on September 19, 2008, or an investment in another participating fund after that date, was not guaranteed. If an investor held less than the number of shares originally held in a participating fund on September 19, 2008, on the date the guarantee would have been triggered, only the number of shares held on that later date would have been covered. In addition, if an investor closed an account where the shares were held on September 19, 2008, or transferred shares from such an account to a new account after that date, the shares would not have been covered.

The Funds participated in the Program for the period September 19, 2008 through December 18, 2008, the Program’s initial expiration date. The Treasury extended the Program through April 30, 2009 and again extended the program through September 18, 2009. The Funds continued to participate in the Program through the extended expiration dates of April 30, 2009 and September 18, 2009. The Program expired on September 19, 2009.

Fees associated with the Program were based on a Fund’s outstanding shares as of September 19, 2008 (“Initial Outstanding Shares”). Each of the Funds that participated in the Program paid the Treasury a fee of 0.01% of Initial Outstanding Shares for the period September 19, 2008 through December 18, 2008, and, for those Funds that participated in the Program extensions, 0.015% of Initial Outstanding Shares for each of the following extension periods: December 19, 2008 through April 30, 2009 and May 1, 2009 through September 18, 2009.

Fees are recorded in Insurance expense on the Statements of Operations. This expense was borne by the Funds without regard to any expense limitation currently in effect for the Funds. All shareholders of each Fund bore this cost without regard to the extent of their coverage under the Program.

7. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were

42   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through October 29, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   43

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2009, and continued to hold your shares at the end of the reporting period, August 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
California Municipal Money Market Fund
E*Trade
Actual *	$1,000.00	$1,000.10	$2.97	0.59%
Hypothetical *	1,000.00	1,022.23	3.01	0.59
Morgan
Actual *	1,000.00	1,000.30	2.72	0.54
Hypothetical *	1,000.00	1,022.48	2.75	0.54
Service
Actual **	1,000.00	1,000.00	0.80	0.47
Hypothetical *	1,000.00	1,022.84	2.40	0.47

Michigan Municipal Money Market Fund
Morgan
Actual *	1,000.00	1,000.40	3.13	0.62
Hypothetical *	1,000.00	1,022.08	3.16	0.62
Premier
Actual *	1,000.00	1,001.00	2.52	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Reserve
Actual *	1,000.00	1,000.20	3.38	0.67
Hypothetical *	1,000.00	1,021.83	3.41	0.67

44   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
New York Municipal Money Market Fund
E*Trade
Actual *	$1,000.00	$1,000.10	$3.53	0.70%
Hypothetical *	1,000.00	1,021.68	3.57	0.70
Morgan
Actual *	1,000.00	1,000.50	3.08	0.61
Hypothetical *	1,000.00	1,022.13	3.11	0.61
Reserve
Actual *	1,000.00	1,000.20	3.43	0.68
Hypothetical *	1,000.00	1,021.78	3.47	0.68
Service
Actual **	1,000.00	1,000.00	0.95	0.56
Hypothetical *	1,000.00	1,022.38	2.85	0.56

Ohio Municipal Money Market Fund
Morgan
Actual *	1,000.00	1,000.70	3.23	0.64
Hypothetical *	1,000.00	1,021.98	3.26	0.64
Premier
Actual *	1,000.00	1,001.40	2.52	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Reserve
Actual *	1,000.00	1,000.20	3.73	0.74
Hypothetical *	1,000.00	1,021.48	3.77	0.74
Service
Actual **	1,000.00	1,000.00	1.22	0.72
Hypothetical *	1,000.00	1,021.58	3.67	0.72

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the actual period). The Class commenced operations on July 1, 2009.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly

46   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/ Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the California Municipal Money Market Fund and New York Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The Lipper performance data noted by the Trustees, as part of their

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

With respect to the Funds, the Trustees considered the Lipper performance data and other information provided by the Advisor for each of the Funds. The Trustees noted the generally superior performance of the Funds and recognized that instances of lower performance were either directly related to class-specific fees and expenses and/or the Advisor’s investment approach during the market events over the past year. The Trustees then requested and received information with respect to each Fund’s gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund’s gross performance information for its most recent one-year period. The Trustees concluded that such performance for each Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the California Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and the actual total expenses for the Morgan shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Michigan Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and the actual total expenses for the Morgan shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the New York Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and the actual total expenses for the Morgan shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Ohio Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and the actual total expenses for the Morgan shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

48   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

SPECIAL SHAREHOLDER MEETING RESULTS
(Unaudited)

JPMorgan Trust II (“JPM II”) held a special meeting of shareholders on June 15, 2009, for the purpose of considering and voting upon the following proposal:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of JPM II, including the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. The results of the voting were as follows:

Amounts in thousands
William J. Armstrong
In Favor	93,446,447
Withheld	1,022,313

John F. Finn
In Favor	93,441,137
Withheld	1,027,624

Dr. Matthew Goldstein
In Favor	93,513,021
Withheld	955,740

Robert J. Higgins
In Favor	93,455,716
Withheld	1,013,045

Frankie D. Hughes
In Favor	93,502,398
Withheld	966,363

Peter C. Marshall
In Favor	93,503,565
Withheld	965,196

Marilyn McCoy
In Favor	93,509,493
Withheld	959,268
William G. Morton, Jr.
In Favor	93,503,793
Withheld	964,968

Robert A. Oden, Jr.
In Favor	93,513,471
Withheld	955,290

Fergus Reid, III
In Favor	93,503,219
Withheld	965,542

Frederick W. Ruebeck
In Favor	93,445,833
Withheld	1,022,928

James J. Schonbachler
In Favor	93,504,517
Withheld	964,244

Leonard M. Spalding, Jr.
In Favor	93,502,157
Withheld	941,740
Abstained	24,678

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   49

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. August 2009.	SAN-MMKTST-809

Semi-Annual Report

J.P. Morgan Tax Free Funds

Six months ended August 31, 2009 (Unaudited)

JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Tax Free Bond Fund	2
JPMorgan Intermediate Tax Free Bond Fund	4
JPMorgan New York Tax Free Bond Fund	7
Schedules of Portfolio Investments	9
Financial Statements	46
Financial Highlights	56
Notes to Financial Statements	62
Schedule of Shareholder Expenses	78
Board Approval of Investment Advisory Agreements	80

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 23, 2009 (Unaudited)

Dear Shareholder:

It’s hard to believe that only one year ago the world economy was in the grips of a financial panic of such profound proportions that, if one were to believe many commentators, it threatened to produce a catastrophe as deep and painful as the Great Depression.

“Declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.”

Although recent economic reports confirm that this was, in fact, the worst recession in the post-World War II era, ultimately, it can hardly be compared to the Great Depression. Moreover, although unemployment continues to rise, other signs suggest that the economy is moving from recession to recovery. Meanwhile, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.

Embarked on recovery

In the three months following the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than any other three-month period in the Dow’s 113-year history. The first few months of 2009 offered investors little respite and, in early March, stocks plunged to their lowest level in 14 years.

Now, however, there are signs that Wall Street is on the mend. Although credit is still tight, the credit markets overall are working far better than they did last fall. The three-month LIBOR spread — the difference between the rate on three-month inter-bank loans and three-month Treasury bills — peaked at 4.6% last October, but has since fallen to 0.2%, below its long-term average. Increased issuance and narrower spreads in the corporate bond market also provide encouraging signs.

The stock market is showing signs of resilience. As of September 23, the Standard & Poor’s 500 Index is up 57% from its March low, while market volatility, as measured by the VIX Index, fell from an all-time high of 81 last November to below 24 recently, close to its long-term average of 20.

On the economic front we have seen improvement in housing starts, industrial production and productivity growth — all signs that the economy may be embarking upon a recovery. However, it should be noted that this recovery remains vulnerable to very tight credit, geopolitical issues and a reluctance among consumers to spend. All of these present challenges to the recovery and any of them could lead us back into recession.

Equity indexes reflect strong six-month surge

All three major stock indexes have reflected the strong stock market rally that began in early March. The NASDAQ Composite Index led the surge, rising 46.5% as of the six-month period ended August 31, 2009. The Standard & Poor’s 500 Index rose 40.5% and the Dow Jones Industrial Average was up 36.6% in the same period. Outside of the U.S., emerging markets powered a strong rally, returning 71.1% over the past six months, as measured by the MSCI Emerging Markets Index.

Investors’ display strong appetite for Treasuries

Although investors showed willingness to invest in riskier investments, such as stocks and corporate bonds, they also demonstrated a strong appetite for U.S. Treasuries, pushing prices up and yields down slightly from their spring levels. As a result, yields showed only slight increases over the past six months. During the six months ended August 31, 2009, 30-year bond yields rose to 4.18% from 3.71%; the benchmark 10-year Treasury yields ended the period slightly higher, at 3.40% from 3.02%; and the two-year note remained relatively unchanged at 0.97% compared to 1.00% at the beginning of the period.

Reviewing strategy in the wake of the crisis

We’ve certainly come a long way from the post-Lehman collapse period of record-setting market volatility, frozen credit and slumping economic forecasts. One year later, economists have provided us with growing evidence that the financial crisis has eased and that the worst may be finally behind us.

As the markets and the economy show signs of stabilization, it may be tempting for investors to sit back and wait for the market to revert to its “pre-Lehman” days. However, even with recent positive data, the economy remains tenuous and is still vulnerable to various threats that could cause an economic “relapse.” So while it may not be prudent to attempt to “time” a potential market correction, investors shouldn’t resort to short-term inertia strategies either. Now may be a good time to reassess your current asset allocation to ensure that it includes a mix of strategy types, such as flexible, style pure and passive, that tend to rise and fall at different times in a market cycle. This diversified approach to investing may allow you to weather any future derailments — and to potentially benefit if the economy should brighten more than expected.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   1

JPMorgan California Tax Free Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 23, 1996
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$225,769
Primary Benchmark	Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index
Average Credit Quality	AA3/A1
Duration	6.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan California Tax Free Bond Fund, which seeks to provide high after-tax total return for California residents consistent with moderate risk of capital,* returned 3.26%** (Institutional Class Shares) for the six months ended August 31, 2009. This compares to the 3.59% return for the Barclays Capital California Competitive Intermediate (1–17 Year) Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the Fund underperformed its benchmark. The economy remained weak throughout the period, as gross domestic product (GDP) contracted, consumer spending was strained and unemployment moved higher. In the municipal market, conditions generally improved over the reporting period, in contrast to the periods of heightened volatility, forced selling into illiquid markets and spread widening that occurred in calendar year 2008. The government’s low interest rate monetary policies and fiscal stimulus programs appeared to gain traction over the period, as the strained credit markets started to function more normally, liquidity improved and the economy showed signs of stabilizing. Collectively, this helped municipal spreads to narrow. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. In addition, it appeared that less investor risk aversion, as well as solid demand and falling issuance of tax-exempt securities, supported municipal bond prices. In addition, California tax-free bond prices, which previously performed poorly given the uncertainties surrounding its fiscal situation, were supported by the July 2009 passage of its budget.

During the reporting period, the Fund’s assets grew mostly due to strong inflows from investors. However, the falling supply of municipal issuance from the state of California made it difficult for the Fund to rapidly deploy these assets. As a result, the Fund’s cash position increased from less than 2% to over 10% of total assets during the reporting period. This was the most significant detractor from the Fund’s a performance, given the low yields paid by cash investments.

The Fund’s sector exposures produced mixed results during the reporting period. For example, the Fund’s underweight to general obligations bonds (GOs) detracted from performance. Spreads in this sector had widened sharply prior to the second quarter of 2009, given concerns about the state’s financial challenges and the issues surrounding its budget. However, spreads narrowed beginning in the second quarter of 2009 through the end of the reporting period due, in part, to the passage of California’s budget. In contrast, the Fund’s underweight to pre-refunded securities (bonds that are secured with U.S. government securities) was rewarded as these short-term, higher quality securities underperformed their longer-term, lower quality counterparts.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) modestly increased during the reporting period and was longer than that of the benchmark. This was a positive contributor to performance, as municipal yields declined during the period. The Fund’s positioning (excluding cash) along the municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) was similar to that of the benchmark and did not materially impact its performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Given the ongoing fiscal issues in California, we continued to favor high-quality securities and, despite the Fund’s single-state nature, we held investments in most market sectors. However, we remained very cautious about the corporate-related sector in this difficult environment and typically avoided these more economically-sensitive securities. In terms of the Fund’s yield curve positioning, we sought to invest a major portion of new assets in the 15-year+ portion of the curve, as we looked to keep the Fund’s duration similar or longer than that of the benchmark.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2009***

AAA	18.2%
AA	33.9
A	27.7
BAA	20.2
Not Rated	—

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		3.27%	4.84%	3.24%	4.39%
With Sales Charge*		(0.62)	0.91	2.46	4.00
CLASS C SHARES	2/19/05
Without CDSC		2.99	4.34	2.71	4.12
With CDSC**		1.99	3.34	2.71	4.12
INSTITUTIONAL CLASS SHARES	12/23/96	3.26	4.92	3.37	4.53
SELECT CLASS SHARES	4/21/97	3.20	4.80	3.24	4.38

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class A Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class A Shares would have been different than shown because Class A Shares have different expenses than Select Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan California Tax Free Bond Fund, Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index and Lipper California Intermediate Municipal Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper California Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital California Competitive Intermediate Bond (1–17 Year) Index is used as a representation of California municipal securities with maturities from 1 to 17 years. The Lipper California Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   3

JPMorgan Intermediate Tax Free Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$5,045,199
Primary Benchmark	Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index
Average Credit Quality	AA2/AA3
Duration	5.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intermediate Tax Free Bond Fund, which seeks to provide monthly dividends that are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations,* returned 3.33%** (Select Class Shares) for the six months ended August 31, 2009, compared to the 3.71% return for the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index for the same period. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The reporting period was characterized by a return to more normal credit and liquidity conditions and a rally in the municipal bond market. Looking back, municipal bond prices fell in 2008, in particular during September and October 2008. This was triggered by turmoil in the financial markets, a rapidly weakening economy, frozen credit markets, downgrades of monoline insurers and forced selling by leveraged investors. (Monoline insurers guarantee the timely repayment of bond principal and interest when an issuer defaults.) Collectively, this led to an extreme “flight to quality,” as investors flocked to short-term Treasuries and sold securities that were perceived to be risky.

The backdrop started to gradually improve late in the calendar year 2008 and into 2009, as there were signs that the government’s aggressive initiatives to unfreeze the credit markets and stabilize the financial system were beginning to gain some traction. In addition, during the reporting period, there were signs that economic conditions were beginning to improve. While the fundamentals in the municipal market were stressed during the reporting period — due to the lagging effect of falling tax revenues — municipal bond prices performed well over the six months ended August 31, 2009. During that time, it appeared that risk aversion abated as the economy appeared to bottom and investors were drawn to the attractive valuations in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Many of the strategies that helped the Fund’s performance in 2008 detracted from performance during the reporting period. For example, the Fund maintained a higher quality portfolio than the benchmark, both from an average quality and sector perspective. This detracted from performance as lower-quality municipal bonds outperformed their higher quality counterparts during the six months ended August 31, 2009.

In terms of sectors, the Fund held overweight positions in high quality pre-refunded securities (bonds that are secured with U.S. government securities), general obligation bonds (municipal securities that are secured by a state or local government’s pledge to use legally available resources, including tax revenues, to repay bond holders) and essential service revenue bonds (securities that are issued by municipal enterprises such as water, public power and sewer utilities). These sectors lagged the benchmark during the reporting period. In contrast, the Fund had underweights in the lower quality housing, healthcare and tobacco sectors. This was not rewarded as these sectors outperformed the benchmark during the period.

The Fund emphasized securities issued by states that we viewed as being more fiscally responsible and states we believed were relatively better equipped to handle the weak economic environment. This led to overweights in Georgia, Maryland, Texas and South Carolina, and underweights in California, New York and New Jersey. Again, this stance was not rewarded, given the low quality rally during the reporting period.

The Fund’s duration and yield curve strategies also detracted somewhat from performance. (Duration measures the price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) The yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time). During the reporting period, we maintained a short duration and an underweight to longer-term municipal securities. This positioning was not rewarded as municipal rates fell during the period and longer-term securities outperformed their shorter-term counterparts.

4   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

Q:	HOW WAS THE FUND MANAGED?

A:	We did not significantly adjust the Fund’s portfolio during the reporting period, as we continued to emphasize higher quality sectors and securities. However, we did make several minor adjustments to the Fund during the reporting period. While we were underweight in California overall, early in the reporting period we increased the Fund’s exposure to certain California general obligation bonds that we found to be attractively valued. This positively contributed to performance after the state’s budget was approved. We also increased the Fund’s exposure to higher coupon municipal securities. This positively contributed to the Fund’s performance, as there was strong demand for these securities given their attractive yields. In addition, they provide a hedge in the event that interest rates rise once the economy is on more solid footing. As is consistent with our tax-advantaged strategy, we maintained a very minimal exposure to securities subject to the alternative minimum tax.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2009***

AAA	40.4%
AA	31.4
A	17.4
BAA	10.4
Not Rated	0.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   5

JPMorgan Intermediate Tax Free Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/31/03
Without Sales Charge		3.21%	5.43%	3.46%	4.66%
With Sales Charge*		(0.65)	1.47	2.67	4.25
CLASS B SHARES	12/31/03
Without CDSC		2.89	4.77	2.72	4.11
With CDSC**		(2.11)	(0.23)	2.36	4.11
CLASS C SHARES	12/31/03
Without CDSC		2.88	4.78	2.65	4.10
With CDSC***		1.88	3.78	2.65	4.10
INSTITUTIONAL CLASS SHARES	9/10/01	3.39	5.76	3.70	4.72
SELECT CLASS SHARES	1/1/97	3.33	5.65	3.60	4.63

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B, Class C and Institutional Class Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Tax Free Bond Fund, Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and Lipper Intermediate Municipal Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

JPMorgan New York Tax Free Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$895,391
Primary Benchmark	Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AA2/AA3
Duration	6.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan New York Tax Free Bond Fund, which seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes and also seeks to protect the value of your investment,* returned 3.40%** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 3.89% return for the Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the Fund underperformed its benchmark. The economy remained weak throughout the period, as gross domestic product (GDP) contracted, consumer spending was strained and unemployment moved higher. In the municipal market, conditions generally improved over the reporting period, in contrast to the periods of heightened volatility, forced selling into illiquid markets and spread widening that occurred in calendar year 2008. The government’s low interest rate monetary policy and fiscal stimulus programs appeared to gain traction over the period, as the strained credit markets started to function more normally, liquidity improved and the economy showed signs of stabilizing. Collectively, this helped municipal spreads to narrow. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. In addition, it appeared that less investor risk aversion, as well as solid demand and falling issuance of tax-exempt securities, supported municipal bond prices, especially longer-term, lower rated issues.

During the reporting period, the Fund’s assets grew principally due to strong inflows from investors. However, the falling supply of municipal issuance from the state of New York made it difficult for the Fund to rapidly deploy these assets. As a result, the Fund’s cash position nearly doubled as it increased from roughly 5% to just under 10% of total assets during the reporting period. This was a detractor from performance, given the low yields paid by cash investments.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) increased during the reporting period but it remained shorter than that of the benchmark. This detracted from performance, as municipal yields declined during the period. The Fund’s positioning (excluding cash) along the municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) was similar to that of the benchmark and did not materially impact its performance.

The Fund’s exposure to the electric and tobacco sectors, as well as its gas purchase holdings (bonds used by municipalities to finance prepayments of future gas purchases) enhanced its results. Having an out-of-index position in municipal securities issued by Puerto Rico also contributed to the Fund’s performance. These positives were modestly offset by the Fund’s investments in high quality pre-refunded securities (bonds that are secured with U.S. government securities), as these higher quality securities underperformed their lower quality counterparts.

Q:	HOW WAS THE FUND MANAGED?

A:	Given the budget challenges in New York, as was the case in most states, we continued to favor high-quality securities. Within the Fund’s single-state nature, our portfolio was diversified across most market sectors. However, we remained very cautious about the corporate-related sector in this difficult environment and typically avoided these more economically-sensitive securities. In terms of the Fund’s yield curve positioning, we sought to invest a major portion of new assets in the 15-year + portion of the curve, as we looked to move the Fund’s duration to a more neutral position versus the benchmark.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2009***

AAA	24.9%
AA	47.9
A	21.7
BAA	5.4
Not Rated	0.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   7

JPMorgan New York Tax Free Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/16/01
Without Sales Charge		3.40%	5.88%	3.33%	4.49%
With Sales Charge*		(0.54)	1.97	2.54	4.09
CLASS B SHARES	2/16/01
Without CDSC		3.01	5.12	2.60	3.86
With CDSC**		(1.99)	0.12	2.24	3.86
CLASS C SHARES	1/31/03
Without CDSC		3.07	5.08	2.58	3.81
With CDSC***		2.07	4.08	2.58	3.81
INSTITUTIONAL CLASS SHARES	9/10/01	3.50	6.14	3.60	4.71
SELECT CLASS SHARES	1/1/97	3.40	5.91	3.36	4.53

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Institutional Class Shares prior to their inception dates are based on the performance of the Select Class Shares. Returns for Class C Shares prior to the inception date is based on the performance of the Class B Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan New York Tax Free Bond Fund, Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index and Lipper Intermediate Municipal Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital New York Competitive Intermediate (1–17 Year) Maturities Index represents the performance of New York municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 88.1%
	Arkansas — 0.4%
1,000	City of Springdale, Sales & Use Tax, Rev., FSA, 4.125%, 07/01/13	977
	California — 81.9%
3,135	Anaheim Public Financing Authority, Distribution System, Second Lien, Rev., NATL-RE, 5.250%, 10/01/14	3,436
1,535	Anaheim Public Financing Authority, Electric Systems Distribution, Rev., 5.000%, 04/01/19	1,657
1,000	Anaheim Public Financing Authority, Public Improvements Project, Capital Appreciation, Series C , Rev., FSA, Zero Coupon, 09/01/19	592
	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area,
2,000	Series F, Rev., 5.000%, 04/01/16	2,208
1,500	Series F, Rev., 5.000%, 04/01/19	1,596
1,500	Beverly Hills Unified School District, Capital Appreciation, Election of 2008, GO, Zero Coupon, 08/01/23	750
260	Burlingame Financing Authority, Rev., 4.750%, 10/15/11	280
1,000	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/19	1,112
	California Educational Facilities Authority, Stanford University,
750	Series P, Rev., 5.250%, 12/01/13	853
1,000	Series T-5, Rev., 5.000%, 03/15/23	1,162
1,000	California Health Facilities Financing Authority, Cedars Sinai Medical Center, Rev., 5.000%, 11/15/15	1,011
1,500	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.250%, 10/01/18	1,670
1,000	California Health Facilities Financing Authority, Sutter Health, Series A, Rev., 5.500%, 08/15/18	1,077
	California Housing Finance Agency, Home Mortgage,
1,000	Series B, Rev., 4.000%, 08/01/13	1,053
1,500	Series B, Rev., 4.800%, 08/01/17	1,310
1,000	Series D, Rev., AMT, FGIC, 4.350%, 02/01/17	937
1,000	Series J, Rev., AMT, FSA, 4.750%, 08/01/15	998
500	California State Department of Transportation, Federal Highway, Series A, Rev., 4.000%, 02/01/12	528
	California State Department of Water Resources, Power Supply,
1,500	Series A, Rev., NATL-RE, 5.250%, 05/01/12	1,631
1,000	Series H, Rev., 5.000%, 05/01/18	1,057
	California State Department of Water Resources, Water Systems,
2,500	Series AF, Rev., 5.000%, 12/01/18	2,732
2,500	Series AF, Rev., 5.000%, 12/01/18	2,720
565	Series J-3, Rev., 7.000%, 12/01/12 (p)	670
1,435	California State Department of Water Resources, Water Systems, Unrefunded Balance, Series J-3, Rev., 7.000%, 12/01/12	1,686
2,000	California State Public Works Board, California State University, Series A, Rev., NATL-RE, FGIC, 5.250%, 10/01/17	2,086
1,500	California State Public Works Board, Department Development Services, Porterville, Series C, Rev., 6.000%, 04/01/19	1,550
1,000	California State Public Works Board, Department of Corrections & Rehabilitations, Series J, Rev., AMBAC, 5.250%, 01/01/16	1,054
100	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.250%, 06/01/12	105
1,675	California State Public Works Board, Lease, Department of Corrections, Series A, Rev., AMBAC, 5.250%, 06/01/11	1,753
1,500	California State Public Works Board, Regents University, Series A, Rev., 5.000%, 03/01/18	1,609
1,000	California State Public Works Board, Various Universities of California Projects, Series D, Rev., 5.000%, 05/01/15	1,040
1,000	California State University, Systemwide, Series C, Rev., FSA, 5.000%, 11/01/19	1,117
925	California Statewide Communities Development Authority, Poinsettia Apartments, Series B, Rev., VAR, 4.750%, 06/15/11	947
490	Carson Redevelopment Agency, Redevelopment Project Area No.1, Tax Allocation, NATL-RE, 5.500%, 10/01/14	513
1,000	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/17	404
5,110	City of Los Angeles, Sonnenblick Del Rio West Los Angeles, COP, AMBAC, 6.125%, 11/01/10	5,322
600	City of Pacifica, Street Improvement Project, COP, AMBAC, 5.750%, 11/01/09 (p)	617
1,000	City of Riverside, Riverside Sewer, 5.000%, 08/01/15	1,118
1,240	City of Sacramento Financing Authority, Capital Improvement, Series A, Rev., AMBAC, 5.000%, 12/01/16	1,333

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   9

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
880	City of San Bernardino, Single Family Mortgage, Series A, Rev., FHA, VA MTGS, GNMA COLL, 7.500%, 05/01/23 (p)	1,158
1,500	City of Santa Rosa, Capital Appreciation, Series B, Rev., FSA-CR, AMBAC, Zero Coupon, 09/01/23	746
1,500	City of Vallejo, Water Revenue, Rev., NATL-RE, 5.000%, 05/01/16	1,337
150	Coachella Valley Recreation & Park District, Improvement Board Act of 1915, Reassessment District 1, Special Assessment, NATL-RE, 4.625%, 09/02/10	155
1,000	Colton Public Financing Authority, Tax Allocation, Series A, NATL-RE, 5.000%, 09/18/19	989
2,000	Desert Sands Unified School District, GO, AMBAC, Zero Coupon, 06/01/14	1,714
1,500	Escondido Union High School District, Election 2008, Capital Appreciation, Series A, GO, AGC, Zero Coupon, 08/01/25	578
1,915	Evergreen Elementary School District, Capital Appreciation, GO, AGC, Zero Coupon, 08/01/24	819
1,000	Fallbrook Union High School District, San Diego County, GO, NATL-RE, FGIC, 5.375%, 09/01/12	1,090
	Fullerton University Foundation, Auxiliary Organization, University & College Improvements,
100	Series A, Rev., NATL-RE, 5.500%, 07/01/10	102
100	Series A, Rev., NATL-RE, 5.500%, 07/01/10	104
1,000	Glendale Community College District, Capital Appreciation, Series A, GO, NATL-RE, Zero Coupon, 10/01/17	755
	Golden State Tobacco Securitization Corp., Tobacco Settlement Funded, Enhanced Asset Backed,
1,000	Series A, Rev., 5.000%, 09/18/09	986
1,000	Series A-1, Rev., 5.000%, 06/01/13	996
2,000	Series B, Rev., FGIC-TCRS, 5.500%, 06/01/13 (p)	2,257
545	Golden West Schools Financing Authority , Series A, Rev., NATL-RE, 5.800%, 02/01/16	614
1,000	Loma Linda University Medical Center, Series A, Rev., 5.000%, 12/01/15	887
1,500	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/20	1,432
1,500	Los Angeles Community College District, Election of 2003, University & College Improvements, Series E, GO, FSA, 5.000%, 08/01/16	1,628
	Los Angeles County Community Facilities District No. 3, Improvement Area B, Special Tax,
500	Series A, AMBAC, 5.625%, 09/01/10 (i)	511
1,395	Series A, AMBAC, 5.625%, 09/01/10 (i)	1,415
2,000	Los Angeles County Metropolitan Transportation Authority, Proposition A, First Tier, Series A, Rev., AMBAC, 5.000%, 07/01/13	2,236
1,500	Los Angeles County Public Works Financing Authority, Regional Park & Open Space, Special Assessment, Series A, NATL-RE, 5.000%, 10/01/19	1,676
	Los Angeles Department of Water & Power, Power Systems,
1,500	Series B, Rev., 5.000%, 07/01/19	1,597
1,500	Series B, Rev., 5.250%, 07/01/19	1,635
1,500	Series B, Rev., 5.250%, 07/01/19	1,626
1,000	Series B, Rev., FSA, 5.125%, 07/01/13	1,098
1,000	Series B, Rev., FSA, 5.125%, 07/01/13	1,094
1,000	Sub Series A-1, Rev., AMBAC, 5.000%, 07/01/15	1,128
	Los Angeles Harbor Department,
1,500	Series A, Rev., AMT, NATL-RE, 5.000%, 08/01/16	1,587
1,500	Series C, Rev., 5.000%, 08/01/14	1,664
1,000	Series C, Rev., AMT, NATL-RE, 5.000%, 08/01/15	1,053
	Los Angeles Unified School District,
125	Series A, GO, FGIC, 6.000%, 07/01/15	145
1,000	Series I, GO, 5.000%, 07/01/19	1,044
1,000	Los Angeles Unified School District, Election of 2004, Series G, GO, AMBAC, 5.000%, 07/01/16	1,096
1,115	Mendocino-Lake Community College District, Election of 2006, Series A, GO, NATL-RE, 5.000%, 08/01/17	1,168
1,000	Metropolitan Water District of Southern California, Rev., 5.000%, 07/01/19	1,140
3,000	Monterey Peninsula Community College District, Capital Appreciation, Series C, GO, FSA, Zero Coupon, 02/01/18	1,376
1,580	Moreland School District, Crossover, GO, FSA, 4.250%, 08/01/15	1,594
1,385	Mountain View/Santa Clara County, Capital Projects, COP, 5.250%, 08/01/13	1,502
1,000	Murrieta Valley Unified School District Public Financing Authority, School District Election of 2006, GO, Capital Appreciation, FSA, Zero Coupon, 09/01/24	426
1,500	Napa Valley Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 08/01/17	785
1,500	Northern California Gas Authority No.1, Series A, Rev., 5.000%, 07/01/11	1,516
2,000	Orange County Public Financing Authority, Waste Management Systems, Rev., AMBAC, 5.750%, 12/01/09	2,019

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
	Palo Alto Unified School District, Election of 2008, Capital Appreciation,
1,500	GO, Zero Coupon, 08/01/22	825
1,015	GO, Zero Coupon, 08/01/25	465
1,500	Palomar Pomerado Health, Capital Appreciation, Series A, GO, NATL-RE, Zero Coupon, 08/01/18	946
1,785	Peralta Community College District, Election of 2006, Series C, GO, 5.250%, 08/01/19 (w)	1,903
375	Pomona Public Financing Authority, Southwest Pomona Redevelopment Project, Unrefunded Balance, Series W, Rev., NATL-RE, 5.000%, 10/05/09	379
1,500	Port of Oakland, Inter Lien, Series A, Rev., NATL-RE, 5.000%, 11/01/14	1,525
360	Rancho Water District Financing Authority, Series A, Rev., FSA, 5.500%, 08/01/10	375
1,835	Roseville Finance Authority, Special Tax, Senior Lien, Series A, AMBAC, 4.250%, 09/01/17	1,525
	Sacramento County Sanitation District,
1,500	Rev., NATL-RE, FGIC, 5.000%, 06/01/16	1,605
250	Series A, Rev., 5.250%, 12/01/10	264
150	Series A, Rev., 5.750%, 12/01/10	159
1,500	Sacramento County, Airport Systems, Series A, Rev., FSA, 5.000%, 07/01/18	1,593
1,500	San Bernardino City Unified School District, Election of 2004, Series B, GO, FSA, 5.000%, 08/01/15	1,565
1,000	San Diego Community College District, Election of 2006, Capital Appreciation, GO, FSA, Zero Coupon, 08/01/14	864
	San Diego Public Facilities Financing Authority,
1,000	Series A, Rev., 5.000%, 08/01/18	1,071
1,500	Series A, Rev., 5.000%, 05/15/19	1,564
2,000	Series B, Rev., 5.000%, 08/01/19	2,072
2,500	San Diego Unified School District, Election of 1998, Series F-1, GO, FSA, 5.250%, 07/01/28	2,733
	San Francisco City & County Airports Commission, Second Series, Issue 32F,
1,000	Rev., NATL-RE, FGIC, 5.000%, 05/01/14	1,082
1,000	Rev., NATL-RE, FGIC, 5.250%, 05/01/18	1,084
1,500	San Francisco City & County Airports Commission, Second Series, Issue 34E, Rev., FSA, 5.750%, 05/01/18	1,557
2,000	San Francisco City & County Public Utilities Commission, Series A, Rev., 5.000%, 11/01/16	2,281
1,250	San Francisco City & County, Multiple Capital Improvement Projects, Series A, COP, 5.000%, 04/01/19	1,293
1,500	San Francisco State Building Authority, California State & San Francisco Civic Center, Series A, Rev., NATL-RE, FGIC, 5.000%, 12/01/15	1,486
1,500	San Jose Evergreen Community College District, Election of 2004, Series B, GO, FSA, 5.000%, 09/01/18	1,597
990	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation, NATL-RE, 6.000%, 08/01/15 (p)	1,215
2,010	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Unrefunded Balance, Tax Allocation, NATL-RE, 6.000%, 08/01/15	2,125
	San Marcos Public Facilities Authority, CR,
1,990	Rev., Zero Coupon, 03/01/14 (p)	1,795
715	Rev., Zero Coupon, 01/01/19 (p)	506
585	San Mateo County Community College District, Election of 2001, Series A, GO, NATL-RE, FGIC, 5.375%, 09/01/12	632
250	San Mateo County Joint Power Authority, Capital Projects Program, Rev., NATL-RE, 6.500%, 07/01/15	289
1,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., NATL-RE, 6.250%, 07/01/24	1,654
1,000	Santa Clara County Financing Authority, Series A, Rev., AMBAC, 5.750%, 11/15/13	1,134
2,000	Santa Monica Community College District, Election of 2002, Capital Appreciation, Series C, GO, NATL-RE, Zero Coupon, 08/01/15	1,514
1,500	Santa Monica Community College District, Election of 2007, Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/12	1,415
1,565	Sierra View Local Health Care District, Rev., 5.100%, 07/01/17	1,504
1,850	South Bayside Waste Management Authority Solid Waste System, Rev., AMBAC, 6.125%, 10/05/09	1,890
1,310	South Orange County Public Financing Authority, Foothill Area, Special Tax, Series A, NATL-RE, FGIC, 5.250%, 08/15/14	1,315
2,135	Southern California Public Power Authority, Project No.1, Series A, Rev., 5.000%, 11/01/18	2,102
	State of California,
1,500	GO, 5.000%, 03/01/16	1,625
1,000	GO, 5.000%, 09/01/16	1,060
2,000	GO, 5.000%, 02/01/17	2,128
3,000	GO, 5.000%, 02/01/17	3,096
3,500	GO, 5.000%, 11/01/17	3,663
2,328	GO, 5.055%, 03/15/14 (i)	2,364
1,500	GO, NATL-RE, 4.000%, 09/01/14	1,586

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   11

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
120	GO, NATL-RE-IBC, 6.250%, 10/01/09 (p)	120
	State of California, Various Purpose,
2,000	GO, 5.000%, 04/01/18	2,033
1,000	GO, 5.500%, 04/01/19	1,067
1,500	Torrance Unified School District, Election of 2008, Series Z, GO, 5.375%, 08/01/19	1,627
2,000	University of California, Series Q, Rev., 5.250%, 05/15/17	2,150
	University of California Regents Medical Center,
1,000	Series A, Rev., NATL-RE, 5.000%, 05/15/15	1,095
1,500	Series D, Rev., 5.000%, 05/15/16	1,615
3,595	Walnut Valley Unified School District, Series A, GO, NATL-RE, 7.200%, 08/01/11	4,087
1,500	West Contra Costa Unified School District, GO, NATL-RE, FGIC, Zero Coupon, 08/01/17	1,005
		184,996
	Illinois — 0.9%
2,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AMBAC, 5.000%, 01/01/16	2,061
	Kentucky — 0.5%
1,000	Kentucky State Property & Buildings Commission, Project No. 82, Rev., FSA, 5.250%, 10/01/18	1,123
	Michigan — 0.9%
2,035	Michigan State Housing Development Authority, Series A, Rev., AMT, 4.125%, 12/01/10	2,067
	Ohio — 0.5%
1,125	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series A, Rev., AMT, GNMA COLL, 4.100%, 09/01/13	1,139
	Pennsylvania — 0.5%
1,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/17	1,087
	Puerto Rico — 1.6%
3,000	Puerto Rico Electric Power Authority, Series BB, Rev., NATL-RE, 6.000%, 07/01/11	3,169
420	Puerto Rico Highway & Transportation Authority, Series W, Rev., NATL-RE-IBC, 5.500%, 07/01/15	439
		3,608
	South Carolina — 0.3%
550	Charleston County, GO, NATL-RE-IBC, 3.000%, 09/01/14	579
	Texas — 0.5%
1,000	Texas State Transportation Commission, First Tier, Rev., 5.000%, 04/01/16	1,130
	Virgin Islands — 0.1%
125	Virgin Islands Public Finance Authority, Gross Receipts, Tax Lien Notes, Series A, Rev., 5.625%, 10/01/10	127
	Total Municipal Bonds (Cost $195,188)	198,894

SHARES
Short-Term Investment — 11.1%
	Investment Company — 11.1%
25,057	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $25,057)	25,057
	Total Investments — 99.2% (Cost $220,245)	223,951
	Other Assets in Excess of Liabilities — 0.8%	1,818
	NET ASSETS — 100.0%	$225,769

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 92.7%
	Alabama — 0.6%
10,000	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	11,352
1,790	City of Huntsville, Capital Improvement Works, Series A, GO, 5.000%, 09/01/18	1,967
	City of Huntsville, School, Capital Improvement Works,
1,000	Series B, GO, 5.000%, 09/01/18	1,099
1,000	Series B, GO, 5.000%, 09/01/18	1,074
4,675	City of Mobile, GO, AMBAC, 5.500%, 08/15/11	5,113
6,960	Jefferson County, Water & Sewer System, Capital Improvement, Rev., FGIC, 5.125%, 08/01/12 (p)	7,563
4,300	University of Alabama, Birmingham, Rev., FGIC, 5.500%, 10/01/09 (p)	4,317
		32,485
	Alaska — 0.4%
	Alaska Municipal Bond Bank Authority,
1,000	Series 1, Rev., 5.250%, 09/01/18	1,060
1,000	Series 1, Rev., 5.375%, 09/01/18	1,057
1,000	Series 1, Rev., 5.500%, 09/01/18	1,054
12,275	Boro of Matanuska-Susitna, Goose Creek Correctional Center, Rev., AGC, 5.500%, 09/01/19	13,620
1,495	City of North Slope Boro, Capital Appreciation, Series B, GO, NATL-RE, Zero Coupon, 06/30/11	1,448
		18,239
	Arizona — 3.5%
	Arizona Health Facilities Authority, Banner Health,
3,000	Series D, Rev., 5.000%, 01/01/13	3,228
3,000	Series D, Rev., 5.000%, 01/01/14	3,254
5,000	Series D, Rev., 5.000%, 01/01/16	5,431
5,000	Series D, Rev., 5.000%, 01/01/18	5,003
2,500	Series D, Rev., 5.000%, 01/01/18	2,507
10,000	Series D, Rev., 5.500%, 01/01/18	10,920
5,000	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.390%, 09/03/09	4,330
	Arizona School Facilities Board,
29,180	COP, 5.000%, 09/01/12	31,722
15,000	COP, 5.750%, 09/01/18	17,407
5,000	Series A-2, COP, FSA-CR, FGIC, 5.000%, 09/01/15	5,369
1,680	Series A-3, COP, FSA-CR, FGIC, 5.000%, 09/01/15	1,804
	Arizona School Facilities Board, State School Trust,
14,360	Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	16,945
	Arizona State Transportation Board, Highway,
5,000	Rev., 5.000%, 07/01/16	5,666
3,000	Series A, Rev., 5.000%, 07/01/18	3,266
4,675	Series B, Rev., 5.000%, 01/01/16	5,320
5,000	Arizona State University, Rev., FSA, 5.250%, 07/01/12	5,561
1,000	Arizona State University, Board of Regents, COP, NATL-RE, 5.000%, 07/01/17	1,084
1,000	Arizona Water Infrastructure Finance Authority, Water Quality, Series A, Rev., 5.000%, 10/01/18	1,097
1,100	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 5.750%, 12/01/10	1,084
	Glendale Western Loop 101 Public Facilities Corp.,
5,000	Series A, Rev., 6.250%, 01/01/14	5,216
5,000	Series A, Rev., 7.000%, 01/01/14	5,385
10,250	Series A, Rev., 7.000%, 01/01/14	11,097
5,000	Maricopa County Community College District, Series C, GO, 3.000%, 07/01/13	5,273
5,540	Maricopa County IDA, Capital Appreciation, Series 1983A, Rev., Zero Coupon, 12/31/14 (p)	4,842
905	Maricopa County Unified School District No 89-Dysart, GO, NATL-RE, FGIC, 5.250%, 07/01/20	1,012
	Phoenix IDA, Government Office Lease, Capital Mall LLC Project,
2,975	Rev., AMBAC, 5.000%, 09/15/10 (p)	3,115
1,875	Rev., AMBAC, 5.100%, 09/15/10 (p)	1,966
	Salt River Project Agricultural Improvement & Power District,
1,000	Series A, Rev., 5.000%, 01/01/18	1,101
1,000	Series A, Rev., 5.000%, 01/01/18	1,123
500	Series A, Rev., 5.000%, 01/01/19	561
1,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/15	1,035
4,455	Tempe Union High School District No 213, GO, FSA, 5.000%, 07/01/13	5,028
1,000	Tucson & Pima Counties IDA, Capital Appreciation, Series 1983 A, Rev., Zero Coupon, 12/01/14 (p)	876
		178,628
	California — 14.1%
5,000	Bay Area Governments Association, State Payment Acceleration Notes, Rev., NATL-RE, FGIC, 5.000%, 08/01/12	5,022
2,000	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series F, Rev., 5.000%, 04/01/16	2,207
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/18	2,048

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   13

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
	California Health Facilities Financing Authority, Providence Health & Services,
2,000	Series C, Rev., 6.250%, 10/01/18	2,192
2,000	Series C, Rev., 6.500%, 10/01/18	2,170
2,450	Series C, Rev., 6.500%, 10/01/18	2,672
5,000	California Municipal Finance Authority, Waste Management, Inc. Project, Series A, Rev., VAR, 4.900%, 02/01/10	5,019
500	California State Department of Water Resources, Central Valley Project, Water Systems, Series J-1, Rev., 7.000%, 12/01/12 (p)	593
1,840	California State Department of Water Resources, Central Valley Project, Water Systems, Unrefunded Balance, Series J-1, Rev., 7.000%, 12/01/12	2,162
	California State Department of Water Resources, Power Supply,
10,000	Series A, Rev., AMBAC, 5.500%, 05/01/12	10,958
8,000	Series A, Rev., XLCA, 5.375%, 05/01/12 (p)	8,971
	California State Public Works Board, California State University,
2,040	Series B, Rev., FSA, 5.000%, 04/01/16	2,115
2,245	Series B, Rev., FSA, 5.000%, 04/01/16	2,287
1,850	California State Public Works Board, Department of Corrections & Rehabilitation, Series E, Rev., XLCA, 5.000%, 06/01/14	1,873
	California State Public Works Board, Department of Forestry & Fire Protection,
2,785	Series C, Rev., FSA, 5.000%, 04/01/16	2,861
2,105	Series C, Rev., FSA, 5.000%, 04/01/16	2,133
2,310	Series C, Rev., FSA, 5.000%, 04/01/16	2,323
1,000	California State Public Works Board, Department of General Services, Series A, Rev., AMBAC, 5.250%, 12/01/12	1,007
	California State Public Works Board, Department of General Services, Butterfield State,
2,400	Series A, Rev., 5.000%, 06/01/13	2,544
2,330	Series A, Rev., 5.000%, 06/01/14	2,463
3,500	Series A, Rev., 5.000%, 06/01/15	3,514
1,750	Series A, Rev., 5.000%, 06/01/15	1,740
	California State Public Works Board, Department of Justice,
1,560	Series D, Rev., FSA, 5.000%, 04/01/16	1,576
1,285	Series D, Rev., FSA, 5.000%, 04/01/16	1,332
1,415	Series D, Rev., FSA, 5.000%, 04/01/16	1,441
6,000	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.500%, 06/01/14	6,062
3,360	California State Public Works Board, University Research Project, Series E, Rev., 5.250%, 10/01/16	3,566
	California State University, Systemwide,
1,000	Series C, Rev., FSA, 5.000%, 11/01/13	1,119
1,000	Series C, Rev., FSA, 5.000%, 11/01/14	1,125
	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home,
3,000	Rev., 5.000%, 11/15/13	3,007
1,000	Rev., 5.250%, 11/15/13	975
1,000	Capistrano Unified School District Community Facilities District No 87-1, Special Tax, AMBAC, 5.000%, 09/01/12	1,037
	Carlsbad Unified School District,
1,000	GO, Zero Coupon, 05/01/15	797
2,000	GO, Zero Coupon, 05/01/18	1,318
10,445	Castaic Lake Water Agency, Capital Appreciation, Water System Improvement Project, COP, AMBAC, Zero Coupon, 08/01/25	4,114
2,070	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/17	836
785	City of Long Beach, Water System, Series A, Rev., NATL-RE, 5.750%, 05/01/15	898
4,180	City of Riverside, Riverside Electric, Rev., FSA, 5.250%, 10/01/11	4,551
5,000	City of Santa Rosa, Capital Appreciation, Series B, Rev., FSA-CR, AMBAC, Zero Coupon, 09/01/23	2,487
	City of Vallejo,
3,010	Rev., NATL-RE, 5.000%, 05/01/16	2,643
3,160	Rev., NATL-RE, 5.000%, 05/01/16	2,735
3,320	Rev., NATL-RE, 5.000%, 05/01/16	2,831
3,490	Rev., NATL-RE, 5.000%, 05/01/16	2,931
10,435	Contra Costa Water District, Series K, Rev., FSA, 5.500%, 10/01/11	11,326
5,415	Desert Sands Unified School District, GO, AMBAC, Zero Coupon, 06/01/12	5,079
2,390	Dublin Unified School District, Capital Appreciation, Election of 2004, Series C, GO, NATL-RE, Zero Coupon, 08/01/17	538
1,700	Fontana Public Finance Authority, Rev., AMBAC, 5.250%, 09/01/14	1,744
22,205	Golden State Tobacco Securitization Corp., Series 2003 A-1, Rev., 6.750%, 06/01/13 (p)	26,143
	Golden State Tobacco Securitization Corp., Asset-Backed,
29,380	Series A-1, Rev., 4.500%, 06/01/17	26,633
7,350	Series A-2, Rev., 7.900%, 06/01/13 (p)	8,942

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
3,305	Series A-4, Rev., 7.800%, 06/01/13 (p)	4,009
	Golden State Tobacco Securitization Corp., Enhanced Asset Backed,
10,000	Series A, Rev., AMBAC, 5.000%, 06/01/11	9,671
1,000	Series B, Rev., 5.000%, 06/01/12 (p)	1,095
5,000	Series B, Rev., AMBAC, 5.000%, 06/01/13 (p)	5,552
19,755	Grossmont-Cuyamaca Community College District, Capital Appreciation, Election of 2002, Series C, GO, AGC, Zero Coupon, 08/01/26	8,369
5,000	Huntington Park Redevelopment Agency, Capital Appreciation, Junior Lien Tax-Merged, TAN, Zero Coupon, 01/01/19 (p)	3,512
	Long Beach Bond Finance Authority, Natural Gas,
2,500	Series A, Rev., 5.250%, 11/15/21	2,393
9,545	Series A, Rev., 5.250%, 11/15/22	9,076
	Long Beach Community College District, Election of 2002, Capital Appreciation,
3,265	Series D, GO, NATL-RE, FGIC, Zero Coupon, 05/01/20	2,002
4,365	Series D, GO, NATL-RE, FGIC, Zero Coupon, 05/01/21	2,478
5,265	Series D, GO, NATL-RE, FGIC, Zero Coupon, 05/01/22	2,791
5,265	Series D, GO, NATL-RE, FGIC, Zero Coupon, 05/01/23	2,583
4,500	Los Angeles Convention & Exhibit Center Authority, Series A, Rev., NATL-RE, 6.125%, 08/15/11	4,831
	Los Angeles Department of Airports, Ontario International,
3,230	Series A, Rev., AMT, NATL-RE, 4.750%, 05/15/13	3,374
3,410	Series A, Rev., AMT, NATL-RE, 4.750%, 05/15/14	3,538
3,575	Series A, Rev., AMT, NATL-RE, 5.000%, 05/15/15	3,736
	Los Angeles Unified School District,
6,880	Series B, GO, FGIC, 4.750%, 07/01/16	7,035
7,750	Series B, GO, FSA, 4.750%, 07/01/16	8,208
6,120	Series I, GO, 5.250%, 07/01/19	6,584
	Los Angeles Unified School District, Election of 1997,
13,455	Series E, GO, NATL-RE, 5.125%, 07/01/12 (p)	14,957
11,755	Series F, GO, FGIC, 5.000%, 07/01/13 (p)	13,367
7,560	Los Angeles Wastewater System, Sub Series A, Rev., NATL-RE, 4.200%, 06/01/13	7,745
2,925	Los Rios Community College District, Election of 2002, Series B, GO, NATL-RE, 5.000%, 08/01/12	3,094
2,085	Napa Valley Unified School District, Election of 2002, GO, NATL-RE, FGIC, 5.000%, 08/01/16	2,126
4,535	Natomas Unified School District, Election of 2006, GO, NATL-RE, FGIC, 5.000%, 08/01/14	4,579
	Palomar Pomerado Health, Capital Appreciation,
3,140	Series A, GO, NATL-RE, Zero Coupon, 08/01/15	2,433
3,615	Series A, GO, NATL-RE, Zero Coupon, 08/01/18	2,281
1,245	Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/10	1,234
	Rancho Mirage Redevelopment Agency, Merged Redevelopment Whitewater, Tax Allocation,
1,365	Series A, NATL-RE, 5.000%, 04/01/16	1,334
2,045	Series A, NATL-RE, 5.000%, 04/01/16	1,955
2,250	Series A, NATL-RE, 5.000%, 04/01/16	2,119
2,365	Series A, NATL-RE, 5.000%, 04/01/16	2,193
2,480	Series A, NATL-RE, 5.000%, 04/01/16	2,289
2,020	Rio Hondo Community College District, Series A, GO, NATL-RE, 5.250%, 08/01/14 (p)	2,355
20,000	San Bernardino County Transportation Authority, Sales Tax, Series A, Rev., 5.000%, 05/01/12	21,538
1,595	San Diego Community College District, Election of 2006, Capital Appreciation, GO, FSA, Zero Coupon, 08/01/15	1,313
	San Diego Public Facilities Financing Authority,
3,500	Series A, Rev., 5.000%, 05/15/19	3,783
6,200	Series A, Rev., 5.000%, 05/15/19	6,546
2,165	Series A, Rev., 5.000%, 05/15/19	2,313
8,945	San Francisco City & County Unified School District, Election of 2003, Series B, GO, FSA, 5.000%, 06/15/12	9,270
1,000	San Luis Obispo County Financing Authority, Nacimiento Water Project, Series A, Rev., NATL-RE, 5.000%, 09/01/17	1,041
	San Marcos Public Facilities Authority, CR,
1,000	Rev., Zero Coupon, 01/01/19 (p)	707
2,850	Rev., Zero Coupon, 09/01/19 (p)	1,953
	Santa Monica Community College District, Election of 2007,
2,880	Series B, GO, NATL-RE, FGIC, Zero Coupon, 08/01/11	2,798
1,575	Series B, GO, NATL-RE, FGIC, Zero Coupon, 08/01/13	1,406
295	Series B, GO, NATL-RE, FGIC, Zero Coupon, 08/01/14	251
1,100	Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/14	937
	Simi Valley School Financing Authority, Unified School District,
1,250	Rev., FSA, 5.000%, 08/01/17	1,393

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   15

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
2,000	Rev., FSA, 5.000%, 08/01/17	2,199
2,000	Solano County, COP, NATL-RE, 5.250%, 11/01/12 (p)	2,254
5,000	Southern California Public Power Authority, San Juan Unit 3, Power Project, Series A, Rev., FSA, 5.500%, 01/01/13	5,567
	State of California,
8,545	GO, 5.000%, 08/01/13	8,769
2,065	GO, 5.000%, 02/01/14 (p)	2,347
3,150	GO, 5.000%, 08/01/15	3,233
2,960	GO, 5.000%, 08/01/15	3,268
6,875	GO, 5.000%, 11/01/15	7,601
4,655	GO, 5.000%, 03/01/16	4,879
5,000	GO, 5.000%, 08/01/16	5,513
1,400	GO, 5.000%, 10/01/16	1,499
5,000	GO, 5.125%, 04/01/14	5,106
3,000	GO, 5.250%, 02/01/13	3,137
2,885	GO, 5.750%, 05/01/10 (p)	3,015
5,000	GO, FGIC-TCRS, 5.250%, 08/01/13	5,401
1,150	GO, NATL-RE, 5.000%, 06/01/15	1,191
3,590	GO, NATL-RE, 5.250%, 02/01/13	3,623
	State of California, Economic Recovery,
12,750	Series A, GO, 5.000%, 07/01/14	13,859
23,300	Series A, GO, FGIC-TCRS, 5.000%, 07/01/11	23,867
25,860	Series A, GO, NATL-RE, 5.000%, 07/01/14	28,109
6,000	Series A, GO, NATL-RE, FGIC, 5.250%, 07/01/14	6,677
10,000	Series B, GO, VAR, 5.000%, 07/01/11	10,469
	State of California, Various Purpose,
19,800	GO, 5.000%, 03/01/14	21,753
1,000	GO, 5.000%, 09/01/16	1,085
17,500	GO, 5.000%, 04/01/17	19,159
700	GO, 5.000%, 04/01/18	752
1,990	GO, 5.000%, 04/01/18	2,117
8,000	GO, 5.000%, 04/01/19	8,557
16,790	GO, 5.500%, 04/01/18	18,841
5,000	GO, 5.500%, 04/01/19	5,598
6,800	GO, 5.500%, 04/01/19	7,437
15,000	GO, 5.625%, 04/01/19	15,753
6,580	Temple City Unified School District, GO, NATL-RE, FGIC, 5.250%, 08/01/22	7,287
2,000	Torrance Unified School District, Election of 1998, Series B, GO, FSA, 5.000%, 08/01/11	2,129
4,270	Tustin Unified School District School Facilities Improvement District, Election of 2002, Series C, GO, FSA, 4.500%, 06/01/18	4,015
	University of California,
10,000	Series O, Rev., 5.750%, 05/15/19	11,132
5,000	Series O, Rev., 5.750%, 05/15/19	5,561
10,000	Series O, Rev., 5.750%, 05/15/19	10,949
2,700	West Contra Costa Unified School District, Election of 2005, Series A, GO, FSA, 5.000%, 08/01/14	2,745
	West Valley-Mission Community College District, Election of 2004,
2,840	Series A, GO, FSA, 5.000%, 08/01/16	2,988
5,695	Series A, GO, FSA, 5.000%, 08/01/16	5,941
		712,189
	Colorado — 3.3%
23,470	Adams & Arapahoe Joint School District 28J Aurora, GO, 6.250%, 12/01/18	27,557
42,790	Adams County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 06/01/16 (p)	34,850
	Arapahoe County School District No. 5-Cherry Creek,
1,000	GO, 6.000%, 12/15/09 (p)	1,016
1,000	Series B, GO, 6.000%, 12/15/12	1,149
2,035	Arapahoe County School District No. 6-Littleton, GO, NATL-RE, FGIC, 5.250%, 12/01/12	2,195
	Colorado Health Facilities Authority, Boulder Hospital,
1,000	Series B, Rev., NATL-RE, 6.000%, 10/01/12	1,105
710	Series C, Rev., NATL-RE, 6.000%, 10/01/11	763
615	Series C, Rev., NATL-RE, 6.000%, 10/01/12	680
825	Series C, Rev., NATL-RE, 6.000%, 10/01/13	925
585	Series C, Rev., NATL-RE, 6.000%, 10/01/14	664
1,350	Colorado Health Facilities Authority, Denver Options, Inc. Project, Rev., ACA, 5.000%, 02/01/12	1,125
5,000	Colorado Higher Education, Capital Construction, COP, 5.250%, 11/01/18	5,368
25	Colorado Housing & Finance Authority, Rev., 5.375%, 08/01/10	26
17,350	Colorado Housing & Finance Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	15,331
3,410	Colorado Water Resources & Power Development Authority, Wastewater, Revolving Fund, Series A, Rev., AMBAC, 6.000%, 09/01/10	3,592
10,000	Dawson Ridge Metropolitan District No 1, Series A, GO, Zero Coupon, 10/01/22 (p)	5,684

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Colorado — Continued
	Denver City & County, Airport,
3,030	Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/13	3,158
5,000	Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/14	5,165
3,000	Series E, Rev., NATL-RE, FGIC, 5.250%, 11/15/12	3,121
6,845	Denver City & County, Better Denver & Zoo, Series A, GO, 5.250%, 08/01/19	8,012
5,250	Denver City & County, Excise Tax, Series A, Rev., FSA, 5.375%, 09/01/09 (p)	5,250
1,610	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, NATL-RE, FGIC, 5.750%, 12/15/14	1,882
1,690	Douglas County School District No. Re-1, Douglas & Elbert Counties, Buildings, Series B, GO, FSA, 5.750%, 12/15/12 (p)	1,937
5,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, Capital Appreciation, Series B, GO, Zero Coupon, 12/15/14	4,290
1,000	El Paso County School District No. 11, Colorado Springs, GO, 7.100%, 10/05/09	1,253
2,000	El Paso County School District No. 49, Falcon, Series A, GO, FSA, 5.500%, 12/01/09 (p)	2,126
	Highlands Ranch Metropolitan District, Family and Children’s Fund Bonds,
1,295	GO, 5.000%, 12/01/12	1,438
1,240	GO, 5.000%, 12/01/13	1,398
	Jefferson County School District R-001,
4,800	GO, NATL-RE, 6.500%, 12/15/10	5,154
3,720	GO, NATL-RE, 6.500%, 12/15/11	4,174
	Metropolitan Football Stadium District, Sales Tax, Capital Appreciation,
2,400	Series A, Rev., NATL-RE, Zero Coupon, 01/01/10	2,386
1,000	Series A, Rev., NATL-RE, Zero Coupon, 01/01/11	972
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,851
	University of Colorado, Enterprise System,
1,480	Series A, Rev., 5.500%, 06/01/19	1,634
500	Series A, Rev., 5.500%, 06/01/19	572
750	Series A, Rev., 5.750%, 06/01/19	832
2,250	Series A, Rev., FGIC, 5.000%, 06/01/12 (p)	2,484
1,000	Series B, Rev., FGIC, 5.250%, 06/01/13 (p)	1,137
250	University of Northern Colorado, Auxiliary Facilities System, Series A, Rev., FSA, 5.000%, 06/01/11	267
		166,523
	Connecticut — 1.4%
2,465	City of New Haven, Series B, GO, FSA, 6.000%, 11/01/09 (p)	2,513
3,425	City of Ridgefield, Series A, GO, 5.000%, 09/15/10 (p)	3,622
	City of Waterbury,
1,045	Series A, GO, FSA, 5.250%, 04/01/11	1,118
3,905	Series A, GO, FSA, 5.500%, 04/01/12 (p)	4,342
	Connecticut Housing Finance Authority, Next Steps 7,
835	Rev., FSA, 5.000%, 06/15/13	934
1,040	Rev., FSA, 5.000%, 06/15/15	1,179
1,200	Rev., FSA, 5.000%, 06/15/16	1,363
1,260	Rev., FSA, 5.000%, 06/15/17	1,432
1,320	Rev., FSA, 5.000%, 06/15/17	1,480
4,000	Connecticut State Health & Educational Facility Authority, Ascension Health, Series B, Rev., VAR, 3.500%, 02/01/12	4,078
	Connecticut State Health & Educational Facility Authority, Eastern Connecticut Health,
1,040	Series A, Rev., RADIAN, 6.375%, 07/01/10 (p)	1,102
65	Series A, Rev., RADIAN, 6.375%, 07/01/10 (p)	69
	State of Connecticut,
7,000	Series A, GO, 5.000%, 04/15/18	7,788
6,020	Series A, GO, NATL-RE, 5.000%, 03/01/14	6,679
7,240	Series B, GO, 5.875%, 06/15/10 (p)	7,556
3,000	Series C, GO, NATL-RE, FGIC, 5.000%, 04/01/14	3,402
3,300	Series D, GO, 5.125%, 11/15/11 (p)	3,601
3,355	Series F, GO, NATL-RE, 5.250%, 10/15/13 (p)	3,856
1,400	State of Connecticut, Transportation Infrastructure, Series B, Rev., NATL-RE-IBC, 6.125%, 09/01/12	1,514
	State of Connecticut, Transportation Infrastructure, Special Tax,
2,250	Series A, Rev., NATL-RE, FGIC, 5.500%, 10/01/12	2,522
4,000	Series B, FSA, 5.375%, 10/01/11	4,323
3,900	University of Connecticut, Series A, GO, FGIC, 5.750%, 03/01/10 (p)	4,043
		68,516
	Delaware — 0.2%
12,000	University of Delaware, Series A, Rev., VAR, 2.000%, 06/01/11	12,084
	District of Columbia — 0.7%
	District of Columbia,
2,000	COP, NATL-RE, FGIC, 5.000%, 01/01/13	2,138
2,000	COP, NATL-RE, FGIC, 5.250%, 01/01/15	2,174
2,500	COP, NATL-RE, FGIC, 5.250%, 01/01/16	2,717
10,305	Series A, GO, NATL-RE, 5.500%, 06/01/12	11,210

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   17

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	District of Columbia — Continued
3,010	District of Columbia Tobacco Settlement Financing Corp., Asset Backed Bonds, Rev., 6.250%, 05/15/11	3,013
6,455	District of Columbia Water & Sewer Authority, Public Utilities, Rev., FSA, 5.500%, 10/01/10	6,785
1,500	District of Columbia, George Washington University, Series A, Rev., NATL-RE, 6.000%, 10/05/09	1,521
7,015	District of Columbia, Unrefunded Balance, Series 2001-B, GO, FSA, 5.500%, 10/05/09	7,108
		36,666
	Florida — 3.3%
5,000	Brevard County School Board, COP, AMBAC, 5.000%, 07/01/12 (p)	5,501
	City of Gulf Breeze, Miami Beach Local Government,
1,435	Series C, Rev., FGIC, 5.000%, 12/01/11	1,457
1,500	Series E, Rev., FGIC, 5.125%, 12/01/15	1,436
	City of Port St. Lucie,
1,220	Rev., AGC, 5.000%, 09/01/14	1,337
2,730	Rev., AGC, 5.000%, 09/01/17	2,982
2,770	Rev., AGC, 5.000%, 09/01/18	2,969
4,000	Florida Housing Finance Corp., Homeowner Mortgage, Series I, Rev., GNMA/FNMA/FHLMC, 5.375%, 07/01/18	4,216
	Florida State Board of Education,
9,650	Series A, GO, 5.000%, 06/01/11	10,282
10,000	Series A, GO, 5.375%, 06/01/11	10,658
5,800	Florida State Board of Education, Capital Outlay-2005, Series F, GO, 5.000%, 06/01/16	6,375
	Florida State Board of Education, Lottery,
2,145	Series A, Rev., AMBAC, 5.000%, 07/01/15	2,306
9,640	Series A, Rev., AMBAC, 5.000%, 07/01/15	10,003
7,060	Series B, Rev., NATL-RE, FGIC, 5.250%, 07/01/11	7,316
1,495	Florida State Board of Education, Public Education, Capital Outlay, Series B, GO, 5.250%, 06/01/12	1,650
1,000	Florida State Turnpike Authority, Series C, Rev., 5.000%, 07/01/13	1,091
8,000	Highlands County Health Facilities Authority, Adventist Health Sunbelt, Rev., VAR, 3.950%, 09/01/12	8,083
7,230	Highlands County Health Facilities Authority, Adventist Sunbelt, Series A, Rev., 6.000%, 11/15/11 (p)	8,064
	Indian River County Hospital District,
1,185	Rev., FSA, 5.950%, 10/01/09	1,187
1,285	Rev., FSA, 6.000%, 10/01/09	1,289
4,885	Jacksonville Electric Authority, Waste & Sewer System, Series A, Rev., NATL-RE, FGIC, 5.000%, 10/01/13	5,182
5,000	Lee County School Board, Series A, COP, FSA, 5.000%, 02/01/14	5,359
5,000	Lee County, Airport, Series B, Rev., FSA, 5.750%, 10/01/10 (p)	5,336
	Miami-Dade County,
2,225	Series CC, GO, AMBAC, 7.125%, 10/01/14	2,685
2,095	Series DD, GO, AMBAC, 7.750%, 10/01/18	2,758
775	Sub Series B, Rev., NATL-RE, Zero Coupon, 10/05/09	169
2,605	Sub Series B, Rev., NATL-RE, Zero Coupon, 10/05/09	532
2,655	Sub Series B, Rev., NATL-RE, Zero Coupon, 10/05/09	476
2,800	Miami-Dade County School Board, Series B, COP, VAR, NATL-RE, 5.000%, 05/01/11	2,874
1,865	Miami-Dade County, Capital Appreciation, Sub Series A, Rev., NATL-RE, Zero Coupon, 10/01/15	397
2,750	Miami-Dade County, Health Facilities Authority, Miami Children’s Hospital, Series A, Rev., AMBAC, 5.625%, 08/15/11 (p)	3,017
3,700	Miami-Dade County, Miami International Airport, Series D, Rev., FSA, 5.250%, 10/01/17	3,798
8,200	Miami-Dade County, Water & Sewer System, Series B, Rev., FSA, 5.250%, 10/01/16	9,313
4,000	Palm Beach County Housing Finance Authority, Multi-Family Mortgage, Country Lake, Rev., VAR, LIQ: FNMA, 4.750%, 11/01/09	4,049
	Palm Beach County School Board,
10,000	Series B, COP, VAR, FGIC, 5.000%, 08/01/11	10,294
5,000	Series C, COP, FSA, 5.000%, 08/01/12 (p)	5,523
5,730	Reedy Creek Improvement District, Series 2, Rev., AMBAC, 5.000%, 10/01/15	6,184
990	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.500%, 10/01/15	1,106
	Tallahassee Blueprint 2000 Intergovernmental Agency,
1,500	Rev., NATL-RE, 5.250%, 10/01/18	1,669
2,060	Rev., NATL-RE, 5.250%, 10/01/19	2,282
3,010	Volusia County, Gas Tax, Rev., FSA, 5.000%, 10/01/14	3,332
		164,537

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — 3.0%
	Cobb County,
6,155	Rev., 5.000%, 07/01/19	7,131
6,565	Rev., 5.000%, 07/01/19	7,522
	De Kalb County, Water & Sewer Authority,
4,900	Series B, Rev., 5.250%, 10/01/22	5,724
8,660	Series B, Rev., 5.250%, 10/01/23	10,109
1,070	Forsyth County School District, GO, 5.000%, 07/01/11	1,160
	Fulton County School District,
2,780	GO, 6.375%, 05/01/13	3,244
2,630	GO, 6.375%, 05/01/14	3,130
	Georgia Municipal Electric Authority,
3,980	Series A, Rev., 6.500%, 01/01/12	4,153
55	Series Y, Rev., 10.000%, 01/01/10 (p)	57
945	Georgia Municipal Electric Authority, Unrefunded Balance, Series Y, Rev., 10.000%, 01/01/10	971
	Georgia State Road & Tollway Authority, Federal Highway Grant Bonds,
10,000	Series A, Rev., 5.000%, 06/01/13	11,170
5,000	Series A, Rev., FSA, 5.000%, 06/01/18	5,576
2,465	Series A, Rev., FSA, 5.000%, 06/01/18	2,771
2,950	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/13	3,241
	Gwinnett County School District,
2,300	GO, 5.000%, 02/01/13	2,578
1,500	GO, 5.000%, 02/01/17	1,752
4,800	GO, 5.000%, 02/01/18	5,353
1,500	Henry County & Henry County Water & Sewerage Authority, Rev., FGIC, 5.625%, 02/01/10	1,548
1,475	Main Street Natural Gas, Inc., Series A, Rev., 5.500%, 09/15/21	1,406
2,500	Metropolitan Atlanta Rapid Transit Authority, Series N, Rev., NATL-RE-IBC-Bank of New York, 6.250%, 07/01/18	2,903
2,000	Peach County, Sales Tax, GO, 5.000%, 07/01/13	2,220
	State of Georgia,
1,350	Series B, GO, 5.000%, 07/01/13	1,528
8,480	Series B, GO, 5.000%, 07/01/15	9,843
10,000	Series B, GO, 5.000%, 01/01/19	11,591
5	Series B, GO, 6.300%, 03/01/10 (p)	5
6,000	Series C, GO, 5.500%, 07/01/14	6,945
9,300	Series D, GO, 5.000%, 08/01/12	10,249
3,805	Series E, GO, 4.000%, 07/01/13	4,170
1,900	Series E, GO, 6.750%, 12/01/10	2,041
7,515	Series G, GO, 5.000%, 10/01/16	8,805
10,695	State of Georgia, Unrefunded Balance, Series B, GO, 6.300%, 03/01/10	11,008
		149,904
	Hawaii — 0.8%
	State of Hawaii,
2,585	Series CM, GO, NATL-RE, FGIC, 6.000%, 12/01/10 (p)	2,758
3,360	Series DD, GO, NATL-RE, 5.250%, 05/01/14	3,641
1,000	Series DK, GO, 5.000%, 05/01/18	1,114
11,810	Series DR, GO, 5.000%, 06/01/15	13,518
	State of Hawaii, Highway,
1,195	Rev., 5.000%, 01/01/14	1,344
5,915	Rev., 5.000%, 01/01/19	6,707
520	Rev., 5.250%, 01/01/18	604
5,120	Rev., 5.250%, 01/01/19	5,837
2,450	Rev., 6.000%, 01/01/19	2,788
		38,311
	Idaho — 0.3%
12,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/18	13,092
	Illinois — 5.0%
6,915	Chicago Board of Education, Series A, GO, NATL-RE, 5.250%, 06/01/13	7,655
6,345	Chicago Board of Education, Capital Appreciation, School Reform, Series B-1, GO, NATL-RE, FGIC, Zero Coupon, 12/01/17	4,374
2,130	Chicago Board of Education, Depriest Elementary School Project, Series H, GO, NATL-RE, 5.750%, 12/01/14	2,536
14,025	Chicago Metropolitan Water Reclamation District-Greater Chicago, GO, 5.500%, 12/01/09	14,206
	Chicago Metropolitan Water Reclamation District-Greater Chicago, Capital Improvement,
10,000	GO, 5.500%, 12/01/12 (p)	11,025
1,000	GO, 7.250%, 12/01/12 (p)	1,191
	Chicago O’Hare International Airport, Third Lien,
5,000	Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/16	5,139
11,955	Series A, Rev., AGC-ICC, FGIC, 5.250%, 01/01/16	12,384
990	Chicago Park District, Series B, GO, FGIC, 5.500%, 01/01/11	1,051
5,300	Chicago Public Building Commission Building, Series A, Rev., NATL-RE, 5.250%, 12/01/11	5,689
	Chicago Transit Authority, Federal Transit Administration, Section 5307,
10,000	Rev., AMBAC, 5.000%, 12/01/16	10,710

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   19

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
2,145	Series A, Rev., AMBAC, 5.250%, 06/01/13	2,346
	City of Chicago,
7,500	Series A, GO, FSA, 5.000%, 01/01/15	7,886
3,850	Series C, GO, 5.000%, 01/01/19	4,049
10,020	Series J, GO, AMBAC, 5.000%, 12/01/16	10,546
	City of Chicago, Emergency Telephone System,
1,170	GO, NATL-RE, FGIC, 5.250%, 01/01/13	1,287
1,000	GO, NATL-RE, FGIC, 5.250%, 01/01/15	1,112
	Cook County,
4,075	Series A, GO, AMBAC, 5.000%, 05/15/14	4,572
3,735	Series A, GO, NATL-RE, FGIC, 5.000%, 10/05/09	3,782
	Cook County High School District No 205-Thornton Township,
2,540	GO, AGC, 5.500%, 12/01/16	2,951
1,000	GO, AGC, 5.500%, 12/01/18	1,165
1,000	GO, AGC, 5.500%, 12/01/18	1,152
5,000	Cook County School District No. 122-Oak Lawn, Capital Appreciation, GO, FSA-CR, NATL-RE, Zero Coupon, 12/01/21	2,775
6,650	Du Page County, Forest Preservation District, Series A, GO, 3.500%, 11/01/15	6,306
5,000	Illinois Finance Authority, Advocate Health Care, Series A-3, Rev., VAR, 3.875%, 05/01/12	5,074
2,585	Illinois Finance Authority, DePaul University, Series A, Rev., 5.375%, 10/01/15	2,857
10,000	Illinois Finance Authority, Northwestern Memorial Hospital, Series A, Rev., 5.250%, 08/15/14	11,511
1,665	Illinois Health Facilities Authority, Rev., 6.625%, 02/15/10 (p)	1,725
4,000	Illinois Health Facilities Authority, Advocate Health Care Network, Series A, Rev., VAR, 4.375%, 07/01/14	4,001
1,425	Illinois Health Facilities Authority, Riverside Health System, Rev., 6.750%, 11/15/10	1,473
13,110	Illinois State Toll Highway Authority, Senior Priority, Series A-1, Rev., FSA, 5.000%, 07/01/16	13,854
5,000	Illinois State, First Lien, GO, 5.500%, 08/01/10	5,159
	Lake County Community High School District No. 124, Grant School Building,
2,280	GO, 5.000%, 12/01/13	2,564
1,355	GO, 5.000%, 12/01/15	1,535
1,080	GO, 5.000%, 12/01/16	1,222
2,985	McHenry County Community Unit School District No. 20, Woodstock School Building, Series A, GO, NATL-RE, FGIC, 8.000%, 01/15/15	3,796
	Regional Transportation Authority,
6,600	Series A, Rev., AMBAC, 6.400%, 06/01/12	7,085
1,000	Series B, GO, AMBAC, 6.400%, 06/01/12	1,074
7,730	Series B, Rev., NATL-RE, FGIC, 5.375%, 06/01/12	8,427
	Southwestern Illinois Development Authority, Local Government Program, Triad School District No. 2,
1,000	Rev., NATL-RE, 5.250%, 10/01/16	1,092
1,500	Rev., NATL-RE, 5.250%, 10/01/16	1,623
	State of Illinois,
4,180	GO, 5.000%, 01/01/20	4,583
4,130	GO, 5.000%, 01/01/21	4,483
3,125	Rev., 5.000%, 06/15/13	3,483
8,885	Series A, GO, 5.000%, 03/01/14	9,335
1,695	Series P, Rev., 6.500%, 06/15/13	1,838
	Town of Cicero, Tax Increment,
5,530	Series A, GO, XLCA, 5.250%, 01/01/15	4,949
6,140	Series A, GO, XLCA, 5.250%, 01/01/15	5,317
2,195	Village of Bolingbrook, Capital Appreciation, Series C, GO, NATL-RE, Zero Coupon, 01/01/23	1,104
1,025	Will County High School District No. 204-Joliet, Limited Tax, GO, FSA, 5.375%, 12/01/11 (p)	1,127
	Will Grundy Etc. Counties Community College District No 525, Joliet Junior College,
1,645	GO, 5.500%, 06/01/16	1,901
1,250	GO, 5.750%, 06/01/18	1,389
1,000	GO, 5.750%, 06/01/18	1,105
1,000	GO, 5.750%, 06/01/18	1,099
1,000	GO, 5.750%, 06/01/18	1,095
4,420	Winnebago County School District No. 122 Harlem-Loves Park, Capital Appreciation, GO, FSA, Zero Coupon, 01/01/13	3,932
4,320	Winnebago County, Public Safety, Alternative Revenue Source, Series A, GO, NATL-RE, 5.000%, 12/30/15	4,508
		251,209
	Indiana — 0.5%
	Brownsburg 1999 School Building Corp., First Mortgage,
3,000	Series B, Rev., FSA, 5.000%, 07/15/15	3,168
1,630	Series B, Rev., FSA, 5.000%, 07/15/15	1,700
3,275	City of Indianapolis, Economic Development, Knob in the Woods Project, Rev., VAR, FNMA COLL, 3.450%, 12/01/09	3,286
1,702	City of Indianapolis, Multi-Family Housing, Braeburn, Series A, Rev., GNMA COLL, 5.350%, 04/01/11	1,743

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — Continued
	East Chicago Multi School Building Corp., First Mortgage,
1,100	Rev., 5.000%, 07/15/12	1,198
1,155	Rev., 5.000%, 07/15/13	1,277
990	Rev., 5.000%, 07/15/14	1,103
2,000	Indiana Bond Bank, Special Program, Series A, Rev., FSA, 5.000%, 08/01/16	2,140
1,500	Indiana Transportation Finance Authority, Airport, Series A, Rev., AMBAC, 6.000%, 11/01/11 (p)	1,658
2,280	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Series A, Rev., AMBAC, 5.750%, 06/01/12	2,536
3,000	Indianapolis Airport Authority, Special Facilities, FedEx Corp. Project, Rev., 5.100%, 01/15/17	2,752
1,600	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 6.000%, 01/10/20	1,854
500	Pike County Multi-School Building Corp., First Mortgage, Series B, Rev., AMBAC, 5.200%, 01/15/10 (p)	512
		24,927
	Iowa — 0.4%
3,000	City of Muscatine, Series A, Rev., AMBAC, 5.500%, 01/01/10	3,045
	Iowa Finance Authority, Hospital Facility,
6,920	Rev., 6.750%, 02/15/10 (p)	7,184
1,550	Iowa Finance Authority, Single Family Mortgage, Mortgage Backed Securities, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 01/01/19	1,615
1,000	Iowa Higher Education Loan Authority, Wartburg College Project, Rev., ACA, 5.750%, 10/01/12 (p)	1,134
5,000	Tobacco Settlement Authority of Iowa, Tobacco Settlement, Asset-Backed, Series B, Rev., 5.500%, 06/01/11 (p)	5,330
		18,308
	Kansas — 1.6%
	Butler County Public Building Commission, Community Improvement, Public Facilities Projects,
1,375	Rev., NATL-RE, 5.250%, 10/01/10	1,436
1,600	Rev., NATL-RE, 5.350%, 10/01/10	1,672
	Johnson County Unified School District 232,
1,175	GO, FSA, 5.000%, 09/01/10 (p)	1,229
1,865	GO, FSA, 5.250%, 09/01/10 (p)	1,955
4,500	GO, FSA, 5.500%, 09/01/10 (p)	4,728
5,000	Series A, GO, FSA, 5.250%, 09/01/15	5,347
	Junction City, Public Improvements,
1,625	Series DP, GO, AMBAC, 5.000%, 09/01/17	1,712
1,710	Series DP, GO, AMBAC, 5.000%, 09/01/17	1,784
1,715	Series DP, GO, AMBAC, 5.000%, 09/01/17	1,776
5,480	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	4,805
3,225	Labette County, Single Family Mortgage, Capital Accumulator Bonds, Rev., Zero Coupon, 12/01/14 (p)	2,828
24,250	Reno County, Capital Accumulator, Rev., PRIV MTGS, Zero Coupon, 12/01/15 (p)	20,308
25,000	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	20,494
	Salina Kans Internal Improvement,
1,685	Series A, GO, 5.000%, 10/01/12	1,863
1,750	Series A, GO, 5.000%, 10/01/13	1,979
825	Sedgwick County Unified School District No. 266-Maize, GO, NATL-RE, 5.000%, 09/01/13	923
6,365	Wyandotte County School District No. 500, GO, FSA, 5.500%, 09/01/12 (p)	7,187
		82,026
	Kentucky — 1.3%
1,000	Boone County, School District Finance Corp., School Building, Series B, Rev., 5.375%, 08/01/10 (p)	1,053
1,010	City of Bowling Green, GO, 5.250%, 06/01/10 (p)	1,048
	City of Richmond, Water, Gas & Sewer,
100	Series A, Rev., NATL-RE, 5.000%, 07/01/14	102
255	Series B, Rev., NATL-RE, 5.000%, 07/01/14	258
1,645	Fayette County, School District Finance Corp., School Building, Rev., 5.500%, 06/01/10 (p)	1,725
700	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8 Assisted, Series A, Rev., FHA, 5.900%, 10/05/09	702
1,000	Jefferson County Capital Projects Corp., Series A, Rev., FSA, 4.250%, 06/01/17	1,019
930	Jefferson County, Health Facilities, Jewish Hospital Healthcare Services, Inc., Rev., 5.650%, 10/05/09	932
	Jefferson County, School District Finance Corp., School Building,
2,160	Series A, Rev., FSA, 4.500%, 07/01/16	2,253
1,000	Series A, Rev., FSA, 5.000%, 04/01/11	1,053
1,320	Series A, Rev., FSA, 5.250%, 10/05/09	1,337

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   21

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kentucky — Continued
2,115	Kenton County Airport Board, Cincinnati/Northern Kentucky, Series C, Rev., AMT, NATL-RE, 5.000%, 03/01/11	2,170
	Kentucky Asset Liability Commission, University of Kentucky Project,
1,500	Series A, Rev., AMBAC, 4.000%, 10/01/16	1,595
1,500	Series A, Rev., AMBAC, 5.000%, 10/01/17	1,665
1,000	Series B, Rev., 5.000%, 10/01/17	1,090
2,900	Kentucky Municipal Power Agency, Prairie State Project, Series A, Rev., NATL-RE, 5.250%, 09/01/17	3,054
1,000	Kentucky State Property & Buildings Commission, Rev., 5.375%, 11/01/18	1,094
1,000	Kentucky State Property & Buildings Commission, Project No. 71, Rev., NATL-RE-IBC, 5.500%, 08/01/12	1,108
1,000	Kentucky State Property & Buildings Commission, Project No. 76, Rev., AMBAC, 5.500%, 08/01/20	1,148
1,000	Kentucky State Property & Buildings Commission, Project No. 77, Rev., NATL-RE, 5.250%, 08/01/13 (p)	1,139
6,500	Kentucky State Property & Buildings Commission, Project No. 79, Rev., NATL-RE, 5.125%, 10/01/13 (p)	7,399
1,500	Kentucky State Property & Buildings Commission, Project No. 82, Rev., FSA, 5.250%, 10/01/18	1,684
	Kentucky State Property & Buildings Commission, Project No. 84,
1,000	Rev., NATL-RE, 5.000%, 08/01/21	1,103
1,175	Rev., NATL-RE, 5.000%, 08/01/22	1,290
500	Kentucky State Property & Buildings Commission, Project No. 85, Rev., FSA, 5.000%, 08/01/15 (p)	579
	Kentucky State Property & Buildings Commission, Project No. 87,
1,000	Rev., NATL-RE, FGIC, 5.000%, 03/01/17	1,095
2,250	Rev., NATL-RE, FGIC, 5.000%, 03/01/17	2,434
1,500	Kentucky State Property & Buildings Commission, Project No. 89, Rev., FSA, 5.000%, 11/01/18	1,632
	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73,
1,335	Rev., 5.250%, 11/01/11	1,432
1,000	Rev., 5.500%, 11/01/11	1,076
1,000	Kentucky Turnpike Authority, Series B, Rev., AMBAC, 5.000%, 07/01/16	1,135
1,000	Kentucky Turnpike Authority, Capital Appreciation Revitalization, Rev., NATL-RE, FGIC, Zero Coupon, 01/01/10	997
	Kentucky Turnpike Authority, Economic Development, Revitalization Projects,
1,000	Series A, Rev., AMBAC, 5.500%, 07/01/11	1,080
4,655	Series B, Rev., FSA, 5.000%, 07/01/12	5,113
1,000	Lexington-Fayette County, Urban County Government, Series D, GO, NATL-RE, 4.000%, 11/01/16	1,050
1,000	Lexington-Fayette County, Urban County Government, Sewer System, Series A, Rev., 5.000%, 07/01/11	1,069
1,495	Louisville & Jefferson County, Metro Government Board of Water Works, Rev., 5.000%, 11/15/16	1,710
	Louisville & Jefferson County, Metropolitan Sewer District,
1,500	Series A, Rev., AGC, 5.000%, 05/15/18	1,640
1,000	Series A, Rev., AMBAC, 5.000%, 05/15/16	1,093
1,500	Series A, Rev., NATL-RE, FGIC, 5.500%, 11/15/09	1,525
1,000	Louisville & Jefferson County, Regional Airport Authority, Series A, Rev., FSA, 5.750%, 07/01/11	1,036
	Louisville Regional Airport Authority,
1,000	Rev., AMBAC, 5.000%, 07/01/15	1,002
1,000	Rev., AMBAC, 5.000%, 07/01/15	996
1,000	Louisville Waterworks Board, Water System, Rev., FSA, 5.125%, 11/15/10	1,043
1,060	Oldham County, School District Finance Corp., Rev., NATL-RE, 5.000%, 05/01/14	1,146
		66,904
	Louisiana — 2.3%
885	Caddo-Bossier Parishes Board Commission, Limited Tax, Rev., AGC, 4.000%, 03/01/14	949
1,000	Calcasieu Parish Public Trust Authority, Student Lease, McNeese Student Housing Project, Rev., NATL-RE, 5.375%, 05/01/11	1,028
1,125	Calcasieu Parish School District No. 30, Ward 4, Public School Improvement, GO, FSA, 5.000%, 02/15/12	1,168
1,815	City of New Orleans, Capital Appreciation, GO, AMBAC, Zero Coupon, 09/01/17 (i)	1,086
3,255	City of New Orleans, Home Mortgage Authority, SO, 6.250%, 01/15/11 (p)	3,462
4,300	City of New Orleans, Home Mortgage Authority, Compound Interest, Series A, Rev., NATL-RE, VEREX, Zero Coupon, 10/01/15 (p)	3,614
1,000	City of Shreveport, GO, FSA, 4.000%, 04/01/18	1,050
	City of Shreveport, Certificates of Indebtedness,
1,000	Series A, Rev., AMBAC, 5.000%, 10/05/09	1,021

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Louisiana — Continued
1,000	Series A, Rev., AMBAC, 5.500%, 10/05/09	1,023
4,500	Jefferson County, Sales Tax District, Rev., AMBAC, 5.000%, 12/01/15	4,733
1,000	Jefferson Sales Tax District, Rev., AMBAC, 5.000%, 12/01/15	1,027
2,000	Lafayette Parish School Board, Public Schools, Rev., FSA, 5.000%, 04/01/14	2,246
1,500	Louisiana Energy & Power Authority, Rev., FSA, 5.750%, 01/01/13	1,684
1,900	Louisiana Housing Finance Agency, Homeownership Program, Series A, Rev., GNMA/FNMA/FHLMC COLL, 5.125%, 06/01/19 (w)	2,014
	Louisiana Housing Finance Agency, Single Family Mortgage,
210	Series A-1, Rev., GNMA/FNMA, 6.650%, 10/05/09	214
225	Series B-2, Rev., AMT, GNMA/FNMA, FHA/VA MTGS, 4.800%, 10/05/09	226
	Louisiana Local Government Environmental Facilities & Community Development Authority, Capital Projects & Equipment Acquisition,
3,000	Rev., AMBAC, 5.250%, 12/01/18	2,941
3,500	Series A, Rev., AMBAC, 6.300%, 07/01/30	3,471
1,775	Louisiana Local Government Environmental Facilities & Community Development Authority, Lake Charles Public Improvement Project, Rev., AMBAC, 5.000%, 05/01/17	1,903
	Louisiana Local Government Environmental Facilities & Community Development Authority, Livingston Parish Road Project,
3,495	Rev., AMBAC, 5.000%, 03/01/16	3,450
3,565	Rev., AMBAC, 5.000%, 03/01/16	3,469
1,275	Louisiana Local Government Environmental Facilities & Community Development Authority, Shreveport Airport Systems, Series B, Rev., AMT, FSA, 5.625%, 01/01/19	1,323
	Louisiana Office Facilities Corp., Capitol Complex Program,
2,055	Rev., AMBAC, 5.500%, 05/01/11	2,189
1,000	Series A, Rev., NATL-RE, 5.125%, 10/05/09	1,012
1,000	Series A, Rev., NATL-RE, 5.375%, 10/05/09	1,013
1,220	Series A, Rev., NATL-RE, 5.500%, 10/05/09	1,236
18,000	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	12,016
18,000	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	11,822
1,475	Louisiana Public Facilities Authority, Hospital, Franciscan Missionaries, Series A, Rev., FSA, 5.500%, 07/01/12	1,594
	Louisiana Public Facilities Authority, Hospital, Women’s Foundation Project,
500	Rev., FSA, 6.000%, 10/01/10 (p)	530
1,000	Rev., NATL-RE FGIC, 5.000%, 04/01/15	965
1,000	Louisiana Public Facilities Authority, Hurricane Recovery Program, Rev., AMBAC, 5.000%, 06/01/17	1,027
1,000	Orleans Parish, Parishwide School District, Series A, GO, FGIC, 5.125%, 10/05/09 (i)	986
250	Orleans Parish, School Board, GO, FGIC, 5.300%, 10/05/09 (i)	250
	Parish of East Baton Rouge,
2,500	Series A, Rev., AMBAC, 5.000%, 02/01/15	2,611
11,440	Series ST, Rev., NATL-RE, 5.000%, 02/01/13 (p)	12,847
	Parish of East Baton Rouge, Road and Street Improvements,
4,395	Rev., AGC, 5.000%, 08/01/19	4,871
2,125	Rev., AGC, 5.000%, 08/01/19	2,328
2,000	Rev., AGC, 5.000%, 08/01/19	2,170
3,490	Rev., AGC, 5.250%, 08/01/19	4,017
840	Port New Orleans Board of Commissioners, Rev., AMBAC, 5.625%, 04/01/11 (p)	905
835	Port New Orleans Board of Commissioners, Unrefunded Balance, Rev., AMBAC, 5.625%, 04/01/11	860
1,000	St. Tammany Parishwide School District No. 12, GO, AGC, 5.000%, 03/01/18	1,130
	State of Louisiana,
1,375	Series A, GO, NATL-RE, 5.800%, 08/01/10	1,432
1,000	Series A, GO, NATL-RE, FGIC, 5.500%, 05/15/11	1,062
3,500	Series B, GO, NATL-RE, 5.625%, 08/01/13	3,941
1,500	Series C, GO, FSA, 5.000%, 05/01/16	1,642
1,085	Tangipahoa Parish, School Board, Rev., AMBAC, 5.500%, 03/01/11	1,140
		118,698
	Maine — 0.1%
2,665	Maine Municipal Bond Bank, Series D, Rev., 5.125%, 11/01/11 (p)	2,903
	Maryland — 1.9%
	Maryland State Department of Transportation County Transportation,
2,780	Rev., 5.000%, 06/15/15	3,208
2,915	Rev., 5.000%, 06/15/16	3,382
3,060	Rev., 5.000%, 06/15/17	3,565
10,000	Maryland State Transportation Authority, Rev., 5.000%, 03/01/17	11,480

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   23

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
8,175	Montgomery County, Public Improvements, CONS, Series A, GO, 5.000%, 05/01/14	9,345
5,479	State of Maryland, Rev., 5.187%, 07/01/16 (i)	5,638
10,000	State of Maryland, Capital Improvement, Series A, GO, 5.250%, 02/15/14	11,482
	State of Maryland, State & Local Facilities Loan, Second Series,
13,280	GO, 5.000%, 08/01/11	14,343
12,945	GO, 5.000%, 08/01/15	15,045
4,425	State of Maryland, State & Local Facilities, Capital Improvement, Series A, GO, 5.500%, 08/01/12	4,978
7,750	State of Maryland, State & Local Facilities, First Loan, Series B, GO, 5.250%, 02/15/11	8,259
4,785	University of Maryland, Auxiliary Facilities & Tuition System, Series A, Rev., 5.000%, 04/01/19	5,610
		96,335
	Massachusetts — 2.6%
	Boston Housing Authority,
615	Rev., FSA, 4.500%, 04/01/18	617
3,260	Rev., FSA, 5.000%, 04/01/18	3,477
1,365	City of Brockton, GO, FSA, 4.500%, 04/01/14	1,517
	Commonwealth of Massachusetts, Consolidated Lien,
1,000	Series A, GO, 5.000%, 08/01/18	1,113
3,200	Series C, GO, 5.250%, 08/01/13 (p)	3,614
4,200	Series C, GO, 5.250%, 09/01/15 (p)	4,957
7,000	Series D, GO, 5.000%, 10/01/13 (p)	7,863
7,560	Series D, GO, NATL-RE, 5.250%, 11/01/11 (p)	8,211
2,115	Series D, GO, NATL-RE, 5.500%, 11/01/11 (p)	2,308
5,000	Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,871
1,000	Commonwealth of Massachusetts, Consolidated Loan, Series D, GO, 5.000%, 08/01/16	1,139
	Commonwealth of Massachusetts, Federal Highway,
3,500	Series A, Rev., GAN, 5.500%, 12/15/09	3,552
18,545	Series A, Rev., GAN, FSA, 5.750%, 12/15/10	19,606
3,400	Series A, Rev., GAN, NATL-RE-IBC, 5.750%, 12/15/10	3,595
3,805	Commonwealth of Massachusetts, Federal Highway, Capital Appreciation, Series A, Rev., Zero Coupon, 06/15/15	3,225
5,000	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	5,580
1,500	Commonwealth of Massachusetts, Unrefunded Balance, Series C, GO, FSA, 5.500%, 11/01/15	1,769
2,795	Massachusetts Bay Transportation Authority, Capital Appreciation, Series A-2, Rev., Zero Coupon, 07/01/17	1,655
2,045	Massachusetts Bay Transportation Authority, General Transportation System, Series A, Rev., NATL-RE, 5.500%, 03/01/14	2,338
1,500	Massachusetts Development Finance Agency, Holy Cross College, Series B, Rev., 5.000%, 09/01/18	1,586
1,420	Massachusetts State College Building Authority, Series A, Rev., 7.500%, 05/01/11	1,573
9,415	Massachusetts State Turnpike Authority, Series A, Rev., 5.000%, 01/01/13 (p)	10,055
	Massachusetts Water Resources Authority,
2,000	Series A, Rev., FSA, 5.500%, 08/01/13 (p)	2,307
5,030	Series A, Rev., NATL-RE, 5.250%, 08/01/16	5,826
2,850	Series C, Rev., NATL-RE, FGIC-TCRS, 5.250%, 12/01/15	3,247
	University of Massachusetts Building Authority Project,
10,595	Series 04-1, Rev., AMBAC, 5.375%, 11/01/14 (p)	12,356
11,645	Series 4-A, Rev., NATL-RE, 5.125%, 11/01/14 (p)	13,507
		132,464
	Michigan — 2.5%
	City of Detroit, Sewer Systems, Senior Lien,
3,650	Series C, Rev., NATL-RE, FGIC, 5.000%, 07/01/16	3,677
1,900	Series C, Rev., NATL-RE, FGIC, 5.250%, 07/01/16	1,985
5,935	City of Grand Rapids, Sewer System, Series A, Rev., BHAC-CR, FSA-CR, FGIC, 5.500%, 01/01/22	6,708
3,910	City of Grand Rapids, Water Supply, Rev., NATL-RE, FGIC, 5.750%, 01/01/11	4,122
3,175	Clarkston Community Schools, GO, Q-SBLF, 5.375%, 05/01/13 (p)	3,611
8,000	Detroit Sewer Disposal Revenue, Second Lien, Series B, Rev., AGC-ICC, FGIC, 5.500%, 07/01/29	8,224
	Kalamazoo Public Schools,
1,410	GO, ACG, Q-SBLF, 5.000%, 05/01/15	1,561
895	GO, ACG, Q-SBLF, 5.000%, 05/01/16	989
7,000	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	7,314
1,445	Lansing Board of Water & Light, Series A, Rev., 5.000%, 07/01/18	1,581
	Michigan Municipal Bond Authority, Clean Water State Revolving Fund,
3,000	Rev., 5.375%, 10/01/12	3,238
10,400	Rev., 5.500%, 10/01/14	12,028
2,500	Michigan State Building Authority, Facilities Program, Series I, Rev., 5.500%, 10/15/11	2,669

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
1,685	Michigan State Hospital Finance Authority, Henry Ford Health Systems, Rev., AMBAC, 6.000%, 09/01/11 (p)	1,853
	Michigan State Hospital Finance Authority, Trinity Health,
4,160	Series A, Rev., 6.000%, 12/01/10	4,382
4,405	Series A, Rev., 6.000%, 12/01/10	4,653
463	Michigan State Housing Development Authority, Huntley Villas Apartments, Series A, Rev., GNMA COLL, 4.800%, 08/20/12	478
16,000	Monroe County Economic Development Corp., Limited Obligation, Detroit Edison Co., Series CC, Rev., VAR, AMBAC, 4.650%, 04/01/11	16,547
5,445	Royal Oak Hospital Finance Authority, William Beaumont Hospital, Rev., 6.250%, 01/01/11	5,652
10,750	State of Michigan, Trunk Line, Series A, Rev., 5.250%, 11/01/13	11,953
1,000	Sturgis Public School District, School Building & Site, GO, Q-SBLF, 5.625%, 05/01/10 (p)	1,035
3,915	University of Michigan, Series A, Rev., 5.000%, 04/01/19	4,441
800	Wayne County, COP, AMBAC, 5.625%, 05/01/11	832
	Wyoming Public Schools,
1,770	GO, FSA, Q-SBLF, 5.000%, 05/01/15	1,981
1,895	GO, FSA, Q-SBLF, 5.000%, 05/01/15	2,051
1,670	GO, FSA, Q-SBLF, 5.000%, 05/01/15	1,797
1,895	GO, FSA, Q-SBLF, 5.000%, 05/01/15	2,028
1,900	GO, FSA, Q-SBLF, 5.000%, 05/01/15	2,010
	Ypsilanti School District,
1,930	GO, AGC, Q-SBLF, 4.000%, 05/01/15 (w)	1,992
2,045	GO, AGC, Q-SBLF, 5.000%, 05/01/16 (w)	2,211
1,000	GO, AGC, Q-SBLF, 5.000%, 05/01/18 (w)	1,067
		124,670
	Minnesota — 1.6%
1,000	Minnesota State Municipal Power Agency, Electric, Series A, Rev., 5.250%, 10/01/14	1,062
	State of Minnesota,
5,790	GO, FSA, 5.000%, 08/01/13	6,208
1,900	Series B, GO, 3.000%, 12/01/12	2,008
1,055	Series B, GO, 4.000%, 12/01/15	1,168
6,585	Series C, GO, 5.000%, 08/01/14	7,552
10,000	Series C, GO, 5.000%, 08/01/15	11,598
3,415	State of Minnesota, Public Safety Radio Communication System, Rev., NATL-RE, 5.000%, 06/01/15	3,909
	State of Minnesota, Various Purpose,
10,000	Series A, GO, 5.000%, 12/01/18	11,754
10,000	Series F, GO, 5.000%, 08/01/20	11,724
	University of Minnesota,
5,000	Series A, Rev., 5.750%, 07/01/10 (p)	5,221
6,000	Series A, Rev., 5.750%, 07/01/11 (p)	6,530
8,000	Series A, Rev., 5.750%, 07/01/15 (p)	9,605
		78,339
	Mississippi — 1.0%
	Mississippi Development Bank Special Obligation,
1,250	Rev., 5.000%, 01/01/12	1,336
1,395	Rev., 5.000%, 01/01/13	1,512
1,465	Rev., 5.000%, 01/01/14	1,596
3,000	Mississippi Home Corp., Single Family Mortgage, Series A-2, Rev., GNMA/FNMA/FHLMC, FHA/VA GTD, 5.000%, 12/01/18 (w)	3,143
34,000	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	27,339
7,945	Mississippi Housing Finance Corp., Short Term Appreciation, Rev., Zero Coupon, 06/01/15 (p)	6,766
	State of Mississippi,
2,000	GO, 5.750%, 12/01/12	2,275
4,650	Series A, GO, 5.000%, 11/01/12	5,176
		49,143
	Missouri — 0.7%
1,600	Cass County Reorganized School District No. R-2-Raymore, GO, 5.000%, 03/01/16	1,747
	Clay County Public School District No. 53 Liberty, Direct Deposit Program,
4,785	GO, FSA, 5.250%, 03/01/14	5,499
	Clay County Public School District No. 53 Liberty, Direct Deposit Program, Unrefunded Balance,
915	GO, FSA, 5.250%, 03/01/14	981
	Missouri Housing Development Commission, Homeowner Loan Program,
1,000	Series A, Rev., GNMA/FNMA/COLL, 5.000%, 03/01/19	1,050
4,320	Series B-1, Rev., AMT, GNMA/FNMA COLL, 5.375%, 03/01/13	4,352
	Missouri Housing Development Commission, Homeowner Loan Program, Multi-Family Housing,
105	Series III, Rev., FHA, 4.700%, 12/01/11	111
115	Series III, Rev., FHA, 4.800%, 12/01/11	121
5,300	Missouri Housing Development Commission, Homeowner Loan Program, Single Family Mortgage, Series C-1, Rev., AMT, GNMA/FNMA, 4.800%, 03/01/12	4,687

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   25

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Missouri — Continued
1,105	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds Program, Series B, Rev., 5.500%, 07/01/12	1,238
4,000	Missouri State Health & Educational Facilities Authority, BJC Health System, Series A, Rev., 6.750%, 05/15/12 (p)	4,600
2,935	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.250%, 05/01/17	3,368
7,985	Missouri State Highways & Transit Commission, Senior Lien, Rev., 5.000%, 02/01/17	8,880
		36,634
	Montana — 0.1%
	Montana Department of Transportation, Highway 93 Construction,
1,600	Rev., GAN, 5.000%, 06/01/18	1,780
1,500	Rev., GAN, 5.000%, 06/01/18	1,644
2,800	Montana State Board of Regents, University of Montana, Higher Education, Unrefunded Balance, Series F, Rev., NATL-RE, 5.750%, 05/15/10	2,939
		6,363
	Nebraska — 0.2%
5,000	City of Lincoln, Electrical Systems, Rev., 5.000%, 09/01/12	5,556
2,100	NEBHELP, Inc., Sub Series A-5B, Rev., NATL-RE, 6.200%, 06/01/13	2,253
2,500	Nebraska Public Power District, Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/16	2,753
		10,562
	Nevada — 0.3%
	Clark County School District,
910	Series A, GO, NATL-RE, 7.000%, 06/01/10	951
8,200	Series A, GO, NATL-RE, 7.000%, 06/01/11	9,007
2,750	Series D, GO, NATL-RE, 5.000%, 12/15/13 (p)	3,135
		13,093
	New Hampshire — 0.1%
705	New Hampshire Health & Education Facilities Authority, University System, Unrefunded Balance, Rev., AMBAC, 5.500%, 07/01/11	761
2,950	New Hampshire State Turnpike System, Rev., AMBAC, 5.000%, 02/01/13	3,127
		3,888
	New Jersey — 3.6%
	City of Harrison,
2,470	Series A, GO, FSA, Zero Coupon, 06/01/15	2,063
2,700	Series A, GO, FSA, Zero Coupon, 06/01/16	2,156
2,430	City of Jersey City, Public Improvement, Series A, GO, NATL-RE, 5.250%, 09/01/14	2,644
890	Freehold Regional High School District, GO, NATL-RE, FGIC, 5.000%, 03/01/19	1,026
	Garden State Preservation Trust, 2005,
6,000	Series A, Rev., FSA, 5.800%, 11/01/15	7,124
10,000	Series A, Rev., FSA, 5.800%, 11/01/15	11,686
8,000	Series A, Rev., FSA, 5.800%, 11/01/15	9,334
8,000	Series A, Rev., FSA, 5.800%, 11/01/15	9,281
145	Lindenwold Boro School District, GO, NATL-RE, 5.000%, 06/01/14	165
	New Jersey EDA, Cigarette Tax,
410	Rev., 5.625%, 10/05/09	409
4,000	Rev., AGC-ICC, 5.375%, 06/15/14	4,087
3,350	New Jersey EDA, Kapkowski Road Landfill, Series A, Rev., 6.375%, 05/15/14 (p)	3,989
14,895	New Jersey EDA, Motor Vehicles, Series A, Rev., NATL-RE, 5.250%, 07/01/14	16,182
	New Jersey EDA, School Facilities Construction,
4,000	Series O, Rev., 5.000%, 03/01/15	4,313
7,750	Series P, Rev., 5.250%, 09/01/15	8,276
6,500	New Jersey Higher Education Assistance Authority, Series A, Rev., 5.000%, 06/01/15	7,005
5,000	New Jersey State Educational Facilities Authority, Princeton University, Series D, Rev., 5.250%, 07/01/17	5,939
	New Jersey State Transit Corp., Federal Transportation Administration Grants,
9,400	Series A, COP, NATL-RE, FGIC, 5.000%, 09/15/15	9,984
7,825	Series B, COP, AMBAC, 5.500%, 09/15/11	8,379
	New Jersey State Turnpike Authority,
1,610	Rev., 5.700%, 10/05/09 (p)	1,747
6,025	Series C, Rev., AMBAC, TCRS-Bank of New York, 6.500%, 01/01/16 (p)	7,027
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
4,570	Series A, Rev., 5.750%, 06/15/15 (p)	5,497
1,780	Series A, Rev., 5.750%, 06/15/16	2,036
10,000	Series B, Rev., NATL-RE, FGIC, 5.250%, 12/15/14	11,178
11,085	Series C, Rev., 5.500%, 06/15/13 (p)	12,732
5,330	Series D, Rev., FSA, 5.000%, 06/15/15 (p)	6,184
	New Jersey Transportation Trust Fund Authority, Transportation Systems, Unrefunded Balance,
2,395	Series B, Rev., NATL-RE, 6.000%, 12/15/11 (p)	2,672
6,670	Series D, Rev., FSA, 5.000%, 06/15/15	7,177
	State of New Jersey, Equipment Lease Purchase,
2,500	Series A, COP, 5.000%, 06/15/18	2,656

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — Continued
3,300	Series A, COP, 5.000%, 06/15/18	3,469
	Sussex County Municipal Utilities Authority, Capital Appreciation,
1,290	Series B, Rev., FSA, Zero Coupon, 12/01/15	1,075
1,345	Series B, Rev., FSA, Zero Coupon, 12/01/16	1,066
1,510	Series B, Rev., FSA, Zero Coupon, 12/01/17	1,130
1,610	Series B, Rev., FSA, Zero Coupon, 12/01/18	1,137
1,845	Series B, Rev., FSA, Zero Coupon, 12/01/19	1,227
		182,052
	New Mexico — 1.0%
4,155	Albuquerque Municipal School District No. 12, Series C, GO, 5.000%, 08/01/14	4,738
6,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., NATL-RE, 5.250%, 06/15/14	6,628
	New Mexico Finance Authority, Senior Lien, Public Project Revolving,
1,775	Series B, Rev., 5.000%, 06/01/18	1,970
1,645	Series B, Rev., 5.000%, 06/01/18	1,806
1,890	Series B, Rev., 5.000%, 06/01/18	2,008
2,050	Series B, Rev., 5.000%, 06/01/18	2,146
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
1,000	I-B-2 Class Shares, Rev., GNMA/FNMA/FHLMC, 5.650%, 03/01/19	1,054
2,750	I-C-2 Class Shares, Rev., GNMA/FNMA/FHLMC COLL, 5.700%, 03/01/19	2,941
1,115	New Mexico Mortgage Finance Authority, Single Family Mortgage Program, Series D, Rev., AMT, GNMA/FNMA/FHLMC COLL, 6.125%, 09/01/12	1,144
	State of New Mexico, Severance Tax,
14,350	Series A, Rev., 4.000%, 07/01/12	15,144
11,925	Series A, Rev., 4.000%, 07/01/12	12,478
		52,057
	New York — 9.7%
12,405	Battery Park City Authority, Series A, Rev., 5.250%, 11/01/13	14,086
100	Brockport Central School District, GO, NATL-RE, FGIC, 5.750%, 06/15/18	119
3,835	Erie County Industrial Development Agency, City of Buffalo Project, Rev., FSA, 5.000%, 05/01/13	4,189
	Erie County Tobacco Asset Securitization Corp., Asset Backed,
1,160	Class A, Rev., 5.375%, 07/15/10 (p)	1,210
1,005	Class A, Rev., 5.500%, 07/15/10 (p)	1,059
	Long Island Power Authority, Electric Systems,
10,000	Series A, Rev., 5.250%, 04/01/19	10,856
4,225	Series A, Rev., FSA, 5.500%, 12/01/12 (p)	4,808
1,500	Series A, Rev., FSA, 5.500%, 12/01/13 (p)	1,748
6,000	Series E, Rev., NATL-RE, FGIC, 5.000%, 12/01/16	6,552
	Metropolitan Transportation Authority,
11,205	Series A, Rev., AGC-ICC, 5.750%, 11/15/12	11,514
5,420	Series A, Rev., AMBAC, 5.500%, 11/15/14	6,081
1,500	Series A, Rev., NATL-RE, FGIC, 5.000%, 11/15/12	1,626
12,630	Metropolitan Transportation Authority, Service Contract, Series A, Rev., 5.500%, 07/01/17	14,301
	New York City,
4,055	Series B, GO, 5.500%, 12/01/11 (p)	4,481
4,000	Series D, GO, NATL-RE-IBC, 6.500%, 11/01/09 (p)	4,038
1,300	Series E, GO, 5.750%, 08/01/12	1,444
2,000	Series E, GO, NATL-RE-IBC, 5.750%, 08/01/12	2,221
5,000	Series G, GO, 5.000%, 08/01/14	5,581
8,000	Series H, GO, NATL-RE-IBC, 5.000%, 08/01/14	8,591
10,000	Series H, GO, XLCA-ICR, 5.250%, 03/15/11	10,491
4,000	Series J, Sub Series J-1, GO, 5.000%, 06/01/16	4,256
2,500	New York City Municipal Water Finance Authority, Water & Sewer System, Series D, Rev., 5.000%, 06/15/12	2,707
650	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2008, Series C, Rev., 5.000%, 06/15/13	728
1,500	New York City Transitional Finance Authority, Series A-1, Rev., 5.000%, 11/01/15	1,617
	New York City Transitional Finance Authority, Fiscal Year 2007,
10,000	Series S-1, Rev., NATL-RE, FGIC, 5.000%, 01/15/17	10,829
7,000	Series S-1, Rev., NATL-RE, FGIC, 5.000%, 01/15/17	7,510
2,000	New York City Transitional Finance Authority, Fiscal Year 2009, Series S-4, Rev., 5.500%, 01/15/19	2,092
	New York City Transitional Finance Authority, Future Tax Secured,
33,700	Series A, Rev., VAR, 5.500%, 11/01/11	36,537
1,150	Series B, Rev., 5.000%, 11/01/19	1,319
6,710	Series B, Rev., 5.250%, 08/01/13	7,331
5,525	Series C, Rev., AMBAC, 5.250%, 08/01/12	6,058
6,625	Series E, Rev., NATL-RE, 5.250%, 02/01/13	7,163
5,000	New York City, Unrefunded Balance, Series F, GO, 6.000%, 01/15/13	5,322
	New York Local Government Assistance Corp.,
10,000	Rev., 5.500%, 04/01/19	11,794
4,000	Series C, Rev., 5.000%, 04/01/12	4,381
4,050	Series C, Rev., 5.000%, 04/01/17	4,634

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   27

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
1,000	New York Local Government Assistance Corp., Senior Lien, Series A, Rev., 5.000%, 04/01/18	1,119
5,035	New York State Dormitory Authority, City University Systems, 4th Generation, Series A, Rev., FGIC-TCRS, 5.250%, 07/01/13	5,560
7,825	New York State Dormitory Authority, City University Systems, 5th Generation, Series B, Rev., 5.000%, 07/01/18	8,675
	New York State Dormitory Authority, Education,
5,000	Series A, Rev., 5.000%, 03/15/18	5,536
5,000	Series A, Rev., 5.000%, 03/15/19	5,437
10,000	Series D, Rev., 5.000%, 09/15/16	11,353
2,995	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Rev., FSA, 5.000%, 08/15/15	3,353
1,500	New York State Dormitory Authority, North Shore University Hospital, Rev., NATL-RE, 5.500%, 11/01/14	1,585
1,825	New York State Dormitory Authority, Siena College, Rev., NATL-RE, 5.000%, 07/01/16	1,881
2,370	New York State Dormitory Authority, St. John’s University, Series C, Rev., NATL-RE, 5.250%, 07/01/20	2,635
	New York State Dormitory Authority, State University Educational Facilities,
3,590	Rev., 5.375%, 07/01/12 (p)	4,022
1,500	Series A, Rev., FSA-CR, 5.500%, 05/15/13	1,615
3,925	Series A, Rev., NATL-RE, FGIC-TCRS, 5.500%, 05/15/13	4,194
5,000	Series F, Rev., FSA, 5.000%, 03/15/14	5,649
7,265	New York State Environmental Facilities Corp., Environment, Series A, Rev., 5.250%, 12/15/19	8,427
2,055	New York State Environmental Facilities Corp., Municipal Water Financing Authority, Sub Series B, Rev., 5.000%, 06/15/14	2,349
	New York State Environmental Facilities Corp., State Revolving Funds, New York City Municipal Water Project, Clean Water & Drinking,
12,785	Series D, Rev., 5.375%, 06/15/12	13,972
8,325	Series D, Rev., 5.375%, 06/15/12	9,018
3,345	Sub Series E, Rev., 5.375%, 06/15/12	3,699
6,600	Sub Series E, Rev., 5.375%, 06/15/12	7,260
8,055	Sub Series E, Rev., 5.375%, 06/15/12	8,710
	New York State Thruway Authority,
2,050	Series A, Rev., 5.000%, 03/15/17	2,336
17,000	Series A, Rev., 5.250%, 03/15/19	19,688
3,000	Series A, Rev., FSA, 5.000%, 03/15/13 (p)	3,386
3,850	New York State Thruway Authority, Highway & Bridge Trust Fund, Series A, Rev., FGIC, 5.250%, 04/01/10 (p)	3,960
	New York State Urban Development Corp.,
1,000	Series A-1, Rev., 5.000%, 12/15/17	1,142
1,500	Series A-1, Rev., 5.000%, 12/15/18	1,641
2,250	Series A-1, Rev., 5.000%, 12/15/18	2,444
7,820	Series D, Rev., 5.500%, 01/01/19	8,758
5,100	New York State Urban Development Corp., Correctional Capital Facilities, Series A, Rev., FSA, 6.500%, 01/01/10	5,200
5,000	New York State Urban Development Corp., Service Contract, Series B, Rev., 5.250%, 07/01/18	5,267
1,000	New York State Urban Development Corp., State Facilities, Rev., 5.600%, 04/01/15	1,105
2,500	Port Authority of New York & New Jersey, CONS, 93rd Series, Rev., 6.125%, 06/01/24	2,856
	Sales Tax Asset Receivables Corp.,
15,000	Series A, Rev., AMBAC, 5.250%, 10/15/14	16,286
3,850	Series A, Rev., FSA-CR, MBIA, 5.000%, 10/15/14	4,281
3,000	Series A, Rev., NATL-RE, 5.000%, 10/15/14	3,147
6,650	Series A, Rev., NATL-RE, 5.250%, 10/15/14	7,465
4,840	State of New York, Unrefunded Balance, Series B, GO, 5.700%, 10/05/09	4,860
	Tobacco Settlement Financing Authority,
9,000	Series B-1C, Rev., 5.500%, 06/01/12	9,483
4,000	Series B-1C, Rev., 5.500%, 06/01/13	4,262
10,815	Tobacco Settlement Financing Authority, Asset-Backed, Series B, Rev., 5.000%, 06/01/11	11,450
	Triborough Bridge & Tunnel Authority, General Purpose,
10,000	Series B, Rev., 5.250%, 11/15/12	10,964
8,265	Series B, Rev., 5.250%, 11/15/12	9,022
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., VAR, Zero Coupon, 07/15/17 (p)	6,507
		490,833
	North Carolina — 1.7%
	Cabarrus County, Installment Financing Contract,
1,000	COP, 5.750%, 04/01/11	1,068
2,000	COP, 5.750%, 04/01/11	2,161
2,355	Series C, COP, 4.000%, 06/01/12	2,495
1,895	Series C, COP, 4.000%, 06/01/13	2,021
3,015	Durham County, Public Improvement, Series B, GO, 5.000%, 04/01/12	3,166
1,750	Gaston County, GO, FSA, 5.000%, 04/01/15	2,016

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — Continued
	Johnston County,
1,150	GO, NATL-RE, 5.000%, 02/01/16	1,296
1,050	GO, NATL-RE, 5.000%, 02/01/16	1,173
	Mecklenburg County Public Facilities Corp., Annual Appropriation,
2,250	Rev., 5.000%, 03/01/13 (w)	2,505
3,000	Rev., 5.000%, 03/01/19 (w)	3,296
5,000	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/18	5,420
385	North Carolina Housing Finance Agency, Home Ownership, Series 1-B, Rev., 5.125%, 10/05/09	386
2,180	North Carolina Medical Care Commission, Mission Health Combined Group, Rev., 5.000%, 10/01/17	2,312
15,000	North Carolina Municipal Power Agency No 1, Catawba, Series A, Rev., 5.250%, 01/01/14	16,412
4,200	State of North Carolina, Series B, GO, 5.000%, 04/01/15	4,855
	State of North Carolina, Annual Appropriation, Capital Improvement,
5,370	Series A, Rev., 5.000%, 05/01/19	5,984
5,000	Series A, Rev., 5.000%, 05/01/19	5,529
	State of North Carolina, Highway,
3,000	GO, 5.000%, 05/01/13	3,386
5,900	GO, 5.000%, 05/01/14	6,673
2,085	Union County, Series A, GO, 5.000%, 03/01/18	2,425
	Wake County, Obligation Hammond Road Detention Center, Annual Appropriation,
5,150	Rev., 5.000%, 06/01/18	5,882
3,500	Rev., 5.000%, 06/01/19	3,995
		84,456
	Ohio — 3.0%
3,000	American Municipal Power-Ohio, Inc., Series A, Rev., 5.000%, 02/01/11	3,090
33,060	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	29,654
1,250	City of Cincinnati, GO, 5.375%, 12/01/10 (p)	1,325
	City of Cleveland,
8,145	Series C, Rev., AGC, 5.000%, 01/01/17	8,852
2,800	Series C, Rev., AGC, 5.000%, 01/01/18	3,034
3,000	City of Cleveland, Parking Facilities, Rev., FSA, 5.250%, 09/15/21	3,405
	City of Columbus,
1,800	Series 1, GO, 5.500%, 11/15/10 (p)	1,925
7,235	Series A, GO, 5.000%, 12/15/16	8,158
1,525	Cuyahoga Community College District, Series A, Rev., AMBAC, 5.000%, 12/01/12	1,649
1,510	Dublin City School District, Capital Appreciation Bonds, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	1,236
1,000	Franklin County Convention Facilities Authority, Tax & Lease Anticipation Bonds, Rev., 5.000%, 12/01/17	1,108
5,510	Montgomery County, Catholic Health, Rev., 5.500%, 09/01/11 (p)	5,976
4,000	Montgomery County, Solid Waste, Rev., NATL-RE, 5.500%, 10/05/09	4,013
325	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.900%, 10/05/09	326
	Ohio Housing Finance Agency, Hillwood II Project,
400	Rev., AMT, GNMA COLL, 4.375%, 05/20/11	408
1,245	Rev., AMT, GNMA COLL, 4.700%, 05/20/16	1,319
4,695	Ohio Housing Finance Agency, Residential Mortgage Backed Securities, Series A, Rev., AMT, 5.000%, 03/01/14	4,660
	Ohio State Building Authority, Adult Correctional Facilities,
4,000	Series A, Rev., 5.750%, 04/01/10 (p)	4,161
5,000	Series A, Rev., FSA, 5.500%, 10/01/11	5,427
305	Ohio State Water Development Authority, Rev., 9.375%, 12/01/09 (p)	318
1,530	Ohio State Water Development Authority, Water Quality, Rev., 5.000%, 06/01/11	1,641
	RiverSouth Authority, RiverFront Area Redevelopment,
1,745	Series A, Rev., 5.250%, 06/01/14	1,928
500	Series A, Rev., 5.250%, 06/01/14	547
2,490	Series A, Rev., 5.250%, 06/01/14	2,702
3,295	State of Ohio, Denison University 2007 Project, Rev., 5.000%, 11/01/17	3,720
	State of Ohio, Higher Education,
6,650	GO, 5.000%, 08/01/15	7,636
5,275	GO, 5.000%, 08/01/16	6,071
9,000	State of Ohio, Highway Capital Improvements, Series H, GO, 5.000%, 05/01/12	9,987

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   29

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
	State of Ohio, Infrastructure Improvement,
10,840	Series B, GO, 5.000%, 08/01/15	12,447
3,200	Series D, GO, 5.000%, 03/01/14	3,533
3,360	Series D, GO, 5.000%, 03/01/14	3,647
1,530	Series D, GO, 5.000%, 03/01/14	1,650
2,060	Toledo-Lucas County Port Authority, Development, Northwest Bond Fund, Woodsage Project, Series B, Rev., 6.250%, 11/15/14	1,745
	Warrensville Height City School District, School Improvement,
1,000	GO, NATL-RE, FGIC, 7.000%, 12/01/11	1,115
1,000	GO, NATL-RE, FGIC, 7.000%, 12/01/12	1,150
1,075	GO, NATL-RE, FGIC, 7.000%, 12/01/13	1,270
1,150	GO, NATL-RE, FGIC, 7.000%, 12/01/14	1,382
		152,215
	Oklahoma — 0.4%
1,470	Grand River Damn Authority, Series A, Rev., BHAC, 5.000%, 06/01/16	1,693
1,000	Oklahoma Housing Finance Agency, Homeownership Loan Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.250%, 03/01/19	1,030
	Tulsa County Industrial Authority,
1,285	Rev., 5.500%, 09/01/14	1,444
5,790	Rev., 5.500%, 09/01/16	6,524
7,345	Rev., 5.500%, 09/01/17	8,269
		18,960
	Oregon — 0.7%
2,545	City of Portland, Sewer System, Second Lien, Series B, Rev., 5.000%, 06/15/18	2,734
3,000	Clackamas County Hospital Facility Authority, Legacy Health System, Rev., 5.375%, 11/02/09	3,033
	Lane County School District No. 40-Creswell,
5,405	GO, School Board Guaranty, 6.000%, 06/15/10 (p)	5,645
470	Oregon State Bond Bank, Economic & Community Development, Series B, Rev., NATL-RE, 5.300%, 10/05/09	481
	Oregon State Department of Administrative Services,
1,685	Series A, COP, 5.000%, 05/01/19	1,805
2,200	Series A, COP, 5.000%, 05/01/19	2,344
3,000	Oregon State Department of Transportation, Highway User Tax, Series A, Rev., 5.500%, 11/15/12 (p)	3,394
	Polk Marion & Benton School District No. 13J,
2,405	GO, FSA, 5.750%, 06/15/10 (p)	2,507
5,000	Portland Community College District, GO, 5.000%, 06/15/13	5,639
1,845	Washington County, GO, 5.500%, 06/01/11 (p)	1,996
4,555	Washington County School District No 48J Beaverton, Series A, GO, FSA, 5.000%, 06/01/13	5,137
1,050	Washington County Unified Sewerage Agency, Sewer, Sub Lien, Series 1, Rev., NATL-RE, FGIC, 5.750%, 10/01/11	1,140
		35,855
	Pennsylvania — 2.8%
8,070	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.250%, 11/01/13	9,002
	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center,
3,000	Series A, Rev., 4.000%, 09/01/11	3,109
5,000	Series A, Rev., 5.000%, 09/01/16	5,485
2,150	Series A, Rev., 5.000%, 09/01/18	2,325
5,000	Series B, Rev., 5.000%, 06/15/14	5,189
5,000	Allegheny County Sanitation Authority, Sewer, Rev., NATL-RE, 5.375%, 12/01/11	5,232
	Altoona Area School District,
865	GO, FSA, 4.000%, 12/01/15	888
875	GO, FSA, 4.000%, 12/01/15	891
1,000	GO, FSA, 4.125%, 12/01/15	1,016
	Commonwealth of Pennsylvania,
10,000	GO, 5.000%, 07/01/15	11,471
25,000	GO, 5.000%, 07/01/18	28,917
3,705	Commonwealth of Pennsylvania, Fourth Series, GO, 5.000%, 07/01/13	4,173
	Commonwealth of Pennsylvania, Second Series,
2,430	GO, 5.000%, 01/01/16 (p)	2,673
5,000	Series A, GO, 5.000%, 08/01/11	5,390
4,550	Delaware Valley Regional Financial Authority, Series A, Rev., AMBAC, 5.500%, 08/01/28	4,849
2,475	Delaware Valley School District, GO, FSA, 4.000%, 11/15/11	2,618
	Octorara Area School District,
3,620	Series B, GO, FSA, 4.000%, 06/01/19	3,749
3,780	Series B, GO, FSA, 4.250%, 06/01/19	3,888
3,230	Series B, GO, FSA, 4.250%, 06/01/19	3,297
1,415	Series B, GO, FSA, 5.000%, 06/01/16	1,606
505	Series B, GO, FSA, 5.000%, 06/01/17	574
1,635	Series B, GO, FSA, 5.000%, 06/01/18	1,855

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
210	Parkland School District, GO, NATL-RE, FGIC, 5.375%, 09/01/15	243
800	Pennsylvania Higher Education Assistance Agency, Capital Acquisition, Rev., NATL-RE, 6.125%, 12/15/10 (p)	854
5,000	Pennsylvania Higher Educational Facilities Authority, Series A, Rev., 5.000%, 09/01/19	5,780
1,550	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 67-A, Rev., AMT, 5.500%, 10/05/09	1,552
	Pennsylvania Turnpike Commission,
4,730	Sub Series A, Rev., AGC, 5.000%, 06/01/19	5,240
4,520	Sub Series A, Rev., AGC, 5.000%, 06/01/19	4,951
5,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 1.227%, 12/01/09	2,917
	State Public School Building Authority, Delaware County Community College Project,
1,400	Rev., FSA, 5.000%, 04/01/18	1,515
1,065	Rev., FSA, 5.000%, 04/01/18	1,140
1,000	Rev., FSA, 5.000%, 04/01/18	1,064
	West Mifflin Area School District,
2,065	GO, FSA, 5.000%, 10/01/18	2,201
2,000	GO, FSA, 5.000%, 10/01/18	2,119
2,000	GO, FSA, 5.375%, 10/01/18	2,160
500	GO, FSA, 5.500%, 10/01/18	555
		140,488
	Puerto Rico — 0.8%
3,500	Children’s Trust Fund, Tobacco Settlement, Rev., 5.750%, 07/01/10 (p)	3,654
4,800	Commonwealth of Puerto Rico, GO, AMBAC-TCRS, 7.000%, 07/01/10	4,965
1,480	Commonwealth of Puerto Rico, Capital Appreciation, GO, NATL-RE-IBC, Zero Coupon, 07/01/17	933
	Puerto Rico Highway & Transportation Authority,
2,000	Series A, Rev., AMBAC, Zero Coupon, 07/01/17	1,260
2,500	Series AA, Rev., NATL-RE, 5.500%, 07/01/18	2,580
3,000	Series AA, Rev., VAR, FSA, 5.000%, 07/01/10	3,059
1,935	Series G, Rev., 5.000%, 07/01/13 (p)	2,196
3,000	Puerto Rico Municipal Finance Agency, Series C, GO, CIFG, 5.250%, 08/01/20	2,959
5,000	Puerto Rico Public Buildings Authority, Rev., CIFG-TCRS, 5.250%, 07/01/12 (p)	5,518
10,000	Puerto Rico Public Finance Corp., Series E, Rev., CIFG-TCRS, FSA-CR, 6.000%, 08/01/26 (p)	12,177
		39,301
	South Carolina — 1.8%
2,810	Charleston County, Public Improvement, GO, 6.125%, 09/01/12	2,850
2,395	Charleston County, Transition Sales Tax, GO, 5.000%, 11/01/15	2,648
	Charleston Educational Excellence Finance Corp., Charleston County School District Project,
4,105	Rev., 5.000%, 12/01/14	4,540
5,500	Rev., 5.000%, 12/01/14	5,920
3,000	Rev., 5.000%, 12/01/14	3,198
2,500	Rev., 5.000%, 12/01/14	2,640
4,610	City of Charleston, Waterworks & Sewer, Refinancing & Capital Improvement, Series A, Rev., 5.000%, 01/01/16	4,905
5,560	Greenville County School District, Building Equity Sooner Tomorrow, Rev., 5.500%, 12/01/12 (p)	6,364
8,125	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, FGIC, 6.750%, 01/01/20	9,665
4,000	Scago Educational Facilities Corp. for Colleton School District, Pickens County Project, Rev., FSA, 5.000%, 12/01/16	4,101
	South Carolina Jobs & EDA, Hospital Facilities, Georgetown Memorial Hospital,
1,215	Rev., AMBAC, 5.500%, 11/01/09	1,217
565	Rev., RADIAN, 5.250%, 02/01/11	577
	South Carolina Jobs & EDA, Hospital Facilities, Improvement, Palmetto Health Alliance,
3,780	Series A, Rev., 7.000%, 12/15/10 (p)	3,953
3,000	Series A, Rev., 7.125%, 12/15/10 (p)	3,264
	State of South Carolina Public Service Authority,
4,795	Series A, Rev., AMBAC, 5.000%, 01/01/14	5,090
2,705	Series D, Rev., FSA, 5.000%, 01/01/13	2,937
10,310	State of South Carolina, State School Facilities, Series A, GO, 4.250%, 01/01/10	10,489
3,625	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 10/05/09	3,625
	York County School District No 1,
5,415	Series A, GO, 5.250%, 03/01/19 (w)	6,131
5,000	Series A, GO, 5.250%, 03/01/19 (w)	5,585
		89,699
	South Dakota — 0.0% (g)
1,058	Heartland Consumers Power District, Rev., 6.375%, 01/01/16 (p)	1,205
	Tennessee — 0.7%
1,910	City of Lawrenceburg, Electric, Rev., NATL-RE, 6.625%, 07/01/18	2,304

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   31

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — Continued
	City of Memphis, General Improvement,
4,475	GO, NATL-RE-IBC, 5.250%, 11/01/13	5,067
4,125	Series A, GO, NATL-RE, 5.000%, 11/01/15	4,607
10,000	Shelby County, Public Improvement, Series A, GO, 5.625%, 04/01/10 (p)	10,307
	Tennessee Energy Acquisition Corp.,
12,000	Series A, Rev., 5.000%, 09/01/13	12,421
1,000	Series C, Rev., 5.000%, 02/01/17	995
		35,701
	Texas — 6.8%
2,000	Allen Independent School District, GO, PSF-GTD, 5.000%, 02/15/15	2,132
4,000	Bell County, Limited Tax, GO, 5.000%, 02/15/12	4,299
1,000	Central Texas Housing Finance Corp., Single Family Mortgage, Rev., PRIV MTGS, Zero Coupon, 09/01/16 (p)	801
50	Central Texas Housing Finance Corp., Single Family Mortgage, GNMA Mortgage Program, Rev., GNMA COLL, FHA/VA, 8.200%, 04/01/22	52
1,285	City of Austin, Capital Appreciation, Rev., NATL-RE, FGIC, Zero Coupon, 05/15/17	947
4,500	City of Austin, Electric Utilities System, Rev., NATL-RE, 5.250%, 05/15/13	4,860
	City of Cedar Park,
1,055	GO, FSA, 4.125%, 02/15/17	1,096
1,055	GO, FSA, 4.250%, 02/15/17	1,092
755	GO, FSA, 4.375%, 02/15/17	778
1,175	GO, FSA, 4.500%, 02/15/17	1,204
1,055	GO, FSA, 4.700%, 02/15/17	1,082
1,430	GO, FSA, 4.700%, 02/15/17	1,460
3,595	City of Dallas, Waterworks & Sewer System, Rev., FSA, 5.375%, 04/01/13 (p)	4,086
1,405	City of Dallas, Waterworks & Sewer System, Unrefunded Balance, Rev., FSA, 5.375%, 04/01/13	1,546
1,975	City of El Paso, GO, NATL-RE, 5.000%, 08/15/15	2,067
4,715	City of Garland, Series A, GO, 5.000%, 02/15/18	5,074
	City of Houston, Utilities Systems, First Lien,
1,000	Series A, Rev., FSA, 5.000%, 11/15/17	1,104
1,000	Series A, Rev., FSA, 5.000%, 11/15/17	1,096
3,000	Series A, Rev., NATL-RE, 5.250%, 05/15/14	3,366
6,140	Series A, Rev., NATL-RE, 5.250%, 05/15/14	6,349
	City of Southlake,
2,050	GO, AMBAC, 5.000%, 02/15/13	2,194
1,695	GO, AMBAC, 5.000%, 02/15/13	1,819
5,080	GO, AMBAC, 5.000%, 02/15/13	5,326
1,215	Clear Creek Independent School District, GO, 5.250%, 02/15/18	1,316
5,000	Coastal Bend Health Facilities Development Corp., Rev., VAR, AMBAC, 5.929%, 11/15/13 (p)	5,864
1,560	Coppell Independent School District, Capital Appreciation, Unrefunded Balance, GO, PSF-GTD, Zero Coupon, 09/08/09	1,049
	Dallas Area Rapid Transit, Senior Lien,
5,000	Rev., 5.000%, 12/01/18	5,544
10,000	Rev., AMBAC, 5.000%, 12/01/16	10,904
6,825	Series A, Rev., 5.000%, 12/01/17	7,785
5,000	Series A, Rev., 5.000%, 06/01/19	5,538
	Deer Park Independent School District, Limited Tax,
1,000	GO, FSA, 5.000%, 02/15/16	1,133
1,000	GO, FSA, 5.000%, 02/15/17	1,135
	El Paso County Community College District,
4,265	Rev., NATL-RE, 5.000%, 04/01/17	4,595
3,380	Rev., NATL-RE, 5.000%, 04/01/17	3,615
2,500	Fort Bend County, GO, 5.000%, 03/01/18	2,715
	Fort Bend Independent School District,
1,000	GO, 4.000%, 02/15/13	1,073
1,000	GO, 5.000%, 02/15/12	1,085
3,500	GO, 5.000%, 02/15/19	3,934
1,500	Granbury Independent School District, GO, PSF-GTD, 5.000%, 08/01/15	1,602
	Granbury Independent School District, Capital Appreciation,
2,610	GO, PSF-GTD, Zero Coupon, 08/01/11	2,541
2,625	GO, PSF-GTD, Zero Coupon, 08/01/12	2,486
10,000	Gulf Coast Waste Disposal Authority, Rev., VAR, 1.000%, 09/03/13	10,000
	Harris County Flood Control District,
10,000	GO, 5.250%, 10/01/13 (p)	11,306
7,545	Series A, GO, 5.250%, 10/01/14 (p)	8,638
	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System,
5,000	Series B, Rev., 7.200%, 12/01/14	5,354
7,345	Series B, Rev., 7.200%, 12/01/14	7,842
5,000	Harris County Hospital District, Rev., NATL-RE, 6.000%, 08/15/10 (p)	5,254
4,115	Harris County, Houston Sports Authority, Capital Appreciation, Junior Lien, Series B, Rev., NATL-RE, Zero Coupon, 10/05/09	3,483
1,250	Harris County, Toll Road, Sub Lien, Series A, GO, NATL-RE, 6.500%, 08/15/13	1,477

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
1,100	Hays Consolidated Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/11 (p)	1,018
3,885	Houston Independent School District, Public Financing Corp. Lease, Capital Appreciation, Cesar E. Chavez, Series A, Rev., AMBAC, Zero Coupon, 09/15/12	3,653
	Irving Independent School District,
2,000	GO, PSF-GTD, 5.250%, 02/15/13	2,251
2,000	GO, PSF-GTD, 5.250%, 02/15/14	2,285
1,180	Katy Independent School District, Series A, GO, PSF-GTD, 5.000%, 02/15/11	1,253
1,900	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/16	2,124
6,720	Leander Independent School District, GO, PSF-GTD, Zero Coupon, 10/05/09	5,358
	Lewisville Independent School District,
1,000	GO, 5.000%, 08/15/17	1,134
1,000	GO, 5.000%, 02/15/19	1,123
3,000	GO, 5.000%, 02/15/19	3,342
2,530	Longview Independent School District, School Building, GO, PSF-GTD, 5.000%, 08/15/18	2,870
3,870	Longview Independent School District, School Building, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 02/15/17	3,002
4,490	Lower Colorado River Authority, Transmission Services, Series A, Rev., NATL-RE, 5.000%, 05/15/16	4,611
4,000	Lubbock Health Facilities Development Corp., Methodist Hospital, Series B, Rev., AMBAC, 6.750%, 12/01/10 (p)	4,308
2,400	Midland College District, GO, NATL-RE, FGIC, 5.000%, 02/15/15	2,560
	North East Independent School District, Capital Appreciation, School Building,
7,500	Series A, GO, PSF-GTD, Zero Coupon, 08/01/12	7,104
5,000	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	4,597
7,850	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	6,653
2,290	North Texas Municipal Water District, Rev., 5.000%, 06/01/18	2,453
	Pasadena Independent School District, School Building,
1,000	GO, PSF-GTD, 4.750%, 02/15/17	1,070
3,080	GO, PSF-GTD, 4.750%, 02/15/17	3,270
1,105	GO, PSF-GTD, 5.000%, 02/15/17	1,273
	Pearland Independent School District,
7,500	Series 2001-B, Rev., 4.270%, 02/15/24 (i)	7,585
7,500	Series 2001-B, Rev., 4.270%, 02/15/25 (i)	7,584
2,505	Richardson Independent School District, GO, PSF-GTD, 5.000%, 02/15/14	2,692
7,500	State of Texas, Series A, GO, 6.000%, 10/01/09	7,536
1,000	State of Texas, College Student Loans, Series A, GO, 5.250%, 08/01/18	1,046
	State of Texas, Public Finance Authority,
3,900	GO, 5.000%, 10/01/12	4,240
8,925	Series A, GO, 5.000%, 10/01/15	10,264
4,000	Series A, GO, 5.000%, 10/01/17	4,615
4,000	Series A, GO, 5.000%, 10/01/18	4,618
2,000	Series A, GO, 5.000%, 10/01/19	2,282
1,000	Series A, GO, 5.500%, 10/01/11	1,088
	Tarrant County Cultural Education Facilities Finance Corp., Health Resources,
3,500	Series A, Rev., 5.000%, 02/15/17	3,735
2,690	Series A, Rev., 5.000%, 02/15/17	2,835
5,000	Tarrant Regional Water District, Rev., FSA, 5.375%, 03/01/13	5,527
5,200	Texas Municipal Power Agency, Rev., NATL-RE, 5.500%, 09/01/10	5,415
3,000	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., AMBAC, 5.000%, 08/01/14	3,304
3,640	Texas State Turnpike Authority, Rev., NATL-RE, FGIC, 5.500%, 09/28/09	3,690
3,750	Texas Water Development Board, State Revolving Fund, Senior Lien, Series A, Rev., 5.625%, 07/15/10	3,887
3,390	University of North Texas, Financing System, Series A, Rev., NATL-RE, FGIC, 5.000%, 04/15/12	3,405
	University of Texas,
12,000	Series A, Rev., 5.250%, 08/15/18	13,941
2,000	Series A, Rev., 5.250%, 08/15/18	2,302
5,000	Series B, Rev., 5.000%, 07/01/14 (p)	5,725
		345,726
	Utah — 0.3%
1,315	Davis County School District, School Building Guarantee Program, GO, 5.000%, 06/01/13	1,480
	Intermountain Power Agency, Utah Power Supply,
3,050	Series A, Rev., NATL-RE-IBC, 6.150%, 09/28/09 (p)	3,160
3,800	Series B, Rev., NATL-RE, 6.500%, 07/01/10	3,971
2,840	Salt Lake City, GO, 5.500%, 06/15/10 (p)	2,955
1,700	Salt Lake City Municipal Building Authority, Series B, Rev., AMBAC, 5.500%, 10/15/09 (p)	1,727

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   33

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utah — Continued
10	Salt Lake City, Unrefunded Balance, GO, 5.500%, 06/15/10	10
		13,303
	Virgin Islands — 0.0% (g)
925	Virgin Islands Public Finance Authority, Gross Receipts, Tax Lien Notes, Series A, Rev., 5.625%, 10/01/10	943
	Virginia — 1.0%
	Chesterfield County EDA, Public Improvement,
3,575	Series A, GO, 5.000%, 01/01/17	4,181
3,575	Series A, GO, 5.000%, 01/01/18	4,196
2,000	Chesterfield County EDA, Virginia Electric & Power, Series A, Rev., 5.000%, 05/01/19	2,059
3,080	Fairfax County, Rev., 5.000%, 07/15/19	3,490
	Loudoun County, Public Improvements,
4,300	Series A, GO, 5.000%, 11/01/12 (p)	4,806
2,425	Series B, GO, 5.000%, 12/01/15	2,837
	Virginia College Building Authority, Public Higher Education Financing Program,
1,555	Series A, Rev., 5.000%, 09/01/14	1,777
1,000	Series A, Rev., 5.000%, 09/01/15	1,150
500	Series A, Rev., 5.000%, 09/01/16	577
	Virginia Commonwealth Transportation Board, Oak Grove Connector,
1,465	Series A, Rev., 5.000%, 05/15/16	1,677
1,495	Series A, Rev., 5.000%, 05/15/16	1,692
1,835	Series A, Rev., 5.000%, 05/15/16	2,058
1,520	Series A, Rev., 5.000%, 05/15/16	1,689
2,015	Series A, Rev., 5.000%, 05/15/16	2,219
	Virginia Commonwealth Transportation Board, Transportation District Program,
1,305	Series B, Rev., 5.000%, 05/15/16	1,476
1,260	Series B, Rev., 5.000%, 05/15/16	1,411
5,265	Virginia Public School Authority, Series B, Rev., 5.000%, 08/01/13	5,957
7,390	Virginia Resources Authority, Clean Water, Rev., 5.500%, 10/01/22	8,943
		52,195
	Washington — 1.5%
21,835	Chelan County Public Utility District No 1, Capital Appreciation, Series A, Rev., NATL-RE, Zero Coupon, 06/01/22	11,796
1,315	City of Seattle, GO, 5.000%, 12/01/13	1,494
10,000	City of Seattle, Improvements, Rev., FSA, 5.500%, 03/01/11	10,577
4,590	City of Seattle, Power, Rev., 5.625%, 12/01/10	4,827
	Cowlitz County Public Utility District No. 1, Electric Distribution System,
1,105	Rev., AMBAC, 5.000%, 09/01/10 (p)	1,156
490	Rev., AMBAC, 5.000%, 09/01/11 (p)	530
	Cowlitz County Public Utility District No. 1, Electric Distribution System, Unrefunded Balance,
1,240	Rev., AMBAC, 5.000%, 09/01/10	1,283
765	Rev., AMBAC, 5.000%, 09/01/11	813
3,000	Energy Northwest Electric, Project No. 1, Series A, Rev., FSA, 5.500%, 07/01/11	3,245
	Grant County Public Utility District No. 2-Priest Rapids,
1,230	Series G, Rev., NATL-RE, 5.250%, 10/05/09 (p)	1,303
13,995	Series H, Rev., FSA, 5.375%, 01/01/12	15,073
1,300	King County, Sewer, Rev., FSA, 5.000%, 07/01/17	1,397
3,000	Kitsap County School District No. 400-North Kitsap, GO, School Board Guaranty, 5.000%, 06/01/11 (p)	3,219
1,300	Port Grays Harbor, Rev., 6.375%, 12/01/09	1,306
5,140	Snohomish County School District No. 6-Mukilteo, GO, NATL-RE, FGIC, 5.700%, 12/01/12	5,739
3,525	Spokane & Whitman Counties School District No. 360-316 Cheney, GO, School Board Guaranty, 5.600%, 12/01/10 (p)	3,738
4,500	State of Washington, Series B & AT-7, GO, 6.400%, 06/01/17	5,443
3,450	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., FSA, 5.250%, 08/15/18	3,616
		76,555
	West Virginia — 1.5%
525	Brooke Pleasants, Tyler & Wetzel Counties, Single Family Mortgage, Rev., 7.400%, 08/15/10 (p)	558
300	City of Charleston, Building Commission, Center for Arts & Science Project, Rev., 5.300%, 10/05/09 (i)	298
1,120	City of Charleston, Urban Renewal Authority, Diamond Project, Series A, Rev., FSA, 5.750%, 12/15/09	1,155
1,000	City of Clarksburg, Capital Appreciation, Water Improvement, Rev., FSA-CR, RADIAN-IBCC, Zero Coupon, 09/01/11	969
925	City of Fairmont, Waterworks, Rev., NATL-RE, 5.500%, 10/05/09	928
1,430	City of Parkersburg, WaterWorks & Sewer System, Series A, Rev., NATL-RE, FGIC, 5.000%, 08/01/15 (i)	1,415

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	West Virginia — Continued
1,000	City of Wheeling, Waterworks & Sewer System, Rev., NATL-RE, FGIC, 5.400%, 10/05/09 (i)	1,002
2,210	Harrison County, County Commission, Single Family Housing, Series A, SO, 6.250%, 05/15/10 (p)	2,287
735	Jackson County, Residential Mortgage, Rev., FGIC, 7.375%, 06/01/10 (p)	773
3,260	Kanawha, Mercer & Nicholas Counties, Single Family Mortgage, Rev., Zero Coupon, 02/01/14 (p)	2,611
12,400	Kanawha-Putnam County, City of Huntington-Charleston, Single Family Housing, Compound Interest-1984, Series A, Rev., Zero Coupon, 12/01/16 (p)	9,816
1,065	Marion County, Single Family Mortgage, Rev., FGIC, PRIV MTGS, 7.375%, 08/01/11 (p)	1,184
205	Marshall County, SO, 6.500%, 05/15/10 (p)	213
1,915	Marshall County Board of Education, Public School, GO, NATL-RE, 5.000%, 05/01/17	2,148
50	Monongalia County, Single Family Housing, Rev., 7.200%, 03/01/10 (p)	53
1,510	Raleigh, Fayette & Nicholas Counties, SO, 6.250%, 08/01/11 (p)	1,625
	State of West Virginia,
1,000	Series B, GO, AMT, NATL-RE, FGIC, 5.800%, 10/05/09	1,003
1,000	Series B, GO, AMT, NATL-RE, FGIC, 5.850%, 10/05/09	1,002
	State of West Virginia, Capital Appreciation, Infrastructure,
1,000	Series A, GO, NATL-RE, FGIC, Zero Coupon, 11/01/13	913
1,000	Series A, GO, NATL-RE, FGIC, Zero Coupon, 11/01/14	877
	State of West Virginia, Infrastructure,
2,000	GO, NATL-RE, FGIC, 5.000%, 11/01/14	2,289
1,075	Series B, GO, AMT, NATL-RE, FGIC, 5.750%, 11/01/12	1,151
1,000	State of West Virginia, State Roads, GO, NATL-RE, FGIC, 5.000%, 06/01/15	1,057
	West Virginia Commissioner of Highways, Surface Transportation Improvements,
500	Series A, Rev., FSA, 5.000%, 09/01/14	564
1,000	Series A, Rev., FSA, 5.000%, 09/01/15	1,135
1,000	West Virginia EDA, Capitol Parking Garage Project, Rev., AMBAC, 5.625%, 10/05/09	1,023
1,000	West Virginia EDA, Correctional Juvenile, Series A, Rev., NATL-RE, 5.500%, 06/01/12	1,078
700	West Virginia EDA, Pollution Control, Appalachian Power Co., Amos, Series C, Rev., 4.850%, 05/01/19	722
	West Virginia Higher Education Policy Commission, University Facilities,
1,500	Series A, Rev., NATL-RE, 5.000%, 04/01/12	1,620
1,050	Series B, Rev., NATL-RE, FGIC, 5.000%, 04/01/14	1,109
1,000	West Virginia School Building Authority, Rev., 5.000%, 07/01/16	1,121
	West Virginia School Building Authority, Capital Improvement,
1,000	Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/16	1,113
2,000	Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/17	2,196
2,000	Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/17	2,147
1,990	West Virginia State Building Commission, Regional Jail, Series A, Rev., AMBAC, 5.250%, 07/01/12	2,143
	West Virginia State Higher Education Interim Governing Board University, Marshall University,
1,235	Series A, Rev., NATL-RE, FGIC, 5.250%, 05/01/11	1,295
1,000	Series A, Rev., NATL-RE, FGIC, 5.250%, 05/01/11	1,043
1,020	Series A, Rev., NATL-RE, FGIC, 5.250%, 05/01/11	1,059
1,440	Series A, Rev., NATL-RE, FGIC, 5.250%, 05/01/11	1,489
1,600	Series A, Rev., NATL-RE, FGIC, 5.250%, 05/01/11	1,644
1,000	West Virginia State Hospital Finance Authority, Camden Clark Memorial Hospital, Series A, Rev., FSA, 5.250%, 02/15/14	1,038
895	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Series A, Rev., 6.500%, 09/01/16 (p)	1,097
1,480	West Virginia State Hospital Finance Authority, United Hospital Center, Inc. Project, Series A, Rev., AMBAC, 5.000%, 06/01/15	1,602
	West Virginia State Parkways Economic Development & Tourism Authority,
1,000	Rev., NATL-RE, FGIC, 5.250%, 05/15/16	1,133
2,000	Rev., NATL-RE, FGIC, 5.250%, 05/15/19	2,263
	West Virginia University, University Projects,
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/16	796
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/17	753
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/18	711
1,000	Series B, Rev., NATL-RE, FGIC, 5.000%, 10/01/14	1,049
1,200	West Virginia Water Development Authority, Series A, Rev., AMBAC, 5.500%, 10/01/13 (p)	1,401
	West Virginia Water Development Authority, Loan Program II,
1,125	Series A-II, Rev., NATL-RE, FGIC, 5.000%, 11/01/15	1,201

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   35

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	West Virginia — Continued
2,275	Series B, Rev., AMBAC, 5.000%, 11/01/12	2,482
1,000	Series B, Rev., AMBAC, 5.000%, 11/01/13	1,105
1,420	West Virginia Water Development Authority, Loan Program IV, Series A, Rev., FSA, 5.000%, 11/01/15	1,529
		75,988
	Wisconsin — 1.6%
3,000	Fond Du Lac School District, GO, FGIC, 5.750%, 04/01/10 (p)	3,092
	Milwaukee County, Corporate Purpose,
5,150	Series A, GO, 5.625%, 09/01/09 (p)	5,150
	State of Wisconsin,
1,000	GO, 6.250%, 05/01/11	1,085
1,000	GO, 6.250%, 05/01/12	1,126
6,275	Series 1, GO, 5.500%, 11/01/11	6,873
24,500	Series 1, GO, NATL-RE, 5.000%, 05/01/15	27,129
7,905	Series 1, GO, NATL-RE, 5.250%, 05/01/14	9,006
5,000	Series 1, GO, NATL-RE, 5.250%, 05/01/15	5,747
4,450	Series 3, GO, 5.200%, 11/01/09	4,486
3,200	State of Wisconsin, Clean Water, Series 1, Rev., 5.100%, 06/01/12	3,329
	Wisconsin Health & Educational Facilities Authority, Carthage College Project,
6,250	Rev., 5.700%, 05/01/14 (i)	6,626
6,250	Rev., 5.950%, 05/01/19 (i)	6,851
		80,500
	Total Municipal Bonds (Cost $4,485,818)	4,675,672

SHARES
Short-Term Investment — 8.1%
	Investment Company — 8.1%
408,247	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $408,247)	408,247
	Total Investments — 100.8% (Cost $4,894,065)	5,083,919
	Liabilities in Excess of Other Assets — (0.8)%	(38,720)
	NET ASSETS — 100.0%	$5,045,199

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 88.9%
	California — 0.7%
1,500	Metropolitan Water District of Southern California, Series B, Rev., 5.000%, 07/01/18	1,671
2,000	Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/11	1,950
2,500	Santa Monica Community College District, Election of 2007, Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/13	2,233
		5,854
	Colorado — 0.3%
3,000	Denver City & County Apartments, Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/11	3,123
	District of Columbia — 0.2%
1,500	District of Columbia, COP, NATL-RE, FGIC, 5.000%, 01/01/16	1,573
	Florida — 0.1%
980	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.500%, 10/01/15 (i)	1,095
	Hawaii — 0.1%
800	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, NATL-RE, 5.250%, 07/01/16	805
	Louisiana — 0.2%
1,500	City of Shreveport, Series B, GO, NATL-RE, 5.250%, 03/01/17	1,670
	Massachusetts — 0.8%
5,000	Massachusetts Bay Transportation Authority, Assessment, Series A, Rev., 5.000%, 07/01/14 (p)	5,735
2,000	Massachusetts Bay Transportation Authority, Capital Appreciation, Series A-2, Rev., Zero Coupon, 07/01/17	1,184
		6,919
	Michigan — 0.2%
2,115	Michigan State Housing Development Authority, Series A, Rev., AMT, 4.250%, 12/01/11	2,150
	New Jersey — 0.6%
	Hudson County Improvement Authority, Capital Appreciation,
1,105	Series A-1, Rev., NATL-RE, Zero Coupon, 12/15/17	773
1,435	Series A-1, Rev., NATL-RE, Zero Coupon, 12/15/18	944
3,500	New Jersey EDA, Motor Vehicle, Series A, Rev., NATL-RE, 5.250%, 07/01/14	3,842
		5,559
	New York — 82.7%
1,020	Allegany County Industrial Development Agency, Alfred University, Civic Facilities, Rev., NATL-RE, 5.250%, 10/05/09	1,033
	Amherst Industrial Development Agency, Faculty-Student Housing Corp.,
1,175	Series A, Rev., AMBAC, 5.500%, 08/01/11	1,237
1,000	Series B, Rev., AMBAC, 5.500%, 11/01/11	1,052
1,290	Series B, Rev., AMBAC, 5.750%, 08/01/10	1,345
2,380	Arlington Central School District, Series A, GO, 5.000%, 05/15/19	2,681
500	Attica Central School District, GO, FSA, 5.000%, 06/15/10 (p)	518
	Brockport Central School District,
1,660	GO, NATL-RE, FGIC, 5.500%, 06/15/13	1,895
1,100	GO, NATL-RE, FGIC, 5.500%, 06/15/14	1,272
1,660	GO, NATL-RE, FGIC, 5.500%, 06/15/15	1,939
685	GO, NATL-RE, FGIC, 5.750%, 06/15/17	811
450	Bronxville Union Free School District, GO, 5.250%, 10/15/10	474
	Burnt Hills-Ballston Lake Central School District,
95	GO, NATL-RE, FGIC, 5.400%, 10/05/09	96
50	GO, NATL-RE, FGIC, 5.500%, 10/05/09	51
60	GO, NATL-RE, FGIC, 5.500%, 10/05/09	61
1,450	Byram Hills Central School District, GO, 5.000%, 11/15/10 (p)	1,543
1,000	Canandaigua City School District, Series A, GO, FSA, 5.375%, 04/01/12	1,099
	Clarkstown Central School District,
605	GO, FSA, 5.000%, 04/15/13	681
255	GO, FSA, 5.250%, 04/15/14	289
	Cleveland Hill Union Free School District,
3,155	GO, NATL-RE, FGIC, 5.500%, 10/15/09	3,203
2,490	Erie County Industrial Development Agency, City of Buffalo Project, Rev., FSA, 5.000%, 05/01/13	2,720
2,500	Erie County Industrial Development Agency, City School District, Buffalo Project, Series A, Rev., FSA, 5.750%, 05/01/18	2,812
1,650	Erie County, Public Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 09/01/12 (i)	1,690
285	Fayetteville-Manlius Central School District, GO, NATL-RE, FGIC, 5.000%, 06/15/12	313
	Goshen Central School District,
1,050	GO, NATL-RE, FGIC, 5.000%, 06/15/16	1,197
1,050	GO, NATL-RE, FGIC, 5.000%, 06/15/17	1,196
1,000	GO, NATL-RE, FGIC, 5.000%, 06/15/19	1,135
1,240	Half Hollow Hills Central School District, GO, XLCA, 5.000%, 06/15/18	1,431

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   37

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
1,665	Hewlett-Woodmere Union Free School District, GO, 4.000%, 11/01/18	1,694
1,000	Ilion Central School District, Series B, GO, NATL-RE, FGIC, 5.000%, 06/15/12	1,090
70	Irvington Union Free School District, GO, FSA, 5.000%, 04/01/11 (p)	75
	Long Island Power Authority, Electric Systems,
5,250	Series A, Rev., FSA, 5.500%, 12/01/12 (p)	5,974
1,875	Series A, Rev., FSA, 5.500%, 12/01/13 (p)	2,185
2,500	Series A, Rev., NATL-RE, FGIC, 5.000%, 06/01/16	2,662
2,000	Series B, Rev., 5.625%, 04/01/19	2,163
1,000	Series D, Rev., NATL-RE, 5.000%, 09/01/16	1,091
3,000	Series E, Rev., BHAC-CR, FGIC, 5.000%, 12/01/16	3,307
1,000	Series E, Rev., NATL-RE, FGIC, 5.000%, 12/01/16	1,080
5,000	Long Island Power Authority, Electric Systems, Capital Appreciation, Series A, Rev., FSA, Zero Coupon, 06/01/21	3,095
805	Mahopac Central School District,
	Series B, GO, NATL-RE, 5.600%, 06/15/10	839
	Massapequa Union Free School District,
2,180	Series A, GO, FSA, 5.375%, 06/15/10 (p)	2,288
2,485	Series A, GO, FSA, 5.400%, 06/15/10 (p)	2,609
3,135	Series A, GO, FSA, 5.700%, 06/15/10 (p)	3,298
2,000	Metropolitan Transportation Authority, Series 2008C, Rev., 6.250%, 11/15/18	2,253
	Metropolitan Transportation Authority, Dedicated Tax Fund,
1,000	Series A, Rev., 5.100%, 11/15/18	1,070
1,000	Series A, Rev., 5.125%, 11/15/18	1,065
10,860	Series A, Rev., FGIC, 4.750%, 10/01/15 (p)	12,552
5,400	Series A, Rev., NATL-RE, 6.250%, 04/01/11 (p)	5,870
1,000	Series A, Rev., NATL-RE, FGIC, 5.250%, 11/15/17	1,139
1,000	Series B, Rev., 5.250%, 11/15/19	1,097
2,000	Series B, Rev., 5.250%, 11/15/19	2,161
	Metropolitan Transportation Authority, Service Contract,
16,920	Series A, Rev., 5.750%, 07/01/16	19,381
4,750	Series A, Rev., FSA-CR, 5.750%, 01/01/18	5,528
1,000	Metropolitan Transportation Authority, Transportation Facilities, Series F, Rev., 5.000%, 11/15/15	1,100
	Monroe County, Public Improvement,
1,050	GO, 6.000%, 03/01/13	1,165
1,030	GO, NATL-RE, FGIC, 5.000%, 03/01/12	1,072
100	GO, NATL-RE, FGIC, 5.000%, 03/01/12	104
335	GO, NATL-RE-IBC, 6.000%, 03/01/15	380
1,000	GO, NATL-RE-IBC, 6.000%, 03/01/18	1,139
280	Monroe Woodbury Central School District, GO, FSA, 5.000%, 04/15/14	318
	Nassau County,
2,160	Series A, GO, AGC, 5.000%, 05/01/17	2,448
4,920	Series A, GO, AGC, 5.000%, 05/01/19	5,391
4,280	Series C, GO, AGC, 5.000%, 10/01/19	4,623
1,000	Series C, GO, FSA, 5.000%, 07/01/18	1,088
2,000	Series E, GO, AGC, 4.000%, 06/01/15	2,159
	Nassau County Interim Finance Authority,
1,000	Series A, Rev., 5.000%, 05/15/19	1,145
1,000	Series A, Rev., 5.000%, 05/15/19	1,133
	Nassau County Sewer & Storm Water Finance Authority,
870	Series B, Rev., NATL-RE, 5.000%, 10/01/14	920
700	Series B, Rev., NATL-RE, 5.000%, 10/01/14	734
450	New Rochelle City School District, Series A, GO, FSA, 5.000%, 12/15/10	475
	New York City,
3,000	Series A-1, GO, 5.250%, 08/15/18	3,247
4,000	Series B, GO, FGIC-TCRS, 5.750%, 08/01/12	4,395
3,000	Series C, GO, 5.000%, 01/01/17	3,236
5,000	Series D, GO, 5.000%, 02/01/17	5,562
5,000	Series E, GO, FSA, 5.000%, 11/01/14	5,439
2,640	Series E, GO, NATL-RE-IBC, 5.750%, 08/01/12	2,932
2,500	Series G, GO, 5.000%, 12/01/14	2,658
3,000	Series G, GO, 5.000%, 02/01/16	3,206
3,000	Series H, GO, 5.000%, 08/01/14	3,244
2,000	Series H-1, GO, 5.125%, 03/01/19	2,142
5,000	Series J, GO, NATL-RE, 5.250%, 05/15/14	5,426
1,000	Series J, Sub Series J-1, GO, FSA, 5.000%, 06/01/16	1,085
2,500	Series P, GO, NATL-RE, 5.000%, 08/01/15	2,762
2,000	Sub Series B-1, GO, 5.250%, 09/01/18	2,145
3,000	Sub Series B-1, GO, 5.250%, 09/01/18	3,232
3,535	Sub Series F-1, GO, XLCA, 5.000%, 09/01/15	3,780
1,000	Sub Series J-1, GO, 5.000%, 05/15/19	1,063
3,000	Sub Series L-1, GO, 5.000%, 04/01/18	3,209
4,330	Sub Series L-1, GO, 5.000%, 04/01/18	4,555
2,000	New York City Housing Development Corp., Capital Funding Program, Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/15	2,127

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York City Industrial Development Agency, Civic Facility Revenue, USTA National Tennis Center, Inc. Project,
1,640	Series A, Rev., FSA, 5.000%, 05/15/13	1,777
750	Series A, Rev., FSA, 5.000%, 05/15/13	809
4,290	New York City Industrial Development Agency, Stock Exchange Project, Series A, Rev., 5.000%, 05/01/19	4,467
	New York City Municipal Water Finance Authority, Water & Sewer System,
3,000	Series AA, Rev., 5.000%, 06/15/18	3,275
7,355	Series B, Rev., 5.000%, 06/15/14	7,883
1,500	Series B, Rev., 5.000%, 06/15/14	1,619
5,330	New York City Municipal Water Finance Authority, Water & Sewer System, 2nd Generation Resolution, Series BB, Rev., 5.000%, 06/15/16	5,855
1,000	New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge & Tunnel, Series A, COP, AMBAC, 5.625%, 01/01/10	1,022
3,000	New York City Transitional Finance Authority, Fiscal Year 2007, Series S-1, Rev., FGIC, FSA-CR, 5.000%, 01/15/17	3,138
	New York City Transitional Finance Authority, Fiscal Year 2009,
1,500	Series S-3, Rev., 5.000%, 01/15/19	1,568
1,500	Series S-4, Rev., 5.125%, 01/15/19	1,583
2,000	Series S-5, Rev., 5.000%, 01/15/19	2,192
4,875	Series S-5, Rev., 5.000%, 01/15/19	5,224
	New York City Transitional Finance Authority, Future Tax Secured,
1,545	Series A, Rev., 5.000%, 05/01/19	1,664
3,000	Series A, Rev., 5.000%, 05/01/19	3,296
4,700	Series A, Rev., VAR, 5.500%, 11/01/11	5,096
1,000	Series B, Rev., 5.000%, 05/01/17	1,128
3,000	Series B, Rev., 5.000%, 05/01/17	3,318
2,845	Series B, Rev., 5.000%, 11/01/19	3,160
7,305	Series B, Rev., 6.125%, 05/15/10 (p)	7,676
5,000	Sub Series C-1, Rev., 5.000%, 11/01/17	5,608
	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance,
475	Series B, Rev., 5.500%, 02/01/11	507
695	Series B, Rev., 6.125%, 05/15/10 (p)	730
1,695	New York City, Armenian Museum of Natural History, Series A, Rev., 5.000%, 04/01/18	1,940
4,000	New York City, Fiscal Year 2008, Series A-1, GO, 5.000%, 08/01/17	4,414
	New York Local Government Assistance Corp.,
6,000	Series A-5/6, Rev., 5.500%, 04/01/19	7,077
5,000	Series C, Rev., 5.000%, 04/01/14	5,654
2,000	Series E, Rev., FSA-CR, 6.000%, 04/01/14	2,261
	New York Local Government Assistance Corp., Senior Lien,
3,000	Series A, Rev., 5.000%, 04/01/17	3,387
2,500	Series A, Rev., 5.000%, 04/01/18	2,797
	New York Mortgage Agency, Homeowner Mortgage,
1,000	Series 143, Rev., AMT, 4.750%, 04/01/17	997
2,485	Series 156, Rev., 5.000%, 10/01/18	2,543
2,500	New York Power Authority (The), Series C, Rev., NATL-RE, 5.000%, 11/15/17	2,771
	New York State Dormitory Authority,
4,000	Series A, Rev., 5.250%, 02/15/19	4,459
3,000	Series A, Rev., 5.250%, 02/15/19	3,319
1,230	Series A, Rev., NATL-RE, FGIC, 5.000%, 07/01/13	1,299
3,455	Series B, Rev., 5.250%, 02/15/19	3,930
115	New York State Dormitory Authority, Canisius College, Rev., NATL-RE, 4.950%, 07/01/11	117
	New York State Dormitory Authority, City University System, 5th Generation,
2,500	Rev., NATL-RE-IBC, 5.000%, 07/01/16	2,653
2,900	Series B, Rev., 6.000%, 07/01/14	3,157
	New York State Dormitory Authority, City University System, CONS,
13,000	Series A, Rev., AMBAC-TCRS, 5.750%, 07/01/13	13,847
3,565	Series A, Rev., FSA-CR, 5.750%, 07/01/13	3,797
2,160	Series A, Rev., NATL-RE-IBC, Bank of New York, 6.000%, 07/01/20	2,487
	New York State Dormitory Authority, Columbia University,
4,770	Series A, Rev., 5.250%, 07/01/11 (p)	5,207
	New York State Dormitory Authority, Education,
5,000	Series A, Rev., 5.000%, 03/15/19	5,478
2,000	Series B, Rev., 5.000%, 03/15/19	2,261
5,270	Series B, Rev., 5.000%, 03/15/19	5,825
3,100	Series C, Rev., 5.000%, 03/15/18	3,347
3,000	Series C, Rev., 5.000%, 03/15/18	3,224
3,000	New York State Dormitory Authority, FHA Insured Mortgage Montefiore Hospital, Rev., 5.000%, 02/01/18	3,144
415	New York State Dormitory Authority, FHA Insured Mortgage Nursing Home, Series A, Rev., NATL-RE, 5.500%, 08/01/10	424
1,000	New York State Dormitory Authority, Fordham University, Rev., AMBAC, 5.000%, 07/01/14	1,095

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   39

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
2,305	New York State Dormitory Authority, Long Island Jewish Medical Center, Series A, Rev., 5.000%, 11/01/16	2,392
5	New York State Dormitory Authority, Long Island University, Rev., RADIAN, 5.000%, 09/01/09 (p)	5
95	New York State Dormitory Authority, Long Island University, Unrefunded Balance, Rev., RADIAN, 5.000%, 10/05/09	97
1,770	New York State Dormitory Authority, Manhattan College, Rev., RADIAN, 5.500%, 07/01/10	1,804
1,295	New York State Dormitory Authority, Master Boces Program, Series A, Rev., FSA, 5.000%, 08/15/11	1,392
	New York State Dormitory Authority, Memorial Sloan Kettering Cancer Center,
1,000	Series C, Rev., NATL-RE, 5.500%, 07/01/23	1,139
370	Series C, Rev., NATL-RE, 5.750%, 07/01/19	430
4,875	Sub Series A2, Rev., 5.000%, 07/01/18	5,040
5	New York State Dormitory Authority, Mental Health Services, Series B, Rev., 6.000%, 08/15/16 (p)	6
1,000	New York State Dormitory Authority, Mental Health Services, Facilities Improvement, Rev., 5.375%, 02/15/19	1,077
2,335	New York State Dormitory Authority, Mental Health Services, Unrefunded Balance, Series B, Rev., 6.000%, 08/15/16	2,586
3,000	New York State Dormitory Authority, Municipal Health Facility, Series 2, Sub Series 2, Rev., 5.000%, 01/15/18	3,209
	New York State Dormitory Authority, New York University,
500	Series 1, Rev., AMBAC, 5.500%, 07/01/14	573
1,455	Series 1, Rev., AMBAC, 5.500%, 07/01/18	1,688
1,730	Series 1, Rev., AMBAC, 5.500%, 07/01/21	2,013
1,000	Series 1, Rev., AMBAC, 5.500%, 07/01/22	1,148
2,900	Series 1, Rev., AMBAC, 5.500%, 07/01/23	3,343
1,570	Series 1, Rev., AMBAC, 5.500%, 07/01/24	1,818
2,280	Series 1, Rev., AMBAC, 5.500%, 07/01/25	2,649
8,360	Series A, Rev., AMBAC, 5.750%, 07/01/13	9,548
1,200	Series A, Rev., NATL-RE, 5.750%, 07/01/11	1,300
1,000	Series A, Rev., NATL-RE, 5.750%, 07/01/15	1,166
3,500	Series A, Rev., NATL-RE, 5.750%, 07/01/16	4,103
5,000	New York State Dormitory Authority, Personal Income Tax, Series A, Rev., 5.000%, 03/15/19	5,527
	New York State Dormitory Authority, School Districts Financing Program,
1,000	Series A, Rev., AGC, 5.000%, 10/01/19	1,059
950	Series F, Rev., NATL-RE, 6.500%, 10/01/20	1,109
1,520	New York State Dormitory Authority, Service Contract, Child Care Facilities, Series A, Rev., 5.375%, 04/01/12	1,657
1,235	New York State Dormitory Authority, Siena College, Rev., NATL-RE, 5.000%, 07/01/11	1,316
605	New York State Dormitory Authority, Special Act School Districts Program, Rev., NATL-RE, 5.300%, 10/05/09	613
1,825	New York State Dormitory Authority, State University Additional Facilities, Series C, Rev., FSA, 5.750%, 05/15/17	2,149
1,830	New York State Dormitory Authority, State University Dormitory Facilities, Rev., 5.000%, 07/01/17	2,009
	New York State Dormitory Authority, State University Educational Facilities,
2,250	Rev., NATL-RE, 6.000%, 05/15/10	2,344
3,725	Series A, Rev., NATL-RE, FGIC-TCRS, 5.500%, 05/15/13	3,980
5,000	Series A, Rev., NATL-RE-IBC, 5.250%, 05/15/15	5,512
4,800	Series A, Rev., NATL-RE-IBC, 5.500%, 05/15/10	4,957
1,050	Series A, Rev., NATL-RE-IBC, Bank of New York, 5.250%, 05/15/21	1,148
450	New York State Dormitory Authority, Unrefunded Balance, Series C, Rev., 7.375%, 05/15/10	470
	New York State Environmental Facilities Corp.,
1,725	Series A, Rev., 5.000%, 12/15/16	1,947
1,000	Series A, Rev., 5.000%, 12/15/18	1,096
1,000	Series A, Rev., 5.250%, 12/15/17	1,163
2,000	Series A, Rev., 5.250%, 12/15/18	2,323
1,015	New York State Environmental Facilities Corp., Municipal Water Revolving Fund, Series E, Rev., 5.000%, 06/15/14	1,160
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund,
1,590	Series A, Rev., 5.750%, 06/15/11 (p)	1,731
1,000	Series A, Rev., 5.750%, 06/15/12 (p)	1,131
2,950	Series NYC-02, Rev., 5.750%, 06/15/11 (p)	3,211

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund, Unrefunded Balance,
425	Series B, Rev., 5.200%, 05/15/14	460
460	Series NYC-02, Rev., 5.750%, 06/15/11	499
700	Series NYC-02, Rev., 5.750%, 06/15/12	785
2,000	New York State Environmental Facilities Corp., State Clean Water & Drinking, New York City Municipal Project, Revolving Funds, Series E, Rev., 5.375%, 06/15/12	2,200
4,175	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, Pooled Financing, Series B, Rev., 5.500%, 10/15/25	5,076
3,125	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, Second Resolution, Series I, Rev., 5.000%, 06/15/13	3,479
5,315	New York State Environmental Facilities Corp., State Water Revolving Fund, Series E, Rev., NATL-RE, 6.000%, 06/15/12	5,933
	New York State Environmental Facilities Corp., State Water Revolving Fund, Unrefunded Balance,
4,425	Series B, Rev., 5.625%, 10/05/09	4,485
9,140	Series B, Rev., 5.700%, 10/05/09	9,265
	New York State Housing Finance Agency, Economic Development & Housing,
560	Series A, Rev., 3.000%, 03/15/14	583
2,890	Series A, Rev., 5.000%, 03/15/19	3,091
2,705	Series A, Rev., 5.000%, 03/15/19	2,874
1,295	Series A, Rev., 5.000%, 03/15/19	1,395
4,500	New York State Local Government Assistance Corp., Series A-5/6, Rev., 5.000%, 04/01/18	5,147
	New York State Thruway Authority,
5,000	Series A, Rev., 5.000%, 03/15/17	5,698
1,325	Series A, Rev., 5.000%, 03/15/17	1,482
2,455	Series A, Rev., 5.000%, 09/15/17	2,670
1,550	Series A, Rev., 5.000%, 03/15/19	1,744
3,700	Series A, Rev., 5.250%, 03/15/19	4,285
3,000	Series A-1, Rev., 5.000%, 04/01/19	3,180
8,695	Series B, Rev., 5.000%, 10/01/18	9,454
	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund,
2,500	Series A, Rev., 5.000%, 04/01/17	2,732
1,500	Series A, Rev., 5.000%, 04/01/18	1,625
2,500	Series A, Rev., AMBAC, 5.000%, 04/01/16	2,684
1,000	Series A, Rev., NATL-RE, 5.000%, 04/01/15	1,066
2,500	Series B, Rev., 5.000%, 10/01/17	2,698
5,000	Series B, Rev., 5.000%, 10/01/17	5,319
2,875	Series B, Rev., NATL-RE, FGIC, 5.000%, 10/01/15	3,238
5,000	Series B, Rev., NATL-RE, FGIC, 5.000%, 10/01/15	5,555
2,000	Series H, Rev., NATL-RE, 5.000%, 01/01/18	2,189
3,000	Series H, Rev., NATL-RE, 5.000%, 01/01/18	3,253
585	New York State Thruway Authority, Service Contract, Local Highway & Bridge, Series A, Rev., NATL-RE, 5.500%, 04/01/10	601
1,500	New York State Urban Development Corp., Series D, Rev., 5.375%, 01/01/19	1,628
3,045	New York State Urban Development Corp., Correctional Capital Facilities, Series A, Rev., FSA, 5.250%, 01/01/14	3,275
2,000	New York State Urban Development Corp., Correctional Facilities, Series A, Rev., AMBAC-TCRS, 5.500%, 01/01/14	2,144
	New York State Urban Development Corp., Personal Income Tax, State Facilities,
5,500	Series A, Rev., 5.375%, 03/15/12 (p)	6,112
5,045	Series A-1, Rev., 5.000%, 12/15/17	5,529
5,000	Series A-1, Rev., 5.000%, 12/15/17	5,365
1,500	Series A-2, Rev., NATL-RE, 5.500%, 03/15/19	1,761
	New York State Urban Development Corp., Service Contract,
3,500	Series A, Rev., FSA, 5.000%, 01/01/18	3,914
2,000	Series B, Rev., 5.250%, 07/01/18	2,128
3,000	Series B, Rev., 5.250%, 07/01/18	3,160
7,000	Series C, Rev., 5.000%, 07/01/18	7,247
	New York State Urban Development Corp., State Facilities,
1,000	Rev., 5.600%, 04/01/15	1,105
5,450	Rev., NATL-RE-IBC, 5.750%, 04/01/11	5,854
1,345	New York State Urban Development Corp., Unrefunded Balance, Series A, Rev., VAR, 5.500%, 01/01/11	1,403
45	New York State Urban Development Corp., Youth Facilities Services Contract, Series B, Rev., 5.875%, 04/01/10 (p)	47
440	Niagara County, Public Improvement, GO, NATL-RE, 5.750%, 07/15/14	514
1,940	Niagara Falls Bridge Commission, Tolls, Series B, Rev., NATL-RE, FGIC, 5.250%, 10/01/15	2,041
545	Ogdensburg Enlarged City School District, GO, NATL-RE, 4.500%, 06/15/11	575
1,010	Oneida County, GO, NATL-RE, FGIC, 5.500%, 03/15/11	1,080

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   41

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
1,000	Oneida-Herkimer Solid Waste Management Authority, Solid Waste Systems, Rev., FSA, 5.500%, 04/01/11	1,067
	Onondaga County,
200	Series A, GO, 5.000%, 05/01/11 (p)	214
510	Series A, GO, 5.000%, 05/01/12 (p)	564
3,050	Series A, GO, 5.000%, 03/01/19	3,362
4,630	Series A, GO, 5.250%, 05/15/11	4,978
	Onondaga County, Unrefunded Balance,
975	Series A, GO, 5.000%, 05/01/11	1,044
580	Series A, GO, 5.000%, 05/01/12	639
1,960	Series A, GO, 5.000%, 05/01/12	2,142
890	Series A, GO, 5.250%, 05/15/11	957
515	Series A, GO, 5.250%, 05/15/11	546
160	Series A, GO, 5.250%, 05/15/11	172
870	Orange County, GO, 3.000%, 07/01/14	913
1,500	Oyster Bay, Public Improvement, Series A, GO, 5.000%, 02/15/16	1,739
	Port Authority of New York & New Jersey, CONS,
3,000	147th Series, Rev., NATL-RE, FGIC, 5.000%, 04/15/17	3,066
1,500	149th Series, Rev., 5.000%, 11/15/17	1,712
4,000	151st Series, Rev., 5.250%, 03/15/18	4,140
5,000	152nd Series, Rev., 5.000%, 05/01/18	5,115
775	Red Creek Central School District, GO, FSA, 5.500%, 06/15/12	843
	Rondout Valley Central School District,
195	GO, FSA, 5.125%, 03/01/10 (p)	201
1,795	GO, FSA, 5.250%, 03/01/10 (p)	1,857
275	Shenendehowa Central School District, Clifton Park, GO, FSA, 5.500%, 07/15/11	299
	State of New York,
5,000	Series A, GO, 5.000%, 02/15/19	5,378
4,000	Series C, GO, 5.000%, 04/15/15	4,469
	Suffolk County, Public Improvement,
1,150	Series B, GO, 4.500%, 11/01/14	1,291
1,550	Series C, GO, NATL-RE, 5.250%, 07/15/12	1,704
1,215	Series C, GO, NATL-RE, 5.250%, 07/15/12	1,332
1,155	Syracuse Industrial Development Agency, Syracuse City School District, Series A, Rev., FSA, 5.000%, 05/01/18	1,262
5,000	Tobacco Settlement Financing Authority, Asset Backed, Series A-1, Rev., AMBAC, 5.250%, 06/01/13	5,250
	Town of Brookhaven, Public Improvement,
1,000	GO, AMBAC, 5.300%, 11/15/10 (p)	1,068
	Triborough Bridge & Tunnel Authority, General Purpose,
100	Series A, Rev., 4.750%, 01/01/16 (p)	114
6,305	Series A, Rev., 5.000%, 11/15/17	6,894
1,500	Series A-2, Rev., 5.000%, 11/15/18	1,628
4,900	Series C, Rev., 5.000%, 11/15/18	5,404
3,800	Series C, Rev., 5.000%, 11/15/18	4,125
5,000	Series D, Rev., 5.000%, 11/15/18	5,387
3,595	Series X, Rev., 6.625%, 01/01/12 (p)	3,941
1,440	TSASC, Inc., Series 1, Rev., 4.750%, 06/01/16	1,374
565	Warwick Valley Central School District, GO, FSA, 5.500%, 01/15/10 (p)	581
1,085	Webster Central School District, Series B, GO, FSA, 4.250%, 10/01/14	1,196
	Westchester County Healthcare Corp., County Guaranteed,
2,870	Sub Series B, Rev., 5.200%, 11/01/10	2,983
8,115	Sub Series B, Rev., 5.250%, 11/01/10	8,453
		740,854
	Ohio — 0.4%
2,685	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	2,408
1,265	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series A, Rev., AMT, GNMA COLL, 4.300%, 03/01/16	1,254
		3,662
	Puerto Rico — 1.2%
4,000	Commonwealth of Puerto Rico, GO, NATL-RE, 5.750%, 07/01/11	4,183
	Commonwealth of Puerto Rico, Public Improvement,
1,120	GO, FSA-CR, 5.500%, 07/01/12	1,197
210	Series A, GO, 5.500%, 07/01/18	215
475	Puerto Rico Electric Power Authority, Series KK, Rev., FSA, 5.250%, 07/01/13	505
	Puerto Rico Highway & Transportation Authority,
2,000	Series AA, Rev., NATL-RE, 5.500%, 07/01/18	2,064
1,105	Series Z, Rev., FSA, 6.250%, 07/01/16	1,259
1,470	Puerto Rico Public Buildings Authority, Government Facilities, Commonwealth Guaranteed, Unrefunded Balance, Series C, Rev., 5.500%, 07/01/12	1,525
		10,948

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — 0.4%
1,750	Grand Prairie Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 02/15/17	1,353
3,000	Lewisville Independent School District, Capital Appreciation, School Building, GO, PSF-GTD, Zero Coupon, 08/15/15	2,530
		3,883
	Virgin Islands — 0.5%
4,000	Virgin Islands Public Finance Authority, Gross Receipts, Tax Loan Notes, Series A, Rev., 6.375%, 10/01/10	4,082
	Wisconsin — 0.5%
2,500	State of Wisconsin, Series 1, GO, NATL-RE, 5.000%, 05/01/15	2,801
1,250	State of Wisconsin, Health & Education, Rev., 4.780%, 05/01/29 (i)	1,258
		4,059
	Total Municipal Bonds (Cost $761,182)	796,236

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 9.7%
	Investment Company — 9.7%
86,845	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $86,845)	86,845
	Total Investments — 98.6% (Cost $848,027)	883,081
	Other Assets in Excess of Liabilities — 1.4%	12,310
	NET ASSETS — 100.0%	$895,391

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   43

JPMorgan Tax Free Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

ACA—	Insured by American Capital Access

AGC—	Insured by Assured Guaranty Corp.

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BHAC—	Insured by Berkshire Hathaway Assurance Corp.

CIFG—	Insured by CDC IXIS Financial Guaranty

COLL—	Collateral

CONS—	Consolidated Bonds

COP—	Certificate of Participation

CR—	Custodial Receipts

EDA—	Economic Development Authority

FGIC—	Insured by Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Insured by Financial Security Assurance, Inc.

GAN —	Grant Anticipation Note

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

IBCC—	Insured Bond Custodial Certificate

ICC—	Insured Custody Certificates

ICR—	Insured Custodial Receipts

IDA—	Industrial Development Authority

LIQ—	Liquidity Agreement

MBIA—	Insured by Municipal Bond Insurance Corp.

MTGS—	Mortgages

NATL—	Insured by National Public Finance Guarantee Corp.

PCR—	Pollution Control Revenue

PRIV —	Private

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RADIAN—	Insured by Radian Asset Assurance

RE—	Reinsured

Rev.—	Revenue Bond

SO—	Special Obligation

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2009.

VEREX—	Insured by Verex Assurance, Inc.

XLCA—	Insured by XL Capital Assurance

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)—	The rate shown is the current yield as of August 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   45

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$198,894	$4,675,672	$796,236
Investments in affiliates, at value	25,057	408,247	86,845
Total investment securities, at value	223,951	5,083,919	883,081
Receivables:
Investment securities sold	—	6,523	—
Fund shares sold	2,627	14,238	5,191
Interest and dividends	2,216	54,760	9,981
Due from Advisor (See Note 3)	—	2	2
Total Assets	228,794	5,159,442	898,255

LIABILITIES:
Payables:
Dividends	402	11,907	1,362
Investment securities purchased	1,891	96,168	—
Fund shares redeemed	560	3,295	818
Accrued liabilities:
Investment advisory fees	48	1,267	223
Administration fees	14	453	80
Shareholder servicing fees	17	631	138
Distribution fees	22	152	130
Custodian and accounting fees	14	63	26
Trustees’ and Chief Compliance Officer’s fees	1	22	10
Other	56	285	77
Total Liabilities	3,025	114,243	2,864
Net Assets	$225,769	$5,045,199	$895,391

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
NET ASSETS:
Paid in capital	$222,600	$4,854,101	$861,244
Accumulated undistributed (distributions in excess of) net investment income	5	470	17
Accumulated net realized gains (losses)	(542)	774	(924)
Net unrealized appreciation (depreciation)	3,706	189,854	35,054
Total Net Assets	$225,769	$5,045,199	$895,391

NET ASSETS:
Class A	$47,514	$337,882	$232,445
Class B	—	13,959	7,418
Class C	26,772	120,178	129,974
Institutional Class	48,080	865,285	75,930
Select Class	103,403	3,707,895	449,624
Total	$225,769	$5,045,199	$895,391

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,575	30,778	32,340
Class B	—	1,291	1,029
Class C	2,595	11,161	18,098
Institutional Class	4,706	79,927	10,528
Select Class	9,962	342,209	62,346

Net Asset Value:
Class A — Redemption price per share	$10.39	$10.98	$7.19
Class B — Offering price per share(a)	—	10.81	7.21
Class C — Offering price per share(a)	10.32	10.77	7.18
Institutional Class — Offering and redemption price per share	10.22	10.83	7.21
Select Class — Offering and redemption price per share	10.38	10.84	7.21
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$10.79	$11.41	$7.47

Cost of investments in non-affiliates	$195,188	$4,485,818	$761,182
Cost of investments in affiliates	25,057	408,247	86,845

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   47

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund		New York Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,970	$90,337		$16,240
Dividend income from affiliates(a)	20	724		112
Total investment income	3,990	91,061		16,352

EXPENSES:
Investment advisory fees	287	6,964		1,202
Administration fees	101	2,446		422
Distribution fees:
Class A	40	315		243
Class B	—	34		29
Class C	49	297		330
Shareholder servicing fees:
Class A	40	315		243
Class B	—	11		10
Class C	16	99		110
Institutional Class	26	417		36
Select Class	118	4,335		551
Custodian and accounting fees	28	201		51
Interest expense to affiliates	—	—	(b)	—	(b)
Professional fees	29	66		30
Trustees’ and Chief Compliance Officer’s fees	1	16		4
Printing and mailing costs	2	58		17
Registration and filing fees	—	121		4
Transfer agent fees	13	121		64
Other	6	34		—
Total expenses	756	15,850		3,346
Less amounts waived	(198)	(1,949)		(209)
Less earnings credits	— (b)	—	(b)	—	(b)
Less expense reimbursements	—	(11)		—
Net expenses	558	13,890		3,137
Net investment income (loss)	3,432	77,171		13,215

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(31)	539		1,103
Payments by Advisor (See Note 3)	—	2		2
Net realized gain (loss)	(31)	541		1,105
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	2,806	74,379		13,608
Net realized/unrealized gains (losses)	2,775	74,920		14,713
Change in net assets resulting from operations	$6,207	$152,091		$27,928

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,432	$6,381	$77,171	$129,641
Net realized gain (loss)	(31)	(50)	541	(408)
Change in net unrealized appreciation (depreciation)	2,806	1,698	74,379	92,869
Change in net assets resulting from operations	6,207	8,029	152,091	222,102

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(588)	(453)	(4,064)	(3,483)
Class B
From net investment income	—	—	(109)	(158)
Class C
From net investment income	(225)	(64)	(1,110)	(604)
Institutional Class
From net investment income	(935)	(1,831)	(14,611)	(26,076)
Select Class
From net investment income	(1,682)	(4,024)	(58,740)	(99,454)
Total distributions to shareholders	(3,430)	(6,372)	(78,634)	(129,775)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	55,326	3,957	693,091	1,134,661

NET ASSETS:
Change in net assets	58,103	5,614	766,548	1,226,988
Beginning of period	167,666	162,052	4,278,651	3,051,663
End of period	$225,769	$167,666	$5,045,199	$4,278,651
Accumulated undistributed (distributions in excess of) net investment income	$5	$3	$470	$1,933

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Tax Free Bond Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,215	$24,636
Net realized gain (loss)	1,105	634
Change in net unrealized appreciation (depreciation)	13,608	12,221
Change in net assets resulting from operations	27,928	37,491

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,316)	(4,613)
Class B
From net investment income	(100)	(246)
Class C
From net investment income	(1,232)	(954)
Institutional Class
From net investment income	(1,245)	(2,510)
Select Class
From net investment income	(7,356)	(16,275)
Total distributions to shareholders	(13,249)	(24,598)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	174,050	69,046

NET ASSETS:
Change in net assets	188,729	81,939
Beginning of period	706,662	624,723
End of period	$895,391	$706,662
Accumulated undistributed (distributions in excess of) net investment income	$17	$51

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$36,722	$9,965	$148,142	$135,517
Net assets acquired in Fund reorganization (See Note 9)	—	—	65,769	—
Dividends and distributions reinvested	418	318	3,231	2,608
Cost of shares redeemed	(5,865)	(5,058)	(53,916)	(39,501)
Change in net assets from Class A capital transactions	$31,275	$5,225	$163,226	$98,624
Class B
Proceeds from shares issued	$—	$—	$962	$1,125
Net assets acquired in Fund reorganization (See Note 9)	—	—	8,541	—
Dividends and distributions reinvested	—	—	70	85
Cost of shares redeemed	—	—	(2,081)	(1,234)
Change in net assets from Class B capital transactions	$—	$—	$7,492	$(24)
Class C
Proceeds from shares issued	$24,514	$2,349	$85,298	$36,607
Dividends and distributions reinvested	167	40	879	439
Cost of shares redeemed	(1,437)	(328)	(6,774)	(6,091)
Change in net assets from Class C capital transactions	$23,244	$2,061	$79,403	$30,955
Institutional Class
Proceeds from shares issued	$2,188	$21,345	$270,724	$416,342
Dividends and distributions reinvested	77	423	534	4,167
Cost of shares redeemed	(10,964)	(11,542)	(278,915)	(118,635)
Change in net assets from Institutional Class capital transactions	$(8,699)	$10,226	$(7,657)	$301,874
Select Class
Proceeds from shares issued	$28,638	$28,383	$916,246	$1,298,545
Net assets acquired in Fund reorganization (See Note 9)	—	—	131,358	—
Dividends and distributions reinvested	117	566	2,917	8,304
Cost of shares redeemed	(19,249)	(42,504)	(599,894)	(603,617)
Change in net assets from Select Class capital transactions	$9,506	$(13,555)	$450,627	$703,232

Total change in net assets from capital transactions	$55,326	$3,957	$693,091	$1,134,661

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	3,571	968	13,634	12,701
Shares issued in connection with Fund reorganization (See Note 9)	—	—	6,109	—
Reinvested	41	31	297	245
Redeemed	(571)	(507)	(4,966)	(3,717)
Change in Class A Shares	3,041	492	15,074	9,229
Class B
Issued	—	—	89	106
Shares issued in connection with Fund reorganization (See Note 9)	—	—	807	—
Reinvested	—	—	6	8
Redeemed	—	—	(195)	(117)
Change in Class B Shares	—	—	707	(3)
Class C
Issued	2,396	230	7,990	3,476
Reinvested	17	4	82	42
Redeemed	(141)	(32)	(635)	(586)
Change in Class C Shares	2,272	202	7,437	2,932
Institutional Class
Issued	217	2,147	25,108	39,762
Reinvested	7	42	50	396
Redeemed	(1,086)	(1,180)	(25,953)	(11,358)
Change in Institutional Class Shares	(862)	1,009	(795)	28,800
Select Class
Issued	2,780	2,786	85,225	123,518
Shares issued in connection with Fund reorganization (See Note 9)	—	—	12,357	—
Reinvested	11	56	272	790
Redeemed	(1,870)	(4,241)	(55,842)	(57,530)
Change in Select Class Shares	921	(1,399)	42,012	66,778

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

	New York Tax Free Bond Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$104,905	$107,288
Dividends and distributions reinvested	2,255	3,120
Cost of shares redeemed	(33,126)	(57,456)
Change in net assets from Class A capital transactions	$74,034	$52,952
Class B
Proceeds from shares issued	$679	$1,195
Dividends and distributions reinvested	77	180
Cost of shares redeemed	(1,408)	(2,510)
Change in net assets from Class B capital transactions	$(652)	$(1,135)
Class C
Proceeds from shares issued	$80,087	$57,776
Dividends and distributions reinvested	925	721
Cost of shares redeemed	(9,363)	(9,870)
Change in net assets from Class C capital transactions	$71,649	$48,627
Institutional Class
Proceeds from shares issued	$21,979	$23,626
Dividends and distributions reinvested	319	1,130
Cost of shares redeemed	(15,004)	(18,927)
Change in net assets from Institutional Class capital transactions	$7,294	$5,829
Select Class
Proceeds from shares issued	$81,999	$105,658
Dividends and distributions reinvested	765	2,345
Cost of shares redeemed	(61,039)	(145,230)
Change in net assets from Select Class capital transactions	$21,725	$(37,227)

Total change in net assets from capital transactions	$174,050	$69,046

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Tax Free Bond Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	14,783	15,321
Reinvested	317	448
Redeemed	(4,664)	(8,373)
Change in Class A Shares	10,436	7,396
Class B
Issued	96	170
Reinvested	11	26
Redeemed	(198)	(361)
Change in Class B Shares	(91)	(165)
Class C
Issued	11,278	8,249
Reinvested	130	104
Redeemed	(1,322)	(1,444)
Change in Class C Shares	10,086	6,909
Institutional Class
Issued	3,077	3,379
Reinvested	45	162
Redeemed	(2,097)	(2,751)
Change in Institutional Class Shares	1,025	790
Select Class
Issued	11,522	15,076
Reinvested	107	336
Redeemed	(8,557)	(20,872)
Change in Select Class Shares	3,072	(5,460)

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$10.24	$0.18	(e)	$0.15	$0.33	$(0.18)	$—	$(0.18)
Year Ended February 28, 2009	10.07	0.38	(e)	0.17	0.55	(0.38)	—	(0.38)
Year Ended February 29, 2008	10.38	0.38	(e)	(0.32)	0.06	(0.37)	—	(0.37)
Year Ended February 28, 2007	10.38	0.39		(0.02)	0.37	(0.37)	—	(0.37)
September 1, 2005 through February 28, 2006(f)	10.48	0.18		(0.08)	0.10	(0.18)	(0.02)	(0.20)
Year Ended August 31, 2005	10.77	0.37		(0.14)	0.23	(0.36)	(0.16)	(0.52)
Year Ended August 31, 2004	10.80	0.37		0.22	0.59	(0.38)	(0.24)	(0.62)

Class C
Six Months Ended August 31, 2009 (Unaudited)	10.18	0.15	(e)	0.15	0.30	(0.16)	—	(0.16)
Year Ended February 28, 2009	10.02	0.33	(e)	0.16	0.49	(0.33)	—	(0.33)
Year Ended February 29, 2008	10.34	0.33	(e)	(0.32)	0.01	(0.33)	—	(0.33)
Year Ended February 28, 2007	10.34	0.32		0.01	0.33	(0.33)	—	(0.33)
September 1, 2005 through February 28, 2006(f)	10.44	0.16		(0.09)	0.07	(0.15)	(0.02)	(0.17)
February 19, 2005(g) through August 31, 2005	10.55	0.17		(0.09)	0.08	(0.19)	—	(0.19)

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	10.08	0.19	(e)	0.14	0.33	(0.19)	—	(0.19)
Year Ended February 28, 2009	9.92	0.39	(e)	0.16	0.55	(0.39)	—	(0.39)
Year Ended February 29, 2008	10.22	0.38	(e)	(0.29)	0.09	(0.39)	—	(0.39)
Year Ended February 28, 2007	10.23	0.39		(0.02)	0.37	(0.38)	—	(0.38)
September 1, 2005 through February 28, 2006(f)	10.33	0.17		(0.07)	0.10	(0.18)	(0.02)	(0.20)
Year Ended August 31, 2005	10.61	0.42		(0.17)	0.25	(0.37)	(0.16)	(0.53)
Year Ended August 31, 2004	10.64	0.39		0.21	0.60	(0.39)	(0.24)	(0.63)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	10.24	0.19	(e)	0.13	0.32	(0.18)	—	(0.18)
Year Ended February 28, 2009	10.07	0.39	(e)	0.17	0.56	(0.39)	—	(0.39)
Year Ended February 29, 2008	10.38	0.38	(e)	(0.31)	0.07	(0.38)	—	(0.38)
Year Ended February 28, 2007	10.38	0.37		— (h)	0.37	(0.37)	—	(0.37)
September 1, 2005 through February 28, 2006(f)	10.48	0.18		(0.09)	0.09	(0.17)	(0.02)	(0.19)
Year Ended August 31, 2005	10.77	0.36		(0.13)	0.23	(0.36)	(0.16)	(0.52)
Year Ended August 31, 2004	10.80	0.36		0.22	0.58	(0.37)	(0.24)	(0.61)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.39	3.27%	$47,514	0.60%	3.53%	0.98%	2%
10.24	5.59	15,708	0.60	3.78	1.01	14
10.07	0.60	10,493	0.60	3.67	1.02	19
10.38	3.68	7,968	0.60	3.65	1.02	22
10.38	0.91	13,372	0.60	3.50	1.09	4
10.48	2.21	14,547	0.60	3.47	1.12	40
10.77	5.62	17,070	0.60	3.47	1.19	43

10.32	2.99	26,772	1.10	2.97	1.48	2
10.18	5.03	3,290	1.10	3.29	1.51	14
10.02	0.07	1,211	1.10	3.16	1.52	19
10.34	3.22	147	1.10	3.16	1.51	22
10.34	0.68	147	1.10	2.99	1.59	4
10.44	0.76	107	1.10	2.89	1.53	40

10.22	3.26	48,080	0.50	3.69	0.59	2
10.08	5.68	56,110	0.50	3.88	0.61	14
9.92	0.83	45,211	0.50	3.78	0.62	19
10.22	3.75	32,474	0.50	3.77	0.62	22
10.23	0.97	38,042	0.50	3.66	0.71	4
10.33	2.42	26,100	0.50	3.62	0.67	40
10.61	5.76	71,759	0.50	3.62	0.70	43

10.38	3.20	103,403	0.55	3.63	0.74	2
10.24	5.65	92,558	0.55	3.83	0.76	14
10.07	0.65	105,137	0.59	3.69	0.77	19
10.38	3.65	108,793	0.65	3.60	0.76	22
10.38	0.90	88,688	0.65	3.45	0.85	4
10.48	2.18	80,959	0.65	3.42	0.81	40
10.77	5.57	40,234	0.65	3.42	0.88	43

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intermediate Tax Free Bond Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$10.81	$0.17	(e)	$0.17 (k)	$0.34	$(0.17)	$—	$(0.17)
Year Ended February 28, 2009	10.54	0.36	(e)	0.27	0.63	(0.36)	—	(0.36)
Year Ended February 29, 2008	10.77	0.39	(e)	(0.24)	0.15	(0.38)	—	(0.38)
Year Ended February 28, 2007	10.77	0.39	(e)	— (g)	0.39	(0.39)	— (g)	(0.39)
September 1, 2005 through February 28, 2006(h)	10.94	0.20		(0.14)	0.06	(0.19)	(0.04)	(0.23)
Year Ended August 31, 2005	11.11	0.39		(0.13)	0.26	(0.39)	(0.04)	(0.43)
December 31, 2003(i) through August 31, 2004	11.10	0.27	(e)	0.01	0.28	(0.27)	—	(0.27)

Class B
Six Months Ended August 31, 2009 (Unaudited)	10.64	0.13	(e)	0.18 (k)	0.31	(0.14)	—	(0.14)
Year Ended February 28, 2009	10.38	0.29	(e)	0.26	0.55	(0.29)	—	(0.29)
Year Ended February 29, 2008	10.61	0.31	(e)	(0.23)	0.08	(0.31)	—	(0.31)
Year Ended February 28, 2007	10.62	0.32	(e)	(0.01)	0.31	(0.32)	— (g)	(0.32)
September 1, 2005 through February 28, 2006(h)	10.79	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	10.98	0.31		(0.15)	0.16	(0.31)	(0.04)	(0.35)
December 31, 2003(i) through August 31, 2004	11.10	0.21	(e)	(0.12)	0.09	(0.21)	—	(0.21)

Class C
Six Months Ended August 31, 2009 (Unaudited)	10.61	0.13	(e)	0.17 (k)	0.30	(0.14)	—	(0.14)
Year Ended February 28, 2009	10.36	0.29	(e)	0.25	0.54	(0.29)	—	(0.29)
Year Ended February 29, 2008	10.59	0.31	(e)	(0.22)	0.09	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.60	0.32	(e)	(0.01)	0.31	(0.32)	— (g)	(0.32)
September 1, 2005 through February 28, 2006(h)	10.77	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	11.01	0.31		(0.19)	0.12	(0.32)	(0.04)	(0.36)
December 31, 2003(i) through August 31, 2004	11.10	0.21	(e)	(0.09)	0.12	(0.21)	—	(0.21)

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	10.66	0.19	(e)	0.17 (k)	0.36	(0.19)	—	(0.19)
Year Ended February 28, 2009	10.40	0.39	(e)	0.25	0.64	(0.38)	—	(0.38)
Year Ended February 29, 2008	10.63	0.41	(e)	(0.23)	0.18	(0.41)	—	(0.41)
Year Ended February 28, 2007	10.64	0.42	(e)	(0.01)	0.41	(0.42)	— (g)	(0.42)
September 1, 2005 through February 28, 2006(h)	10.81	0.20		(0.12)	0.08	(0.21)	(0.04)	(0.25)
Year Ended August 31, 2005	10.99	0.43		(0.16)	0.27	(0.41)	(0.04)	(0.45)
Year Ended August 31, 2004	10.93	0.43	(e)	0.14	0.57	(0.43)	(0.08)	(0.51)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	10.67	0.18	(e)	0.17 (k)	0.35	(0.18)	—	(0.18)
Year Ended February 28, 2009	10.41	0.38	(e)	0.25	0.63	(0.37)	—	(0.37)
Year Ended February 29, 2008	10.64	0.40	(e)	(0.23)	0.17	(0.40)	—	(0.40)
Year Ended February 28, 2007	10.65	0.41	(e)	(0.01)	0.40	(0.41)	— (g)	(0.41)
September 1, 2005 through February 28, 2006(h)	10.82	0.20		(0.13)	0.07	(0.20)	(0.04)	(0.24)
Year Ended August 31, 2005	11.00	0.40		(0.14)	0.26	(0.40)	(0.04)	(0.44)
Year Ended August 31, 2004	10.93	0.41	(e)	0.15	0.56	(0.41)	(0.08)	(0.49)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	Amount rounds to less than $0.01.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(k)	The Advisor will reimburse the Fund for losses incurred from an operational error. There was no impact to total return or net realized and unrealized gain (losses) on investments per share (See Note 3).

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$10.98	3.21%	(k)	$337,882	0.75%	3.15%	0.93%		5%
10.81	6.08		169,717	0.75	3.40	0.93		15
10.54	1.42	(f)	68,249	0.75	3.62	0.93		18
10.77	3.73		54,750	0.75	3.67	0.93		19
10.77	0.53		57,348	0.75	3.62	0.94		6
10.94	2.35		60,474	0.75	3.56	0.97		28
11.11	2.55		726	0.75	3.52	9.03	(j)	65

10.81	2.89	(k)	13,959	1.42	2.46	1.42		5
10.64	5.36		6,214	1.42	2.75	1.43		15
10.38	0.74	(f)	6,091	1.43	2.94	1.43		18
10.61	2.99		7,550	1.43	3.02	1.43		19
10.62	0.20		10,023	1.43	3.01	1.44		6
10.79	1.47		10,845	1.43	2.95	1.43		28
10.98	0.85		22	1.50	2.86	13.40	(j)	65

10.77	2.88	(k)	120,178	1.43	2.47	1.43		5
10.61	5.32		39,511	1.43	2.72	1.43		15
10.36	0.81	(f)	8,199	1.43	2.93	1.43		18
10.59	3.01		3,939	1.43	3.00	1.43		19
10.60	0.23		2,508	1.43	3.00	1.44		6
10.77	1.05		1,774	1.45	2.82	2.21		28
11.01	1.13		82	1.50	2.83	14.81	(j)	65

10.83	3.39	(k)	865,285	0.50	3.43	0.53		5
10.66	6.31		860,575	0.50	3.67	0.53		15
10.40	1.69	(f)	540,011	0.50	3.87	0.53		18
10.63	3.94		472,125	0.50	3.92	0.53		19
10.64	0.67		308,125	0.50	3.93	0.54		6
10.81	2.52		247,373	0.50	3.85	0.56		28
10.99	5.26		384,851	0.50	3.87	0.59		65

10.84	3.33	(k)	3,707,895	0.59	3.33	0.68		5
10.67	6.20		3,202,634	0.59	3.58	0.68		15
10.41	1.61	(f)	2,429,113	0.59	3.78	0.68		18
10.64	3.84		2,374,148	0.59	3.85	0.68		19
10.65	0.63		2,302,094	0.59	3.84	0.69		6
10.82	2.42		1,668,674	0.62	3.74	0.70		28
11.00	5.19		1,103,996	0.66	3.71	0.73		65

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
New York Tax Free Bond Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$7.06	$0.12	(e)	$0.13 (h)	$0.25	$(0.12)	$—	$(0.12)
Year Ended February 28, 2009	6.90	0.25	(e)	0.16	0.41	(0.25)	—	(0.25)
Year Ended February 29, 2008	7.05	0.26	(e)	(0.15)	0.11	(0.26)	—	(0.26)
Year Ended February 28, 2007	7.08	0.26	(e)	(0.03)	0.23	(0.26)	—	(0.26)
September 1, 2005 through February 28, 2006(g)	7.19	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.40	0.25		(0.12)	0.13	(0.23)	(0.11)	(0.34)
Year Ended August 31, 2004	7.35	0.25		0.15	0.40	(0.24)	(0.11)	(0.35)

Class B
Six Months Ended August 31, 2009 (Unaudited)	7.09	0.09	(e)	0.12 (h)	0.21	(0.09)	—	(0.09)
Year Ended February 28, 2009	6.92	0.21	(e)	0.16	0.37	(0.20)	—	(0.20)
Year Ended February 29, 2008	7.06	0.21	(e)	(0.14)	0.07	(0.21)	—	(0.21)
Year Ended February 28, 2007	7.09	0.21	(e)	(0.03)	0.18	(0.21)	—	(0.21)
September 1, 2005 through February 28, 2006(g)	7.20	0.10		(0.10)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.19		(0.12)	0.07	(0.17)	(0.11)	(0.28)
Year Ended August 31, 2004	7.36	0.20		0.15	0.35	(0.19)	(0.11)	(0.30)

Class C
Six Months Ended August 31, 2009 (Unaudited)	7.06	0.09	(e)	0.13 (h)	0.22	(0.10)	—	(0.10)
Year Ended February 28, 2009	6.90	0.20	(e)	0.17	0.37	(0.21)	—	(0.21)
Year Ended February 29, 2008	7.05	0.21	(e)	(0.14)	0.07	(0.22)	—	(0.22)
Year Ended February 28, 2007	7.08	0.21	(e)	(0.03)	0.18	(0.21)	—	(0.21)
September 1, 2005 through February 28, 2006(g)	7.19	0.09		(0.09)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.18		(0.11)	0.07	(0.18)	(0.11)	(0.29)
Year Ended August 31, 2004	7.36	0.19		0.16	0.35	(0.19)	(0.11)	(0.30)

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	7.09	0.13	(e)	0.12 (h)	0.25	(0.13)	—	(0.13)
Year Ended February 28, 2009	6.92	0.27	(e)	0.17	0.44	(0.27)	—	(0.27)
Year Ended February 29, 2008	7.06	0.28	(e)	(0.14)	0.14	(0.28)	—	(0.28)
Year Ended February 28, 2007	7.09	0.27	(e)	(0.02)	0.25	(0.28)	—	(0.28)
September 1, 2005 through February 28, 2006(g)	7.20	0.13		(0.10)	0.03	(0.13)	(0.01)	(0.14)
Year Ended August 31, 2005	7.41	0.26		(0.10)	0.16	(0.26)	(0.11)	(0.37)
Year Ended August 31, 2004	7.36	0.26		0.16	0.42	(0.26)	(0.11)	(0.37)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	7.09	0.12	(e)	0.12 (h)	0.24	(0.12)	—	(0.12)
Year Ended February 28, 2009	6.92	0.26	(e)	0.17	0.43	(0.26)	—	(0.26)
Year Ended February 29, 2008	7.06	0.27	(e)	(0.14)	0.13	(0.27)	—	(0.27)
Year Ended February 28, 2007	7.09	0.26	(e)	(0.03)	0.23	(0.26)	—	(0.26)
September 1, 2005 through February 28, 2006(g)	7.20	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.42	0.23		(0.11)	0.12	(0.23)	(0.11)	(0.34)
Year Ended August 31, 2004	7.37	0.25		0.16	0.41	(0.25)	(0.11)	(0.36)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

(h)	The Advisor will reimburse the Fund for losses incurred from an operational error. There was no impact to total return or net realized and unrealized gain (losses) on investments per share (See Note 3).

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.19	3.55	%(h)	$232,445	0.75%		3.32%	0.95%	7%
7.06	6.10		154,737	0.75		3.65	0.95	10
6.90	1.62		100,067	0.76	(f)	3.72	0.95	17
7.05	3.34		51,749	0.76	(f)	3.65	0.95	11
7.08	0.24		59,428	0.75		3.34	0.97	5
7.19	1.84		64,005	0.75		3.18	1.04	25
7.40	5.57		84,997	0.75		3.32	1.12	30

7.21	3.01	(h)	7,418	1.45		2.64	1.45	7
7.09	5.48		7,938	1.45		2.95	1.45	10
6.92	1.01		8,889	1.45		3.02	1.45	17
7.06	2.60		11,273	1.45		2.95	1.45	11
7.09	(0.10)		16,125	1.47		2.62	1.47	5
7.20	1.08		18,416	1.50		2.42	1.53	25
7.41	4.73		22,699	1.55		2.52	1.62	30

7.18	3.07	(h)	129,974	1.45		2.61	1.45	7
7.06	5.47		56,567	1.45		2.93	1.45	10
6.90	0.94		7,609	1.46		3.01	1.46	17
7.05	2.62		1,854	1.45		2.96	1.45	11
7.08	(0.10)		2,197	1.47		2.61	1.47	5
7.19	1.00		2,032	1.50		2.42	1.53	25
7.41	4.73		1,922	1.55		2.52	1.61	30

7.21	3.50	(h)	75,930	0.50		3.58	0.55	7
7.09	6.52		67,351	0.50		3.90	0.55	10
6.92	2.00		60,281	0.50		3.98	0.55	17
7.06	3.55		91,940	0.51	(f)	3.90	0.55	11
7.09	0.35		112,897	0.50		3.58	0.57	5
7.20	2.11		132,939	0.50		3.42	0.58	25
7.41	5.82		174,207	0.50		3.57	0.61	30

7.21	3.40	(h)	449,624	0.70		3.39	0.70	7
7.09	6.31		420,069	0.70		3.70	0.70	10
6.92	1.78		447,877	0.70		3.77	0.70	17
7.06	3.36		474,620	0.70		3.70	0.70	11
7.09	0.25		565,582	0.72		3.38	0.73	5
7.20	1.76		429,803	0.71		3.21	0.72	25
7.42	5.60		394,144	0.72		3.35	0.76	30

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   61

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
California Tax Free Bond Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Intermediate Tax Free Bond Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
New York Tax Free Bond Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Effective November 1, 2009, Class B Shares of Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

62   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio investments (amounts in thousands):

California Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Arkansas
Special Tax	$—	$977	$—	$977
California
Certificate of Participation/Lease	—	25,478	—	25,478
Education	—	10,059	—	10,059
General Obligation	—	52,928	—	52,928
Hospital	—	7,764	—	7,764
Housing	—	5,245	—	5,245
Other Revenue	—	3,031	—	3,031
Prerefunded	—	8,218	—	8,218
Resource Recovery	—	3,909	—	3,909
Special Tax	—	11,008	—	11,008
Transportation	—	15,477	—	15,477
Utility	—	18,254	—	18,254
Water & Sewer	—	23,625	—	23,625
Total California	—	184,996	—	184,996
Illinois
Transportation	—	2,061	—	2,061
Kentucky
Certificate of Participation/Lease	—	1,123	—	1,123
Michigan
Housing	—	2,067	—	2,067
Ohio
Housing	—	1,139	—	1,139
Pennsylvania
Hospital	—	1,087	—	1,087
Puerto Rico
Special Tax	—	439	—	439
Utility	—	3,169	—	3,169
Total Puerto Rico	—	3,608	—	3,608
South Carolina
General Obligation	—	579	—	579
Texas
Transportation	—	1,130	—	1,130
Virgin Islands
Special Tax	—	127	—	127
Total Municipal Bonds	—	198,894	—	198,894
Short-Term Investments
Investment Companies	25,057	—	—	25,057
Total Investments in Securities	$25,057	$198,894	$—	$223,951

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   63

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Intermediate Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Education	$—	$11,352	$—	$11,352
General Obligation	—	9,253	—	9,253
Prerefunded	—	11,880	—	11,880
Total Alabama	—	32,485	—	32,485
Alaska
Certificate of Participation/Lease	—	13,620	—	13,620
General Obligation	—	1,448	—	1,448
Utility	—	3,171	—	3,171
Total Alaska	—	18,239	—	18,239
Arizona
Certificate of Participation/Lease	—	57,386	—	57,386
Education	—	5,561	—	5,561
General Obligation	—	11,313	—	11,313
Hospital	—	36,792	—	36,792
Prerefunded	—	27,744	—	27,744
Special Tax	—	21,698	—	21,698
Transportation	—	14,252	—	14,252
Utility	—	2,785	—	2,785
Water & Sewer	—	1,097	—	1,097
Total Arizona	—	178,628	—	178,628
California
Certificate of Participation/Lease	—	39,898	—	39,898
Education	—	36,038	—	36,038
General Obligation	—	342,160	—	342,160
Hospital	—	17,078	—	17,078
Other Revenue	—	49,786	—	49,786
Prerefunded	—	99,772	—	99,772
Resource Recovery	—	5,019	—	5,019
Special Tax	—	1,037	—	1,037
Transportation	—	39,415	—	39,415
Utility	—	32,545	—	32,545
Water & Sewer	—	49,441	—	49,441
Total California	—	712,189	—	712,189
Colorado
Certificate of Participation/Lease	—	5,368	—	5,368
Education	—	5,500	—	5,500
General Obligation	—	56,307	—	56,307
Hospital	—	5,262	—	5,262
Housing	—	26	—	26
Other Revenue	—	12,200	—	12,200
Prerefunded	—	70,416	—	70,416
Transportation	—	11,444	—	11,444
Total Colorado	—	166,523	—	166,523

64   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Connecticut
General Obligation	$—	$18,987	$—	$18,987
Hospital	—	4,078	—	4,078
Housing	—	6,388	—	6,388
Prerefunded	—	30,704	—	30,704
Special Tax	—	6,845	—	6,845
Transportation	—	1,514	—	1,514
Total Connecticut	—	68,516	—	68,516
Delaware
Education	—	12,084	—	12,084
District of Columbia
Certificate of Participation/Lease	—	7,029	—	7,029
Education	—	1,521	—	1,521
General Obligation	—	18,318	—	18,318
Other Revenue	—	3,013	—	3,013
Water & Sewer	—	6,785	—	6,785
Total District of Columbia	—	36,666	—	36,666
Florida
Certificate of Participation/Lease	—	14,417	—	14,417
Education	—	17,319	—	17,319
General Obligation	—	34,408	—	34,408
Hospital	—	10,559	—	10,559
Housing	—	8,265	—	8,265
Other Revenue	—	5,596	—	5,596
Prerefunded	—	37,735	—	37,735
Special Tax	—	12,416	—	12,416
Transportation	—	8,221	—	8,221
Water & Sewer	—	15,601	—	15,601
Total Florida	—	164,537	—	164,537
Georgia
Certificate of Participation/Lease	—	3,241	—	3,241
General Obligation	—	84,089	—	84,089
Prerefunded	—	3,138	—	3,138
Special Tax	—	11,250	—	11,250
Transportation	—	11,170	—	11,170
Utility	—	6,530	—	6,530
Water & Sewer	—	30,486	—	30,486
Total Georgia	—	149,904	—	149,904
Hawaii
General Obligation	—	19,639	—	19,639
Prerefunded	—	1,392	—	1,392
Transportation	—	17,280	—	17,280
Total Hawaii	—	38,311	—	38,311
Idaho
Hospital	—	13,092	—	13,092
Illinois
Certificate of Participation/Lease	—	5,689	—	5,689
Education	—	9,946	—	9,946
General Obligation	—	129,594	—	129,594
Hospital	—	10,548	—	10,548
Prerefunded	—	30,166	—	30,166
Special Tax	—	13,748	—	13,748
Transportation	—	51,518	—	51,518
Total Illinois	—	251,209	—	251,209

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Indiana
Certificate of Participation/Lease	$—	$8,446	$—	$8,446
Housing	—	5,029	—	5,029
Other Revenue	—	3,994	—	3,994
Prerefunded	—	2,170	—	2,170
Transportation	—	5,288	—	5,288
Total Indiana	—	24,927	—	24,927
Iowa
Housing	—	1,615	—	1,615
Prerefunded	—	13,648	—	13,648
Utility	—	3,045	—	3,045
Total Iowa	—	18,308	—	18,308
Kansas
General Obligation	—	15,384	—	15,384
Prerefunded	—	66,642	—	66,642
Total Kansas	—	82,026	—	82,026
Kentucky
Certificate of Participation/Lease	—	25,002	—	25,002
Education	—	7,712	—	7,712
General Obligation	—	1,050	—	1,050
Hospital	—	2,022	—	2,022
Housing	—	702	—	702
Prerefunded	—	12,943	—	12,943
Transportation	—	6,339	—	6,339
Utility	—	3,054	—	3,054
Water & Sewer	—	8,080	—	8,080
Total Kentucky	—	66,904	—	66,904
Louisiana
Certificate of Participation/Lease	—	5,450	—	5,450
Education	—	2,168	—	2,168
General Obligation	—	13,747	—	13,747
Hospital	—	2,559	—	2,559
Housing	—	2,454	—	2,454
Other Revenue	—	11,386	—	11,386
Prerefunded	—	45,196	—	45,196
Special Tax	—	30,922	—	30,922
Transportation	—	3,132	—	3,132
Utility	—	1,684	—	1,684
Total Louisiana	—	118,698	—	118,698
Maine
Prerefunded	—	2,903	—	2,903
Maryland
Education	—	5,610	—	5,610
General Obligation	—	63,452	—	63,452
Private Placement	—	5,638	—	5,638
Transportation	—	21,635	—	21,635
Total Maryland	—	96,335	—	96,335

66   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Massachusetts
Education	$—	$3,159	$—	$3,159
General Obligation	—	5,538	—	5,538
Housing	—	4,094	—	4,094
Prerefunded	—	99,830	—	99,830
Special Tax	—	1,655	—	1,655
Transportation	—	9,115	—	9,115
Water & Sewer	—	9,073	—	9,073
Total Massachusetts	—	132,464	—	132,464
Michigan
Certificate of Participation/Lease	—	3,501	—	3,501
Education	—	4,441	—	4,441
General Obligation	—	17,687	—	17,687
Hospital	—	22,001	—	22,001
Housing	—	478	—	478
Industrial Development Revenue/Pollution Control Revenue	—	16,547	—	16,547
Other Revenue	—	6,708	—	6,708
Prerefunded	—	6,499	—	6,499
Special Tax	—	11,953	—	11,953
Utility	—	1,581	—	1,581
Water & Sewer	—	33,274	—	33,274
Total Michigan	—	124,670	—	124,670
Minnesota
General Obligation	—	52,012	—	52,012
Prerefunded	—	21,356	—	21,356
Utility	—	4,971	—	4,971
Total Minnesota	—	78,339	—	78,339
Mississippi
General Obligation	—	7,451	—	7,451
Other Revenue	—	4,444	—	4,444
Prerefunded	—	37,248	—	37,248
Total Mississippi	—	49,143	—	49,143
Missouri
General Obligation	—	2,728	—	2,728
Housing	—	10,321	—	10,321
Prerefunded	—	10,099	—	10,099
Transportation	—	12,248	—	12,248
Water & Sewer	—	1,238	—	1,238
Total Missouri	—	36,634	—	36,634
Montana
Education	—	2,939	—	2,939
Transportation	—	3,424	—	3,424
Total Montana	—	6,363	—	6,363
Nebraska
Education	—	2,253	—	2,253
Utility	—	8,309	—	8,309
Total Nebraska	—	10,562	—	10,562

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Nevada
General Obligation	$—	$9,958	$—	$9,958
Prerefunded	—	3,135	—	3,135
Total Nevada	—	13,093	—	13,093
New Hampshire
Education	—	761	—	761
Transportation	—	3,127	—	3,127
Total New Hampshire	—	3,888	—	3,888
New Jersey
Certificate of Participation/Lease	—	24,488	—	24,488
Education	—	25,533	—	25,533
General Obligation	—	8,054	—	8,054
Industrial Development Revenue/Pollution Control Revenue	—	4,496	—	4,496
Other Revenue	—	53,607	—	53,607
Prerefunded	—	39,848	—	39,848
Special Tax	—	11,178	—	11,178
Transportation	—	9,213	—	9,213
Water & Sewer	—	5,635	—	5,635
Total New Jersey	—	182,052	—	182,052
New Mexico
General Obligation	—	4,738	—	4,738
Housing	—	5,139	—	5,139
Other Revenue	—	7,930	—	7,930
Special Tax	—	27,622	—	27,622
Transportation	—	6,628	—	6,628
Total New Mexico	—	52,057	—	52,057
New York
Certificate of Participation/Lease	—	19,955	—	19,955
Education	—	48,818	—	48,818
General Obligation	—	42,885	—	42,885
Hospital	—	4,938	—	4,938
Housing	—	13,745	—	13,745
Other Revenue	—	135,303	—	135,303
Prerefunded	—	35,219	—	35,219
Special Tax	—	133,737	—	133,737
Transportation	—	33,041	—	33,041
Utility	—	17,408	—	17,408
Water & Sewer	—	5,784	—	5,784
Total New York	—	490,833	—	490,833
North Carolina
Certificate of Participation/Lease	—	7,745	—	7,745
General Obligation	—	34,867	—	34,867
Hospital	—	2,312	—	2,312
Housing	—	386	—	386
Other Revenue	—	17,314	—	17,314
Utility	—	21,832	—	21,832
Total North Carolina	—	84,456	—	84,456

68   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Ohio
Certificate of Participation/Lease	$—	$10,255	$—	$10,255
Education	—	1,649	—	1,649
General Obligation	—	59,282	—	59,282
Housing	—	6,713	—	6,713
Industrial Development Revenue/Pollution Control Revenue	—	6,922	—	6,922
Other Revenue	—	29,654	—	29,654
Prerefunded	—	13,705	—	13,705
Resource Recovery	—	4,013	—	4,013
Transportation	—	15,291	—	15,291
Utility	—	3,090	—	3,090
Water & Sewer	—	1,641	—	1,641
Total Ohio	—	152,215	—	152,215
Oklahoma
Education	—	16,237	—	16,237
Housing	—	1,030	—	1,030
Utility	—	1,693	—	1,693
Total Oklahoma	—	18,960	—	18,960
Oregon
Certificate of Participation/Lease	—	4,149	—	4,149
General Obligation	—	10,776	—	10,776
Hospital	—	3,033	—	3,033
Industrial Development Revenue/Pollution Control Revenue	—	481	—	481
Prerefunded	—	13,542	—	13,542
Water & Sewer	—	3,874	—	3,874
Total Oregon	—	35,855	—	35,855
Pennsylvania
Education	—	9,499	—	9,499
General Obligation	—	89,286	—	89,286
Hospital	—	19,025	—	19,025
Housing	—	1,552	—	1,552
Other Revenue	—	4,849	—	4,849
Prerefunded	—	854	—	854
Transportation	—	10,191	—	10,191
Water & Sewer	—	5,232	—	5,232
Total Pennsylvania	—	140,488	—	140,488
Puerto Rico
General Obligation	—	8,857	—	8,857
Prerefunded	—	23,545	—	23,545
Special Tax	—	4,319	—	4,319
Transportation	—	2,580	—	2,580
Total Puerto Rico	—	39,301	—	39,301
South Carolina
Education	—	20,399	—	20,399
General Obligation	—	27,703	—	27,703
Hospital	—	1,794	—	1,794
Other Revenue	—	11,652	—	11,652
Prerefunded	—	13,581	—	13,581
Utility	—	9,665	—	9,665
Water & Sewer	—	4,905	—	4,905
Total South Carolina	—	89,699	—	89,699

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
South Dakota
Prerefunded	$—	$1,205	$—	$1,205
Tennessee
General Obligation	—	9,674	—	9,674
Prerefunded	—	10,307	—	10,307
Utility	—	15,720	—	15,720
Total Tennessee	—	35,701	—	35,701
Texas
Certificate of Participation/Lease	—	3,304	—	3,304
Education	—	34,071	—	34,071
General Obligation	—	148,259	—	148,259
Hospital	—	19,766	—	19,766
Housing	—	52	—	52
Other Revenue	—	4,611	—	4,611
Prerefunded	—	47,000	—	47,000
Private Placement	—	15,169	—	15,169
Special Tax	—	14,387	—	14,387
Transportation	—	22,557	—	22,557
Utility	—	11,222	—	11,222
Water & Sewer	—	25,328	—	25,328
Total Texas	—	345,726	—	345,726
Utah
General Obligation	—	1,490	—	1,490
Prerefunded	—	7,842	—	7,842
Utility	—	3,971	—	3,971
Total Utah	—	13,303	—	13,303
Virgin Islands
Special Tax	—	943	—	943
Virginia
Education	—	3,504	—	3,504
General Obligation	—	11,214	—	11,214
Industrial Development Revenue/Pollution Control Revenue	—	2,059	—	2,059
Other Revenue	—	5,957	—	5,957
Prerefunded	—	4,806	—	4,806
Transportation	—	12,222	—	12,222
Water & Sewer	—	12,433	—	12,433
Total Virginia	—	52,195	—	52,195
Washington
General Obligation	—	12,676	—	12,676
Hospital	—	3,616	—	3,616
Other Revenue	—	11,796	—	11,796
Prerefunded	—	9,946	—	9,946
Transportation	—	1,306	—	1,306
Utility	—	35,818	—	35,818
Water & Sewer	—	1,397	—	1,397
Total Washington	—	76,555	—	76,555

70   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

Intermediate Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
West Virginia
Certificate of Participation/Lease	$—	$5,697	$—	$5,697
Education	—	13,689	—	13,689
General Obligation	—	10,440	—	10,440
Hospital	—	2,640	—	2,640
Other Revenue	—	5,456	—	5,456
Prerefunded	—	21,618	—	21,618
Transportation	—	5,095	—	5,095
Utility	—	722	—	722
Water & Sewer	—	10,631	—	10,631
Total West Virginia	—	75,988	—	75,988
Wisconsin
General Obligation	—	55,452	—	55,452
Other Revenue	—	6,851	—	6,851
Prerefunded	—	8,242	—	8,242
Private Placement	—	6,626	—	6,626
Water & Sewer	—	3,329	—	3,329
Total Wisconsin	—	80,500	—	80,500
Total Municipal Bonds	—	4,675,672	—	4,675,672
Short-Term Investments
Investment Companies	408,247	—	—	408,247
Total Investments in Securities	$408,247	$4,675,672	$—	$5,083,919

New York Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
California
General Obligation	$—	$4,183	$—	$4,183
Water & Sewer	—	1,671	—	1,671
Total California	—	5,854	—	5,854
Colorado
Transportation	—	3,123	—	3,123
District of Columbia
Certificate of Participation/Lease	—	1,573	—	1,573
Florida
Water & Sewer	—	1,095	—	1,095
Hawaii
Water & Sewer	—	805	—	805
Louisiana
General Obligation	—	1,670	—	1,670
Massachusetts
Prerefunded	—	5,735	—	5,735
Special Tax	—	1,184	—	1,184
Total Massachusetts	—	6,919	—	6,919
Michigan
Housing	—	2,150	—	2,150
New Jersey
Other Revenue	—	5,559	—	5,559

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

New York Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New York
Certificate of Participation/Lease	$—	$88,711	$—	$88,711
Education	—	57,530	—	57,530
General Obligation	—	148,105	—	148,105
Hospital	—	27,214	—	27,214
Housing	—	5,667	—	5,667
Industrial Development Revenue/Pollution Control Revenue	—	12,144	—	12,144
Other Revenue	—	20,371	—	20,371
Prerefunded	—	71,607	—	71,607
Resource Recovery	—	1,067	—	1,067
Special Tax	—	120,976	—	120,976
Transportation	—	125,342	—	125,342
Utility	—	16,169	—	16,169
Water & Sewer	—	45,951	—	45,951
Total New York	—	740,854	—	740,854
Ohio
Housing	—	1,254	—	1,254
Other Revenue	—	2,408	—	2,408
Total Ohio	—	3,662	—	3,662
Puerto Rico
General Obligation	—	5,595	—	5,595
Other Revenue	—	1,525	—	1,525
Transportation	—	3,323	—	3,323
Utility	—	505	—	505
Total Puerto Rico	—	10,948	—	10,948
Texas
General Obligation	—	3,883	—	3,883
Virgin Islands
Other Revenue	—	4,082	—	4,082
Wisconsin
General Obligation	—	2,801	—	2,801
Hospital	—	1,258	—	1,258
Total Wisconsin	—	4,059	—	4,059
Total Municipal Bonds	—	796,236	—	796,236
Short-Term Investments
Investment Companies	86,845	—	—	86,845
Total Investments in Securities	$86,845	$796,236	$—	$883,081

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2009 (amounts in thousands):

	Value	Percentage
California Tax Free Bond Fund	$4,290	1.9%
Intermediate Tax Free Bond Fund	39,321	0.8
New York Tax Free Bond Fund	4,043	0.5

72   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.30% of each Fund’s respective average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended August 31, 2009 were as follows (amounts in thousands):

California Tax Free Bond Fund	$4
Intermediate Tax Free Bond Fund	192
New York Tax Free Bond Fund	28

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2009, the annualized effective rate was 0.11% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
California Tax Free Bond Fund	0.25%	n/a	0.75%
Intermediate Tax Free Bond Fund	0.25	0.75%	0.75
New York Tax Free Bond Fund	0.25	0.75	0.75

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
California Tax Free Bond Fund	$79	$4
Intermediate Tax Free Bond Fund	234	24
New York Tax Free Bond Fund	275	85

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
California Tax Free Bond Fund	0.25%	n/a	0.25%	0.10%	0.25%
Intermediate Tax Free Bond Fund	0.25	0.25%	0.25	0.10	0.25
New York Tax Free Bond Fund	0.25	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
California Tax Free Bond Fund	0.60%	n/a	1.10%	0.50%	0.55%
Intermediate Tax Free Bond Fund	0.75	1.43%	1.43	0.50	0.59
New York Tax Free Bond Fund	0.75	1.55	1.55	0.50	0.72

The contractual expense limitation agreements were in effect for the six months ended August 31, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2010.

74   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

For the six months ended August 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total	Contractual Reimbursements
California Tax Free Bond Fund	$55	$29	$103	$11	$198	—
Intermediate Tax Free Bond Fund	—	—	1,949	—	1,949	$11
New York Tax Free Bond Fund	—	—	209	—	209	—

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the six months ended August 31, 2009, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The Advisor will make a payment to the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund of approximately $2,000 and $2,000, respectively, relating to operational errors.

4. Investment Transactions

During the six months ended August 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
California Tax Free Bond Fund	$38,146	$3,447
Intermediate Tax Free Bond Fund	691,485	226,264
New York Tax Free Bond Fund	165,057	48,040

During the six months ended August 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$220,245	$5,723	$2,017	$3,706
Intermediate Tax Free Bond Fund	4,894,065	210,615	20,761	189,854
New York Tax Free Bond Fund	848,027	35,765	711	35,054

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2009, or at any time during the six months then ended. Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor has investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for the Funds. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Tax Free Bond Fund and New York Tax Free Bond Fund primarily invest in issuers in the States of California and New York, respectively. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region.

These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

As of August 31, 2009, companies that insured greater than 20% of the total investments of the respective funds were as follows:

National Public Finance Guarantee Corp.
California Tax Free Bond Fund	22.0%

The concentration percentages presented above do not include insured bonds that have been pre-refunded as of August 31, 2009.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Bank One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

76   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

JPMorgan Intermediate Tax Free Bond Fund will be reimbursed for all costs associated with these matters to ensure that it incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Business Combinations

On February 18, 2009, the Boards of Trustees of the Trust and JPM II approved management’s proposals to merge JPMorgan Kentucky Municipal Bond Fund (“Kentucky Municipal Bond Fund”), JPMorgan Louisiana Municipal Bond Fund (“Louisiana Municipal Bond Fund”) and JPMorgan West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”) (collectively the “Target Funds”) and each a Fund of JPM II, into Intermediate Tax Free Bond Fund (the “Acquiring Fund”). The Agreements and Plans of Reorganization were approved by the Target Funds’ shareholders at a special meeting of shareholders held on June 22, 2009.

The reorganizations were effective after the close of business on June 26, 2009. The Acquiring Fund acquired all of the assets and liabilities of the Target Funds as shown in the table below. The merger transactions were structured to qualify as tax-free reorganizations under the Code. Pursuant to the Agreements and Plans of Reorganization, Class A, Class B and Select Class shareholders of the Target Funds received a number of shares of the corresponding class in the Acquiring Fund with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
Kentucky Municipal Bond Fund				$2,079
Class A	1,336	$13,186	$9.87
Class B	193	1,890	9.79
Select Class	4,866	47,954	9.86

Louisiana Municipal Bond Fund				$2,554
Class A	4,043	$39,417	$9.75
Class B	395	3,859	9.76
Select Class	1,706	16,626	9.74

West Virginia Municipal Bond Fund				$2,808
Class A	1,312	$13,166	$10.04
Class B	278	2,792	10.03
Select Class	6,729	66,778	9.92
Acquiring Fund
Intermediate Tax Free Bond Fund				$90,864
Class A	22,853	$246,104	$10.77
Class B	563	5,974	10.60
Class C	8,757	92,526	10.57
Institutional Class	77,362	821,613	10.62
Select Class	319,470	3,395,692	10.63

Post Reorganization
Intermediate Tax Free Bond Fund				$98,305
Class A	28,962	$311,873	$10.77
Class B	1,370	14,515	10.60
Class C	8,757	92,526	10.57
Institutional Class	77,362	821,613	10.62
Select Class	331,827	3,527,050	10.63

10. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through October 28, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   77

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2009, and continued to hold your shares at the end of the reporting period, August 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009*	Annualized Expense Ratio
California Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,032.70	$3.07	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class C
Actual	1,000.00	1,029.90	5.63	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Institutional Class
Actual	1,000.00	1,032.60	2.56	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Select Class
Actual	1,000.00	1,032.00	2.82	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

Intermediate Tax Free Bond Fund
Class A
Actual	1,000.00	1,032.10	3.84	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class B
Actual	1,000.00	1,028.90	7.26	1.42
Hypothetical	1,000.00	1,018.05	7.22	1.42
Class C
Actual	1,000.00	1,028.80	7.31	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43

78   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009*	Annualized Expense Ratio
Intermediate Tax Free Bond Fund (continued)
Institutional Class
Actual	$1,000.00	$1,033.90	$2.56	0.50%
Hypothetical	1,000.00	1,022.68	2.55	0.50
Select Class
Actual	1,000.00	1,033.30	3.02	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

New York Tax Free Bond Fund
Class A
Actual	1,000.00	1,035.50	3.85	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class B
Actual	1,000.00	1,030.10	7.42	1.45
Hypothetical	1,000.00	1,017.90	7.37	1.45
Class C
Actual	1,000.00	1,030.70	7.42	1.45
Hypothetical	1,000.00	1,017.90	7.37	1.45
Institutional Class
Actual	1,000.00	1,035.00	2.56	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Select Class
Actual	1,000.00	1,034.00	3.59	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   79

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services.

80   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intermediate Tax Free Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the California Tax Free Bond Fund and New York Tax Free Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with

AUGUST 31, 2009        J.P. MORGAN TAX FREE FUNDS   81

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the California Tax Free Bond Fund’s performance was in the second quintile for Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2008, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intermediate Tax Free Bond Fund’s performance was in the first quintile for Class A and Select Class shares for each of the one-, three-, and five-year periods, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the New York Tax Free Bond Fund’s performance was in the first quintile for Class A and Select Class shares for each of the one-, three-, and five-year periods, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the California Tax Free Bond Fund’s net advisory fee for the Class A and Select Class shares was in the first quintile and that the actual total expenses for the Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Intermediate Tax Free Bond Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the New York Tax Free Bond Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the second and fifth quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund, and, in light of this information, concluded that the advisory fees were reasonable.

82   J.P. MORGAN TAX FREE FUNDS        AUGUST 31, 2009

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. August 2009.	SAN-TF-809

Semi-Annual Report

J.P. Morgan Income Funds

Six months ended August 31, 2009 (Unaudited)

JPMorgan Emerging Markets Debt Fund
JPMorgan Real Return Fund
JPMorgan Short Term Bond Fund II
JPMorgan Strategic Income Opportunities Fund
JPMorgan Total Return Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Emerging Markets Debt Fund	2
JPMorgan Real Return Fund	5
JPMorgan Short Term Bond Fund II	7
JPMorgan Strategic Income Opportunities Fund	9
JPMorgan Total Return Fund	12
Schedules of Portfolio Investments	14
Financial Statements	56
Financial Highlights	70
Notes to Financial Statements	78
Schedule of Shareholder Expenses	95
Board Approval of Investment Advisory Agreements	97

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 23, 2009 (Unaudited)

Dear Shareholder:

It’s hard to believe that only one year ago the world economy was in the grips of a financial panic of such profound proportions that, if one were to believe many commentators, it threatened to produce a catastrophe as deep and painful as the Great Depression.

“Declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.”

Although recent economic reports confirm that this was, in fact, the worst recession in the post-World War II era, ultimately, it can hardly be compared to the Great Depression. Moreover, although unemployment continues to rise, other signs suggest that the economy is moving from recession to recovery. Meanwhile, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.

Embarked on recovery

In the three months following the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than any other three-month period in the Dow’s 113-year history. The first few months of 2009 offered investors little respite and, in early March, stocks plunged to their lowest level in 14 years.

Now, however, there are signs that Wall Street is on the mend. Although credit is still tight, the credit markets overall are working far better than they did last fall. The three-month LIBOR spread — the difference between the rate on three-month inter-bank loans and three-month Treasury bills — peaked at 4.6% last October, but has since fallen to 0.2%, below its long-term average. Increased issuance and narrower spreads in the corporate bond market also provide encouraging signs.

The stock market is showing signs of resilience. As of September 23, the Standard & Poor’s 500 Index is up 57% from its March low, while market volatility, as measured by the VIX Index, fell from an all-time high of 81 last November to below 24 recently, close to its long-term average of 20.

On the economic front we have seen improvement in housing starts, industrial production and productivity growth — all signs that the economy may be embarking upon a recovery. However, it should be noted that this recovery remains vulnerable to very tight credit, geopolitical issues and a reluctance among consumers to spend. All of these present challenges to the recovery and any of them could lead us back into recession.

Equity indexes reflect strong six-month surge

All three major stock indexes have reflected the strong stock market rally that began in early March. The NASDAQ Composite Index led the surge, rising 46.5% as of the six-month period ended August 31, 2009. The Standard & Poor’s 500 Index rose 40.5% and the Dow Jones Industrial Average was up 36.6% in the same period. Outside of the U.S., emerging markets powered a strong rally, returning 71.1% over the past six months, as measured by the MSCI Emerging Markets Index.

Investors’ display strong appetite for Treasuries

Although investors showed willingness to invest in riskier investments, such as stocks and corporate bonds, they also demonstrated a strong appetite for U.S. Treasuries, pushing prices up and yields down slightly from their spring levels. As a result, yields showed only slight increases over the past six months. During the six months ended August 31, 2009, 30-year bond yields rose to 4.18% from 3.71%; the benchmark 10-year Treasury yields ended the period slightly higher, at 3.40% from 3.02%; and the two-year note remained relatively unchanged at 0.97% compared to 1.00% at the beginning of the period.

Reviewing strategy in the wake of the crisis

We’ve certainly come a long way from the post-Lehman collapse period of record-setting market volatility, frozen credit and slumping economic forecasts. One year later, economists have provided us with growing evidence that the financial crisis has eased and that the worst may be finally behind us.

As the markets and the economy show signs of stabilization, it may be tempting for investors to sit back and wait for the market to revert to its “pre-Lehman” days. However, even with recent positive data, the economy remains tenuous and is still vulnerable to various threats that could cause an economic “relapse.” So while it may not be prudent to attempt to “time” a potential market correction, investors shouldn’t resort to short-term inertia strategies either. Now may be a good time to reassess your current asset allocation to ensure that it includes a mix of strategy types, such as flexible, style pure and passive, that tend to rise and fall at different times in a market cycle. This diversified approach to investing may allow you to weather any future derailments — and to potentially benefit if the economy should brighten more than expected.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   1

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	April 17, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$149,314
Primary Benchmark	JPMorgan Emerging Markets Bond Index Global
Average Credit Quality	BB+
Duration	6.4 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Debt Fund, which seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers,* returned 31.21%** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 20.77% return for the JPMorgan Emerging Markets Bond Index Global for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. Emerging market credit spreads narrowed during the six months ended August 31, 2009. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. The emerging market debt asset class performed well due to a variety of factors, including economic data that showed signs of stabilizing. This was, in part, driven by improvements in manufacturing and exports, as well as the positive impact of government stimulus programs. Also supporting emerging market debt prices were thawing credit markets, a return to profitability at many U.S. financial companies, rising commodity prices and strong investor demand.

In what could be viewed as a major structural change at the spring 2009 G-20 summit, G-20 members committed substantial resources to the International Monetary Fund (IMF) and other multilateral institutions in response to the financial and liquidity crisis. (The G-20 is a group of finance ministers and central bank governors from 20 economies: 19 of the world’s largest national economies and the European Union.) This was a significant development, as it allowed emerging market countries to access funding resources, especially those with high financing needs. It also provided a backstop for emerging market economies and demonstrated the G-20’s understanding of the importance of emerging market growth.

During the reporting period, the largest contributor to the Fund’s performance from a country perspective was its overweight in the Ukraine. Valuations in the country had fallen dramatically as investors appeared to price in a “worst-case scenario” for the country’s economy. However, its debt rallied as investor sentiment improved following a $16 billion-dollar loan from the IMF. The Fund subsequently pared this position as economic and political conditions in the country began to deteriorate. Also enhancing the Fund’s results was its overweights in Venezuela and Kazakhstan. These commodity-rich countries benefited from the rising price of oil during the period. The Fund was also rewarded for its underweight position in Mexico, as its debt performed poorly as the country suffered from the severe downturn in U.S. growth.

Another strategy that, overall, positively contributed to results was the Fund’s use of credit default swaps (CDS). These instruments are utilized to obtain overweight or underweight exposures to individual bonds and sectors. More specifically, during the period they were used to initiate long exposures (overweights) in Argentina, Ukraine and Kazakhstan. These positions were positive for performance. The Fund also used CDS to initiate short positions (underweights) in Eastern European sovereign bonds (bonds that are issued by a national government) that were felt to be more exposed to rollover risks (the risk that securities that mature cannot be replaced with securities that offer the same or higher yields). These positions detracted from performance, as market conditions improved during the reporting period and the rollover risk declined. Therefore, the Fund’s short positions, did not add value.

Somewhat detracting from these strong results was the Fund’s lack of exposure to Ecuador and Pakistan, as they performed well during the reporting period. In both cases, we had avoided exposure to these areas as we did not believe that their valuations were attractive.

Q:	HOW WAS THE FUND MANAGED?

A:	There were no significant changes in terms of strategies used to manage the Fund. The Fund was managed with a focus on weighted spread duration contribution versus the underlying index. Spread duration is a measure of expected price sensitivity to changes in the market spreads. The Fund remained short spread duration during much of the period. This was achieved by having overweight positions relative to the benchmark in bonds that traditionally have a lower risk than the market. We also had underweight positions in bonds with a greater exposure to rollover risks given the volatility of the markets. For example, the Fund had underweight position in Bulgaria, South Korea, Austria and Sweden. We favored larger spread duration overweights in commodity exporting countries, particularly in Latin America, where the global credit contraction had a smaller impact. The Fund’s largest spread duration overweights were in Brazil, Russia, Venezuela, Argentina and Kazakhstan.

2   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

The Fund utilized Treasury futures during the reporting period to hedge the duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) of the portfolio back to the benchmark.

The Fund opportunistically invested in local currency-denominated bonds, which are not contained in the benchmark. We favored local markets in Mexico, Brazil, Colombia and Uruguay. Nearly 10% of the Fund was allocated to local currency-denominated bonds as of August 31, 2009.

Effective August 20, 2009 the Fund’s portfolio management team changed.

As of August 31, 2009, the top-five over- and underweights based on the weighted spread duration versus the index are summarized in the table below.

Country	Weighted Spread Duration

Overweights:
Brazil	.28
Russia Federation	.15
Venezuela	.15
Argentina	.13
Kazakhstan	.10
Underweights:
Turkey	–.42
Austria	–.39
Mexico	–.30
Philippines	–.30
Malaysia	–.18

PORTFOLIO COMPOSITION***

Foreign Government Securities	77.0%
Corporate Bonds	13.7
U.S. Treasury Notes	4.2
Supranational	0.8
Short-Term Investment	4.3

SUMMARY OF INVESTMENTS BY COUNTRY***

Brazil	17.6%
Russia	17.0
United States	8.5
Venezuela	8.2
Indonesia	6.6
Mexico	6.5
Peru	5.3
Turkey	4.6
Colombia	4.5
Philippines	3.3
Kazakhstan	2.6
Dominican Republic	2.3
Panama	2.3
Uruguay	2.0
Ukraine	1.9
Argentina	1.9
Others (each less than 1.0%)	4.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   3

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/30/06
Without Sales Charge		31.07%	(6.93)%	6.41%	11.38%
With Sales Charge*		26.08	(10.39)	5.60	10.95
CLASS C SHARES	6/30/06
Without CDSC		30.99	(7.35)	6.10	11.22
With CDSC**		29.99	(8.35)	6.10	11.22
CLASS R5 SHARES	5/15/06	31.53	(6.48)	6.73	11.55
SELECT CLASS SHARES	4/17/97	31.21	(6.77)	6.57	11.46

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for the Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of the Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Debt Fund, the JPMorgan Emerging Markets Bond Index Global and the Lipper Emerging Markets Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the JPMorgan Emerging Markets Bond Index Global does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The JPMorgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total return for external currency denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The index is administered by JPMorgan Securities Inc., an affiliate of the advisor. The Lipper Emerging Markets Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of nondiversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 1, 2005
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$117,662
Primary Benchmark	Barclays Capital U.S. TIPS Index
Average Credit Quality	AAA
Duration	7.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Real Return Fund, which seeks to maximize inflation protected return,* gained 7.53%** (Select Class Shares) for the six months ended August 31, 2009, compared to the 7.55% return for the Barclays U.S. Capital TIPS Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund slightly underperformed its benchmark for the period. The reporting period was characterized by a return to more normal credit and liquidity conditions and a rally in the spread sectors (non-U.S. Treasury securities). Looking back, spread sector prices fell in 2008, in particular following the September bankruptcy of Lehman Brothers. This triggered periods of extreme volatility in the financial markets, a rapidly weakening economy, frozen credit markets and forced selling by leveraged investors. Collectively, this led to an extreme “flight to quality,” as investors flocked to traditional short-term U.S. Treasuries and sold securities that were perceived to be risky.

While the economy remained weak, the environment began to improve late in the first quarter of 2009. The government’s aggressive initiatives helped to stabilize the financial system and unfreeze the credit markets. In addition, in the second quarter, there were signs that the economy was bottoming. As a result, investor confidence rose, risk aversion began to abate and credit spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields decline and total returns increase relative to comparable-duration U.S. Treasuries.

There has been a change in terms of inflation expectations during the past year. While inflation has remained muted, fears of deflation that previously gripped the market were replaced by concerns for future inflation. This change in sentiment occurred as economic data became “less negative” and, in some cases, marginally better. In addition, the government’s economic stimulus program and the Federal Reserve’s accommodative monetary policies stoked fears of inflation. This, in turn, caused the yield spread between a nominal U.S. Treasury bond and a U.S. Treasury Inflation Protected Security (“TIPS”) of equal maturity (also referred to as TIPS breakeven) to substantially increase during the reporting period.

The largest contributor to the Fund’s performance was its exposure to TIPS, as they rallied along with rising inflation expectations. In addition, the Fund utilized derivatives to increase its exposure to TIPS during the reporting period. The Fund also benefited from adjusting it duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) during the reporting period. This entailed reducing or increasing duration as U.S. Treasury yields fluctuated.

Somewhat hurting the Fund’s performance was the challenge associated with investing incoming cash flows during periods of market illiquidity. As discussed, during the extreme flight to quality, demand for traditional short-term U.S. Treasuries increased, whereas investors sold non-Treasuries and TIPS creating large disparities in the bid/ask for these securities (the difference between the price sellers are asking for and the price that buyers are willing to pay). While liquidity improved and demand for TIPS subsequently increased as the reporting period progressed, this was, overall, a modest detractor from results.

Q:	HOW WAS THE FUND MANAGED?

A:	Throughout the reporting period, we continued to seek opportunistic, relative-value investments for the Fund’s portfolio. This was accomplished using balanced top-down macroeconomic themes with bottom-up security selection. Adjusting the Fund’s TIPS exposure to a long position (by purchasing TIPS and selling nominal Treasuries) early in the period was not initially rewarded, given lingering deflationary concerns. However, the decision to increase the Fund’s TIPS exposure was beneficial, as their prices rallied.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	97.9%
Others (each less than 1.0%)	0.5
Short-Term Investment	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   5

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	9/1/05
Without Sales Charge		7.42%	(2.42)%	2.59%	1.83%
With Sales Charge*		3.35	(6.05)	1.29	0.86
CLASS C SHARES	9/1/05
Without CDSC		7.10	(2.94)	2.07	1.32
With CDSC**		6.10	(3.94)	2.07	1.32
INSTITUTIONAL CLASS SHARES	9/1/05	7.59	(2.04)	2.96	2.25
SELECT CLASS SHARES	9/1/05	7.53	(2.24)	2.81	2.08

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/1/05 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 1, 2005.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Real Return Fund, Barclays Capital U.S. TIPS Index and Lipper Treasury Inflation-Protected Securities Funds Index from September 1, 2005 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month preceding the Fund’s inception. The performance of the Barclays Capital U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Treasury Inflation-Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The Lipper Treasury Inflation-Protected Securities Funds Index is an index based on total returns of the 30 largest mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 30, 1990
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$117,433
Primary Benchmark	Barclays Capital 1–3 Year U.S. Government Bond Index
Average Credit Quality	AA1
Duration	1.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund II, which seeks a high level of income, consistent with preservation of capital,* returned 2.14%** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 1.26% return for the Barclays Capital 1–3 Year U.S. Government Bond Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. The U.S. economy was generally weak over the period, as gross domestic product (GDP) contracted, unemployment reached a 26-year high and there were continued strains in the housing market. However, there were some signs that a bottom may be at hand, although it may take time for the government’s stimulus programs to gain traction and meaningfully improve economic conditions. Despite the challenging economic environment, spread product (non-U.S. Treasuries) generated strong results. In contrast to last year’s credit crisis, the frozen credit markets began to thaw, liquidity improved and it appeared that investor risk aversion seemed to abate during the reporting period.

Against this backdrop, the Fund’s overweight to spread product and underweight to U.S. Treasuries positively contributed to performance. In particular, the Fund benefitted from its overweight exposures to asset-backed, agency mortgage-backed and commercial mortgage-backed securities. The Fund’s corporate debt holdings also aided its returns. In each case, spreads in these sectors narrowed from their elevated levels in calendar year 2008. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. The Fund’s U.S. Treasury underweight was a positive as they underperformed the spread sectors.

Overall, the Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) was slightly short versus the benchmark. This had a minimal impact on the Fund’s performance. In terms of yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time), the Fund utilized a barbell approach, emphasizing both short-term securities and issues in the three to five year portion of the curve. While three to five year U.S. Treasury yields rose during the period, this was offset by our overweight duration in non-U.S. Treasury investments, as their spreads narrowed.

Q:	HOW WAS THE FUND MANAGED?

A:	During the reporting period, the Fund’s portfolio management team changed and several adjustments were gradually made to its portfolio. For example, we modified certain sector positions and focused on security selection, looking for attractively valued securities. In addition, we adjusted the Fund’s yield curve positioning by adding to its exposure to non-U.S. Treasuries in the three to five portion of the curve, which benefited performance. As in the past, maintaining liquidity and a high quality portfolio remained paramount in the management of the Fund.

PORTFOLIO COMPOSITION***

U.S. Government Agency Securities	31.8%
U.S. Treasury Obligations	25.1
Corporate Bonds	23.8
Asset-Backed Securities	10.3
Collateralized Mortgage Obligations	5.5
Commercial Mortgage-Backed Securities	2.4
Others (each less than 0.1%)	0.4
Short-Term Investment	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   7

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/6/96
Without Sales Charge		1.90%	(1.45)%	0.91%	2.72%
With Sales Charge*		(0.37)	(3.65)	0.44	2.48
CLASS M SHARES	7/1/99
Without Sales Charge		1.77	(1.69)	0.66	2.47
With Sales Charge**		0.29	(3.16)	0.34	2.31
SELECT CLASS SHARES	11/30/90	2.14	(1.18)	1.18	3.00

*	Sales Charge for Class A Shares is 2.25%.

**	Sales Charge for Class M Shares is 1.50%.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Short Term Bond Fund II, the Barclays Capital 1–3 Year U.S. Government Bond Index and the Lipper Short Investment Grade Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestments of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government Bond Index is an unmanaged index composed of securities in the U.S. Government Bond Index with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Strategic Income Opportunities Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Commencement of Operations	October 13, 2008
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$1,367,381
Primary Benchmark	Barclays Capital U.S. Universal Index
Secondary Benchmark	Strategic Income Opportunities Fund Custom Benchmark
Average Credit Quality	BBB+
Duration	1.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Income Opportunities Fund, which seeks to provide high total return,* returned 15.59%** (Select Class Shares) for the six months ended August 31, 2009. The Fund’s performance is compared to both the Barclays Capital U.S. Universal Index, which returned 7.71% and the Fund’s customized benchmark, which returned 17.16% for the same period. The customized benchmark is comprised of 33% Barclays Capital U.S. Government Bond Index, 33% Merrill Lynch High Yield Master II Index and 33% Barclays Capital Global Aggregate Index (ex-USD).

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its primary benchmark and underperformed its customized benchmark for the period. The U.S. economy remained weak during the six month period, as gross domestic product (GDP) contracted, consumer spending was weak and unemployment reached a 26-year high. However, as the period progressed, there were signs that the economy may be experiencing a bottoming process. This was due, in part, to the government’s aggressive actions to stabilize the financial markets and flood the system with liquidity. Against this backdrop, investor confidence improved, it appeared that risk aversion began to abate and demand for riskier assets substantially increased. As a result, non-U.S. Treasury securities generated strong returns, as their spreads narrowed from last year’s exceptionally wide levels. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields decline and total returns increase, relative to a comparable-duration U.S. Treasuries.

The Fund has a great deal of flexibility in terms of its asset allocation strategy and it was rewarded for its exposure to a wide variety of spread sectors (non-U.S. Treasuries). The largest contributor to performance was the Fund’s large allocation to high yield securities (i.e., junk bonds). Following their record wide spreads in 2008, this sector produced exceptionally strong returns during the reporting period and the Fund was well-positioned to capitalize on this reversal of fortune. Also benefiting the Fund was its allocation to non-agency mortgage-backed securities, investment grade and crossover securities (assigned different ratings e.g., investment grade and high yield, by multiple rating agencies). In both cases, these holdings produced solid results as their spreads narrowed

Elsewhere, the Fund’s performance was enhanced by its exposure to closed-end Funds. In particular, we targeted funds that we found to be well-positioned and that were attractively valued as they were trading at significant discounts to their net asset values (NAVs). Another strategy that, overall, positively contributed to results was the Fund’s use of credit default swaps (CDS). These instruments are utilized to obtain overweight or underweight exposures to individual companies and sectors. More specifically, during the period they were used to initiate long exposures (overweights) in areas that we felt were attractively valued and short positions (underweights) in areas that we felt were not attractive from a valuation perspective. In particular, the Fund benefited from its use of CDS to gain long exposures to securities issued by several insurance companies. Less successful was the Fund’s short positions in emerging markets debt and commercial mortgage-backed securities, as these sectors performed well during the reporting period.

The Fund’s duration, which was a byproduct of its sector exposures and investment strategies, was lower than the benchmark. Duration measures the expected price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates. This was a positive to relative performance as interest rates rose over the period. Lastly, the Fund benefited from its large exposure to money market instruments. Cash was invested in these instruments rather than allocating to U.S. Treasuries, which performed poorly during the reporting period.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is a multi-sector absolute return-oriented Fund. We opportunistically looked for best ideas across multiple fixed income strategies and asset sectors, including the ultra conservative (cash) to moderate (government and high-quality corporate securities), to the more aggressive (high yield and emerging markets). The Fund used security selection and derivatives to adjust allocations among these strategies and sectors.

Given our expectations for narrowing spreads, we proactively increased the Fund’s exposure to credit instruments, from approximately 40% of its total assets at the beginning of the period, to approximately 58% as of August 31, 2009.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   9

JPMorgan Strategic Income Opportunities Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Significant credit allocations within this period end exposure included approximately 38% in high yield bonds, 9% in non-agency mortgage-backed securities and home equity loans, and 7% in investment grade/crossover securities. The Fund also had a 1% exposure to U.S. government securities.

Toward the end of the reporting period, we became somewhat more defensive and pared the Fund’s investment grade and high yield exposure and captured profits. The Fund had significant net inflows and held a large cash position during the period as we looked for investment opportunities. This allocation to cash was further increased late in the period which is in line with the Fund’s absolute return orientation. When the Fund used derivatives as a substitute for securities, it kept cash invested in money market instruments to support those positions; at August 31, 2009, this was approximately 8% of the money market exposure.

PORTFOLIO COMPOSITION***

Corporate Bonds	33.9%
Collateralized Mortgage Obligations	7.4
Loan Participations & Assignments	6.3
U.S. Treasury Obligations	4.3
Asset-Backed Securities	1.4
Commercial Mortgage-Backed Securities	1.0
Others (each less than 1.0%)	1.1
Short-Term Investments	44.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

10   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	SINCE INCEPTION
CLASS A SHARES	10/13/08
Without Sales Charge		15.53%	18.37%
With Sales Charge*		11.18	13.93
CLASS C SHARES	10/13/08
Without CDSC		15.23	17.87
With CDSC**		14.23	16.87
CLASS R5 SHARES	10/13/08	15.79	18.92
SELECT CLASS SHARES	10/13/08	15.59	18.66

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period.

LIFE OF FUND PERFORMANCE (10/13/08 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 13, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Income Opportunities Fund, the Barclays Capital U.S. Universal Index, the Strategic Income Opportunities Fund Custom Benchmark and the Lipper Multi-Sector Income Funds Index from October 13, 2008 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper Multi-Sector Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Barclays Capital U.S. Universal Index and the Strategic Income Opportunities Fund Custom Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The Strategic Income Opportunities Fund Custom Benchmark is comprised of 33% Barclays Capital Government Bond Index, 33% Merrill Lynch High Yield Master Index and 33% Barclays Capital Global Aggregate Index (ex-USD). The Lipper Multi-Sector Income Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the commencement of operations date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   11

JPMorgan Total Return Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	June 16, 2008
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$634,308
Primary Benchmark	Barclays Capital U.S. Aggregate Index
Average Credit Quality	AA–
Duration	4.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Total Return Fund, which seeks to provide high total return,* returned 14.96%** (Select Class Shares) for the six months ended August 31, 2009, compared to the 5.95% return for the Barclays Capital U.S. Aggregate Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. The U.S. economy remained weak during the six month period, as gross domestic product (GDP) contracted, consumer spending was weak and unemployment reached a 26-year high. However, as the period progressed, there were signs that the economy may be experiencing a bottoming. This was due, in part, to the government’s aggressive actions to stabilize the financial markets and flood the system with liquidity. Against this backdrop, investor confidence improved, it appeared that risk aversion began to abate and demand for riskier assets substantially increased. As a result, non-U.S. Treasury securities generated strong returns, as their spreads narrowed from last year’s exceptionally wide levels. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields decline and total returns increase, relative to a comparable-duration U.S. Treasuries.

To a great extent, the sectors and strategies that detracted from the Fund’s performance during last year’s credit crisis substantially contributed to its results during the reporting period. Nowhere was this more evident than in the high yield sector. Following their record wide spreads in calendar year 2008, the sector produced exceptionally strong returns during the reporting period and the Fund was well-positioned to capitalize on this reversal of fortune. Also benefiting the Fund was its allocation to non-agency mortgage-backed securities and investment grade bonds. In both cases, these holdings produced solid results as their spreads narrowed.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) was tactically adjusted during the reporting period and positively contributed to results. The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) also helped returns.

Another strategy that, overall, positively contributed to results was the Fund’s use of credit default swaps (CDS). These instruments are utilized to obtain overweight or underweight exposures to individual companies and sectors. More specifically, during the period they were used to initiate long exposures (overweights) in areas that we felt were attractively valued and short positions (underweights) in areas that we felt were not attractive from a valuation perspective. In particular, the Fund benefited from its use of CDS that provided long exposures to several insurance companies. Less successful were the Fund’s short positions in commercial mortgage-backed securities and emerging markets debt, as these sectors performed well during the reporting period. Overall, the Fund’s CDS position decreased its economic exposure to individual companies and sectors during the reporting period.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to actively manage the Fund’s portfolio during the reporting period. After reaping the benefits of the spread sector (non-U.S. Treasuries) rally, we moved to a somewhat more defensive position late in the reporting period. For example, we pared our high yield (i.e., junk bond) and investment grade exposure and captured profits. That said, the Fund maintained its overweight to the spread sectors throughout the reporting period.

PORTFOLIO COMPOSITION***

Corporate Bonds	28.7%
Mortgage Pass-Through Securities	25.6
Collateralized Mortgage Obligations	8.2
U.S. Treasury Obligations	8.1
U.S. Government Agency Securities	5.7
Asset-Backed Securities	4.8
Commercial Mortgage-Backed Securities	1.7
Others (each less than 1.0%)	0.5
Short-Term Investments	16.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of August 31, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	6/16/08
Without Sales Charge		15.05%	7.15%	7.82%
With Sales Charge*		10.69	3.09	4.46
CLASS C SHARES	6/16/08
Without CDSC		14.55	6.35	7.09
With CDSC**		13.55	5.35	7.09
CLASS R5 SHARES	6/16/08	15.05	7.41	8.05
SELECT CLASS SHARES	6/16/08	14.96	7.24	7.91

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/16/08 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 16, 2008.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Total Return Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index from June 16, 2008 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper Intermediate Investment Grade Debt Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   13

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 13.9%
	Brazil — 1.3%
1,060	Centrais Eletricas Brasileiras S.A., 6.875%, 07/30/19 (e) (m)	1,119
BRL 10,055	Lehman Brothers Holdings, Inc., CLN, 10.000%, 01/03/12 (linked to Brazilian Real Notes, 10.000%, 01/03/12; credit rating BBB+) (d) (e) (f) (i) (o)	814
		1,933
	Colombia — 1.2%
1,630	Ecopetrol S.A., 7.625%, 07/23/19 (e) (m)	1,738
	Kazakhstan — 2.6%
	KazMunaiGaz Finance Sub BV,
1,914	8.375%, 07/02/13	1,868
1,801	9.125%, 07/02/18 (e) (m)	1,736
340	11.750%, 01/23/15 (e) (m)	368
		3,972
	Mexico — 0.8%
MXN 40,000	Depfa Bank plc, Zero Coupon, 06/15/15 (i)	1,145
	Philippines — 0.9%
1,340	Power Sector Assets & Liabilities Management, 7.250%, 05/27/19 (e) (m)	1,380
	Russia — 6.0%
3,412	Gazprom International S.A., 7.201%, 02/01/20	3,412
1,225	Gazstream S.A. for Gazprom OAO, 5.625%, 07/22/13	1,228
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
2,830	7.125%, 01/14/14 (e) (m)	2,803
720	7.175%, 05/16/13	720
820	9.000%, 06/11/14 (e) (m)	871
		9,034
	Trinidad & Tobago — 0.9%
1,642	National Gas Co. of Trinidad & Tobago Ltd., 6.050%, 01/15/36	1,281
	Ukraine — 0.2%
320	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 6.800%, 10/04/12	230
	Total Corporate Bonds (Cost $26,419)	20,713
Foreign Government Securities — 78.0%
	Argentina — 1.9%
	Republic of Argentina,
6,804	SUB, 2.500%, 12/31/38 (m)	1,855
1,625	8.280%, 12/31/33 (m)	942
		2,797
	Brazil — 16.6%
	Banco Nacional de Desenvolvimento Economico e Social,
2,500	6.369%, 06/16/18 (e) (m)	2,575
930	6.500%, 06/10/19 (e) (m)	970
BRL 435	Brazil Notas do Tesouro Nacional, 10.000%, 01/01/17 (m)	2,048
	Federal Republic of Brazil,
6,958	8.000%, 01/15/18 (m)	7,914
2,539	8.250%, 01/20/34 (m)	3,142
2,100	8.750%, 02/04/25 (m)	2,620
800	8.875%, 10/14/19 (m)	998
895	8.875%, 04/15/24 (m)	1,114
2,038	12.250%, 03/06/30 (m)	3,403
		24,784
	Colombia — 3.4%
	Republic of Colombia,
530	7.375%, 01/27/17 (m)	586
2,085	7.375%, 03/18/19 (m)	2,282
340	7.375%, 09/18/37 (m)	355
575	11.750%, 02/25/20 (m)	796
COP 1,772,000	12.000%, 10/22/15	1,009
		5,028
	Costa Rica — 0.7%
868	Republic of Costa Rica, 9.995%, 08/01/20	1,072
	Dominican Republic — 2.3%
2,065	Citigroup Funding, Inc., CLN, 13.000%, 01/11/13 (linked to Dominican Republic Government Bond, 13.000%, 01/11/13; credit rating B) (e) (i)	1,861
	Government of Dominican Republic,
820	9.040%, 01/23/18 (e) (m)	766
896	9.040%, 01/23/18	838
25	9.500%, 09/27/11	26
		3,491
	El Salvador — 0.5%
760	Republic of El Salvador, 8.250%, 04/10/32 (e) (m)	730
	Gabon — 0.7%
1,065	Republic of Gabon, 8.200%, 12/12/17 (e) (m)	1,042
	Ghana — 0.6%
1,550	Barclays Bank plc, CLN, 13.500%, 04/07/10 (linked to Government of Ghana 3-Year Bond, 13.500%, 03/30/10; credit rating B+) (e) (i)	839

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Guatemala — 0.3%
	Republic of Guatemala,
216	8.125%, 10/06/34	242
130	9.250%, 08/01/13	146
		388
	Indonesia — 6.7%
1,070	Deutsche Bank AG, London Branch, CLN, 15.000%, 07/20/18 (linked to Indonesia Government Bond, 15.000%, 07/15/18; credit rating BB+) (e) (i)	1,343
	Republic of Indonesia,
3,320	6.875%, 01/17/18 (e) (m)	3,411
552	6.875%, 01/17/18	567
400	8.500%, 10/12/35	450
3,135	11.625%, 03/04/19 (e) (m)	4,225
		9,996
	Iraq — 0.6%
1,279	Republic of Iraq, 5.800%, 01/15/28	883
	Mexico — 5.8%
	United Mexican States,
2,004	5.950%, 03/19/19	2,036
1,000	6.050%, 01/11/40	938
2,335	7.500%, 04/08/33	2,624
MXN 8,900	8.000%, 12/19/13 (m)	685
324	8.000%, 09/24/22	380
291	8.300%, 08/15/31	354
MXN 2,780	9.000%, 12/20/12 (m)	222
1,085	11.375%, 09/15/16 (m)	1,469
		8,708
	Nigeria — 0.7%
1,490	Citigroup Funding, Inc., CLN, 9.000%, 12/17/10 (linked to Republic of Nigeria Treasury Bond, 9.000%, 12/14/10; credit rating B+) (e) (i)	1,079
	Panama — 2.3%
	Republic of Panama,
2,530	7.250%, 03/15/15 (m)	2,806
500	9.375%, 04/01/29 (m)	640
		3,446
	Peru — 5.3%
4,870	IIRSA Norte Finance Ltd., 8.750%, 05/30/24	4,894
	Republic of Peru,
482	6.550%, 03/14/37	480
790	7.350%, 07/21/25	869
600	8.375%, 05/03/16 (m)	704
844	9.875%, 02/06/15 (m)	1,046
		7,993
	Philippines — 2.4%
	Republic of Philippines,
600	7.500%, 09/25/24	651
890	7.750%, 01/14/31	969
1,569	8.250%, 01/15/14	1,789
174	8.375%, 06/17/19	203
		3,612
	Russia — 11.2%
16,406	Russian Federation, SUB, 7.500%, 03/31/30	16,755
	Turkey — 4.7%
	Republic of Turkey,
1,050	6.875%, 03/17/36	1,005
1,485	7.250%, 03/05/38	1,470
1,000	7.500%, 07/14/17	1,085
1,680	7.500%, 11/07/19	1,815
1,400	11.500%, 01/23/12	1,638
		7,013
	Ukraine — 1.8%
1,840	CS International for City of Kiev Ukraine, 8.250%, 11/26/12 (e) (i)	1,387
	Government of Ukraine,
20	6.580%, 11/21/16	16
880	6.750%, 11/14/17	725
570	7.650%, 06/11/13	524
		2,652
	Uruguay — 1.2%
	Republic of Uruguay,
UYU 19,218	VAR, 6.116%, 09/14/18 (m)	624
465	7.500%, 03/15/15	512
270	7.625%, 03/21/36	275
379	8.000%, 11/18/22	407
		1,818
	Venezuela — 8.3%
	Republic of Venezuela,
11,022	5.750%, 02/26/16	7,550
775	7.000%, 12/01/18	498
780	7.650%, 04/21/25	466
5,580	9.250%, 05/07/28	3,850
		12,364
	Total Foreign Government Securities (Cost $110,675)	116,490
Supranational — 0.8%
UYU 29,370	International Bank for Reconstruction & Development, 3.400%, 04/15/17 (m) (Cost $1,491)	1,252

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   15

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligations — 4.3%
	U.S. Treasury Notes,
5,900	2.625%, 07/31/14 (m)	5,970
405	3.250%, 12/31/09 (k) (m)	409
	Total U.S. Treasury Obligations (Cost $6,347)	6,379

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 4.4%
	Investment Company — 4.4%
6,538	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.230% (b) (l) (m) (Cost $6,538)	6,538
	Total Investments — 101.4% (Cost $151,470)	151,372
	Liabilities in Excess of Other Assets — (1.4)%	(2,058)
	NET ASSETS — 100.0%	$149,314

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
119	30 Year U.S. Treasury Bond	12/21/09	14,250	115
49	2 Year U.S. Treasury Note	12/31/09	10,601	23
	Short Futures Outstanding
(38)	10 Year U.S. Treasury Note	12/21/09	(4,454)	(37)
(129)	5 Year U.S. Treasury Note	12/31/09	(14,867)	(85)
				16

Credit Default Swaps — Buy Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Barclays Bank plc:
Kingdom of Sweden, 3.875%, 12/29/09	1.100% quarterly	03/20/14	0.477%	$3,290	(96)	—
Republic of Austria, 5.250%, 01/04/11	0.493% quarterly	12/20/13	0.674	3,070	20	—
Republic of Kazakhstan, 11.125%, 05/11/07	10.920% semi-annually	11/20/13	3.500	1,750	(543)	—
Russian Federation, 7.500%, 03/31/30	0.475% semi-annually	04/20/12	2.399	530	25	—
Citibank, N.A.:
Republic of Colombia, 10.375%, 01/28/33	2.150% semi-annually	09/20/14	1.714	790	(19)	—
Republic of Hungary, 4.750%, 02/03/15	4.800% semi-annually	04/20/14	2.394	4,100	(498)	—
Credit Suisse International:
Republic of Austria, 5.250%, 01/04/11	0.520% quarterly	12/20/13	0.674	1,020	5	—
Deutsche Bank AG, New York:
Republic of Austria, 5.250%, 01/04/11	0.520% quarterly	12/20/13	0.674	5,910	31	—
Republic of Bulgaria, 8.250%, 01/15/15	5.000% semi-annually	10/20/13	2.438	5,830	(673)	—
Republic of Colombia, 10.375%, 01/28/33	0.9142% semi-annually	04/20/12	1.334	410	3	—
Republic of Turkey, 11.875%, 01/15/30	5.800% semi-annually	11/20/13	2.010	1,690	(279)	—
Russian Federation, 7.500%, 03/31/30	0.495% semi-annually	04/20/12	2.399	350	16	—
United Mexican States, 7.500%, 04/08/33	0.810% semi-annually	08/20/10	1.177	70	— (h)	—

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

SWAP COUNTERPARTY/REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Morgan Stanley Capital Services:
Republic of Argentina, 8.280%, 12/31/33	2.620% semi-annually	07/20/12	16.163%	870	258	—
Republic of Colombia, 10.375%, 01/28/33	1.000% semi-annually	04/20/12	1.334	750	4	—
Republic of Venezuela, 9.250%, 09/15/27	2.570% semi-annually	07/20/12	11.034	960	189	—
Russian Federation, 12.750%, 06/24/28	0.640% semi-annually	09/20/10	1.514	400	3	—
Russian Federation, 7.500%, 03/31/30	0.900% semi-annually	07/20/10	1.464	500	2	—
Russian Federation, 7.500%, 03/31/30	0.750% semi-annually	08/20/10	1.491	750	5	—
Russian Federation, 7.500%, 03/31/30	0.530% semi-annually	08/20/11	2.166	660	21	—
Russian Federation, 7.500%, 03/31/30	0.500% semi-annually	11/20/11	2.267	740	27	—
United Mexican States, 7.500%, 04/08/33	0.960% semi-annually	07/20/10	1.155	2,000	1	—
Royal Bank of Scotland:
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	0.591	190	(14)	—
Republic of Slovenia, 5.375%, 04/11/11	2.197% semi-annually	02/20/14	0.591	310	(21)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	0.591	510	(33)	—
Republic of Slovenia, 5.375%, 04/11/11	1.900% semi-annually	02/20/14	0.591	640	(36)	—
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	0.591	1,410	(89)	—
Union Bank of Switzerland AG:
Republic of Argentina, 8.280%, 12/31/33	2.620% semi-annually	07/20/12	16.163	520	154	—
Republic of Venezuela, 9.250%, 09/15/27	2.030% semi-annually	06/20/12	10.995	510	104	—
Republic of Venezuela, 9.250%, 09/15/27	2.550% semi-annually	07/20/12	11.034	770	152	—
Russian Federation, 7.500%, 03/31/30	0.900% semi-annually	08/20/10	1.491	300	2	—
					(1,279)	—

Credit Default Swaps — Sell Protection [2]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Barclays Bank plc:
Republic of Kazakhstan, 11.125%, 05/11/07*	0.680% semi-annually	08/20/12	3.336%	1,510	(111)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.721% semi-annually	03/20/12	10.855	1,520	(293)	—
Citibank, N.A.:
Republic of Argentina, 8.280%, 12/31/33*	2.160% semi-annually	06/20/12	16.149	720	(216)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.630% semi-annually	05/20/11	2.955	1,410	(52)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.600% semi-annually	03/20/12	3.238	870	(53)	—
Deutsche Bank AG, New York:
Republic of Argentina, 8.280%, 12/31/33*	1.960% semi-annually	04/20/12	16.107	230	(66)	—
Republic of Argentina, 8.280%, 12/31/33*	2.140% semi-annually	06/20/12	16.149	1,140	(342)	—
Republic of Argentina, 8.280%, 12/31/33*	2.080% semi-annually	07/20/12	16.163	830	(257)	—
Republic of Argentina, 8.280%, 12/31/33*	2.327% semi-annually	07/20/12	16.163	1,450	(440)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.610% semi-annually	03/20/12	3.238	620	(38)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.535% semi-annually	03/20/12	3.238	1,510	(95)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.710% semi-annually	08/20/12	3.336	1,090	(79)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.620% semi-annually	04/20/12	10.904	410	(81)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.604% semi-annually	04/20/12	10.904	870	(173)	—
Russian Federation, 7.500%, 03/31/30*	0.770% semi-annually	08/20/10	1.491	70	— (h)	—
Russian Federation, 7.500%, 03/31/30*	0.525% semi-annually	12/20/11	2.297	1,360	(52)	—
Russian Federation, 7.500%, 03/31/30*	0.510% semi-annually	12/20/11	2.297	1,580	(61)	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   17

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SWAP COUNTERPARTY/REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Morgan Stanley Capital Services:
Republic of Argentina, 8.280%, 12/31/33*	3.380% semi-annually	10/20/10	14.138%	400	(40)	—
Republic of Argentina, 8.280%, 12/31/33*	2.160% semi-annually	06/20/12	16.149	1,430	(428)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.690% semi-annually	04/20/12	10.904	750	(148)	—
Republic of Venezuela, 9.250%, 09/15/27*	3.400% semi-annually	08/20/12	11.070	90	(17)	—
Russian Federation, 7.500%, 03/31/30*	1.010% semi-annually	07/20/10	1.464	2,000	(6)	—
Union Bank of Switzerland AG:
Republic of Venezuela, 9.250%, 09/15/27*	2.510% semi-annually	07/20/12	11.034	1,550	(307)	—
					(3,355)	—

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

*	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection would offset potential amounts paid at a credit event for protection sold.

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.3%
154	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.526%, 11/25/35 (m)	144
254	Residential Asset Securities Corp., Series 2005-KS10, Class 1A2, VAR, 0.516%, 11/25/35 (m)	213
	Total Asset-Backed Securities (Cost $407)	357
Collateralized Mortgage Obligations — 0.2%
	Non-Agency CMO — 0.2%
150	Adjustable Rate Mortgage Trust, Series 2005-12, Class 5A1, VAR, 0.516%, 03/25/36 (m)	80
308	Harborview Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 0.589%, 08/19/45 (m)	165
	Total Collateralized Mortgage Obligations (Cost $459)	245
U.S. Treasury Obligations — 95.5%
	U.S. Treasury Inflation Indexed Bonds,
2,630	1.750%, 01/15/28	2,524
3,990	2.000%, 01/15/26	4,213
7,780	2.375%, 01/15/25	9,097
1,820	2.375%, 01/15/27	1,994
3,460	2.500%, 01/15/29	3,640
1,320	3.375%, 04/15/32	1,926
2,465	3.625%, 04/15/28 (m)	3,962
1,710	3.875%, 04/15/29	2,812
	U.S. Treasury Inflation Indexed Notes,
5,595	0.625%, 04/15/13	5,620
2,775	0.875%, 04/15/10	3,154
1,310	1.250%, 04/15/14	1,335
3,700	1.375%, 07/15/18	3,584
4,945	1.625%, 01/15/15	5,576
3,275	1.625%, 01/15/18	3,335
6,065	1.875%, 07/15/13	7,245
2,790	1.875%, 07/15/15	3,133
1,780	1.875%, 07/15/19	1,815
5,335	2.000%, 04/15/12	5,800
4,685	2.000%, 01/15/14	5,571
3,883	2.000%, 07/15/14	4,534
6,645	2.000%, 01/15/16	7,348
3,025	2.125%, 01/15/19	3,128
3,050	2.375%, 04/15/11	3,393
3,130	2.375%, 01/15/17	3,493
2,990	2.500%, 07/15/16	3,355
3,160	2.625%, 07/15/17	3,499
3,780	3.000%, 07/15/12 (k)	4,763
855	3.375%, 01/15/12	1,095
1,075	3.500%, 01/15/11	1,383
	Total U.S. Treasury Obligations (Cost $110,578)	112,327

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.5%
	Investment Company — 1.5%
1,773	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.230% (b) (l) (m) (Cost $1,773)	1,773
	Total Investments — 97.5% (Cost $113,217)	114,702
	Other Assets in Excess of Liabilities — 2.5%	2,960
	NET ASSETS — 100.0%	$117,662

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   19

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	10 Year U.S. Treasury Note	12/21/09	$469	$3
	Short Futures Outstanding
(2)	10 Year U.S. Treasury Note	12/21/09	(234)	(2)
(2)	Treasury Bonds	12/21/09	(240)	(1)
(10)	2 Year U.S. Treasury Note	12/31/09	(2,163)	(4)
(6)	5 Year U.S. Treasury Note	12/31/09	(692)	(4)
				$(8)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Credit Suisse International (†)	U.S. Treasury Inflation Indexed Bond, 3.875%, 04/15/29	$126.18	09/29/09	$3,000	$(37)	$—

(†)	If the market price exceeds the price lock at termination, the Fund receives the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund pays the difference between the price lock and the market price.

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 10.2%
125	AmeriCredit Automobile Receivables Trust, Series 2009-1, Class A3, 3.040%, 10/15/13	125
	Bank of America Auto Trust,
235	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	237
100	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	102
65	Capital One Prime Auto Receivables Trust, Series 2007-2, Class A3, 4.890%, 01/15/12	66
	Carmax Auto Owner Trust,
449	Series 2008-1, Class A2, VAR, 0.973%, 04/15/11	450
400	Series 2009-1, Class A3, 4.120%, 03/15/13	414
90	Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.820%, 01/15/16	90
	CNH Equipment Trust,
45	Series 2009-A, Class A3, 5.280%, 11/15/12	47
365	Series 2009-B, Class A3, 2.970%, 03/15/13	371
362	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35 (i)	335
	Daimler Chrysler Auto Trust,
500	Series 2007-A, Class A3A, 5.000%, 02/08/12	513
150	Series 2008-B, Class A3A, 4.710%, 09/10/12	154
	Ford Credit Auto Owner Trust,
721	Series 2007-A, Class A3A, 5.400%, 08/15/11	739
200	Series 2009-B, Class A3, 2.790%, 08/15/13	203
526	GSAMP Trust, Series 2006-NC1, Class A2,VAR, 0.446%, 02/25/36 (i)	368
350	Harley-Davidson Motorcycle Trust, Series 2007-1, Class A4, 5.210%, 06/17/13	365
692	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 0.446%, 07/25/36 (i)	532
	Honda Auto Receivables Owner Trust,
1,000	Series 2007-2, Class A4, 5.570%, 11/21/13	1,049
100	Series 2009-3, Class A3, 2.310%, 05/15/13	100
571	Hyundai Auto Receivables Trust, Series 2008-A, Class A2, 4.160%, 05/16/11	577
	Nissan Auto Receivables Owner Trust,
397	Series 2006-B, Class A4, 5.220%, 11/15/11	403
250	Series 2009-1, Class A3, 5.000%, 09/15/14	262
500	Series 2009-A, Class A3, 3.200%, 02/15/13	508
490	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, VAR, 0.466%, 02/25/36 (i)	432
537	Residential Asset Securities Corp., Series 2006-KS2, Class A3, VAR, 0.456%, 03/25/36 (i)	440
264	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, VAR, 0.446%, 12/25/35 (i)	242
1,000	USAA Auto Owner Trust, Series 2008-2, Class A3, 4.640%, 10/15/12	1,034
125	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	129
1,000	Wachovia Auto Loan Owner Trust, Series 2008-1, Class A3, 4.270%, 04/20/12	1,023
	World Omni Auto Receivables Trust,
448	Series 2006-A, Class A4, 5.030%, 10/17/11	454
254	Series 2007-B, Class A3A, 5.280%, 01/17/12	260
	Total Asset-Backed Securities (Cost $12,394)	12,024
Collateralized Mortgage Obligations — 5.5%
	Agency CMO — 5.5%
	Federal National Mortgage Association REMICS,
1,841	Series 2006-43, Class G, 6.500%, 09/25/33	1,901
2,676	Series 2006-63, Class AB, 6.500%, 10/25/33	2,756
1,725	Series 2006-63, Class AE, 6.500%, 10/25/33	1,776
7	Government National Mortgage Association, Series 2002-24, Class FA, VAR, 0.773%, 04/16/32 (m)	7
	Total Collateralized Mortgage Obligations (Cost $6,319)	6,440
Commercial Mortgage-Backed Securities — 2.4%
673	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.176%, 11/10/41	672
	CS First Boston Mortgage Securities Corp.,
572	Series 2001-CP4, Class A4, 6.180%, 12/15/35	599
309	Series 2004-C3, Class A3, 4.302%, 07/15/36	308
623	Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A2, 3.285%, 07/05/35	626
628	LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A2, 3.246%, 03/15/29	629
	Total Commercial Mortgage-Backed Securities (Cost $2,795)	2,834
Corporate Bonds — 23.8%
	Consumer Discretionary — 1.7%
	Auto Components — 0.1%
65	Johnson Controls, Inc., 5.250%, 01/15/11	67
	Media — 1.6%
1,000	Comcast Cable Communications LLC, 6.750%, 01/30/11	1,063
725	Time Warner, Inc., 5.500%, 11/15/11	769
		1,832
	Multiline Retail — 0.0% (g)
50	Kohls Corp., 7.375%, 10/15/11	54
	Total Consumer Discretionary	1,953

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   21

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Consumer Staples — 2.5%
	Beverages — 1.1%
160	Coca-Cola Co. (The), 3.625%, 03/15/14	165
1,050	Coca-Cola Enterprises, Inc., 4.250%, 09/15/10	1,079
85	PepsiCo, Inc., 3.750%, 03/01/14	88
		1,332
	Food & Staples Retailing — 0.6%
700	CVS/Caremark Corp., 4.000%, 09/15/09	701
	Food Products — 0.8%
120	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	125
35	General Mills, Inc., 5.250%, 08/15/13	38
	Kraft Foods, Inc.,
600	6.000%, 02/11/13	653
100	6.250%, 06/01/12	110
		926
	Total Consumer Staples	2,959
	Energy — 0.9%
	Oil, Gas & Consumable Fuels — 0.9%
15	Anadarko Petroleum Corp., 5.750%, 06/15/14	16
215	ConocoPhillips, 8.750%, 05/25/10	228
45	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	51
622	Qatar Petroleum, (Qatar), 5.579%, 05/30/11 (e)	640
100	StatoilHydro ASA, (Norway), 5.125%, 04/30/14 (e)	108
	Total Energy	1,043
	Financials — 13.7%
	Capital Markets — 2.3%
200	Bank of New York Mellon Corp. (The), 4.950%, 11/01/12	217
550	Credit Suisse USA, Inc., 4.125%, 01/15/10	556
600	Goldman Sachs Group, Inc. (The), 5.300%, 02/14/12	632
1,175	Morgan Stanley, 4.250%, 05/15/10	1,195
60	Northern Trust Corp., 5.500%, 08/15/13	66
		2,666
	Commercial Banks — 1.5%
240	BB&T Corp., 6.500%, 08/01/11	251
75	Deutsche Bank AG, (Germany), 3.875%, 08/18/14	75
150	PNC Funding Corp., 4.500%, 03/10/10	151
135	State Street Corp., 4.300%, 05/30/14	142
250	U.S. Bank N.A., 6.375%, 08/01/11	271
800	Wachovia Corp., 5.300%, 10/15/11	845
		1,735
	Consumer Finance — 0.9%
20	Capital One Financial Corp., 7.375%, 05/23/14	22
	HSBC Finance Corp.,
600	4.125%, 11/16/09	603
120	6.375%, 11/27/12	129
200	John Deere Capital Corp., 5.250%, 10/01/12	216
100	Toyota Motor Credit Corp., VAR, 0.599%, 04/07/10	100
		1,070
	Diversified Financial Services — 1.9%
	BP Capital Markets plc, (United Kingdom),
60	3.125%, 03/10/12	62
80	3.625%, 05/08/14	82
	Caterpillar Financial Services Corp.,
150	5.750%, 02/15/12	159
50	6.125%, 02/17/14	55
	Citigroup, Inc.,
450	5.250%, 02/27/12	456
45	6.375%, 08/12/14	45
200	CME Group, Inc., 5.400%, 08/01/13	215
	General Electric Capital Corp.,
1,000	5.500%, 04/28/11	1,045
125	5.900%, 05/13/14	134
		2,253
	FDIC Guaranteed Securities (˜) — 5.6%
600	Bank of America Corp., 3.125%, 06/15/12	623
600	Citigroup, Inc., 2.875%, 12/09/11	619
	General Electric Capital Corp.,
700	2.125%, 12/21/12	704
800	3.000%, 12/09/11	828
300	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	313
600	HSBC USA, Inc., 3.125%, 12/16/11	623
400	John Deere Capital Corp., 2.875%, 06/19/12	412
1,300	Morgan Stanley, 2.900%, 12/01/10	1,333
400	SunTrust Bank, 3.000%, 11/16/11	414
700	Wells Fargo & Co., 3.000%, 12/09/11	726
		6,595
	Insurance — 0.9%
900	Allstate Corp. (The), 7.200%, 12/01/09	910
100	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	103
		1,013

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Thrifts & Mortgage Finance — 0.6%
700	Countrywide Financial Corp., 5.800%, 06/07/12	726
	Total Financials	16,058
	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
50	Eli Lilly & Co., 3.550%, 03/06/12	52
	Total Health Care	52
	Industrials — 0.3%
	Aerospace & Defense — 0.1%
150	Boeing Co. (The), 5.125%, 02/15/13	161
	Machinery — 0.1%
40	PACCAR, Inc., 6.875%, 02/15/14	45
	Road & Rail — 0.1%
30	Canadian National Railway Co., (Canada), 4.950%, 01/15/14	32
50	CSX Corp., 6.300%, 03/15/12	54
70	Union Pacific Corp., 5.450%, 01/31/13	75
		161
	Total Industrials	367
	Information Technology — 0.6%
	Computers & Peripherals — 0.2%
25	Dell, Inc., 3.375%, 06/15/12	25
	Hewlett-Packard Co.,
20	2.950%, 08/15/12	20
120	4.250%, 02/24/12	127
60	International Business Machines Corp., 4.750%, 11/29/12	65
		237
	Office Electronics — 0.1%
110	Xerox Corp., 8.250%, 05/15/14	124
	Software — 0.3%
140	Microsoft Corp., 2.950%, 06/01/14	141
140	Oracle Corp., 4.950%, 04/15/13	150
		291
	Total Information Technology	652
	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.6%
400	AT&T, Inc., 6.700%, 11/15/13	453
130	France Telecom S.A., (France), 4.375%, 07/08/14	136
50	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	54
950	Telefonica Emisiones S.A.U., (Spain), 5.984%, 06/20/11	1,012
250	Verizon Florida LLC, 6.125%, 01/15/13	266
		1,921
	Wireless Telecommunication Services — 0.2%
120	Verizon Wireless Capital LLC, 3.750%, 05/20/11 (e)	124
70	Vodafone Group plc, (United Kingdom), 4.150%, 06/10/14	72
		196
	Total Telecommunication Services	2,117
	Utilities — 2.3%
	Electric Utilities — 2.2%
	Appalachian Power Co.,
650	5.550%, 04/01/11	675
200	5.650%, 08/15/12	212
50	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	54
30	Duke Energy Corp., 3.950%, 09/15/14	30
1,150	Midamerican Energy Co., 5.650%, 07/15/12	1,250
250	Nisource Finance Corp., 7.875%, 11/15/10	263
15	Progress Energy, Inc., 6.050%, 03/15/14	17
20	Southern California Edison Co., 4.150%, 09/15/14	21
10	Southern Co. (The), 4.150%, 05/15/14	10
		2,532
	Multi-Utilities — 0.1%
130	Dominion Resources, Inc., 5.700%, 09/17/12	141
20	PG&E Corp., 5.750%, 04/01/14	22
		163
	Total Utilities	2,695
	Total Corporate Bonds (Cost $26,850)	27,896
Foreign Government Security — 0.0% (g)
45	Province of Ontario, (Canada), 4.100%, 06/16/14 (Cost $45)	47
Mortgage Pass-Through Security — 0.3%
332	Federal National Mortgage Association, 15 Year, Single Family, 6.000%, 04/01/21 (Cost $353)	356
U.S. Government Agency Securities — 31.7%
	Federal Farm Credit Banks,
400	2.625%, 04/17/14	399
685	4.900%, 03/06/13	746
4,000	Federal Home Loan Bank System, 3.625%, 10/18/13	4,194

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   23

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
	Federal Home Loan Mortgage Corp.,
3,250	3.125%, 10/25/10	3,344
5,500	3.250%, 07/16/10	5,633
8,050	5.250%, 07/18/11	8,687
	Federal National Mortgage Association,
2,703	4.000%, 03/27/13	2,879
4,000	4.375%, 03/15/13	4,326
400	4.750%, 02/21/13	434
6,100	6.625%, 11/15/10	6,547
	Total U.S. Government Agency Securities (Cost $36,153)	37,189
U.S. Treasury Obligations — 25.0%
	U.S. Treasury Notes,
5,775	0.875%, 02/28/11	5,791
10,500	1.125%, 01/15/12	10,476
4,650	1.750%, 11/15/11	4,714
2,500	2.750%, 10/31/13	2,570
5,300	4.625%, 07/31/12	5,785
	Total U.S. Treasury Obligations (Cost $29,270)	29,336

SHARES
Short-Term Investment — 0.7%
	Investment Company — 0.7%
869	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.230% (b) (l) (Cost $869)	869
	Total Investments — 99.6% (Cost $115,048)	116,991
	Other Assets in Excess of Liabilities — 0.4%	442
	NET ASSETS — 100.0%	$117,433

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 1.5%
900	American Express Credit Account Master Trust, Series 2005-1, Class A, VAR, 0.303%, 10/15/12	898
6,110	Asset Backed Securities Corp. Home Equity, Series 2005-HE4, Class M1, VAR, 0.686%, 05/25/35	5,775
1,200	Capital One Multi-Asset Execution Trust, Series 2006-A2, Class A, 4.850%, 11/15/13	1,250
2,100	Centex Home Equity, Series 2005-C, Class AF6, SUB, 4.638%, 06/25/35	1,822
600	Citibank Credit Card Issuance Trust, Series 2007-A6, Class A6, VAR, 0.500%, 07/12/12	597
2,841	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35	2,257
900	MBNA Credit Card Master Note Trust, Series 2003-A8, Class A8, VAR, 0.463%, 12/17/12	896
824	New Century Home Equity Loan Trust, Series 2003-5, Class AI7, VAR, 5.150%, 11/25/33	693
1,200	Nissan Auto Receivables Owner Trust, Series 2007-A, Class A4, VAR, 0.273%, 06/17/13	1,193
1,025	Renaissance Home Equity Loan Trust, Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	982
2,490	Saxon Asset Securities Trust, Series 2002-3, Class AF6, SUB, 5.407%, 05/25/31	2,064
2,255	SG Mortgage Securities Trust, Series 2006-OPT2, Class A3A, VAR, 0.316%, 10/25/36	2,163
25	Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A1, VAR, 0.346%, 01/25/37	25
	Total Asset-Backed Securities (Cost $20,154)	20,615
Collateralized Mortgage Obligations — 7.8%
	Agency CMO — 0.6%
	Federal Home Loan Mortgage Corp. REMICS,
3,721	Series 2975, Class SJ, IF, IO, 6.377%, 05/15/35	383
971	Series 3171, Class ST, IF, IO, 6.212%, 06/15/36	106
968	Series 3218, Class AS, IF, IO, 6.307%, 09/15/36	90
4,321	Series 3236, Class IS, IF, IO, 6.377%, 11/15/36	464
5,518	Series 3370, Class SH, IF, IO, 6.177%, 10/15/37	589
3,234	Series 3419, Class SD, IF, IO, 5.957%, 02/15/38	340
	Federal National Mortgage Association REMICS,
16,397	Series 2003-80, Class DI, IO, 5.500%, 10/25/31	1,688
4,757	Series 2004-17, Class DS, IF, IO, 6.884%, 11/25/32	540
1,017	Series 2004-41, Class SA, IF, IO, 6.884%, 02/25/32	92
6,031	Series 2006-69, Class KI, IF, IO, 7.034%, 08/25/36	743
12,171	Series 2007-109, Class GI, IF, IO, 5.804%, 12/25/37	1,411
22,092	Series 2008-61, Class S, IF, IO, 5.834%, 07/25/38	2,239
		8,685
	Non-Agency CMO — 7.2%
5,691	Banc of America Alternative Loan Trust, Series 2005-2, Class 2CB1, 6.000%, 03/25/35	4,167
3,234	Citicorp Mortgage Securities, Inc., Series 2007-2, Class 1A5, 5.750%, 02/25/37	3,012
	Countrywide Alternative Loan Trust,
3,837	Series 2004-5CB, Class 2A1, 5.000%, 05/25/19	3,615
9,400	Series 2005-28CB, Class 1A6, 5.500%, 08/25/35	6,070
5,556	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	4,553
7,021	Series 2006-19CB, Class A15, 6.000%, 08/25/36	5,670
8,362	Series 2006-24CB, Class A1, 6.000%, 06/25/36	6,654
13,471	Series 2006-24CB, Class A23, 6.000%, 06/25/36	10,150
2,584	Series 2006-28CB, Class A17, 6.000%, 10/25/36	1,765
8,179	Series 2006-31CB, Class A3, 6.000%, 11/25/36	6,718
3,210	Series 2006-41CB, Class 2A17, 6.000%, 01/25/37	2,526
2,964	Series 2006-J3, Class 2A1, 4.750%, 12/25/20	2,454
3,282	Series 2007-5CB, Class 1A31, 5.500%, 04/25/37	2,043
	Countrywide Home Loan Mortgage Pass Through Trust,
1,025	Series 2006-10, Class 1A10, 5.850%, 05/25/36	930
2,511	Series 2006-15, Class A1, 6.250%, 10/25/36	2,031
5,786	Series 2006-20, Class 1A36, 5.750%, 02/25/37	4,509
19,387	Series 2007-16, Class A1, 6.500%, 10/25/37	15,885
8,303	Series 2007-17, Class 1A1, 6.000%, 10/25/37	6,494
3,459	Residential Accredit Loans, Inc., Series 2007-QS4, Class 5A2, 5.500%, 04/25/22	2,775
2,851	WaMu Mortgage Pass Through Certificates, Series 2005-8, Class 1A8, 5.500%, 10/25/35	2,367

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   25

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — 7.2%
3,622	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1, Class 3A2, 5.750%, 02/25/36	2,956
1,604	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11, Class A96, 6.000%, 08/25/37	1,367
		98,711
	Total Collateralized Mortgage Obligations (Cost $96,795)	107,396
Commercial Mortgage-Backed Securities — 1.0%
2,800	Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4, 4.668%, 07/10/43	2,603
2,450	LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A2, 3.992%, 10/15/29	2,450
	Morgan Stanley Capital I,
5,002	Series 2004-HQ3, Class A2, 4.050%, 01/13/41	5,050
4,200	Series 2004-HQ3, Class A3, 4.490%, 01/13/41	4,248
	Total Commercial Mortgage-Backed Securities (Cost $13,766)	14,351
Corporate Bonds — 36.1%
	Consumer Discretionary — 9.3%
	Auto Components — 0.5%
600	Affinia Group, Inc., 9.000%, 11/30/14	529
2,364	Exide Technologies, 10.500%, 03/15/13	2,269
	Goodyear Tire & Rubber Co. (The),
390	8.625%, 12/01/11	394
295	10.500%, 05/15/16	315
1,049	Tenneco, Inc., 10.250%, 07/15/13	1,065
	TRW Automotive, Inc.,
760	7.000%, 03/15/14 (e)	661
500	7.250%, 03/15/17 (e)	420
40	United Components, Inc., 9.375%, 06/15/13	31
		5,684
	Distributors — 0.2%
	KAR Holdings, Inc.,
2,077	8.750%, 05/01/14	1,957
353	10.000%, 05/01/15	325
		2,282
	Diversified Consumer Services — 0.3%
	Service Corp. International,
1,800	6.750%, 04/01/15	1,706
45	7.000%, 06/15/17	42
2,000	Stewart Enterprises, Inc., 3.125%, 07/15/14	1,695
		3,443
	Hotels, Restaurants & Leisure — 2.6%
1,155	Boyd Gaming Corp., 7.125%, 02/01/16	962
4,535	Harrah’s Operating Co., Inc., 10.000%, 12/15/18 (e)	3,175
1,490	Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp., 11.250%, 06/01/17 (e)	1,516
	Host Hotels & Resorts LP,
1,390	6.375%, 03/15/15	1,303
890	6.750%, 06/01/16	828
295	6.875%, 11/01/14	279
5,000	Isle of Capri Casinos, Inc., 7.000%, 03/01/14	4,350
	MGM Mirage,
2,460	5.875%, 02/27/14	1,771
5,365	6.750%, 09/01/12	4,279
250	6.750%, 04/01/13	190
730	7.500%, 06/01/16	522
80	10.375%, 05/15/14 (e)	84
280	11.125%, 11/15/17 (e)	303
450	Real Mex Restaurants, Inc., 14.000%, 01/01/13 (e)	401
	Royal Caribbean Cruises Ltd., (Liberia),
300	6.875%, 12/01/13	260
880	7.250%, 06/15/16	715
2,450	11.875%, 07/15/15	2,560
4,500	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	3,195
5,529	Six Flags Operations, Inc., 12.250%, 07/15/16 (d) (e)	4,589
	Starwood Hotels & Resorts Worldwide, Inc.,
1,345	6.750%, 05/15/18	1,217
10	7.875%, 05/01/12	10
470	7.875%, 10/15/14	468
300	Travelport LLC, 9.875%, 09/01/14	254
1,865	Vail Resorts, Inc., 6.750%, 02/15/14	1,790
		35,021
	Household Durables — 0.6%
925	ALH Finance LLC/ALH Finance Corp., 8.500%, 01/15/13	856
555	Ames True Temper, Inc., VAR, 4.509%, 01/15/12	488
4,000	K Hovnanian Enterprises, Inc., 11.500%, 05/01/13	3,870
990	Meritage Homes Corp., 6.250%, 03/15/15	851
385	Newell Rubbermaid, Inc., 10.600%, 04/15/19	449
1,515	Sealy Mattress Co., 8.250%, 06/15/14	1,341
525	Simmons Bedding Co., 7.875%, 01/15/14 (d)	451
		8,306

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Leisure Equipment & Products — 0.0% (g)
865	Steinway Musical Instruments, 7.000%, 03/01/14 (e)	701
	Media — 3.3%
2,900	CBS Corp., 8.200%, 05/15/14	3,159
1,960	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (d)	1,980
1,400	Charter Communications Holdings LLC, 8.000%, 04/30/12	1,410
150	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., 10.375%, 04/30/14	152
	CSC Holdings, Inc.,
125	8.500%, 06/15/15 (e)	126
135	8.625%, 02/15/19 (e)	137
	DirecTV Holdings LLC/DirecTV Financing Co.,
630	6.375%, 06/15/15	638
2,280	7.625%, 05/15/16	2,400
	DISH DBS Corp.,
2,310	7.125%, 02/01/16	2,217
3,015	7.750%, 05/31/15	2,955
	Intelsat Jackson Holdings Ltd., (Bermuda),
4,310	9.500%, 06/15/16	4,429
100	11.250%, 06/15/16	104
10	Intelsat Subsidiary Holding Co. Ltd., (Bermuda), 8.875%, 01/15/15 (e)	10
505	Mediacom LLC/Mediacom Capital Corp., 9.500%, 01/15/13	505
1,800	News America, Inc., 6.900%, 08/15/39 (e)	1,894
1,685	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	1,588
2,000	Univision Communications, Inc., 12.000%, 07/01/14 (e)	2,100
6,750	Valassis Communications, Inc., 8.250%, 03/01/15	5,906
3,000	Viacom, Inc., 4.375%, 09/15/14	3,005
1,310	Videotron Ltee, (Canada), 6.875%, 01/15/14	1,253
415	WMG Acquisition Corp., 9.500%, 06/15/16 (e)	429
2,500	WMG Holdings Corp., SUB, 0.000%, 12/15/14	2,175
3,500	WPP Finance, (United Kingdom), 8.000%, 09/15/14	3,833
3,000	XM Satellite Radio, Inc., 13.000%, 08/01/13 (e)	2,850
		45,255
	Multiline Retail — 0.3%
1,725	HSN, Inc., 11.250%, 08/01/16	1,794
400	JC Penney Corp., Inc., 7.950%, 04/01/17	401
	Macy’s Retail Holdings, Inc.,
455	5.900%, 12/01/16	401
1,535	8.875%, 07/15/15	1,554
136	Neiman-Marcus Group, Inc. (The), PIK, 9.000%, 10/15/15	102
		4,252
	Specialty Retail — 1.2%
255	Asbury Automotive Group, Inc., 8.000%, 03/15/14	228
5,000	Burlington Coat Factory Warehouse Corp., 11.125%, 04/15/14	4,687
3,000	General Nutrition Centers, Inc., VAR, 6.404%, 03/15/14	2,618
1,300	PEP Boys — Manny, Moe & Jack, 7.500%, 12/15/14	1,134
890	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	919
7,500	Toys R Us, Inc., 7.875%, 04/15/13	6,394
		15,980
	Textiles, Apparel & Luxury Goods — 0.3%
995	Hanesbrands, Inc., VAR, 4.593%, 12/15/14	853
500	Levi Strauss & Co., 9.750%, 01/15/15	511
5,344	Quiksilver, Inc., 6.875%, 04/15/15	3,394
		4,758
	Total Consumer Discretionary	125,682
	Consumer Staples — 1.8%
	Beverages — 0.1%
	Constellation Brands, Inc.,
1,390	7.250%, 09/01/16	1,345
420	8.375%, 12/15/14	427
		1,772
	Food & Staples Retailing — 0.5%
	Rite Aid Corp.,
5,280	7.500%, 03/01/17	4,409
330	9.500%, 06/15/17	237
325	9.750%, 06/12/16 (e)	344
1,350	SUPERVALU, Inc., 8.000%, 05/01/16	1,328
		6,318
	Food Products — 0.7%
	Chiquita Brands International, Inc.,
4,000	7.500%, 11/01/14	3,775
1,960	8.875%, 12/01/15	1,921
180	Del Monte Corp., 6.750%, 02/15/15	175
1,340	Dole Food Co., Inc., 13.875%, 03/15/14 (e)	1,527
755	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14 (e)	793
	Smithfield Foods, Inc.,
2,445	7.750%, 05/15/13	2,017

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   27

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Food Products — Continued
105	10.000%, 07/15/14 (e)	107
		10,315
	Household Products — 0.4%
1,167	Central Garden and Pet Co., 9.125%, 02/01/13	1,173
	Jarden Corp.,
590	7.500%, 05/01/17	568
825	8.000%, 05/01/16	845
2,610	Visant Holding Corp., SUB, 10.250%, 12/01/13	2,636
		5,222
	Personal Products — 0.1%
1,500	Revlon Consumer Products Corp., 9.500%, 04/01/11	1,416
	Total Consumer Staples	25,043
	Energy — 2.3%
	Energy Equipment & Services — 0.9%
1,625	Forbes Energy Services LLC/Forbes Energy Capital, Inc., 11.000%, 02/15/15	1,162
4,739	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e)	4,455
3,500	Key Energy Services, Inc., 8.375%, 12/01/14	3,167
2,500	PHI, Inc., 7.125%, 04/15/13	2,319
810	Pride International, Inc., 8.500%, 06/15/19	850
		11,953
	Oil, Gas & Consumable Fuels — 1.4%
2,200	Anadarko Petroleum Corp., 6.950%, 06/15/19	2,404
	Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp.,
1,300	10.750%, 02/01/18 (e)	1,313
260	12.125%, 08/01/17	274
	Chesapeake Energy Corp.,
2,430	6.500%, 08/15/17	2,144
50	6.875%, 01/15/16	46
	Denbury Resources, Inc.,
800	7.500%, 04/01/13	792
100	7.500%, 12/15/15	98
1,215	El Paso Corp., 8.250%, 02/15/16	1,227
	Forest Oil Corp.,
90	7.250%, 06/15/19	85
860	7.750%, 05/01/14	839
600	Husky Energy, Inc., (Canada), 5.900%, 06/15/14	646
	Inergy LP/Inergy Finance Corp.,
195	6.875%, 12/15/14	182
230	8.250%, 03/01/16	228
500	Newfield Exploration Co., 6.625%, 04/15/16	478
	PetroHawk Energy Corp.,
1,925	7.875%, 06/01/15	1,867
145	9.125%, 07/15/13	147
750	Plains All American Pipeline LP, 8.750%, 05/01/19	904
	Quicksilver Resources, Inc.,
425	8.250%, 08/01/15	400
2,000	11.750%, 01/01/16	2,120
750	Swift Energy Co., 7.125%, 06/01/17	593
350	Tesoro Corp., 6.625%, 11/01/15	313
3,000	Western Refining, Inc., 11.250%, 06/15/17 (e)	2,655
		19,755
	Total Energy	31,708
	Financials — 8.2%
	Capital Markets — 0.3%
1,732	Credit Suisse/Guernsey, (Switzerland), VAR, 1.130%, 05/15/17 (x)	961
3,100	Macquarie Group Ltd., (Australia), 7.625%, 08/13/19 (e)	3,170
		4,131
	Commercial Banks — 1.0%
2,500	Bank of America Corp., 5.250%, 12/01/15	2,398
2,700	Comerica Bank, VAR, 0.557%, 08/24/11	2,544
2,812	Royal Bank of Scotland Group plc, (United Kingdom),9.118%, 03/31/10	2,531
GBP 2,700	SunTrust Bank, VAR, 1.349%, 06/22/12	3,923
3,172	Wachovia Capital Trust III, VAR, 5.800%, 03/15/11 (x)	2,046
		13,442
	Consumer Finance — 1.3%
1,948	ACE Cash Express, Inc., 10.250%, 10/01/14 (e)	1,052
2,600	American Honda Finance Corp., VAR, 0.872%, 02/05/10 (e) (m)	2,597
	Ford Motor Credit Co. LLC,
400	7.000%, 10/01/13	357
1,000	7.250%, 10/25/11	940
620	7.500%, 08/01/12	571
4,175	7.800%, 06/01/12	3,862
	GMAC, Inc.,
750	6.625%, 05/15/12 (e)	660
3,195	6.875%, 08/28/12 (e)	2,780
	SLM Corp.,
204	5.000%, 06/15/18	122
987	5.400%, 10/25/11	860
2,210	8.450%, 06/15/18	1,700

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Consumer Finance — Continued
750	VAR, 0.804%, 01/27/14	476
2,500	VAR, 0.829%, 03/15/11	2,154
		18,131
	Diversified Financial Services — 1.8%
3,200	Capital One Bank USA N.A., 8.800%, 07/15/19	3,428
4,250	Capital One Capital V, 10.250%, 08/15/39	4,321
	CIT Group, Inc.,
635	5.600%, 04/27/11	379
575	5.650%, 02/13/17	323
575	5.800%, 07/28/11	342
5,400	Citigroup, Inc., 8.125%, 07/15/39	5,551
	Deluxe Corp.,
2,000	5.125%, 10/01/14	1,690
1,000	7.375%, 06/01/15	895
4,050	FireKeepers Development Authority, 13.875%, 05/01/15 (e)	4,111
4,100	General Electric Capital Corp., VAR, 0.510%, 08/15/11	3,989
		25,029
	Insurance — 3.7%
2,350	Genworth Life Institutional Funding Trust, 5.875%, 05/03/13 (e)	2,205
2,900	Hartford Life Global Funding Trusts, VAR, 0.919%, 10/15/09 (m)	2,898
2,600	Hartford Life Institutional Funding, VAR, 0.760%, 08/15/13 (e)	2,220
2,820	HUB International Holdings, Inc., 10.250%, 06/15/15 (e)	2,369
8,500	Liberty Mutual Group, Inc., VAR, 10.750%, 06/15/58 (e)	7,480
1,937	MetLife, Inc., 10.750%, 08/01/39	2,180
	Metropolitan Life Global Funding I,
3,650	5.125%, 11/09/11 (e)	3,790
2,400	5.125%, 04/10/13 (e)	2,469
1,400	5.200%, 09/18/13 (e)	1,419
3,600	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	3,598
2,700	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	2,864
	Pricoa Global Funding I,
3,600	4.625%, 06/25/12 (e)	3,548
4,000	VAR, 0.734%, 06/26/12 (e)	3,729
	USI Holdings Corp.,
2,564	9.750%, 05/15/15 (e)	2,093
575	VAR, 4.315%, 11/15/14 (e)	444
8,000	Xlliac Global Funding, VAR, 0.764%, 08/10/10 (e)	6,969
		50,275
	Real Estate Investment Trusts (REITs) — 0.1%
900	Mack-Cali Realty Corp., 7.750%, 08/15/19	912
	Total Financials	111,920
	Health Care — 2.2%
	Health Care Equipment & Supplies — 0.4%
3,740	Biomet, Inc., PIK, 10.375%, 10/15/17	3,899
900	Cooper Cos., Inc. (The), 7.125%, 02/15/15	847
1,250	DJO Finance LLC/DJO Finance Corp., 10.875%, 11/15/14	1,200
		5,946
	Health Care Providers & Services — 1.4%
700	Bausch & Lomb, Inc., 9.875%, 11/01/15	702
1,330	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	1,335
	HCA, Inc.,
2,282	5.750%, 03/15/14	1,980
2,816	6.375%, 01/15/15	2,464
90	8.500%, 04/15/19 (e)	91
7,438	PIK, 9.625%, 11/15/16	7,512
1,460	Health Management Associates, Inc., 6.125%, 04/15/16	1,303
739	Surgical Care Affiliates, Inc., PIK, 8.875%, 07/15/15 (e)	547
	Tenet Healthcare Corp.,
980	8.875%, 07/01/19 (e)	1,005
980	9.250%, 02/01/15	938
410	10.000%, 05/01/18 (e)	442
595	United Surgical Partners International, Inc., PIK, 9.250%, 05/01/17	526
550	US Oncology, Inc., 9.125%, 08/15/17 (e)	572
		19,417
	Pharmaceuticals — 0.4%
	Elan Finance plc/Elan Finance Corp., (Ireland),
2,070	7.750%, 11/15/11	2,008
2,855	VAR, 4.440%, 11/15/11	2,684
		4,692
	Total Health Care	30,055
	Industrials — 4.1%
	Aerospace & Defense — 0.1%
75	Bombardier, Inc., (Canada), 8.000%, 11/15/14 (e)	73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   29

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Aerospace & Defense — Continued
	L-3 Communications Corp.,
1,600	5.875%, 01/15/15	1,496
235	6.125%, 01/15/14	225
100	6.375%, 10/15/15	94
		1,888
	Airlines — 0.9%
2,000	American Airlines Pass Through Trust 2001-02, AGC, 7.858%, 10/01/11	1,910
1,000	American Airlines Pass Through Trust 2009-1A, 10.375%, 07/02/19	1,040
1,000	American Airlines, Inc., 13.000%, 08/01/16 (e)	1,022
	Continental Airlines, Inc.,
760	7.875%, 07/02/18	498
6,645	9.798%, 04/01/21	4,319
4,175	Northwest Airlines, Inc., 7.027%, 11/01/19	3,340
		12,129
	Building Products — 0.1%
1,425	Associated Materials, Inc., 9.750%, 04/15/12	1,275
	Commercial Services & Supplies — 0.4%
630	ACCO Brands Corp., 7.625%, 08/15/15	469
2,000	Cenveo Corp., 10.500%, 08/15/16 (e)	1,673
	Corrections Corp. of America,
200	6.250%, 03/15/13	196
850	7.750%, 06/01/17	839
	Iron Mountain, Inc.,
345	6.625%, 01/01/16	326
1,250	8.750%, 07/15/18	1,273
2,650	Quebecor World Capital ULC, (Canada), 8.750%, 03/15/16 (d) (e)	239
1,050	World Color Press, Inc., (Canada), 9.750%, 01/15/15 (d) (e)	94
2,565	World Color USA Corp., (Canada), 6.125%, 11/15/13 (d)	218
		5,327
	Construction Engineering — 0.2%
2,365	United Rentals North America, Inc., 10.875%, 06/15/16 (e)	2,412
	Electrical Equipment — 0.2%
2,450	Viasystems, Inc., 10.500%, 01/15/11	2,285
	Electronics — 0.1%
1,500	Da-Lite Screen Co., Inc., 9.500%, 05/15/11	1,354
	Environmental Control — 0.0% (g)
120	Clean Harbors, Inc., 7.625%, 08/15/16 (e)	120
	Industrial Conglomerates — 0.7%
	Harland Clarke Holdings Corp.,
2,700	9.500%, 05/15/15	2,295
6,654	VAR, 6.000%, 05/15/15	4,757
3,549	JB Poindexter & Co., Inc., 8.750%, 03/15/14	2,946
		9,998
	Industrial Machinery — 0.2%
405	Baldor Electric Co., 8.625%, 02/15/17	403
635	General Cable Corp., 7.125%, 04/01/17	608
	RBS Global, Inc./Rexnord LLC,
1,602	9.500%, 08/01/14 (e)	1,474
		2,485
	Information Technology Services — 0.0% (g)
395	Anixter, Inc., 10.000%, 03/15/14	408
	Machinery — 0.2%
995	Case New Holland, Inc., 7.750%, 09/01/13 (e)	980
	Terex Corp.,
1,225	8.000%, 11/15/17	1,038
385	10.875%, 06/01/16	404
100	Titan International, Inc., 8.000%, 01/15/12	96
		2,518
	Road & Rail — 0.8%
930	Ashtead Capital, Inc., 9.000%, 08/15/16 (e)	816
1,195	Hertz Corp. (The), 8.875%, 01/01/14	1,144
485	RailAmerica, Inc., 9.250%, 07/01/17 (e)	502
7,188	RSC Equipment Rental, Inc., 9.500%, 12/01/14	6,433
2,385	United Rentals North America, Inc., 6.500%, 02/15/12	2,290
		11,185
	Trading Companies & Distributors — 0.2%
	Noble Group Ltd., (Bermuda),
1,349	6.625%, 03/17/15 (e)	1,302
1,250	8.500%, 05/30/13 (e)	1,306
		2,608
	Total Industrials	55,992
	Information Technology — 1.1%
	Communications Equipment — 0.3%
5,700	Avaya, Inc., 9.750%, 11/01/15 (e)	4,389
	Electronic Equipment, Instruments & Components — 0.4%
675	Aeroflex, Inc., 11.750%, 02/15/15	596
90	Belden, Inc., 9.250%, 06/15/19 (e)	90
	Flextronics International Ltd., (Singapore),
74	6.250%, 11/15/14	68
230	6.500%, 05/15/13	220

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Electronic Equipment, Instruments & Components — Continued
175	NXP BV/NXP Funding LLC, (Netherlands), 7.875%, 10/15/14	121
	Sanmina-SCI Corp.,
3,417	6.750%, 03/01/13	3,127
1,765	8.125%, 03/01/16	1,522
		5,744
	IT Services — 0.3%
1,360	First Data Corp., 9.875%, 09/24/15	1,163
2,720	SunGard Data Systems, Inc., 10.250%, 08/15/15	2,693
		3,856
	Semiconductors & Semiconductor Equipment — 0.1%
305	Advanced Micro Devices, Inc., 7.750%, 11/01/12	253
1,120	Amkor Technology, Inc., 7.750%, 05/15/13	1,106
100	Sensata Technologies BV, (Netherlands), 8.000%, 05/01/14	86
		1,445
	Total Information Technology	15,434
	Materials — 4.1%
	Chemicals — 0.7%
990	Ashland, Inc., 9.125%, 06/01/17 (e)	1,039
785	Dow Chemical Co. (The), 8.550%, 05/15/19	855
	Huntsman International LLC,
175	7.375%, 01/01/15	151
390	7.875%, 11/15/14	347
5,602	PolyOne Corp., 8.875%, 05/01/12	5,490
625	Reichhold Industries, Inc., 9.000%, 08/15/14 (e)	456
590	Terra Capital, Inc., 7.000%, 02/01/17	556
747	Westlake Chemical Corp., 6.625%, 01/15/16	710
		9,604
	Construction Materials — 0.4%
3,208	Hanson Australia Funding Ltd., (Australia), 5.250%, 03/15/13	2,695
	Hanson Ltd., (United Kingdom),
1,830	6.125%, 08/15/16	1,427
900	7.875%, 09/27/10	891
		5,013
	Containers & Packaging — 1.0%
460	Ball Corp., 7.375%, 09/01/19	459
355	BWAY Corp., 10.000%, 04/15/14 (e)	368
530	Crown Americas LLC/Crown Americas Capital Corp., 7.750%, 11/15/15	525
95	Crown Americas LLC/Crown Americas Capital Corp. II, 7.625%, 05/15/17 (e)	94
	Graham Packaging Co. LP/GPC Capital Corp. I,
525	8.500%, 10/15/12	525
965	9.875%, 10/15/14	960
75	Greif, Inc., 7.750%, 08/01/19 (e)	73
1,460	Norampac Industries, Inc., (Canada), 6.750%, 06/01/13	1,358
485	Owens Brockway Glass Container, Inc., 7.375%, 05/15/16 (e)	483
1,750	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	1,671
	Smurfit-Stone Container Enterprises, Inc.,
3,410	8.000%, 03/15/17 (d)	2,114
815	8.375%, 07/01/12 (d)	512
	Solo Cup Co.,
5,271	8.500%, 02/15/14	4,836
310	10.500%, 11/01/13 (e)	326
		14,304
	Metals & Mining — 0.9%
1,750	AK Steel Corp., 7.750%, 06/15/12	1,748
4,250	ArcelorMittal, (Luxembourg), 9.850%, 06/01/19	4,854
155	Arch Coal, Inc., 8.750%, 08/01/16 (e)	155
1,405	Arch Western Finance LLC, 6.750%, 07/01/13	1,342
1,408	CII Carbon LLC, 11.125%, 11/15/15 (e)	1,299
1,450	FMG Finance Pty Ltd., (Australia), 10.625%, 09/01/16 (e)	1,559
	Freeport-McMoRan Copper & Gold, Inc.,
20	8.250%, 04/01/15	21
835	8.375%, 04/01/17	870
52	Noranda Aluminum Acquisition Corp., PIK, 5.413%, 05/15/15	32
410	Vedanta Resources plc, (United Kingdom), 9.500%, 07/18/18 (e)	385
		12,265
	Paper & Forest Products — 1.1%
3,502	Abitibi-Consolidated Co. of Canada, (Canada), 13.750%, 04/01/11 (d) (e)	3,327
1,528	Cascades, Inc., (Canada), 7.250%, 02/15/13	1,440
225	Clearwater Paper Corp., 10.625%, 06/15/16 (e)	241
	Georgia-Pacific LLC,
450	7.000%, 01/15/15 (e)	433
605	7.125%, 01/15/17 (e)	581
515	8.125%, 05/15/11	529
1,210	8.250%, 05/01/16 (e)	1,222

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   31

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Paper & Forest Products — Continued
180	Glatfelter, 7.125%, 05/01/16	169
250	Jefferson Smurfit Corp., 8.250%, 10/01/12 (d)	157
3,800	MeadWestvaco Corp., 7.375%, 09/01/19	3,863
919	NewPage Corp., 10.000%, 05/01/12	499
2,250	PE Paper Escrow GmbH, (Austria), 12.000%, 08/01/14 (e)	2,306
		14,767
	Total Materials	55,953
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 0.9%
	Frontier Communications Corp.,
165	6.250%, 01/15/13	156
325	6.625%, 03/15/15	301
4,744	Level 3 Financing, Inc., 9.250%, 11/01/14	3,914
1,000	Nordic Telephone Co. Holdings ApS, (Denmark), 8.875%, 05/01/16 (e)	1,015
	PAETEC Holding Corp.,
1,230	8.875%, 06/30/17 (e)	1,172
545	9.500%, 07/15/15	470
	Qwest Communications International, Inc.,
300	7.250%, 02/15/11	298
745	7.500%, 02/15/14	719
	Qwest Corp.,
150	7.500%, 10/01/14	149
1,045	8.875%, 03/15/12	1,076
	SBA Telecommunications, Inc.,
170	8.000%, 08/15/16 (e)	169
170	8.250%, 08/15/19 (e)	171
	Wind Acquisition Finance S.A., (Luxembourg),
600	10.750%, 12/01/15 (e)	645
1,440	11.750%, 07/15/17 (e)	1,562
1,125	Windstream Corp., 8.625%, 08/01/16	1,129
		12,946
	Wireless Telecommunication Services — 1.0%
860	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	869
	Cricket Communications, Inc.,
1,745	9.375%, 11/01/14	1,644
315	10.000%, 07/15/15	305
625	Crown Castle International Corp., 9.000%, 01/15/15	650
	Digicel Group Ltd., (Bermuda),
400	8.875%, 01/15/15 (e)	357
645	12.000%, 04/11/14 (e)	684
180	Digicel Ltd., (Bermuda), 9.250%, 09/01/12 (e)	180
101	iPCS, Inc., PIK, 3.733%, 05/01/14	73
1,815	MetroPCS Wireless, Inc., 9.250%, 11/01/14	1,781
2,750	Nextel Communications, Inc., 7.375%, 08/01/15	2,348
770	NII Capital Corp., 10.000%, 08/15/16 (e)	762
4,795	Sprint Capital Corp., 6.900%, 05/01/19	4,028
		13,681
	Total Telecommunication Services	26,627
	Utilities — 1.1%
	Electric Utilities — 0.2%
375	Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, 06/01/16 (e)	373
490	Edison Mission Energy, 7.000%, 05/15/17	374
1,700	FirstEnergy Solutions Corp., 6.800%, 08/15/39 (e)	1,737
		2,484
	Gas Utilities — 0.3%
3,600	AGL Capital Corp., 5.250%, 08/15/19	3,629
655	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 8.750%, 04/15/18	622
		4,251
	Independent Power Producers & Energy Traders — 0.5%
	AES Corp. (The),
90	8.000%, 10/15/17	86
1,585	9.750%, 04/15/16 (e)	1,649
725	Dynegy Holdings, Inc., 7.500%, 06/01/15	587
	Energy Future Holdings Corp.,
1,755	10.875%, 11/01/17	1,255
42	PIK, 11.250%, 11/01/17	26
	NRG Energy, Inc.,
2,125	7.375%, 02/01/16	2,032
915	7.375%, 01/15/17	871
545	RRI Energy, Inc., 6.750%, 12/15/14	545
		7,051
	Multi-Utilities — 0.1%
965	Mirant North America LLC, 7.375%, 12/31/13	926
	Total Utilities	14,712
	Total Corporate Bonds (Cost $446,399)	493,126
Loan Participations & Assignments — 6.7%
	Consumer Discretionary — 3.1%
	Automobiles — 0.4%
	Ford Motor Co., Term Loan B,
219	3.280%, 12/15/13	190

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
	Automobiles — Continued
6,154	3.510%, 12/15/13	5,330
		5,520
	Broadcasting & Cable TV — 0.0% (g)
202	Mission Broadcasting, Inc., Term Loan B, 2.348%, 10/01/12	170
190	Nexstar Broadcasting, Inc., Term Loan B, 2.238%, 10/01/12	160
		330
	Gaming — 0.3%
	Venetian Macau, Delayed Draw Project Term Loan,
863	2.850%, 05/05/13	791
122	2.850%, 05/05/13	112
235	Venetian Macau, Incremental Term Loan, 2.850%, 05/25/13	215
2,271	Venetian Macau, Term B Funded Project Loan, 2.850%, 05/25/13	2,080
		3,198
	Hotels, Restaurants & Leisure — 0.8%
	CCM Merger, Inc., Term Loan B,
4,773	8.500%, 07/21/12	4,463
983	8.500%, 07/21/12	919
468	8.500%, 07/21/12	438
667	Fontainebleau Las Vegas, Delayed Draw Term Loan B, 4.316%, 06/06/14 (d)	213
1,333	Fontainebleau Las Vegas, Initial Term Loan, 4.527%, 06/06/14 (d)	260
3,443	Harrah’s Operating Co., Inc., Term B-2 Loan, 3.504%, 01/28/15	2,779
	Harrah’s Operating Co., Inc., Term B-3 Loan,
668	3.504%, 01/28/15	538
14	3.598%, 01/28/15	11
2,000	MGM Mirage, Term Loan, 4.633%, 10/03/11	1,694
		11,315
	Media — 1.3%
3,000	CCO Holdings LLC, 3rd Lien Term Loan, 6.750%, 09/06/14	2,527
4,000	Clear Channel Communications, Inc., Term Loan B, 3.854%, 01/29/16	2,781
688	Dex Media West, Term Loan B, 7.000%, 10/24/14	590
452	High Plains Broadcasting Operating Co. LLC, Term Loan, 7.250%, 09/14/16	317
2,799	Idearc, Inc., Term Loan, 6.250%, 11/17/14	1,260
5,500	Idearc, Inc., Term Loan B, 3.220%, 11/17/14 (d)	2,477
	Newport Television LLC, Term Loan,
5,917	7.250%, 09/14/16	4,142
241	7.250%, 09/14/16	169
2,133	8.000%, 09/14/16	1,493
	Univision Communications, Inc., 1st Lien Term Loan,
3,000	2.511%, 09/20/14	2,344
500	2.511%, 09/20/14	391
		18,491
	Multiline Retail — 0.1%
	Neiman Marcus Group, Inc., Term Loan,
385	2.304%, 04/26/13	317
615	2.629%, 04/26/13	507
		824
	Specialty Retail — 0.2%
1,987	Burlington Coat Factory, Term Loan B, 2.630%, 05/28/13	1,729
	Claire’s Stores, Term Loan B,
842	3.035%, 05/29/14	559
371	3.348%, 05/29/14	246
		2,534
	Total Consumer Discretionary	42,212
	Consumer Staples — 0.4%
	Food & Staples Retailing — 0.0% (g)
260	Rite Aid Corp., Tranche 4 Term Loan, 9.500%, 06/01/15	268

	Household Products — 0.4%
98	Spectrum Brands, Inc., Letter of Credit, 6.250%, 03/30/13 (d)	91
	Spectrum Brands, Inc., Term Loan B,
4,373	5.398%, 03/30/13 (d)	4,086
500	6.250%, 03/30/13 (d)	467
		4,644
	Total Consumer Staples	4,912
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
1	ATP Oil & Gas Corp., Term B-1 Loan, 8.500%, 07/15/14	1
37	ATP Oil & Gas Corp., Term B-2 Loan, 9.000%, 01/15/11	31
569	ATP Oil & Gas, Term B-1 Loan, 8.500%, 07/15/14	472
112	ATP Oil & Gas, Term B-2 Loan, 9.000%, 01/15/11	93

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   33

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
	Oil, Gas & Consumable Fuels — Continued
1,241	Western Refining, Inc., Term Loan, 8.250%, 05/30/14	1,215
	Total Energy	1,812
	Financials — 0.9%
	Capital Markets — 0.1%
535	Nuveen Investments, Inc., 2nd Lien Term Loan, 12.500%, 07/21/15	505
	Nuveen Investments, Inc., Term Loan B,
423	3.488%, 11/07/14	343
122	3.504%, 11/07/14	99
306	3.504%, 11/07/14	248
		1,195
	Diversified Financial Services — 0.8%
3,045	Capmark Financial Group, 1st Lien Term Loan, 2.929%, 03/23/11	2,259
7,750	CIT Group, Inc., Term Loan, 10.279%, 01/20/12	8,081
		10,340
	Real Estate Management & Development — 0.0% (g)
436	Realogy Corp., 3.310%, 10/10/13	333
404	Realogy Corp., Delayed Draw Term Loan B, 3.525%, 10/10/13	308
		641
	Total Financials	12,176
	Industrials — 0.5%
	Commercial Services & Supplies — 0.4%
	ACCO Brands Corp., U.S. Term Loan,
55	7.750%, 08/17/12	52
51	7.750%, 08/17/12	48
53	ACCO Brands Corp., U.S.Term Loan, 7.750%, 08/17/12	50
5,750	Quebecor World, Inc., Exit Term Loan, 6.597%, 07/10/12	5,683
		5,833
	Machinery — 0.1%
800	Dresser, Inc., 2nd Lien Term Loan, 6.039%, 05/04/15	668
	Total Industrials	6,501
	Information Technology — 0.5%
	Electronic Equipment, Instruments & Components — 0.1%
	Aeroflex, Tranche B-1 Term Loan,
30	3.563%, 08/16/14	28
633	3.750%, 08/16/14	575
		603
	IT Services — 0.3%
	First Data Corp., Initial Tranche B-1 Term Loan,
707	3.035%, 09/24/14	590
41	3.035%, 09/24/14	34
	First Data Corp., Initial Tranche B-2 Term Loan,
1,275	3.035%, 09/24/14	1,062
74	3.035%, 09/24/14	61
	First Data Corp., Initial Tranche B-3 Term Loan,
1,774	3.035%, 09/24/14	1,473
1,521	3.035%, 09/24/14	1,268
191	3.035%, 09/24/14	159
		4,647
	Semiconductors & Semiconductor Equipment — 0.1%
874	Freescale Semiconductor, Inc., Incremental Term Loan, 12.500%, 12/15/14	819
957	Sensata Technologies Finance Co. LLC, U.S. Term Loan, (Netherlands), 2.246%, 04/27/13	781
2	Sensata Technologies, U.S. Term Loan, 2.094%, 04/27/13	2
		1,602
	Total Information Technology	6,852
	Materials — 1.0%
	Chemicals — 0.5%
1,990	Cristal Inorganic Chemicals, 1st Lien Term Loan, 2.848%, 05/15/14	1,463
848	INEOS Holdings, B2 Advance Term Loan, (United Kingdom), 7.501%, 12/14/13	651
848	INEOS Holdings, C2 Advance Term Loan, (United Kingdom), 8.001%, 12/14/14	654
617	Lyondell Chemical Co., New Money DIP Term Loan, 13.000%, 12/15/09	640
	Lyondell Chemical Co., Roll-Up DIP Term Loan,
290	5.807%, 12/15/09	270
2,000	5.940%, 12/15/09	1,861
3,000	Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14	1,447
		6,986
	Containers & Packaging — 0.2%
967	Smurfit Stone Container Enterprise, DIP Term Loan, 10.000%, 01/28/10	972
1,650	Smurfit Stone Container, Term Loan, 2.820%, 11/01/11	1,566
		2,538
	Diversified Manufacturing — 0.1%
1,492	BOC Edwards, 1st Priority Lien Term Loan, 2.285%, 05/31/14	925

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
	Paper & Forest Products — 0.2%
1,000	Abitibi, Inc., Term Loan, 9.500%, 03/31/11 (d)	779
3,000	New Page Corp., Term Loan, 4.063%, 12/21/14	2,774
		3,553
	Total Materials	14,002
	Utilities — 0.2%
	Independent Power Producers & Energy Traders — 0.2%
1,990	Calpine Corp., 1st Priority Lien Term Loan, 3.475%, 03/29/14	1,827
	TXU, Initial Tranche B-2 Term Loan,
12	3.785%, 10/10/14	10
1,586	3.802%, 10/10/14	1,203
	Total Utilities	3,040
	Total Loan Participations & Assignments (Cost 82,137)	91,507

SHARES	SECURITY DESCRIPTION	VALUE
Investment Companies — 1.0%
216	Advent Claymore Global Convertible Securities & Income Fund	1,552
137	Dreyfus High Yield Strategies Fund	449
52	First Trust/Four Corners Senior Floating Rate Income Fund	571
452	ING Prime Rate Trust	2,114
619	Nuveen Multi-Strategy Income and Growth Fund 2	4,162
54	ProShares UltraShort Real Estate (a)	619
72	SPDR Barclays Capital High Yield Bond ETF	2,645
323	Van Kampen Senior Income Trust	1,118
	Total Investment Companies (Cost $9,846)	13,230

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Mortgage Pass-Through Security — 0.1%
900	Federal National Mortgage Association, 30 Year, Single Family, TBA, 4.500%, 09/25/39 (Cost $888)	905
U.S. Treasury Obligations — 4.6%
19,780	U.S. Treasury Bond, 4.500%, 08/15/39	20,846
40,910	U.S. Treasury Note, 3.625%, 08/15/19	41,677
	Total U.S. Treasury Obligations (Cost $62,009)	62,523

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Options Purchased — 0.1%
	Call Option Purchased — 0.0% (g)
987	90 Day Eurodollar Futures, Expiring 12/14/09 $99.50, American Style (r) (Cost $102)	327
	Put Options Purchased — 0.1%
518	1 Year Eurodollar Mid-Curve Futures, Expiring 09/11/09 $98.00, American Style (r)	13

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Payer Options Purchased on Interest Rate Swaps:
13,000	Expiring 03/25/10. If exercised the Fund pays semi-annually 4.250% and receives quarterly floating 3 month LIBOR terminating 03/29/20, European Style. Counterparty: Deutsche Bank AG, New York (r)	334
15,000	Expiring 06/30/10. If exercised the Fund pays semi-annually 4.698% and receives quarterly floating 3 month LIBOR terminating 07/02/20, European Style. Counterparty: Royal Bank of Scotland (r)	352
7,500	Expiring 07/12/10. If exercised the Fund pays semi-annually 4.389% and receives quarterly floating 3 month LIBOR terminating 03/29/20, European Style. Counterparty: Deutsche Bank AG, New York (r)	242
	Total Put Options Purchased (Cost $994)	941
	Total Options Purchased (Cost $1,096)	1,268

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments — 47.4%
	U.S. Treasury Obligation — 0.4%
5,115	U.S. Treasury Bill, 0.163% 10/15/09 (k) (n) (Cost $5,114)	5,114

SHARES	SECURITY DESCRIPTION	VALUE
	Investment Company — 47.0%
643,021	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.270% (b) (l) (m) (Cost $643,021)	643,021
	Total Short-Term Investments (Cost $648,135)	648,135
	Total Investments — 106.3% (Cost $1,381,225)	1,453,056
	Liabilities in Excess of Other Assets — (6.3)%	(85,675)
	NET ASSETS — 100.0%	$1,367,381

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   35

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 08/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
239	90 Day Eurodollar	10/19/09	$59,523	$135
435	30 Day Federal Funds	10/30/09	180,938	180
330	30 Day Federal Funds	11/30/09	137,246	334
1,229	90 Day Eurodollar	12/14/09	305,836	2,140
535	30 Day Federal Funds	02/26/10	222,293	340
	Short Futures Outstanding
(151)	10 Year U.S. Treasury Note	12/21/09	(17,700)	(149)
(763)	30 Year U.S. Treasury Bond	12/21/09	(91,369)	(752)
(19)	2 Year U.S. Treasury Note	12/31/09	(4,111)	(9)
(435)	30 Day Federal Funds	12/31/09	(180,920)	(278)
(74)	5 Year U.S. Treasury Note	12/31/09	(8,528)	(51)
(782)	90 Day Eurodollar	09/13/10	(192,548)	(173)
				$1,717

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 08/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,300,000 GBP	09/17/09	3,724	$3,744	$(20)

OPTIONS WRITTEN
Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$99.63	12/14/09	987	$(117)
1 Year Eurodollar Mid-Curve Futures, American Style	98.63	09/11/09	74	(7)
(Premiums received of $37.)				$(124)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$98.38	12/14/09	987	$(31)
(Premiums received of $76.)

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Payer Options Written on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE** (r)	OPTION EXPIRATION DATE	SWAP TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	5.388% semi-annually	07/12/10	07/14/20	$7,500	$(97)
Deutsche Bank AG, New York	5.545% semi-annually	03/25/10	03/29/20	4,360	(26)
Royal Bank of Scotland	5.698% semi-annually	06/30/10	07/02/20	15,000	(138)
(Premiums received of $432.)					$(261)
* European Style
** The Fund would pay quarterly a floating rate based on 3 month LIBOR, if exercised.

Credit Default Swaps—Buy Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Citibank, N.A.:
Home Depot, Inc., 5.875%, 12/16/36	1.000% quarterly	09/20/14	0.720%	$5,000	$(76)	$85
Credit Suisse International:
Aetna, Inc., 6.625%, 06/15/36	1.000% quarterly	09/20/14	0.675	10,000	(174)	109
Anadarko Petroleum Corp., 5.950%, 09/15/16	1.000% quarterly	09/20/14	1.067	3,000	3	11
Gap Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.317	4,000	(139)	119
Gap Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.322	5,000	(173)	157
Kingdom of Sweden, 3.875%, 12/29/09	1.420% quarterly	03/20/14	0.477	3,350	(147)	—
Kingdom of Sweden, 3.875%, 12/29/09	1.540% quarterly	03/20/14	0.477	1,650	(81)	—
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	3.600	2,000	(133)	(80)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.250	5,000	47	(47)
Deutsche Bank AG, New York:
Aetna, Inc., 6.625%, 06/15/36	1.280% quarterly	03/20/14	0.652	550	(16)	—
FSA Global Funding Ltd., 6.110%, 06/29/15	5.000% quarterly	06/20/14	7.321	2,100	434	(686)
Gap Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.317	8,000	(278)	233
Kingdom of Sweden, 3.875%, 12/29/09	1.580% quarterly	03/20/14	0.477	2,500	(128)	—
Kohl’s Corp., 6.250%, 12/15/17	1.000% quarterly	09/20/14	1.095	4,000	10	13
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	3.600	4,000	(266)	(36)
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	3.600	4,000	(266)	87
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.250	2,500	—	(24)
Republic of Austria, 5.250%, 01/04/11	1.620% quarterly	06/20/14	0.701	7,700	(345)	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	03/20/14	0.594	5,000	(417)	—
Sara Lee Corp., 6.125%, 11/01/33	1.000% quarterly	06/20/14	0.305	5,000	(169)	133
Sears Roebuck Acceptance Corp., 7.500%, 01/15/13	5.000% quarterly	06/20/14	3.659	4,000	(256)	256
Walt Disney Co. (The), 5.625%, 09/15/16	1.000% quarterly	09/20/14	0.480	5,000	—	133
Royal Bank of Scotland:
Aetna, Inc., 6.625%, 06/15/36	1.220% quarterly	12/20/13	0.639	1,650	(43)	—
Aetna, Inc., 6.625%, 06/15/36	0.950% quarterly	03/20/14	0.652	7,800	(115)	—
FSA Global Funding Ltd., 6.110%, 06/29/15	5.000% quarterly	06/20/14	7.321	1,900	144	(299)
Lowe’s Cos., Inc., 5.400%, 10/15/16	1.000% quarterly	09/20/14	0.710	5,000	(78)	94
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.276	5,000	54	(73)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.276	5,000	54	(83)
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	0.591	1,050	(66)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	0.591	260	(17)	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	0.591	160	(11)	—
Republic of Slovenia, 5.375%, 04/11/11	2.197% semi-annually	02/20/14	0.591	230	(16)	—
TJX Cos., Inc., 7.450%, 12/15/09	1.000% quarterly	09/20/14	0.375	8,000	(256)	269
					$(2,920)	$371

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   37

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Citibank, N.A.:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227%	$9,800	$2,737	$(2,586)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	2,000	1,275	(1,510)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	2,000	1,275	(1,460)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	2,000	1,275	(1,465)
Credit Suisse International:
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	2,000	1,275	(1,375)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	2,000	1,275	(1,325)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	5,000	452	(1,200)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	3,500	316	(796)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	2,500	226	(560)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	1,500	135	(308)
CMBX.NA.AJ.1.1	0.840% monthly	10/12/52	6.974	5,000	1,455	(1,475)
Deutsche Bank AG, New York:
CDX.EM.11.1	5.000% semi-annually	06/20/14	3.209	5,000	(424)	132
CDX.EM.11.1	5.000% semi-annually	06/20/14	3.209	5,000	(424)	239
CDX.NA.HY.12.8	5.000% quarterly	06/20/14	8.360	5,000	512	(549)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	5,700	515	(1,097)
Royal Bank of Scotland:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227	8,800	2,457	(3,000)
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227	12,100	3,379	(3,595)
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227	1,500	419	(277)
CDX.EM.11.1	5.000% semi-annually	06/20/14	3.209	5,000	(424)	(38)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	2,000	1,275	(1,400)
					$18,981	$(23,645)

Credit Default Swaps — Sell Protection [2]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Credit Suisse International:
Assured Guaranty U.S. Holdings, Inc., 7.000%, 06/01/34	5.000% quarterly	06/20/14	9.394%	$2,000	$(292)	$1,047
Assured Guaranty U.S. Holdings, Inc., 7.000%, 06/01/34	5.000% quarterly	06/20/14	9.394	2,000	(292)	709
XTO Energy, Inc., 4.900%, 02/01/14	1.000% quarterly	09/20/14	1.200	3,000	(22)	10
Deutsche Bank AG, New York:
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	06/20/14	3.504	4,000	283	(78)
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	06/20/14	3.504	4,000	283	(153)
Prudential Financial, Inc., 4.500%, 07/15/13	5.000% quarterly	06/20/14	3.180	2,000	169	330
Royal Bank of Scotland:
Radian Group, Inc., 5.375%, 06/15/15	5.000% quarterly	09/20/14	18.769	5,000	(1,694)	1,654
					$(1,565)	$3,519

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858%	$6,000	$(160)	$175
Citibank, N.A.:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	8,900	(6,357)	6,050
Credit Suisse International:
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858	5,000	(133)	161
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858	5,000	(133)	155
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858	10,000	(266)	186
CMBX.NA.AAA.4	0.350% monthly	02/17/51	4.275	5,000	(1,181)	1,175
Royal Bank of Scotland:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	1,500	(1,071)	808
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	8,000	(5,714)	5,800
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	11,000	(7,857)	7,782
					$(22,872)	$22,292

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Citibank, N.A.	3.079% semi-annually	3 month LIBOR quarterly	08/17/14	$99,930	$(1,642)	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   39

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Citibank, N.A. (††)	U.S. Treasury Note, 2.375%, 08/31/14	99.44	09/29/09	$100,985	$—	$—
Credit Suisse International (†)	U.S. Treasury Note, 2.750%, 02/15/19	91.20	09/10/09	30,045	(1,034)	—
Credit Suisse International (††)	U.S. Treasury Bond, 8.750%, 08/15/20	139.15	09/10/09	21,055	1,180	—
					$146	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

(†)	If the market price exceeds the price lock at termination, the Fund pays the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund receives the difference between the price lock and market price.

(††)	If the market price exceeds the price lock at termination, the Fund receives the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund pays the difference between the price lock and market price.

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 6.7%
6,097	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35 (m)	4,843
	Countrywide Asset-Backed Certificates,
1,094	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34 (m)	554
10	Series 2004-1, Class 3A, VAR, 0.546%, 04/25/34 (m)	7
730	Series 2004-1, Class M1, VAR, 0.766%, 03/25/34 (m)	573
600	Series 2004-1, Class M2, VAR, 0.816%, 03/25/34 (m)	443
90	Series 2005-3, Class AF3, VAR, 4.823%, 08/25/35 (m)	88
1,503	Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35	1,393
2,226	Series 2006-3, Class 2A2, VAR, 0.446%, 06/25/36 (m)	1,713
7,620	Series 2006-11, Class 1AF2, VAR, 6.017%, 09/25/46 (m)	5,808
	Countrywide Home Equity Loan Trust,
122	Series 2004-I, Class A, VAR, 0.563%, 02/15/34 (m)	52
148	Series 2004-K, Class 2A, VAR, 0.573%, 02/15/34 (m)	58
2,800	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF4, Class A2, VAR, 0.456%, 03/25/36	1,911
1,168	Granite Master Issuer plc, (United Kingdom), Series 2006-2, Class A4, VAR, 0.313%, 12/20/54	944
7,620	GSAA Trust, Series 2006-11, Class 2A2, VAR, 0.426%, 07/25/36	2,635
169	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.526%, 11/25/35	159
4,802	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 0.446%, 07/25/36	3,693
	Long Beach Mortgage Loan Trust,
1,120	Series 2004-1, Class M1, VAR, 0.766%, 02/25/34	722
750	Series 2004-1, Class M2, VAR, 0.816%, 02/25/34	479
4,220	Series 2004-3, Class M1, VAR, 0.836%, 07/25/34	2,969
6,794	Series 2006-2, Class 2A3, VAR, 0.456%, 03/25/46	2,819
740	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.716%, 03/25/35	425
224	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.106%, 02/25/33	152
1,460	PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.610%, 06/15/15	1,630
	RESI Finance LP, (Cayman Islands),
3,078	Series 2003-C, Class B3, VAR, 1.676%, 09/10/35 (e)	1,265
660	Series 2003-D, Class B3, VAR, 1.576%, 12/10/35 (e)	275
	Residential Asset Mortgage Products, Inc.,
1,715	Series 2006-EFC1, Class A2, VAR, 0.466%, 02/25/36	1,512
607	Series 2006-RS1, Class AI2, VAR, 0.496%, 01/25/36	342
4,719	Residential Asset Securities Corp., Series 2006-KS2, Class A3, VAR, 0.456%, 03/25/36	3,866
932	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, VAR, 0.446%, 12/25/35	855
	Wachovia Asset Securitization, Inc.,
243	Series 2002-HE2, Class A, VAR, 0.696%, 12/25/32	140
153	Series 2003-HE3, Class A, VAR, 0.516%, 11/25/33	77
	Total Asset-Backed Securities (Cost $50,299)	42,402
Collateralized Mortgage Obligations — 11.6%
	Agency CMO — 1.3%
	Federal Home Loan Mortgage Corp. REMICS,
3,825	Series 2701, Class ST, IF, IO, 6.727%, 08/15/21	245
2,369	Series 2779, Class SM, IF, IO, 6.877%, 10/15/18	204
2,290	Series 2861, Class GS, IF, IO, 6.927%, 01/15/21	36
508	Series 2891, Class LI, IO, 5.000%, 06/15/24	3
1,571	Series 2931, Class GA, 5.000%, 11/15/28	1,633
996	Series 2971, Class PI, IO, 5.500%, 03/15/26	25
3,050	Series 2975, Class SJ, IF, IO, 6.377%, 05/15/35	314
262	Series 2980, Class QB, 6.500%, 05/15/35	282
2,115	Series 3149, Class IU, IO, 6.000%, 09/15/25	41
4,730	Series 3370, Class SH, IF, IO, 6.177%, 10/15/37	505
	Federal National Mortgage Association REMICS,
4,841	Series 2004-17, Class DS, IF, IO, 6.884%, 11/25/32	549
1,253	Series 2004-87, Class JI, IO, 5.000%, 11/25/30	76
9,737	Series 2007-109, Class GI, IF, IO, 5.804%, 12/25/37	1,129
19,118	Series 2008-61, Class S, IF, IO, 5.834%, 07/25/38	1,938

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   41

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
	Federal National Mortgage Association Whole Loan,
72	Series 2003-W3, Class 2A5, 5.356%, 06/25/42	75
953	Series 2003-W6, Class 1A41, 5.398%, 10/25/42	978
		8,033
	Non-Agency CMO — 10.3%
	Adjustable Rate Mortgage Trust,
105	Series 2005-4, Class 7A2, VAR, 0.496%, 08/25/35 (m)	61
507	Series 2005-5, Class 6A21, VAR, 0.496%, 09/25/35 (m)	270
2,766	Banc of America Funding Corp., Series 2005-6, Class 2A8, 5.500%, 10/25/35 (m)	2,125
966	Citicorp Mortgage Securities, Inc., Series 2005-6, Class 1A6, 5.500%, 09/25/35 (m)	954
2,199	Citigroup Mortgage Loan Trust, Inc., Series 2007-12, Class 2A1, 6.500%, 10/25/36 (e) (m)	1,519
11,955	CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1A4, 6.000%, 11/25/36 (m)	7,579
	Countrywide Alternative Loan Trust,
1,856	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35 (m)	1,526
9,823	Series 2005-J14, Class A3, 5.500%, 12/25/35 (m)	7,765
5,277	Series 2005-J3, Class 3A1, 6.500%, 09/25/34 (m)	4,324
8,340	Series 2006-24CB, Class A1, 6.000%, 06/25/36 (m)	6,637
2,111	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-10, Class 1A10, 5.850%, 05/25/36 (m)	1,914
2,938	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-22, Class A20, 6.250%, 10/25/32 (m)	2,867
	CS First Boston Mortgage Securities Corp.,
201	Series 2003-29, Class 7A1, 6.500%, 12/25/33 (m)	175
318	Series 2004-5, Class 1A8, 6.000%, 09/25/34 (m)	319
2,892	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2006-AR1, Class 1A2, VAR, 0.476%, 02/25/36 (m)	1,956
2,503	First Horizon Asset Securities, Inc., Series 2005-6, Class 1A1, 5.500%, 11/25/35	2,467
	Harborview Mortgage Loan Trust,
1,709	Series 2005-3, Class 2A1A, VAR, 0.519%, 06/19/35	883
2,449	Series 2005-13, Class 2A11, VAR, 0.559%, 02/19/36	1,302
1,023	Series 2006-8, Class 2A1A, VAR, 0.459%, 08/21/36	499
6,228	Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.500%, 09/25/37	4,792
477	Lehman XS Trust, Series 2005-7N, Class 1A1A, VAR, 0.536%, 12/25/35	271
2,765	Residential Accredit Loans, Inc., Series 2006-QS11, Class 1A1, 6.500%, 08/25/36	2,328
3,455	Residential Funding Mortgage Securities I, Series 2005-S7, Class A5, 5.500%, 11/25/35	3,270
483	Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1, VAR, 0.496%, 05/25/45	251
	WaMu Mortgage Pass-Through Certificates,
555	Series 2005-AR15, Class A1A1, VAR, 0.526%, 11/25/45	320
324	Series 2005-AR17, Class A1A1, VAR, 0.536%, 12/25/45	190
315	Series 2005-AR2, Class 2A21, VAR, 0.596%, 01/25/45	188
492	Series 2005-AR9, Class A1A, VAR, 0.586%, 07/25/45	295
336	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 1A, VAR, 0.456%, 07/25/46	166
	Wells Fargo Mortgage Backed Securities Trust,
299	Series 2003-2, Class A6, 5.250%, 02/25/18	298
7,025	Series 2003-M, Class A1, VAR, 4.693%, 12/25/33	6,643
319	Series 2004-F, Class A8, VAR, 4.725%, 06/25/34	306
1,198	Series 2006-AR3, Class A1, VAR, 5.713%, 03/25/36	863
		65,323
	Total Collateralized Mortgage Obligations (Cost $75,496)	73,356
Commercial Mortgage-Backed Securities — 2.4%
	Bear Stearns Commercial Mortgage Securities,
2,570	Series 2005-PWR9, Class A4A, 4.871%, 09/11/42 (m)	2,394
2,290	Series 2005-T18, Class A4, VAR, 4.933%, 02/13/42 (m)	2,185
1,390	Series 2005-T20, Class A4A, VAR, 5.298%, 10/12/42 (m)	1,381

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — Continued
2,980	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VAR, 4.799%, 08/10/42	2,713
	LB-UBS Commercial Mortgage Trust,
1,200	Series 2006-C1, Class A4, 5.156%, 02/15/31	1,080
2,240	Series 2006-C4, Class A4, VAR, 5.882%, 06/15/38	2,093
1,240	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, VAR, 0.393%, 09/15/21 (e)	807
1,440	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.840%, 05/12/39	1,352
970	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35	995
200	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	195
	Total Commercial Mortgage-Backed Securities (Cost $15,600)	15,195
Corporate Bonds — 40.2%
	Consumer Discretionary — 5.3%
	Auto Components — 0.2%
455	Goodyear Tire & Rubber Co. (The), 9.000%, 07/01/15	462
	TRW Automotive, Inc.,
800	7.000%, 03/15/14 (e)	696
460	7.250%, 03/15/17 (e)	386
		1,544
	Diversified Consumer Services — 0.1%
630	Service Corp. International, 7.375%, 10/01/14	617
	Hotels, Restaurants & Leisure — 0.8%
855	Host Hotels & Resorts LP, 6.375%, 03/15/15	802
185	McDonald’s Corp., 6.300%, 10/15/37	215
	MGM Mirage,
930	5.875%, 02/27/14	669
830	6.750%, 04/01/13	631
	Royal Caribbean Cruises Ltd., (Liberia),
560	6.875%, 12/01/13	485
25	7.250%, 06/15/16	20
	Starwood Hotels & Resorts Worldwide, Inc.,
480	6.750%, 05/15/18	434
130	7.875%, 05/01/12	131
990	Vail Resorts, Inc., 6.750%, 02/15/14	950
685	Yum! Brands, Inc., 6.875%, 11/15/37	743
		5,080
	Household Durables — 0.4%
150	ALH Finance LLC/ALH Finance Corp., 8.500%, 01/15/13 (m)	139
150	Ames True Temper, Inc., VAR, 4.509%, 01/15/12 (m)	132
110	Beazer Homes USA, Inc., 6.500%, 11/15/13 (m)	70
1,190	Sealy Mattress Co., 8.250%, 06/15/14	1,053
600	Simmons Bedding Co., 7.875%, 01/15/14 (d)	516
1,290	Simmons Co., SUB, 10.000%, 12/15/14	400
		2,310
	Leisure Equipment & Products — 0.1%
550	Steinway Musical Instruments, 7.000%, 03/01/14 (e)	446
	Media — 3.2%
1,010	CBS Corp., 8.875%, 05/15/19 (m)	1,086
710	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (d)	717
485	Charter Communications Holdings LLC, 8.000%, 04/30/12 (e) (m)	489
725	Comcast Corp., 6.950%, 08/15/37 (m)	820
50	CSC Holdings, Inc., 8.625%, 02/15/19 (e) (m)	50
2,360	Dex Media West LLC/Dex Media West Finance Co., 9.875%, 08/15/13 (d)	496
1,890	DirecTV Holdings LLC/DirecTV Financing Co., 6.375%, 06/15/15 (m)	1,914
	DISH DBS Corp.,
1,880	7.125%, 02/01/16 (m)	1,805
200	7.750%, 05/31/15 (m)	196
	Intelsat Jackson Holdings Ltd., (Bermuda),
465	9.500%, 06/15/16	478
280	11.250%, 06/15/16	292
75	Intelsat Subsidiary Holding Co. Ltd., (Bermuda), 8.875%, 01/15/15 (e)	75
1,000	News America, Inc., 6.900%, 08/15/39 (e)	1,052
1,585	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	1,494
1,265	Thomson Reuters Corp., (Canada), 6.500%, 07/15/18	1,419
	Time Warner Cable, Inc.,
1,000	6.550%, 05/01/37	1,052
550	7.300%, 07/01/38	622
770	7.500%, 04/01/14	884
2,230	Time Warner, Inc., VAR, 0.684%, 11/13/09 (m)	2,230
1,045	Viacom, Inc., 6.250%, 04/30/16	1,121
435	Videotron Ltee, (Canada), 6.875%, 01/15/14	416

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   43

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Media — Continued
1,765	WPP Finance, (United Kingdom), 8.000%, 09/15/14	1,933
		20,641
	Multiline Retail — 0.2%
871	Neiman-Marcus Group, Inc. (The), PIK, 9.000%, 10/15/15	649
500	Target Corp., 6.500%, 10/15/37	544
		1,193
	Specialty Retail — 0.1%
375	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	387
	Textiles, Apparel & Luxury Goods — 0.2%
1,200	Hanesbrands, Inc., VAR, 4.593%, 12/15/14	1,029
	Total Consumer Discretionary	33,247
	Consumer Staples — 2.9%
	Beverages — 1.1%
	Anheuser-Busch InBev Worldwide, Inc.,
1,365	6.875%, 11/15/19 (e) (m)	1,527
1,300	7.200%, 01/15/14 (e) (m)	1,460
2,185	Coca-Cola Enterprises, Inc., 7.375%, 03/03/14 (m)	2,560
1,520	Constellation Brands, Inc., 7.250%, 09/01/16 (m)	1,471
		7,018
	Food & Staples Retailing — 0.7%
1,630	CVS Pass-Through Trust, 6.036%, 12/10/28 (m)	1,538
1,930	CVS/Caremark Corp., VAR, 0.968%, 06/01/10 (m)	1,926
740	Wal-Mart Stores, Inc., 5.250%, 09/01/35	735
		4,199
	Food Products — 0.1%
1,005	Del Monte Corp., 6.750%, 02/15/15 (m)	975
	Household Products — 0.4%
220	Central Garden and Pet Co., 9.125%, 02/01/13 (m)	221
1,220	Jarden Corp., 7.500%, 05/01/17	1,174
	Visant Holding Corp.,
630	8.750%, 12/01/13	637
410	SUB, 10.250%, 12/01/13	414
		2,446
	Tobacco — 0.6%
2,415	Altria Group, Inc., 9.700%, 11/10/18 (m)	2,954
730	Philip Morris International, Inc., 6.375%, 05/16/38	830
		3,784
	Total Consumer Staples	18,422
	Energy — 1.9%
	Oil, Gas & Consumable Fuels — 1.9%
	Anadarko Petroleum Corp.,
970	6.450%, 09/15/36 (m)	960
2,000	8.700%, 03/15/19 (m)	2,356
585	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38 (m)	613
	Chesapeake Energy Corp.,
530	6.500%, 08/15/17 (m)	468
610	7.000%, 08/15/14 (m)	579
750	Denbury Resources, Inc., 7.500%, 12/15/15 (m)	731
200	El Paso Corp., 8.250%, 02/15/16 (m)	202
260	Forest Oil Corp., 7.250%, 06/15/19	244
1,065	Hess Corp., 8.125%, 02/15/19	1,260
290	Newfield Exploration Co., 6.625%, 04/15/16	277
1,315	ONEOK Partners LP, 5.900%, 04/01/12	1,386
	PetroHawk Energy Corp.,
110	7.875%, 06/01/15	107
300	9.125%, 07/15/13	304
740	Plains All American Pipelines LP, 6.500%, 05/01/18	783
230	Quicksilver Resources, Inc., 8.250%, 08/01/15	216
515	Tesoro Corp., 6.625%, 11/01/15	461
1,275	XTO Energy, Inc., 5.750%, 12/15/13	1,376
	Total Energy	12,323
	Financials — 16.4%
	Capital Markets — 2.7%
1,660	Credit Suisse/Guernsey, (Switzerland), VAR, 1.130%, 05/15/17 (m) (x)	921
	Goldman Sachs Group, Inc. (The),
1,610	6.000%, 05/01/14	1,736
1,945	6.750%, 10/01/37	1,947
175	7.500%, 02/15/19	202
3,795	Lehman Brothers Holdings Capital Trust VII, 0.000%, 05/31/12 (d) (i) (x)	—	(h)
	Lehman Brothers Holdings, Inc.,
1,350	0.000%, 08/21/09 (d)	233
850	0.000%, 05/25/10 (d)	146
	Macquarie Group Ltd., (Australia),
1,035	7.300%, 08/01/14 (e)	1,076
1,255	7.625%, 08/13/19 (e)	1,284

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Capital Markets — Continued
	Merrill Lynch & Co., Inc.,
175	6.050%, 08/15/12	182
1,240	VAR, 0.683%, 11/01/11	1,187
	Morgan Stanley,
990	5.625%, 01/09/12	1,045
2,225	6.000%, 05/13/14	2,359
1,380	VAR, 0.568%, 05/07/10 (m)	1,373
770	VAR, 2.550%, 05/14/10 (m)	777
2,500	UBS AG, (Switzerland), 5.875%, 12/20/17	2,477
		16,945
	Commercial Banks — 3.0%
	Barclays Bank plc, (United Kingdom),
1,360	6.050%, 12/04/17 (e) (m)	1,342
940	6.750%, 05/22/19 (m)	1,030
	Credit Suisse, (Switzerland),
2,410	5.000%, 05/15/13 (m)	2,559
585	5.300%, 08/13/19 (m)	592
830	Glitnir Banki HF, (Iceland)10/15/08 (d) (e) (i)	164
675	HSBC Bank USA N.A., 7.000%, 01/15/39	770
1,670	Royal Bank of Scotland plc (The), (United Kingdom), 4.875%, 08/25/14 (e)	1,673
1,000	Standard Chartered Bank, (United Kingdom), 6.400%, 09/26/17 (e)	972
1,940	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	2,062
GBP 2,400	SunTrust Bank, VAR, 1.349%, 06/22/12	3,487
3,025	Svenska Handelsbanken AB, (Sweden), 4.875%, 06/10/14 (e)	3,167
1,325	Westpac Banking Corp., (Australia), 4.200%, 02/27/15	1,333
		19,151
	Consumer Finance — 1.6%
3,735	American Express Credit Corp., 5.125%, 08/25/14 (m)	3,780
3,500	American Honda Finance Corp., VAR, 0.872%, 02/05/10 (e) (m)	3,496
1,935	Ford Motor Credit Co. LLC, 7.800%, 06/01/12	1,790
	GMAC, Inc.,
750	6.625%, 05/15/12 (e)	660
642	6.875%, 08/28/12 (e)	558
		10,284
	Diversified Financial Services — 3.3%
	Bank of America Corp.,
3,840	5.650%, 05/01/18 (m)	3,713
1,075	6.500%, 08/01/16 (m)	1,108
1,365	7.375%, 05/15/14 (m)	1,496
980	Capital One Bank USA N.A., 8.800%, 07/15/19 (m)	1,050
1,500	Capital One Capital V, 10.250%, 08/15/39 (m)	1,525
955	Capital One Financial Corp., 6.750%, 09/15/17 (m)	959
	Citigroup, Inc.,
4,000	6.000%, 08/15/17 (m)	3,760
760	8.125%, 07/15/39 (m)	781
	General Electric Capital Corp.,
1,145	5.875%, 01/14/38	1,017
5,700	VAR, 0.510%, 08/15/11	5,545
		20,954
	FDIC Guaranteed Securities (˜) — 1.6%
3,335	Bank of America Corp., 3.125%, 06/15/12 (m)	3,464
3,335	Citigroup, Inc., 2.875%, 12/09/11 (m)	3,442
3,300	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	3,441
		10,347
	Insurance — 3.7%
1,445	ACE INA Holdings, Inc., 5.600%, 05/15/15 (m)	1,547
2,000	Genworth Life Institutional Funding Trust, 5.875%, 05/03/13 (e)	1,877
	Metropolitan Life Global Funding I,
1,450	5.125%, 04/10/13 (e)	1,492
1,500	5.125%, 06/10/14 (e)	1,563
2,210	Nationwide Life Global Funding I, VAR, 0.587%, 10/09/09 (e) (m)	2,206
705	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	748
	Pricoa Global Funding I,
3,805	5.400%, 10/18/12 (e)	3,993
2,500	VAR, 0.734%, 06/26/12 (e)	2,331
1,150	Principal Financial Group, Inc., 8.875%, 05/15/19	1,316
2,210	StanCorp Financial Group, Inc., VAR, 6.900%, 06/01/67	1,261
6,000	Xlliac Global Funding, VAR, 0.764%, 08/10/10 (e) (m)	5,227
		23,561
	Real Estate Investment Trusts (REITs) — 0.5%
1,115	Camden Property Trust, 5.700%, 05/15/17 (m)	1,029
610	ERP Operating LP, 5.200%, 04/01/13 (m)	618
1,315	Simon Property Group LP, 6.750%, 05/15/14	1,409
		3,056
	Total Financials	104,298

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   45

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Health Care — 2.1%
	Health Care Equipment & Supplies — 0.5%
2,000	Biomet, Inc., PIK, 10.375%, 10/15/17 (m)	2,085
910	Cooper Cos., Inc. (The), 7.125%, 02/15/15 (m)	857
320	DJO Finance LLC/DJO Finance Corp., 10.875%, 11/15/14 (m)	307
		3,249
	Health Care Providers & Services — 1.3%
1,825	CHS/Community Health Systems, Inc., 8.875%, 07/15/15 (m)	1,832
3,024	HCA, Inc., PIK, 9.625%, 11/15/16	3,054
900	Roche Holdings, Inc., 6.000%, 03/01/19 (e)	996
350	United Surgical Partners International, Inc., PIK, 9.250%, 05/01/17	310
2,000	UnitedHealth Group, Inc., VAR, 0.789%, 06/21/10 (m)	1,983
		8,175
	Pharmaceuticals — 0.3%
1,570	Pfizer, Inc., 6.200%, 03/15/19	1,775
	Total Health Care	13,199
	Industrials — 1.8%
	Aerospace & Defense — 0.4%
1,590	ITT Corp., 6.125%, 05/01/19	1,704
970	L-3 Communications Corp., 5.875%, 01/15/15	907
		2,611
	Commercial Services & Supplies — 0.4%
1,025	ACCO Brands Corp., 7.625%, 08/15/15 (m)	763
495	Allied Waste North America, Inc., 7.375%, 04/15/14 (m)	516
230	Corrections Corp. of America, 6.250%, 03/15/13 (m)	225
1,260	Iron Mountain, Inc., 6.625%, 01/01/16	1,191
		2,695
	Environmental Services — 0.3%
1,690	Republic Services, Inc., 5.500%, 09/15/19 (e) (w)	1,678
	Industrial Machinery — 0.1%
395	Baldor Electric Co., 8.625%, 02/15/17 (m)	393
462	RBS Global, Inc./Rexnord LLC, 9.500%, 08/01/14 (e)	425
		818
	Machinery — 0.2%
1,550	Terex Corp., 8.000%, 11/15/17	1,314
200	Titan International, Inc., 8.000%, 01/15/12	192
		1,506
	Road & Rail — 0.4%
200	Ashtead Capital, Inc., 9.000%, 08/15/16 (e) (m)	176
1,085	Canadian Pacific Railway Co., (Canada), 7.250%, 05/15/19 (m)	1,239
530	Hertz Corp. (The), 8.875%, 01/01/14	508
530	RSC Equipment Rental, Inc., 9.500%, 12/01/14	474
		2,397
	Total Industrials	11,705
	Information Technology — 0.6%
	Electronic Equipment, Instruments & Components — 0.0% (g)
150	Flextronics International Ltd., (Singapore), 6.250%, 11/15/14	138
157	NXP BV/Funding LLC, (Netherlands), 10.000%, 07/15/13 (e)	143
		281
	IT Services — 0.3%
450	First Data Corp., 9.875%, 09/24/15	385
1,400	SunGard Data Systems, Inc., 10.250%, 08/15/15	1,386
		1,771
	Semiconductors & Semiconductor Equipment — 0.1%
441	Freescale Semiconductor, Inc., PIK, 9.125%, 12/15/14	255
340	Sensata Technologies BV, (Netherlands), 8.000%, 05/01/14	291
		546
	Software — 0.2%
215	Open Solutions, Inc., 9.750%, 02/01/15 (e)	141
710	Oracle Corp., 6.125%, 07/08/39	797
		938
	Total Information Technology	3,536
	Materials — 1.5%
	Chemicals — 0.4%
435	Dow Chemical Co. (The), 8.550%, 05/15/19 (m)	474
720	Ineos Group Holdings plc, (United Kingdom), 8.500%, 02/15/16 (e)	331
1,310	PolyOne Corp., 8.875%, 05/01/12	1,284
610	Terra Capital, Inc., 7.000%, 02/01/17	575
		2,664
	Containers & Packaging — 0.1%
300	Graham Packaging Co. LP/GPC Capital Corp. I, 9.875%, 10/15/14	298

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Containers & Packaging — Continued
895	Smurfit-Stone Container Enterprises, Inc., 8.375%, 07/01/12 (d)	562
		860
	Metals & Mining — 0.9%
1,305	ArcelorMittal, (Luxembourg), 9.850%, 06/01/19 (m)	1,490
1,125	Arch Western Finance LLC, 6.750%, 07/01/13 (m)	1,074
450	FMG Finance Pty Ltd., (Australia), 10.625%, 09/01/16 (e) (m)	484
1,145	Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15	1,194
1,635	Xstrata Finance Canada Ltd., (Canada), 6.900%, 11/15/37 (e)	1,437
		5,679
	Paper & Forest Products — 0.1%
	Georgia-Pacific LLC,
420	7.000%, 01/15/15 (e)	405
445	7.125%, 01/15/17 (e)	427
		832
	Total Materials	10,035
	Telecommunication Services — 4.6%
	Diversified Telecommunication Services — 3.5%
	AT&T, Inc.,
1,090	5.800%, 02/15/19 (m)	1,170
3,230	6.700%, 11/15/13 (m)	3,659
	British Telecommunications plc, (United Kingdom),
1,000	5.950%, 01/15/18 (m)	1,019
735	9.625%, 12/15/30 (m)	924
600	Deutsche Telekom International Finance BV, (Netherlands), 6.750%, 08/20/18 (m)	677
810	Nordic Telephone Co. Holdings ApS, (Denmark), 8.875%, 05/01/16 (e)	822
315	PAETEC Holding Corp., 9.500%, 07/15/15	272
565	Qwest Communications International, Inc., 7.250%, 02/15/11	561
	Qwest Corp.,
2,098	7.875%, 09/01/11	2,140
340	8.875%, 03/15/12	350
2,120	Telecom Italia Capital S.A., (Luxembourg), 7.721%, 06/04/38	2,475
	Telefonica Emisiones S.A.U., (Spain),
1,990	5.855%, 02/04/13	2,157
3,940	5.984%, 06/20/11	4,195
	Verizon Communications, Inc.,
1,140	6.400%, 02/15/38	1,232
125	8.750%, 11/01/18	158
610	Wind Acquisition Finance S.A., (Luxembourg), 10.750%, 12/01/15 (e)	656
		22,467
	Wireless Telecommunication Services — 1.1%
800	Alltel Corp., 7.875%, 07/01/32 (m)	981
1,020	Cricket Communications, Inc., 9.375%, 11/01/14 (m)	962
250	Crown Castle International Corp., 9.000%, 01/15/15 (m)	260
230	Digicel Group Ltd., (Bermuda), 8.875%, 01/15/15 (e) (m)	205
30	iPCS, Inc., PIK, 3.733%, 05/01/14	22
1,000	MetroPCS Wireless, Inc., 9.250%, 11/01/14	981
2,000	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	2,265
1,395	Sprint Capital Corp., 6.900%, 05/01/19	1,172
		6,848
	Total Telecommunication Services	29,315
	Utilities — 3.1%
	Electric Utilities — 1.1%
85	Appalachian Power Co., 5.550%, 04/01/11 (m)	88
630	Dominion Resources, Inc., 5.200%, 08/15/19 (m)	650
1,345	Duke Energy Corp., 5.050%, 09/15/19 (m)	1,359
1,100	E.ON International Finance BV, (Netherlands), 5.800%, 04/30/18 (e) (m)	1,173
520	FirstEnergy Solutions Corp., 6.800%, 08/15/39 (e)	531
330	Mirant Americas Generation LLC, 8.300%, 05/01/11	332
1,010	Nevada Power Co., 7.125%, 03/15/19	1,150
660	Pacific Gas & Electric Co., 6.250%, 03/01/39	744
290	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	192
615	Union Electric Co., 8.450%, 03/15/39	808
		7,027
	Gas Utilities — 0.9%
850	DCP Midstream LLC, 9.750%, 03/15/19 (e) (m)	1,011
1,005	EQT Corp., 8.125%, 06/01/19 (m)	1,129
1,265	Kinder Morgan Energy Partners LP, 6.850%, 02/15/20	1,391
250	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 8.750%, 04/15/18	237

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   47

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
		Gas Utilities — Continued
1,440		Sonat, Inc., 7.625%, 07/15/11	1,459
			5,227
		Independent Power Producers & Energy Traders — 0.4%
		Energy Future Holdings Corp.,
1,345		10.875%, 11/01/17 (m)	962
212		PIK, 11.250%, 11/01/17 (m)	129
1,540		NRG Energy, Inc., 7.375%, 02/01/16	1,473
			2,564
		Multi-Utilities — 0.7%
1,065		DTE Energy Co., 7.625%, 05/15/14 (m)	1,153
630		Mirant North America LLC, 7.375%, 12/31/13	605
1,370		National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	1,776
740		Veolia Environnement, (France), 6.000%, 06/01/18	789
			4,323
		Total Utilities	19,141
		Total Corporate Bonds (Cost $246,483)	255,221
Mortgage Pass-Through Securities — 35.9%
48		Federal Home Loan Mortgage Corp., Gold Pool, 15 Year, Single Family,
		6.000%, 02/01/11 – 04/01/11	51
		Federal Home Loan Mortgage Corp., Gold Pool, 30 Year, Single Family,
2,600		TBA, 4.500%, 09/15/39	2,612
18,825		TBA, 5.000%, 09/15/39	19,325
24,440		TBA, 5.500%, 09/15/39	25,463
18,815		TBA, 6.000%, 09/15/39	19,815
4,900		TBA, 6.500%, 09/15/39	5,214
100		6.000%, 01/01/35	106
27		7.000%, 12/01/25 – 02/01/26	30
69		7.500%, 10/01/26 – 02/01/27	77
50		8.000%, 04/01/26 – 07/01/26	56
		Federal National Mortgage Association, 15 Year, Single Family,
14,365		TBA, 4.500%, 09/25/24	14,769
11,185		TBA, 5.000%, 09/25/24	11,657
8,550		TBA, 5.500%, 09/25/24	8,996
1,695		TBA, 6.000%, 09/25/24	1,802
		Federal National Mortgage Association, 30 Year, Single Family,
12,600		TBA, 4.500%, 09/25/39	12,667
15,520		TBA, 5.000%, 09/25/39	15,927
19,385		TBA, 5.500%, 09/25/39	20,179
15,800		TBA, 6.000%, 09/25/39	16,624
11,385		TBA, 6.500%, 09/25/39	12,175
896		6.000%, 10/01/23 – 01/01/29	953
858		6.500%, 04/01/29 – 03/01/35	921
233		7.000%, 02/01/35 – 03/01/35	254
30		7.500%, 03/01/35	33
		Government National Mortgage Association, 30 Year, Single Family,
7,700		TBA, 4.500%, 09/15/39	7,763
7,200		TBA, 5.000%, 09/15/39	7,409
11,500		TBA, 5.500%, 09/15/39	12,010
9,865		TBA, 6.000%, 09/15/39	10,398
493		7.000%, 09/15/31	545
—	(h)	9.000%, 04/15/11	—	(h)
		Total Mortgage Pass-Through Securities (Cost $225,107)	227,831
Supranational — 0.5%
2,760		European Investment Bank, 4.875%, 02/16/16 (m) (Cost $2,808)	3,003
U.S. Government Agency Securities — 8.0%
		Federal Home Loan Mortgage Corp.,
11,225		2.125%, 09/21/12	11,323
4,000		3.750%, 03/27/19	3,976
1,800		5.125%, 10/18/16	1,979
		Federal National Mortgage Association,
31,240		1.750%, 08/10/12	31,256
2,140		4.875%, 12/15/16	2,324
50		6.625%, 11/15/30	63
		Total U.S. Government Agency Securities (Cost $50,497)	50,921
U.S. Treasury Obligations — 11.3%
		U.S. Treasury Bonds,
5,210		3.500%, 02/15/39 (m)	4,603
1,960		4.250%, 05/15/39 (m)	1,982
100		4.375%, 02/15/38 (m)	103
6,950		4.500%, 08/15/39	7,325
310		5.500%, 08/15/28 (m)	365
300		6.250%, 08/15/23 (m)	371
690		7.250%, 05/15/16 (m)	871
750		7.500%, 11/15/16 (m)	961
6,500		U.S. Treasury Inflation Indexed Notes, 0.625%, 04/15/13	6,529
		U.S. Treasury Notes,
6,910		0.875%, 05/31/11 (m)	6,917
9,545		1.125%, 06/30/11 (m)	9,587
1,252		1.375%, 02/15/12 (m)	1,255

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligations — Continued
	Multi-Utilities — Continued
2,305	1.750%, 11/15/11 (m)	2,337
4,220	3.125%, 05/15/19 (m)	4,120
5,120	3.250%, 07/31/16 (m)	5,198
575	3.500%, 02/15/18 (m)	582
16,935	3.625%, 08/15/19 (m)	17,253
1,360	3.750%, 11/15/18 (m)	1,397
	Total U.S. Treasury Obligations (Cost $70,552)	71,756

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Options Purchased — 0.2%
	Call Option Purchased — 0.0% (g)
344	90 Day Eurodollar Futures, Expiring 09/14/09 $99.50, American Style (r) (Cost $36)	114
	Put Options Purchased — 0.2%
158	1 Year Eurodollar Mid-Curve Futures, Expiring 12/11/09 $98.00, American Style (r)	4

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Payer Options Purchased on Interest Rate Swaps:
15,070	Expiring 03/25/10. If exercised the Fund pays semi-annually 4.250% and receives quarterly floating 3 month LIBOR terminating 03/29/20, European Style. Counterparty: Deutsche Bank AG, New York (r)	387
11,000	Expiring 06/30/10. If exercised the Fund pays semi-annually 4.470% and receives quarterly floating 3 month LIBOR terminating 07/02/20, European Style. Counterparty: Royal Bank of Scotland (r)	259
5,500	Expiring 07/12/10. If exercised the Fund pays semi-annually 4.388% and receives quarterly floating 3 month LIBOR terminating 07/14/20, European Style. Counterparty: Deutsche Bank AG, New York (r)	177
	Total Put Options Purchased (Cost $787)	827
	Total Options Purchased (Cost $823)	941

PRINCIPAL AMOUNT
Short-Term Investments — 23.4%
U.S. Treasury Obligation — 0.6%
3,680	U.S. Treasury Bill, 0.162%, 10/15/09 (k) (m) (n) (Cost $3,679)	3,679

SHARES
	Investment Company — 22.8%
144,876	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.230% (b) (l) (m) (Cost $144,876)	144,876

	Total Short-Term Investments (Cost $148,555)	148,555
	Total Investments — 140.2% (Cost $886,220)	889,181
	Liabilities in Excess of Other Assets — (40.2)%	(254,873)
	NET ASSETS — 100.0%	$634,308

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   49

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 08/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
91	90 Day Eurodollar	10/19/09	22,664	51
225	30 Day Federal Funds	10/30/09	93,589	93
261	30 Day Federal Funds	11/30/09	108,549	331
659	90 Day Eurodollar	12/14/09	163,992	1,167
176	10 Year U.S. Treasury Note	12/21/09	20,630	129
206	30 Year U.S. Treasury Bond	12/21/09	24,668	203
34	2 Year U.S. Treasury Note	12/31/09	7,356	16
98	5 Year U.S. Treasury Note	12/31/09	11,295	61
216	30 Day Federal Funds	02/26/10	89,748	137

	Short Futures Outstanding
(169)	10 Year U.S. Treasury Note	12/21/09	(19,810)	(163)
(204)	30 Year U.S. Treasury Bond	12/21/09	(24,429)	(192)
(125)	2 Year U.S. Treasury Note	12/31/09	(27,043)	(71)
(225)	30 Day Federal Funds	12/31/09	(93,579)	(144)
(110)	5 Year U.S. Treasury Note	12/31/09	(12,678)	(79)
(234)	90 Day Eurodollar	09/13/10	(57,617)	(53)
				1,486

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 08/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,050,000	GBP	09/17/09	3,320	3,338	(18)

OPTIONS WRITTEN

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$99.63	12/14/09	344	(41)
1 Year Eurodollar Mid-Curve Futures, American Style	98.63	09/11/09	145	(14)
(Premiums received of 38.)				(55)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$ 98.38	12/14/09	344	(11)
(Premiums received of 27.)

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Payer Options Written on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE** (r)	OPTION EXPIRATION DATE	SWAP TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	5.388% semi-annually	07/12/10	07/14/20	5,500	(71)
Deutsche Bank AG, New York	5.545% semi-annually	03/25/10	03/29/20	5,050	(30)
Royal Bank of Scotland	5.698% semi-annually	06/30/10	07/02/20	11,000	(101)
(Premiums received of 354.)					(202)

*	European Style

**	The Fund would pay quarterly a floating rate based on 3 month LIBOR, if exercised.

Credit Default Swaps — Buy Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Citibank, N.A.:
Home Depot, Inc., 5.875%, 12/16/36	1.000% quarterly	09/20/14	0.720%	1,800	(27)	30
Credit Suisse International:
Aetna, Inc., 6.625%, 06/15/36	1.000% quarterly	09/20/14	0.675	2,000	(35)	22
Anadarko Petroleum Corp., 5.950%, 09/15/16	1.000% quarterly	09/20/14	1.067	2,000	2	8
Gap Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.322	1,000	(35)	31
Gap Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.317	3,000	(104)	89
Kingdom of Sweden, 3.875%, 12/29/09	1.420% quarterly	03/20/14	0.477	2,350	(103)	—
Kingdom of Sweden, 3.875%, 12/29/09	1.540% quarterly	03/20/14	0.477	1,150	(57)	—
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	3.600	1,500	(100)	(60)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.250	1,800	—	(17)
Deutsche Bank AG, New York:
Aetna, Inc., 6.625%, 06/15/36	1.280% quarterly	03/20/14	0.652	2,000	(59)	—
FSA Global Funding Ltd., 6.110%, 06/29/15	5.000% quarterly	06/20/14	7.321	1,050	360	(534)
Gap Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.317	6,000	(209)	175
Kohl’s Corp., 6.250%, 12/15/17	1.000% quarterly	09/20/14	1.095	3,000	8	10
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	3.600	3,000	(200)	(27)
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	3.600	3,000	(200)	65
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.250	900	—	(9)
Republic of Austria, 5.250%, 01/04/11	1.620% quarterly	06/20/14	0.701	6,100	(273)	—
Sara Lee Corp., 6.125%, 11/01/33	1.000% quarterly	06/20/14	0.305	2,000	(68)	53
Sears Roebuck Acceptance Corp., 7.500%, 01/15/13	5.000% quarterly	06/20/14	3.659	3,000	(192)	192
Walt Disney Co. (The), 5.625%, 09/15/16	1.000% quarterly	09/20/14	0.480	1,800	(48)	48

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   51

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Royal Bank of Scotland:
Aetna, Inc., 6.625%, 06/15/36	1.220% quarterly	12/20/13	0.639%	6,000	(158)	—
FSA Global Funding Ltd., 6.110%, 06/29/15	5.000% quarterly	06/20/14	7.321	1,450	110	(228)
Lowe’s Cos., Inc., 5.400%, 10/15/16	1.000% quarterly	09/20/14	0.710	1,800	(28)	34
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.276	1,800	19	(26)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.276	1,800	19	(30)
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	0.591	1,900	(120)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	0.591	560	(36)	—
Republic of Slovenia, 5.375%, 04/11/11	2.197% semi-annually	02/20/14	0.591	520	(36)	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	0.591	320	(23)	—
TJX Cos., Inc., 7.450%, 12/15/09	1.000% quarterly	09/20/14	0.375	1,000	(32)	34
					(1,625)	(140)

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Citibank, N.A.:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227	3,400	950	(897)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	1,000	637	(755)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	1,000	637	(730)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	1,000	637	(732)
Credit Suisse International:
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	1,000	637	(687)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	1,000	637	(662)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	1,500	136	(308)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	2,500	226	(561)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	3,500	317	(796)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	5,000	452	(1,200)
CMBX.NA.AJ.1.1	0.840% monthly	10/12/52	6.974	900	262	(265)
Deutsche Bank AG, New York:
CDX.EM.11.1	5.000% semi-annually	06/20/14	3.209	2,000	(170)	96
CDX.NA.HY.12.8	5.000% quarterly	06/20/14	8.360	2,000	205	(220)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	5,000	452	(962)
Royal Bank of Scotland:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227	5,500	1,536	(1,875)
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227	11,375	3,177	(2,098)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	1,000	637	(700)
					11,365	(13,352)

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Credit Default Swaps — Sell Protection [2]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Credit Suisse International:
Assured Guaranty U.S. Holdings, Inc., 7.000%, 06/01/34	5.000% quarterly	06/20/14	9.394%	1,000	(146)	355
Assured Guaranty U.S. Holdings, Inc., 7.000%, 06/01/34	5.000% quarterly	06/20/14	9.394	1,500	(219)	785
XTO Energy, Inc., 4.900%, 02/01/14	1.000% quarterly	09/20/14	1.200	2,000	(15)	7
Deutsche Bank AG, New York:
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	06/20/14	3.504	3,000	212	(59)
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	06/20/14	3.504	3,000	212	(115)
Prudential Financial, Inc., 4.500%, 07/15/13	5.000% quarterly	06/20/14	3.180	2,000	169	330
Royal Bank of Scotland:
Radian Group, Inc., 5.375%, 06/15/15	5.000% quarterly	09/20/14	18.769	1,800	(610)	595
					(397)	1,898

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Bank of America:
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858%	4,000	(106)	116
Citibank, N.A.:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	3,100	(2,214)	2,107
Credit Suisse International:
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858	2,000	(53)	65
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858	2,000	(53)	62
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858	4,000	(106)	75
CMBX.NA.AAA.4	0.350% monthly	02/17/51	4.275	900	(212)	211
Royal Bank of Scotland:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	5,000	(3,571)	3,625
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	11,375	(8,124)	6,126
					(14,439)	12,387

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   53

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Citibank, N.A.	3.079% semi-annually	3 month LIBOR quarterly	08/17/14	34,780	(571)	—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCE OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Citibank, N.A. (††)	U.S. Treasury Note, 2.375%, 08/31/14	99.44	09/29/09	35,155	—	—
Credit Suisse International (†)	U.S. Treasury Note, 2.750%, 02/15/19	91.20	09/10/09	26,050	(896)	—
Credit Suisse International (††)	U.S. Treasury Bond, 8.750%, 08/15/20	139.15	09/10/09	18,270	1,024	—
					128	—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

(†)	If the market price exceeds the price lock at termination, the Fund pays the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund receives the difference between the price lock and market price.

(††)	If the market price exceeds the price lock at termination, the Fund receives the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund pays the difference between the price lock and market price.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

AGC—	Insured by Assured Guaranty Corp.

BRL—	Brazilian Real

CDX—	Credit Derivative Index

CLN—	Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal and interest. The credit ratings on these securities represent the rating from a national statistical rating organization and are as of August 31, 2009. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO—	Collateralized Mortgage Obligation

COP—	Colombian Peso

DA—	Development Authority

DIP—	Debtor-in-possession

ETF—	Exchange Traded Fund

GBP—	British Pound

GMAC—	General Motors Acceptance Corp.

HB—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2009. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR—	London Interbank Offered Rate

MXN—	Mexican Peso

PIK—	Payment-in-kind

REMICS—	Real Estate Mortgage Investment Conduits

SPDR—	Standard & Poor’s Depository Receipts

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The rate shown is the rate in effect as of August 31, 2009.

TBA—	To Be Announced

UYU—	Uruguayan Peso

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2009.

(˜)—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full fait and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Value	Percentage
Emerging Markets Debt Fund	$814	0.5%

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of August 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(o)—	CLN issuer is in bankruptcy.

(r)—	Rates shown are per annum and payments are as described.

(w)—	When-issued security.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Markets Debt Fund	Real Return Fund		Short Term Bond Fund II
ASSETS:
Investments in non-affiliates, at value	$144,834	$112,929		$116,122
Investments in affiliates, at value	6,538	1,773		869
Total investment securities, at value	151,372	114,702		116,991
Cash	—	993		—
Foreign currency, at value	1	2		—
Receivables:
Investment securities sold	123	168		—
Fund shares sold	474	3,650		14
Interest and dividends	3,339	434		888
Variation margin on futures contracts	27	—		—
Outstanding swap contracts, at value	1,022	—		—
Due from Advisor (See Note 3)	—	—		80
Total Assets	156,358	119,949		117,973

LIABILITIES:
Payables:
Due to custodian	1	—		—	(a)
Foreign currency due to custodian, at value	—	—		—	(a)
Dividends	181	95		201
Investment securities purchased	195	1,883		—
Fund shares redeemed	567	44		31
Interest	208	—		—
Variation margin on futures contracts	—	4		—
Outstanding swap contracts, at value	5,656	37		—
Accrued liabilities:
Investment advisory fees	79	18		26
Administration fees	6	5		7
Shareholder servicing fees	18	11		14
Distribution fees	5	16		33
Custodian and accounting fees	34	62		17
Trustees’ and Chief Compliance Officer’s fees	3	—	(a)	7
Other	91	112		204
Total Liabilities	7,044	2,287		540
Net Assets	$149,314	$117,662		$117,433

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Emerging Markets Debt Fund	Real Return Fund	Short Term Bond Fund II
NET ASSETS:
Paid in capital	$229,943	$122,858	$177,173
Accumulated undistributed (distributions in excess of) net investment income	1,788	(6)	(708)
Accumulated net realized gains (losses)	(77,703)	(6,632)	(60,975)
Net unrealized appreciation (depreciation)	(4,714)	1,442	1,943
Total Net Assets	$149,314	$117,662	$117,433

Net Assets:
Class A	$11,868	$19,915	$7,028
Class C	3,632	20,708	—
Class M	—	—	106,206
Class R5	42,280	—	—
Institutional Class	—	28,905	—
Select Class	91,534	48,134	4,199
Total	$149,314	$117,662	$117,433

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,673	2,214	798
Class C	512	2,316	—
Class M	—	—	12,065
Class R5	5,950	—	—
Institutional Class	—	3,194	—
Select Class	12,889	5,328	476

Net Asset Value:
Class A — Redemption price per share	$7.10	$9.00	$8.80
Class C — Offering price per share(b)	7.09	8.94	—
Class M — Offering price per share	—	—	8.80
Class R5 — Offering and redemption price per share	7.11	—	—
Institutional Class — Offering and redemption price per share	—	9.05	—
Select Class — Offering and redemption price per share	7.10	9.03	8.82
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$7.38	$9.35	$9.00
Class M maximum sales charge	—	—	1.50%
Class M maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$—	$8.93

Cost of investments in non-affiliates	$144,932	$111,444	$114,179
Cost of investments in affiliates	6,538	1,773	869
Cost of foreign currency	1	— (a)	— (a)

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Strategic Income Opportunities Fund	Total Return Fund
ASSETS:
Investments in non-affiliates, at value	$810,035	$744,305
Investments in affiliates, at value	643,021	144,876
Total investment securities, at value	1,453,056	889,181
Cash	780	—
Foreign currency, at value	52	56
Deposits at broker for foreign futures contracts	—	312
Receivables:
Investment securities sold	6,885	22,867
Fund shares sold	26,412	299
Interest and dividends	11,506	4,766
Unrealized appreciation on unfunded commitments	24	—
Outstanding swap contracts, at value	22,914	13,670
Total Assets	1,521,629	931,151

LIABILITIES:
Payables:
Due to custodian	—	3,404
Dividends	3,183	2,342
Investment securities purchased	115,058	270,578
Fund shares redeemed	1,235	519
Variation margin on futures contracts	628	35
Unrealized depreciation on forward foreign currency exchange contracts	20	18
Outstanding options written, at fair value	416	268
Outstanding swap contracts, at value	32,786	19,209
Accrued liabilities:
Investment advisory fees	444	163
Administration fees	73	57
Shareholder servicing fees	205	102
Distribution fees	125	—	(a)
Custodian and accounting fees	3	2
Trustees’ and Chief Compliance Officer’s fees	2	2
Other	70	144
Total Liabilities	154,248	296,843
Net Assets	$1,367,381	$634,308

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Strategic Income Opportunities Fund	Total Return Fund
NET ASSETS:
Paid in capital	$1,289,532	$631,016
Accumulated undistributed (distributions in excess of) net investment income	684	377
Accumulated net realized gains (losses)	10,818	3,057
Net unrealized appreciation (depreciation)	66,347	(142)
Total Net Assets	$1,367,381	$634,308

Net Assets:
Class A	$267,512	$55
Class C	155,036	54
Class R5	225	55
Select Class	944,608	634,144
Total	$1,367,381	$634,308
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	23,785	5
Class C	13,789	5
Class R5	20	5
Select Class	83,854	61,852

Net Asset Value:
Class A — Redemption price per share	$11.25	$10.25
Class C — Offering price per share(b)	11.24	10.24
Class R5 — Offering and redemption price per share	11.27	10.25
Select Class — Offering and redemption price per share	11.26	10.25
Class A maximum sales charge	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.69	$10.65

Cost of investments in non-affiliates	$738,204	$741,344
Cost of investments in affiliates	643,021	144,876
Cost of foreign currency	52	56
Premiums paid on swaps	25,575	14,553
Premiums received on swaps	28,112	15,346
Premiums received from options written	545	419

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   59

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

	Emerging Markets Debt Fund		Real Return Fund	Short Term Bond Fund II
INVESTMENT INCOME:
Interest income from non-affiliates	$6,870		$3,267	$1,819
Dividend income from affiliates (a)	40		22	26
Total investment income	6,910		3,289	1,845

EXPENSES:
Investment advisory fees	524		163	152
Administration fees	79		49	64
Distribution fees:
Class A	8		16	8
Class C	11		44	—
Class M	—		—	193
Shareholder servicing fees:
Class A	8		16	8
Class C	3		15	—
Class M	—		—	138
Class R5	9		—	—
Institutional Class	—		13	—
Select Class	132		52	6
Custodian and accounting fees	68		78	28
Interest expense	208		—	—
Professional fees	73		61	58
Trustees’ and Chief Compliance Officer’s fees	1		1	1
Printing and mailing costs	19		8	20
Registration and filing fees	29		27	16
Transfer agent fees	57		36	24
Other	4		1	36
Total expenses	1,233		580	752
Less amounts waived	(106)		(218)	(164)
Less earnings credits	—	(b)	— (b)	—	(b)
Less expense reimbursements	—		(20)	—
Net expenses	1,127		342	588
Net investment income (loss)	5,783		2,947	1,257

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Emerging Markets Debt Fund	Real Return Fund	Short Term Bond Fund II
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(31,150)	$(141)	$(12,387)
Futures	140	90	25
Foreign currency transactions	(1,409)	—	— (b)
Swaps	(7,924)	567	—
Payments by Advisor (See Note 3)	—	—	80
Net realized gain (loss)	(40,343)	516	(12,282)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	67,364	2,879	13,186
Futures	441	(60)	28
Foreign currency translations	8	— (b)	—
Swaps	8,088	67	—
Change in net unrealized appreciation (depreciation)	75,901	2,886	13,214
Net realized/unrealized gains (losses)	35,558	3,402	932
Change in net assets resulting from operations	$41,341	$6,349	$2,189

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   61

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

	Strategic Income Opportunities Fund		Total Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$20,449		$17,676
Dividend income from non-affiliates	581		11
Interest income from affiliates	—		3
Dividend income from affiliates (a)	1,085		544
Foreign taxes withheld	—	(b)	—	(b)
Total investment income	22,115		18,234

EXPENSES:
Investment advisory fees	1,591		979
Administration fees	368		345
Distribution fees:
Class A	108		—	(b)
Class C	175		—	(b)
Shareholder servicing fees:
Class A	108		—	(b)
Class C	58		—	(b)
Class R5	—	(b)	—	(b)
Select Class	718		816
Custodian and accounting fees	27		41
Interest expense to affiliates	5		—	(b)
Professional fees	64		67
Trustees’ and Chief Compliance Officer’s fees	4		3
Printing and mailing costs	60		22
Registration and filing fees	53		28
Transfer agent fees	42		8
Other	3		—
Total expenses	3,384		2,309
Less amounts waived	(444)		(187)
Less earnings credits	—	(b)	—	(b)
Net expenses	2,940		2,122
Net investment income (loss)	19,175		16,112

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Strategic Income Opportunities Fund	Total Return Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$2,522	$(2,580)
Futures	518	4,134
Securities sold short	—	(301)
Foreign currency transactions	57	69
Options written	655	120
Swaps	7,533	4,359
Payments by affiliates (See Note 3)	—	80
Net realized gain (loss)	11,285	5,881
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	72,373	70,094
Futures	1,743	951
Foreign currency translations	(19)	27
Options written	129	519
Swaps	(5,331)	(2,646)
Unfunded commitments	358	—
Change in net unrealized appreciation (depreciation)	69,253	68,945
Net realized/unrealized gains (losses)	80,538	74,826
Change in net assets resulting from operations	$99,713	$90,938

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Debt Fund		Real Return Fund		Short Term Bond Fund II
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,783	$20,417	$2,947	$1,233	$1,257	$6,381
Net realized gain (loss)	(40,343)	(37,836)	516	(5,348)	(12,282)	(18,183)
Change in net unrealized appreciation (depreciation)	75,901	(77,618)	2,886	(5,738)	13,214	(475)
Change in net assets resulting from operations	41,341	(95,037)	6,349	(9,853)	2,189	(12,277)
Net equalization credits (debits)	—	—	—	—	(8)	(147)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(185)	(547)	(425)	(345)	(95)	(558)
Class C
From net investment income	(74)	(224)	(375)	(383)	—	—
Class M
From net investment income	—	—	—	—	(1,421)	(4,395)
Class R5
From net investment income	(1,087)	(1,261)	—	—	—	—
Institutional Class
From net investment income	—	—	(845)	(320)	—	—
Select Class
From net investment income	(2,686)	(15,199)	(1,309)	(2,440)	(75)	(1,629)
Total distributions to shareholders	(4,032)	(17,231)	(2,954)	(3,488)	(1,591)	(6,582)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(87,528)	11,079	34,001	15,912	(9,052)	(104,896)

NET ASSETS:
Change in net assets	(50,219)	(101,189)	37,396	2,571	(8,462)	(123,902)
Beginning of period	199,533	300,722	80,266	77,695	125,895	249,797
End of period	$149,314	$199,533	$117,662	$80,266	$117,433	$125,895
Accumulated undistributed (distributions in excess of) net investment income	$1,788	$37	$(6)	$1	$(708)	$(374)

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Strategic Income Opportunities Fund		Total Return Fund
	Six Months Ended 8/31/2009 (Unaudited)	Period Ended 2/28/2009(a)	Six Months Ended 8/31/2009 (Unaudited)	Period Ended 2/28/2009(b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,175	$713	$16,112	$24,174
Net realized gain (loss)	11,285	151	5,881	2,142
Change in net unrealized appreciation (depreciation)	69,253	(2,906)	68,945	(69,087)
Change in net assets resulting from operations	99,713	(2,042)	90,938	(42,771)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,577)	(3)	(1)	(2)
From net realized gains	—	(1)	—	— (c)
Class C
From net investment income	(1,297)	(1)	(1)	(2)
From net realized gains	—	(1)	—	— (c)
Class R5
From net investment income	(3)	(1)	(2)	(2)
From net realized gains	—	(1)	—	— (c)
Select Class
From net investment income	(14,747)	(602)	(17,560)	(23,774)
From net realized gains	—	(588)	—	(3,531)
Total distributions to shareholders	(18,624)	(1,198)	(17,564)	(27,311)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	940,537	348,995	(89,727)	720,743

NET ASSETS:
Change in net assets	1,021,626	345,755	(16,353)	650,661
Beginning of period	345,755	—	650,661	—
End of period	$1,367,381	$345,755	$634,308	$650,661
Accumulated undistributed (distributions in excess of) net investment income	$684	$133	$377	$1,829

(a)	Commencement of operations was October 13, 2008.

(b)	Commencement of operations was June 16, 2008.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Debt Fund		Real Return Fund		Short Term Bond Fund II
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,619	$8,860	$11,712	$11,505	$569	$1,537
Dividends and distributions reinvested	176	444	388	316	91	533
Cost of shares redeemed	(2,230)	(9,554)	(1,641)	(6,496)	(126)	(16,779)
Redemption fees	— (a)	1	—	—	—	—
Change in net assets from Class A capital transactions	$6,565	$(249)	$10,459	$5,325	$534	$(14,709)
Class C
Proceeds from shares issued	$1,054	$1,025	$13,852	$13,575	$—	$—
Dividends and distributions reinvested	62	171	323	283	—	—
Cost of shares redeemed	(378)	(2,502)	(1,657)	(8,381)	—	—
Redemption fees	— (a)	— (a)	—	—	—	—
Change in net assets from Class C capital transactions	$738	$(1,306)	$12,518	$5,477	$—	$—
Class M
Proceeds from shares issued	$—	$—	$—	$—	$—	$9
Dividends and distributions reinvested	—	—	—	—	—	— (a)
Cost of shares redeemed	—	—	—	—	(8,155)	(17,482)
Change in net assets from Class M capital transactions	$—	$—	$—	$—	$(8,155)	$(17,473)
Class R5
Proceeds from shares issued	$19,141	$4,330	$—	$—	$—	$—
Dividends and distributions reinvested	1,029	1,261	—	—	—	—
Cost of shares redeemed	(779)	(4,485)	—	—	—	—
Redemption fees	1	2	—	—	—	—
Change in net assets from Class R5 capital transactions	$19,392	$1,108	$—	$—	$—	$—
Institutional Class
Proceeds from shares issued	$—	$—	$2,716	$20,317	$—	$—
Dividends and distributions reinvested	—	—	675	83	—	—
Cost of shares redeemed	—	—	(440)	(977)	—	—
Change in net assets from Institutional Class capital transactions	$—	$—	$2,951	$19,423	$—	$—
Select Class
Proceeds from shares issued	$19,056	$114,105	$9,108	$4,476	$61	$211
Dividends and distributions reinvested	911	2,475	1,299	2,438	11	73
Cost of shares redeemed	(134,192)	(105,074)	(2,334)	(21,227)	(1,503)	(72,998)
Redemption fees	2	20	—	—	—	—
Change in net assets from Select Class capital transactions	$(114,223)	$11,526	$8,073	$(14,313)	$(1,431)	$(72,714)

Total change in net assets from capital transactions	$(87,528)	$11,079	$34,001	$15,912	$(9,052)	$(104,896)

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Emerging Markets Debt Fund		Real Return Fund		Short Term Bond Fund II
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	1,273	1,093	1,300	1,209	65	164
Reinvested	26	61	43	33	10	58
Redeemed	(351)	(1,397)	(183)	(699)	(14)	(1,830)
Change in Class A Shares	948	(243)	1,160	543	61	(1,608)
Class C
Issued	158	131	1,552	1,394	—	—
Reinvested	9	23	36	30	—	—
Redeemed	(61)	(361)	(187)	(908)	—	—
Change in Class C Shares	106	(207)	1,401	516	—	—
Class M
Issued	—	—	—	—	—	— (b)
Reinvested	—	—	—	—	—	— (b)
Redeemed	—	—	—	—	(935)	(1,910)
Change in Class M Shares	—	—	—	—	(935)	(1,910)
Class R5
Issued	3,204	623	—	—	—	—
Reinvested	154	177	—	—	—	—
Redeemed	(114)	(748)	—	—	—	—
Change in Class R5 Shares	3,244	52	—	—	—	—
Institutional Class
Issued	—	—	301	2,283	—	—
Reinvested	—	—	75	9	—	—
Redeemed	—	—	(48)	(110)	—	—
Change in Institutional Class Shares	—	—	328	2,182	—	—
Select Class
Issued	3,025	16,293	1,012	458	7	23
Reinvested	136	337	144	255	1	8
Redeemed	(22,334)	(16,058)	(267)	(2,334)	(172)	(7,969)
Change in Select Class Shares	(19,173)	572	889	(1,621)	(164)	(7,938)

(a)	Amount rounds to less than $1,000.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Income Opportunities Fund		Total Return Fund
	Six Months Ended 8/31/2009 (Unaudited)	Period Ended 2/28/2009(a)	Six Months Ended 8/31/2009 (Unaudited)	Period Ended 2/28/2009(b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$259,184	$4,125	$—	$50
Dividends and distributions reinvested	2,238	3	1	2
Cost of shares redeemed	(6,796)	(2)	—	—
Change in net assets from Class A capital transactions	$254,626	$4,126	$1	$52
Class C
Proceeds from shares issued	$150,654	$967	$—	$50
Dividends and distributions reinvested	907	2	1	2
Cost of shares redeemed	(2,224)	— (c)	—	—
Change in net assets from Class C capital transactions	$149,337	$969	$1	$52
Class R5
Proceeds from shares issued	$160	$50	$—	$50
Dividends and distributions reinvested	3	1	2	2
Change in net assets from Class R5 capital transactions	$163	$51	$2	$52
Select Class
Proceeds from shares issued	$597,801	$345,451	$54,218	$123,686
Subscriptions in-kind (See Note 8)	—	—	—	793,417
Dividends and distributions reinvested	2,042	1,021	169	2,636
Cost of shares redeemed	(63,432)	(2,623)	(144,118)	(199,152)
Change in net assets from Select Class capital transactions	$536,411	$343,849	$(89,731)	$720,587

Total change in net assets from capital transactions	$940,537	$348,995	$(89,727)	$720,743

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Strategic Income Opportunities Fund			Total Return Fund
	Six Months Ended 8/31/2009 (Unaudited)	Period Ended 2/28/2009(a)		Six Months Ended 8/31/2009 (Unaudited)		Period Ended 2/28/2009(b)
SHARE TRANSACTIONS:
Class A
Issued	23,787	410		—		5
Reinvested	203	—	(d)	—	(d)	—	(d)
Redeemed	(615)	—	(d)	—		—
Change in Class A Shares	23,375	410		—	(d)	5
Class C
Issued	13,811	96		—		5
Reinvested	82	—	(d)	—	(d)	—	(d)
Redeemed	(200)	—	(d)	—		—
Change in Class C Shares	13,693	96		—	(d)	5
Class R5
Issued	15	5		—		5
Reinvested	— (d)	—	(d)	—	(d)	—	(d)
Change in Class R5 Shares	15	5		—	(d)	5
Select Class
Issued	55,375	34,335		5,630		12,994
Subscriptions in-kind (See Note 8)	—	—		—		78,634
Reinvested	187	104		18		264
Redeemed	(5,884)	(263)		(14,855)		(20,833)
Change in Select Class Shares	49,678	34,176		(9,207)		71,059

(a)	Commencement of operations was October 13, 2008.

(b)	Commencement of operations was June 16, 2008.

(c)	Amount rounds to less than $1,000.

(d)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Contribution from affiliate
Emerging Markets Debt Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$5.56	$0.19	(j)	$1.53	$1.72	$(0.18)	$—	$(0.18)	$—
Year Ended February 28, 2009	8.41	0.55		(2.97)	(2.42)	(0.43)	—	(0.43)	—
Year Ended February 29, 2008	8.73	0.54		(0.18)	0.36	(0.53)	(0.15)	(0.68)	—
September 1, 2006 through February 28, 2007 (f)	8.39	0.21		0.37	0.58	(0.21)	(0.03)	(0.24)	—
June 30, 2006(g) through August 31, 2006	7.93	0.08		0.46	0.54	(0.08)	—	(0.08)	—

Class C
Six Months Ended August 31, 2009 (Unaudited)	5.55	0.21	(j)	1.50	1.71	(0.17)	—	(0.17)	—
Year Ended February 28, 2009	8.40	0.50		(2.95)	(2.45)	(0.40)	—	(0.40)	—
Year Ended February 29, 2008	8.73	0.50		(0.19)	0.31	(0.49)	(0.15)	(0.64)	—
September 1, 2006 through February 28, 2007 (f)	8.39	0.20		0.36	0.56	(0.19)	(0.03)	(0.22)	—
June 30, 2006(g) through August 31, 2006	7.93	0.07		0.47	0.54	(0.08)	—	(0.08)	—

Class R5
Six Months Ended August 31, 2009 (Unaudited)	5.56	0.24	(j)	1.51	1.75	(0.20)	—	(0.20)	—
Year Ended February 28, 2009	8.42	0.56		(2.96)	(2.40)	(0.46)	—	(0.46)	—
Year Ended February 29, 2008	8.73	0.60		(0.19)	0.41	(0.57)	(0.15)	(0.72)	—
September 1, 2006 through February 28, 2007 (f)	8.39	0.24		0.36	0.60	(0.23)	(0.03)	(0.26)	—
May 15, 2006(g) through August 31, 2006	8.07	0.14		0.33	0.47	(0.15)	—	(0.15)	—

Select Class
Six Months Ended August 31, 2009 (Unaudited)	5.56	0.26	(j)	1.47	1.73	(0.19)	—	(0.19)	—
Year Ended February 28, 2009	8.42	0.54		(2.95)	(2.41)	(0.45)	—	(0.45)	—
Year Ended February 29, 2008	8.74	0.56		(0.18)	0.38	(0.55)	(0.15)	(0.70)	—
September 1, 2006 through February 28, 2007 (f)	8.39	0.21		0.39	0.60	(0.22)	(0.03)	(0.25)	—
Year Ended August 31, 2006	9.29	0.45		0.42	0.87	(0.46)	(1.35)	(1.81)	0.04	(h)
Year Ended August 31, 2005	9.58	0.61		1.08	1.69	(0.67)	(1.31)	(1.98)	—
Year Ended August 31, 2004	9.02	0.67		0.60	1.27	(0.71)	—	(0.71)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Amount rounds to less than $0.01.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Voluntary contribution from Advisor. The total return without the voluntary contribution would have been 10.46%.

(i)	Includes interest expense of 0.01%.

(j)	Calculated based upon average shares outstanding.

(k)	Includes interest expense of 0.50%, 0.35%, 0.34% and 0.24% for Class A, Class C, Class R5 and Select Class, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

		Ratios/Supplemental data
			Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—(e)	$7.10	31.25%	$11,868	1.99	%(k)	5.64%	2.14%	61%
—(e)	5.56	(29.80)	4,025	1.45		7.18	1.46	63
—(e)	8.41	4.22	8,140	1.47		7.22	1.47	80
—(e)	8.73	6.96	2,154	1.50		5.20	1.59	68
—(e)	8.39	6.82	41	1.50		6.17	1.71	270

—(e)	7.09	30.99	3,632	2.34	(k)	6.29	2.49	61
—(e)	5.55	(30.18)	2,253	1.95		6.60	1.96	63
—(e)	8.40	3.63	5,154	1.97		6.50	1.98	80
—(e)	8.73	6.73	1,332	2.00		4.66	2.09	68
—(e)	8.39	6.77	27	2.00		5.87	2.20	270

—(e)	7.11	31.71	42,280	1.38	(k)	7.21	1.54	61
—(e)	5.56	(29.54)	15,046	1.01		7.77	1.03	63
—(e)	8.42	4.79	22,347	1.02		7.25	1.03	80
—(e)	8.73	7.15	8,571	1.05		5.42	1.14	68
—(e)	8.39	5.88	2,426	1.05		7.23	1.23	270

—(e)	7.10	31.39	91,534	1.49	(k)	8.05	1.63	61
—(e)	5.56	(29.67)	178,209	1.21		7.55	1.23	63
—(e)	8.42	4.48	265,081	1.22		7.10	1.23	80
—(e)	8.74	7.17	125,421	1.25		4.98	1.35	68
—(e)	8.39	10.99 (h)	117,423	1.26	(i)	5.77	1.42	270
—(e)	9.29	19.87	34,448	1.25		6.56	1.72	337
—	9.58	14.56	36,145	1.26	(i)	7.01	1.65	166

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Real Return Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$8.63	$0.22	$0.42	$0.64	$(0.27)	$9.00
Year Ended February 28, 2009	10.13	0.22	(1.33)	(1.11)	(0.39)	8.63
Year Ended February 29, 2008	9.52	0.54	0.58	1.12	(0.51)	10.13
September 1, 2006 through February 28, 2007 (f)	9.51	0.04	0.03	0.07	(0.06)	9.52
Year Ended August 31, 2006 (g)	10.00	0.42	(0.46)	(0.04)	(0.45)	9.51

Class C
Six Months Ended August 31, 2009 (Unaudited)	8.58	0.21	0.40	0.61	(0.25)	8.94
Year Ended February 28, 2009	10.08	0.16	(1.30)	(1.14)	(0.36)	8.58
Year Ended February 29, 2008	9.49	0.50	0.57	1.07	(0.48)	10.08
September 1, 2006 through February 28, 2007 (f)	9.50	0.02	0.02	0.04	(0.05)	9.49
Year Ended August 31, 2006 (g)	10.00	0.41	(0.50)	(0.09)	(0.41)	9.50

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	8.68	0.30	0.36	0.66	(0.29)	9.05
Year Ended February 28, 2009	10.17	0.07	(1.15)	(1.08)	(0.41)	8.68
Year Ended February 29, 2008	9.55	0.54	0.63	1.17	(0.55)	10.17
September 1, 2006 through February 28, 2007 (f)	9.53	0.06	0.03	0.09	(0.07)	9.55
Year Ended August 31, 2006 (g)	10.00	0.49	(0.49)	—	(0.47)	9.53

Select Class
Six Months Ended August 31, 2009 (Unaudited)	8.66	0.28	0.37	0.65	(0.28)	9.03
Year Ended February 28, 2009	10.16	0.19	(1.29)	(1.10)	(0.40)	8.66
Year Ended February 29, 2008	9.54	0.52	0.63	1.15	(0.53)	10.16
September 1, 2006 through February 28, 2007 (f)	9.53	0.06	0.02	0.08	(0.07)	9.54
Year Ended August 31, 2006 (g)	10.00	0.48	(0.49)	(0.01)	(0.46)	9.53

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes interest expense of 0.01%.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of operations was September 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

7.42%	$19,915	0.90%		6.29%	1.40%	12%
(11.29)	9,090	0.91	(e)	2.26	1.48	335
12.30	5,171	0.90		4.60	1.92	494
0.78	630	0.90		0.85	1.34	154
(0.33)	584	0.90		3.96	1.45	223

7.10	20,708	1.40		5.95	1.88	12
(11.64)	7,848	1.41	(e)	2.39	1.97	335
11.71	4,023	1.40		3.36	2.75	494
0.48	27	1.40		0.41	1.85	154
(0.80)	24	1.40		4.58	1.95	223

7.59	28,905	0.50		6.48	1.02	12
(10.90)	24,870	0.51	(e)	(5.77)	1.11	335
12.79	6,950	0.50		5.60	1.18	494
0.96	6,109	0.50		1.22	0.94	154
0.12	944	0.50		7.35	0.98	223

7.53	48,134	0.65		6.37	1.17	12
(11.11)	38,458	0.66	(e)	2.66	1.23	335
12.63	61,551	0.65		5.50	1.31	494
0.83	61,757	0.65		1.18	1.09	154
0.01	58,882	0.65		5.20	1.21	223

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital		Total distributions
Short Term Bond Fund II
Class A
Six Months Ended August 31, 2009 (Unaudited)	$8.76	$0.10	(e)	$0.07 (h)	$0.17	$(0.13)	$—		$(0.13)
Year Ended February 28, 2009	9.66	0.34	(e)	(0.90)	(0.56)	(0.34)	—		(0.34)
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)	—		(0.45)
September 1, 2006 through February 28, 2007 (f)	9.84	0.22	(e)	0.02	0.24	(0.24)	—		(0.24)
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)	—		(0.43)
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)	—		(0.30)
Year Ended August 31, 2004	10.23	0.21	(e)	(0.02)	0.19	(0.21)	—	(g)	(0.21)

Class M
Six Months Ended August 31, 2009 (Unaudited)	8.76	0.09	(e)	0.06 (h)	0.15	(0.11)	—		(0.11)
Year Ended February 28, 2009	9.66	0.29	(e)	(0.88)	(0.59)	(0.31)	—		(0.31)
Year Ended February 29, 2008	9.85	0.41		(0.18)	0.23	(0.42)	—		(0.42)
September 1, 2006 through February 28, 2007 (f)	9.84	0.21	(e)	0.02	0.23	(0.22)	—		(0.22)
Year Ended August 31, 2006	10.02	0.41		(0.19)	0.22	(0.40)	—		(0.40)
Year Ended August 31, 2005	10.21	0.28		(0.20)	0.08	(0.27)	—		(0.27)
Year Ended August 31, 2004	10.23	0.18	(e)	(0.02)	0.16	(0.18)	—	(g)	(0.18)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	8.77	0.11	(e)	0.08 (h)	0.19	(0.14)	—		(0.14)
Year Ended February 28, 2009	9.68	0.37	(e)	(0.92)	(0.55)	(0.36)	—		(0.36)
Year Ended February 29, 2008	9.86	0.51		(0.22)	0.29	(0.47)	—		(0.47)
September 1, 2006 through February 28, 2007 (f)	9.86	0.23	(e)	0.02	0.25	(0.25)	—		(0.25)
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)	—		(0.45)
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)	—		(0.33)
Year Ended August 31, 2004	10.25	0.23	(e)	(0.03)	0.20	(0.23)	—	(g)	(0.23)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Amount rounds to less than $0.01.

(h)	The Advisor will reimburse the Fund for losses incurred from an operational error. Without this payment, the total return for Select Class would have been 2.03% and the net realized and unrealized gain (losses) on investments per share for Select Class would have been $0.07. There was no impact to total return or net realized and unrealized gain (losses) on investments per share for Class A and Class M (See Note 3).

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$8.80	1.90	%(h)	$7,028	0.75%	2.28%	1.15%	22%
8.76	(5.93)		6,456	0.75	3.61	1.09	91
9.66	2.78		22,655	0.75	4.51	1.01	338
9.84	2.42		24,652	0.75	4.53	0.98	246
9.84	2.56		32,557	0.75	4.46	0.95	479
10.02	1.09		41,311	0.75	2.94	1.00	201
10.21	1.85		55,000	0.75	2.03	1.10	253

8.80	1.77	(h)	106,206	1.00	2.03	1.26	22
8.76	(6.15)		113,828	1.00	3.19	1.19	91
9.66	2.42		144,078	1.00	4.26	1.11	338
9.85	2.39		175,836	1.00	4.29	1.08	246
9.84	2.30		209,284	1.00	4.19	1.05	479
10.02	0.83		371,756	1.00	2.67	1.03	201
10.21	1.58		643,278	1.00	1.75	1.04	253

8.82	2.14	(h)	4,199	0.50	2.53	0.91	22
8.77	(5.76)		5,611	0.50	3.92	0.83	91
9.68	3.02		83,064	0.50	4.76	0.75	338
9.86	2.54		151,633	0.50	4.75	0.72	246
9.86	2.91		375,097	0.50	4.71	0.70	479
10.03	1.35		432,056	0.50	3.21	0.68	201
10.22	2.01		492,178	0.50	2.26	0.70	253

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Strategic Income Opportunities Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$9.96	$0.29	(e)	$1.24		$1.53	$(0.24)	$—	$(0.24)
October 13, 2008(f) through February 28, 2009	10.00	0.09	(e)	0.15		0.24	(0.11)	(0.17)	(0.28)

Class C
Six Months Ended August 31, 2009 (Unaudited)	9.96	0.27	(e)	1.23		1.50	(0.22)	—	(0.22)
October 13, 2008(f) through February 28, 2009	10.00	0.08	(e)	0.15		0.23	(0.10)	(0.17)	(0.27)

Class R5
Six Months Ended August 31, 2009 (Unaudited)	9.97	0.31	(e)	1.25		1.56	(0.26)	—	(0.26)
October 13, 2008(f) through February 28, 2009	10.00	0.14	(e)	0.13		0.27	(0.13)	(0.17)	(0.30)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	9.97	0.30	(e)	1.24		1.54	(0.25)	—	(0.25)
October 13, 2008 (f) through February 28, 2009	10.00	0.11	(e)	0.15		0.26	(0.12)	(0.17)	(0.29)

Total Return Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	9.15	0.23		1.13	(h)	1.36	(0.26)	—	(0.26)
June 16, 2008 (f) through February 28, 2009	10.00	0.35		(0.82)		(0.47)	(0.33)	(0.05)	(0.38)

Class C
Six Months Ended August 31, 2009 (Unaudited)	9.15	0.20		1.12	(h)	1.32	(0.23)	—	(0.23)
June 16, 2008 (f) through February 28, 2009	10.00	0.31		(0.82)		(0.51)	(0.29)	(0.05)	(0.34)

Class R5
Six Months Ended August 31, 2009 (Unaudited)	9.16	0.24		1.12	(h)	1.36	(0.27)	—	(0.27)
June 16, 2008 (f) through February 28, 2009	10.00	0.37		(0.82)		(0.45)	(0.34)	(0.05)	(0.39)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	9.15	0.24		1.12	(h)	1.36	(0.26)	—	(0.26)
June 16, 2008 (f) through February 28, 2009	10.00	0.34		(0.81)		(0.47)	(0.33)	(0.05)	(0.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Commencement of operations.

(g)	Due to the size of net assets and fixed expenses, ratios may appear to be disproportionate.

(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to total return or net realized and unrealized gain (losses) on investments per share (See Note 3).

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$11.25	15.53%	$267,512	1.00%	5.31%	1.11%		38%
9.96	2.46	4,084	1.00	2.24	1.68		60

11.24	15.23	155,036	1.50	4.80	1.60		38
9.96	2.29	958	1.50	2.00	2.34		60

11.27	15.79	225	0.55	5.69	0.67		38
9.97	2.71	51	0.55	3.69	1.89		60

11.26	15.59	944,608	0.75	5.49	0.88		38
9.97	2.65	340,662	0.75	2.99	1.76		60

10.25	15.05 (h)	55	0.75	4.83	0.96		312
9.15	(4.80)	48	0.75	5.19	2.76	(g)	353

10.24	14.55 (h)	54	1.40	4.18	1.46		312
9.15	(5.17)	47	1.40	4.54	3.26	(g)	353

10.25	15.05 (h)	55	0.51	5.07	0.51		312
9.16	(4.56)	48	0.52	5.42	2.31	(g)	353

10.25	15.09 (h)	634,144	0.65	4.93	0.71		312
9.15	(4.74)	650,518	0.65	5.70	0.79	(g)	353

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. J.P. Morgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. JPM I and MFG (the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Emerging Markets Debt Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Real Return Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified
Short Term Bond Fund II	Class A, Class M and Select Class	MFG	Diversified
Strategic Income Opportunities Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Total Return Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified

The Strategic Income Opportunities Fund commenced operations on October 13, 2008.

The Total Return Fund commenced operations on June 16, 2008. Currently, Class A, Class C and Class R5 Shares are not publicly offered for investment.

Class A and Class M Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5, Select Class and Institutional Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

78   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

The following tables represent each valuation input by country or sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

Emerging Markets Debt Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Brazil	$—	$1,119	$814	$1,933
Colombia	—	1,738	—	1,738
Kazakhstan	—	3,972	—	3,972
Mexico	—	1,145	—	1,145
Philippines	—	1,380	—	1,380
Russia	—	9,034	—	9,034
Trinidad & Tobago	—	1,281	—	1,281
Ukraine	—	230	—	230
Total Corporate Bonds	$—	$19,899	$814	$20,713
Foreign Government Securities	—	116,490	—	116,490
Supranational	—	1,252	—	1,252
U.S. Treasury Obligations	—	6,379	—	6,379
Short-Term Investments
Investment Companies	6,538	—	—	6,538
Total Investments in Securities	$6,538	$144,020	$814	$151,372

Appreciation in Other Financial Instruments*
Futures	$138	$—	$—	$138
Swaps	—	1,022	—	1,022
Total Appreciation in Other Financial Instruments	$138	$1,022	$—	$1,160

Depreciation in Other Financial Instruments*
Futures	$(122)	$—	$—	$(122)
Swaps	—	(5,656)	—	(5,656)
Total Depreciation in Other Financial Instruments	$(122)	$(5,656)	$—	$(5,778)

Real Return Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities #	$1,773	$112,929	$—	$114,702

Appreciation in Other Financial Instruments*	$3	$—	$—	$3
Depreciation in Other Financial Instruments*	$(11)	$(37)	$—	$(48)

Short Term Bond Fund II	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities #	$869	$116,122	$—	$116,991

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Strategic Income Opportunities Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$20,615	$—	$20,615
Collateralized Mortgage Obligations
Agency CMO	—	8,685	—	8,685
Non-Agency CMO	—	98,711	—	98,711
Commercial Mortgage-Backed Securities	—	14,351	—	14,351
Corporate Bonds
Consumer Discretionary	—	125,682	—	125,682
Consumer Staples	—	25,043	—	25,043
Energy	—	31,708	—	31,708
Financials	—	111,920	—	111,920
Health Care	—	30,055	—	30,055
Industrials	—	55,992	—	55,992
Information Technology	—	15,434	—	15,434
Materials	—	55,953	—	55,953
Telecommunication Services	—	26,627	—	26,627
Utilities	—	14,712	—	14,712
Total Corporate Bonds	$—	$493,126	$—	$493,126
Mortgage Pass-Through Securities	—	905	—	905
U.S. Treasury Obligations	—	62,523	—	62,523
Investment Companies	13,230	—	—	13,230
Loan Participations & Assignments
Consumer Discretionary	—	42,212	—	42,212
Consumer Staples	—	4,912	—	4,912
Energy	—	1,812	—	1,812
Financials	—	12,176	—	12,176
Industrials	—	6,501	—	6,501
Information Technology	—	6,852	—	6,852
Materials	—	14,002	—	14,002
Utilities	—	3,040	—	3,040
Total Loan Participations & Assignments	$—	$91,507	$—	$91,507
Options Purchased
Call Options Purchased	327	—	—	327
Put Options Purchased	13	928	—	941
Short-Term Investments
Investment Companies	643,021	—	—	643,021
U.S. Treasury Bills	—	5,114	—	5,114
Total Investments in Securities	$656,591	$796,465	$—	$1,453,056
Liabilities in Securities Sold Short†
Options Written
Call Options Written	$(124)	$—	$—	$(124)
Put Options Written	(31)	(261)	—	(292)
Total Liabilities in Securities Sold Short	$(155)	$(261)	$—	$(416)
Appreciation in Other Financial Instruments*
Futures	$3,129	$—	$—	$3,129
Swaps	—	3,838	—	3,838
Total Appreciation in Other Financial Instruments	$3,129	$3,838	$—	$6,967
Depreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$—	$(20)	$—	$(20)
Futures	(1,412)	—	—	(1,412)
Swaps	—	(11,173)	—	(11,173)
Total Depreciation in Other Financial Instruments	$(1,412)	$(11,193)	$—	$(12,605)

80   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Total Return Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$42,402	$—	$42,402
Collateralized Mortgage Obligations
Agency CMO	—	8,033	—	8,033
Non-Agency CMO	—	65,323	—	65,323
Commercial Mortgage-Backed Securities	—	15,195	—	15,195
Corporate Bonds
Consumer Discretionary	—	33,247	—	33,247
Consumer Staples	—	18,422	—	18,422
Energy	—	12,323	—	12,323
Financials	—	104,298	—	104,298
Health Care	—	13,199	—	13,199
Industrials	—	11,705	—	11,705
Information Technology	—	3,536	—	3,536
Materials	—	10,035	—	10,035
Telecommunication Services	—	29,315	—	29,315
Utilities	—	19,141	—	19,141
Total Corporate Bonds	$—	$255,221	$—	$255,221
Mortgage Pass-Through Securities	—	227,831	—	227,831
Supranational	—	3,003	—	3,003
U.S. Government Agency Securities	—	50,921	—	50,921
U.S. Treasury Obligations	—	71,756	—	71,756
Options Purchased
Call Options Purchased	114	—	—	114
Put Options Purchased	4	823	—	827
Short-Term Investments
Investment Companies	144,876	—	—	144,876
U.S. Treasury Bills	—	3,679	—	3,679
Total Investments in Securities	$144,994	$744,187	$—	$889,181

Liabilities in Securities Sold Short†
Options Written
Call Options Written	$(55)	$—	$—	$(55)
Put Options Written	(11)	(202)	—	(213)
Total Liabilities in Securities Sold Short	$(66)	$(202)	$—	$(268)

Appreciation in Other Financial Instruments*
Futures	$2,188	$—	$—	$2,188
Swaps	—	3,804	—	3,804
Total Appreciation in Other Financial Instruments	$2,188	$3,804	$—	$5,992

Depreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$—	$(18)	$—	$(18)
Futures	(702)	—	—	(702)
Swaps	—	(8,550)	—	(8,550)
Total Depreciation in Other Financial Instruments	$(702)	$(8,568)	$—	$(9,270)

*	Other financial instruments may include futures, forward foreign currency exchange and swap contracts.

†	Liabilities in securities sold short may include written options.

#	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Markets Debt Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 08/31/09
Investments in Securities
Corporate Bonds — Brazil	$450	$—	$364	$—	$—	$—	$814

Short Term Bond Fund II	Balance as of 2/28/09		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 08/31/09
Investments in Securities
Asset-Backed Securities	$—	(a)	$(10,693)	$10,700	$—	$(7)	$—	$—

(a)	Securities have a zero value.

Strategic Income Opportunities Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 08/31/09
Investments in Securities
Collateralized Mortgage Obligations — Non-Agency CMO	$3,382	$—	$—	$—	$—	$(3,382)	$—

Total Return Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 08/31/09
Investments in Securities
Asset-Backed Securities	$2,421	$(146)	$130	$(1)	$(296)	$(2,108)	$—
Foreign Government Securities	2,480	—	—	—	—	(2,480)	—
Total	$4,901	$(146)	$130	$(1)	$(296)	$(4,588)	$—

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

For the Emerging Markets Debt Fund, the change in unrealized appreciation (depreciation) attributable to securities owned at August 31, 2009, which were valued using significant unobservable inputs (Level 3), amounted to approximately $364,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and the Statements of Changes in Net Assets.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2009 (amounts in thousands):

	Value	Percentage
Emerging Markets Debt Fund	$8,468	5.7%
Short Term Bond Fund II	2,349	2.0
Total Return Fund	164	—	(a)

(a)	Amount rounds to less than 0.1%.

C. Loan Participations and Assignments — Certain Funds may invest in loan participations and assignments of all or a portion of loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

82   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

D. Unfunded Commitments — Certain Funds may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of their normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At August 31, 2009, the Strategic Income Opportunities Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

				Commitments
Security Description	Term	Maturity Date	Rate	Amount	Value
Lyondell Chemical	New Money DIP Term Loan	12/15/09	1.500%	$815	$839

E. Derivatives — The Funds use instruments including futures, foreign currency contracts, options, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest; to hedge portfolio investments or to generate income or gain to the Funds. The Funds also use derivatives to manage duration; sector and yield curve exposures and credit and spread volatility. The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Derivative Notional amounts and values as of August 31, 2009, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Funds’ derivatives activities over the reporting period.

The Emerging Markets Debt Fund decreased the volume of activity in swaps during the six month period ended August 31, 2009, with an average notional balance of approximately $71,831,000 during the six month period ended August 31, 2009 and an ending notional balance of approximately $65,010,000 as of August 31, 2009.

The Strategic Income Opportunities Fund and the Total Return Fund increased the volume of activity in swaps during the six month period ended August 31, 2009, with average notional balances during the period of approximately $347,423,000 and $227,945,000, respectively, and ending notional balances as of August 31, 2009 of approximately $ 551,215,000 and $ 275,205,000, respectively.

The Strategic Income Opportunities Fund increased the volume of activity in futures during the six month period ended August 31, 2009, with an average notional balance during the period of approximately $734,190,000 and an ending notional balance of approximately $1,401,012,000 as of August 31, 2009.

Notes E(1) — E(5) below describe the various derivatives types used by the Funds.

(1). Options — The Funds purchase and sell (“write”) put and call options on various instruments including futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions are settled for cash. The Funds are subject to the risk that changes in the value of the option may not correlate perfectly with the underlying asset.

Purchased Options — Premiums paid by the Funds for purchased options are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Funds will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Funds for written options are included in the Statements of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from written options that expire are treated as realized gains. The Funds record a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in written options during the six months ended August 31, 2009 were as follows (amounts in thousands, except number of contracts):

	Options		Swaptions
Strategic Income Opportunities Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received
Options outstanding at February 28, 2009	—	$—	$—	$—
Options written	3,495	417	151,530	2,463
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(1,447)	(304)	(124,670)	(2,031)
Options outstanding at August 31, 2009	2,048	$113	$26,860	$432

	Options		Swaptions
Total Return Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received
Options outstanding at February 28, 2009	—	$—	$82,530	$116
Options written	1,813	325	98,420	1,604
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(980)	(260)	(159,400)	(1,366)
Options outstanding at August 31, 2009	833	$65	$21,550	$354

(2). Futures — The Funds use treasury, index or other financial futures to manage and hedge interest rate risk associated with portfolio investments. The Funds also use futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

Use of long futures contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can very from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency contracts to hedge or manage these exposures. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Gains or losses are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(4). Swaps — The Funds engage in various swap transactions, including interest rate, credit default, index, price lock, spread lock and total return swaps, to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within their respective portfolios. The Funds also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Funds are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded at the beginning of the measurement period. The change in value of swaps, including accruals of periodic

84   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Credit Default Swaps

The Funds enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swap have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Funds’ portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Price Lock Swaps

The Funds enter into price lock swaps to hedge interest rate exposures within their respective portfolio. Price lock swaps are also used by the Funds to increase long or short exposure to underlying instruments. These agreements involve the exchange of cash flows by the Funds with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of an underlying debt obligation and the notional amount.

Interest Rate Swaps

The Funds enter into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information

The following tables present the value of derivatives held as of August 31, 2009, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of August 31, 2009

Emerging Markets Debt Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$138	$—
Credit contracts	Receivables	—	1,022
Total		$138	$1,022
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(122)	$—
Credit contracts	Payables	—	(5,656)
Total		$(122)	$(5,656)

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Real Return Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3	$—
Total		$3	$—
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(11)	$(37)
Total		$(11)	$(37)

Strategic Income Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Options (b)	Futures (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,268	$3,129	$—	$1,180
Credit contracts	Receivables	—	—	—	21,734
Total		$1,268	$3,129	$—	$22,914
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(416)	$(1,412)	$—	$(2,676)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	—	(20)	—
Credit contracts	Payables	—	—	—	(30,110)
Total		$(416)	$(1,412)	$(20)	$(32,786)

Total Return Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Options (b)	Futures (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$941	$2,188	$—	$1,024
Credit contracts	Receivables	—	—	—	12,646
Total		$941	$2,188	$—	$13,670
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(268)	$(702)	$—	$(1,467)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	—	(18)	—
Credit contracts	Payables	—	—	—	(17,742)
Total		$(268)	$(702)	$(18)	$(19,209)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

(b)	The market value of purchased options is reported as Investments in non-affiliates, at value on the Statements of Assets and Liabilities.

86   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

The following tables present the effect of derivatives on the Statements of Operations for the six months ended August 31, 2009, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statements of Operations for the Period Ended August 31, 2009

Emerging Markets Debt Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$140	$—	$—	$140
Foreign exchange contracts	—	(138)	—	(138)
Credit contracts	—	—	(7,924)	(7,924)
Total	$140	$(138)	$(7,924)	$(7,922)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Swaps	Total
Interest rate contracts	$441	$—	$441
Credit contracts	—	8,088	8,088
Total	$441	$8,088	$8,529

Real Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Swaps	Total
Interest rate contracts	$90	$567	$657
Total	$90	$567	$657

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Swaps	Total
Interest rate contracts	$(60)	$67	$7
Total	$(60)	$67	$7

Short Term Bond Fund II

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$25	$25
Total	$25	$25

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$28	$28
Total	$28	$28

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Strategic Income Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$22	$518	$—	$1,358	$1,898
Foreign exchange contracts	—	—	77	—	77
Credit contracts	—	—	—	6,175	6,175
Total	$22	$518	$77	$7,533	$8,150

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$204	$1,743	$—	$(640)	$1,307
Foreign exchange contracts	—	—	(20)	—	(20)
Credit contracts	—	—	—	(4,691)	(4,691)
Total	$204	$1,743	$(20)	$(5,331)	$(3,404)

Total Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$214	$4,134	$—	$(1,305)	$3,043
Foreign exchange contracts	—	—	69	—	69
Credit contracts	—	—	—	5,664	5,664
Total	$214	$4,134	$69	$4,359	$8,776

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(190)	$951	$—	$769	$1,530
Foreign exchange contracts	—	—	(18)	—	(18)
Credit contracts	—	—	—	(3,415)	(3,415)
Total	$(190)	$951	$(18)	$(2,646)	$(1,903)

The Funds’ derivatives contracts held at August 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Short Sales — Certain Funds may engage in short sales (selling securities they do not own in anticipation of a decline in the market value of the security) as part of their normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is

88   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

H. Dollar Rolls — Certain Funds may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the Funds purchase or sell mortgage-backed securities for delivery in the current month and simultaneously contracts to sell or purchase similar, but not identical, securities at an agreed-upon price on a delayed delivery basis at a fixed date in the future. For delayed delivery purchases outstanding, the Funds designate liquid securities having a value not less than the purchase price (including accrued interest). The Fund assumes the rights and risks of ownership for securities purchased on a delayed delivery basis, including the risk of price and yield fluctuations. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell TBA securities before they are delivered, which may result in a realized capital gain or loss.

The Funds had TBA dollar rolls outstanding as of August 31, 2009, which are included in Receivable for Investment Securities Sold and Payable for Investment Securities Purchased on the Statements of Assets and Liabilities.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

N. Equalization — Short Term Bond Fund II uses the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

O. Redemption Fees — Generally, shares of the Emerging Markets Debt Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Debt Fund	0.70%
Real Return Fund	0.35
Short Term Bond Fund II	0.25
Strategic Income Opportunities Fund	0.45
Total Return Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended August 31, 2009 were as follows (amounts in thousands):

Emerging Markets Debt Fund	$9
Real Return Fund	17
Short Term Bond Fund II	6
Strategic Income Opportunities Fund	184
Total Return Fund	114

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2009, the annualized effective rate was 0.11% of Emerging Market Debt Fund, Real Return Fund, Short Term Bond Fund II and Total Return Fund’s average daily net assets and the annualized effective rate was 0.10% of Strategic Income Opportunities Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class M Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class M
Emerging Markets Debt Fund	0.25%	0.75%	n/a
Real Return Fund	0.25	0.75	n/a
Short Term Bond Fund II	0.25	n/a	0.35%
Strategic Income Opportunities Fund	0.25	0.75	n/a
Total Return Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2009, the Distributor retained the following amounts (in thousands):

90   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Front-End Sales Charge	CDSC
Emerging Markets Debt Fund	$7	$1
Real Return Fund	38	3
Short Term Bond Fund II	1	—
Strategic Income Opportunities Fund	156	—	(a)
Total Return Fund	—	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class M	Class R5	Institutional Class	Select Class
Emerging Markets Debt Fund	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Real Return Fund	0.25	0.25	n/a	n/a	0.10%	0.25
Short Term Bond Fund II	0.25	n/a	0.25%	n/a	n/a	0.25
Strategic Income Opportunities Fund	0.25	0.25	n/a	0.05	n/a	0.25
Total Return Fund	0.25	0.25	n/a	0.05	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class M	Class R5	Institutional Class	Select Class
Emerging Markets Debt Fund	1.50%	2.00%	n/a	1.05%	n/a	1.25%
Real Return Fund	0.90	1.40	n/a	n/a	0.50%	0.65
Short Term Bond Fund II	0.75	n/a	1.00%	n/a	n/a	0.50
Strategic Income Opportunities Fund	1.00	1.50	n/a	0.55	n/a	0.75
Total Return Fund	0.75	1.40	n/a	0.55	n/a	0.65

The contractual expense limitation agreements were in effect for the six months ended August 31, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2010.

Effective September 1, 2009, the Advisor, Administrator and Distributor of the Emerging Markets Debt Fund have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below.

Class A	Class C	Class R5	Select Class
1.40%	1.90%	0.95%	1.15%

For the six months ended August 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Serving	Total	Contractual Reimbursements
Emerging Markets Debt Fund	$32	$37	$37	$106	—
Real Return Fund	132	39	47	218	$20
Short Term Bond Fund II	61	34	69	164	—
Strategic Income Opportunities Fund	140	127	177	444	—
Total Return Fund	—	—	187	187	—

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended August 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The Advisor will make a payment to the Short Term Bond II Fund of approximately $80,000 and an affiliate of JPMorgan Chase & Co. made a payment to the Total Return Fund of approximately $80,000 relating to operational errors.

4. Investment Transactions

During the six months ended August 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Emerging Markets Debt Fund	$80,187	$171,651	$10,087	$15,376
Real Return Fund	—	380	40,354	10,120
Short Term Bond Fund II	35,648	24,595	14,228	—
Strategic Income Opportunities Fund	700,643	98,084	108,920	46,557
Total Return Fund	2,038,547	2,168,471	226,768	194,869

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Debt Fund	$151,470	$9,186	$9,284	$(98)
Real Return Fund	113,217	2,032	547	1,485
Short Term Bond Fund II	115,048	2,490	547	1,943
Strategic Income Opportunities Fund	1,381,225	74,861	3,030	71,831
Total Return Fund	886,220	25,047	22,086	2,961

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption

92   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor has investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Strategic Income Opportunities Fund and Total Return Fund.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	JPMorgan SmartRetirement Funds	J.P. Morgan Investor Funds
Emerging Markets Debt Fund	27.2%	30.9%
Real Return Fund	19.6	40.5

Short Term Bond Fund II had one shareholder who owned a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Total Return Fund’s investments is comprised of asset backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Total Return Fund’s Class A, Class C and Class R5 Shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

Certain Funds may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

The Emerging Markets Debt Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of less political, social or economic instability in these markets may have disruptive effects on the market prices of the Emerging Market Debt Fund’s investments and the income they generate, as well as the Emerging Markets Debt Fund’s ability to repatriate such amounts.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Funds.

8. Transfers-In-Kind

Pursuant to procedures approved by the Total Return Fund’s Board of Trustees, on July 25, 2008, certain shareholders of the Total Return Fund purchased Select Class Shares and the Total Return Fund received portfolio securities with a value of approximately $793,417,000 primarily by means of a subscription in-kind in exchange for shares of the Total Return Fund.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through October 30, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

94   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2009, and continued to hold your shares at the end of the reporting period, August 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009*	Annualized Expense Ratio
Emerging Markets Debt Fund
Class A
Actual	$1,000.00	$1,312.50	$11.60	1.99%
Hypothetical	1,000.00	1,015.17	10.11	1.99
Class C
Actual	1,000.00	1,309.90	13.62	2.34
Hypothetical	1,000.00	1,013.41	11.88	2.34
Class R5
Actual	1,000.00	1,317.10	8.06	1.38
Hypothetical	1,000.00	1,018.25	7.02	1.38
Select Class
Actual	1,000.00	1,313.90	8.69	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49

Real Return Fund
Class A
Actual	1,000.00	1,074.20	4.71	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class C
Actual	1,000.00	1,071.00	7.31	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Institutional Class
Actual	1,000.00	1,075.90	2.62	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Select Class
Actual	1,000.00	1,075.30	3.40	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   95

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009*	Annualized Expense Ratio
Short Term Bond Fund II
Class A
Actual	$1,000.00	$1,019.00	$3.82	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class M
Actual	1,000.00	1,017.70	5.09	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	1,021.40	2.55	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Strategic Income Opportunities Fund
Class A
Actual	1,000.00	1,155.30	5.43	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	1,152.30	8.14	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R5
Actual	1,000.00	1,157.90	2.99	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Select Class
Actual	1,000.00	1,155.90	4.08	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

Total Return Fund
Class A
Actual	1,000.00	1,150.50	4.07	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class C
Actual	1,000.00	1,145.50	7.57	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R5
Actual	1,000.00	1,150.50	2.76	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Select Class
Actual	1,000.00	1,150.90	3.52	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

96   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered the appointment of a new portfolio manager to the Emerging Markets Debt Fund’s portfolio management team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Markets Debt Fund, Real Return Fund, and Short Term Bond Fund II had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Debt Fund’s performance was in the fifth quintile for Class A Shares for the one-year period ended December 31, 2008, and in the fifth quintile for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees noted steps being taken to improve performance of the Fund including the appointment of a new portfolio manager for the Fund and restructuring of the emerging market debt team. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that

98   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

while they were satisfied with the Advisor’s analysis of the Fund’s performance, the Fund’s Advisor should provide additional Fund performance information which will be reviewed with members of the Fixed Income subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Real Return Fund’s performance was in the fifth quintile for Class A and Select Class shares for each of the one- and three-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Fixed Income subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Short Term Bond Fund II’s performance was in the third, third and fourth quintiles for the Class A shares and in the third quintile for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Fixed Income subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that Lipper did not provide performance information for the Strategic Income Opportunities Fund or Total Return Fund, as the Funds had less than one year of performance history as of December 31, 2008, the date upon which all Lipper data was compiled. The Trustees discussed the Funds’ performance since inception and their investment strategies with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Funds’ performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Debt Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were all in the fifth quintile of their respective Universe Group. The Trustees also noted that the Fund’s total expenses, after giving effect to the existing expense caps, exceeded the averages for competitor funds in the Universe Group, but that the Advisor had agreed to further reduce total expenses for the period September 1, 2009 through August 31, 2010. Based on the foregoing, as well as considering information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Real Return Fund’s net advisory fee for Class A and Select Class shares were in the first quintile and that the actual total expenses for the Class A and Select Class shares were in the fourth and third quintiles, respectively, of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Short Term Bond Fund II’s net advisory fee for Class A and Select Class shares were in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Strategic Income Opportunities Fund’s net advisory fee for Class A and Select Class shares were both in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Total Return Fund’s net advisory fee for Class A and Select Class shares were in the second and third quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   99

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. August 2009.	SAN-INC-809

Semi-Annual Report

J.P. Morgan Tax Aware Funds

Six months ended August 31, 2009 (Unaudited)

JPMorgan Tax Aware High Income Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	10
Financial Highlights	16
Notes to Financial Statements	18
Schedule of Shareholder Expenses	25
Board Approval of Investment Advisory Agreement	26

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 23, 2009 (Unaudited)

Dear Shareholder:

It’s hard to believe that only one year ago the world economy was in the grips of a financial panic of such profound proportions that, if one were to believe many commentators, it threatened to produce a catastrophe as deep and painful as the Great Depression.

“Declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.”

Although recent economic reports confirm that this was, in fact, the worst recession in the post-World War II era, ultimately, it can hardly be compared to the Great Depression. Moreover, although unemployment continues to rise, other signs suggest that the economy is moving from recession to recovery. Meanwhile, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.

Embarked on recovery

In the three months following the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than any other three-month period in the Dow’s 113-year history. The first few months of 2009 offered investors little respite and, in early March, stocks plunged to their lowest level in 14 years.

Now, however, there are signs that Wall Street is on the mend. Although credit is still tight, the credit markets overall are working far better than they did last fall. The three-month LIBOR spread — the difference between the rate on three-month inter-bank loans and three-month Treasury bills — peaked at 4.6% last October, but has since fallen to 0.2%, below its long-term average. Increased issuance and narrower spreads in the corporate bond market also provide encouraging signs.

The stock market is showing signs of resilience. As of September 23, the Standard & Poor’s 500 Index is up 57% from its March low, while market volatility, as measured by the VIX Index, fell from an all-time high of 81 last November to below 24 recently, close to its long-term average of 20.

On the economic front we have seen improvement in housing starts, industrial production and productivity growth — all signs that the economy may be embarking upon a recovery. However, it should be noted that this recovery remains vulnerable to very tight credit, geopolitical issues and a reluctance among consumers to spend. All of these present challenges to the recovery and any of them could lead us back into recession.

Equity indexes reflect strong six-month surge

All three major stock indexes have reflected the strong stock market rally that began in early March. The NASDAQ Composite Index led the surge, rising 46.5% as of the six-month period ended August 31, 2009. The Standard & Poor’s 500 Index rose 40.5% and the Dow Jones Industrial Average was up 36.6% in the same period. Outside of the U.S., emerging markets powered a strong rally, returning 71.1% over the past six months, as measured by the MSCI Emerging Markets Index.

Investors’ display strong appetite for Treasuries

Although investors showed willingness to invest in riskier investments, such as stocks and corporate bonds, they also demonstrated a strong appetite for U.S. Treasuries, pushing prices up and yields down slightly from their spring levels. As a result, yields showed only slight increases over the past six months. During the six months ended August 31, 2009, 30-year bond yields rose to 4.18% from 3.71%; the benchmark 10-year Treasury yields ended the period slightly higher, at 3.40% from 3.02%; and the two-year note remained relatively unchanged at 0.97% compared to 1.00% at the beginning of the period.

Reviewing strategy in the wake of the crisis

We’ve certainly come a long way from the post-Lehman collapse period of record-setting market volatility, frozen credit and slumping economic forecasts. One year later, economists have provided us with growing evidence that the financial crisis has eased and that the worst may be finally behind us.

As the markets and the economy show signs of stabilization, it may be tempting for investors to sit back and wait for the market to revert to its “pre-Lehman” days. However, even with recent positive data, the economy remains tenuous and is still vulnerable to various threats that could cause an economic “relapse.” So while it may not be prudent to attempt to “time” a potential market correction, investors shouldn’t resort to short-term inertia strategies either. Now may be a good time to reassess your current asset allocation to ensure that it includes a mix of strategy types, such as flexible, style pure and passive, that tend to rise and fall at different times in a market cycle. This diversified approach to investing may allow you to weather any future derailments — and to potentially benefit if the economy should brighten more than expected.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware High Income Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 17, 2007
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$11,937
Primary Benchmark	Barclays Capital Municipal Bond Index
Average Credit Quality	A3/BAA1
Duration	5.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware High Income Fund, which seeks to provide a high level of after-tax income from a portfolio of fixed income investments,* returned 10.16%** (Select Class Shares) for the six months ended August 31, 2009, compared to the 5.61% return for the Barclays Capital Municipal Bond Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. The reporting period was characterized by a return to more normal credit and liquidity conditions and a rally in the municipal bond market. Looking back, municipal bond prices fell in 2008, in particular during September and October 2008. This was triggered by turmoil in the financial markets, a rapidly weakening economy, frozen credit markets, downgrades of monoline insurers and forced selling by leveraged investors. (Monoline insurers guarantee the timely repayment of bond principal and interest when an issuer defaults.) Collectively, this led to an extreme “flight to quality,” as investors flocked to short-term U.S. Treasuries and sold securities that were perceived to be risky.

The backdrop started to gradually improve late in the calendar year 2008 and into 2009, as there were signs that the government’s aggressive initiatives to unfreeze the credit markets and stabilize the financial system were beginning to gain some traction. In addition, during the reporting period, there were signs that economic conditions were beginning to improve. While the fundamentals in the municipal market were stressed during the reporting period — due to the lagging effect of falling tax revenues — municipal bond prices performed well over the six months ended August 31, 2009. During that time, it appeared that risk aversion abated as the economy appeared to bottom and investors were drawn to the attractive valuations in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Many of the strategies that detracted from the Fund’s performance in 2008 were positive contributors to performance during the reporting period. For example, the Fund’s 20% allocation to non-municipal securities was the primary driver of its outperformance versus the benchmark. In addition the Fund’s overweight positions in the municipal related housing and healthcare sectors were beneficial, as their spreads narrowed versus last year’s elevated levels. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

Also from a sector perspective, the Fund’s underweight exposure to pre-refunded securities (bonds that are secured with U.S. government securities) and general obligation bonds (municipal securities that are secured by a state or local government’s pledge to use legally available resources, including tax revenues, to repay bond holders) helped the Fund’s performance, as these sectors did not perform as well as their lower quality counterparts. Elsewhere, maintaining an overweight to lower weighted A- and BBB-rated securities was a positive contributor to performance, as these securities outperformed their higher rated counterparts.

The leveraged loan market rallied sharply during the reporting period, as credit conditions improved and there was increased demand for these securities. The Fund invested in taxable, high-yield, floating-rate leveraged loans, which significantly contributed to its performance.

Detracting from performance was the Fund’s underweight to the longer portion of the municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time). During the reporting period, longer-term municipal rates fell more than shorter-term rates. The Fund also had a short duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) compared to the benchmark, which negatively impacted the Fund’s performance, as municipal yields declined during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	As in the past, the Fund’s investments were diversified among various sectors, including both high-grade and high-yield securities. Sector allocations were determined by input from analyst teams organized by sector, that assess relative value and risk, among other factors. We did not significantly adjust the Fund’s portfolio during the reporting period and its investment allocation was maintained at approximately 80% in municipal securities and 20% in taxable securities.

2   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

While the conditions in the municipal and portions of the taxable markets were extremely challenging in 2008, we believed spreads had widened to unsustainable levels. Therefore, we maintained our disciplined, value-oriented approach throughout the reporting period. This stance was rewarded as the sectors we emphasized saw their spreads narrow during the six months ended August 31, 2009.

PORTFOLIO COMPOSITION***

Municipal Bonds	74.7%
Loan Participations & Assignments	15.0
Corporate Bonds	3.7
Short-Term Investment	6.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware High Income Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/17/07
Without Sales Charge		10.11%	5.84%	3.71%
With Sales Charge*		5.94	1.87	1.70
CLASS C SHARES	9/17/07
Without CDSC		9.86	5.35	3.21
With CDSC**		8.86	4.35	3.21
SELECT CLASS SHARES	9/17/07	10.16	5.93	3.79

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/17/07 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 17, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware High Income Fund, the Barclays Capital Municipal Bond Index, the Barclays Capital High Yield Municipal Bond Index and the Lipper General Municipal Debt Funds Index from September 17, 2007 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of month closest to the Fund’s inception. The performance of the Barclays Capital Municipal Bond Index and the Barclays Capital High Yield Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Lipper General Municipal Debt Funds Index represents total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — 3.7%
	Consumer Discretionary — 0.6%
	Hotels, Restaurants & Leisure — 0.6%
100	Seminole Hard Rock Entertainment, Inc., VAR, 3.129%, 03/15/14 (e)	76
	Financials — 0.7%
	Consumer Finance — 0.7%
100	Ford Motor Credit Co. LLC, VAR, 3.260%, 01/13/12	83
	Industrials — 0.6%
	Road & Rail — 0.6%
100	Quality Distribution LLC/QD Capital Corp., VAR, 5.009%, 01/15/12 (i)	69
	Information Technology — 1.1%
	Electronic Equipment & Instruments — 0.4%
49	Sanmina-SCI Corp., VAR, 3.379%, 06/15/10 (e)	48
	Semiconductors & Semiconductor Equipment — 0.7%
100	Spansion, Inc., VAR, 0.000%, 06/01/13 (d) (e)	89
	Total Information Technology	137
	Materials — 0.7%
	Containers & Packaging — 0.7%
100	Constar International, Inc., VAR, 4.258%, 02/15/12	80
	Total Corporate Bonds (Cost $535)	445
Municipal Bonds — 76.3% (t)
	Arizona — 12.1%
	Arizona School Facilities Board, State School Trust,
300	Rev., AMBAC, 5.000%, 07/01/18	308
200	Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	236
190	City of Phoenix, Series A, GO, 6.250%, 07/01/17	235
500	City of Scottsdale, Water & Sewer, Rev., 5.250%, 07/01/21	600
80	Pima County IDA, American Charter Schools Foundation, Series A, Rev., 5.125%, 07/01/15	72
		1,451
	Arkansas — 3.3%
220	Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA, 5.500%, 01/01/17	223
170	City of Fayetteville, Sales & Use Tax, Rev., FSA, 4.250%, 11/01/15	177
		400
	California — 3.1%
100	Escondido Union High School District, Capital Appreciation, Series A, GO, Assured Guaranty, Zero Coupon, 08/01/23	44
420	Foothill Eastern Transportation Corridor Agency, Capital Appreciation, Senior Lien, Series A, Rev., Zero Coupon, 01/01/24 (p)	227
100	Sierra View Local Health Care District, Rev., 4.875%, 07/01/17	98
		369
	Colorado — 1.7%
200	El Paso County, Single Family Mortgage, Southern Front Range, Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 10/01/17	206
	Delaware — 1.2%
140	Delaware State Housing Authority, Single Family Mortgage, Series D-1, Rev., AMT, 4.625%, 07/01/17	138
	Florida — 0.9%
100	Palm Beach County, Public Improvement, Convention Center Project, Rev., VAR, NATL-RE, FGIC, 5.000%, 11/01/11	105
	Georgia — 1.7%
100	Downtown Smyrna Development Authority, Rev., 5.250%, 02/01/28	109
100	Main Street Natural Gas, Inc., Series A, Rev., 5.000%, 09/15/14	97
		206
	Illinois — 2.5%
250	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	294
	Kansas — 4.6%
210	City of Salina, Hospital Improvement, Salina Regional Health, Rev., 5.000%, 04/01/16	216
300	City of Wichita, Water & Sewer Utilities, Rev., NATL-RE, FGIC, 5.000%, 10/01/13	333
		549
	Louisiana — 0.6%
75	Jefferson Parish Finance Authority, Single Family, Series B, Rev., GNMA/FNMA/FHLMC, 4.400%, 06/01/17	75
	Massachusetts — 4.1%
300	Massachusetts Bay Transportation Authority, Series B, Rev., NATL-RE, 5.500%, 07/01/28	354

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
150	Massachusetts Development Finance Agency, Evergreen Center, Inc., Rev., 5.500%, 01/01/15	131
		485
	Michigan — 0.4%
50	City of Detroit, Series B-1, GO, AMBAC, 5.250%, 04/01/14	44
	Minnesota — 1.6%
200	Meeker County, Gross Revenue, Hospital Facilities, Memorial Hospital Project, Rev., 5.250%, 11/01/17	192
	Missouri — 4.1%
400	Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project, Rev., FSA, 5.250%, 07/01/25	420
70	Kansas City, Manicor Project, Tax Allocation, Series A, 5.000%, 03/01/12	68
		488
	Montana — 1.3%
150	Montana Board of Housing, Single Family Mortgage, Series B, Rev., 5.500%, 06/01/15	153
	New Hampshire — 1.0%
100	City of Manchester, School Facilities, Rev., NATL-RE, 5.500%, 06/01/27	118
	New Jersey — 4.2%
300	New Jersey EDA, Motor Vehicle Surplus, Series A, Rev., NATL-RE, 5.250%, 07/01/24	323
200	Tobacco Settlement Financing Corp., Series 1A, Rev., 5.000%, 06/01/17	181
		504
	New Mexico — 0.5%
60	New Mexico Mortgage Finance Authority, Single Family Mortgage, Series I-D-3, Class E, Rev., AMT, GNMA/FNMA/FHLMC, 4.500%, 07/01/17	60
	New York — 3.5%
200	New York State Dormitory Authority, School District Building Financing Project, Series B, Rev., NATL-RE, 5.000%, 10/01/15	223
200	Ulster County IDA, Series A, Rev., 5.100%, 09/15/13	189
		412
	North Carolina — 3.2%
75	North Carolina Eastern Municipal Power Agency, Series C, Rev., 5.375%, 01/01/17	78
295	North Carolina Housing Finance Agency, Series 30-A, Rev., AMT, 5.500%, 01/01/17	300
		378
	Ohio — 4.5%
80	Belmont County Health Systems, East Ohio Regional Hospital, Rev., 5.700%, 10/05/09	73
125	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.000%, 06/01/17	117
185	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	166
100	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/25	110
75	Ohio State, Air Quality Development Authority, Pollution Control, First Energy, Series C, Rev., 5.625%, 06/01/18	78
		544
	Oklahoma — 0.8%
100	Chickasawa Nation, Health Systems, Rev., 5.375%, 12/01/17 (e)	102
	Oregon — 2.1%
150	Clackamas County School District No. 7J, Lake Oswego, GO, FSA, 5.250%, 06/01/25	175
75	Forest Grove, Campus Improvement, Pacific University Project, Rev., 5.000%, 05/01/14	76
		251
	Pennsylvania — 0.6%
70	Pennsylvania Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 5.000%, 05/01/12	72

	Rhode Island — 0.7%
85	Rhode Island Housing & Mortgage Finance Corp., Homeownership Opportunity, Series 28-A, Rev., 4.650%, 10/05/09	85
	Texas — 9.3%
95	Austin Independent School District, Series B, GO, PSF-GTD, 5.000%, 08/01/15	108
60	Harris County Cultural Education Facilities Finance Corp., Teco Project, Series A, Rev., 5.000%, 11/15/15	67
190	Lufkin Health Facilities Development Corp., Memorial Health System, East Texas, Rev., 5.000%, 02/15/13	185

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
100	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.250%, 08/01/15	102
340	State of Texas, Water Financial Assistance, Series D, GO, AMT, 5.000%, 08/01/17	359
100	Texas A&M University, Series A, Rev., 5.000%, 07/01/25	112
175	Texas State Affordable Housing Corp., Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 10/01/17	178
		1,111
	Washington — 1.0%
220	State of Washington Motor Vehicle Fuel Tax, Series F, GO, AMBAC, Zero Coupon, 12/01/22	122
	Wisconsin — 1.7%
200	Wisconsin Health & Education Facilities, Rev., 4.420%, 10/01/27 (i)	200
	Total Municipal Bonds (Cost $9,095)	9,114
Loan Participations & Assignments — 15.4%
	Consumer Discretionary — 5.0%
	Automobiles — 0.7%
	Ford Motor Co., Term Loan B,
5	3.280%, 12/15/13	4
94	3.510%, 12/15/13	82
		86
	Hotels, Restaurants & Leisure — 1.1%
130	Six Flags Theme Parks, Inc., Term Loan B, 2.600%, 04/30/15	126
	Media — 2.1%
150	Cengage Learning Acquisitions, Term Loan, 2.760%, 07/15/14	129
150	Univision Communications, Inc., 1st Lien Term Loan, 2.511%, 09/20/14	117
		246
	Textiles, Apparel & Luxury Goods — 1.1%
	Polymer Group, Inc., Term Loan B,
126	2.520%, 11/22/12	125
4	2.560%, 11/22/12	4
6	3.500%, 11/22/12	5
		134
	Total Consumer Discretionary	592
	Consumer Staples — 1.1%
	Household Products — 1.1%
146	Spectrum Brands, Inc., Term Loan B, 6.250%, 03/30/13 (d)	136
	Health Care — 2.3%
	Health Care Providers & Services — 2.3%
3	Community Health Systems, Inc., Delayed Draw, 2.511%, 07/25/14	3
	Community Health Systems, Inc., Term Loan,
4	2.511%, 07/25/14	4
52	2.622%, 07/25/14	48
112	HCA, Inc., Term Loan B, 2.848%, 11/18/13	105
10	IASIS Healthcare Corp., Letter of Credit, 0.159%, 03/15/14	10
112	IASIS Healthcare Corp., Term Loan, 2.261%, 03/14/14	106
	Total Health Care	276
	Industrials — 1.7%
	Airlines — 0.7%
	Delta Airlines, Inc., 1st Lien Term Loan,
4	0.131%, 04/30/12	3
2	2.261%, 04/30/12	2
93	2.276%, 04/30/12	83
		88
	Commercial Services & Supplies — 1.0%
	Clarke American Corp., Term Loan B,
19	2.761%, 06/27/14	15
10	2.761%, 06/27/14	8
19	2.761%, 06/27/14	16
12	2.761%, 06/27/14	9
5	2.761%, 06/27/14	4
13	3.098%, 06/27/14	10
13	3.098%, 06/27/14	11
45	Quebecor World, Inc., Exit Term Loan, 6.597%, 07/10/12	44
		117
	Total Industrials	205
	Information Technology — 0.8%
	IT Services — 0.2%
	First Data Corp., Initial Tranche B-3 Term Loan,
1	3.011%, 09/24/14	1
13	3.018%, 09/24/14	11
11	3.018%, 09/24/14	9
		21
	Semiconductors & Semiconductor Equipment — 0.6%
98	Freescale Semiconductor, Inc., Term Loan, 2.031%, 11/29/13	73
	Total Information Technology	94

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware High Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
	Materials — 0.9%
	Chemicals — 0.9%
36	BOC Edwards, 1st Priority Lien, 2.285%, 05/31/14	23
3	Lyondell Chemical Co., Dutch Tranche A Dollar Term Loan, 3.768%, 12/22/13	1
1	Lyondell Chemical Co., Dutch Tranche Revolving Credit Loan, 3.768%, 12/20/13	1
3	Lyondell Chemical Co., German Tranche B-1 Euro Term Loan, 4.018%, 12/22/14	2
3	Lyondell Chemical Co., German Tranche B-2 Euro Term Loan, 4.018%, 12/22/14	2
3	Lyondell Chemical Co., German Tranche B-3 Euro Term Loan, 4.018%, 12/22/14	2
	Lyondell Chemical Co., Roll-Up DIP Term Loan,
27	5.807%, 12/15/09	25
25	5.940%, 12/15/09	23
9	Lyondell Chemical Co., U.S. Tranche A Dollar Term Loan, 3.768%, 12/20/13	4
15	Lyondell Chemical Co., U.S. Tranche B-1 Dollar Term Loan, 7.000%, 12/20/14	7
15	Lyondell Chemical Co., U.S. Tranche B-2 Dollar Term Loan, 7.000%, 12/20/14	7
15	Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14	7
5	Lyondell Chemical Co., U.S. Tranche Primary Revolving Credit Loan, 3.768%, 12/20/14	2
	Total Materials	106
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
122	Time Warner Telecom, Term Loan B, 2.020%, 11/30/10	119
	Utilities — 2.6%
	Independent Power Producers & Energy Traders — 2.6%
123	Calpine Corp., 1st Priority Lien Term Loan, 3.475%, 03/29/14	113
44	NRG Energy, Inc. (Opco), Credit-Linked Deposit LC, 0.498%, 02/01/13	42
	NRG Energy, Inc. (Opco), Term Loan B,
23	2.011%, 02/01/13	22
59	2.098%, 02/01/13	55
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-3 Term Loan,
98	3.776%, 10/10/14	74
1	3.785%, 10/10/14	1
	Total Utilities	307
	Total Loan Participations & Assignments (Cost 1,882)	1,835

SHARES
Short-Term Investment — 6.8%
	Investment Company — 6.8%
809	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150%, (b) (l) (m) (Cost $809)	809
	Total Investments — 102.2% (Cost $12,321)	12,203
	Liabilities in Excess of Other Assets — (2.2)%	(266)
	NET ASSETS — 100.0%	$11,937

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

DIP—	Debtor-in-possession

EDA—	Economic Development Authority

FGIC—	Insured by Financial Guaranty Insurance Co.

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Insured by Financial Security Assurance, Inc.

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IDA—	Industrial Development Authority

NATL—	Insured by National Public Finance Guarantee Corp.

PSF—	Permanent School Fund

RE—	Reinsured

Rev.—	Revenue Bond

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2009.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)—	The rate shown is the current yield as of August 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   9

STATEMENT OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware High Income Fund
ASSETS:
Investments in non-affiliates, at value	$11,394
Investments in affiliates, at value	809
Total investment securities, at value	12,203
Cash	45
Receivables:
Investment securities sold	19
Fund shares sold	30
Interest and dividends	101
Unrealized appreciation on unfunded commitments	—	(a)
Due from Advisor	10
Total Assets	12,408

LIABILITIES:
Payables:
Dividends	1
Investment securities purchased	404
Fund shares redeemed	6
Accrued liabilities:
Administration fees	—	(a)
Shareholder servicing fees	1
Distribution fees	1
Custodian and accounting fees	8
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	50
Total Liabilities	471
Net Assets	$11,937

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

Tax Aware High Income Fund
NET ASSETS:
Paid in capital	$12,034
Accumulated undistributed (distributions in excess of) net investment income	— (a)
Accumulated net realized gains (losses)	21
Net unrealized appreciation (depreciation)	(118)
Total Net Assets	$11,937

NET ASSETS:
Class A	$625
Class C	759
Select Class	10,553
Total	$11,937

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	63
Class C	77
Select Class	1,069

Net Asset Value:
Class A — Redemption price per share	$9.87
Class C — Offering price per share (b)	9.87
Select Class — Offering and redemption price per share	9.87
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.25

Cost of investments in non-affiliates	$11,512
Cost of investments in affiliates	809

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   11

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

	Tax Aware High Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$265
Dividend income from affiliates (a)	1
Total investment income	266

EXPENSES:
Investment advisory fees	19
Administration fees	6
Distribution fees:
Class A	1
Class C	2
Shareholder servicing fees:
Class A	1
Class C	1
Select Class	13
Custodian and accounting fees	19
Professional fees	36
Trustees’ and Chief Compliance Officer’s fees	—	(b)
Printing and mailing costs	12
Registration and filing fees	10
Transfer agent fees	7
Other	3
Total expenses	130
Less amounts waived	(32)
Less earnings credits	—	(b)
Less expense reimbursements	(66)
Net expenses	32
Net investment income (loss)	234

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	32
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	792
Unfunded commitments	—	(b)
Change in net unrealized appreciation (depreciation)	792
Net realized/unrealized gains (losses)	824
Change in net assets resulting from operations	$1,058

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware High Income Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$234	$458
Net realized gain (loss)	32	(8)
Change in net unrealized appreciation (depreciation)	792	(438)
Change in net assets resulting from operations	1,058	12

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(14)	(13)
Class C
From net investment income	(8)	(9)
Select Class
From net investment income	(212)	(436)
Total distributions to shareholders	(234)	(458)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	934	(146)

NET ASSETS:
Change in net assets	1,758	(592)
Beginning of period	10,179	10,771
End of period	$11,937	$10,179
Accumulated undistributed (distributions in excess of) net investment income	$— (a)	$— (a)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware High Income Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$785	$83
Dividends and distributions reinvested	11	13
Cost of shares redeemed	(464)	(864)
Change in net assets from Class A capital transactions	$332	$(768)
Class C
Proceeds from shares issued	$537	$258
Dividends and distributions reinvested	5	7
Cost of shares redeemed	(163)	(82)
Change in net assets from Class C capital transactions	$379	$183
Select Class
Proceeds from shares issued	$11	$4
Dividends and distributions reinvested	212	435
Change in net assets from Select Class capital transactions	$223	$439

Total change in net assets from capital transactions	$934	$(146)

SHARE TRANSACTIONS:
Class A
Issued	82	9
Reinvested	1	1
Redeemed	(48)	(88)
Change in Class A Shares	35	(78)
Class C
Issued	56	28
Reinvested	1	1
Redeemed	(18)	(9)
Change in Class C Shares	39	20
Select Class
Issued	1	— (a)
Reinvested	22	47
Change in Select Class Shares	23	47

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware High Income Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$9.15	$0.20		$0.72	$0.92	$(0.20)
Year Ended February 28, 2009	9.59	0.42	(e)	(0.44)	(0.02)	(0.42)
September 17, 2007(f) through February 29, 2008	10.00	0.19	(e)	(0.41)	(0.22)	(0.19)

Class C
Six Months Ended August 31, 2009 (Unaudited)	9.15	0.17		0.73	0.90	(0.18)
Year Ended February 28, 2009	9.59	0.37	(e)	(0.44)	(0.07)	(0.37)
September 17, 2007(f) through February 29, 2008	10.00	0.17	(e)	(0.41)	(0.24)	(0.17)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	9.15	0.20		0.72	0.92	(0.20)
Year Ended February 28, 2009	9.59	0.43	(e)	(0.44)	(0.01)	(0.43)
September 17, 2007(f) through February 29, 2008	10.00	0.19	(e)	(0.41)	(0.22)	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 9.87	10.11%	$625	0.65%	4.08%	2.52%	18%
9.15	(0.25)	255	0.65	4.38	2.69	15
9.59	(2.23)	1,013	0.65	4.21	4.59	8

9.87	9.86	759	1.15	3.57	3.00	18
9.15	(0.73)	349	1.15	3.89	3.30	15
9.59	(2.46)	176	1.15	3.76	5.23	8

9.87	10.16	10,553	0.55	4.23	2.29	18
9.15	(0.14)	9,575	0.55	4.52	2.51	15
9.59	(2.22)	9,582	0.55	4.31	4.51	8

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware High Income Fund	Class A, Class C and Select Class	Non-Diversified

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Consumer Discretionary	$—	$76	$—	$76
Financials	—	83	—	83
Industrials	—	69	—	69
Information Technology	—	137	—	137
Materials	—	80	—	80
Total Corporate Bonds	—	445	—	445
Municipal Bonds
Arizona
Education	—	380	—	380
General Obligation	—	235	—	235
Prerefunded	—	236	—	236
Water & Sewer	—	600	—	600
Total Arizona	—	1,451	—	1,451
Arkansas
Housing	—	223	—	223
Special Tax	—	177	—	177
Total Arkansas	—	400	—	400
California
General Obligation	—	44	—	44
Hospital	—	98	—	98
Prerefunded	—	227	—	227
Total California	—	369	—	369
Colorado
Housing	—	206	—	206
Delaware
Housing	—	138	—	138
Florida
Other Revenue	—	105	—	105
Georgia
Other Revenue	—	109	—	109
Utility	—	97	—	97
Total Georgia	—	206	—	206
Illinois
Transportation	—	294	—	294
Kansas
Hospital	—	216	—	216
Water & Sewer	—	333	—	333
Total Kansas	—	549	—	549
Louisiana
Housing	—	75	—	75
Massachusetts
Industrial Development Revenue/Pollution Control Revenue	—	131	—	131
Transportation	—	354	—	354
Total Massachusetts	—	485	—	485
Michigan
General Obligation	—	44	—	44
Minnesota
Hospital	—	192	—	192

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Municipal Bonds (continued)
Missouri
Other Revenue	$—	$68	$—	$68
Transportation	—	420	—	420
Total Missouri	—	488	—	488
Montana
Housing	—	153	—	153
New Hampshire
Other Revenue	—	118	—	118
New Jersey
Other Revenue	—	181	—	181
Special Tax	—	323	—	323
Total New Jersey	—	504	—	504
New Mexico
Housing	—	60	—	60
New York
Education	—	223	—	223
Hospital	—	189	—	189
Total New York	—	412	—	412
North Carolina
Housing	—	300	—	300
Utility	—	78	—	78
Total North Carolina	—	378	—	378
Ohio
General Obligation	—	110	—	110
Hospital	—	73	—	73
Revenue	—	78	—	78
Other Revenue	—	283	—	283
Total Ohio	—	544	—	544
Oklahoma
Hospital	—	102	—	102
Oregon
Education	—	76	—	76
General Obligation	—	175	—	175
Total Oregon	—	251	—	251
Pennsylvania
Education	—	72	—	72
Rhode Island
Housing	—	85	—	85
Texas
Education	—	112	—	112
General Obligation	—	467	—	467
Hospital	—	185	—	185
Housing	—	178	—	178
Utility	—	169	—	169
Total Texas	—	1,111	—	1,111
Washington
General Obligation	—	122	—	122
Wisconsin
Private Placement	—	200	—	200
Total Municipal Bonds	—	9,114	—	9,114

20   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Loan Participations & Assignments
Consumer Discretionary	$—	$592	$—	$592
Consumer Staples	—	136	—	136
Health Care	—	276	—	276
Industrials	—	205	—	205
Information Technology	—	94	—	94
Materials	—	106	—	106
Telecommunication Services	—	119	—	119
Utilities	—	307	—	307
Total Loan Participations & Assignments	—	1,835	—	1,835
Short-Term Investments
Investment Companies	809	—	—	809
Total Investments in Securities	$809	$11,394	$—	$12,203

B.  Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of August 31, 2009 were approximately $269,000 and 2.3% respectively.

C.  Loan Participations and Assignments — The Fund may invest in loan participations and assignments of all or a portion of loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment. As a result, the Fund assumes the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). The Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

D.  Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of its normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At August 31, 2009, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

				Commitment
Security Description	Term	Maturity Date	Rate	Amount	Value
Lyondell Chemical	New Money DIP Term Loan	12/15/09	1.500%	$9	$9

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.35% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended August 31, 2009 was $194.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2009, the annualized effective rate was 0.11% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2009, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$1	$—

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of each class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

22   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.65%	1.15%	0.55%

The contractual expense limitation agreements were in effect for the six months ended August 31, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2010.

For the six months ended August 31, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$20	$6	$6	$32	$66

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended August 31, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,635	$1,840

During the six months ended August 31, 2009, there were no purchases or sales of U.S. Government securities.

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2009, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$12,321	$254	$372	$(118)

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund had an affiliated shareholder that owned a significant portion of the Fund’s outstanding shares. Significant shareholder activity, if any, may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through October 30, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

24   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2009, and continued to hold your shares at the end of the reporting period, August 31, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009*	Annualized Expense Ratio
Tax Aware High Income Fund
Class A
Actual	$1,000.00	$1,101.10	$3.44	0.65%
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class C
Actual	1,000.00	1,098.60	6.08	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Select Class
Actual	1,000.00	1,101.60	2.91	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one- half year period).

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, with respect to the Fund, the Trustees have engaged an independent consultant to similarly review the performance of the Fund, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact

26   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The determination made by the Trustees with respect to the Fund’s performance is summarized below:

The Trustees noted the Fund’s performance was in the third quintile for both Class A and Select Class shares for the one-year period ended December 31, 2008. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with the members of the Fixed Income Investment Sub-Committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile and that the actual total expenses for the Class A and Select Class Shares were in the first and second quintiles, respectively, of

AUGUST 31, 2009        J.P. MORGAN TAX AWARE FUNDS   27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

28   J.P. MORGAN TAX AWARE FUNDS        AUGUST 31, 2009

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. August 2009.	SAN-TAHI-809

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

November 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

November 9, 2009

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

November 9, 2009